As filed with the Securities and Exchange	Registration No. 333-28755
Commission on April 17, 2023	Registration No. 811-05626

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ______	☐
Post-Effective Amendment No. 75	☒

AMENDMENT TO REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Post-Effective Amendment No. 480	☒
(Check appropriate box or boxes.)

Separate Account B
(Exact Name of Registrant)

Venerable Insurance and Annuity Company
(Name of Depositor)

699 Walnut Street, Suite 1350
Des Moines, Iowa 50309-3942
(Address of Depositor’s Principal Executive Offices) (Zip Code)

800-366-0066
(Depositor’s Telephone Number, including Area Code)

Jay Lemoncelli
Associate Counsel
Venerable Insurance and Annuity Company
1475 Dunwoody Drive, Suite 200
West Chester, Pennsylvania 19380
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2023, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________, pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Deferred Combination Variable and Fixed Annuity Contract

PART A
INFORMATION REQUIRED IN A PROSPECTUS

ARCHITECT®
GOLDENSELECT ACCESS®
GOLDENSELECT DVA PLUS®
GOLDENSELECT ESII®
GOLDENSELECT GENERATIONS®
GOLDENSELECT LANDMARK®
GOLDENSELECT LEGENDS®
GOLDENSELECT OPPORTUNITIES®
GOLDENSELECT PREMIUM PLUS®
WELLS FARGO LANDMARK
WELLS FARGO OPPORTUNITIES

DEFERRED COMBINATION VARIABLE AND FIXED ANNUITIES
issued by
Venerable Insurance and Annuity Company
and its
Separate Account B

Supplement Dated May 1, 2023

This supplement updates the prospectus for your variable annuity contract (the “Contract”).  Please read this supplement carefully and keep it with your prospectus for future reference.  If you have any questions, please contact your financial representative or Customer Service at 1-877-235-8564.  Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

Surrender Value Offer

The Surrender Value Offer is only available to you if you purchased the Minimum Guaranteed Income Benefit Rider with Form Number GA-RA-1047, GA-RA-1047(REV), GA-RA-1047(01/02), GA-RA-1047(10/02), IU-RA-1047 (01/05) or IU-RA-1047 (08/06) (hereinafter referred to as the “Eligible MGIB Riders”).

Beginning in August 2020, the Company began offering Contract Owners that purchased a Contract with the Minimum Guaranteed Income Benefit Rider with Form Number GA-RA-1047, GA-RA-1047(REV), GA-RA-1047(01/02), GA-RA-1047(10/02), IU-RA-1047 (01/05) or IU-RA-1047 (08/06) (hereinafter referred to as the “Eligible MGIB Riders”) an enhanced cash surrender value in exchange for surrendering the entire Contract (the “Offer”).  Effective December 31, 2021, the Company changed the Offer and reduced the Enhanced Surrender Percentage from 25% to 0%, thereby eliminating any enhancement to the Cash Surender Value for accepting the Offer.  If you accept the Offer, your entire Contract, which includes the Eligible MGIB Rider and any other endorsements and riders, will terminate and have no further value, force, or effect.  You will receive, however, your Contract’s Cash Surrender Value and any existing surrender charges will be waived if you accept the Offer.  Additional details regarding the Offer are provided below.

No Action is Required on Your Part.  Acceptance of the Offer is optional.  You are not required to accept the Offer or take any action under your Contract.  If you do not accept the Offer, your entire Contract, which includes the Eligible MGIB Rider and any other endorsements and riders, will continue unchanged.

1

The Offer Will Not Be Appropriate for All Contract Owners and it May Not Be in Your Best Interest to Accept It.  You should carefully review this information and make sure you understand the terms of the Offer.  This Offer asks you to give up valuable benefits in return for your Contract’s unenhanced Cash Surrender Value, although any surrender charges will be waived.  Please consider carefully whether you no longer need or want the Contract, the guarantees provided by the Eligible MGIB Rider and any other optional living benefit riders or Death Benefits.  Your financial professional can help you understand whether accepting the Offer would be appropriate for you given your personal circumstances and financial goals.  Additionally, accepting the Offer by surrendering your Contract may result in tax liability.  Please consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract.  A surrender made before you reach 59½ may result in a 10% tax penalty.  You will be responsible for any taxes, including any tax penalty for accepting the Offer before age 59½, and taxes generally will be withheld from the Cash Surrender Value when it is paid unless you direct otherwise.

You should accept the Offer only when you determine, after knowing all the facts, that it is better for you to accept the Offer rather than continue to own your Contract, including the Eligible MGIB Rider and any other accompanying endorsements and riders.

How do I know if I am eligible to participate in the Offer? The Offer is available to you if:
•	You are the owner (or joint owner) of an in-force Contract with an attached in-force Eligible MGIB Rider;
•	Death Benefits have not been paid (spouses who have elected spousal continuation under the Contract may be eligible to participate in the Offer); and
•	You have not fully annuitized your Contract or fully annuitized under the Eligible MGIB Rider.

Acceptance of the Offer.  When we receive your acceptance of the Offer in good order (your “Acceptance”), we will surrender your entire Contract for its Cash Surrender Value.  To be in “good order” your Acceptance must be made in a form satisfactory to us that have been properly signed and accurately completed with such clarity that we are not required to exercise any judgment or discretion in carrying it out.  You may not accept the Offer for only a portion of your Contract’s Cash Surrender Value.

What will I receive if I accept the Offer?  If you choose to accept the Offer, we will pay you your unenhanced Cash Surrender Value and waive any surrender charges in exchange for the surrender of your Contract.  We will calculate the Cash Surrender Value at the end of the business day on which we receive in good order your Acceptance (the “Acceptance Date”).  If we receive your Acceptance in good order after the close of trading of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any business day, we will calculate the Cash Surrender Value on the next business day.  The Cash Surrender Value will normally be paid within seven days after our receipt of Acceptance of the Offer.

The unenhanced Cash Surrender Value will be calculated as follows:

(1)	The difference when the Contract Value is subtracted from the MGIB Benefit Base, but in no event less than zero; multiplied by
(2)	0% (the “Surrender Value Percentage”); plus
(3)	The Contract Value.

Where (1) and (3) are each adjusted for any outstanding loan balance, where applicable, and the Contract Value is adjusted for any applicable charges and fees, except for surrender charges, which are waived.

The MGIB Benefit Base is a calculation used to determine the MGIB annuity income under the Eligible MGIB Rider.  For more information about the MGIB Benefit Base and how it is defined and calculated, please review your full Contract prospectus.  See the hypothetical examples below, which illustrate how we compute the unenhanced Cash Surrender Value.

Will I be subject to a Market Value Adjustment if I accept the Offer?  Yes, if you are invested in a Fixed Interest Allocation and the Acceptance Date does not occur on or within 30 days of the end of the guaranteed interest period, you will be subject to a Market Value Adjustment if you accept the Offer.  The Market Value Adjustment may be positive, negative or result in no change.  In general, if interest rates have risen during the guaranteed interest period the Market Value Adjustment may be negative and reduce your Contract Value.  If interest rates have fallen during the guarantee period, you will likely receive a positive Market Value Adjustment that increases your contract value.  For Additional information, please see the “Market Value Adjustment” section in APPENDIX B - Fixed Account II in the prospectus.

2

Will I incur a surrender charge if I accept the Offer? No, we will waive any applicable surrender charge(s) if you accept the Offer.

Why is the Company making this Offer? We believe that the Offer may be mutually beneficial to both us and to certain Contract Owners:
•
Contract Owner Benefits – The Company believes that the Offer may be beneficial to our Contract Owners who no longer need or want the guarantees provided by the Eligible MGIB Rider, any other optional living benefit riders, or the Death Benefit.  As noted above, accepting the Offer may not be appropriate for all Contract Owners and you should consult with your financial professional to determine if accepting the Offer is right for your personal and financial situation.  You should also consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract by accepting the Offer.

•
Company Benefits – The Company is taking steps, such as making the Offer, to accelerate the run-off of a block of variable annuity contracts that are no longer offered for sale and through which the Eligible MGIB Rider is available, which is expected to reduce capital requirements and associated risks for this business segment.  Providing guarantees under the Eligible MGIB Riders may be costly to the Company, particularly during periods of extended low interest rates, declining equity markets, and high volatility in either equity markets or interest rates.

What happens if I don’t take any action? If you don’t take any action, your Contract and all attached in-force riders and endorsements will continue unchanged.

How can I accept the Offer? To accept the Offer, you may complete the form which was sent to you when we first made the Offer or contact Customer Service at 1-877-235-8564.

What are some factors I should consider in deciding whether to accept the Offer? We urge you to carefully review this information about the Offer and discuss the Offer with your financial, legal and/or tax advisers prior to making the decision to accept the Offer.  Once you have accepted the Offer and surrendered your Contract it cannot be undone.  In deciding whether to accept the Offer, you should consider all factors relevant to your personal situation.  Some of the factors you may wish to consider are:
•
Whether your situation has changed since the time you purchased the Contract and the Eligible MGIB Rider.  For example, changes in health may make the long-term payments available under the Eligible MGIB Rider less important to you.  Likewise, a personal financial emergency could make a payment of the unenhanced Cash Surrender Value more desirable than the long-term payments under the Eligible MGIB Rider;

•	The Cash Surrender Value you receive may be less than the amount you would have received over your lifetime had you kept your Contract and the Eligible MGIB Rider in force;
•	Whether it is important for you to leave a Death Benefit to your beneficiaries;
•	Whether your need for your Cash Surrender Value is more important to you than the tax deferral provided during the accumulation phase of the Contract;
•
Whether your need for your Cash Surrender Value, after incurring any applicable Market Value Adjustment, outweighs the value of waiting to annuitize at a time when such charges and adjustments would not apply;

•	The tax impact of accepting the Offer. A surrender made before you reach 59½ may also result in a 10% tax penalty;
•	Whether accepting the Offer would have any additional financial impact to you; and
•
Whether you intend to transfer the Cash Surrender Value to a different financial product (like another variable annuity).  Transfer to other financial products may trigger payment of a sales charge, be subject to a new surrender charge, or have higher fees or less favorable benefits than the Contract and the Eligible MGIB Rider.

We cannot provide you with advice as to how to consider these factors and how they may affect you personally, nor can we provide advice regarding any potential future increase or decrease of either your Contract Value or the value of any living benefit rider or Death Benefit.  Please discuss with your financial professional whether the Offer is suitable for you based on your particular circumstances.  When talking to your financial professional, be aware that they may receive a commission for selling you a new financial product and you should ask them to disclose any conflicts of interest that they might have when advising you about whether the Offer is right for you.

3

You should discuss this Offer with your financial representative to determine whether accepting the Offer is suitable for you given your unique financial position and future financial, retirement and insurance needs.  You should not accept the Offer and terminate your Contract unless you determine, after consulting with your financial representative, that doing so is more beneficial to you than continuing to maintain your Contract and/or annuitizing under the Contract or under the Eligible MGIB Rider at a later date.  You should discuss the tax impact of accepting the Offer with your financial, legal and/or tax adviser, particularly if your Contract is an IRA and you are or may be subject to required minimum distributions under the Internal Revenue Code.

You may  also want to discuss this Offer with the beneficiaries named in your Contract to determine whether you need the Death Benefit protection provided under the Contract.

What else do I need to know? We may modify, suspend, or terminate the Offer, including the Surrender Value Percentage, at any time prior to your Acceptance of the Offer by providing a notice of such a modification, suspension or termination through a Prospectus Supplement filed with the SEC and sent to you and posted to your account on our website at www.venerable.com.  Also, in the future we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein.  By accepting the Offer in exchange for payment of your Cash Surrender Value and waiver of any surrender charges you will not be able to participate in any such future offers.

4

Hypothetical Examples of How the Cash Surrender Value is Calculated.*

	Example A - Assumptions	Example B- Assumptions	Example C- Assumptions
Adjusted Contract Value	$90,000	$100,000	$100,000
Adjusted MGIB Benefit Base	$100,000	$90,000	$100,000
Surrender Value Percentage	0%	0%	0%

The Cash Surrender Value will be calculated as follows:
(1)	The difference when the Contract Value is subtracted from the MGIB Benefit Base, but in no event less than zero; multiplied by
(2)	0% (the “Surrender Value Percentage”); plus
(3)	The Contract Value.

Where (1) and (3) are each adjusted for any outstanding loan balance, where applicable, and the Contract Value is adjusted for any applicable charges and fees, except for surrender charges, which are waived.

Example A
(1)	$100,000 - $90,000 = $10,000
(2)	$10,000 x 0% = $0
(3)	$0+ $90,000 = $90,000

The Cash Surrender Value equals $90,000, which is equal to the adjusted Contract Value.

Example B
(1)	$90,000 - $100,000 = $0
(2)	$0 x 0% = $0
(3)	$0 + $100,000 = $100,000

The Cash Surrender Value equals $100,000, which is equal to the adjusted Contract Value because the difference when the Contract Value is subtracted from the MGIB Benefit Base cannot be less than zero.

Example C
(1)	$100,000 - $100,000 = $0
(2)	$0 x 0% = $0
(3)	$0 + $100,000 = $100,000

The Cash Surrender Value equals $100,000, which is equal to the adjusted Contract Value because the adjusted Contract Value and the adjusted MGIB Benefit Base are the same.

*
These Examples do not display the added value of waiving surrender charges, if any, if the Offer is accepted.  These Examples also do not reflect the impact of the MVA or fees, if any, on the amount received if the Offer is accepted.  For more information about the amount of any surrender charge that will be waived, the MVA and fees that may apply to you upon Acceptance of the Offer, please contact Customer Service at 1-877-235-8564.

5

Venerable Insurance and Annuity Company and its Separate Account B
GoldenSelect Premium Plus®
May 1, 2023 , Prospectus

This prospectus describes GoldenSelect Premium Plus®, a group and individual deferred combination variable and fixed annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”).  The Contract has not been offered for new sales since March 15, 2010, and this prospectus describes the features and benefits of the Contract applicable to existing Contract Owners.

The Contract provides a means for the Contract Owner (“you” and “your”), to allocate your Contract Value to one or more available investment options, which include:
•	Subaccounts of the Separate Account, each which invests in an underlying mutual fund (the “Funds”) – See APPENDIX A for more information about the Funds available through the Contract; and
•
Fixed interest allocation options, which may have various guaranteed interest periods (“Fixed Interest Options”) See APPENDIX B and APPENDIX C for more information about the Fixed Interest Options that may be available through the Contract.

Your Contract Value will vary daily to reflect the investment performance of the Subaccount(s) you select and any interest credited to your allocations to the Fixed Interest Options.  For Contracts sold in some states, not all Funds or Fixed Interest Options may be available.

This prospectus provides information that you should know before investing and should be kept for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the Funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800 366-0066.

You may elect to receive all future reports in paper free of charge.  You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at 1-800-366-0066.  Your election to receive reports in paper will apply to all Funds in which you choose to invest.

Your existing annuity may be subject to fees or penalties on surrender.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable annuities, has been prepared by the staff of the SEC and is available at Investor.gov.

Allocations to a Subaccount investing in a Fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  The Contract is subject to investment risk, including the possible loss of the principal amount invested.

2

SPECIAL TERMS

The following terms have special meaning and are used throughout this prospectus.   Other special terms are generally defined in the sections where those terms appear.

Annuitant	The person designated by you to be the measuring life in determining annuity payments.
Annuity Start Date	The date you start receiving annuity payments under your Contract.
Cash Surrender Value	The amount you receive when you surrender the Contract.
Claim Date	The date on which we calculate the value of the Death Benefit, which is the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork.
Contract
The legal agreement between the Contract Owner(s) and the Company that governs the terms of the GoldenSelect Premium Plus® variable annuity.  The Contract has two phases:
• The accumulation phase (the period between the Contract Date and the Annuity Start Date) during which the Contract Value may vary according to the investment experience of the Subaccounts of the Separate Account; and
• The payout phase (which begins on the Annuity Start Date) during which you receive regular annuity payments from the Contract).

Contract Date	The date the Contract became effective.
Contract Owner(s)	The person(s) or entity with all of the rights and options available through the Contract. Throughout this prospectus we use “you” and “your” to refer to the Contract Owner(s).
Contract Value	The total value of your investment in the Subaccounts of the Separate Account and the Fixed Interest Options available through the Contract.
Contract Year	The time period between each anniversary of the Contract Date.
Death Benefit	The amount paid to your designated beneficiaries upon your death. The Contract has a standard Death Benefit and optional enhanced Death Benefits.
Fixed Interest Options
Investment options that earn a stated amount of interest for a specified period of time (until its maturity date).  A withdrawal from a Fixed Interest Option more than 30 days before its maturity date may be subject to Market Value Adjustment.

Free Withdrawal Amount	The percentage of Contract Value that may be withdrawn from the Contract each year without incurring a surrender charge.
Funds	The underlying mutual funds in which the Subaccounts invest.
Market Value Adjustment	An adjustment to the Contract Value for transfers or withdrawals from a Fixed Interest Option more than 30 days from its maturity date. The adjustment may be positive, negative or have no effect.
Optional Benefits	Various features and benefits that you were able to choose to add to your Contract, typically when you applied for the Contract and for an additional cost.
Separate Account
Separate Account B, which is the separate investment account of the Company that supports the Contract.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Subaccounts	Divisions of the Separate Account, each which invests exclusively in one underlying Fund. The value of each Subaccount will vary with the performance of its underlying Fund.

3

KEY INFORMATION

Important information you should consider about the Contract:
FEES AND EXPENSES
Charges for Early Withdrawals
If you withdraw money from or surrender the Contract within nine (9) years following a premium payment, you may be assessed a surrender charge.   The surrender charge is generally a percentage of the premium withdrawn or surrendered, and the maximum surrender charge is 8% of each premium payment.   For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 premium payment.  See “Surrender Charge” for more information.

Transaction Charges
In addition to surrender charges, there may be an additional charge if:
• You transfer Contract Value between Subaccounts;
• You request that withdrawal proceeds be mailed for overnight delivery;
• State or local premium taxes become due: or
• You take a 403(b) Plan Loan.
See “Charges Deducted from the Contract Value.”

Ongoing Fees and Expenses (annual amounts)
Minimum and Maximum Annual Fee Table.  The table below describes the lowest and highest current fees and expenses that you may pay each year, depending on the options you choose.   Refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.40%[1]	1.57%[1]
	Investment options (Fund fees and expenses)	0.52%[2]	1. 75%[2]
	Optional Benefits available for an additional charge (for one optional benefit, if elected)	0.15%[3]	1.05%[3]
See “Charges Deducted from the Subaccounts” and “Optional Rider Charges” for more information.
Because your Contract is customizable, the choices you make affect how much you will pay.   To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.   This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,685	Highest Annual Cost: $4, 196
Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Least expensive Contract class and Fund fees and expenses;
• No Optional Benefits;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Most expensive Contract class and combination of Optional Benefits and Fund fees and expenses;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

1
As a percentage of Account Value in each Subaccount.  This fee includes the Mortality and Expense Risk Charge, the Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses and the annual dollar based Administrative Charge converted into an annual percentage.  The annual dollar based Administrative Charge is waived if your total premium payments are $100,000 or more or if your Contract Value at the end of a Contract Year is $100,000 or more.  The minimum amount reflects this waiver, while the maximum amount does not.  Your Contract class depends on when you purchased your Contract.  Refer to your Contract schedule pages for the fees and charges  that apply to your Contract.

2	As a percentage of Fund assets. These figures reflect the minimum and maximum Fund fees and expense before any expense reimbursements or fee waiver arrangements.
3
As a percentage of Contract Value or Benefit Base depending on the optional benefit elected.  Refer to your Contract schedule pages for the fees and charges  that apply to the Optional Benefits you have elected.

4

RISKS See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” for more information
Risk of Loss	You can lose money investing in the Contract, including loss of principal.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate if you need ready access to cash.

Surrender charges apply for up to nine years after each premium payment.   They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time.   A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.   The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Risks Associated with the Investment Options
An investment in the Contract is subject to the risk of poor investment performance of the investment options you choose.

Each available Fund and Fixed Interest Option has its own unique risks, and you should review information about each investment option, including the Fund prospectuses, before making an investment decision.

The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “OPTIONAL LIVING BENEFIT RIDERS” for more information.

Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Option, are subject to the financial strength and claims paying ability of the Company.   If the Company experiences financial distress, it may not be able to meet its obligations to you.   More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

RESTRICTIONS
Investment Options
There may be a $25 charge for each transfer between Subaccounts after the first 12 in a Contract Year.  See “Charges Deducted from the Contract Value” for more information.

We reserve the right to close or remove Funds to future investment and to substitute Funds that are available under the Contract.   Additionally, we may restrict or limit the Guaranteed Interest Periods that are available under the Fixed Interest Options.  See “Addition, Deletion or Substitution of Subaccounts and Other Changes” for more information.

The Contract is not designed to serve as a vehicle for frequent transfers.  We monitor for excessive trading and reserve the right to limit the number of transfers you may make between investment options and may otherwise modify or terminate transfer privileges.   We may also suspend electronic trading privileges for those that are found to have violated our Excessive Trading Policy.  See “TRANSFERS AMONG YOUR INVESTMENT OPTIONS - Excessive Trading Policy” for more information.

Optional Benefits
We may restrict or limit amounts that may be allocated to certain Funds.  Additionally, for many Optional Benefits we categorize Funds according to volatility, and investment in Funds outside of certain categories can have a negative impact those Optional Benefits.  We may change a category into which a Fund is placed in the future.  See “OPTIONAL LIVING BENEFIT RIDERS” for more information.

A withdrawal may terminate or reduce the value of an optional living or death benefit by more than the amount of the withdrawal because withdrawals can reduce a benefit on a proportional basis.  A proportional reduction is based on the change in Contract Value resulting from the withdrawal, not the amount withdrawn.  See “OPTIONAL LIVING BENEFIT RIDERS” and “DEATH BENEFIT” for more information.

Once elected, an Optional Benefit generally cannot be cancelled separately from the Contract.  None of the Optional Benefits are currently available for election.  See “DEATH BENEFIT” for more information.

5

TAXES See “FEDERAL TAX CONSIDERATIONS” for more information.
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

If you purchased the contract through a tax-qualified retirement plan or individual retirement arrangement (“IRA”) you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may pay a 10% additional tax for withdrawals and surrenders before age 59 ½.

CONFLICTS OF INTEREST See “Selling the Contract” for more information.
Investment Professional Compensation
Although the Contracts are no longer offered for new sales, firms and their registered representatives that sold the Contract may receive commissions on additional premium payments and may also be paid trail commissions for past sales activity based on the values of Contracts sold through the firm.  This compensation is not paid directly by Contract Owners or the Separate Account.  This compensation may have influenced your investment professional to offer or recommend the Contract over another investment and could influence your investment professional to recommend keeping the Contract.

Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract you already own.   You should only exchange your Contract if you determine, after comparing the features, benefits, fees, and risks of both contracts, that it is preferable for you to exchange your Contract for a new contract rather than to continue to own your existing Contract.

OVERVIEW OF THE CONTRACT

Purposes of the Contract

The Contract is no longer available for new purchasers.  The Contract was available in connection with certain retirement arrangements that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such special tax treatment (“nonqualified Contracts”).
The Contract has two principal phases:
•
The accumulation phase is the period between the date the Contract became effective (the “Contract Date”) and the date you start receiving annuity payments under your Contract (the “Annuity Start Date”).  During the accumulation phase your Contract Value may grow or decrease depending on the performance of the investment options you have selected; and

•
The income phase begins on the Annuity Start Date and is the period during which you receive regular annuity payments from your Contract according to the annuity option you choose.  Once you begin receiving annuity payments, you will not be able to take additional withdrawals, the Contract’s living benefits terminate and the Death Benefit, if any, will be as provided under the annuity option selected.

6

During the accumulation phase the Contract gives you the potential to grow your assets by allocating your Contract Value to one or more of the available investment options, which include:
•
Funds, which are available through an investment in the corresponding Subaccount of the Separate Account.  See APPENDIX A for more information about each available Fund, including its investment objective, adviser and subadviser(s), if any, current expenses, and performance; and

•
Fixed Interest Options, which may have various guaranteed interest periods, and provide a way to earn a fixed rate of interest.  The available Fixed Interest Options may vary by state of issue.  See APPENDIX B, APPENDIX C, and your Contract for more information.

The Contract also has various other features and benefits that may be available at an additional cost and that are summarized below.

Withdrawal Benefits.  The following three types of withdrawals are currently available under the Contract during the accumulation phase , which may be subject to surrender charges and a Market Value Adjustment :
•	Regular withdrawals, which must be at least $100;
•	Systematic withdrawals, which may be a fixed amount or a percentage of premiums not previously withdrawn, may be taken monthly, quarterly, or annually;
•	IRA withdrawals, which are available under a non-Roth IRA Contract, allow for withdrawals necessary to comply with the minimum distribution requirements under the Tax Code.

See the “WITHDRAWALS” section for more information

Annuity Options.  Various annuity options are available during the income phase of the Contract that allow for payments:
•	For a fixed number of years;
•	For the life of the annuitant with payments guaranteed for a fixed number of years;
•	For the lives of two persons; or
•	According to another annuity option we may make available.

See “ANNUITY OPTIONS” section for more information

Death Benefits.  The Contract has a Standard Death Benefit and the following two optional Death Benefits were available, each which have the potential to enhance the Standard Death Benefit:
•	Quarterly/Annual Ratchet Enhanced Death Benefit; and
•	7% Solution/Max 7 Enhanced Death Benefit.

The applicable death benefit is paid when either the Contract Owner or the first of joint owners or the Annuitant (when the Contract owner is not an individual) dies before the Annuity Start Date.  See the “DEATH BENEFIT” section for more information.

Additionally, the Earnings Multiplier Benefit Rider, if elected, enhances the applicable death benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.

Optional Living Benefits.  Living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The Life Pay and LifePay Plus Minimum Guaranteed Withdrawal Benefit riders, which may be appropriate for those concerned about outliving your income; and
•	The Joint LifePay and LifePay Plus Minimum Guaranteed Withdrawal Benefit riders, which may be appropriate for those who are married and concerned about you and your spouse outliving your income.

See the “OPTIONAL LIVING BENEFIT RIDERS” section for more information.

7

Loans.  Loans are available through the Contracts issued in relation to 403(b) plans.  See the “403(b) PLAN LOANS” section for more information.

You should regularly review with your investment professional your Contract’s features and benefits and its corresponding fees and charges to determine if it continues to meet your financial goals given your investment time horizon, liquidity needs, and risk tolerance.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or taking withdrawals from the Contract.  Please refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.   See “CHARGES AND FEES” for more information.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or take withdrawals from the Contract or transfer Contract Value between investment options.  State premium taxes may also be deducted.

Transaction Expenses4

Standard Surrender Charge
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9+
Surrender Charge (as a percentage of each premium payment) [5]	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%

Transfer Charge	$25 per transfer, currently zero
Premium Tax [6]	0% to 3.5%
Overnight Charge [7]	$20
Loan Fee [8]	$25

4	If you invested in the Fixed Account, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
5
Deducted upon surrender or a withdrawal of amounts in excess of the Free Withdrawal Amount, if applicable. The surrender charge percentage we use is determined by the number of years since receipt of the premium payment to which the charge relates.  See “Charges and Fees – Surrender Charge” for more information.

6	Any premium tax is deducted from the Contract Value.
7	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
8	Loans are available only through Contracts issued in relation to certain 403(b) plans. The fee is deducted from the Contract Value for each loan.

8

The next table describes the maximum charges that you could pay each year during the time that you own the Contract (not including Fund fees and expenses), based on the most recently issued versions of the Optional Benefits.  If you choose to purchase an Optional Benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expense [9]	$40
Base Contract Expense [10]	1.40%, 1.45% or 1.55% of the average Contract Value in each Subaccount
Optional Benefit Expenses: [11]
• Quarterly/Annual Ratchet Enhanced Death Benefit [12]	0.30% of the average Contract Value in each Subaccount.
• 7% Solution/Max 7 Enhanced Death Benefit [13]	0.55% of the average Contract Value in each Subaccount.
• Earnings Multiplier Benefit Rider [14]	0.30% of the average Contract Value.
• Minimum Guaranteed Income Benefit Rider	1.50% of MGIB Charge Base (the current charge is 0.75%)
• LifePay Plus Minimum Guaranteed Withdrawal Benefit Rider	1. 50 % of LifePay Plus Base (the current charge is 0.85%)
• Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit Rider	1. 70 % of Joint LifePay Plus Base (current charge is 1.05%)
Loan Interest Rate Spread	3.00% of the amount allocated to the special loan account

The next item shows the minimum and maximum total annual operating expenses of the Funds currently available for investment that you may pay periodically during the time that you own the Contract.  A complete list of Funds available through the Contract, including their annual expenses, can be found in Appendix A of this prospectus.

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses) [15]	0.52%	1. 75%

9
We deduct this charge on each Contract anniversary and on surrender.  We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.

10
The Base Contract Expense varies by Contract class and includes the Mortality and Expense Risk Charge and the Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses.  Your Contract class depends on when you purchased your Contract.  Refer to your Contract schedule pages for the fees and charges that apply to your Contract.

11
Optional Benefit charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  The basis for an Optional Benefit charge is sometimes a charge base, benefit base or Contract Value, as applicable.  Optional Benefit charges are deducted from the Contract Value in your Subaccount allocations (and/or your Fixed Interest Option allocations if there is insufficient Contract Value in the Subaccounts).  The Optional Benefit charges vary depending on when the benefit was added to your Contract and the maximum charge for earlier versions may be greater than those shown above.  Refer to your Contract schedule pages for the charges applicable to the Optional Benefit(s) you elected and see Appendices I through N for the charges associated with earlier versions of the Optional Benefit riders.

12	For certain periods the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Enhanced Death Benefit, and the charge for these death benefits varied.
13	For certain periods the 7% Solution, the Max 7 Enhanced Death Benefit or both were available.
14	Currently deducted quarterly.
15
These are the minimum and maximum Fund fees and expenses before any expense reimbursements or fee waiver arrangements.  Please note that the Fund fees shown in APPENDIX A are after (net of) any expense reimbursements or fee waiver arrangements.

9

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include annual Contract expenses, annual Fund expenses, and transaction expenses except any transfer charges, premium taxes, and overnight charges are excluded.

The examples assume that you invest $100,000 in the Contract for the time periods indicated.  The examples assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses and Optional Benefits available for an additional charge.  Although your costs may be higher or lower, based on these assumptions your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
Contract Class	1 year	3 years	5 years	10 years
Base Contract Expense of 1.40%	$13,025	$23,402	$33,242	$55,606
Base Contract Expense of 1.45%	$13,527	$24,847	$35,543	$59,627
Base Contract Expense of 1.55%	$13,719	$25,347	$36,237	$60,200

Example 2: If you do not surrender or annuitize your Contract:
Contract Class	1 year	3 years	5 years	10 years
Base Contract Expense of 1.40%	$5,025	$15,402	$36,237	$55,606
Base Contract Expense of 1.45%	$5,527	$16,847	$28,543	$59,627
Base Contract Expense of 1.55%	$5,719	$17,347	$29,237	$60,200

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are several risks associated with purchasing and owning the Contract, which are summarized below.

Risk of Loss.  You can lose money investing in the Contract, including loss of principal and getting back less than you invested in the Contract.

Risk of Poor Investment Performance.  You should regularly evaluate the Contract's long-term investment potential and risks.  For amounts you allocate to the Subaccounts of the Separate Account:
•	Your values will fluctuate with the markets, interest rates, and the performance of the underlying Funds;
•	You assume the risk that your values may decline or not perform to your expectations;
•	Each Fund has various investment risks, and some funds are riskier than others;
•	There is no assurance that any of the Funds will achieve its stated investment objective;
•	The particular risks associated with each Fund are detailed in the Fund’s prospectus;
•	You should read each Fund's prospectus and understand the risks associated with it before allocating Contract Value to its corresponding Subaccount ; and
•
If you request a full surrender, the applicable surrender charge percentage will be applied to the total amount of each premium payment subject to a surrender charge, even if your Contract Value is less than the sum of your premium payments because of poor investment performance and/or fees and charges. The surrender charge assessed may be greater than the amount that would be assessed if the surrender charge percentage was applied only to the amount actually surrendered.

For amounts you allocate to the Fixed Interest Options:
•	Interest rates we declare will change over time to reflect then current market conditions; and
•	You assume the risk that interest rates for guaranteed interest periods in the future may be less than current interest rates for the same or similar guaranteed interest periods.

You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate given your financial goals, investment time horizon and risk tolerance.
10

The Contract is not a short-term investment.   The Contract is not appropriate if you need ready access to cash.  Surrender charges apply for nine years after each premium payment.  They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time.  A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.  The benefits of tax deferral and the optional living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Insurance Company and Business Continuity Risks.  Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Options, are subject to the financial strength and claims paying ability of the Company.  If the Company experiences financial distress, it may not be able to meet its obligations to you.   More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

All businesses are subject to potential business disruption because of, among other things, power outages, weather related events, natural disasters and public health and safety concerns, including those associated with pandemics.  To help prepare for these types of events, the Company has adopted a comprehensive approach to planning for possible disruptions to its critical business operations that allows it to quickly react in the event of a crisis or other major event.  This approach includes crisis management, business continuity, business impact, disaster recovery and crisis communication elements that are regularly monitored and tested so as to reduce the risk that our business operations are materially disrupted for a significant period of time.

Cyber-Security Risks.  Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks.  These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites, and other operational disruption and unauthorized release of confidential customer information.  Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks.  In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value.  There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT B

The Company

We are an Iowa stock life insurance company that is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia.  We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts.  Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company.  Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company.  Prior to January 1, 2004, we were known as Golden American Life Insurance Company.  On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc.  (“Venerable”).

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract.  The obligations under the Contract are solely our responsibility.

11

Financial Statements.   Financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the Statement of Additional Information (“SAI”). Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

Separate Account B

Separate Account B was established as a separate account of the Company on July 14, 1988.  It is registered with the SEC as a unit investment trust under the 1940 Act.  Separate Account B is a separate investment account used for our variable annuity contracts.  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into Subaccounts.  Each Subaccount invests exclusively in shares of one Fund.  Each Fund has its own distinct investment objectives and policies.  Income, gains and losses, realized or unrealized, of a Fund are credited to or charged against the corresponding Subaccount of Separate Account B without regard to any other income, gains or losses of the Company.  Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company.  They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B.

If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account.  The fees we charge for the Contract constitute excess assets that we transfer to the general account.  We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Addition, Deletion or Substitution of Subaccounts and Other Changes.   We may make additional Subaccounts available to you under the Contract.  These Subaccounts will invest in Funds we find suitable for your Contract.  We may also withdraw or substitute Funds, subject to the conditions in your Contract, compliance with regulatory requirements and subject to SEC approval.

We do not guarantee that each Fund will always be available for investment through the Contract.  If we feel that investment in any of the Funds has become inappropriate for the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments.  Whether a Fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the Fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed Funds.  If you elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a Fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement Fund, unless you request otherwise.  If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions.  The substitute or proposed replacement Fund may have higher fees and charges than any Fund it replaces.

Subject to SEC approval, we reserve the right to:
•	Deregister Separate Account B under the 1940 Act;
•	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;
•	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;
•	Restrict or eliminate any voting rights as to Separate Account B;
•	Combine Separate Account B with other accounts; and
•	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.

We will provide you with written notice before we make any of these changes.

12

Voting Rights.   We will vote the shares of a Fund owned by Separate Account B according to your instructions.  However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests.  We count fractional votes.  We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting.  We will ask you for voting instructions by mail at least ten days before the meeting.  If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contract Owners invested in that Subaccount.  We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion.  The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Financial Statements.   The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B are included in the SAI.  Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

THE FUNDS

You will find more detailed information about each Fund currently available under your Contract in “APPENDIX A” including each Fund’s name and share class, investment objective, investment adviser and subadviser(s), if applicable, current expenses, and performance.

If you received a summary prospectus for any of the underlying Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

Please refer to the Fund prospectuses for additional information and read them carefully before investing.  Fund prospectuses may be obtained, free of charge, by calling Customer Service at 1-800-366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch.  Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon, and risk comfort level.  You should periodically review these factors to determine if you need to change your allocation among the Funds.

Selection of Underlying Funds

The underlying Funds available through the Contract described in this prospectus are determined by the Company.  When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts.  (For additional information on these arrangements, see “Revenue from the Funds.”) We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria and/or if the Fund has not attracted significant allocations under the Contract.  We have included certain Funds at least in part because they were managed or subadvised by our affiliates or former affiliates.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

13

Fund of Funds

Certain Funds are designated as “Fund of Funds.”  Funds offered in a Fund of Funds structure may have higher fees and expenses than a Fund that invests directly in debt and equity securities.  The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds.  These Funds are identified in Appendix A.

Funds with Managed Volatility Strategies

As described in more detail in the Fund prospectuses, certain Funds employ a managed volatility strategy that is intended to reduce the Fund’s overall volatility and downside risk.  Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract.  During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies, and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on investment performance.  On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.  In such cases, your Contract Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected.  Funds that employ a managed volatility strategy are identified in Appendix A.

Restricted Funds

Currently, no Funds have been identified as Restricted Funds under the Contract.  Notwithstanding, we may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund.  We may also change the limitations on existing Contracts with respect to new premiums added to Funds and with respect to new transfers to Funds.  We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time.  Currently, we have not designated any investment option as a Restricted Fund.  If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund.  Currently, we limit an investment in Restricted Funds to the following limitations:
•	No more than $999,999,999; and
•	No more than 30 percent of Contract Value.

We may change these limits, at our discretion, for new contracts, premiums, transfers, or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g. premium payments, reallocations, withdrawals, dollar cost averaging).  If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds.  However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.

We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated Subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.

14

We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above.  If the total amount of your requested transfer exceeds the applicable limits, we will inform you or your agent/registered representative that we will not process any part of the transfer and that new instructions will be required.  We will not limit transfers from Restricted Funds.  If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.

Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENT OPTIONS – Excessive Trading Policy” in this prospectus for more information on the effect of Restricted Funds.

Covered Funds, Special Funds and Excluded Funds

For purposes of determining Death Benefits and benefits under certain living benefit riders, we assign the investment options to one of three categories of Funds.  The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits.  Allocations to Special Funds could affect the Death Benefit and/or optional benefit rider guarantee that may otherwise be provided.  Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility.  No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit.  For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a Death Benefit, or for calculating one Death Benefit and not another.  We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option.  For more information about these categories of Funds with a Death Benefit, please see “DEATH BENEFIT” – Death Benefit During the Accumulation Phase” and APPENDIX F for examples.  These categories of Funds also apply to the Minimum Guaranteed Income Benefit rider.  Please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates.  This revenue may include:
•	A share of the management fee or payment of other amounts (sometimes referred to as revenue sharing);
•	For certain share classes, 12b-1 fees; and
•	Service fees.

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity.  Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:
•	Communicating with customers about their Fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses, and other Fund communications to customers; and
•	Receiving, tabulating, and transmitting proxies executed by customers.

15

The management fee, 12b-1 fees, and service fees are deducted from Fund assets.  Any such fees deducted from Fund assets are disclosed in the Fund prospectuses.  Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.

The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract.  This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a Fund through our contracts.  Fund revenue is important to the Company’s profitability.

Assets allocated to Funds formerly affiliated with the Company, meaning Voya Funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company.  Assets allocated to Funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company.  The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Formerly Affiliated Voya Funds.  The revenue received by the Company from the formerly affiliated Voya Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.

In the case of formerly affiliated Voya Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser.  Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company.  The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses.  The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization.  The intercompany payments and other revenue received from the formerly affiliated Voya Funds provide the Company with a financial incentive to offer these Funds through the Contract rather than other Funds.

Additionally, in the case of formerly affiliated Voya Funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.

Revenue Received from Funds Never Affiliated with the Company.  Revenue received by the Company from Funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that Fund by the Company.  Some of these Funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

The BlackRock Global Allocation V.  I.  Fund is the only Fund currently open and available for investment through the Contract that is not a formerly affiliated Voya Fund.  We receive more revenue from the formerly affiliated Voya Funds than we do from this BlackRock V.  I.  Fund.

Possible Conflicts of Interest

If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various contracts participating in the Funds conflict, we, the Boards of Trustees or Directors of the Funds, and any other insurance companies participating in the Funds will monitor events to identify and resolve any material conflicts that may arise.

Fund Expenses

Fees are deducted from the value of the Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares.  Please see “CHARGES AND FEES – Fund Expenses” for more information.

16

CHARGES AND FEES

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided, and risks assumed under the Contracts.  We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts.  Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider.  The amount of a Contract charge will not always correspond to the actual costs associated with the charge.  For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided.  We expect to profit from the charges, including the Base Contract Expense and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.

Charge Deduction Subaccount

You may elect to have all charges deducted from your Contract Value, except daily charges, deducted directly from a single Subaccount designated by the Company.  Currently, we use the Voya Government Liquid Assets Portfolio for this purpose.  If you do not elect this option, or if the amount of the charges is greater than the amount in the designated Subaccount, we will deduct the charges as discussed below.  You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.

Charges Deducted from the Contract Value

We deduct the following charges from your Contract Value:

Surrender Charge.  We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the nine-year period from the date we receive and accept a premium payment.

The surrender charge generally equals a percentage of each premium payment withdrawn.  The surrender charge is based on the amount requested for withdrawal.  The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal.  This charge is intended to cover sales expenses that we have incurred.  We may reduce or waive the surrender charge in certain situations.  We will never charge more than the maximum surrender charge.  The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made.  We determine the surrender charge as follows:
Complete Years Since Premium Payment Received	0	1	2	3	4	5	6	7	8	9+
Surrender Charge (as a percentage of each Premium Payment)	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%

If you request a partial withdrawal, the applicable surrender charge percentage is applied to the amount of each premium payment withdrawn in excess of the Free Withdrawal Amount (described below). For example, assume the Contract was established with an initial premium payment of $100,000 no investment earnings and a $15,000 withdrawal was requested in the first Contract Year. The Free Withdrawal Amount is $10,000. The remaining $5,000 of the withdrawal request is subject to the 6% surrender charge percentage.

17

If you fully surrender your Contract , the applicable surrender charge percentage is applied to the total amount of each premium payment subject to a surrender charge, rather than the amount actually surrendered. This means that if the Contract Value is less than the sum of the premium payments at the time of the request (e.g., due to poor investment performance and/or fees and charges), the surrender charge assessed may be greater than the amount that would be assessed if the surrender charge percentage was applied to the amount actually surrendered. For example, assume the Contract was established with an initial premium payment of $100,000 and a full surrender was requested in the first Contract Year at a time when the Contract Value had declined to $90,000 due to poor investment performance and/or fees and charges.  The maximum surrender charge percentage associated with the Contract would be applied to the entire $100,000 premium payment, and not the $90,000 Contract Value surrendered.

Amounts withdrawn that are not subject to the surrender charge are not considered withdrawals of any premium payment.  We also treat premium payments that have been invested the longest as being withdrawn first. We treat premium payments as withdrawn before earnings for purposes of calculating the surrender charge. However, federal income tax rules treat earnings under your Contract as withdrawn first.  See “FEDERAL TAX CONSIDERATIONS.”

Waiver of Surrender Charge for Extended Medical Care or Terminal Illness.  We will waive the surrender charge in most states in the following events:
•
You begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or

•	You are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness.

We have the right to require an examination by a physician of our choice.  If we require such an examination, we will pay for it.  You are required to send us satisfactory written proof of illness.  See your Contract for more information.  The waiver of surrender charge may not be available in all states.

Free Withdrawal Amount.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

Surrender Charge for Excess Withdrawals.  We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code.  We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount.  If any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal.  Premium taxes may also apply.  We will deduct such charges from the Contract Value in proportion to the Contract Value in each Subaccount or Fixed Interest Option from which the excess withdrawal was taken.  In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Options, we will deduct charges proportionately from all other Subaccounts and Fixed Interest Options in which you are invested.  Any withdrawal from the Fixed Account more than 30 days before its maturity date will trigger a Market Value Adjustment.  See APPENDIX B for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
•	We treat premiums as being withdrawn on a first-in, first-out basis; and
•	Amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments.

We have included an example of how this works in APPENDIX D.  Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

Premium Taxes.  We may charge for state and local premium taxes depending on your state of residence.  These taxes can range from 0% to 3.5% of the premium payment.  We have the right to change this amount to conform with changes in the law or if you change your state of residence.
18

We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base or LifePay Plus Base), if exercised, on the Annuity Start Date.  However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin.  In those states, we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.

Annual Contract Administrative Charge.  We deduct an annual administrative charge on each Contract anniversary.  If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you.  The charge is $40 per Contract.  We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by us.  We deduct the charge proportionately from all Subaccounts in which you are invested.  If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

Transfer Charge.  We currently do not deduct any charges for transfers made during a Contract Year.  We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year.  The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

Overnight Charge.  You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.

Loan Fee. We assess a $25 fee for processing loans, which may be available only through Contracts issued in relation to 403(b) plans.  Interest is also charged and credited on amounts taken as a loan from 403(b) contracts.  See “403(b) PLAN LOANS” for more information.

Redemption Fees.  If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of withdrawals, transfers, or other Fund transactions you initiate.  Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value.  For a more complete description of the Funds’ fees and expenses, review each Funds’ prospectus.

No underlying Fund currently charges a redemption fee.

Charges Deducted from the Subaccounts

Base Contract Expense varies by Contract class and the maximum charge is 1.55% annually of the average daily assets you have in each Subaccount.  Your Contract class depends on when you purchased your Contract.  Refer to your Contract Schedule Pages for the Base Contract Expense that applies to you.  The Base Contract Expense includes both the Mortality and Expense Risk Charge and the Asset Based Administrative Charge discussed in the Contract and in prior prospectuses.

There is an additional charge if you elected either of the optional enhanced death benefits.  The maximum charges for these optional enhanced death benefits are as follows:
	Base Contract Expense	Additional Enhanced Death Benefit Expense	Total
Standard Death Benefit	1.55%	--	1.55% annually
Quarterly/Annual Ratchet Enhanced Death Benefit*	1.55%	0.30%	1.85% annually
7% Solution/Max 7 Enhanced Death Benefit**	1.55%	0.55%	2.10% annually
*
For certain periods the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Enhanced Death Benefit.  The charge for these death benefits varied.  Refer to your Contract schedule pages for the fees and charges that apply for the benefits you have elected.

**
For certain periods the 7% Solution Enhanced Death Benefit, the Max 7 Enhanced Death Benefit or both were available.  Refer to your contract schedule for the fees and charges that apply for the benefits you have elected.

19

The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each Subaccount.  The Base Contract Expense compensates the Company for the expenses incurred with administering the Contract, the risks that charges will not cover actual expenses incurred and Death Benefit and annuitization risks.  The Death Benefit risk is that actual mortality rates in the aggregate may exceed expected mortality rates.  The annuitization risk is that actual mortality rates may be lower than expected mortality rates.  If there are any profits from the Base Contract Expense, we may use such profits to finance the costs associated with past distribution of the Contract.

Optional Rider Charges

Some features and benefits of the Contract were available by rider for an additional charge.  The optional rider availability was subject to state approval and sometimes broker/dealer approval.  Once elected, a rider cannot be canceled independently of the Contract.  Below is information about the charge for each optional rider benefit.  Rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  Rider benefits are subject to conditions and limitations.  For more information about how each of the living benefit riders works, including the defined terms used in connection with the riders, as well as the conditions and limitations, please see “OPTIONAL LIVING BENEFIT RIDERS.”

Earnings Multiplier Benefit Rider Charge.  The charge for the Earnings Multiplier Benefit Rider, and enhanced death benefit, is deducted quarterly (using Contract Year versus calendar year), and is a percentage of the Contract Value of the subaccounts in which you are invested:
Maximum Annual Charge	Current Annual Charge
0.30%	0.30%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.  If there is insufficient Contract Value in the Subaccounts, we will deduct the charges from your Fixed Interest Options starting with the allocation nearest its maturity date. If that is insufficient, we will deduct the charge from the allocation next nearest its maturity date, and so on.  If you surrender or annuitize your Contract, we will deduct a proportional portion of the charge for the current quarter based on the current Contract Value immediately prior to the surrender or annuitization.  For a description of the rider, see “DEATH BENEFIT – Earnings Multiplier Benefit Rider.”

Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.   The charge is deducted even if you decide never to exercise your right to annuitize under this rider.  For more information about how this rider works, including how the MGIB Charge Base is determined, please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

20

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider Charge.  The charge for the LifePay Plus rider, a living benefit, is deducted quarterly (using Contract Year versus calendar year) and is a percentage of the LifePay Plus Base:
Maximum Annual Charge	Current Annual Charge
1. 50%	0.85%

The current annual charge is 0.75% if this rider was purchased before January 12, 2009.

This charge is deducted from the Subaccounts in which you are invested.  We deduct the charge in arrears, meaning the first charge is deducted at the end of the first quarter following the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met.  We reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins.  You will never pay more than the maximum annual charge.  For more information about how this rider works, please see “OPTIONAL LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Important Note:
For Contracts issued on and after August 20, 2007, through April 28, 2008, with the LifePay Plus rider, please see APPENDIX I for more information.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider Charge.  The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value (using Contract Year versus calendar year) and is a percentage of the LifePay Plus Base:
Maximum Annual Charge	Current Annual Charge
1. 70%	1.05%

The current annual charge is 0.95% if this rider was purchased before January 12, 2009.

This charge is deducted from the Subaccounts in which you are invested.  We deduct the charge in arrears, meaning the first charge is deducted at the end of the first quarter following the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters the Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs when your Contract Value is reduced to zero and other conditions are met.  We reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet once the Lifetime Withdrawal Phase begins.  You will never pay more than the maximum annual charge.  For more information about how this rider works, please see “OPTIONAL LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Important Note:
For Contracts issued on and after August 20, 2007, through April 28, 2008, with the Joint LifePay Plus rider, please see APPENDIX J for more information.

21

Fund Expenses

As shown in the Fund prospectuses and described herein, each Fund deducts management fees from the amounts allocated to the Fund.  In addition, each Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund.  Furthermore, certain Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares.  For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus and see Appendix A.

Less expensive share classes of the Funds offered through this Contract may be available for investment outside of this Contract.  You should evaluate the expenses associated with the Funds available through this Contract before deciding to allocate Contract Value to a Fund.

THE ANNUITY CONTRACT

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract.  The Contract provides a means for you to invest in one or more of the available Funds through Separate Account B.  See APPENDIX A for more information on the available Funds.  It also provides a means for you to invest in a Fixed Interest Option through the Fixed Account.  See APPENDIX B for more information on the Fixed Account and APPENDIX C for more information about the Fixed Interest Division.  If you have any questions concerning this Contract, contact your registered representative or call Customer Service at 1-800-366-0066.

We no longer offer the Contract for sale to new purchasers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.  The tax-deferred feature is more attractive to people in high federal and state tax brackets.  You should not own this Contract:
•	If you are looking for a short-term investment; or
•	If you cannot risk getting back less money than you put in.

IRAs and other qualified plans already provide for tax-deferral found in this Contract.  For an additional cost, the Contract provides other features and benefits including Death Benefits and the ability to receive a lifetime income.  Considering the additional costs, Contract Owners of qualified Contracts should regularly review their continued need for the additional features and benefits they have elected.  See “FEES AND EXPENSES” and “CHARGES AND FEES.”  If you have elected a Living Benefit or an Enhanced Death Benefit Option and your Contract is tax-qualified, see “FEDERAL TAX CONSIDERATIONS - Tax Consequences of Living Benefits and Enhanced Death Benefits.”

When considering your investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.

Contract Date, Contract Year and Annuity Start Date

The date the Contract became effective is the Contract Date.  Contract anniversaries are measured from the Contract Date.  Each 12-month period following the Contract Date is a Contract Year.  The Annuity Start Date is the date you start receiving annuity payments under your Contract

22

Contract Owner

You are the Contract Owner.  You have the rights and options described in the Contract.  One or more individuals may own the Contract.  If there are multiple owners named, the age of the oldest owner will determine the applicable Death Benefit if such Death Benefit is available for multiple owners.  In the event a selected Death Benefit is not available, the Standard Death Benefit will apply.  See “DEATH BENEFIT” below for more information about the Death Benefit during the accumulation phase and the Death Benefit during the income phase.

The Death Benefit becomes payable when you die.  If the owner is a non-natural person (an entity), the Death Benefit is payable upon the death of the Annuitant.  In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the Death Benefit then due.  The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner.  In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary.  This will override any previous beneficiary designation.  See “Joint Owners” below.

Joint Owners

For nonqualified Contracts only, joint owners may be named.  Joint owners may independently exercise transfers and other transactions allowed under the Contract.  All other rights of ownership must be exercised by both owners.  Joint owners own equal shares of any benefits accruing or payments made to them.  All rights of a joint owner end at death of that owner if the other joint owner survives.  The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the Death Benefit will be payable.  Joint owners may only select the Standard Death Benefit option.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the Death Benefit and could have federal tax consequences .  See “Change of Contract Owner or Beneficiary” below.  Adding a joint owner to the Contract post issue with either the Quarterly/Annual Ratchet Enhanced Death Benefit or 7% Solution/Max 7 Enhanced Death Benefit will cause that Death Benefit to end, and if the older joint owner is under age 861 on the date of the ownership change the Standard Death Benefit will apply.  If the older joint owner is age 861 or over on the date of the ownership change, the Death Benefit will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  If you elected the Earnings Multiplier Benefit rider, it will terminate if you add a joint owner after issue.  Please note that returning a Contract to single owner status will not restore either the Quarterly/Annual Ratchet Enhanced Death Benefit or the 7% Solution/Max 7 Enhanced Death Benefit or the Earnings Multiplier Benefit.  Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.

Annuitant

The Annuitant is the person designated by you to be the measuring life in determining annuity payments.  On and after May 1, 2009, a joint Annuitant may also be designated.  You are the Annuitant unless you name another Annuitant in the application.  The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid.  In the case of an owner that is a non-natural person and joint Annuitants, the oldest Annuitant’s age is used.  The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date.  You may not change the Annuitant after the Contract is in effect except as described below.

If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant.  If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant.  In the event of joint owners, the youngest joint owner will be the contingent Annuitant.  The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant.  If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.

1	The age at which adding a joint owner causes a change in the Death Benefit varied over time. Refer to your contract schedule pages for the age that applies to your contract.

23

If the Contract Owner is not an individual but is a non-natural person, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the Death Benefit then due.  If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.

Regardless of whether a Death Benefit is payable, if the Annuitant dies and any Contract Owner is not an individual but is a non-natural person, distribution rules under federal tax law will apply.  You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual but is a non-natural person.

Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

Beneficiary

The beneficiary is named by you in a written request.  The beneficiary is the person who receives any Death Benefit proceeds.  The beneficiary may become the successor Contract Owner if the beneficiary is the Contract Owner’s spouse and the Contract Owner dies before the Annuity Start Date.  We pay Death Benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner).

If the primary beneficiary dies before the Death Benefit is payable, we pay the Death Benefit proceeds to the contingent beneficiary, if any.  If there is no surviving beneficiary, we pay the Death Benefit proceeds to the Contract Owner’s estate.

One or more persons may be a beneficiary or contingent beneficiary.  In the case of more than one beneficiary, we will assume any Death Benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

Change of Contract Owner or Beneficiary

During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract.  A change in ownership may affect the amount of the Death Benefit, the guaranteed minimum Death Benefit and/or the Death Benefit option applied to the Contract, and the continuation of any other optional rider that you have elected.  The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age if the owner is a non-natural person).  The new owner’s death will determine when a Death Benefit is payable (the Annuitant’s death if the owners is a non-natural person).

Before Ownership Change	Age of New Owner	After Ownership Change
Standard Death Benefit	85** and under	Standard Death Benefit
Quarterly/Annual Ratchet Enhanced Death Benefit*	75** and under	Quarterly/Annual Ratchet Enhanced Death Benefit*
Quarterly/Annual Ratchet Enhanced Death Benefit*	76 to 85**	Standard Death Benefit
7% Solution/Max 7 Enhanced Death Benefit*	69** and under	7% Solution/Max 7 Enhanced Death Benefit*
7% Solution/Max 7 Enhanced Death Benefit*	70 to 85**	Standard Death Benefit
*	The availability of these enhanced death benefits varied depending on when the benefit was elected. Refer to your Contract Schedule pages for the benefit that you elected.
** For certain periods, the age of the new owner varied for determining the impact of a change in ownership on  the availability of an enhanced death benefit after the change.  Refer to your Contract schedule pages for the maximum age that applies to your Contract.

24

In the event the new owner is over the age at which they can retain the Standard Death benefit, or the new owner is not an individual but is a non-natural person (other than a trust for the benefit of the owner or Annuitant), the Death Benefit after the ownership change will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  Please note that once a Death Benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore the Quarterly/Annual Ratchet Enhanced Death Benefit or the 7% Solution/Max 7 Enhanced Death Benefit.

If you have elected the Earnings Multiplier Benefit rider, and the new owner is under age 76, the rider will continue. The benefit will be adjusted to reflect the attained age of the new owner as the issue age. We will use the Maximum Base and Benefit Base percentages in effect on the original rider effective date to calculate the benefit. If the new owner is age 76 or over, the rider will terminate. If you have not elected the Earnings Multiplier Benefit rider, the new owner may not add the rider upon the change of ownership. If you have elected another optional rider, the rider will terminate upon a change of ownership, except as provided in the rider.

An ownership change may cause a living benefit rider to terminate , depending on the rider and whether spousal continuation is allowed.  For more information about an ownership change with the MGIB rider, please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”  For more information about an ownership change with the LifePay Plus rider, please see “OPTIONAL LIVING BENEFIT RIDERS – LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.”  For more information about an ownership change with the Joint LifePay Plus rider, please see “OPTIONAL LIVING BENEFIT RIDERS – Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.”

A change of owner likely has tax consequences.  See “FEDERAL TAX CONSIDERATIONS.”

You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary.  If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.  In the event of joint owners all must agree to change a beneficiary.

In the event of a death claim, we will honor the form of payment of the Death Benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable.  You may also be able to restrict a beneficiary’s right to elect an annuity payment option or receive a lump-sum payment.  If so, such rights or options must comply with applicable provisions for the Tax Code and will not be available to the beneficiary.

All requests for changes must be in writing and submitted to Customer Service.  Please date your requests.  The change will be effective as of the day we receive the request in good order.  The change will not affect any payment made or action taken by us before recording the change.

Crediting of Premium Payments

You may make additional premium payments of $500 or more ($50 for qualified Contracts) at any time up to the Contract anniversary after your 85th birthday.  We may change the additional premium requirements for certain group or sponsored arrangements.  An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

We processed your initial premium within two business days after receipt and allocated the payment according to the instructions you specified at the Accumulation Unit value next determined once the application and all information necessary for processing the Contract were complete.  We will process additional premium payments within one business day if we receive all information necessary.  In certain states we also accept additional premium payments by wire order.  Wire transmittals must be accompanied by sufficient electronically transmitted data.  We may have retained your initial premium payment for up to five business days while attempting to complete an incomplete application.  If the application could not be completed within this period, we informed you of the reasons for the delay and returned the premium payment immediately unless you directed us to hold the premium payment until the application was completed.  If you chose to have us hold the premium payment, we held it in a non-interest bearing account.

25

If your premium payment is transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to additional premium payments.  We will allocate the additional premium payment(s) proportionally according to the current Subaccount allocation unless you specify otherwise.  Any fixed allocation(s) will not be considered in these calculations.  If a Subaccount is no longer available (including due to a Fund purchase restriction) or requested in error, we will allocate the additional premium payment(s) proportionally among the other Subaccount(s) in your current allocation.  For any additional premium payments, we will credit the payment designated for a Subaccount of Separate Account B at the Accumulation Unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units.  We divide the amount of the premium payment and Premium Credit allocated to a particular Subaccount by the value of an Accumulation Unit for the Subaccount to determine the number of Accumulation Units of the Subaccount to be held in Separate Account B with respect to your Contract.  The net investment results of each Subaccount vary with its investment performance.

In some states, we may have required that an initial premium designated for a Subaccount of Separate Account B be allocated to a Subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period.  After the free look period, we then converted your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected.  The Accumulation Units were allocated based on the Accumulation Unit value next computed for each Subaccount.  Initial premium that was to be allocated to the Fixed Interest Options was allocated to the Fixed Interest Options with the guaranteed interest period you had chosen.

26

Additional Credit to Premium

We will add a credit to your Contract Value based on each premium payment (“Premium Credit”). We will add the Premium Credit proportionally to each subaccount and Fixed Interest Option as the premium payment is allocated. The Premium Credit is a minimum of 4% of the premium payment. We may increase the Premium Credit at our discretion. If we increase the Premium Credit we may reduce it also at our discretion, but we will not reduce it below the minimum Premium Credit of 4%, and we will give at least 30 days’ notice of any planned reduction.

The Premium Credit constitutes earnings (and not premiums paid by you) for federal tax purposes.

In any of the following circumstances, we deduct a Premium Credit from the amount we pay to you or your beneficiary:
•	If a death benefit becomes payable, we will deduct any Premium Credits added to your contract within one year prior to death; and
•	If we waive any surrender charge, we will deduct any Premium Credit added to your Contract Value within one year.

If we deduct a Premium Credit from any amount we pay to you, we will only deduct the full dollar amount of the Premium Credit. You will retain any gains, and you will also bear any losses, that are attributable to the Premium Credit we deduct.

Once we have waived any surrender charge, we will not add any additional Premium Credit to any additional premium you pay on or after the date of any such waiver.

While no specific charge is made for the Premium Credit, the surrender charges are higher and the surrender charge period longer than under our products not offering a Premium Credit. Also, the Base Contract Expense is higher than that charged under other products providing comparable features, but which have no Premium Credit. We may use a portion of the surrender charge and Base Contract Expense to help recover the cost of providing the Premium Credit. In addition, there may be circumstances under which the Contract Owner may be worse off from having received a Premium Credit.  Negative performance associated with the Premium Credit at any time will reduce the Contract Value more than if the Premium Credit had not been applied.

Contract Value

We determine your Contract Value on a daily basis beginning on the Contract Date.  Your Contract Value is the sum of:
•	The Contract Value in the Fixed Interest Options; and
•	The Contract Value in each Subaccount in which you are invested.

On the Contract Date, we allocated your Contract Value to each Subaccount and/or a Fixed Interest Option specified by you, unless the Contract was issued in a state that required the return of premium payments during the free look period.  In such a case, the portion of your initial premium and added Premium Credit not allocated to a Fixed Interest Option may have been allocated to a Subaccount specially designated by the Company during the free look period for this purpose (the Voya Government Liquid Assets Portfolio)

Contract Value in Fixed Interest Options.  The Contract Value in your Fixed Interest Options is the sum of premium payments and Premium Credits allocated to the Fixed Interest Options under the Contract, plus Contract Value transferred to the Fixed Interest Options, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Options (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

Contract Value in the Subaccounts.  On the Contract Date, the Contract Value in the Subaccounts in which you are invested is equal to the initial premium paid and added Premium Credit designated to be allocated to the Subaccounts.

27

On each business day after the Contract Date, we calculate the amount of Contract Value in each Subaccount as follows:
(1)	We take the Contract Value in the Subaccount at the end of the preceding business day;
(2)	We multiply (1) by the Subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments and Premium Credits, and then add or subtract any transfers to or from that Subaccount; and
(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any Contract fees and premium taxes.

The Net Rate of Return equals the Net Investment Factor minus one.

The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount.  The Net Investment Factor is calculated for each Subaccount as follows:
(1)	We take the net asset value of the Subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the Subaccount: the Base Contract Expense; and any optional rider charges.

Calculations for the Subaccounts are made on a per Accumulation Unit basis.  Each Subaccount of Separate Account B has its own Accumulation Unit value.  The Accumulation Units are valued at the close of each business day that the New York Stock Exchange (“NYSE”) is open for trading, normally 4:00 p.m. Eastern Time.  Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable Fund in which the Subaccount invests.  Shares in the Funds are valued at their net asset value.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Options and any Market Value Adjustment.  See APPENDIX B for a description of the calculation of Cash Surrender Value under any Fixed Interest Option.  We do not guarantee any minimum Cash Surrender Value.  On any date during the accumulation phase, your Cash Surrender Value equals:
•	Your Contract Value;
•	Adjusted for any Market Value Adjustment for amounts invested in the Fixed Interest Options; and
•
Reduced by any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Surrendering to Receive the Cash Surrender Value.  You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date.  A surrender is effective on the date we receive your written request and the Contract at Customer Service.  After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined.  Once paid, all benefits under the Contract will terminate.  You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options.  We will usually pay the Cash Surrender Value within seven days.

Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract.  A surrender made before you reach age 59 1∕2 may result in a 10% additional tax.  See “FEDERAL TAX CONSIDERATIONS” for more details.

28

TRANSFERS AMONG YOUR INVESTMENT OPTIONS

Before the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Options.  We currently do not charge you for transfers made during a Contract Year but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year.  We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if in our business judgment such modification or termination is necessary or in accordance with applicable law.  We will apply a Market Value Adjustment to transfers from a Fixed Interest Option taken more than 30 days before its maturity date unless the transfer is made under the dollar cost averaging program.  Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other Funds may negatively impact your Death Benefit or rider benefits.

If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited.  A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer.  We do not limit transfers from Restricted Funds.  If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect.  Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base.  See “OPTIONAL LIVING BENEFIT RIDERS.”

The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a Subaccount or a Fixed Interest Option.  To make a transfer, you must notify Customer Service and all other administrative requirements must be met.  We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service.  If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine.  We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.

Dollar Cost Averaging

You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Option, subject to availability, starting 30 days after the Contract Date.  These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount to the Subaccounts you specify.  There is no additional charge to participate in the dollar cost averaging program.  Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.

Fixed Interest Options with durations of six months and one year may be available for use exclusively with the dollar cost averaging program.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

29

Dollar cost averaging requires a minimum monthly transfer amount of $100.  We will transfer all your money allocated to that source account into the Subaccount(s) you specify in equal payments over the relevant duration.  The last payment will include earnings accrued over the duration.  If you make an additional premium payment into a Fixed Interest Option subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

If we receive a transfer request that violates the reallocation limitations under the Contract, we will inform you or your agent/registered representative that we cannot process the transfer and that new instructions are required.  Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.  If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation Funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment.  However, if you use a Fixed Interest Option as the source account for dollar cost averaging and terminate the dollar cost averaging program when there is money remaining in the dollar cost averaging Fixed Interest Option, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio.  Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Option.

If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested proportionally, subject to any Fund purchase restrictions.  The transfer date is the same day each month as your Contract Date.  If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end.  You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.

Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.  If you set up dollar cost averaging transfers that are not in compliance with such restrictions, the fixed allocation Funds automatic rebalancing feature of those living benefit riders will automatically rebalance the amounts to bring them into compliance.

You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.”  Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established.  Transfers under the dollar cost averaging program must be within those limits.  We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded.  If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund.  If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds.  The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

30

We may offer additional Subaccounts or Fixed Interest Options to be source accounts under the dollar cost averaging program or withdraw any Subaccount or Fixed Interest Option from the dollar cost averaging program.   We may also stop offering dollar cost averaging Fixed Interest Options or otherwise modify, suspend, or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Automatic Rebalancing

If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced.  Automatic rebalancing is not available if you participate in the dollar cost averaging program.  Automatic rebalancing is subject to any Fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers.  There is no additional charge for this feature.

Under automatic rebalancing we will transfer amounts under your Contract on a quarterly, semi-annual or annual calendar year basis among the Subaccounts to maintain the investment blend of your selected Subaccounts.  Automatic rebalancing percentages must be in whole percentages.  Rebalancing does not affect any amounts that you have allocated to Fixed Interest Options.  The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.

To participate in automatic rebalancing, send satisfactory notice to Customer Service.  We will begin the program on the last business day of the period in which we receive the notice.  You may cancel the program at any time.  The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis.  Additional premium payments and partial withdrawals made proportionally will not cause the automatic rebalancing program to terminate.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

Upon advance notice we may modify, suspend, or terminate the automatic rebalancing program at any time.

Limits on Frequent or Disruptive Transfers

The Contract is not designed to serve as a vehicle for frequent transfers.  Frequent transfer activity can disrupt management of a Fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Fund performance.  Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying Fund may limit or restrict Fund purchases and we will implement any limitation or restriction on transfers to an underlying Fund as directed by that underlying Fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.

31

Excessive Trading Policy.  We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through our products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy.  Our Excessive Trading Policy is violated if Fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:
•
More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round-trip”).  This means two or more round-trips involving the same Fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same Fund within a twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-Fund transfers (for example, new premium payments, withdrawals and loans, if available);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and
•	Transactions initiated by us or a Fund.

If we determine that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, we will send them a letter warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”).  Likewise, if we determine that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges.  According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity.  A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months.  Consequently, all Fund transfers or reallocations, not just those which involve the Fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail.  Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred.  During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible.  A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated our Excessive Trading Policy.

32

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored.  We will continue to monitor the Fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges.  A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy.  We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract Owners and Fund investors and/or state or federal regulatory requirements.  If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity.  If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds.  Each underlying Fund available through the variable insurance products issued by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund.  We reserve the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding Fund will not accept the allocation or transfer for any reason.  All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions we receive from the Fund.

Agreements to Share Information with Fund Companies.  As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract.  Contract Owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and our implementation of our Excessive Trading Policy.  Under these agreements, we are required to share information regarding Contract Owner transactions, including but not limited to information regarding Fund transfers initiated by you.  In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a Fund company may direct us to restrict a Contract Owner’s transactions if the Fund determines that the Contract Owner has violated the Fund’s excessive/frequent trading policy.  This could include the Fund directing us to reject any allocations of premium or Contract Value to the Fund or all Funds within the Fund family.

33

WITHDRAWALS

Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner.  If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $1,000, we will treat it as a request to surrender the Contract.  If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

You need to submit to us a request specifying the Fixed Interest Options or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested.  If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.  We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Option taken more than 30 days before its maturity date.  Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued.  You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser.  We will determine the Contract Value as of the close of business on the day we receive your withdrawal request in good order at Customer Service.  The Contract Value may be more or less than the premium payments made.

If any limitation on allocations to the Restricted Funds has been exceeded, additional withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal.  In this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all Subaccounts.

Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect.  Withdrawals described below are subject to taxation on an income first basis .  A withdrawal made before the taxpayer reaches age 59 ½ may result in a 10% additional tax.  See “FEDERAL TAX CONSIDERATIONS” for more details.  Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals.  You are responsible for determining that withdrawals comply with applicable law.

We offer three types of withdrawals: regular withdrawals, systematic withdrawals, and IRA withdrawals.

Regular Withdrawals.  You may make regular withdrawals.  Each withdrawal must be a minimum of $100.  We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Option more than 30 days before its maturity date.  See APPENDIX B for more information on the application of Market Value Adjustment.

Systematic Withdrawals.   You may choose to receive automatic systematic withdrawal payments from the Contract Value in the Subaccounts in which you are invested or from the interest earned in your Fixed Interest Options.  You may not elect the systematic withdrawal option if you are taking IRA withdrawals.  Systematic withdrawals may be taken monthly, quarterly, or annually.  If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the Subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested.  If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a non-proportional basis, we will monitor the withdrawals annually.  If you additionally allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all Subaccounts in which Contract Value is invested.  There is no additional charge for this feature.

You decide the date on which you would like your systematic withdrawals to start.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

34

Each systematic withdrawal amount must be a minimum of $100.  The amount of your systematic withdrawal can either be a fixed amount or an amount based on a percentage of your Contract Value.  Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

If you want fixed amount systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed amount systematic withdrawal program.

If your systematic withdrawal is based on a percentage of your Contract Value and the amount to be withdrawn based on that percentage would be less than $100, we will contact you and seek alternative instructions.  Unless you provide alternative instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Options to interest earned during the prior month, quarter, or year, depending on the frequency you chose.  Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with distributions under Section s 72(q) and 72(t) of the Tax Code.  A Fixed Interest Option may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.  If you submit an additional premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.  The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.

Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may be able to elect to receive Death Benefits as payments over the beneficiary’s lifetime (“stretch”).  Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals.  Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

Fixed Dollar Systematic Withdrawal Feature.   You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed amount systematic withdrawal program.  This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section s 72(q) and 72(t) distributions.  You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your Contract Value as determined on the day we receive your election of this feature.  We will not recalculate the maximum limit when you make additional premium payments unless you instruct us to do so.  We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date.  We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Option exceeds your interest earnings on the withdrawal date.  We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

35

Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum described above.  Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA Withdrawals.   If you have a non-Roth IRA Contract and will be at least the “applicable age” (see “Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and non-Roth IRAs, Start Date” ) during the current calendar year, you may elect to have distributions made to you to satisfy minimum distribution requirements imposed by federal tax law.  IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs.  We will send you a notice before your distributions commence.  You may elect to take IRA withdrawals at that time, or at a later date.  You may not elect IRA withdrawals and participate in systematic withdrawals at the same time.  If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, you will need to take distributions adequate to satisfy the requirements imposed by federal tax law.  Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.

You choose the frequency of your IRA withdrawals (monthly, quarterly, or annually) and the start date.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.

We calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make.  For information regarding the calculation and choices you have, see the SAI.  Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year.  The minimum dollar amount you can withdraw is $100.  When we determine the required IRA withdrawal amount each year based on the frequency you select, if that amount is less than $100, we will pay $100.  At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Option in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charges.

403(b) PLAN LOANS

Availability.  If your Contract was issued in relation to a 403(b) retirement plan, 403(b) Plan Loans may be available to you if specifically permitted by the terms of your plan and in your state.  If available, you may initiate a loan at any time during the accumulation phase prior to reaching age 72.  Some states may limit the number of loans that may be outstanding at any one time.

Loans are subject to requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices. We reserve the right to deny a loan request if the participant has an outstanding loan in default.

36

Things to Consider Before Initiating a Loan.  When you initiate a loan we transfer an amount equal to the loan, on a pro-rata basis, from each of the investment options in which your Contract Value is allocated to a special loan account within our general account where it is held as collateral for your outstanding loan balance.  Consequently, consider the following before initiating a loan:

•	Loan Fee. A $25 loan fee is deducted from your Contract Value when initiating a loan;
•
Potential loss of Investment Return.  Taking a loan reduces your opportunity to participate in the investment performance of the Subaccounts and the interest guarantees of the Fixed Interest Options; and

•
Loan Interest.  Interest is both charged and credited on loan amounts allocated to the special loan account.  The interest rate charged is 6% annually, and the interest rate credited is 3% annually.  The difference between the rate charged and the rate credited on loans is called the loan interest rate spread, which is retained by the Company.

Loan Amount.  The minimum loan amount is $1,000, and the maximum loan amount is the lesser of:

•	The greater of:
o 50% of your Cash Surrender Value, less any outstanding loan balance; or
o $10,000 less any outstanding loan balance;
•	$50,000 less the highest outstanding loan balance in the last 12 months; or
•	The greater of:
o 90% of your Cash Surrender Value; or
o Your Cash Surrender Value minus $2,500.

Repayment.  You are required to establish a repayment schedule when initiating a loan.  Repayment terms may vary, but generally range from one to five years in duration.  When you initiate a loan, a repayment amount is determined and you choose whether to repay the loan over the term on a monthly or quarterly basis.  Once chosen, your repayment term and frequency cannot be changed.  You may always pay more than the agreed upon repayment amount, and you may pay off the loan before the end of its term.

Loan repayments received will reduce the outstanding loan balance and such amounts, net of loan interest, will be transferred on a pro rat a basis from the special loan account to the investment options in which your Contract Value is then allocated.

Past Due Loans.  A loan will become past due when a scheduled payment has not been received.  Any loan payments made on a past due loan will apply to the oldest delinquent payment first for the purposes of avoiding defaulting on the loan.  Any amount past due for more than three months will cause the loan to be in default.

Defaulted Loans.  When a loan is in default, the outstanding loan amount, including accrued interest, is treated as a normal disbursement for tax purposes and will be reported as a taxable distribution to the IRS.  The distribution may be subject to additional tax under Tax Code.  To the extent a loan that has been reported as a distribution remains unpaid, it will continue to count against your future loan availability.  If you have defaulted on a loan, interest will continue to accumulate on the balance until the loan is paid or you have a distributable event. Additionally, certain other tax rules apply to distributions from the contract.  See “FEDERAL TAX CONSIDERATIONS ‒ Taxation of Qualified Contracts” for additional information.

Withdrawals to Repay a Loan.  If permitted under the 403(b) plan, y ou may take a withdrawal from your Contract to make a loan payment or repay a loan that is in default, but any such withdrawal will be subject to the normal consequences of a withdrawal, including possible surrender charges and a Market Value Adjustment from amounts withdrawn from a Fixed Interest Option.   We cannot apply any amount withdrawn directly to a loan repayment.  Rather, you will need to take the withdrawal and return the loan payment to us with a personal check or in another accepted method of payment.

37

ANNUITY OPTIONS

Annuitization of Your Contract

If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an annuity option.  Five fixed payment annuity options are currently available.  We will make these payments under the annuity option you choose.  You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date.  Living benefit riders automatically terminate when the income phase of your Contract begins.  The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided any waiting period or other specified condition has been met.  The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders.  Except as provided under certain riders, there is no Death Benefit after the Annuity Start Date.

Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to the required minimum distribution rules in Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the r equired m inimum d istribution rules.  See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of Death Benefit proceeds while it is in effect and before the Annuity Start Date.  If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual but is a non-natural person), no option has been chosen for paying Death Benefit proceeds, the beneficiary may choose an annuity option.  In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant.  In all events, payments of Death Benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity payment that we will make is $20.  We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity payment is less than $20.

For each annuity option, we will issue a separate written agreement putting the annuity option into effect.  Before we pay any annuity benefits, we require the return of your Contract.  If your Contract has been lost, we will require that you complete and return the applicable lost Contract form.  Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used ,  the interest credited to the Fixed Interest Options , and  the investment performance of the Funds if variable options are available and selected.

Our current annuity options provide only for fixed payments.  Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us.  Payment under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option selected.  We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing it by 1,000.  The applicable payment factor will depend on:
•	The annuity option selected;
•	The payment date;
•	The frequency of payments you choose; and
•	The age (and gender, where appropriate under applicable law) of the Annuitant or the beneficiary.

Surrender charges might apply depending on the annuity options.  As a general rule, more frequent annuity payments will result in smaller individual annuity payments.  Likewise, annuity payments that are anticipated over a longer period of time will also result in smaller individual annuity payments.  Because our current annuity options provide only for fixed payments, additional payments will not differ from the amount of your first annuity payment.

38

Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not an individual but is a non-natural person, such as a corporation; or
•	Any annuity payment would be less than the minimum annuity payment allowed.

Selecting the Annuity Start Date

You select the Annuity Start Date, which is the date on which the annuity payments commence.  Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 90th birthday.  If on the Annuity Start Date a surrender charge remains and required minimum distributions are not required under the Tax Code, then the annuity option elected must include a period certain of at least 10 years.”

If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.

If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 95 , it is possible that the Contract will not be considered an annuity for federal tax purposes.  For more information, see “FEDERAL TAX CONSIDERATIONS.”  For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach the “applicable age” (see “Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and non-Roth IRAs, Start Date” ) or, in some cases, retire.  Distributions may be made through annuitization or withdrawals.  You should consult a tax adviser for tax advice when selecting an Annuity Start Date.

Frequency of Annuity Payments

You choose the frequency of the annuity payments.  They may be monthly, quarterly, semi-annually, or annually.  If we do not receive written notice from you, we will make the payments monthly.  There may be certain restrictions on minimum payments that we will allow.

Beneficiary Rights

A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner.  If so, such options may not be available to the beneficiary.  In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.

The Annuity Options

The Contract has five annuity options.  Payments under Options 1, 2, and 3 are fixed.  Payments under Option 4 may be fixed or variable, although only fixed payments are currently available.  For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account.  If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by law.  Monthly payment amounts for each of the available options are available on request.

The MGIB annuity options available under the MGIB rider are different from the options listed below.  For additional information, please see “OPTIONAL LIVING BENEFIT RIDERS – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

Option 1.  Income for a Fixed Period.  Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date.  The fixed period must be between 5 and 30 years.  We guarantee that each monthly payment will be at least the amount stated in your Contract.  If you prefer, you may request that payments be made in annual, semi-annual, or quarterly installments.  We will provide you with illustrations if you ask for them.  If the Cash Surrender Value or Contract Value is applied under this option, a 10% additional tax may apply to the taxable portion of each annuity payment until the Contract Owner reaches age 59½.

39

Option 2.  Income for Life with a Period Certain.  Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the payments for a period certain, such as 10 or 20 years.  Other periods certain may be available to you on request.  You may choose a refund period instead.  Under this arrangement, payments are guaranteed until their sum equals the value of your Contract used to determine the annuity payments.  If the person named lives beyond the guaranteed period, we will continue payments until his or her death.  We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date.  Amounts for ages not shown in the Contract are available on request.

Option 3.  Joint Life Income.  This option is available when there are two persons named to determine annuity payments.  At least one of the persons named must be either the Contract Owner or beneficiary under the Contract.  We guarantee monthly payments will be made as long as at least one of the named persons is living.  There is no minimum number of payments.  Monthly payment amounts are available on request.

Option 4.  Annuity Plan.  Under this option, your Contract Value can be applied to any other annuitization option that we choose to offer on the Annuity Start Date.  Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available.  If payments are variable, they will be subject to and comply with the requirements of the 1940 Act.

Payment When Named Person Dies

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law.  The amounts we will pay are determined as follows:
•
For Options 1 and 2, we will continue any remaining guaranteed payments.  Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum.  This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early.  We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.  For the refund option, the amount paid at the death of the Annuitant is the value used to determine your annuity payments less the value of all annuity payments made;

•	For Option 3, no amounts are payable after both named persons have died; and
•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

40

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits that are available through the Contract.  For details about each benefit, please see the corresponding section in this prospectus.

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Provides a Death Benefit payable upon the death of either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person).	Base Contract Expense - 1.55% of Contract Value in each Subaccount	Base Contract Expense – 1.40% - 1.55% of Contract Value in each Subaccount	Automatically comes with the Contract. Fund selection can impact the benefit. Benefit will increase with additional premium payments and decrease with withdrawals.
Optional Quarterly/Annual Ratchet Enhanced Death Benefit	Enhances the Standard Death Benefit with any positive investment performance.	0.30% of Contract Value in each Subaccount	0.15% - 0.30% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar, or proportionally.
Optional 7% Solution Enhanced Death Benefit	Enhances the Standard Death Benefit with the return of a stated interest rate.	0.35% of Contract Value in each Subaccount	0.30% - 0.35% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.
Optional Max 7 Enhanced Death Benefit	Enhances the Standard Death Benefit with the greater of any positive investment performance or a stated interest rate.	0.55% of Contract Value in each Subaccount	0.55% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.

41

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Optional Earnings Multiplier Benefit Rider	Enhances the Death Benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.	0.30% of Contract Value annually.	0.30% of Contract Value annually.	No longer available to purchase. Once selected, this rider generally may not be cancelled. There is no benefit if there is no gain in the Contract, even though the fee continues to be deducted.
Optional Minimum Guaranteed Income Benefit Rider	Guarantees that a minimum amount of annuity income if you annuitize on the MGIB Date, regardless of fluctuating market conditions	1.50% of the MGIB Charge Base	0.75% of the MGIB Charge Base	No longer available to purchase. Fund selection can impact the benefit.
Optional LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider	Provides a guarantee of a minimum level of annual withdrawals for the life of the Annuitant, even if these withdrawals reduce your Contract Value to zero.	1. 50 % of the LifePay Plus Base	0.85% of the LifePay Plus Base	No longer available to purchase. Excess withdrawals can reduce or eliminate the benefit. Fund selection can impact the benefit.
Optional Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider	Provides a guarantee of a minimum level of annual withdrawals for both you and your spouse, even if these withdrawals reduce your Contract Value to zero.	1. 70 % of the Joint LifePay Plus Base	1.05% of the Joint LifePay Plus Base	No longer available to purchase. Excess withdrawals can reduce or eliminate the benefit. Fund selection can impact the benefit.

DEATH BENEFIT

Death Benefit Options

The Contract has a Standard Death Benefit and the following two optional death benefits that were available for election when you applied for the Contract:
•	The Quarterly/Annual Ratchet Enhanced Death Benefit; and
•	The 7% Solution/Max 7 Enhanced Death Benefit.

If you did not elect one of the optional Death Benefits at the time of application for the Contract, your Contract was issued with the Standard Death Benefit.  Not all Death Benefit options were available at all issue ages or with all of the living benefit riders.  Additionally, not all Death Benefit options were available in every state.  The Death Benefit option applicable to your Contract cannot be changed.

42

A change in ownership of the Contract may affect the amount of the Death Benefit.  The LifePay Plus and Joint LifePay Plus riders may also affect the Death Benefit.  See your Contract for the Death Benefit Option applicable to you.

Death Benefit During the Accumulation Phase

During the accumulation phase, a Death Benefit (and the Earning Multiplier Benefit, if elected) is payable when either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies before the Annuity Start Date.  Upon the first joint owner’s death, the surviving owner will become the beneficiary under the Contract.  Assuming you are the Contract Owner, your beneficiary will receive a Death Benefit unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract.  We calculate the Death Benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”).  Surrender charges are waived in relation to premiums received before our receipt of due proof of death, and unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract, we will not accept additional premiums after we have received notice of death.

If there is a beneficiary who is not the spouse of the Contract Owner, the value of the Death Benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  If the spouse is the sole beneficiary of the Contract Owner, the value of the Death Benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment.  If your beneficiary wants to receive the Death Benefit on a date later than this, it may affect the amount of the benefit payable in the future.  Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single lump-sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “WITHDRAWALS” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner.  If so, such rights or options may not be available to the beneficiary.

If we do not receive a request to apply the Death Benefit proceeds to an annuity option, we will make a single payment in a lump-sum.  We will generally pay Death Benefit proceeds within seven days after Customer Service has received sufficient information to make the payment.  For information on required distributions under federal income tax laws, you should see FEDERAL TAX CONSIDERATIONS. Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.

Payment of the Death Benefit may be subject to certain mandatory distribution rules required by federal tax law.

In all cases described below, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

Standard Death Benefit.  The Standard Death Benefit equals the greater of:
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds; and
•	The greater of the Contract Value and the Cash Surrender Value (sometimes referred to as the “Base Death Benefit”), reduced by any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.

The Standard MGDB allocated to both Covered Funds and Excluded Funds equals premium payments plus Premium Credits allocated to Covered Funds or Excluded Funds, respectively, less proportional adjustments for any withdrawals and transfers.  For Excluded Funds, this calculation is not used for benefit purposes but only to determine the impact of transfers to and from Excluded Funds.

43

Depending on the version of the rider you have, withdrawals can reduce the Standard MGDB dollar for dollar or proportionally.  If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal.  If the reduction is done proportionally, the percentage reduction in the Standard MGDB for each Fund category (i.e., Covered or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a Standard MGDB of $125,000.  After the withdrawal, the percentage reduction in the Standard MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the Standard MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall Standard MGDB.

Enhanced Death Benefit Options.  The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit.  The Enhanced Death Benefit options enable you to lock in positive investment performance.  Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected.

Each Enhanced Death Benefit locks in positive investment performance in a different way.  The Annual Ratchet Enhanced Death Benefit locks annually.  The Max 7 Enhanced Death Benefit not only locks annually, but also has an element that locks annually at a specified interest rate, so your Death Benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements.  Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include a specified interest rate element and the associated additional charge.  Each Enhanced Death Benefit option is explained further below.

For certain periods the Quarterly Ratchet Enhanced Death Benefit was available instead of the Annual Ratchet Enhanced Death Benefit; the frequency of the ratchet component was quarterly for both the Quarterly Ratchet Enhanced Death Benefit; and the Max 7 Enhanced Death Benefit.

Allocation restrictions apply for purposes of determining Death Benefits.  Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.  We may, with 30 days’ notice to you, designate any Fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums and Premium Credits added to such Fund and also with respect to new transfers to such Fund.

For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value.  The reduced Base Contract Expense will be applicable only during that period.

The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•
The Annual Ratchet Minimum Guaranteed Death Benefit (“Annual Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds less any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the Contract Date equaled the premium and Premium Credits allocated to Covered Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90 (or age 80 for some versions of the rider), the Annual Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in Covered Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

44

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium plus Premium Credits allocated to Excluded Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90 (or age 80 for some versions of the rider), the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in the Excluded Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Annual Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

For certain periods of time the Annual Ratchet MGDB was the Quarterly Ratchet MGDB.  On the Contract Date, the Quarterly Ratchet MGDB in Covered Funds equaled the premium and Premium Credits allocated to Covered Funds.  On each quarterly Contract anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in Covered Funds from the prior quarterly Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

A “quarterly Contract anniversary” is the date three months from the Contract Date that falls on the same date in the month as the Contract Date.  If there is no corresponding date in the month, the quarterly Contract anniversary will be the last date of such month. If the quarterly Contract anniversary falls on a weekend or holiday, we will use the value as of the subsequent business day.

On dates other than quarterly anniversaries, the Quarterly Ratchet MGDB in the Covered Funds is equal to the Quarterly Ratchet MGDB in the Covered Funds from the last quarterly Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Quarterly Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium and Premium Credits allocated to Excluded Funds.  On each quarterly Contract anniversary that occurs on or prior to attainment of age 90, the Quarterly Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Quarterly Ratchet MGDB in the Excluded Funds from the prior quarterly Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

On dates other than quarterly anniversaries, the Quarterly Ratchet MGDB in the Excluded Funds is equal to the Quarterly Ratchet MGDB in the Excluded Funds from the last quarterly Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Quarterly Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

45

Depending on the version of the rider, withdrawals can reduce the Annual/Quarterly Ratchet MGDB  dollar for dollar or proportionally.  If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal.  If the reduction is done proportionally, the proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and an Annual and Quarterly Ratchet MGDB of $125,000.  After the withdrawal, the percentage reduction in the Annual and Quarterly Ratchet MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore although the reduction in Contract Value is just $10,000, the Annual and Quarterly Ratchet MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Net transfers from Covered Funds to Excluded Funds will reduce the Annual and Quarterly Ratchet MGDB in Covered Funds proportionally.  The increase in the Annual and Quarterly Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Annual and Quarterly Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual and Quarterly Ratchet MGDB in Excluded Funds proportionally.  The increase in the Annual and Quarterly Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Annual and Quarterly Ratchet MGDB in Excluded Funds.

The 7% Solution Enhanced Death Benefit equals the 7% Solution Death Benefit Element, which is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	o	2.5 times all premium payments plus Premium Credits adjusted for withdrawals (the “Cap”); and
	o	The sum of the 7% Solution Minimum Guaranteed Death Benefit Element (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds.

For Contracts issued prior to August 21, 2006, the Cap is 3 times all premium payments plus Premium Credits, adjusted for withdrawals.

Fund Categories.  For purposes of calculating the 7% Solution Death Benefit Element, Covered Funds are all investment options not designated as Special Funds or Excluded Funds.

For purposes of calculating the 7% Solution Death Benefit Element, the following investment options are designated as Special Funds:
•	The Voya Government Liquid Assets Portfolio;
•	The Fixed Interest Option; and
•
The ProFunds VP Rising Rates Opportunity Portfolio (although it was closed to new allocations effective April 30, 2007).  For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund; and

•	The Voya Limited Maturity Bond Portfolio (although it was closed to new allocations effective March 12, 2004).

No investment options are currently designated as Excluded Funds.  See APPENDIX E for examples of the impact on your 7% Solution Death Benefit Element of allocating Contract Value between Covered Funds and Special Funds.

The 7% MGDB allocated to Covered Funds equals premiums plus Premium Credits allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the Cap.  There is no accumulation once the Cap is reached.  Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.  The 7% Solution Enhanced Death Benefit available for some Contracts issued in 2000 or earlier allows for accumulation to continue beyond age 80, subject to the dollar amount Cap.  Please see your Contract for details regarding the terms of your Death Benefit.

The 7% MGDB allocated to Special Funds equals premiums plus Premium Credits allocated to Special Funds, adjusted for withdrawals and transfers.  There is no accumulation at 7% for amounts allocated to Special Funds.

46

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version of the rider, withdrawals can reduce the 7% MGDB dollar for dollar or proportionally.  If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal.  If the reduction is done proportionally, the percentage reduction in the 7% MGDB for each Fund category (i.e. Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The percentage reduction in the Cap equals the percentage reduction in total Contract Value resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a 7% MGDB of $125,000.  After the withdrawal, the percentage reduction in the 7% MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the 7% MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category.  Net transfers from the Funds will reduce the 7% MGDB in the Funds proportionally.  The increase in the 7% MGDB allocated to Fund category to which the transfer is being made will equal the decrease in the Fund category from which the transfer is being made.

The Max 7 Enhanced Death Benefit equals the greater of the Annual Ratchet Enhanced Death Benefit (or the Quarterly Ratchet Enhanced Death Benefit for contracts issued before January 12, 2009) and the 7% Solution Death Benefit Element.  Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.  The enhanced Death Benefit may not be available in all states.

Earnings Multiplier Benefit Rider.

The Earnings Multiplier Benefit rider is an optional rider that provides a separate death benefit in addition to the death benefit provided under the death benefit options described above. You may have added it at issue of the Contract or, if not yet available in your state, on the next contract anniversary following introduction of the rider in your state. The date on which the rider was added to your Contract is referred to as the “rider effective date.”  The rider is no longer available for purchase.

If the rider is added at issue, the rider provides a benefit equal to a percentage of the gain under the Contract, up to a gain equal to 150% of premiums adjusted for withdrawals (“Maximum Base”). Currently, if added at issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:
•	The Maximum Base; and
•	The Contract Value on the Claim Date minus premiums and adjusted for withdrawals.

If the rider was added after issue, the earnings multiplier benefit is equal to 55% (30% for issue ages 70 and above) of the lesser of:
•	150% of the Contract Value on the rider effective date, plus subsequent premiums adjusted for subsequent withdrawals; and
•	The Contract Value on the Claim Date minus the Contract Value on the rider effective date, minus subsequent premiums and adjusted for subsequent withdrawals.

There is an extra charge for the earnings multiplier benefit rider and once selected, it may not be revoked. The rider does not provide a benefit if there is no gain under the Contract. As such, the Company would continue to assess a charge for the rider, even though no benefit would be payable at death under the rider if there are no gains under the Contract. Please see “CHARGES AND FEES – Optional Rider Charges – Earnings Multiplier Benefit Rider Charge” for a description of the charge.

47

Death Benefit During the Income Phase

Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or any Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

Contract Continuation After Death – Spouse

If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the sole beneficiary and such surviving spouse elects to continue the Contract as his or her own, if allowed under the requirements under the Tax Code, the following will apply:
•
If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value.  We will allocate such addition to the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise.  If there is no Contract Value in any Subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor.  Such addition to Contract Value will not affect the guaranteed Death Benefit or any living benefit rider values.  Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The Death Benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes to the surviving spouse;
•	Any premiums paid after the Contract is continued will be subject to applicable surrender charges;
•
If you elected the Annual Ratchet Death Benefit (or Quarterly Ratchet Enhanced Death Benefit for certain periods of time) or the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 90 (or age 80 for certain versions of the enhanced death benefits), ratchets will continue (or resume if deceased owner had already reached age 90, or age 80 for certain versions of the enhanced death benefits) until the new surviving spouse Contract Owner reaches age 90.  If you elected the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 80, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the Cap or the attained age of 80 is reached.  If you elected the 7% Solution Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 80, the 7% Solution Enhanced Death Benefit continues for certain versions, while other versions allow the 7% Solution Enhanced Death Benefit to continue regardless of the spouse’s age;

•
If you purchased the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit among the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise. If there is no Contract Value in any Subaccount, we will allocate the benefit to the Voya Government Liquid Assets Portfolio, or its successor; and

•
The Earnings Multiplier Benefit rider will continue if the surviving spouse is younger than age 76, the maximum rider issue age. If the surviving spouse is age 76 or older, the rider will terminate. The Maximum Base and the percentages will be reset based on the adjusted Contract Value. The calculation of the benefit going forward will be: (1) based on the attained age of the spouse at the time of the ownership change using current values as of that date; (2) computed as if the rider were added to the Contract after issue and after the increase; and (3) based on the Maximum Base and percentages in effect on the original rider effective date. However, we may permit the surviving spouse to elect to use the then-current Maximum Base and percentages in the benefit calculation.

Contract Continuation After Death – Not a Spouse

If the beneficiary or surviving joint owner is not the spouse of the owner, the payment of the Death Benefit may be deferred, subject to limits under Tax Code section 72(s) or 401(a)(9) as applicable.  See next section, “Required Distributions Upon Contract Owner’s Death.”  No additional premium payments may be made.

If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value.  Such addition will be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.

48

The death benefit will then terminate.  At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived.  No additional premium payments may be made.

If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

Required Distributions Upon Contract Owner’s Death

Nonqualified Contracts.  We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.

If any Contract Owner of a nonqualified Contract , or any Annuitant (when a Contract Owner is not an individual but is a non-natural person), dies before the Annuity Start Date, we will distribute the Death Benefit payable to the beneficiary:
•	Within five years of the Contract Owner’s date of death; or
•
If the beneficiary is an individual, such beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the Death Benefit in the form of an annuity from us, provided that:

	o	Such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and
	o	Such distributions begin no later than one year after the Contract Owner’s date of death.

If the sole beneficiary is not the deceased owner’s surviving spouse, the distribution provisions described immediately above will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.

If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the Death Benefit to the beneficiary in a cash payment within five years from the date of death.  We will determine the Death Benefit as of the date we receive proof of death.  Such cash payment will be in full settlement of all our liability under the Contract.

If the sole beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death.  Upon receipt of such election from the spouse at Customer Service:
•	All rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease;
•	The spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and
•	All rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract.

We deem the spouse to have made the election to continue the Contract if such spouse makes a premium payment to the Contract or fails to make a timely election for payment of the Death Benefit as described above

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary who is an individual may elect to receive Death Benefits as payments over the life expectancy of the beneficiary (“stretch”).  “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.

If any Contract Owner of a nonqualified Contract dies on or after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract, if any, or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.

Qualified Contracts.   We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code.  While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

49

OPTIONAL LIVING BENEFIT RIDERS

Some features and benefits of the Contract, if selected, are available through an optional living benefit rider for an additional charge.  Once selected, the riders generally may not be cancelled.  You may not remove the rider and charges will be assessed regardless of the performance of your Contract.  Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.

The optional living benefit riders are no longer available to purchase, including purchase by existing Contract Owners.

The optional living benefit riders do not guarantee any return of principal or premium payments and do not guarantee performance of any specific Fund under the Contract.  You should consult a qualified financial adviser in evaluating the riders.  Customer Service may be able to answer your questions.  The telephone number is 1-800-366-0066.

Three living benefit riders were available with the Contract, and they each offered a level of protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract;
•	The LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are concerned that you may outlive your income; and
•	The Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit rider, which may be appropriate if you are married and concerned that you and your spouse may outlive your income.

These living benefit riders are described further below.  Only one living benefit rider may have been selected.  Information about earlier versions of the guaranteed withdrawal benefit riders (including lifetime versions) can be found in the appendices to this prospectus.

Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)

The MGIB rider is an optional benefit which guarantees that a minimum amount of annuity income will be available to you if you annuitize on the MGIB Date (as defined below), regardless of fluctuating market conditions.  The minimum guaranteed amount of annuity income will depend on:
•	The amount of premiums you pay and any Premium Credits you receive during the first five Contract Years after you purchased the rider;
•	The amount of Contract Value you allocate or transfer to Special Funds (as defined below) or Excluded Funds (as defined below);
•	The MGIB Rate (as defined below);
•	The adjustment for Special Fund or Excluded Fund transfers; and
•	Any withdrawals you take while the MGIB rider is in effect.

Allocating Contract Value to Special Funds or Excluded Funds may limit the benefit under the MGIB rider.

Rider Effective Date.  The rider date is the date the MGIB rider becomes effective.  The rider date is also the Contract Date if you purchased the rider when the Contract was issued.

No Cancellation.  Once purchased, the MGIB rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  The Company may, at its discretion, cancel and/or replace a rider at your request in order to renew or reset a rider.

50

Termination.  The MGIB rider is a “living benefit,” which means the guaranteed benefit offered by the MGIB rider is intended to be available to you while you are living and while your Contract is in the accumulation phase.  The MGIB rider automatically terminates if:
•	You annuitize, surrender, or otherwise terminate your Contract during the accumulation phase;
•
The Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract;

•	The Contract Value is insufficient to pay the charge for the MGIB rider; or
•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Rider Charge.  The current charge we deduct under the MGIB rider is 0.75% annually of the MGIB Charge Base.  The MGIB Charge Base is the greater of (1) and (2) below, where:
(1)	Is the lesser of the Maximum MGIB Rollup Base and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the MGIB Rollup Base for Excluded Funds; and
(2)	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds; and
	(b)	Is the MGIB Ratchet Base for Excluded Funds.

For definitions of the Maximum MGIB Rollup Base, the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds, the MGIB Rollup Base for Excluded Funds, the MGIB Ratchet Base for Covered Funds and Special Funds and the MGIB Ratchet Base for Excluded Funds, see the “Calculation of the MGIB Rollup Bases” and “Calculation of the MGIB Ratchet Bases” below.

Fund Categories.  The MGIB Benefit Base (as defined below) is tracked separately for Covered Funds, Special Funds and Excluded Funds.  These Fund categories apply to all calculations under the MGIB rider.  Please see “THE FUNDS – Covered Funds, Special Funds and Excluded Funds.”

Covered Funds are any investment options not designated as Special Funds or Excluded Funds.

The following investment options are designated as Special Funds for purposes of calculating the MGIB Benefit Base:
•	The Voya Government Liquid Assets Portfolio;
•	A Fixed Interest Option;
•	The ProFunds VP Rising Rates Opportunity Portfolio (although it was closed to new allocations effective April 30, 2007); and
•	Voya Limited Maturity Bond Portfolio (although it was closed to new allocations March 12, 2004).

No investment options are currently designated as Excluded Funds.

Fixed Allocation Funds Automatic Rebalancing.  In order to mitigate the insurance risk inherent in our guarantee to provide you a guaranteed minimum amount of annuity income if you annuitize on the MGIB date, (subject to the terms and restrictions of the MGIB rider), we require that your Contract Value be allocated in accordance with certain limitations.  In general, to the extent that you choose not to invest in the Accepted Funds, we require that a proportion of the amount not so invested be invested in the Fixed Allocation Funds.  We will require this allocation regardless of your investment instructions to the Contract, as described below.

If the Contract Value in the Fixed Allocation Funds (as defined below) is less than a percentage of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds (as defined below) on any MGIB Rebalancing Date (as defined below), we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the appropriate percentage of this amount is allocated to the Fixed Allocation Funds.  This is called Fixed Allocation Funds Automatic Rebalancing and the percentage is stated in your Contract.  Currently, the minimum Fixed Allocation Fund percentage is zero.  Accepted Funds are excluded from this rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.

51

The MGIB Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders. You may allocate your Contract Value to one or more Fixed Allocation Funds. We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

If the MGIB rider is not continued under the spousal continuation right, if available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s Death Benefits.  For purposes of calculating any applicable Death Benefit guaranteed under the Contract any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund while the rider is in effect.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the allocation restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  By electing to purchase the MGIB rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the MGIB rider if you do not wish to have your Contract Value reallocated in this manner.

If the version of the MGIB rider described in this section is not available in your state or at the time it was purchased, you may receive a version of the MGIB rider that does not contain a Fixed Allocation Funds Automatic Rebalancing requirement.

MGIB Benefit Base.  The MGIB Benefit Base (as defined below) is only a calculation used to determine the MGIB annuity income.  The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It is also not used in determining the amount of your Cash Surrender Value and Death Benefits.  Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Benefit Base or Maximum MGIB Rollup Base (as defined below).

On the MGIB Date, your MGIB Benefit Base is equal to the greater of (1) and (2), where:
•	Is the lesser of the Maximum MGIB Rollup Base (as defined below) and the sum of (a), (b), and (c) where:
	(a)	Is the MGIB Rollup Base for Covered Funds;
	(b)	Is the MGIB Rollup Base for Special Funds; and
	(c)	Is the Contract Value allocated to Excluded Funds; and
•	Is the sum of (a) and (b) where:
	(a)	Is the MGIB Ratchet Base for Covered Funds and Special Funds (as defined below); and
	(b)	Is the Contract Value allocated to Excluded Funds.

52

The MGIB Benefit Base calculation differs from the MGIB Charge Base calculation because it uses the Contract Value allocated to Excluded Funds rather than the MGIB Ratchet Base and MGIB Rollup Base allocated to Excluded Funds.  This means that the amount on which you pay charges for the MGIB rider may be higher than the amount used to calculate your benefit under the MGIB rider.

For purposes of the MGIB Rider, “eligible premiums” are those premiums and related Premium Credits added more than five years before the earliest MGIB Date.  This means that, generally, premiums and related Premium Credits must be paid within five years of purchasing the MGIB rider to be considered eligible premiums.  Premiums and Premium Credits paid after that are not eligible premiums.

Calculation of the Maximum MGIB Rollup Base.  The Maximum MGIB Rollup Base is 250% of eligible premiums and Premium Credits adjusted proportionally for withdrawals.  This means that the Maximum MGIB Rollup Base is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value.  The Maximum MGIB Rollup Base is not allocated by Fund category.  If the version of the MGIB rider described in this section is not available in your state, you may receive a version of the MGIB rider that defines the Maximum MGIB Rollup Base as 300% of eligible premiums and Premium Credits adjusted proportionally for withdrawals.

Calculation of the MGIB Rollup Base The MGIB Rollup Base allocated to Covered Funds equals the eligible premiums allocated to Covered Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.

The MGIB Rollup Base allocated to Special Funds equals the eligible premiums and Premium Credits allocated to Special Funds, adjusted for subsequent withdrawals and transfers taken or made while the MGIB rider is in effect.  The MGIB Rate does not apply to the MGIB Rollup Base allocated to Special Funds, so the MGIB Rollup Base allocated to Special Funds does not accumulate.

The MGIB Rollup Base allocated to Excluded Funds equals the eligible premiums allocated to Excluded Funds, adjusted for  subsequent withdrawals and transfers taken or made while the MGIB rider is in effect, accumulated at the MGIB rate to the earlier of the oldest owner reaching age 80 and the MGIB Rollup Base reaching the Maximum MGIB Rollup Base, and at 0% thereafter.  The MGIB Rollup Base allocated to Excluded Funds is used only for transfer adjustments and rider charges.  It is not included in the MGIB Rollup Base used to determine benefits.

The MGIB Rate is currently 6% (7% if this rider was purchased before May 1, 2009).  The MGIB Rate is an annual effective rate.  The MGIB Rate will not change for those Contracts that have purchased the MGIB rider.

Withdrawals reduce each MGIB Rollup Base proportionally.  The percentage reduction in the MGIB Rollup Base for each Fund category (i.e.  Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charge and Market Value Adjustment).  This means that the MGIB Rollup Base for Covered Funds, the MGIB Rollup Base for Special Funds or the MGIB Rollup Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal reduces the Contract Value allocated to Covered Funds, Special Funds or Excluded Funds.  For example, if the Contract Value in Covered Funds is reduced by 25% as the result of a withdrawal (including surrender charge and Market Value Adjustment), the MGIB Rollup Base allocated to Covered Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds, Special Funds and Excluded Funds, net transfers from a Fund category will reduce the applicable MGIB Rollup Base for that Fund proportionally.  This means a reduction by the same percentage as the transfer bears to the Contract Value in the Fund category.  For example, if the Contract Value in Covered Funds is $1,000 and the transfer from Covered Funds to Excluded Funds is $250, then the Contract Value in Covered Funds is reduced by 25%.  In a case where the MGIB Rollup Base for Covered Funds is $1,200, the MGIB Rollup Base for Covered Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250.  In addition, the MGIB Rollup Base for Excluded Funds is increased by the reduction in the MGIB Rollup Base for Covered Funds, or $300.

53

In a case where the MGIB Rollup Base for Covered Funds is greater than the Contract Value in Covered Funds, a transfer from Covered Funds will result in the MGIB Rollup Base for Covered Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer.  A higher reduction to the MGIB Rollup Base for Covered Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider.  This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Rollup Base for Excluded Funds proportionally, but the resulting increase in the MGIB Rollup Base for Covered Funds or Special Funds, as applicable, will equal the lesser of the Contract Value transferred and the reduction in the MGIB Rollup Base for Excluded Funds.  What this means is if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base.  The MGIB Charge Base calculation is instead based on the MGIB Rollup Base for Excluded Funds.  As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced.  The net effect of this transfer is that you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

Calculation of the MGIB Ratchet Bases.  The MGIB Ratchet Base for Covered Funds and Special Funds equals:
•	On the rider effective date, eligible premiums plus Premium Credits or the Contract Value (if the rider is added after the Contract Date,) allocated to Covered Funds and Special Funds.
•	On each Contract anniversary prior to attainment of age 90, the MGIB Ratchet Base for Covered Funds and Special Funds is set equal to the greater of:
	o	The current Contract Value allocated to Covered Funds and Special Funds (after any deductions occurring on that date); and
o
The MGIB Ratchet Base for Covered Funds and Special Funds from the most recent prior Contract anniversary, adjusted for any new eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

For Contracts with the MGIB rider purchased before January 12, 2009, the MGIB Ratchet Base for Covered Funds and Special Funds is recalculated on each quarterly Contract anniversary prior to attainment of age 90.

•
At other times, the MGIB Ratchet Base for Covered Funds and Special Funds is the corresponding MGIB Ratchet Base from the prior Contract anniversary (the prior quarterly Contract anniversary for Contracts with the MGIB rider purchased before January 12, 2009), adjusted for additional eligible premiums, withdrawals attributable to Covered Funds and Special Funds, and transfers.

The MGIB Ratchet Base for Excluded Funds has a corresponding definition with respect to amounts allocated to Excluded Funds.  The MGIB Ratchet Base for Excluded Funds is used only for transfer adjustments and MGIB rider charges.  It is not included in the MGIB Ratchet Base used to determine benefits.

Withdrawals reduce each MGIB Ratchet Base proportionally.  The percentage reduction in the MGIB Ratchet Base for each Fund category (i.e.  Covered Funds and Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal (including surrender charges and Market Value Adjustment).  This means that the MGIB Ratchet Base for Covered Funds and Special Funds or the MGIB Ratchet Base for Excluded Funds is reduced for withdrawals by the same proportion that the withdrawal (including surrender charges and Market Value Adjustment) reduces the Contract Value allocated to Covered Funds and Special Funds or Excluded Funds.  For example, if the Contract Value in Covered Funds and Special Funds is reduced by 25% as the result of a withdrawal (including surrender charges and Market Value Adjustment), the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25% (rather than by the amount of the withdrawal).

When you make transfers between Covered Funds or Special Funds and Excluded Funds net transfers will reduce the MGIB Ratchet Base for Covered Funds and Special Funds proportionally.  This means a reduction by the same percentage as the transfer bears to the Contract Value in Covered Funds and Special Funds.  For example, if the Contract Value in Covered Funds and Special Funds is $1,000 and a transfer from Covered Funds or Special Funds to Excluded Funds is $250, then the Contract Value in Covered Funds and Special Funds is reduced by 25%.  In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is $1,200, the MGIB Ratchet Base for Covered Funds and Special Funds is also reduced by 25%, or $300, rather than by the amount of the transfer, or $250.  In addition, the MGIB Ratchet Base for Excluded Funds is increased by the reduction in the MGIB Ratchet Base for Covered Funds and Special Funds, or $300.

54

In a case where the MGIB Ratchet Base for Covered Funds and Special Funds is greater than the Contract Value in Covered Funds and Special Funds, a transfer from Covered Funds and Special Funds will result in the MGIB Ratchet Base for Covered Funds and Special Funds being reduced by a dollar amount that is higher than the dollar amount of the transfer.  A higher reduction to the MGIB Ratchet Base for Covered Funds and Special Funds will have a larger negative impact on the MGIB Benefit Base, potentially reducing the minimum guaranteed amount of annuity income upon annuitization under the MGIB rider.  This means the benefit you receive under the MGIB rider will not be as great because of the transfer.

Net transfers from Excluded Funds will also reduce the MGIB Ratchet Base for Excluded Funds proportionally.  But, the resulting increase in the MGIB Ratchet Base for Covered Funds and Special Funds will equal the lesser of the Contract Value transferred and the reduction in the MGIB Ratchet Base for Excluded Funds.  What this means, if in the previous example the transfer was from Excluded Funds to Covered Funds, there would be no change in the value of your MGIB Benefit Base because of the transfer – the amount of the transfer between the Fund categories is the same, $250, because the MGIB Benefit Base calculation is based on the Contract Value allocated to Excluded Funds, versus the calculation basis for Excluded Funds with the MGIB Charge Base.  The MGIB Charge Base calculation is instead based on the MGIB Ratchet Base for Excluded Funds.  As a result, this same transfer, having no change in the value of your MGIB Benefit Base, would result in the MGIB Charge Base being reduced.  The net effect of this transfer: you pay less for the same minimum guaranteed amount of annuity income upon annuitization of the MGIB rider.

MGIB Date.  Your MGIB Date is the next Contract anniversary occurring after the date when you decide to exercise your right to annuitize under the MGIB rider, or any other special exercise date that we may make available upon prior written notice.

MGIB Annuity Income.  Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed income factors or the income factors in effect on the date you annuitize.  If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Date is the greatest of:
•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value on the MGIB Date adjusted for any Market Value Adjustment (see APPENDIX B) applied to the then-current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on your MGIB Benefit Base on the MGIB Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected.  Prior to applying the MGIB income factors, we will adjust the MGIB Benefit Base for any surrender charge, premium tax recovery and Market Value Adjustment (see APPENDIX B) that would otherwise apply at annuitization.

MGIB Income Factors.  The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed income factors found in your Contract.  Although the minimum income provided under the rider can be determined in advance, the Contract Value in the future is unknown, so the income provided under a Contract with the MGIB rider attached may be greater or less than the income that would be provided under the Contract without the rider.  Generally, the income calculated under the MGIB rider will be greater than the income provided under the Contract whenever the MGIB Benefit Base is sufficiently in excess of the Contract Value to offset the additional conservatism reflected in the MGIB rider’s income factors compared to those in the Contract.  The income factors in the MGIB rider generally reflect a lower interest rate and more conservative mortality than the income factors in the Contract.  The degree of relative excess that the income factors require to produce more income will vary for each individual circumstance.  If the Contract Value exceeds the MGIB Benefit Base at time of annuitization, the Contract will always produce greater income than the MGIB rider.  Please see “APPENDIX F – Examples of Minimum Guaranteed Income Benefit Calculation.”

55

MGIB Annuity Options.  Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider.  Payments under the rider begin on the MGIB Date.  The MGIB must be exercised in the 30-day period prior to any Contract anniversary.  At your request, the Company may in its discretion extend the latest Contract Annuity Start Date without extending the MGIB Date.  The following are the MGIB annuity options available under the MGIB rider:
•	Income for life (single life or joint life with 100% survivor) and a fixed period;
•	Income for a fixed period; and
•	Any other annuity option offered by the Company in conjunction with the MGIB rider on the MGIB Date.

Available MGIB Annuity Options and/or fixed period durations may vary depending on whether the Contract is qualified or non-qualified.   Also, once annuity payments start it may be necessary to modify the amount and/or durations of any remaining payments following your death in order to comply with the Tax Code.  See “FEDERAL TAX CONSIDERATIONS.”

Once during the life of the Contract, you have the option to elect to apply up to 50% of the MGIB Benefit Base to one of the MGIB annuity options available under the MGIB rider.  This option may only be exercised in the 30 day period prior to a Contract anniversary.  The portion of the MGIB Benefit Base so applied will be used to determine the MGIB income, as is otherwise described in this prospectus.  The Contract Value will be reduced proportionally.  Any additional exercise of your right to receive payments under the MGIB rider must be for 100% of the remaining value.  The exercise of this partial annuitization of the MGIB Benefit Base does not affect your right to annuitize remaining value under the Contract without regard to the MGIB rider.  The amount applied to the partial annuitization will be treated as a withdrawal for purposes of adjusting Contract and MGIB rider values.  This means the Contract and MGIB rider values will be adjusted proportionally.  See “Calculation of the Maximum MGIB Rollup Base”, “Calculation of the MGIB Rollup Base” and “Calculation of the MGIB Ratchet Bases” above.  Surrender charges will apply to amounts applied to partial annuitization.

Notification.  On or before 30 days prior to each possible MGIB Date, we will provide you with a notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise it.  We will determine the actual amount of the MGIB annuity benefit as of the MGIB Date.

Change of Owner and Annuitant.  The MGIB rider will terminate upon a change of ownership unless the change is due to spousal continuation at the time of the owner’s death.  Once you purchase the MGIB rider, the Annuitant may not be changed except when an Annuitant who is not a Contract Owner dies prior to annuitization.  In such a case, a new Annuitant may be named in accordance with the provisions of your Contract.  The MGIB Benefit Base is unaffected and continues to accumulate.

Death of Owner.  The MGIB rider and the MGIB rider charges automatically terminate if you die during the accumulation phase (first owner to die if there are joint owners, or at death of the Annuitant if the Contract Owner is not a natural person), unless your spouse beneficiary elects to continue the Contract.

The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract.  The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.

The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above.  Annuitizing using the MGIB rider may result in a more favorable stream of annuity payments and different tax consequences under your Contract.  Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors.  You should consider all of your options at the time you begin the income phase of your Contract.

56

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider

Important Note:

The information immediately below pertains to the version of the LifePay Plus rider available for sale on and after April 28, 2008 through April 30, 2009 in states where approved.  If this version of the LifePay Plus rider was not yet approved for sale in your state, or if you purchased a prior version, please see APPENDICES I, K and M for more information about the other versions of the individual minimum guaranteed withdrawal benefit rider that were available under the Contract.

The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals reduce your Contract Value to zero.  Consequently, this rider may help if you are concerned that you may outlive your income.

Eligibility.  The Annuitant must be the owner or one of the owners unless the owner is a non-natural person.  Joint Annuitants are not allowed.  The maximum issue age was 80.  The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is a non-natural person) on the rider effective date.  The LifePay Plus rider was subject to broker/dealer availability.  Please note that the LifePay Plus rider was not issued until your Contract Value was allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

The LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts.

Rider Effective Date.  The rider effective date is the date that coverage under the LifePay Plus rider begins.  If you purchased the LifePay Plus rider when the Contract was issued, the rider effective date is also the Contract Date.  If the LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

No Cancellation.  Once purchased, the LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the LifePay Plus rider.

Termination.  The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase.  This optional living benefit rider automatically terminates if:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when a owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

Highlights.  This paragraph introduces the terminology of the LifePay Plus rider and how its components generally work together.  Benefits and guarantees are subject to the terms, conditions, and limitations of the LifePay Plus rider.  More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference.  The LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins.  We use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal.  The guarantee continues when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (because the Contract Value would be zero) until the Annuitant’s death.  The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals.  The LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals.  The LifePay Plus rider has a Death Benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.

57

LifePay Plus Base.  The LifePay Plus Base was first calculated when you purchased the LifePay Plus rider.  If you purchased the LifePay Plus rider on the Contract Date, then the LifePay Plus Base was equal to the initial premium, excluding any Premium Credit.  If purchased after the Contract Date, the LifePay Plus Base was equal to the Contract Value on the rider effective date, excluding any Premium Credits applied during the preceding 36 months.

The LifePay Plus Base is increased, dollar for dollar, by any additional premiums (excluding any applicable Premium Credits).  The LifePay Plus Base is called the MGWB Base in the LifePay Plus rider.

Annual Ratchet.  The LifePay Plus Base is recalculated on each Contract anniversary to equal the greater of:
•	The current LifePay Plus Base; or
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months).

We call this recalculation the Annual Ratchet.

If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date).  We call this recalculation a Quarterly Ratchet.

Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the LifePay Plus rider upon the Annual Ratchet.  You will never pay more than the maximum annual charge.  We will notify you in writing not less than 30 days before a charge increase.  You may avoid the charge increase by canceling the forthcoming Annual Ratchet.  Our written notice will outline the procedure you will need to follow to do so.  Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase.  More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.”  Our written notice will also remind you of the consequences of canceling the forthcoming Annual Ratchet.

If this rider was purchased before January 12, 2009, we reserve the right to increase the charge for this rider upon a Quarterly Ratchet once the Lifetime Withdrawal Phase begins.  You will never pay more than the maximum annual charge, and we promise not to increase the charge for your first five Contract Years.  Canceling a forthcoming Quarterly Ratchet to avoid the charge increase will have the same outcome as cancelling the Annual Ratchet.

Step-up.  The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year.  Following this recalculation, the LifePay Plus Base is equal to the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); or
•
The LifePay Plus Base on the previous Contract anniversary, increased by the Step-up, plus any premiums received (excluding any applicable Premium Credits) and minus any withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary.

The amount of the Step-up is the product of the Step-up Tracker on the previous Contract anniversary times the Step-up percent, currently 6%.  If this rider was purchased before January 12, 2009, the Step-up percent is 7%, The Step-up Tracker is only used to calculate the amount of the Step-up.  Initially, it equals the LifePay Plus Base.  Any premiums received during a Contract Year (excluding any applicable Premium Credits) are added to the Step-up Tracker and eligible for a partial Step-up.  Any withdrawals for payment of third-party investment advisory fees are subtracted from the Step-up.  Like the LifePay Plus Base, the Step-up Tracker is eligible for Annual Ratchets and subject to a proportional adjustment for any Excess Withdrawals.

58

Please note that no partial Step-up was available in the first year if you purchased this rider after the Contract Date.  Your first opportunity for a Step-up was not until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.  For example, if the LifePay Plus rider was purchased on March 15, 2009 and the Contract Date is January 1, 2009, the rider effective date would be April 1, 2009, which is the date of the Contract’s next following quarterly Contract anniversary.  Because on January 1, 2010, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up.  Rather, the first opportunity for a step-up with this Contract is on January 1, 2011.

Lifetime Withdrawal Phase.  The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees) AFTER the Annuitant reaches age 59 ½.  On that date the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months).  The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of an owner that is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when the Contract Value is reduced to zero other than by an Excess Withdrawal.  Please see “Lifetime Automatic Periodic Benefit Status” below for more information.

Withdrawals and Excess Withdrawals.  Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base.  These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Interest Options.

For example, assume the current Contract Value is $90,000 on a Contract with the LifePay Plus rider in the Lifetime Withdrawal Phase, the LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000.  Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal) because the withdrawal did not exceed the Maximum Annual Withdrawal.  See below for more information about the Maximum Annual Withdrawal.

An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees) or after the Lifetime Withdrawal Phase begins when any portion of a withdrawal during a Contract Year exceeds the Maximum Annual Withdrawal.  An Excess Withdrawal is also a withdrawal after spousal continuation of the Contract but before the next quarterly Contract anniversary following spousal continuation.  An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges or Market Value Adjustment associated with any Fixed Interest Options (rather than the total amount of the withdrawal).  An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Examples 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.

Please note that when the LifePay Plus rider is added after the Contract Date, any withdrawals before the rider effective date in the same Contract Year are counted when adding up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is the amount that the LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year.  The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

59

The Maximum Annual Withdrawal Percentages are:
Percentages	Annuitant’s Age
4%	59 ½ to 64
5%	65 to 75
6%	76 to 79
7%	80+

If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Annuitant’s Age
5%	59 ½ to 69
6%	70 to 79
7%	80+

The Maximum Annual Withdrawal is thereafter recalculated whenever the LifePay Plus Base is recalculated, for example, upon the Annual Ratchet or a Step-up.  Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the Annuitant grows older.

In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months).  The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.  Also, if the Contract’s annuity commencement date is reached while the LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.  For more information about the Contract’s annuity options, see “ANNUITY OPTIONS.”

Required Minimum Distributions.  The LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal.  If your Required Minimum Distribution for a calendar year (determined as of December 31 of the prior calendar year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal.  Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal.  See APPENDIX G, Example 3 for an example.

The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date.  Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire.  See APPENDIX G, Example 4 for an example of the Additional Withdrawal Amount being carried over.  Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets (Quarterly Ratchets if this rider was purchased before January 12, 2009) or upon spousal continuation of the LifePay Plus Rider.  Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Example 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount.

60

Lifetime Automatic Periodic Benefit Status.  The LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal.  A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.  You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.  When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted;
•	All other Contract benefits (including the Annual Ratchets and Step-ups) end; and
•	All other riders attached to the Contract and their related charges will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until the Annuitant’s death when it terminates without value.

If when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately.  The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the Annuitant is age 59 ½ .  During this time, the LifePay Plus rider’s Death Benefit remains payable upon the Annuitant’s death.  Also, the LifePay Plus Base remains eligible for Step-ups.  Once the LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the Annuitant’s age, multiplied by the LifePay Plus Base.

You may elect to receive systematic withdrawals pursuant to the terms of the Contract. Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments  in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up if the payments were being made monthly or quarterly.  If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.

Investment Option Restrictions.  While the LifePay Plus rider is in effect, there are limits on the funds to which your Contract Value may be allocated.  Contract Value allocated to funds other than Accepted Funds will be rebalanced so as to maintain at least a  specified percentage of such Contract Value in the Fixed Allocation Funds, which percentage depends on the rider effective date:
Rider Effective Date	Fixed Allocation Fund Percentage
On or after January 12, 2009	30%
Before January 12, 2009 but after October 6, 2008	25%
Before October 6, 2008	20%

See “Fixed Allocation Funds Automatic Rebalancing” below.

We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider. We require this allocation regardless of your investment instructions to the Contract. The LifePay Plus rider was not issued until your Contract Value was allocated in accordance with these investment option restrictions. The timing of when and how we apply these investment option restrictions is discussed further below.

61

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than the specified percentage noted above of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the specified percentage of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date.  The LifePay Plus Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”  By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

Death of Owner or Annuitant.  The LifePay Plus rider terminates (with the rider’s charges assessed proportionately) on the date of death of the owner (or in the case of joint owners, the first owner, or the Annuitant if the owner is a non-natural person).  Also, a LifePay Plus rider that is in Lifetime Automatic Periodic Benefit Status terminates on the date of the Annuitant’s death.

LifePay Plus Death Benefit Base.  The LifePay Plus rider has a Death Benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The LifePay Plus Death Benefit Base is first calculated when you purchase the LifePay Plus rider.  If purchased on the Contract Date the LifePay Plus Death Benefit Base is equal to the initial premium (excluding any Premium Credit available with your Contract).  If purchased after the Contract Date, the LifePay Plus Death Benefit Base is equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).

62

The LifePay Plus Death Benefit Base is increased by the dollar amount of any additional premiums (excluding any applicable Premium Credits) and subject to any withdrawal adjustments.  The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees.  The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal.  Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” above for more information.

There is no additional charge for the Death Benefit associated with the LifePay Plus rider.  Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.

In the event the LifePay Plus Death Benefit Base is greater than zero when the LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the Annuitant’s death.  Upon the Annuitant’s death, any remaining LifePay Plus Death Benefit is payable to the beneficiary in a lump sum.

Spousal Continuation.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT – Continuation After Death – Spouse”), the rider will also continue, provided the spouse becomes the Annuitant and sole owner.  At the time the Contract is continued, the LifePay Plus Base is recalculated to equal the Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed Death Benefit, UNLESS the continuing spouse is a joint owner and the original Annuitant, OR the Lifetime Withdrawal Phase has not yet begun.  In this case, the LifePay Plus Base is recalculated to equal the greater of:
•	The Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed Death Benefit; and
•	The last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation.

Regardless, the LifePay Plus rider’s guarantees resume on the next quarterly Contract anniversary following spousal continuation.  Any withdrawals after spousal continuation of the Contract but before the LifePay Plus rider’s guarantees resume are Excess Withdrawals.  The LifePay Plus rider remains eligible for the Annual Ratchet upon recalculation of the LifePay Plus Base (Quarterly Ratchets if this rider was purchased before January 12, 2009).

The Maximum Annual Withdrawal is also recalculated at the same time as the LifePay Plus Base; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the Annuitant is age 59 1/2.  The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the new Annuitant’s age, multiplied by the LifePay Plus Base.  There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code.  Any withdrawals before the owner’s death and spousal continuation are counted when adding up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Please note, if the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months) before the Maximum Annual Withdrawal is first calculated.  Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.

Contrary to the Joint LifePay Plus rider, spousal continuation of the LifePay Plus rider would likely NOT take effect at the same time as the Contract is continued.  As noted above, the LifePay Plus rider provides for spousal continuation only on a quarterly Contract anniversary (subject to the spouse becoming the Annuitant and sole owner).

63

Change of Owner or Annuitant.  The LifePay Plus rider terminates (with the rider’s charge assessed proportionately) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner pursuant to a court order.

Surrender Charges.  Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges.  We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal.  Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun.  Once your Contract Value is reduced to zero, any periodic payments under the LifePay Plus rider would not be subject to surrender charges.  Moreover, with no Contract Value, none of your Contract level recurring charges (e.g. the Base Contract Expense) would be deducted.  See APPENDIX G for examples.

Loans.  No loans are permitted on Contracts with the LifePay Plus rider.

Taxation.  For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider

Important Note:

The information immediately below pertains to the version of the Joint LifePay Plus rider available for sale on and after April 28, 2008 through April 30, 2009 in states where approved.  If this version of the Joint LifePay Plus rider was not yet approved for sale in your state, or if you purchased a prior version, please see APPENDICES J and L for more information about the other versions of the joint minimum guaranteed withdrawal benefit rider that were available under the Contract.

The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals reduce your Contract Value to zero.  Consequently, if you are married this rider may help if you are concerned that you and your spouse may outlive your income.

Eligibility.  The Joint LifePay Plus rider was available for purchase only by individuals who were married at the time of purchase (spouses) and eligible to elect spousal continuation (as defined by the Tax Code) of the Contract when the Death Benefit becomes payable, subject to the owner, Annuitant and beneficiary requirements below.  The maximum issue age was 80.  Both spouses were required to meet the issue age requirement.  The issue age is the age of each owner on the rider effective date.  The Joint LifePay Plus rider was subject to broker/dealer availability.  Please note that the Joint LifePay Plus rider was not issued unless the required owner, Annuitant and beneficiary designations were met and your Contract Value was allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

64

The Joint LifePay Plus rider is no longer available for purchase, including purchase by owners of existing Contracts.  Contracts issued on and after September 12, 2006, were eligible for this version of the Joint LifePay Plus rider, subject to the conditions, requirements and limitations of the prior paragraph.  Such Contracts must not already have had a living benefit rider.  Or if your Contract already had the Joint LifePay or Joint LifePay Plus rider, then you may have been eligible to elect this version of the Joint LifePay Plus rider for a limited time.

Owner, Annuitant and Beneficiary Designations.  For nonqualified Contracts:
•	Joint owners must be spouses, and one of the owners must be the Annuitant; and
•	For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary.

For qualified contracts, except as noted below for custodial IRAs, there may only be one owner who must also be the Annuitant, and the owner’s spouse must also be the sole primary beneficiary.  Non-natural, custodial owners are only allowed with IRAs, and the Annuitant must be the beneficial owner of the custodial IRA, and beneficiary designations for custodial IRAs are subject to the same limits as any other qualified Contract.  We require the custodian to provide us the name and date of birth of both the owner and owner’s spouse.  We do not maintain individual owner and beneficiary designations for custodial IRAs.

We reserve the right to verify the date of birth and social security number of both spouses.

Active Spouse.  An Active Spouse is the person (people) upon whose life and age the guarantees are calculated under the Joint LifePay Plus rider.  There must be two Active Spouses when you purchased the Joint LifePay Plus rider, who are married to each other and either are joint owners, or for a Contract with only one owner, the spouse must be the sole primary beneficiary.  You cannot add an Active Spouse after the rider effective date.  In general, changes in ownership of the Contract, the Annuitant and/or beneficiary would result in one spouse being deactivated (the spouse is thereafter inactive).  An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider, including continuing the Joint LifePay Plus rider upon spousal continuation of the Contract if allowed under the requirements of the Tax Code.  Once a spouse ceases to be an Active Spouse, the spouse may not become an Active Spouse again.  Specific situations that would result in a spouse ceasing to be an Active Spouse include:
•
For Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an Active Spouse;

•
For Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary and for custodial IRAs, the addition of a joint owner who is not also an Active Spouse or any change of beneficiary (including the addition of primary beneficiaries); or

•	The spouse’s death.

An owner may also request that a spouse be deactivated.  Both owners must agree when there are joint owners.  However, all charges for the Joint LifePay Plus rider would continue to apply, even after a spouse is deactivated, regardless of the reason.  So please be sure to understand the impact of any beneficiary or owner changes on the Joint LifePay Plus rider before requesting any changes.  Also, please note that a divorce terminates the ability of an ex-spouse to continue the Contract.  See “Divorce” below for more information.

Rider Effective Date.  The rider effective date is the date that coverage under the Joint LifePay Plus rider begins.  If you purchased the Joint LifePay Plus rider when the Contract was issued, the rider effective date is also the Contract Date.  If the Joint LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

No Cancellation.  Once purchased, the Joint LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the Joint LifePay Plus rider.

65

Termination.  The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase.  This optional living benefit rider automatically terminates if:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary is an Active Spouse and elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation on your death by an Active Spouse).

Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.

Highlights.  This paragraph introduces the terminology of the Joint LifePay Plus rider and how its components generally work together.  Benefits and guarantees are subject to the terms, conditions, and limitations of the Joint LifePay Plus rider.  More detailed information follows below, with the capitalized words that are underlined indicating headings for ease of reference.  The Joint LifePay Plus rider guarantees an amount available for withdrawal from the Contract in any Contract Year once the Lifetime Withdrawal Phase begins.  We use the LifePay Plus Base as part of the calculation of the Maximum Annual Withdrawal.  The guarantee continues when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, at which time we will pay you periodic payments in an annual amount equal to the Maximum Annual Withdrawal (because Contract Value would be zero) until the last Active Spouse’s death.  The LifePay Plus Base is eligible for Annual Ratchets and Step-ups, and subject to adjustment for any Excess Withdrawals.  The Joint LifePay Plus rider has an allowance for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that would otherwise be Excess Withdrawals.  The Joint LifePay Plus rider has a Death Benefit that is payable upon the owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The Joint LifePay Plus rider allows for spousal continuation, if allowed under the requirements of the Tax Code.

LifePay Plus Base.  The LifePay Plus Base was first calculated when you purchased the Joint LifePay Plus rider.  If you purchased the Joint LifePay Plus rider on the Contract Date, then the LifePay Plus Base is equal to the initial premium, excluding any Premium Credit. If purchased after the Contract Date, the LifePay Plus Base was equal to the Contract Value on the rider effective date, excluding any Premium Credits applied during the preceding 36 months.

The LifePay Plus Base is increased, dollar for dollar, by any additional premiums (excluding any applicable Premium Credits).  The LifePay Plus Base is called the MGWB Base in the Joint LifePay Plus rider.

Annual Ratchet.  The LifePay Plus Base is recalculated on each Contract anniversary to equal the greater of:
•	The current LifePay Plus Base; or
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months).

We call this recalculation the Annual Ratchet.  If this rider was purchased before January 12, 2009, the LifePay Plus Base is recalculated on each quarterly Contract anniversary (once each quarter of a Contract Year from the Contract Date).  We call this recalculation a Quarterly Ratchet.

Once the Lifetime Withdrawal Phase begins, we reserve the right to increase the charge for the Joint LifePay Plus rider upon the Annual Ratchet (or a Quarterly Ratchet for riders purchased before January 12, 2009).  You will never pay more than the maximum annual charge.  We will notify you in writing not less than 30 days before a charge increase.  You may avoid the charge increase by canceling the forthcoming Annual or Quarterly Ratchet, as applicable.  Our written notice will outline the procedure you will need to follow to do so.  Please note, however, from then on the LifePay Plus Base would no longer be eligible for any Annual or Quarterly Ratchets, so the Maximum Annual Withdrawal Percentage would not be eligible to increase.  More information about the Maximum Annual Withdrawal Percentages is below under “Maximum Annual Withdrawal.” Our written notice will also remind you of the consequences of canceling a forthcoming Annual or Quarterly Ratchet.

66

Step-up.  The LifePay Plus Base is recalculated on each of the first ten Contract anniversaries after the rider effective date, SO LONG AS you took no withdrawals during the preceding Contract Year.  Following this recalculation, the LifePay Plus Base is equal to the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); or
•
the LifePay Plus Base on the previous Contract anniversary, increased by the Step-up percentage, plus any premiums received (excluding any applicable Premium Credits) and minus any withdrawals for payment of third-party investment advisory fees since the previous Contract anniversary.

The Step-up percentage is currently 6%.  If this rider was purchased before January 12, 2009, the Step-up percentage is 7%.

Please note that no partial Step-up is available in the first year after you purchase this rider after the Contract Date.  Your first opportunity for a Step-up was not until the first Contract anniversary after a full Contract Year has elapsed since the rider effective date.  For example, if the Joint LifePay Plus rider was purchased on March 15, 2007 and the Contract Date is January 1, 2007, the rider effective date would be April 1, 2007, which is the date of the Contract’s next following quarterly Contract anniversary.  Because on January 1, 2008, a full Contract Year will not have elapsed since the rider effective date, the LifePay Plus Base will not be eligible for a step-up.  Rather, the first opportunity for a step-up with this Contract is on January 1, 2009.

Lifetime Withdrawal Phase.  The Lifetime Withdrawal Phase begins on the date of your first withdrawal (except those for payment of third-party investment advisory fees) AFTER the Annuitant reaches age 59 ½.  On that date the LifePay Plus Base is recalculated to equal the greater of the current LifePay Base or the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months).  The Lifetime Withdrawal Phase will continue until the earliest of:
•	The date annuity payments begin (see “ANNUITY OPTIONS”);
•	Reduction of the Contract Value to zero by an Excess Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	Surrender of the Contract;
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of an owner that is a non-natural person), unless your spouse beneficiary elects to continue the Contract; or
•	The last Active Spouse dies.

The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when the Contract Value is reduced to zero other than by an Excess Withdrawal.  Please see “Lifetime Automatic Periodic Benefit Status” below for more information.

Withdrawals and Excess Withdrawals.  Once the Lifetime Withdrawal Phase begins, withdrawals within a Contract Year up to the Maximum Annual Withdrawal, including for payment of third-party investment advisory fees, have no impact on the LifePay Plus Base.  These withdrawals will not incur surrender charges or a negative Market Value Adjustment associated with any Fixed Interest Options.

For example, assume the current Contract Value is $90,000 on a Contract with the Joint LifePay Plus rider in the Lifetime Withdrawal Phase, the LifePay Plus Base is $100,000, and the Maximum Annual Withdrawal is $5,000.  Even though a withdrawal of $5,000 would reduce the Contract Value to $85,000, the LifePay Plus Base would remain at its current level (as would the Maximum Annual Withdrawal as well) because the withdrawal did not exceed the Maximum Annual Withdrawal.  See below for more information about the Maximum Annual Withdrawal.

An Excess Withdrawal is a withdrawal either before the Lifetime Withdrawal Phase begins (except for payment of third-party investment advisory fees), or once the Lifetime Withdrawal Phase begins, any portion of a withdrawal during a Contract Year that exceeds the Maximum Annual Withdrawal.  An Excess Withdrawal will cause a proportional reduction of the LifePay Plus Base – in the same proportion as Contract Value is reduced by the portion of the withdrawal that is considered excess, inclusive of surrender charges, Market Value Adjustment associated with any Fixed Interest Options (rather than the total amount of the withdrawal).  An Excess Withdrawal will also cause the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Examples 1, 2 and 6 for examples of the consequences of an Excess Withdrawal.

67

Please note that when the Joint LifePay Plus rider is added after the Contract Date, any withdrawals before the rider effective date in the same Contract Year are counted when adding up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is the amount that the Joint LifePay Plus rider guarantees to be available for withdrawal from the Contract in any Contract Year.  The Maximum Annual Withdrawal is first calculated when the Lifetime Withdrawal Phase begins and equals the applicable Maximum Annual Withdrawal Percentage, based on the younger Active Spouse’s age, multiplied by the LifePay Plus Base.

The Maximum Annual Withdrawal Percentages are:
Percentages	Younger Active Spouse’s Age
4%	59 ½ to 64
5%	65 to 75
6%	76 to 79
7%	80+

If this rider was purchased before January 12, 2009, the Maximum Annual Withdrawal Percentages are:
Percentages	Younger Active Spouse’s Age
4%	59 ½ to 64
5%	65 to 69
6%	70 to 79
7%	80+

The Maximum Annual Withdrawal thereafter is recalculated whenever the LifePay Plus Base is recalculated, for example, upon The Annual Ratchet or a Step-up.  Also, the Maximum Annual Withdrawal Percentage can increase with the Annual Ratchet as the younger Active Spouse grows older.

In the event on the date the Lifetime Withdrawal Phase begins the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base, then before the Maximum Annual Withdrawal is first calculated, the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months).  The greater the LifePay Plus Base, the greater the amount guaranteed to be available to you for withdrawals under the Joint LifePay Plus rider in calculating the Maximum Annual Withdrawal for the first time.  Also, if the Contract’s annuity commencement date is reached while the Joint LifePay Plus rider is in the Lifetime Withdrawal Phase, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.  For more information about the Contract’s annuity options, see “ANNUITY OPTIONS.”

Required Minimum Distributions.  The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal.  If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal.  Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal.  See APPENDIX G, Example 3 for an example.

68

Required Minimum Distributions.  The Joint LifePay Plus rider allows for withdrawals from a Contract subject to the Required Minimum Distribution rules of the Tax Code that exceed the Maximum Annual Withdrawal without causing a proportional reduction of the LifePay Plus Base and recalculation of the Maximum Annual Withdrawal.  If your Required Minimum Distribution for a calendar year (determined as of December 31 of the prior calendar year) , applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, then an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal.  Once you have taken the Maximum Annual Withdrawal for the then current Contract Year, the dollar amount of any additional withdrawals will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year – without constituting an Excess Withdrawal.  See APPENDIX G, Example 3 for an example.

The Additional Withdrawal Amount is available on a calendar year basis and recalculated every January, reset to equal that portion of the Required Minimum Distribution for that calendar year that exceeds the Maximum Annual Withdrawal on that date.  Any unused amount of the Additional Withdrawal Amount carries over into the next calendar year and is available through the end of that year, at which time any amount remaining will expire.  See APPENDIX G, Example 4 for an example of the Additional Withdrawal Amount being carried over.  Please note that there is no adjustment to the Additional Withdrawal Amount for Annual Ratchets or upon spousal continuation of the Joint LifePay Plus Rider.

Withdrawals that exceed the Maximum Annual Withdrawal and all available Additional Withdrawal Amounts are Excess Withdrawals that will cause a proportional reduction of the LifePay Plus Base and the Maximum Annual Withdrawal to be recalculated.  See APPENDIX G, Example 5 for an example of the consequences of an Excess Withdrawal with an Additional Withdrawal Amount.

Lifetime Automatic Periodic Benefit Status.  The Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status when your Contract Value is reduced to zero other than by an Excess Withdrawal.  A withdrawal in excess of the Maximum Annual Withdrawal that causes your Contract Value to be reduced to zero will terminate the LifePay Plus rider.  You will no longer be entitled to make withdrawals, but instead will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.  When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	All other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the last Active Spouse at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until the last Active Spouse’s death when it terminates without value.

If when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status your net withdrawals to date are less than the Maximum Annual Withdrawal for that Contract Year, then we will pay you the difference immediately.  The periodic payments will begin on the first Contract anniversary following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

In the event Contract Value is reduced to zero before the Lifetime Withdrawal Phase begins, Lifetime Automatic Periodic Benefit Status is deferred until the Contract anniversary on or after the youngest Active Spouse is age 59 ½.  During this time, the Joint LifePay Plus rider’s Death Benefit remains payable upon the last Active Spouse’s death.  Also, the LifePay Plus Base remains eligible for Step-ups.  Once the Joint LifePay Plus rider enters the Lifetime Automatic Periodic Benefit Status, periodic payments will begin in an annual amount equal to the applicable Maximum Annual Withdrawal Percentage, based on the youngest Active Spouse’s age, multiplied by the LifePay Plus Base.  If an Active Spouse were to die while Lifetime Automatic Periodic Benefit Status is deferred, then when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, and the annual amount of the periodic payments, would be based on the remaining Active Spouse’s age.

69

You may elect to receive systematic withdrawals pursuant to the terms of the Contract.  Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made annually, then the payments will be made on the next business day following each Contract anniversary.

Investment Option Restrictions.  While the Joint LifePay Plus rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least the required specified percentage of such Contract Value in the Fixed Allocation Funds which depends on the rider effective date:
Rider Effective Date	Fixed Allocation Fund Percentage
On or after January 12, 2009	30%
Before January 12, 2009 but after October 6, 2008	25%
Before October 6, 2008	20%

See “Fixed Allocation Funds Automatic Rebalancing” below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than the required specified percentage of the total Contract Value allocated among the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that the required specified percentage of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally from the Other Funds to the Fixed Allocation Funds and will be the last transaction processed on that date.  The Joint LifePay Plus Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

70

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”  By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

Divorce.  Generally, in the event of divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits.  In the event of a divorce during the Lifetime Withdrawal Phase, the Joint LifePay Plus rider would continue until the owner’s death (first owner in the case of joint owners, or Annuitant if the owner is a non-natural person).  Although spousal continuation may be available under the Tax Code for an additional spouse, the Joint LifePay Plus rider cannot be continued by the new spouse.  As a result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse.  Any such withdrawal would be considered a withdrawal for purposes of the LifePay Plus Base.  See “LifePay Plus Base - Withdrawals and Excess Withdrawals” above.  In the event of a divorce during Lifetime Automatic Periodic Benefit Status, for nonqualified Contracts there will be no change in the amount of your periodic payments and payments will continue until both spouses are deceased.  For qualified contracts, payments may continue, subject to the rules related to distributions on death.   See FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).

Death of Owner or Annuitant.  The Joint LifePay Plus rider terminates (with the rider’s charges assessed proportionately) on the earlier of the date of death of the last Active Spouse, or when the surviving spouse decides not to continue the Contract.

LifePay Plus Death Benefit Base.  The Joint LifePay Plus rider has a Death Benefit that is payable upon the first owner’s death only when the LifePay Plus Death Benefit Base is greater than the Contract’s Death Benefit.  The LifePay Plus Death Benefit Base is first calculated when you purchase the Joint LifePay Plus rider.  If purchased on the Contract Date the LifePay Plus Death Benefit base is equal to the initial premium (excluding any Premium Credit available with your Contract).  If purchased after the Contract Date it, the LifePay Plus Death Benefit Based is equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).

The LifePay Plus Death Benefit Base is increased by the dollar amount of any additional premiums (excluding any applicable Premium Credits) and subject to any withdrawal adjustments.  The LifePay Plus Death Benefit Base is reduced by the dollar amount of any withdrawals for payment of third-party investment advisory fees before the Lifetime Withdrawal Phase begins, and for any withdrawals once the Lifetime Withdrawal Phase begins that are not Excess Withdrawals, including withdrawals for payment of third-party investment advisory fees.  The LifePay Plus Death Benefit Base is subject to a proportional reduction for an Excess Withdrawal.  Please see “LifePay Plus Base – Withdrawals and Excess Withdrawals” for more information.

There is no additional charge for the Death Benefit associated with the Joint LifePay Plus rider.  Please note that the LifePay Plus Death Benefit Base is not eligible to participate in Annual Ratchets or Step-ups.

In the event the LifePay Plus Death Benefit Base is greater than zero when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, each periodic payment reduces the LifePay Plus Death Benefit Base dollar for dollar until the earlier date of the LifePay Plus Death Benefit Base being reduced to zero or the last Active Spouse’s death.  Upon the last Active Spouse’s death, any remaining LifePay Plus Death Benefit is payable to the beneficiary in a lump sum.

Spousal Continuation.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT – Continuation After Death – Spouse”), the rider will also continue, provided the surviving spouse in an Active Spouse.  At that time, the LifePay Plus Base is recalculated to equal the greater of:
•	The Contract Value (excluding any Premium Credits applied after the deceased owner’s death), inclusive of the guaranteed Death Benefit; and
•	The last calculated LifePay Plus Base, subject to a proportional adjustment for any withdrawals before spousal continuation.

71

The Maximum Annual Withdrawal is also recalculated; however, there is no Maximum Annual Withdrawal upon spousal continuation until the Lifetime Withdrawal Phase begins on the date of the first withdrawal after spousal continuation, SO LONG AS the last Active Spouse is age 59 ½.  The Maximum Annual Withdrawal is recalculated to equal the applicable Maximum Annual Withdrawal Percentage, based on the last Active Spouse’s age, multiplied by the LifePay Plus Base.  There is no adjustment to the Additional Withdrawal Amount upon spousal continuation of the Joint LifePay Plus rider for a Contract subject to the Required Minimum Distribution rules of the Tax Code.  Any withdrawals before the owner’s death and spousal continuation are counted in summing up your withdrawals in that Contract Year to determine whether the Maximum Annual Withdrawal has been exceeded.

Please note, if the Contract Value on the previous business day (excluding any Premium Credits applied during the preceding 36 months) is greater than the LifePay Plus Base on the date the Lifetime Withdrawal Phase begins, then the LifePay Plus Base will be set equal to that Contract Value (excluding any Premium Credits applied during the preceding 36 months) before the Maximum Annual Withdrawal is first calculated.  The rider will be eligible for any Step-ups that may remain, and the Step-up Tracker will be recalculated at the same time as the LifePay Plus Base.  Also, upon spousal continuation, the LifePay Plus Death Benefit Base equals the LifePay Plus Death Benefit Base before the owner’s death, subject to any proportional adjustment for any withdrawals before spousal continuation of the rider.

Change of Owner or Annuitant.  The Joint LifePay Plus rider terminates (with the rider’s charge assessed proportionately) upon an ownership change or change of Annuitant, except for:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual (owner’s spouse must be named sole primary beneficiary to remain an Active Spouse);
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided the added joint owner is the original owner’s spouse and is an Active Spouse when added as a joint owner;
•	For nonqualified Contracts only, the removal of a joint owner, provided the removed joint owner is an Active Spouse and becomes the sole primary beneficiary; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner, provided both spouses are Active Spouses at the time of the change.

Surrender Charges.  Once the Lifetime Withdrawal Phase begins, your withdrawals within a Contract Year up to the Maximum Annual Withdrawal (and any applicable Additional Withdrawal Amount) are not subject to surrender charges.  We waive any surrender charges otherwise applicable to your withdrawal in a Contract Year that is less than or equal to the Maximum Annual Withdrawal.  Excess Withdrawals are subject to surrender charges, whether or not the Lifetime Withdrawal Phase has begun.  Once your Contract Value is reduced to zero, any periodic payments under the Joint LifePay Plus rider would not be subject to surrender charges.  Moreover, with no Contract Value, none of your Contract level recurring charges (e.g., the Base Contract Expense) would be deducted.  See APPENDIX G for examples.

Loans.  No loans are permitted on Contracts with the Joint LifePay Plus rider.

Taxation.  For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

72

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes.  This section discusses our understanding of current federal income tax laws affecting the Contract.  The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain.  You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.   When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice.  No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary.  You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).

Nonqualified Contracts.  Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans.  You may not deduct the amount of your premium payments to a nonqualified Contract.  Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts.  Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code.  Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f).  Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

73

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General.  Tax Code Section 72 governs the federal income taxation of annuities in general.  We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin.  This assumes that the Contract will qualify as an annuity contract for federal income tax purposes.  In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification.  Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law.  The separate account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec.  1.817-5, which affects how the Funds’ assets may be invested.  If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control.  Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets.  In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income.  Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts.  The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Post-Death Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death.  The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued.  When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them, if necessary, to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract.  If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income.  Income on the Contract is any increase in the contract value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year.  There are some exceptions to this rule and a non-natural owner should consult with a tax and/or legal adviser before purchasing the Contract.  When the contract owner is not a natural person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date.  If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes.  In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General.  When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the Contract at that time.  A Market Value Adjustment, if applicable, could increase the contract value.  Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, if available, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

74

In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the Contract.

10% Additional Tax.  A distribution from a nonqualified Contract may be subject to an additional tax equal to 10% of the amount treated as income.  In general, however, there is no additional tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% additional tax does not apply to distributions from a nonqualified Contract that is an immediate annuity as defined in the Tax Code.  Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  A tax and/or legal adviser should be consulted with regard to exceptions from the additional tax.

Tax-Free Exchanges.  Section 1035 of the Tax Code permits the exchange of a life insurance, endowment, or annuity contract for an annuity contract on a tax-free basis.  In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract.  You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange.  Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange.  If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to a 10% additional tax.  We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange.  We strongly advise you to discuss any proposed 1035 exchange or distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments.  Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each additional annuity payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio.  Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life.  Please consult your tax and/or legal adviser before electing a partial annuitization.

75

Death Benefits.  Subject to the Tax Code section 72(s), as applicable, amounts may be distributed from a nonqualified Contract because of your death or the death of the annuitant.  Different distribution requirements apply if your death occurs:
•	On or after you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.

If your death occurs on or after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death.  For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025.  However, if distributions begin within one year of your death to a designated beneficiary, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new contract owner.  For this purpose, a “designated beneficiary” is an individual designated as a beneficiary by the contract owner.  If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of the contract owner.

Generally, amounts distributed from a Contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a Death Benefit that may exceed the greater of the premium payments and the contract value.  Certain charges are imposed with respect to these Death Benefits.  It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Collateral Assignments, Pledges, Gratuitous Transfers, and Other Issues.  A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified Contract is treated as a distribution of such amount or portion.  If the entire contract value is pledged or collaterally assigned, additional increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place.  The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the Contract at the time of the transfer.  In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income.  The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

76

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other transactions , should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts.  Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e).  In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

Net Investment Income Tax.  A net investment income tax of 3.8% will apply to some types of investment income.  This tax will apply to all taxable distributions from nonqualified contracts.  This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld.  Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages.  In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments.  Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents.  Generally, an election out of federal withholding will also be considered an election out of state withholding.  In some states, you may elect out of state withholding, even if federal withholding applies.  If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies.  We may require additional documentation prior to processing any requested transaction.

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution.  The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Taxation of Qualified Contracts

Temporary Rules under the CARES Act.  On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief during 2020 from certain of the tax rules applicable to IRAs and qualified plans.  For example, the CARES Act modified the required minimum distribution rules for 2020 and provided more favorable tax treatment for certain qualified “coronavirus-related distributions” in 2020.  Some of this temporary relief may continue to impact federal income taxes for years after 2020.  You should consult with a tax and/or legal adviser to determine if any CARES Act relief you may have received affects your taxes for years after 2020.

77

Eligible Retirement Plans and Programs

The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans.  Sections 401(a), 401(k), and 403(a) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans.  Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA.  Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”).  Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees.  Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions.  Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS.  The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA or Roth IRA, as applicable,  and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA or Roth IRA, as applicable, qualification requirements; and

•
457 Plans.  Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees.  These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers).  A 457 plan may be either a 457(b) plan or a 457(f) plan.  Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations).  Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account.  There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of plans.  Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs.  IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence.  Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan.  Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA.

Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs.  Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute.  Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan.  Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA.  Such rollovers and conversions are subject to tax, and other special rules may apply.  A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.  Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS.

78

Limits on IRA and Roth IRA Rollovers.  You may roll over a distribution from an IRA to an IRA only once in any 12 month period.  You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period.  This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit.  Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs.  Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Taxation

The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program.  The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e.  annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances.  Special favorable tax treatment may be available for certain types of contributions and distributions.  In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus.  No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs.  Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract.  The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.

Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries generally are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.  Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation.  The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral.  Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn.  However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself.  Annuities do provide other features and benefits (such as the guaranteed Death Benefit or the option of lifetime income phase options at established rates) that may be valuable to you.  You should discuss your alternatives with a qualified agent/registered representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code.  We provide general information on these requirements for certain plans and programs below.  You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

79

401(a), 401(k), 403(a) and 403(b) Plans.  The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $6 6 ,000 (202 3 ).  Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125, 132(f)(4), or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf.  An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $2 2 ,500 (202 3 ).  Contribution limits are subject to annual adjustments for cost-of-living increases.  Your own limit may be higher or lower, depending upon certain conditions.

Contributions and premium payments to your account(s) will generally be excluded from your gross income unless contributed to a designated Roth account in the plan.

Catch-up Contributions.  Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount not to exceed the lesser of:
•	$ 7 ,500 (202 3 ); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Traditional and Roth IRAs.  You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year.  For 2023 , the contribution to your traditional IRA generally cannot exceed the lesser of $6,000 or your taxable compensation.  If you are age 50 or older, you can make an additional catch-up contribution of $1,000.  Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year.  For 2022, the contribution to a Roth IRA cannot exceed the lesser of $6, 500 or your taxable compensation.  If you are age 50 or older, you can make an additional catch up contribution of $1,000.  The amount you can contribute to a Roth IRA is generally reduced by the amount of any contributions you make to an individual retirement plan for your benefit.  Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status.  Contributions to a Roth IRA are not deductible.

Distributions − General

Certain tax rules apply to distributions from the Contract.  A distribution is any amount taken from a Contract including withdrawals, income phase (i.e. annuity) payments and Death Benefit proceeds.  If a portion of a distribution is taxable, the distribution will be reported to the IRS.

Section 401(a), 401(k), 403(a) and 403(b) Plans.  Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan.  In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code;

•	The distribution is a qualified distribution from a designated Roth account; or.
•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

80

A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise recognized under applicable regulations as not eligible for rollover.

Traditional IRAs.  All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax.  The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a qualified Contract .

Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).

Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the join lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•	You are a qualified public safety employee or a private sector firefighter taking a distribution from a governmental plan and you separated from service after age 50;
•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other additional taxes in other circumstances.  You should consult your tax adviser regarding whether an exception applies in your circumstances.

81

Roth IRAs.  A qualified distribution from a Roth IRA is not includible in gross income.  A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	o	Made on or after the date on which the owner attains age 59 ½;
	o	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	o	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	o	A qualified first-time homebuyer distribution (within the meaning of the Tax Code).

If a payment or a distribution from a Roth IRA is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above.

Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account under a qualified plan.

Distributions − Eligibility

Distributions generally may occur only upon the occurrence of certain events.  The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution from the plan.  The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans.  Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½;
•	Termination of the plan ;
•	Meeting other circumstances as allowed by federal law, regulations, or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

401(k) Plans.  Subject to the term of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•
•	Financial hardship;
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

82

403(b) Plans.  Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions that generally apply to 403(b)(7) accounts under the Tax Code.

Before we process a withdrawal request we generally are required to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs)

To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code.  These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

83

Start Date.  Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the “applicable age” ) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain the “applicable age” ); or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986.  In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75.  However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Applicable Age.   The “applicable age” for purpose of starting required minimum distributions is:
If you were born…	Your “applicable age” is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73*
After 1958*	75*
*If you were born in 1959, you should consult your tax advisor regarding your “applicable age,” because it is not clear under SECURE 2.0 whether your “applicable age” is age 73 or age 75.

Time Period.  You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts.  The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9).  Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable denominator.  The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain.  If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made might need to be accelerated at the end of the maximum allowed period (or otherwise modified after your death if permitted under federal tax law and by the Company) in order to comply with the post-death distribution requirements (described below).

25 % Excise Tax.  If you fail to receive the required minimum distribution for any tax year, a 25 % excise tax is imposed on the required amount that was not distributed.  The excise tax is reduced to 10% if a taxpayer receives a distribution during the “correction window” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.  In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs.  Required minimum distributions are not applicable to Roth IRAs during your lifetime.  Required minimum distributions during your lifetime are applicable to designated Roth accounts under 401(k) and 403(b) plans.  Further information regarding required minimum distributions may be found in your Contract.

84

Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)

Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.   The Death Benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.   The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.

Death before your required beginning date.  In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within a year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death.  Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Death on or after your required beginning date.  In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death.  If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death.  Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and beneficiaries that are not individuals.

Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

Certain transition rules may apply.   Please consult your tax adviser.

The minimum distribution requirements are complex and unclear in numerous respects.   The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law.   In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances.   You should consult a professional tax adviser for tax advice as to your particular situation

Withholding

In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract.  In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.

401(a), 401(k), 403(a) and 403(b) Plans.  Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding.  However, mandatory withholding will not be required if you elect a direct rollover of the distribution to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

85

Assignment and Other Transfers

401(a), 401(k), 403(a) and 403(b) Plans.  Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan, if available; or
•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs.  The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances.  Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce.  Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Tax Consequences of Living Benefits and Enhanced Death Benefits

Living Benefits.  Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.

Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans (if available), assignments, or gifts, less the aggregate amount of non-taxable distributions previously made.  The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear.  For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the contract value that applies.  Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit.  As a result, you could have higher amounts of income than will be reported to you.  In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes.  Please consult your tax and/or legal adviser about the tax consequences of living benefits.

If applicable, payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes.  A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start.  Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal.  This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments.  Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.

For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the Death Benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg.  section 1.401(a)(9)-6 as the Death Benefit under these riders could be viewed as providing an increasing benefit.   Please consult your legal and/or tax adviser about the tax consequences of living benefits Death Benefits.

86

Enhanced Death Benefits.  The Contract offers a Death Benefit that may exceed the greater of premium payments and the contract value.  It is possible that the IRS could characterize such a Death Benefit as other than an incidental Death Benefit, which may result in currently taxable income and could affect the amount of required minimum distributions.  Additionally, because certain charges are imposed with respect to some of the available Death Benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.  Please consult your legal and/or tax adviser about the tax consequences of enhanced Death Benefits.

Same-Sex Marriages

If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit.  All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile.  As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract.  Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means.  It is also possible that any change could be retroactive (that is, effective before the date of the change).  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code.  The separate account is not a separate entity from us.  Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts.  Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts.  In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes.  However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account.  In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes.  We may deduct this amount from the separate account, including from your contract value invested in the Subaccounts.

87

OTHER INFORMATION

Reports to Contract Owners

We confirm purchase, transfer, and withdrawal transactions usually within five business days of processing.  We may also send you a quarterly report within 31 days after the end of each calendar quarter.  The report will show the Contract Value, Cash Surrender Value, and the Death Benefit as of the end of the calendar quarter.  The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value.  You have 30 days to notify Customer Service of any errors or discrepancies.  We will notify you when any shareholder reports of the Funds in which Separate Account B invests are available.  We will also send any other reports, notices or documents we are required by law to furnish to you.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:
•	On any business day when the NYSE is closed (except customary weekend and holiday closings);
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

In Case of Errors in Your Application

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

Assigning the Contract as Collateral

You may assign a nonqualified Contract as collateral security for a loan, but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment.  An assignment likely has federal tax consequences.  You should consult a tax adviser for tax advice.  You must give us satisfactory written notice to Customer Service in order to make or release an assignment.  We are not responsible for the validity of any assignment.

Contract Changes – Applicable Tax Law

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations.  We will give you advance notice of such changes.

88

Free Look

When you purchased the Contract, you had the right to cancel your Contract within your ten-day free look period.  We deemed the free look period to expire 15 days after we mailed the Contract to you.  Some states may have required a longer free look period.  Those that cancelled their Contracts during the free look period received a refund equal to the greater of the Contract Value (which may have been more or less than the premium payments made) or, if required by your state, the original amount of the premium payment.

Because the Contract is no longer offered for new sales and the free look period for all existing Contracts have expired, there will generally be no more discussion of the free look period except to the extent it is relevant in relation to other Contract features or benefits.

Special Arrangements

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates.  We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

Selling the Contract

Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts.  Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc.  (“FINRA”).

Directed Services LLC does not retain any commissions or compensation paid to it by the Company for Contract sales.  Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”).  Selling firms are also registered with the SEC and are FINRA member firms.

Although the Contracts are no longer offered for new sales, Directed Services LLC pays selling firms compensation for the past promotion and sale of the Contracts.  Registered representatives of the selling firms who solicited sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative.  This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account.  We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

Directed Services LLC pays selling firms for past Contract sales according to one or more schedules.  This compensation is generally based on a percentage of premium payments.  Selling firms may receive commissions of up to 7.00% of premium payments.  In addition, selling firms may receive ongoing annual compensation of up to 1.25% of all, or a portion, of values of Contracts sold through the firm.  Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices.  Commissions and annual compensation, when combined, could exceed 7.00% of total premium payments.

89

Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria.  These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors.  Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers.  These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives).  These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.
We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

Directed Services LLC may also compensate wholesalers/distributors, and their management personnel, for past Contract sales within the wholesale/distribution channel.  This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values.  Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”

We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.

This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts.  It is important for you to know that the payment of volume or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also have provided a financial incentive to promote one of our contracts over another.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements.  We will process your request at the Contract Value next determined only after you have met all administrative requirements.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided.  You are responsible for keeping information about your Contract and appropriate identifying information confidential.  If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions.  We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine.  If a loss occurs when we rely on such instruction, you will bear the loss.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws.  Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments, if applicable, are not derived from improper sources.

90

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000).  In addition, we may require information as to why a particular form of payment was used and the source of the Funds of such payment in order to determine whether or not we will accept it.  Use of an unacceptable form of payment may result in us returning the payment.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator.  We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries, and other payees of proceeds.  Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers.  Such updates should be communicated to Customer Service in writing or by calling 1-800-366-0066.

91

State Variations

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus.  Material variations are described in APPENDIX O.  Also see your Contract, including any endorsements and riders, for details.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed.  In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected.  Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect on Separate Account B, the Company’s ability to meet its obligations under the Contract, or Directed Services LLC’s (“DSL”) ability to perform its obligations with respect to the Contract.  Notwithstanding the foregoing:
•
Litigation.  The Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business.  Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential, or punitive damages and other types of relief.  Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals.  In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves.  This litigation is generally known as cost of insurance litigation.  While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

•
Regulatory Matters.  As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry.  It is the practice of the Company and DSL to cooperate fully in these matters.  Regulatory investigations, exams, inquiries, and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment.  It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s and/or DSL’s results of operations or cash flows in a particular quarterly or annual period.

92

APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of the Funds available through the Subaccounts under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://docs.venerable.com/#/landing?prod=380789701&doctype=pros.

You can also request this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “OPTIONAL LIVING BENEFIT RIDERS” for more information.

The current expenses and performance information below reflects fee and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included.  Each Fund’s past performance is not necessarily an indication of future performance

Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk tolerance.  You should periodically review these factors to determine if you need to change your investment strategy.

Open Funds

Subaccounts that invest in the following Funds are open to new premiums and transfers of Contract Value.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES[1]	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks high total investment return	BlackRock Global Allocation V.I. Fund Investment Adviser: BlackRock Advisors, LLC	Class III 1.01%	-16.07%	3.25%	4.81%
Seeks to maximize income while maintaining prospects for capital appreciation.	Voya Balanced Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.87%	-13.97%	1.69%	4.57%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.85%	-5.11%	4.54%	6.60%

1
Current Expenses are each Fund’s total net annual operating expenses and reflect any. temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

A-1

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks total return.	Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 1.09%	-17.69%	1.92%	3.63% (Since inception)
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.40%	1.34%	0.94%	0.53%
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.73%	-12.52%	1.59%	3.27%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	-14.68%	-0.27%	1.36%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.97%	-9.07%	-0.11%	2.89%

A-2

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 0.94%	-15.03%	0.88%	3.81%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class ADV 1.27%	-30.97%	6.64%	11.09%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.	Voya Retirement Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 0.87%	-13.99%	1.88%	3.10%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 1.01%	-16.71%	4.22%	6.54%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.	Voya Retirement Moderate Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 0.97%	-16.30%	3.94%	5.98%

A-3

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class ADV 0.94%	-15.17%	3.02%	4.58%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.68%	-30.21%	10.96%	14.08%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%	-20.26%	9.22%	12.25%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.60%	-5.71%	6.50%	9.75%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%	-27.16%	6.92%	10.69%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.	Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%	-17.77%	6.45%	10.26%

A-4

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%	-20.89%	3.54%	8.49%
Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.	Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 1.11%	-16.86%	2.41%	8.42%
Seeks to provide capital growth through a diversified asset allocation strategy.	Voya Solution Moderately Aggressive Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC A Fund of Funds.	Class S 1.05%	-18.87%	3.81%	6.75%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%	-13.37%	-0.52%	0.48%
Seeks total return.	Voya U.S. Stock Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.51%	-18.50%	8.88%	12.00%
Seeks to maximize real return, consistent with preservation of real capital and prudent investment management.	VY® BlackRock Inflation Protected Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: BlackRock Financial Management, Inc.	Class S 0.83%	-13.03%	1.39%	0.37%

A-5

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S2 1.02%	-7.95%	5.20%	7.98%
Seeks capital appreciation.	VY® Invesco Global Portfolio (formerly, VY® Invesco Oppenheimer Global Portfolio) Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Class S 1.05%	-32.10%	2.55%	7.58%
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.86%	-5.84%	6.14%	10.16%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J. P. Morgan Investment Management Inc.	Class S 1.46%	-26.11%	-0.56%	2.32%
A non-diversified Portfolio that seeks long-term capital appreciation	VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	Class S 1.20%	-17.58%	7.63%	9.74%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk	VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Class S 0.89%	-12.18%	8.92%	10.64%

A-6

Closed Funds

Subaccounts that invest in the following Funds are closed to new premiums and transfers of Contract Value.  Contract Owners who have value in any of the closed Funds may leave their Contract Value allocated to the Subaccounts that invest in these Funds.
INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Columbia Variable Portfolio – Small Cap Value Fund Investment Adviser: Columbia Management Investment Advisers, LLC	Class 2 1.13%	-8.97%	4.74%	9.45%
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index®.	ProFund VP Europe 30 Investment Adviser: ProFund Advisors LLC	1.68%	-7.76%	1.07%	3.03%
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the performance of the most recently issued 30-year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProFund VP Rising Rates Opportunity Investment Adviser: ProFund Advisors LLC	1.66%	58.47%	-0.03%	-3.97%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	-19.23%	7.75%	11.65%
Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.85%	-14.51%	4.98%	9.35%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 0.85%	-14.20%	4.18%	9.46%

A-7

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%	-14.87%	1.11%	4.04%
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 0.92%	-30.66%	7.04%	11.47%
Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Voya Limited Maturity Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.53%	-4.94%	0.59%	0.74%
Seeks long-term capital appreciation.	Voya SmallCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 1.11%	-23.30%	1.21%	7.47%
Seeks high total return consisting of capital appreciation and current income.	VY® CBRE Global Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	Class S 1.12%	-25.12%	1.59%	3.40%
Seeks total return including capital appreciation and current income.	VY® CBRE Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	Class S 0.93%	-27.14%	4.14%	6.24%

A-8

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	VY® Columbia Small Cap Value II Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Columbia Management Investment Advisers, LLC	Class S 1.17%	-13.91%	4.59%	9.30%
Seeks total return consisting of long term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.89%	-7.83%	5.33%	8.12%
Seeks growth from capital appreciation.	VY® JPMorgan Mid Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc	Class S 1.10%	-8.62%	5.63%	9.66%

Accepted Funds and Fixed Allocation Funds for Living Benefit Riders

Accepted Funds. Currently, the Accepted Funds are:
BlackRock Global Allocation V.I. Fund	Voya Retirement Moderate Portfolio
Voya Global Perspectives® Portfolio	Voya Retirement Moderate Growth Portfolio
Voya Government Liquid Assets Portfolio	VY® Invesco Equity and Income Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Growth Portfolio	Fixed Interest Allocation

For MGIB, LifePay, Joint LifePay, LifePay Plus and Joint LifePay Plus riders purchased before January 12, 2009; the following are additional Accepted Funds:
Voya Global High Dividend Low Volatility Portfolio	Voya Solution Moderately Aggressive Portfolio

Fixed Allocation Funds. Currently, the Fixed Allocation Funds are:
Voya Intermediate Bond Portfolio	VY® BlackRock Inflation Protected Bond Portfolio
Voya U.S. Bond Index Portfolio

See “OPTIONAL LIVING BENEFIT RIDERS” in the prospectus for more information.

A-9

APPENDIX B – FIXED ACCOUNT II

Fixed Account II (“Fixed Account”) is an optional Fixed Interest Option offered during the accumulation phase of your variable annuity Contract.  The Fixed Account, which is a segregated asset account within the Company’s general account, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Option(s)).  We will credit your Fixed Interest Option(s) with a fixed rate of interest.  We currently offer Fixed Interest Options with guaranteed interest periods that may vary by maturity, state of issue, and rate.  In addition, we may offer dollar cost averaging Fixed Interest Options, which are six-month and one-year Fixed Interest Options available exclusively in connection with our dollar cost averaging program.  We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all Contracts or in all states and the rates for a given guaranteed interest period may vary among Contracts.  We set the interest rates periodically.  We may credit a different interest rate for each guaranteed interest period.  The interest you earn in the Fixed Account as well as your principal is guaranteed by the Company, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period.  If you take your money out from a Fixed Interest Option more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment.  A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out.  A surrender charge may also apply to withdrawals from your Contract.

For Contracts sold in some states, not all Fixed Interest Options are available.  You have a right to return your Contract for a refund as described in the Contract prospectus.

The Fixed Account

You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus.  Every time you allocate money to the Fixed Account, we set up a Fixed Interest Option for the guaranteed interest period you select.  We will credit your Fixed Interest Option with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Option before the end of the guaranteed interest period.  Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.

Your Contract Value in the Fixed Account is the sum of your Fixed Interest Options and the interest credited as adjusted for any withdrawals, transfers, or other charges we may impose, including any Market Value Adjustment.  Your Fixed Interest Option will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value.  We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer, or annuitize your investment in a Fixed Interest Option more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction.  A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer, or annuitize, depending on current interest rates at the time of the transaction.

Guaranteed Interest Rates

Each Fixed Interest Option will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date.  We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods.  We determine guaranteed interest rates at our sole discretion.  We cannot predict the level of future interest rates.

B-1

Transfers from a Fixed Interest Option

You may transfer your Contract Value in a Fixed Interest Option to one or more new Fixed Interest Options with new guaranteed interest periods or to any of the Subaccounts of the Separate Account as described in the Contract prospectus on the maturity date of a guaranteed interest period.  The minimum amount that you can transfer to or from any Fixed Interest Option is $100.  Transfers from a Fixed Interest Option may be subject to a Market Value Adjustment.  If you have a special Fixed Interest Option that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Option to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Options during specified periods while the rider is in effect.

Withdrawals from a Fixed Interest Option

During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Option.  You may make systematic withdrawals of only the interest earned during the prior month, quarter, or year, depending on the frequency chosen, from a Fixed Interest Option under our systematic withdrawal option.  A withdrawal from a Fixed Interest Option may be subject to a Market Value Adjustment and a Contract surrender charge.  Be aware that withdrawals may have federal income tax consequences, including a 10% additional tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Options during the period while the rider is in effect.

Market Value Adjustment

A Market Value Adjustment may decrease, increase, or have no effect on your Contract Value.  We will apply a Market Value Adjustment:
•
Whenever you withdraw or transfer money from a Fixed Interest Option (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program); and

•	If on the Annuity Start Date a guaranteed interest period for any Fixed Interest Option does not end on or within 30 days of the Annuity Start Date.

A Market Value Adjustment may be positive, negative or result in no change.  In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value.  On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value.  In the event of a full surrender, transfer, or annuitization from a Fixed Interest Option, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred, or annuitized.  In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred, or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.

Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account.  More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.

B-2

If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.

In applying any Market Value Adjustment, each Fixed Interest Option will be considered separately, meaning that amounts allocated to the Fixed Account at different points in time, and earning different rates of interest for different guaranteed interest periods, will be considered separately.  The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Option.

Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.  As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

Contract Value in the Fixed Interest Options

On the Contract Date, the Contract Value in any Fixed Interest Option in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Option.  On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Option as follows:
(1)	We take the Contract Value in the Fixed Interest Option at the end of the preceding business day;
(2)	We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Option; and
(5)	We subtract from (4) any withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Option.  The Contract Value on the date of allocation will be the amount allocated.  Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Options, any Market Value Adjustment and any surrender charge.  We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee.  On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: we start with your Contract Value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Dollar Cost Averaging from Fixed Interest Options

You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Option with a guaranteed interest period of one year or less.  The Fixed Interest Options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Options or Fund Subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

B-3

You elect the dollar amount you want transferred under this program.  Each monthly transfer must be at least $100.  You may change the transfer amount once each Contract Year.

Transfers from a Fixed Interest Option under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional Fixed Interest Options to the dollar cost averaging program or withdraw any Fixed Interest Option from the dollar cost averaging program, or otherwise modify, suspend or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Suspension of Payments

We have the right to delay payment of amounts from a Fixed Interest Option for up to six months.

Market Value Adjustment Examples with Application of the Floor Guarantee

The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.

Assumptions used for Examples #1 and #2:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

Step 2: Calculate the Floor Guarantee.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.

Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).

The amount paid will be the greater of:
•	The calculated Fixed Account value after application of the MVA; and
•	The Floor Guarantee.

Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330.  The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.

B-4

The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee.  The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1.  Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.

Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.

Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee.  In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%.  The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)].  Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330.  This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.

Assumptions used for Example #3:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken;
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

B-5

Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.

In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%).  On May 15, 2010, the Floor Guarantee is equal to $232,127.  On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually.  As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.

Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818).  Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000).  No negative MVA is assessed because the Effective MVA is 0%.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818.  When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

B-6

APPENDIX C – Fixed Interest Division

A Fixed Interest Division option is available through certain group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.   Except in a few states, the Fixed Interest Division is closed to new investments.

Where available, i nterests in the Fixed Interest Division are offered through an Offering Brochure , which has more complete information. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division . The Fixed Interest Division is different from the Fixed Account, which is described in Appendix B and which may not be available in your state. If you are unsure whether the Fixed Interest Division is available in your state, please contact Customer Service at 1-800-366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

C-1

APPENDIX D - SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumptions are used in this example:
•	You made an initial premium payment of $10,000;
•	You made additional premium payments of $10,000 in each of the second and third Contract Years (for total premium payments under the Contract of $30,000); and
•	You make a withdrawal at the end of the third Contract Year of 30% of the Contract Value, which is then $35,000.
In this example, $8,000 is the maximum Free Withdrawal Amount that you may withdraw without a surrender charge.
•	10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000
The total amount withdrawn from the Contract would be $10,500
•	$35,000 x .30 = $10,500
Therefore, $2,500 is considered an excess withdrawal as part of the initial premium payment of $10,000 and would be subject to an 8% surrender charge
•	$10,500 - $8,000 = $2,500
•	8% is the applicable Surrender Charge (as a percentage of Premium Payment withdrawn) according to the Surrender Charge schedule
The withdrawal charge is calculated as follows:
•	The 8% withdrawal charge is assessed against the $2,500 excess withdrawal:
•	= $2,500 x 8% = $200
The amount of the withdrawal paid to you will be $10,500, and in addition, $200 will be deducted from your Contract Value.

This example does not consider any Market Value Adjustment or deduction of any premium taxes.

D-1

APPENDIX E- SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

Example #1: The following tables are intended to demonstrate the impact on your 7% Solution Minimum Guaranteed Death Benefit Element (7% MGDB) of allocating your Contract Value between Covered Funds and Special Funds, assuming a $1,000 of Contract Value.

7% MGDB if 100% allocated to Covered Funds and 0% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	0	1,000
1	1,070	0	1,070
2	1,145	0	1,145
3	1,225	0	1,225
4	1,311	0	1,311
5	1,403	0	1,403
6	1,501	0	1,501
7	1,606	0	1,606
8	1,718	0	1,718
9	1,838	0	1,838
10	1,967	0	1,967
7% MGDB if 50% allocated to Covered Funds and 50% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% allocated to Covered Funds and 100% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

E-1

7% MGDB if allocation transferred to Special Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403

7% MGDB if allocation transferred to Covered Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403

Example #2: The following tables are intended to demonstrate the impact on your 7% Solution MGDB of allocating your Contract Value between Covered Funds and Excluded Funds (assuming an initial $1,000 allocation and market fluctuations thereafter).

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Excluded Funds
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

E-2

7% MGDB if 100% is allocated to Covered Funds and 0% allocated to Excluded Funds				7% MGDB if 0% is allocated to Covered Funds and 100% allocated to Excluded Funds
End of Year	7% MGDB	Contract Value	Death Benefit	End of Year	7% MGDB	Contract Value	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600
Important Note:

Values shown are hypothetical illustrative values and not a projection.  “7% MGDB” for amounts allocated to Excluded Funds is not payable as a benefit.  The Death Benefit for amounts allocated to Excluded Funds equals Contract Value.

7% MGDB if allocation transferred from Covered Funds to Excluded Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Important Note:

7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or proportional portion thereof for partial transfer).  Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

E-3

7% MGDB if allocation transferred from Excluded Funds to Covered Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262
Important Note:

7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and Contract Value transferred to Covered Funds.  Transfers from Excluded Funds to Special Funds work the same as transfers from Excluded Funds to Covered Funds (except 7% MGDB in Special Funds does not accumulate).

E-4

APPENDIX F - EXAMPLES OF MINIMUM GUARANTEED INCOME BENEFIT CALCULATION

Example 1
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	0.00%	0.00%	0.00%	0.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$100,000	$89,746	$89,188	$89,188
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$469.00	$420.91	$418.29	$418.29
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$100,000	$100,000	$100,000
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$469.00	$746.78	$820.30	$871.45

Example 2
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	3.00%	3.00%	3.00%	3.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$134,392	$122,674	$122,065	$122,065
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$630.30	$575.34	$572.48	$572.48
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$122,674	$122,065	$122,065
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$746.78	$820.30	$871.45
	Income	$630.30	$746.78	$820.30	$871.45

F-1

Example 3
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	8.00%	8.00%	8.00%	8.00%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$215,892	$200,815	$200,449	$200,448
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,012.54	$941.82	$940.11	$940.10
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$200,815	$200,449	$200,448
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$837.40	$835.87	$887.98
	Income	$1,012.54	$941.82	$940.11	$940.10

Example 4
Age		Contract without MGIB Rider	Contract with MGIB Rider after May 1, 2009	Contract with MGIB Rider between January 12, 2009, and May 1, 2009	Contract with MGIB Rider before January 12, 2009
55	Initial Value	$100,000	$100,000	$100,000	$100,000
	Accumulation Rate	9.78%	9.78%	9.78%	9.78%
	Rider Charge	0.00%	0.75%	0.75%	0.75%
65	Contract Value	$254,233	$236,719	$236,665	$236,238
	Contract Annuity Factor	4.69	4.69	4.69	4.69
	Monthly Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96
	MGIB Rollup	n/a	$179,085	$196,715	$196,715
	MGIB Ratchet	n/a	$236,719	$236,665	$236,238
	MGIB Annuity Factor	n/a	4.17	4.17	4.43
	MGIB Income	n/a	$987.12	$986.89	$1,046.53
	Income	$1,192.35	$1,110.21	$1,109.96	$1,107.96

The Accumulation Rates shown under “Contract” are hypothetical and intended to illustrate various market conditions.  These rates are assumed to be net of all fees and charges except the rider charge.  Fees and charges are not assessed against the MGIB Rollup Rate.

F-2

APPENDIX G - LIFEPAY PLUS AND JOINT LIFEPAY PLUS PARTIAL WITHDRAWAL AMOUNT EXAMPLES

Adjustment to the Maximum Annual Withdrawal amount for a withdrawal before the Lifetime Withdrawal Phase has begun.

Example 1: Adjustment to the LifePay Plus Base for a withdrawal taken prior to the Lifetime Withdrawal Phase.

Assume the Annuitant is age 55 and the first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  Because the LifePay Plus Rider is not yet eligible to enter the Lifetime Withdrawal Phase, there is no Maximum Annual Withdrawal and the entire withdrawal is considered excess.

If the LifePay Plus Base and Contract Value before the withdrawal are $100,000 and $90,000, respectively, then the LifePay Plus Base will reduce by 3.33% ($3,000 / $90,000) to $96,667 ((1 - 3.33%) * $100,000).

Any additional withdrawals taken prior to the Annuitant reaching age 59½ will also result in an immediate proportional reduction to the LifePay Plus Base.

Adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.  However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value before this withdrawal is $50,000, and the Contract Value is $49,500 after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

G-1

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.
The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Additional Withdrawal Amount at the end of the calendar year before it is withdrawn.

Assume the most recent Contract Date was July 1, 2007, and the Maximum Annual Withdrawal is $5,000.  Also assume RMDs, applicable to this Contract, are $6,000 and $5,000 for 2008 and 2009 calendar years respectively.

Between July 1, 2007, and December 31, 2007, a withdrawal of $5,000 is taken which exhausts the Maximum Annual Withdrawal.

On January 1, 2008, the Additional Withdrawal Amount is set equal to the excess of the 2008 RMD above the existing Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).  Note that while the Maximum Annual Withdrawal has been exhausted, it is still used to calculate the Additional Withdrawal Amount.

The owner now has until December 31, 2009, to take the newly calculated Additional Withdrawal Amount of $1,000.  The owner decides not to take the Additional Withdrawal Amount of $1,000 in 2008.

On January 1, 2009, the Additional Withdrawal Amount is set equal to the excess of the 2009 RMD above the existing Maximum Annual Withdrawal, $0 ($5,000 - $5,000).  Note that the Additional Withdrawal Amount of $1,000 from the 2008 calendar year carries over into the 2009 calendar year and is available for withdrawal.

Example 5: A withdrawal exceeds the Maximum Annual Withdrawal amount and the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

G-2

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $3,500 net, with $0 of surrender charges.  Total net withdrawals taken, $8,000, exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, $6,000, and there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $8,000 ($3,000 + $1,500 + $3,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount ($8,000 - $6,000 = $2,000), and the amount of the current gross withdrawal ($3,500).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 4.12% ($2,000 / ($50,000 - $1,500)) to $4,794 ((1 - 4.12%) * $5,000).

Example 6: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.  However, because only $4,500 in gross withdrawals was taken during the Contract Year prior to this withdrawal, $500 of the $1,500 gross withdrawal is not considered excess.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Another withdrawal is taken during that same Contract Year in the amount of $400 net, with $100 of surrender charges.  Total gross withdrawals during the Contract Year are $6,500 ($3,000 + $1,500 + $1,500 + $500).  The adjustment to the MAW is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,500, and the amount of the current gross withdrawal, $500.

If the Contract Value before this withdrawal is $48,500, then the Maximum Annual Withdrawal is reduced by 1.03% ($500 / $48,500) to $4,849 ((1 – 1.03%) * $4,899).

G-3

APPENDIX H - EXAMPLES OF FIXED ALLOCATION FUNDS AUTOMATIC REBALANCING

The following examples are designed to assist you in understanding how Fixed Allocation Funds Automatic Rebalancing works.  The examples assume that there are no investment earnings or losses.

Additional Premium Payment Example

Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 100% to Accepted Funds.  No Fixed Allocation Funds Automatic Rebalancing would occur because this allocation meets the required investment option allocation.

Next, assume that on Day 2, the owner deposits an additional payment of $500,000, bringing the total Contract Value to $600,000, and allocates this deposit 100% to Other Funds.  Because the percentage allocated to the Fixed Allocation Funds (0%) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $150,000 from the amount allocated to the Other Funds (30% of the $500,000 allocated to the Other Funds) to the Fixed Allocation Funds.  Your ending allocations will be $100,000 to Accepted Funds, $150,000 to the Fixed Allocation Funds, and $350,000 to Other Funds.
Partial Withdrawal Example

Assume that on Day 1, an owner deposits an initial payment of $100,000, which is allocated 65% to Accepted Funds ($65,000), 30% to the Fixed Allocation Funds ($30,000), and 5% to Other Funds ($5,000).  No Fixed Allocation Funds Automatic Rebalancing would occur because this allocation meets the required investment option allocation.

Next, assume that on Day 2, the owner requests a partial withdrawal of $29,000 from the Fixed Allocation Funds.  Because the remaining amount allocated to the Fixed Allocation Funds ($1,000) is less than 30% of the total amount allocated to the Fixed Allocation Funds and the Other Funds, we will automatically reallocate $800 from the Other Funds to the Fixed Allocation Funds, so that the amount allocated to the Fixed Allocation Funds ($1,800) is 30% of the total amount allocated to the Fixed Allocation Funds and Other Funds ($6,000).

H-1

APPENDIX I - LIFEPAY PLUS MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“LIFEPAY PLUS”) RIDERS

Important Note:
The information immediately below pertains to the form of the LifePay Plus rider available for sale on and after August 20, 2007, through April 28, 2008, in states where approved.

LifePay Plus Minimum Guaranteed Withdrawal Benefit (“LifePay Plus”) Rider.  The LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are concerned that you may outlive your income.

Eligibility.  The Annuitant must be the owner or one of the owners, unless the owner is a non-natural person.  Joint Annuitants are not allowed.  The maximum issue age was 80.  The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is a non-natural person) on the Contract anniversary on which the rider is effective.  Please note that the LifePay Plus rider was not issued until your Contract Value was allocated in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Rider Effective Date.  The rider effective date is the date the LifePay Plus rider becomes effective If you purchased the LifePay Plus rider when the Contract was issued, the rider effective date is also the Contract Date.  If the LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.00%	0.60%

This quarterly charge is a percentage of the LifePay Plus Base.  We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the rider effective date.  The charge will be assessed proportionately when the rider is terminated.  Charges will no longer be deducted once your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status.  Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  We reserve the right to change the charge for this rider, subject to the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

No Cancellation.  Once purchased, the LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the LifePay Plus rider.

Termination.  The LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase.  This optional rider automatically terminates if:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

I-1

Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

Guaranteed Withdrawal Status.  This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the Annuitant reaching age 59 ½ has not yet passed.  While the LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar.  This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the Annuitant reaching age 59 ½, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner or the first of joint owners or the Annuitant (when the owner is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

Please note that the withdrawals while the LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.

Lifetime Guaranteed Withdrawal Status.  This status begins on the date of your first withdrawal, provided the quarterly Contract anniversary following the Annuitant’s age 59 ½ has passed.  If your first withdrawal is taken before this date and the Contract is in the Guaranteed Withdrawal Status, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the Annuitant reaching age 59½.  This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner in the case of joint owners, Annuitant in the case the owner is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status.  This notice will explain the change, its impact to you and your options.  You may decline this change.  Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal.  This action, however, will also apply to all future resets (see below) and cannot be reversed.  As described below, certain features of the LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

How the LifePay Plus Rider Works.  The LifePay Plus Withdrawal Benefit rider has two phases.  The first phase, called the Growth Phase, begins on rider effective date and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date of the first withdrawal or the annuity commencement date, whichever occurs first.

Benefits paid under the LifePay Plus rider require the calculation of the Maximum Annual Withdrawal.  The LifePay Plus Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay Plus rider on the Contract Date, the initial LifePay Plus Base is equal to the initial premium (excluding any Premium Credit available with your Contract); or
•
If you purchased the LifePay Plus rider after the Contract Date, the initial LifePay Plus Base is equal to the Contract Value on the rider effective date (excluding any Premium Credits applied during the preceding 36 months).

I-2

During the Growth Phase, the initial LifePay Plus Base is increased dollar-for-dollar by any premiums received, excluding any Premium Credits applied to your Contract during the preceding 36 months (“eligible premiums”).  In addition, on each quarterly Contract anniversary, the LifePay Plus Base is recalculated as the greater of:
•	The current LifePay Plus Base; and
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months). This is referred to as a quarterly “ratchet.”

Also, on each of the first ten Contract anniversaries, the LifePay Plus Base is recalculated as the greatest of:
•	The current LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); and
•
The LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums (which do not include any Premium Credits applied during the preceding 36 months) and minus any third-party investment advisory fees paid from your Contract during the year.  This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the rider effective date.

The LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums received during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the LifePay Plus rider (see “LifePay Plus Reset” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by of the greater of:
•	The Contract Value; and
•	the LifePay Plus Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentages, which vary by age of the Annuitant on the date the Withdrawal Phase begins, are as follows:
Percentages	Annuitant’s Age
5%*	0 to 75*
6%	76 to 80
7%	81+
*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the Annuitant reaches age 59 ½, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar under what we refer to as the “Standard Withdrawal Benefit.” Then, on the quarterly Contract anniversary on or after the Annuitant reaches age 59 ½, the LifePay Plus Base will automatically be reset to the current Contract Value (excluding any Premium Credits applied during the preceding 36 months), if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation.  See “Continuation After Death – Spouse” below.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

I-3

If the Contract’s annuity commencement date is reached, while you are in the LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.

If withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, then the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally.  This means that both the LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal (the “excess withdrawal”) is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Premium Credit deduction, Market Value Adjustment or surrender charges will not be applied to the withdrawal.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any Premium Credit deduction, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code, that exceed the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the LifePay Plus rider, subject to the following rules:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to this Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining LifePay Plus Base is exhausted.

I-4

When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will continue until the LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal” above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

LifePay Plus Reset.  Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the LifePay Plus Base to the current Contract Value (excluding any Premium Credits applied during the 36 months preceding the calculation), if the Contract Value is higher.  The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately.  This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status and is automatic.

I-5

We reserve the right to change the charge for this rider with a reset.  In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options.  You may decline this change (and the reset).  However, this action will apply to all future resets and cannot be reversed.

Investment Option Restrictions.  While the LifePay Plus rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.  We have these investment option restrictions to lessen the likelihood we have to make payments under this rider.  We require this allocation regardless of your investment instructions to the Contract.  The timing of when and how we apply these investment option restrictions is discussed further below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds.  You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” By electing to purchase the LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

Death of Owner or Annuitant.  The LifePay Plus rider and charges will terminate on the date of death of the owner (or in the case of joint owners, the first owner or the Annuitant if the owner is a non-natural person).

I-6

Continuation After Death – Spouse.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code, the rider will also continue on the next quarterly Contract anniversary, provided the spouse becomes the Annuitant and sole owner.  See “DEATH BENEFIT – Continuation After Death – Spouse.

If the rider is in the Growth Phase at the time of spousal continuation:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Plus Base will be reset to equal the greater of the LifePay Plus Base and the then current Contract Value;
•	The LifePay Plus charges will restart and be the same as were in effect prior to the Claim Date;
•	Ratchets, which stop on the Claim Date, are restarted, effective on the date the rider is continued;
•	Any remaining step-ups will be available, and if the rider is continued before an annual Contract anniversary when a step-up would have been available, then that step-up will be available;
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date; and
•	The rider’s Standard Withdrawal Benefit will be available until the quarterly Contract anniversary on or after the spouse is age 59 ½.

If the rider is in the Withdrawal Phase at the time of spousal continuation:
•	The rider will continue in the Withdrawal Phase;
•	The rider’s charges will restart on the date the rider is continued and be the same as were in effect prior to the Claim Date;
•	On the quarterly Contract anniversary that the date the rider is continued:
o
If the surviving spouse was not the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that date.  Withdrawals are permitted pursuant to the other provisions of the rider.  Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

o
If the surviving spouse was the Annuitant before the owner’s death, then the LifePay Plus Base will be reset to the current Contract Value, only if greater, and the Maximum Annual Withdrawal is recalculated by multiplying the new LifePay Plus Base by the Maximum Annual Withdrawal percentage.  Withdrawals are permitted pursuant to the other provisions of the rider; and

•	The rider charges will restart on the quarter Contract anniversary that the rider is continued and will be the same as were in effect prior to the Claim Date.

Effect of LifePay Plus Rider on Death Benefit.  If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay Plus rider, the Death Benefit is payable, but the rider terminates.  If the beneficiary is the owner’s spouse, however, and the spouse elects to continue the Contract, the Death Benefit is not payable until the spouse’s death.  See “Death of Owner or Annuitant” and “Continuation After Death – Spouse” above for further information.

While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay Plus rider to the beneficiary.  While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop.  No other Death Benefit is payable.

While the rider is in Automatic Periodic Benefit Status, if the owner dies, the remaining LifePay Plus Base will be paid to the beneficiary in a lump sum.

I-7

Change of Owner or Annuitant.  Other than as provided above under “Continuation After Death – Spouse,” you may not change the Annuitant.  The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.

Surrender Charges.  If you elect the LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the LifePay Plus rider are not subject to surrender charges.

Loans.  No loans are permitted on Contracts with the LifePay Plus rider.

Taxation.  For more information about the tax treatment of amounts paid to you under the LifePay Plus Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the $5,000 Maximum Annual Withdrawal.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceeds the $5,000 Maximum Annual Withdrawal then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).
If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

I-8

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the $5,000 Maximum Annual Withdrawal.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceeds the $5,000 Maximum Annual Withdrawal there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Occurs.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset, the Contract Value has increased further to $130,000.  The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

I-9

APPENDIX J - JOINT LIFEPAY PLUS MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“JOINT LIFEPAY PLUS”) RIDERS

Important Note:
The information immediately below pertains to the form of the Joint LifePay Plus rider available for sale on and after August 20, 2007 through April 28, 2008 in states where approved.

Joint LifePay Plus Minimum Guaranteed Withdrawal Benefit (“Joint LifePay Plus”) Rider.  The Joint LifePay Plus rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are concerned that you and your spouse may outlive your income.

Eligibility.  The Joint LifePay Plus rider was only available for purchase by individuals who are married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the Death Benefit becomes payable.  We refer to these individuals as spouses.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay Plus rider.  See “Ownership, Annuitant, and Beneficiary Requirements” below.  The maximum issue age was 80.  Both spouses must have met the issue age requirements.  The issue age is the age of the owners on the Contract anniversary on the rider effective date.  The Joint LifePay Plus rider was available for Contracts issued on and after August 20, 2007, (subject to availability and state approvals) that did not already have a living benefit rider.  The Joint LifePay Plus rider was not issued if the initial allocation to investment options was not in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Ownership, Annuitant, and Beneficiary Designation Requirements.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay Plus rider.  These designations depended upon whether the Contract was issued as a nonqualified Contract, an IRA or a custodial IRA.  In all cases, the ownership, Annuitant, and beneficiary designations must have allowed for the surviving spouse to continue the Contract when the Death Benefit becomes payable, as provided by the Tax Code.  Non-natural, custodial owners are only allowed with IRAs (“custodial IRAs”).  Joint Annuitants are not allowed.  The necessary ownership, Annuitant, and/or beneficiary designations are described below.  We reserve the right to verify the date of birth and social security number of both spouses.

Nonqualified Contracts.  For a jointly owned Contract, the owners must be spouses, and the Annuitant must be one of the owners.  For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.

IRAs.  There may only be one owner, who must also be the Annuitant.  The owner’s spouse must be the sole primary beneficiary.

Custodial IRAs.  While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the requirements listed in “IRAs”  above.  The Annuitant must be the same as the beneficial owner of the custodial IRA.  We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.

Rider Effective Date.  The Joint LifePay Plus rider effective date is the date the Joint LifePay Plus rider becomes effective.  If you purchased the Joint LifePay Plus rider when the Contract was issued, the Joint LifePay Plus rider effective date is also the Contract Date.  If the Joint LifePay Plus rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

J-1

Charge.  The charge for the Joint LifePay Plus rider, a living benefit, is deducted quarterly from your Contract Value:
Maximum Annual Charge	Current Annual Charge
2.50%	0.85%

This quarterly charge is a percentage of the Joint LifePay Plus Base.  We deduct the charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the Contract Date.  If the rider is added after Contract issue, the rider and charges will begin on the next following quarterly Contract anniversary.  The charge will be assessed proportionately when the rider is terminated.  Charges are deducted through the date your rider enters either the Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status.  Automatic Periodic Benefit Status or Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  The current charge can be subject to change upon a reset after your first five Contract Years.  You will never pay more than the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.  We reserve the right to change the charge for this rider, subject to the maximum annual charge.

No Cancellation.  Once purchased, the Joint LifePay Plus rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the Joint LifePay Plus rider.

Termination.  The Joint LifePay Plus rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase.  The optional rider automatically terminates if you:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the Joint LifePay Plus rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract and is an active spouse for purposes of the Join LifePay Plus rider; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death by an active spouse).

Other circumstances that may cause the Joint LifePay Plus rider to terminate automatically are discussed below.

Active Status.  Once the Joint LifePay Plus rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay Plus rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code.  In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.”  Inactive spouses are not eligible to continue the benefits of the Joint LifePay Plus rider after the death of the other spouse.  Once designated “inactive,” a spouse may not regain active status under the Joint LifePay Plus rider.  Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

J-2

An owner may also request that one spouse be treated as inactive.  In the case of joint-owned Contracts, both Contract Owners must agree to such a request.  An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay Plus rider.  However, all charges for the Joint LifePay Plus rider will continue to apply, even if one spouse becomes inactive, regardless of the reason.  You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay Plus rider prior to requesting any such changes.

A divorce will terminate the ability of an ex-spouse to continue the Contract.  See “Divorce” below.

Guaranteed Withdrawal Status.  This status begins on the date of the first withdrawal, ONLY IF the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has not yet passed.  While the Joint LifePay Plus rider is in Guaranteed Withdrawal Status, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the LifePay Plus Base dollar-for-dollar.  This status will then continue until the earliest of:
•	Quarterly Contract anniversary following the youngest active spouse’s 65th birthday, provided the Contract Owner does not decline the change to Lifetime Guaranteed Withdrawal Status;
•	Reduction of the Joint LifePay Plus Base to zero, at which time the rider will terminate;
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Automatic Periodic Benefit Status” below);
•	The surrender or annuitization of the Contract; or
•	The death of the owner (first owner, in the case of joint owners; Annuitant, in the case of a non-natural person owner), unless your spouse beneficiary elects to continue the Contract.

Please note that withdrawals while the Joint LifePay Plus rider is in Guaranteed Withdrawal Status are not guaranteed for the lifetime of the Annuitant.

Lifetime Guaranteed Withdrawal Status.  This status begins on the date of the first withdrawal, provided the quarterly Contract anniversary following the youngest active spouse’s 65th birthday has passed.  If the first withdrawal is taken prior to this date, then the Lifetime Guaranteed Withdrawal Status will automatically begin on the quarterly Contract anniversary following the youngest active spouse’s 65th birthday.  This status continues until the earliest of:
•	The annuity commencement date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	The surrender of the Contract; or
•	The death of the owner (first owner in the case of joint owners, Annuitant in the case the owner is a non-natural person), unless your active spouse beneficiary elects to continue the Contract.

You will receive prior notice, of not less than 30 days, if you are in the Guaranteed Withdrawal Status and become eligible for the Lifetime Guaranteed Withdrawal Status.  This notice will explain the change, its impact to you and your options.  You may decline this change.  Automatic reset into the Lifetime Guaranteed Withdrawal Status could result in a lower Maximum Annual Withdrawal.  However, this action will also apply to all future resets (see below) and cannot be reversed.  As described below, certain features of the Joint LifePay Plus rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

How the Joint LifePay Plus Rider Works.  The Joint LifePay Plus rider has two phases.  The first phase, called the Growth Phase, begins on the effective date of the Joint LifePay Plus rider and ends as of the business day before the first withdrawal is taken (or when the annuity commencement date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than advisory fees, as described below), or the annuity commencement date, whichever occurs first.

J-3

Benefits paid under the Joint LifePay Plus rider require the calculation of the Maximum Annual Withdrawal.  The Joint LifePay Plus Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay Plus rider on the Contract Date, the initial Joint LifePay Plus Base is equal to the initial premium (excluding any Premium Credit, available with your Contract); or
•
If you purchased the Joint LifePay Plus rider after the Contract Date, the initial Joint LifePay Plus Base is equal to the Contract Value on the effective date of the Joint LifePay Plus rider (excluding any Premium Credits applied during the preceding 36 months).

During the Growth Phase, the initial Joint LifePay Plus Base is increased dollar-for-dollar by any premiums received, excluding any credits on premiums, or Premium Credits, applied to your Contract during the preceding 36 months (“eligible premiums”).  In addition, on each quarterly Contract anniversary, the Joint LifePay Plus Base is recalculated as the greater of:
•	The current Joint LifePay Plus Base; and
•	The current Contract Value (excluding any Premium Credits applied during the 36 months preceding the calculation). This is referred to as a quarterly “ratchet.”

Also, on each of the first ten Contract anniversaries, the Joint LifePay Plus Base is recalculated as the greatest of:
•	The current Joint LifePay Plus Base;
•	The current Contract Value (excluding any Premium Credits applied during the preceding 36 months); and
•
The Joint LifePay Plus Base on the previous Contract anniversary, increased by 7%, plus any eligible premiums (which do not include any Premium Credits applied during the preceding 36 months) and minus any third-party investment advisory fees paid from your Contract during the year.  This is referred to as an annual “step-up.”

Please note that if this rider is added after the Contract Date, then the first opportunity for a step-up will be on the first Contract anniversary following a complete Contract Year after the rider effective date.

The Joint LifePay Plus Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Plus Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal under the benefit reset feature of the Joint LifePay Plus rider (see “Joint LifePay Plus Reset” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by the greater of:
•	The Contract Value; and
•	The Joint LifePay Plus Base as of the last day of the Growth Phase.

J-4

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentages, which vary by age of the youngest active spouse on the date the Withdrawal Phase begins, are as follows:
Percentages	Youngest Active Spouse’s Age
5%*	0 to 75*
6%	76 to 80
7%	81+
*
If the Withdrawal Phase begins before the quarterly Contract anniversary on or after the younger spouse reaches age 65, withdrawals in a Contract Year up to the Maximum Annual Withdrawal will reduce the Joint LifePay Plus Base dollar-for-dollar, under what we refer to as the “Standard Withdrawal Benefit.”  Then, on the quarterly Contract anniversary on or after the younger spouse reaches age 65, the Joint LifePay Plus Base will automatically be reset to the current Contract Value (excluding any Premium Credits applied during the preceding 36 months), if greater, and the Maximum Annual Withdrawal will be recalculated.

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

If the Contract’s annuity commencement date is reached while you are in the Joint LifePay Plus rider’s Lifetime Guaranteed Withdrawal Status, then you may elect a life only annuity option, in lieu of the Contract’s other annuity options, under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses.  If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.

Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount.  However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal (an “excess withdrawal”), the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced proportionally.  This means that both the Joint LifePay Plus Base and the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is of the Contract Value determined after the deduction the amount withdrawn up to the Maximum Annual Withdrawal but before deduction of the excess withdrawal.

When a withdrawal is made, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Premium Credit deduction, Market Value Adjustment or surrender charges will not be considered.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any Premium Credit deduction, surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal, and will be included in the proportional adjustment to the Maximum Annual Withdrawal.  See Examples 1 and 2 below for examples of this concept.

J-5

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay Plus rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started.  Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay Plus rider, subject to the following:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year), applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count first against and reduce any unused Additional Withdrawal Amount for the previous calendar year followed by any Additional Withdrawal Amount for the current calendar year;

•	Withdrawals that exceed all available Additional Withdrawal Amounts are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•	The Additional Withdrawal Amount is reset to zero at the end of the second calendar year from which it was originally calculated; and
•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the Joint LifePay Plus Base on a dollar-for-dollar basis, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Guaranteed Withdrawal Status, the rider will enter Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal, until the remaining Joint LifePay Plus Base is exhausted.

When the rider enters Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will continue until the Joint LifePay Plus Base is reduced to zero, at which time the rider will terminate without value.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.

J-6

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay Plus rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal”  above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay Plus rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals.  Instead, under the Joint LifePay Plus rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits other than as provided under the Joint LifePay Plus rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay Plus rider at the time this status begins.  If both spouses are active under the Joint LifePay Plus rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without further value.  If only one spouse is active under the Joint LifePay Plus rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay Plus rider and the Contract will terminate without value.

If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner.  The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

You may elect to receive systematic withdrawals pursuant to the terms of the Contract.  Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the Joint LifePay Plus rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

Joint LifePay Plus Reset.  Once the Lifetime Guaranteed Withdrawal Status begins and the Maximum Annual Withdrawal has been determined, on each quarterly Contract anniversary we will increase (or “reset”) the Joint LifePay Plus Base to the current Contract Value (excluding any Premium Credits applied during the 36 months preceding the calculation), if the Contract Value is higher.  The Maximum Annual Withdrawal will also be recalculated, and the remaining portion of the new Maximum Annual Withdrawal will be available for withdrawal immediately.  This reset ONLY occurs when the rider is in Lifetime Guaranteed Withdrawal Status, and is automatic.

We reserve the right to change the charge for this rider with a reset.  In this event, you will receive prior notice, of not less than 30 days, which explains the change, its impact to you and your options.  You may decline this change (and the reset).  However, this action will apply to all future resets and cannot be reversed.

J-7

Investment Option Restrictions.  In order to mitigate the insurance risk inherent in our guarantee to provide you and your spouse with lifetime payments (subject to the terms and restrictions of the Joint LifePay Plus rider), we require that your Contract Value be allocated in accordance with certain limitations.  In general, to the extent that you choose not to invest in the Accepted Funds, we require that 20% of the amount not so invested be invested in the Fixed Allocation Funds.  We will require this allocation regardless of your investment instructions to the Contract, as described below.

While the Joint LifePay Plus rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any Joint LifePay Plus Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The Joint LifePay Plus Rebalancing Dates occur on each Contract anniversary and after the following transactions:
•	Receipt of additional premiums;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”  You will be notified that Fixed Allocation Funds Automatic Rebalancing has occurred, along with your new allocations, by a confirmation statement that will be sent to you after Fixed Allocation Funds Automatic Rebalancing has occurred.

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” By electing to purchase the Joint LifePay Plus rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the Joint LifePay Plus rider if you do not wish to have your Contract Value reallocated in this manner.

J-8

Divorce.  Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay Plus rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits.  In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay Plus rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case the owner is a mom-natural person).  Although spousal continuation may be available under the Tax Code for an additional spouse, the Joint LifePay Plus rider cannot be continued by the new spouse.  As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse.  Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount.  In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal.  See “Determination of the Maximum Annual Withdrawal”  above.  In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made.  Payments will continue until both spouses are deceased.

Death of Owner.  The death of the owner (first owner in the case of joint owners; or Annuitant in the case of an owner that is a non-natural person) may cause the termination of the Joint LifePay Plus rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below:
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract, if allowed under the requirements of the Tax Code, and becomes the sole owner and Annuitant, the Joint LifePay Plus rider will remain in effect pursuant to its original terms and Joint LifePay Plus coverage and charges will continue.  As of the date the Contract is continued, the Joint LifePay Plus Base will be reset to the current Contract value, if greater, and the Maximum Annual Withdrawal will be recalculated as the Maximum Annual Withdrawal percentage multiplied by the new Joint LifePay Plus Base on the date the Contract is continued.  However, under no circumstances will this recalculation result in a reduction to the Maximum Annual Withdrawal.

If the surviving spouse elects not to continue the Contract, Joint LifePay Plus rider coverage and charges will cease upon the earlier of payment of the Death Benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay Plus rider terminates and Joint LifePay Plus coverage and charges cease upon the date of death of the last Active Spouse.

Change of Owner or Annuitant.  Other than as a result of spousal continuation, if allowed under the requirements of the Tax Code, you may not change the Annuitant.  The Joint LifePay Plus rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.

Surrender Charges.  If you elect the Joint LifePay Plus rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the Joint LifePay Plus rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.

Federal Tax Considerations.  For more information about the tax treatment of amounts paid to you under the Joint LifePay Plus rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

J-9

Joint LifePay Plus Partial Withdrawal Amount Examples.  The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges, and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

J-10

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The Required Minimum Distribution for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges, and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Occurs.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset occurs.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset, the Contract Value has increased further to $130,000.  The Reset occurs again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

J-11

APPENDIX K - LIFEPAY MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“LIFEPAY”) RIDER
 (Available for Contracts issued through August 20, 2007, subject to state approval.)

LifePay Rider.  The LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of the Annuitant, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are concerned that you may outlive your income.

Purchase.  In order to purchase the LifePay rider, the Annuitant must have been the owner or one of the owners, unless the owner is a non-natural person.  Joint Annuitants were not allowed.  The minimum issue age was 50 and the maximum issue age was 80.  The issue age is the age of the owner (or the Annuitant if there are joint owners or the owner is a non-natural person) on the Contract anniversary on which the rider is effective.  Some broker dealers may have limited the availability of the rider to younger ages.  The LifePay rider was not issued if the initial allocation to investment options was not in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Rider Effective Date.  The rider effective date is the date the LifePay rider becomes effective.  If you purchased the LifePay rider when the Contract was issued, the rider effective date is also the Contract Date.  If the LifePay rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the LifePay rider, a living benefit, is deducted quarterly and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%

We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the Contract Date.  If the rider is added after Contract was issued, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionately based on what is owed at the time the rider is added through the Contract quarter end.  Similarly, the charge is assessed proportionately based on what is owed at the time the rider is terminated.  Charges are deducted during the period starting on the rider effective date and up to your rider’s Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

No Cancellation.  Once purchased, the LifePay rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the LifePay rider.

Termination.  The LifePay rider is a “living benefit,” which means the guaranteed benefits offered are intended to be available to you while you are living and while your Contract is in the accumulation phase.  The optional living benefit rider automatically terminates if you:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the LifePay rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when a owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the LifePay Plus rider to terminate automatically are discussed below.

K-1

LifePay Rider Phases.  The LifePay rider has two phases.  The first phase, called the Growth Phase, begins on the rider effective date and ends as of the business day before the first withdrawal is taken (or when the Annuity Start Date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date of the first withdrawal or the Annuity Start Date, whichever occurs first.

LifePay Base.  The LifePay Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the LifePay rider on the Contract Date, the initial LifePay Base is equal to the initial premium, plus Premium Credits, if any; or
•	If you purchased the LifePay rider after the Contract Date, the initial LifePay Base is equal to the Contract Value on the rider effective date.

The initial LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase and Premium Credits, if any (“eligible premiums”).  The LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current LifePay Base on each quarterly Contract anniversary after the rider effective date and during the Growth Phase.  The LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the LifePay rider (see “LifePay Reset Option” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by the greater of:
•	The Contract Value; and
•	The LifePay Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentage, which varies by age of the Annuitant on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
50 to 59	4%
60 to 75	5%
76 to 80	6%
81+	7%

Once determined, the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation.  See “Continuation After Death – Spouse” below.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

If the LifePay rider is in the Growth Phase, and the Annuity Start Date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin.  In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal.

K-2

Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount.  However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the withdrawal is considered an “excess withdrawal” and Maximum Annual Withdrawal will be reduced proportionally.  This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the withdrawal in excess of the Maximum Annual Withdrawal, the excess withdrawal, is of the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

When a withdrawal is taken, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be applied to the withdrawal.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started.  Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year) applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

Lifetime Guaranteed Withdrawal Status.  This status begins on the rider effective date and continues until the earliest of:
•	The Annuity Start Date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual Withdrawal;
•	The surrender or annuitization of the Contract; or
•	The death of the owner (or first owner in the case of joint owners, or the Annuitant in the case the owner is a non-natural person), unless your spouse beneficiary elects to continue the Contract.

K-3

As described below, certain features of the LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

LifePay Reset Option.  Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal if the Maximum Annual Withdrawal percentage of the Contract Value would be greater than your current Maximum Annual Withdrawal.  You must elect to reset by a request in a form satisfactory to us.  On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal Percentage of the Contract Value on the Reset Effective Date.  The reset option is only available when the rider is in Lifetime Guaranteed Withdrawal Status.

After exercising the reset option, you must wait one year before electing to reset again.  We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.

If the reset option is exercised, the charge for the LifePay rider will not exceed the maximum annual charge of 1.20%.  See Example 4 below.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal”  above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the rider is in Lifetime Guaranteed Withdrawal Status, the rider will enter Lifetime Automatic Periodic Benefit Status and you are entitled to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  These payments will cease upon the death of the Annuitant at which time both the rider and the Contract will terminate.  The rider will remain in Lifetime Automatic Periodic Benefit Status until it terminates without value upon the Annuitant’s death.

The periodic payments will begin on the last day of the first full Contract Year following the date the rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.  If, at the time the rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up, if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or the Contract Year, as applicable.

Investment Option Restrictions.  While the LifePay rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.  We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider.  We require this allocation regardless of your investment instructions to the Contract.  The LifePay rider was not issued until your Contract Value was allocated in accordance with these investment option restrictions.  The timing of when and how we apply these investment option restrictions is discussed further below.

K-4

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

If the rider is not continued under the spousal continuation right when available, the Fixed Allocation Fund will be reclassified as a Special Fund as of the Contract continuation date if it would otherwise be designated as a Special Fund for purposes of the Contract’s Death Benefits.  For purposes of calculating any applicable Death Benefit guaranteed under the Contract, any allocation of Contract Value to the Fixed Allocation Funds will be considered a Covered Fund allocation while the rider is in effect.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The LifePay Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”  By electing to purchase the LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the LifePay rider if you do not wish to have your Contract Value reallocated in this manner.

Death of Owner or Annuitant.  The LifePay rider and charges terminate on the earlier of:
•
If the rider is in Lifetime Guaranteed Withdrawal status, the date of receipt of due proof of death (“Claim Date”) of the owner (or in the case of joint owners, the first owner or the Annuitant if the owner is a non-natural person); or

•	The date the rider enters Lifetime Automatic Periodic Benefit status.

Continuation After Death – Spouse.  If the surviving spouse of the deceased owner continues the Contract, if allowed under the requirements of the Tax Code (see “DEATH BENEFIT – Continuation After Death – Spouse”), the rider will also continue, provided the following conditions are met:
•	The spouse is at least 50 years old on the date the Contract is continued; and
•	The spouse becomes the Annuitant and sole owner.

K-5

If the rider is in the Growth Phase at the time of spousal continuation:
•	The rider will continue in the Growth Phase;
•	On the date the rider is continued, the LifePay Base will be reset to equal the greater of the LifePay Base and the then current Contract Value;
•	The LifePay charges will restart and be the same as were in effect prior to the Claim Date; and
•	The Maximum Annual Withdrawal percentage will be determined as of the date of the first withdrawal, whenever it occurs, and will be based on the spouse’s age on that date.

If the rider is in the Withdrawal Phase at the time of spousal continuation:
•	The rider will continue in the Withdrawal Phase;
•	On the Contract anniversary following the date the rider is continued:
o
If the surviving spouse was not the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated by multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage based on the surviving spouse’s age on that Contract anniversary, and the Maximum Annual Withdrawal is considered to be zero from the Claim Date to that Contract anniversary.  Withdrawals are permitted pursuant to the other provisions of the Contract.  Withdrawals causing the Contract Value to fall to zero will terminate the Contract and the rider; or

o
If the surviving spouse was the Annuitant before the owner’s death, the Maximum Annual Withdrawal is recalculated as the greater of the Maximum Annual Withdrawal on the Claim Date (adjusted for excess withdrawals thereafter) and the Maximum Annual Withdrawal resulting from multiplying the Contract Value on that Contract anniversary by the Maximum Annual Withdrawal percentage.  The Maximum Annual Withdrawal does not go to zero on the Claim Date and withdrawals may continue under the rider provisions; and

•	The rider charges will restart on the Contract anniversary following the date the rider is continued and will be the same as were in effect prior to the Claim Date.

Effect of LifePay Rider on Death Benefit.  If you die before Lifetime Automatic Periodic Benefit Status begins under the LifePay rider, the Death Benefit is payable, but the rider terminates.  However, if the beneficiary is the owner’s spouse, and the spouse elects to continue the Contract, the Death Benefit is not payable until the spouse’s death.  Thus, you should not purchase this rider with multiple owners, unless the owners are spouses.  See “Death of Owner or Annuitant” and “Continuation After Death – Spouse” above for further information.

While in Lifetime Automatic Periodic Benefit Status, if the owner who is not the Annuitant dies, we will continue to pay the periodic payments that the owner was receiving under the LifePay rider until the death of the Annuitant.  While in Lifetime Automatic Periodic Benefit Status, if an owner who is also the Annuitant dies, the periodic payments will stop.  No other Death Benefit is payable.

Change of Owner or Annuitant.  Other than as provided above under “Continuation After Death- Spouse” you may not change the Annuitant.  The rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation as described above;
•	Change of owner from one custodian to another custodian;
•	Change of owner from a custodian for the benefit of an individual to the same individual;
•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	Change in trust as owner where the individual owner and the grantor of the trust are the same individual;
•	Change of owner from an individual to a trust where the individual owner and the grantor of the trust are the same individual; and
•	Change of owner from a trust to an individual where the individual owner and the grantor of the trust are the same individual.

Surrender Charges.  If you elect the LifePay rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the LifePay rider are not subject to surrender charges.

K-6

Loans (if available).  The portion of any Contract Value used to pay off an outstanding loan balance will reduce the LifePay Base or Maximum Annual Withdrawal as applicable.  We do not recommend the LifePay rider if loans are contemplated.

Taxation.  For more information about the tax treatment of amounts paid to you under the LifePay Rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”

LifePay Partial Withdrawal Amount Examples.  The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

K-7

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The RMD for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Option is utilized.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000.  The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

K-8

APPENDIX L - JOINT LIFEPAY MINIMUM GUARANTEED WITHDRAWAL BENEFIT (“JOINT LIFEPAY”) RIDER
(Available for Contracts issued through August 20, 2007, subject to state approval.)

Joint LifePay Rider.  The Joint LifePay rider generally provides, subject to the restrictions and limitations below, that we will guarantee a minimum level of annual withdrawals from the Contract for the lifetime of both you and your spouse, even if these withdrawals deplete your Contract Value to zero.  Consequently, this rider may help if you are married and are concerned that you and your spouse may outlive your income.

Purchase.  The Joint LifePay rider was only available for purchase by individuals who were married at the time of purchase and eligible to elect spousal continuation (as defined by the Tax Code) when the Death Benefit becomes payable.  We refer to these individuals as spouses.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay rider.  See “Ownership, Annuitant, and Beneficiary Requirements” below.

The minimum issue age was 55 and the maximum issue age was 80.  Both spouses must have met these issue age requirements on the Contract anniversary on which the Joint LifePay rider is effective.  The issue age is the age of the owners on the Contract anniversary on which the rider is effective.  Some broker dealers may have limited the maximum issue age to ages younger than age 80, but in no event lower than age 55.  The Joint LifePay rider was not issued if the initial allocation to investment options is not in accordance with the investment option restrictions described in “Investment Option Restrictions” below.

Ownership, Annuitant, and Beneficiary Designation Requirements.  Certain ownership, Annuitant, and beneficiary designations were required in order to purchase the Joint LifePay rider.  These designations depended upon whether the Contract was issued as a nonqualified Contract, an IRA or a custodial IRA.  In all cases, the ownership, Annuitant, and beneficiary designations must allow for the surviving spouse to continue the Contract when the Death Benefit becomes payable, as provided by the Tax Code.  Non-natural custodial owners were only allowed with IRAs (“custodial IRAs”).  Joint Annuitants were not allowed.  The necessary ownership, Annuitant, and/or beneficiary designations are described below.  We reserve the right to verify the date of birth and social security number of both spouses.

For a jointly owned nonqualified Contracts, the owners must be spouses, and the Annuitant must be one of the owners.  For a Contract with only one owner, the owner’s spouse must be the sole primary beneficiary and the Annuitant must be one of the spouses.

For IRAs there may only be one owner, who must also be the Annuitant.  The owner’s spouse must be the sole primary beneficiary.  While we do not maintain individual owner and beneficiary designations for IRAs held by an outside custodian, the ownership and beneficiary designations with the custodian must comply with the same requirements.  The Annuitant must be the same as the beneficial owner of the custodial IRA.  We require the custodian to provide us the name and date of birth of both the owner and the owner’s spouse.

Rider Effective Date.  The Joint LifePay rider effective date is the date the Joint LifePay rider becomes effective.  If you purchased the Joint LifePay rider when the Contract was issued, the Joint LifePay rider effective date is also the Contract Date.  .If the Joint LifePay rider was added after Contract issue, the rider effective date will be the date of the Contract’s next following quarterly Contract anniversary.  A quarterly Contract anniversary occurs once each quarter of a Contract Year from the Contract Date.

Charge.  The charge for the Joint LifePay rider, a living benefit, is deducted quarterly, and is a percentage of Contract Value:
Maximum Annual Charge	Current Annual Charge
1.50%	0.75%

L-1

We deduct the quarterly charge in arrears based on the Contract Date (Contract Year versus calendar year).  In arrears means the first charge is deducted at the end of the first quarter from the Contract Date.  If the rider is added after Contract issue, the charges will still be deducted on quarterly Contract anniversaries, but the first charge will be assessed proportionately based on what is owed at the time the rider is added through the Contract quarter end.  Similarly, the charge is assessed proportionately based on what is owed at the time the rider is terminated.  Charges are deducted during the period starting on the rider effective date and up to your rider’s Lifetime Automatic Periodic Benefit Status.  Lifetime Automatic Periodic Benefit Status occurs if your Contract Value is reduced to zero and other conditions are met.  The charge may be subject to change if you elect the reset option after your first five Contract Years, but subject to the maximum annual charge.

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

No Cancellation.  Once purchased,  the Joint LifePay rider may not be cancelled unless you cancel, surrender, annuitize, or otherwise terminate the Contract.  These events automatically cancel the Joint LifePay rider.

Termination.  The Joint LifePay rider is a “living benefit” which means the guaranteed benefits offered are intended to be available to you and your spouse while you are living and while your Contract is in the accumulation phase.  The optional rider automatically terminates if you:
•	You surrender or otherwise terminate your Contract during the accumulation phase or begin receiving income phase payments in lieu of payments under the Joint LifePay rider;
•
The Contract Owner or the first of joint owners or the Annuitant (when the owner is a non-natural person) dies during the accumulation phase, unless your spouse beneficiary elects to continue the Contract; or

•	There is a change in Contract Ownership (other than a spousal beneficiary continuation upon your death).

Other circumstances that may cause the Joint LifePay rider to terminate automatically are discussed below.

Active Status.  Once the Joint LifePay rider has been issued, a spouse must remain in “active” status in order to exercise rights and receive the benefits of the Joint LifePay rider after the first spouse’s death by electing spousal continuation, if allowed under the requirements of the Tax Code.  In general, changes to the ownership, Annuitant, and/or beneficiary designation requirements noted above will result in one spouse being designated as “inactive.” Inactive spouses are not eligible to continue the benefits of the Joint LifePay rider after the death of the other spouse.  Once designated “inactive,” a spouse may not regain active status under the Joint LifePay rider.  Specific situations that will result in a spouse’s designation as “inactive” include the following:
•
For nonqualified Contracts where the spouses are joint owners, the removal of a joint owner (if that spouse does not automatically become sole primary beneficiary pursuant to the terms of the Contract), or the change of one joint owner to a person other than an active spouse;

•
For nonqualified Contracts where one spouse is the owner and the other spouse is the sole primary beneficiary, as well as for IRA Contracts (including custodial IRAs), the addition of a joint owner who is not also an active spouse or any change of beneficiary (including the addition of primary beneficiaries); and

•	In the event of the death of one spouse (in which case the deceased spouse becomes inactive).

An owner may also request that one spouse be treated as inactive.  In the case of joint-owned Contracts, both Contract Owners must agree to such a request.  An inactive spouse is not eligible to exercise any rights or receive any benefits under the Joint LifePay rider.  However, all charges for the Joint LifePay rider will continue to apply, even if one spouse becomes inactive, regardless of the reason.  You should make sure you understand the impact of beneficiary and owner changes on the Joint LifePay rider prior to requesting any such changes.

A divorce will terminate the ability of an ex-spouse to continue the Contract.  See “Divorce” below.

L-2

As described below, certain features of the Joint LifePay rider may differ depending upon whether you are in Lifetime Guaranteed Withdrawal Status.

Joint LifePay Rider Phases.  The Joint LifePay rider has two phases.  The first phase, called the Growth Phase, begins on the rider effective date and ends as of the business day before the first withdrawal is taken (or when the Annuity Start Date is reached).  The second phase is called the Withdrawal Phase.  This phase begins as of the date you take the first withdrawal of any kind under the Contract (other than investment advisory fees, as described below) or the Annuity Start Date, whichever occurs first.  During the accumulation phase of the Contract, the Joint LifePay rider may be in either the Growth Phase or the Withdrawal Phase.  During the income phase of the Contract, the Joint LifePay rider may only be in the Withdrawal Phase.  The Joint LifePay rider is initially in Lifetime Guaranteed Withdrawal Status.  While in this status you may terminate the Joint LifePay rider by electing to enter the income phase and begin receiving annuity payments.  However, if you have not elected to begin receiving annuity payments, and the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status because the Contract Value has been reduced to zero, the Joint Life Pay rider and Contract terminate (other than those provisions regarding the payment of the Maximum Annual Withdrawal, as described below) and you can no longer elect to receive annuity payments.

Joint LifePay Base.  The Joint LifePay Base (called the “MGWB Base” in the Contract) is used to determine the Maximum Annual Withdrawal and is calculated as follows:
•	If you purchased the Joint LifePay rider on the Contract Date, the initial Joint LifePay Base is equal to the initial premium, plus Premium Credits; or
•	If you purchased the Joint LifePay rider after the Contract Date, the initial Joint LifePay Base is equal to the Contract Value on the rider effective date.

The initial Joint LifePay Base is increased dollar-for-dollar by any premiums received during the Growth Phase and Premium Credits, if any, (“eligible premiums”).  The Joint LifePay Base is also increased to equal the Contract Value if the Contract Value is greater than the current Joint LifePay Base, valued on each quarterly Contract anniversary after the rider effective date and during the Growth Phase.  The Joint LifePay Base has no additional impact on the calculation of annuity payments or withdrawal benefits.

Currently, any additional premiums paid during the Withdrawal Phase are not eligible premiums for purposes of determining the Joint LifePay Base or the Maximum Annual Withdrawal; however, we reserve the right to treat such premiums as eligible premiums at our discretion, in a nondiscriminatory manner.  Premiums received during the Withdrawal Phase do increase the Contract Value used to determine the reset Maximum Annual Withdrawal if you choose to reset the Joint LifePay rider (see “Joint LifePay Reset Option” below).  We reserve the right to discontinue allowing premium payments during the Withdrawal Phase.

Determination of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal is determined on the date the Withdrawal Phase begins.  It equals the Maximum Annual Withdrawal percentage multiplied by the greater of:
•	The Contract Value; and
•	The LifePay Base as of the last day of the Growth Phase.

The first withdrawal after the rider effective date (which causes the end of the Growth Phase) is treated as occurring on the first day of the Withdrawal Phase, immediately after calculation of the Maximum Annual Withdrawal.  The Maximum Annual Withdrawal percentage, which varies by age of the youngest active spouse on the date the Withdrawal Phase begins, is as follows:
Annuitant Age	Maximum Annual Withdrawal Percentage
55 to 64	4%
65 to 75	5%
76 to 80	6%
81+	7%

Once determined the Maximum Annual Withdrawal percentage never changes for the Contract, except as provided for under spousal continuation.  See “Continuation After Death – Spouse” below.  This is important to keep in mind in deciding when to take your first withdrawal because the younger you are at that time, the lower the Maximum Annual Withdrawal percentage.

L-3

If the Joint LifePay rider is in the Growth Phase, and the Annuity Start Date is reached, the Joint LifePay rider will enter the Withdrawal Phase and annuity payments will begin.  In lieu of the annuity options under the Contract, you may elect a life only annuity option under which we will pay the greater of the annuity payout under the Contract and equal annual payments of the Maximum Annual Withdrawal, provided that, if both spouses are active, payments under the life only annuity option will be calculated using the joint life expectancy table for both spouses.  If only one spouse is active, payments will be calculated using the single life expectancy table for the active spouse.

Withdrawals in a Contract Year that do not exceed the Maximum Withdrawal Amount do not reduce the Maximum Withdrawal Amount.  However, if withdrawals in any Contract Year exceed the Maximum Annual Withdrawal, the withdrawal is considered an “excess withdrawal” and the Maximum Annual Withdrawal will be reduced proportionally.  This means that the Maximum Annual Withdrawal will be reduced by the same proportion as the excess withdrawal is to the Contract Value determined:
•	Before the withdrawal, for the excess withdrawal; and
•	After the withdrawal, for the amount withdrawn up to the Maximum Annual Withdrawal (without regard to the excess withdrawal).

When a withdrawal is taken, the total withdrawals taken in a Contract Year are compared with the current Maximum Annual Withdrawal.  To the extent that the withdrawal taken causes the total withdrawals in that year to exceed the current Maximum Annual Withdrawal, that withdrawal is considered excess.  For purposes of determining whether the Maximum Annual Withdrawal has been exceeded, any applicable Market Value Adjustment or surrender charges will not be considered.  However, for purposes of determining the Maximum Annual Withdrawal reduction after an excess withdrawal, any surrender charges and/or Market Value Adjustment are considered to be part of the withdrawal and will be included in the proportional adjustment to the Maximum Annual Withdrawal.  See Examples 1 and 2 below for examples of this concept.

Required Minimum Distributions.  Withdrawals taken from the Contract to satisfy the Required Minimum Distribution rules of the Tax Code are considered withdrawals for purposes of the Joint LifePay rider and will begin the Withdrawal Phase if the Withdrawal Phase has not already started.  Any such withdrawal which exceeds the Maximum Annual Withdrawal for a specific Contract Year, will not be deemed excess withdrawals in that Contract Year for purposes of the Joint LifePay rider, subject to the following:
•
If your Required Minimum Distribution for a calendar year (determined on a date on or before December 31 of that year) applicable to the Contract, is greater than the Maximum Annual Withdrawal on that date, an Additional Withdrawal Amount will be set equal to that portion of the Required Minimum Distribution that exceeds the Maximum Annual Withdrawal;

•	You may withdraw the Additional Withdrawal Amount from this Contract without it being deemed an excess withdrawal;
•	Any withdrawals taken in a Contract Year will count first against the Maximum Annual Withdrawal for that Contract Year;
•
Once the Maximum Annual Withdrawal for the then current Contract Year has been taken, additional amounts withdrawn in excess of the Maximum Annual Withdrawal will count against and reduce any Additional Withdrawal Amount;

•	Withdrawals that exceed the Additional Withdrawal Amount are excess withdrawals and will reduce the Maximum Annual Withdrawal proportionally, as described above;
•
The Additional Withdrawal Amount is reset to zero at the end of each calendar year and remains at zero until it is reset in January of the following calendar year, even if, pursuant to the Tax Code, the Contract Owner may take a Required Minimum Distribution for that calendar year after the end of the calendar year; and

•
If the Contract is still in the Growth Phase on the date the Additional Withdrawal Amount is determined, but enters the Withdrawal Phase later during that calendar year, the Additional Withdrawal Amount will be equal to the amount in excess of the Maximum Annual Withdrawal necessary to satisfy the Required Minimum Distribution for that year (if any).

See Example 3 below.

Investment Advisory Fees.  Withdrawals taken pursuant to a program established by the owner for the payment of investment advisory fees to a named third party investment adviser for advice on management of the Contract’s values will not cause the Withdrawal Phase to begin.  During the Growth Phase such withdrawals reduce the Joint LifePay Base proportionally, and during the Withdrawal Phase these withdrawals are treated as any other withdrawal.

L-4

Lifetime Guaranteed Withdrawal Status.  This status begins on the date the Joint LifePay rider is issued (the “effective date of the Joint LifePay rider”) and continues until the earliest of:
•	The Annuity Start Date;
•	Reduction of the Contract Value to zero by a withdrawal in excess of the Maximum Annual Withdrawal (see “Lifetime Automatic Periodic Benefit Status” below);;
•	Reduction of the Contract Value to zero by a withdrawal less than or equal to the Maximum Annual
•	The surrender of the Contract; or
•
The death of the owner (or first owner in the case of joint owners, or the Annuitant in the case the owner is a non-natural person), unless your active spouse beneficiary elects to continue the Contract.

Joint LifePay Reset Option.  Beginning one year after the Withdrawal Phase begins, you may choose to reset the Maximum Annual Withdrawal, if the Maximum Annual Withdrawal percentage multiplied by the Contract Value would be greater than your current Maximum Annual Withdrawal.  You must elect to reset by a request in a form satisfactory to us.  On the date the request is received (the “Reset Effective Date”), the Maximum Annual Withdrawal will increase to be equal to the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the Reset Effective Date.  The reset option is only available when the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status.  We reserve the right to limit resets to the Contract anniversary.

After exercising the reset option, you must wait one year before electing to reset again.  We will not accept a request to reset if the new Maximum Annual Withdrawal on the date the request is received would be less than your current Maximum Annual Withdrawal.

If the reset option is exercised, the charge for the Joint LifePay rider will be equal to the charge then in effect for a newly purchased rider but will not exceed the maximum annual charge of 1.50%.  However, we guarantee that the Joint LifePay rider charge will not increase for resets exercised within the first five Contract Years.  See Example 4 below.

Lifetime Automatic Periodic Benefit Status.  If the Contract Value is reduced to zero by a withdrawal in excess of the Maximum Annual Withdrawal, the Contract and the Joint LifePay rider will terminate due to the proportional reduction described in “Determination of the Maximum Annual Withdrawal” above.

If the Contract Value is reduced to zero for a reason other than a withdrawal in excess of the Maximum Annual Withdrawal while the Joint LifePay rider is in Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider will enter Lifetime Automatic Periodic Benefit Status and you are no longer entitled to make withdrawals.  Instead, under the Joint LifePay rider you will begin to receive periodic payments in an annual amount equal to the Maximum Annual Withdrawal.

When the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status:
•	The Contract will provide no further benefits (including Death Benefits) other than as provided under the Joint LifePay rider;
•	No further premium payments will be accepted; and
•	Any other riders attached to the Contract will terminate, unless otherwise specified in that rider.

During Lifetime Automatic Periodic Benefit Status, we will pay you periodic payments in an annual amount that is equal to the Maximum Annual Withdrawal.  The time period for which we will make these payments will depend upon whether one or two spouses are active under the Joint LifePay rider at the time this status begins.  If both spouses are active under the Joint LifePay rider, these payments will cease upon the death of the second spouse, at which time both the Joint LifePay rider and the Contract will terminate without further value.  If only one spouse is active under the Joint LifePay rider, the payments will cease upon the death of the active spouse, at which time both the Joint LifePay rider and the Contract will terminate without value.

If the Maximum Annual Withdrawal exceeds the net withdrawals taken in the Contract Year when the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status (including the withdrawal that results in the Contract Value decreasing to zero), that difference will be paid immediately to the Contract Owner.  The periodic payments will begin on the last day of the first full Contract Year following the date the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status and will continue to be paid annually thereafter.

L-5

You may elect to receive systematic withdrawals, pursuant to the terms of the Contract.  Under a systematic withdrawal, either a fixed amount or an amount based upon a percentage of the Contract Value will be withdrawn from your Contract and paid to you on a scheduled basis, either monthly, quarterly, or annually.  If, at the time the Joint LifePay rider enters Lifetime Automatic Periodic Benefit Status, you are receiving systematic withdrawals under the Contract more frequently than annually, the periodic payments will be made at the same frequency in equal amounts such that the sum of the payments in each Contract Year will equal the annual Maximum Annual Withdrawal.  Such payments will be made on the same payment dates as previously set up if the payments were being made monthly or quarterly.  If the payments were being made semi-annually or annually, the payments will be made at the end of the half-Contract Year or Contract Year, as applicable.

Investment Option Restrictions While the Joint LifePay rider is in effect, there are limits on the Funds to which your Contract Value may be allocated.  Contract Value allocated to Funds other than Accepted Funds will be rebalanced so as to maintain at least 20% of such Contract Value in the Fixed Allocation Funds.  See “Fixed Allocation Funds Automatic Rebalancing” below.  We have these investment option restrictions to lessen the likelihood we would have to make payments under this rider.  We require this allocation regardless of your investment instructions to the Contract.  The Joint LifePay rider was not issued until your Contract Value was allocated in accordance with these investment option restrictions.  The timing of when and how we apply these investment option restrictions is discussed further below.

Accepted Funds. The currently available Accepted Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  No rebalancing is necessary when Contract Value is allocated entirely to Accepted Funds.  We may change these designations at any time upon 30 days’ notice to you. If a change is made, the change will apply to Contract Value allocated to such funds after the date of the change.

Fixed Allocation Funds The currently available Fixed Allocation Funds are listed at the end of APPENDIX A - Accepted Funds and Fixed Allocation Funds for Living Benefit Riders.  We consider the Voya Intermediate Bond Portfolio to be the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.

Other Funds.  All Funds available under the Contract that are not Accepted Funds or the Fixed Allocation Funds are considered Other Funds.

Fixed Allocation Funds Automatic Rebalancing.  If the Contract Value in the Fixed Allocation Funds is less than 20% of the total Contract Value allocated to the Fixed Allocation Funds and Other Funds on any LifePay Rebalancing Date, we will automatically rebalance the Contract Value allocated to the Fixed Allocation Funds and Other Funds so that 20% of this amount is allocated to the Fixed Allocation Funds.  Accepted Funds are excluded from Fixed Allocation Funds Automatic Rebalancing.  Any rebalancing is done proportionally among the Other Funds and will be the last transaction processed on that date.  The LifePay Rebalancing Dates occur on:
•	The rider effective date;
•	Each Contract anniversary;
•	Receipt of additional premium;
•	Transfer or reallocation among the Fixed Allocation Funds or Other Funds, whether automatic or specifically directed by you; and
•	Withdrawals from the Fixed Allocation Funds or Other Funds.

Fixed Allocation Funds Automatic Rebalancing is separate from any other automatic rebalancing under the Contract.  However, if the other automatic rebalancing under the Contract causes the allocations to be out of compliance with the investment option restrictions noted above, Fixed Allocation Funds Automatic Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.”

L-6

In certain circumstances, Fixed Allocation Funds Automatic Rebalancing may result in a reallocation into the Fixed Allocation Funds even if you have not previously been invested in them.  See “APPENDIX H – Examples of Fixed Allocation Funds Automatic Rebalancing.” By electing to purchase the Joint LifePay rider, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Allocation Funds.  You should not purchase the Joint LifePay rider if you do not wish to have your Contract Value reallocated in this manner.

Divorce.  Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the Joint LifePay rider, while the ex-spouse will no longer have any such rights or be entitled to any such benefits.  In the event of a divorce during Lifetime Guaranteed Withdrawal Status, the Joint LifePay rider continues, and terminates upon the death of the owner (first owner in the case of joint owners, or the Annuitant in the case the owner is a non-natural person).  Although spousal continuation may be available under the Tax Code for a additional spouse, the Joint LifePay rider cannot be continued by the new spouse.  As the result of the divorce, we may be required to withdraw assets for the benefit of an ex-spouse.  Any such withdrawal will be considered a withdrawal for purposes of the Maximum Annual Withdrawal amount.  In other words, if a withdrawal incident to a divorce exceeds the Maximum Annual Withdrawal amount, it will be considered an excess withdrawal.  See “Determination of the Maximum Annual Withdrawal”  above.  As noted, in the event of a divorce there is no change to the Maximum Annual Withdrawal and we will continue to deduct charges for the Joint LifePay rider.

In the event of a divorce during Lifetime Automatic Periodic Benefit Status, there will be no change to the periodic payments made.  Payments will continue until both spouses are deceased.

Death of Owner or Annuitant.  The death of the owner (first owner in the case of joint owners, the Annuitant in case of the owner is a non-natural person) during Lifetime Guaranteed Withdrawal Status may cause the termination of the Joint LifePay rider and its charges, depending upon whether one or both spouses are in active status at the time of death, as described below.
•
If both spouses are in active status: If the surviving spouse elects to continue the Contract and becomes the sole owner and Annuitant, the Joint LifePay rider will remain in effect pursuant to its original terms and Joint LifePay coverage and charges will continue.  As of the date the Contract is continued, the Maximum Annual Withdrawal will be set to the greater of the existing Maximum Annual Withdrawal or the Maximum Annual Withdrawal percentage multiplied by the Contract Value on the date the Contract is continued.  Such a reset will not count as an exercise of the Joint LifePay Reset Option, and rider charges will not increase.

•
If the surviving spouse elects not to continue the Contract, Joint LifePay rider coverage and charges will cease upon the earlier of payment of the Death Benefit or notice that an alternative distribution option has been chosen.

•	If the surviving spouse is in inactive status: The Joint LifePay rider terminates and Joint LifePay coverage and charges cease upon proof of death.

Change of Owner or Annuitant.  Other than as a result of spousal continuation, you may not change the Annuitant.  The Joint LifePay rider and rider charges will terminate upon change of owner, including adding an additional owner, except for the following ownership changes:
•	Spousal continuation by an active spouse, as described above;
•	Change of owner from one custodian to another custodian for the benefit of the same individual;
•
Change of owner from a custodian for the benefit of an individual to the same individual (in order to avoid the owner’s spouse from being designated inactive, the owner’s spouse must be named sole beneficiary under the Contract);

•	Change of owner from an individual to a custodian for the benefit of the same individual;
•	Collateral assignments;
•	For nonqualified Contracts only, the addition of a joint owner, provided that the additional joint owner is the original owner’s spouse and is active when added as joint owner;
•	For nonqualified Contracts, removal of a joint owner, provided the removed joint owner is active and becomes the primary Contract beneficiary; and
•	Change of owner where the owner becomes the sole primary beneficiary and the sole primary beneficiary becomes the owner if both were active spouses at the time of the change.

L-7

Surrender Charges.  If you elect the Joint LifePay rider, your withdrawals will be subject to surrender charges if they exceed the Free Withdrawal Amount.  However, once your Contract Value is zero, the periodic payments under the Joint LifePay rider are not subject to surrender charges, nor will these amounts be subject to any other charges under the Contract.

Loans (if available).  The portion of any Contract Value used to pay off an outstanding loan balance will reduce the Joint LifePay Base or Maximum Annual Withdrawal as applicable.  We do not recommend the Joint LifePay rider if loans are contemplated.

Taxation.  For more information about the tax treatment of amounts paid to you under the Joint LifePay rider, see “FEDERAL TAX CONSIDERATIONS – Tax Consequences of Living Benefits and Enhanced Death Benefits.”
Joint LifePay Partial Withdrawal Amount Examples.  The following are examples of adjustments to the Maximum Annual Withdrawal amount for withdrawals in excess of the Maximum Annual Withdrawal:

Example 1: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal, including surrender and/or MVA charges.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $500 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $300 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $200 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, then there is an adjustment to the Maximum Annual Withdrawal.

Total gross withdrawals during the Contract Year are $7,000 ($3,000 + $500 + $1,500 + $300 + $1,500 + $200).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal ($7,000 - $5,000 = $2,000), and the amount of the current gross withdrawal ($1,500 + $200 = $1,700).

If the Contract Value before this withdrawal is $50,000, then the Maximum Annual Withdrawal is reduced by 3.40% ($1,700 / $50,000) to $4,830 ((1 - 3.40%) * $5,000).

Example 2: Adjustment to the Maximum Annual Withdrawal amount for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000.

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Because total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, there is an adjustment to the Maximum Annual Withdrawal.

L-8

Total gross withdrawals during the Contract Year are $6,000 ($3,000 + $1,500 + $1,500).  The adjustment is the lesser of the amount by which the total gross withdrawals for the year exceed the Maximum Annual Withdrawal, $1,000, and the amount of the current gross withdrawal, $1,500.

If the Contract Value after the part of the gross withdrawal that was within the Maximum Annual Withdrawal, $500, is $49,500, then the Maximum Annual Withdrawal is reduced by 2.02% ($1,000 / $49,500) to $4,899 ((1 - 2.02%) * $5,000).

Example 3: A withdrawal exceeds the Maximum Annual Withdrawal amount but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000.  The RMD for the current calendar year applicable to this Contract is determined to be $6,000.  The Additional Withdrawal Amount is set equal to the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

The first withdrawal taken during the Contract Year is $3,000 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  The Maximum Annual Withdrawal is not exceeded because total net withdrawals, $4,500, do not exceed the Maximum Annual Withdrawal, $5,000.

The next withdrawal taken during the Contract Year is $1,500 net, with $0 of surrender charges and/or MVA charges.  Total net withdrawals taken, $6,000, exceed the Maximum Annual Withdrawal, $5,000, however, the Maximum Annual Withdrawal is not adjusted until the Additional Withdrawal Amount is exhausted.  The amount by which total net withdrawals taken exceed the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000), is the same as the Additional Withdrawal Amount, so no adjustment to the Maximum Annual Withdrawal is made.  If total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, then an adjustment would be made to the Maximum Annual Withdrawal.

Example 4: The Reset Option is utilized.

Assume the Maximum Annual Withdrawal is $5,000 and the Maximum Annual Withdrawal percentage is 5%.

One year after the first withdrawal is taken, the Contract Value has increased to $120,000, and the Reset Option is utilized.  The Maximum Annual Withdrawal is now $6,000 ($120,000 * 5%).

One year after the Reset Option was first utilized, the Contract Value has increased further to $130,000.  The Reset Option is utilized again, and the Maximum Annual Withdrawal is now $6,500 ($130,000 * 5%).

L-9

APPENDIX M - MINIMUM GUARANTEED WITHDRAWAL BENEFIT (PRINCIPALGUARD)
(Applicable to Contracts issued in states where LifePay was not available.)

Minimum Guaranteed Withdrawal Benefit (“MGWB”) Rider.  The MGWB rider, marketed under the name, PrincipalGuard Withdrawal Benefit, is an optional benefit which guarantees that if your Contract Value is reduced to zero, you will receive periodic payments.  The amount of the periodic payments is based on the amount in the MGWB Withdrawal Account.  Only premiums added to your Contract during the first two-year period after your rider effective date are included in the MGWB Withdrawal Account.  Any additional premium payments added after the second rider anniversary are not included in the MGWB Withdrawal Account.  Thus, the MGWB rider may not be appropriate for you if you plan to add substantial premium payments after your second rider anniversary.

The guarantee provides that, subject to the conditions described below, the amount you will receive in periodic payments is equal to your Eligible Payment Amount adjusted for any prior withdrawals.  Your Eligible Payment Amount depends on when you purchase the MGWB rider and equals:
•	If you purchased the MGWB rider on the Contract Date: your premium payments received during the first two Contract Years; or
•
If you purchased the MGWB rider after the Contract Date: your Contract Value on the rider effective date, including any premiums received that day, and any additional premium payments received during the two-year period commencing on the rider effective date.

To maintain the guarantee, withdrawals in any Contract Year may not exceed 7% of your Eligible Payment Amount adjusted, as defined below.  If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year.  Payments continue until your MGWB Withdrawal Account is reduced to zero.  Please note that before Automatic Periodic Benefit status is reached, withdrawals in excess of the Free Withdrawal Amount will be subject to surrender charges.  Once your Contract reaches Automatic Period Benefit Status, the periodic payments paid under the MGWB rider are not subject to surrender charges.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Covered and Excluded Funds.  The MGWB Withdrawal Account is tracked separately for Covered and Excluded Funds.  The MGWB Withdrawal Account equals the sum of:
•	The MGWB Withdrawal Account allocated to Covered Funds; and
•	The lesser of
	o	The MGWB Withdrawal Account allocated to Excluded Funds and
	o	The Contract Value in Excluded Funds

Thus, investing in the Excluded Funds may limit the MGWB Withdrawal Account.  No investment options are currently designated as Excluded Funds for the Minimum Guaranteed Withdrawal Benefit.

The Maximum Annual Withdrawal Amount (or “MAW”) is equal to 7% of the Eligible Payment Amount.  Withdrawals from Covered Funds of up to the MAW will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal.  Any withdrawals from Covered Funds greater than the MAW will cause a reduction in the MGWB Withdrawal Account allocated to Covered Funds by the proportion that the excess withdrawal bears to the remaining Contract Value in Covered Funds after the withdrawal of the MAW.  All withdrawals from Excluded Funds will reduce the value of the MGWB Withdrawal Account allocated to Excluded Funds proportionally.  If a single withdrawal involves both Covered and Excluded Funds and exceeds 7%, the withdrawal will be treated as taken first from Covered Funds.

Any withdrawals greater than the MAW will also cause a reduction in the Eligible Payment Amount by the proportion that the excess portion of the withdrawal bears to the Contract Value remaining after withdrawal of the MAW at the time of the withdrawal.  Please see “MGWB Excess Withdrawal Amount Examples” below.

Once your Contract Value is zero, any periodic payments paid under the MGWB rider also reduce the MGWB Withdrawal Account by the dollar amount of the payments.  If a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

M-1

Net transfers from Covered Funds to Excluded Funds will reduce the MGWB Withdrawal Account allocated to Covered Funds proportionally.  The resulting increase in the MGWB Withdrawal Account allocated to Excluded Funds equals the reduction in the MGWB Withdrawal Account for Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the MGWB Withdrawal Account allocated to Excluded Funds proportionally.  The resulting increase in the MGWB Withdrawal Account allocated to Covered Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Excluded Funds and the net Contract Value transferred.

You should not make any withdrawals if you wish to retain the option to elect the Step-Up Benefit (see below).

The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments.  It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested.  It will not affect your annuitization, surrender and Death Benefits.

Guaranteed Withdrawal Status.  You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero.  See “WITHDRAWALS.”  However, making any withdrawals in any year greater than the MAW will reduce the Eligible Payment Amount and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal.  The MGWB rider will remain in force and you may continue to make withdrawals each year so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract or surrendered the Contract.

The standard Contract provision limiting withdrawals to no more than 90% of the Cash Surrender Value is not applicable under the MGWB rider.

Automatic Periodic Benefit Status.  Under the MGWB rider, in the event your Contract Value is reduced to zero, your Contract is given Automatic Periodic Benefit Status, if:
•	Your MGWB Withdrawal Account is greater than zero;
•	You have not reached your latest allowable Annuity Start Date;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract or surrendered the Contract.

Once your Contract is given Automatic Periodic Benefit Status, we will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary until the earliest of:
•	Your Contract’s latest Annuity Start Date;
•	The death of the owner; or
•	Your MGWB Withdrawal Account is exhausted.

These payments are equal to the lesser of the remaining MGWB Withdrawal Account or the MAW.  We will reduce the MGWB Withdrawal Account by the amount of each payment.  Once your Contract is given Automatic Periodic Benefit Status, we will not accept any additional premium payments in your Contract, the Contract will not provide any benefits except those provided by the MGWB rider, and all other riders terminate.  Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:
•	Payment of all MGWB periodic payments;
•	Payment of the Commuted Value (defined below); or
•	The owner’s death.

M-2

On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining.  We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments.  The Commuted Value is the present value of any then-remaining MGWB periodic payments at the current interest rate plus 0.50%.  The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments.  Once we pay you the last MGWB periodic payment or the Commuted Value, your Contract and the MGWB rider terminate.

Reset Option.  Beginning on the fifth Contract anniversary following the rider effective date, if the Contract Value is greater than the MGWB Withdrawal Account, you may choose to reset the MGWB Rider.  The effect will be to terminate the existing MGWB Rider and add a new MGWB Rider (“New Rider”).  The MGWB Withdrawal Account under the New Rider will equal the Contract Value on the date the New Rider is effective.  The charge for the MGWB under the New Rider will increase to the maximum annual charge of 1.00%.  The Reset Option can only be elected on Contract anniversaries.  If you elect the Reset Option, the Step-Up benefit is not available.

Step-Up Benefit.  If the rider effective date is the same as the Contract Date, beginning on the fifth Contract anniversary following the rider effective date, if you have not made any previous withdrawals, you may elect to increase the MGWB Withdrawal Account, the adjusted Eligible Payment Amount and the MAW by a factor of 20%.  This option is available whether or not the Contract Value is greater than the MGWB Withdrawal Account.  If you elect the Step-Up Benefit:
•	We reserve the right to increase the charge for the MGWB Rider up to a maximum annual charge of 1.00% of Contract Value; and
•	You must wait at least five years from the Step-Up date to elect the Reset Option.

The Step-Up Benefit may be elected only one time under the MGWB Rider.  Election of the Step-Up Benefit is limited to Contract anniversaries only.  Please note that if you have a third party investment adviser who charges a separate advisory fee, and you have chosen to use withdrawals from your Contract to pay this fee, these will be treated as any other withdrawals, and the Step-Up Benefit will not be available.

Death of Owner

Before Automatic Periodic Benefit Status.  The MGWB rider terminates on the first owner’s date of death (death of Annuitant, if the owner is a non-natural person), but the Death Benefit is payable.  However, if the beneficiary is the owner’s spouse, the spouse elects to continue the Contract, and the Contract Value steps up to the minimum guaranteed Death Benefit, the MGWB Withdrawal Account and MAW are also reset.  The MGWB charge will continue at the existing rate.  Reset upon spousal continuation does not affect any then existing Reset Option.

During Automatic Periodic Benefit Status.  The Death Benefit payable during Automatic Periodic Benefit Status is your MGWB Withdrawal Account which equals the sum of the remaining MGWB periodic payments.

Purchase.  To purchase the MGWB rider, you must have been age 80 or younger on the rider effective date.  The MGWB rider must have been purchased on the Contract Date.  If the rider was not yet available in your state, the Company may in its discretion allowed purchase of this rider during the 30-day period preceding the first Contract anniversary after the date of state approval.

M-3

Minimum Guaranteed Withdrawal Benefit Rider Charge:1
As an Annual Charge[2]	As a Quarterly Charge	Maximum Annual Charge if Step-Up Benefit Elected[3]
0.45% of Contract Value	0.1125% of Contract Value	1.00% of Contract Value

[1]
We deduct optional rider charges from the Subaccounts in which you are invested on each quarterly contract anniversary and proportionally on termination of the Contract; if the value in the Subaccounts is insufficient, the optional rider charges will be deducted from the Fixed Interest Option(s) nearest maturity, and the amount deducted may be subject to a Market Value Adjustment.

[2]	If you choose to reset the MGWB Rider , the charge for the MGWB will increase to an annual charge of 1.00% of contract value. Please see “Minimum Reset Option” above.
[3]
If your rider was issued prior to May 1, 2005 , and you elect the Step-Up Benefit, we will increase the charge for the MGWB rider to the maximum annual charge of 1.00% of contract value.  Please see “Step-Up Benefit” above.

MGWB Excess Withdrawal Amount Examples.  The following are examples of adjustments to the MGWB Withdrawal Account and the Maximum Annual Withdrawal Amount for Transfers and Withdrawals in Excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawals Amount”):

Example #1: Owner has invested only in Covered Funds

Assume the Contract Value before the withdrawal is $100,000 and is invested in Covered Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made.  The effect of the withdrawal is calculated as follows:

The new Contract Value is $90,000 ($100,000 - $10,000).

The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).

The Covered Withdrawal Account is first reduced dollar-for-dollar by the portion of the withdrawal up to the MAW to $113,000 ($120,000 - $7,000), and is then reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $109,354.84 ($113,000 * (1 - $3,000 / $93,000)).

The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)).  The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether Contract Value is allocated to Covered or Excluded Funds.  The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

Example #2: Owner has invested only in Excluded Funds

Assume the Contract Value before the withdrawal is $100,000 and is invested in Excluded Funds only, the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $120,000, and a withdrawal of $10,000 is made.  The effect of the withdrawal is calculated as follows:

The new Contract Value is $90,000 ($100,000 - $10,000).

The Excess Withdrawal Amount is $3,000 ($10,000 - $7,000).
The Excluded Withdrawal Account is reduced proportionally based on the ratio of the entire amount withdrawn to the Contract Value (before the withdrawal) to $108,000 ($120,000 * (1 - $10,000 / $100,000)).
M-4

The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)).  The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether Contract Value is allocated to Covered or Excluded Funds.  The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

Example #3: Owner has invested in both Covered and Excluded Funds

Assume the Contract Value before the withdrawal is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds.  Further assume that the Eligible Payment Amount (“EPA”) is $100,000, the Maximum Annual Withdrawal Amount (“MAW”) is $7,000, the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a withdrawal is made of $10,000 ($8,000 from Covered Funds and $2,000 from Excluded Funds).

The new Contract Value for Covered Funds is $52,000 ($60,000 - $8,000), and the new Contract Value for Excluded Funds is $38,000 ($40,000 - $2,000).

The Covered Withdrawal Account is first reduced dollar-for-dollar by the lesser of the MAW ($7,000) and the amount withdrawn from Covered Funds ($8,000) to $68,000 ($75,000 - $7,000), and is then reduced proportionally based on the ratio of any Excess Withdrawal Amount from Covered Funds to the Contract Value in Covered Funds (after being reduced for the withdrawal up to the MAW) to $66,716.98 ($68,000 * (1 – $1,000 / $53,000).

The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount withdrawn from Excluded Funds to the Contract Value in Excluded Funds (prior to the withdrawal) to $42,750 ($45,000 * (1 - $2,000 / $40,000)).

The EPA is reduced proportionally based on the ratio of the Excess Withdrawal Amount to the Contract Value (after being reduced for the withdrawal up to the MAW) to $96,774.19 ($100,000 * (1 - $3,000 / $93,000)).  The reduction to the EPA for withdrawals of Excess Withdrawal Amount is applied proportionally regardless of whether Contract Value is allocated to Covered or Excluded Funds.  The MAW is then recalculated to be 7% of the new EPA, $6,774.19 ($96,774.19 * 7%).

Example #4: Owner transfers Funds from Excluded Funds to Covered Funds

Assume the Contract Value  before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds.  Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Excluded Funds to Covered Funds.

The new Contract Value for Covered Funds is $70,000 ($60,000 + $10,000), and the new Contract Value for Excluded Funds is $30,000 ($40,000 - $10,000).

The Excluded Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Excluded Funds to the Contract Value in Excluded Funds (prior to the transfer) to $33,750 ($45,000 * (1 - $10,000 / $40,000)).

The Covered Withdrawal Account is increased by the lesser of the reduction of the Excluded Withdrawal Account of $11,250 ($45,000 - $33,750) and the actual amount transferred of $10,000.  Thus, the Covered Withdrawal Account is increased to $85,000 ($75,000 + $10,000).

M-5

Example #5: Owner transfers Funds from Covered Funds to Excluded Funds

Assume the Contract Value before the transfer is $100,000 and is invested $60,000 in Covered Funds and $40,000 in Excluded Funds.  Further assume that the MGWB Withdrawal Account allocated to Covered Funds (“Covered Withdrawal Account”) is $75,000, the MGWB Withdrawal Account allocated to Excluded Funds (“Excluded Withdrawal Account”) is $45,000, and a transfer is made of $10,000 from Covered Funds to Excluded Funds.

The new Contract Value for Covered Funds is $50,000 ($60,000 - $10,000), and the new Contract Value for Excluded Funds is $50,000 ($40,000 + $10,000).

The Covered Withdrawal Account is reduced proportionally based on the ratio of the amount transferred from Covered Funds to the Contract Value in Covered Funds (prior to the transfer) to $62,500 ($75,000 * (1 - $10,000 / $60,000)).

The Excluded Withdrawal Account is increased by the reduction of the Covered Withdrawal Account of $12,500 ($75,000 - $62,500) to $57,500 ($45,000 + $12,500).

M-6

APPENDIX N - MINIMUM GUARANTEED WITHDRAWAL BENEFIT
(Applicable to certain Contracts issued in 2003 and before.)

Minimum Guaranteed Withdrawal Benefit (MGWB) Rider. The MGWB Rider is an Optional Benefit which guarantees that if your Contract value is reduced to zero, you will receive periodic payments equal to all premium payments paid during the first two Contract Years (Eligible Payment Amount) adjusted for any prior withdrawals. To maintain this guarantee, withdrawals in any Contract Year may not exceed 7% of your adjusted Eligible Payment Amount. If your Contract Value is reduced to zero, your periodic payments will be 7% of your Eligible Payment Amount every year. Payments continue until your MGWB Withdrawal Account is reduced to zero. The charge for this version of the MGWB Rider is deducted quarterly of the original Eligible Payment Amount:
Maximum Annual Charge	Current Annual Charge
1.00%	0.65%

For contracts issued with a prior version of this MGWB rider, the current charge is 0.50%.  For a further discussion of the charges we deduct under the MGWB rider, see “Optional Rider Charges.”  Your original Eligible Payment Amount depends on when you purchase the MGWB rider and is:
•	If you purchased the MGWB rider on the contract date, your premium payments received during the first two contract years; or
•
If you purchased the MGWB rider after the contract date, your contract value on the rider date, including any premiums received that day, and any subsequent premium payments received during the two-year period commencing on the rider date.

Once issued the rider may not be cancelled.

The MGWB Withdrawal Account. The MGWB Withdrawal Account is only a calculation which represents the remaining amount available for periodic payments. It does not represent a Contract Value, nor does it guarantee performance of the Subaccounts in which you are invested. It will not affect your annuitization, surrender and death benefits.

The MGWB Withdrawal Account is tracked separately for Special and Non-Special Funds (if applicable*) and adjusted for any withdrawals and transfers between Special and Non-Special Funds. Periodic Payments will reduce the MGWB Withdrawal Account by the dollar amount of the withdrawal.

The MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals and transfers between Special and non-Non-Special Funds.  The MGWB Withdrawal Account equals the sum of:
•	The MGWB Withdrawal Account allocated to Non-Special Funds, if any; and,
•	The lesser of:
o The Eligible Payment Amount allocated to Special Funds, if any; and
o The Contract Value in the Special Funds, if any.

Thus, investing in the Special Funds may limit the MGWB Withdrawal Account.  However, the MGWB Withdrawal Account is also subject to a “floor”, discussed later, which may partially offset the effects of investing in Special Funds.

Fund Categories.  The pre-2000 MGWB rider has no Fund categorization.  The 2001 MGWB rider categorizes Funds as Non-Special or Special.  The 2003 MGWB rider refers to Non-Special Funds as Covered Funds and Special Funds as Excluded Funds. The Fixed Interest Options are the only investment options currently designated as Special Funds for purposes of calculating the MGWB Withdrawal Account.  Non-Special or Covered Funds are any investment options not designated as Special Funds.

N-1

Depending on the version of your rider, withdrawals may impact your MGWB Withdrawal Account differently.  For some versions, withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal.  For other versions, withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the value of your MGWB Withdrawal Account by the dollar amount of the withdrawal for Non Special Funds and pro rata for Special Funds, based on the source of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the MGWB Withdrawal Account of the Special and Non-Special Funds by the proportion that the withdrawal bears to the Contract Value of the Special and Non-Special Funds, respectively, at the time of the withdrawal. If a single withdrawal involves both Special and Non-Special Funds and causes the 7% to be exceeded, the withdrawal will be treated as taken first from Non-Special Funds. Any withdrawals greater than 7% per year of the Eligible Payment Amount will also cause a reduction in the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB Withdrawal Account is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero. If the MGWB Withdrawal Account is greater than the floor and a withdrawal reduces the MGWB Withdrawal Account to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Net transfers from Special Funds to Non-Special Funds will reduce the MGWB Withdrawal Account allocated to Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Non-Special Funds will equal the lesser of the reduction in the MGWB Withdrawal Account for Special Funds and the net Contract Value transferred.

Net transfers from Non-Special Funds to Special Funds will reduce the MGWB Withdrawal Account allocated to Non-Special Funds on a pro-rata basis. The resulting increase in the MGWB Withdrawal Account allocated to Special Funds equals the reduction in the MGWB Withdrawal Account for Non-Special Funds.

The floor for your MGWB Withdrawal Account is equal to the Eligible Payment Amount adjusted for any withdrawals. Withdrawals of up to 7% per year of the Eligible Payment Amount will reduce the floor by the dollar amount of the withdrawal. Any withdrawals greater than 7% per year of the Eligible Payment Amount will cause a reduction in the floor for the MGWB Withdrawal Account and the Eligible Payment Amount by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The floor is also reduced by the amount of any periodic payments paid under the MGWB rider once your Contract Value is zero.

If the floor is greater than the MGWB Withdrawal Account and a withdrawal reduces the floor to zero, the MGWB rider terminates and no further benefits are payable under the rider.

Guaranteed Withdrawal Status. You may continue to make withdrawals in any amount permitted under your Contract so long as your Contract Value is greater than zero. See the “Withdrawals” Section for more information. Making any withdrawals in any year greater than 7% per year of the Eligible Payment Amount will reduce the Eligible Payment Amount for future withdrawals and payments under the MGWB rider by the proportion that the withdrawal bears to the Contract Value at the time of the withdrawal. The MGWB rider, will remain in force, and you may continue to make withdrawals so long as:
•	Your Contract Value is greater than zero;
•	Your MGWB Withdrawal Account or the floor is greater than zero;
•	Your latest allowable Annuity Start Date has not been reached;
•	You have not elected to annuitize your Contract; and
•	You have not died (unless your spouse has elected to continue the Contract), changed the ownership of the Contract, or surrendered the Contract.

Any  Contract provision limiting withdrawals to no more than 90% of the cash surrender value is not applicable under the MGWB rider.

Automatic Periodic Benefit Status. Under the MGWB rider, in the event your Contract Value is reduced to zero your Contract is given what we refer to as Automatic Periodic Benefit Status if the following conditions exist:
•	Your MGWB Withdrawal Account or the floor is greater than zero;
•	Your latest allowable Annuity Start Date has not been reached;
•	You have not elected to annuitize your Contract; and
•	You have not died, changed the ownership of the Contract, or surrendered the Contract.

N-2

Once your Contract is given Automatic Periodic Benefit Status, the greater of the floor and the MGWB Withdrawal Account will be treated as the MGWB Withdrawal Account to determine any rider benefits. We will pay you the annual MGWB periodic payments, beginning on the next Contract anniversary equal to the lesser of the remaining MGWB Withdrawal Account or 7% annually of your Eligible Payment Amount until the earliest of:
•	Your Contract’s latest Annuity Start Date,
•	The death of the Contract Owner; or
•	Until your MGWB Withdrawal Account is exhausted

We will reduce the MGWB Withdrawal Account by the amount of each payment. Once your Contract is given Automatic Periodic Benefit Status (that is, your Contract Value is zero), we will not accept any additional premium payments in your Contract, and the Contract will not provide any benefits except those provided by the MGWB rider. Any other rider terminates. Your Contract will remain in Automatic Periodic Benefit Status until the earliest of:
•	Payment of all MGWB periodic payments and payment of the Commuted Value (defined below) or
•	The Contract Owner’s death.

On the Contract’s latest Annuity Start Date, in lieu of making the remaining MGWB periodic payments, we will pay you the Commuted Value of your MGWB periodic payments remaining. We may, at our option, extend your Annuity Start Date in order to continue the MGWB periodic payments. The Commuted Value is the present value of any then remaining MGWB periodic payments at the current interest rate plus 0.50%. The current interest rate will be determined by the average of the Ask Yields for U.S. Treasury STRIPS as quoted by a national quoting service for period(s) applicable to the remaining payments. Once the last MGWB periodic payment is made or we pay you the Commuted Value, your Contract and the MGWB rider terminate.

Death Benefit During Automatic Periodic Benefit Status. Depending on the version of the rider, the death benefit payable during Automatic Periodic Benefit Status may vary.  For some versions, it also could have varied based on the base Contract Death Benefit elected.  For certain rider versions, if you have never withdrawn more than 7% per year of the Eligible Payment Amount and you elected the 7% Solution Enhanced Death Benefit in your Contract (or you elected the Max 7 Enhanced Death Benefit resulting in the 7% Solution Enhanced Death Benefit as the actual benefit), the Death Benefit otherwise payable under the terms of your Contract will remain in force during any Automatic Periodic Benefit Status. In determining the amount of the Death Benefit during the Automatic Periodic Benefit Status, we deem your Contract Value to be zero and treat the MGWB periodic payments as withdrawals. In all other cases, the Death Benefit payable during Automatic Periodic Benefit Status is the greater of the floor and your MGWB Withdrawal Account, which equals the sum of the remaining MGWB periodic payments. If you elected the Max 7 Enhanced Death Benefit, then the 7% Solution and the Annual Ratchet components shall each be calculated as if each were the elected Death Benefit option.  For other versions of the base Contract Death Benefit and other versions of the MGWB rider, the death benefit payable while in Automatic Periodic Benefit Status will be the MGWB Withdrawal Account.

N-3

APPENDIX O – STATE VARIATIONS

This APPENDIX O contains important state specific variations for Contracts issued in Massachusetts, Washington and
Oregon.  The prospectus and this APPENDIX O provide a general description of the Contract, so please see your Contract, any endorsements, and riders for the details.

For Contracts issued in the Commonwealth of Massachusetts, the following provisions apply:
•	The Fixed Interest Division is not available;
•	Loans under 403(b) contracts are not available; and
•	The Waiver of Surrender Charge for Extended Medical Care or Terminal Illness is not available.

For Contracts issued in the State of Washington, the following provisions apply:
•	The Fixed Account is not available;
•	The Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge is only deducted from the Subaccounts in which you are invested. No deduction will be made from the Fixed Interest Option; and
•
The following describes the Death Benefit options for Contracts issued in the State of Washington on or before April 30, 2009.  Other than as described below, please see the prospectus for a full description of your Death Benefit options and other Contract features.

We use the Base Death Benefit to help determine the minimum Death Benefit payable under each of the Death Benefit options described below.  You do not elect the Base Death Benefit.  The Base Death Benefit is equal to the greater of:
•	The Contract Value; and
•	The Cash Surrender Value.

The Standard Death Benefit equals the greatest of:
•	The Base Death Benefit;
•	The Floor; and
•	The Standard Minimum Guaranteed Death Benefit.

The Floor for the Death Benefit is the total premium payments made under the Contract reduced by a proportional adjustment for any withdrawal.

The Standard Minimum Guaranteed Death Benefit equals the initial premium payment, increased by premium payments after issue, and reduced by a proportional adjustment for any withdrawal.

Enhanced Death Benefit Options.  Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit and the Enhanced Death Benefit option elected.  For purposes of calculating the 5.5% Solution Enhanced Death Benefit and the Max 5.5 Enhanced Death Benefit, certain Funds, and the Fixed Interest Division are designated as “Special Funds.”

The following investment options are designated as Special Funds: the Voya Government Liquid Assets Portfolio and the Fixed Interest Division.

The ProFunds VP Rising Rates Opportunity Portfolio is also a Special Fund but was closed to new allocations effective April 30, 2007.  For Contracts issued prior to September 2, 2003, however, the ProFunds VP Rising Rates Opportunity Portfolio is not designated as a Special Fund.

The Voya Limited Maturity Bond Portfolio is a Special Fund but was closed to new allocations effective March 12, 2004.

O-1

For Contracts issued on or after May 1, 2003, but prior to August 21, 2006, the Voya Intermediate Bond Portfolio is designated as a Special Fund.  As of July 11, 2014, the Voya Intermediate Bond Portfolio was re-designated as a Covered Fund for all current and future investments.

We may, with 30 days’ notice to you, designate any Fund as a Special Fund on existing Contracts with respect to new premiums added to such Fund and also with respect to new transfers to such Fund.  Selecting a Special Fund may limit or reduce the 5.5% Max Enhanced Death Benefit.

For the period during which a portion of the Contract Value is allocated to a Special Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value.  The reduced Base Contract Expense will be applicable only during that period.

The 5.5% Solution is not available as a standalone Death Benefit, but the calculation is used to determine the Max 5.5 Enhanced Death Benefit.

The 5.5% Solution Enhanced Death Benefit equals the greatest of:
•	The Standard Death Benefit;
•	The floor; and
•	The sum of the Contract Value allocated to Special Funds and the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

For Contracts issued on or after April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit for Special and Non-Special Funds equals premiums, adjusted for withdrawals and transfers, accumulated at 5.5% until the attainment of age 80 and thereafter at 0%, subject to a floor as described below.  For Contracts issued before April 11, 2000, the 5.5% Solution Minimum Guaranteed Death Benefit allows for accumulation to continue beyond age 80, subject to the cap.  Please see your Contract for details regarding the terms of your Death Benefit.

Withdrawals of up to 5.5% per year of cumulative premiums are referred to as special withdrawals.  Special withdrawals reduce the 5.5% Solution Minimum Guaranteed Death Benefit by the amount of Contract Value withdrawn.  For any other withdrawals (withdrawals in excess of the amount available as a special withdrawal), a proportional adjustment to the 5.5% Solution Minimum Guaranteed Death Benefit is made.  The amount of the proportional adjustment for withdrawals from Non-Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Non-Special Funds before the withdrawal.

The amount of the proportional adjustment for withdrawals from Special Funds will equal (a) times (b) divided by (c): where:
(a)	Is the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value allocated to Special Funds before the withdrawal.

Transfers from Special to Non-Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds proportionally.  The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds will equal the lesser of the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit in Special Funds and the Contract Value transferred.

Transfers from Non-Special to Special Funds will reduce the 5.5% Solution Minimum Guaranteed Death Benefit in Non-Special Funds proportionally.  The resulting increase in the 5.5% Solution Minimum Guaranteed Death Benefit for Special Funds will equal the reduction in the 5.5% Solution Minimum Guaranteed Death Benefit for Non-Special Funds.

O-2

The floor for the 5.5% Solution Enhanced Death Benefit is determined by the same calculations described above for the 5.5% Solution Minimum Guaranteed Death Benefit except as follows: if you transfer Contract Value to a Special Fund, the minimum floor will not be reduced by the transfer.  Instead, a portion of the floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% additional growth) unless the Contract Value is transferred back to the Non-Special Funds.  Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the floor at the 5.5% annual effective rate as described above, subject to the age limit described above.  Similarly, for Contract Value allocated directly to Special Funds, that portion of the floor will be the Contract Value allocated and will not accumulate while invested in Special Funds.  Withdrawals will reduce the floor as described for the minimum guaranteed Death Benefit above.  Your Death Benefit will be the greater of the floor and the Death Benefit determined as described above.

The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•	The Annual Ratchet Minimum Guaranteed Death Benefit.

The Annual Ratchet Minimum Guaranteed Death Benefit equals:
•	The initial premium payment;
•	Increased dollar for dollar by any premium added after issue:
•
Adjusted on each anniversary that occurs on or prior to attainment of age 90 to the greater of the Annual Ratchet Minimum Guaranteed Death Benefit from the prior anniversary (adjusted for new premiums and partial withdrawals) and the current Contract Value.

Withdrawals reduce the Annual Ratchet Minimum Guaranteed Death Benefit proportionally, based on the amount withdrawn.  The amount of the proportional adjustment for withdrawals will equal (a) times (b) divided by (c) where:
(a)	Is the Annual Ratchet Minimum Guaranteed Death Benefit prior to the withdrawal;
(b)	Is the Contract Value of the withdrawal; and
(c)	Is the Contract Value before withdrawal

The Max 5.5 Enhanced Death Benefit equals the greater of the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit.  Under this Death Benefit option, the 5.5% Solution Enhanced Death Benefit and the Annual Ratchet Enhanced Death Benefit are calculated in the same manner as if each were the elected benefit.

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.  The enhanced Death Benefits may not be available in all states.

Death Benefit for Excluded Funds

We will be designating certain Funds as “Excluded Funds.”  Excluded Funds will include certain Funds that, due to their volatility, will be excluded from the Death Benefit guarantees that might otherwise be provided.  We may add new Funds as Excluded Funds.  We may also reclassify an existing portfolio as an Excluded Fund or remove such classification upon 30 days’ notice to you.  Such reclassification will apply only to amounts transferred or otherwise added to such portfolio after the effective date of the reclassification.  Investment in Excluded Funds will impact your Death Benefit.

For the period of time, and to the extent, that you allocate premium or Contract Value to Excluded Funds, your Death Benefit attributable to that allocation will equal the Contract Value of that allocation.  Any guarantee of Death Benefit in excess of Contract Value otherwise provided with regard to allocations to Non-Excluded Funds, does not apply to allocations to Excluded Funds.  The Death Benefit provided under the Contract may be reduced to the extent that you allocate premium or Contract Value to Excluded Funds.

O-3

Transfers from Excluded Funds to Non-Excluded Funds will reduce all Death Benefit components for Excluded Funds proportionally.  Except with respect to any maximum guaranteed Death Benefit, the resulting increase in the Non-Excluded Funds Death Benefit component will equal the lesser of the reduction in the Death Benefit for Excluded Funds and the Contract Value transferred.  With respect to the maximum guaranteed Death Benefit, where applicable, the resulting increase in the Non-Excluded Funds maximum guaranteed Death Benefit will equal the reduction in the maximum guaranteed Death Benefit for Excluded Funds.
Transfers from Non-Excluded Funds to Excluded Funds will reduce the Non-Excluded Funds Death Benefit components proportionally.  The resulting increase in the Death Benefit components of Excluded Funds will equal the reduction in the Non-Excluded Funds Death Benefit components.

The charges, fees and expenses are as described in the prospectus for the applicable variable annuity Contract with the exception of the charge for the Max 5.5 Enhanced Death Benefit.  The charge for the Max 5.5 Enhanced Death Benefit elected is 0.25%.

For Contracts issued in the State of Oregon:
The Annuity Start Date must be:
•	At least nine years from the Contract Date or the ninth contract anniversary following the most recent premium payment, if later; and
•	Before the month end of the month immediately following the Annuitant’s 90th birthday or ten years from the Contract Date, if later.
•
If it is necessary to deduct the annual administrative charge from your Fixed Interest Division allocations, such deduction will be limited to the amount of interest credited to such allocation(s) in excess of the minimum guaranteed interest rate of 3%; and

•	A surrender charge will not be deducted when you surrender the Contract on the Annuity Start Date.

O-4

(This page intentionally left blank.)

(This page intentionally left blank.)

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes the financial statements and the related notes to financial statements for the Company and for Separate Account B and additional information about the Company, Separate Account B and the Contracts has been filed with the SEC.  It is available without charge on request.  To obtain a copy of the SAI or inquire about your Contract, write to Customer Service at P.  O.  Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066.  The SAI is included in this prospectus by reference.

Reports and other information about the Contract, the Company and the Separate Account are also available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.  When looking for information regarding the Contracts offered through this prospectus on the SEC’s website, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933.  This number is 333-28755.

GoldenSelect Premium Plus®, Contract I.D. C00002509	May 1, 2023

Venerable Insurance and Annuity Company and its Separate Account B
GoldenSelect Fleet Premium Plus®
May 1 , 202 3 , Prospectus

This prospectus describes GoldenSelect Fleet Premium Plus®, a group and individual deferred combination variable and fixed annuity contract (the “Contract” or the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”).  The Contract has not been offered for new sales since before May 1, 2003, and this prospectus describes the features and benefits of the Contract applicable to existing Contract Owners.

The Contract provides a means for the Contract Owner (“you” and “your”), to allocate your Contract Value to one or more available investment options, which include:
•	Subaccounts of the Separate Account, each which invests in an underlying mutual fund (the “Funds”) – See APPENDIX A for more information about the Funds available through the Contract; and
•
Fixed interest allocation options, which may have various guaranteed interest periods (“Fixed Interest Options”) See APPENDIX B and APPENDIX C for more information about the Fixed Interest Options that may be available through the Contract.

Your Contract Value will vary daily to reflect the investment performance of the Subaccount(s) you select and any interest credited to your allocations to the Fixed Interest Options.  For Contracts sold in some states, not all Funds or Fixed Interest Options may be available.

This prospectus provides information that you should know before investing and should be kept for future reference.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the Funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800-366-0066.

You may elect to receive all future reports in paper free of charge.  You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling us at 1-800-366-0066.  Your election to receive reports in paper will apply to all Funds in which you choose to invest.

Your existing annuity may be subject to fees or penalties on surrender.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.  Additional information about certain investment products, including variable annuities, has been prepared by the staff of the SEC and is available at Investor.gov.

Allocations to a Subaccount investing in a Fund are not bank deposits and are not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  The Contract is subject to investment risk, including the possible loss of the principal amount invested.

TABLE OF CONTENTS	Page
SPECIAL TERMS	3
KEY INFORMATION	4
OVERVIEW OF THE CONTRACT	7
FEES AND EXPENSES	8
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	10
VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT B	11
THE FUNDS	13
CHARGES AND FEES	17
THE ANNUITY CONTRACT	2 2
TRANSFERS AMONG YOUR INVESTMENT OPTIONS	2 8
WITHDRAWALS	3 3
403(b) PLAN LOANS	3 6
ANNUITY OPTIONS	3 7
BENEFITS AVAILABLE UNDER THE CONTRACT	40
DEATH BENEFIT	41
OPTIONAL LIVING BENEFIT RIDER	4 7
FEDERAL TAX CONSIDERATIONS	50
OTHER INFORMATION	6 5
APPENDIX A– FUNDS AVAILABLE UNDER THE CONTRACT	A-1
APPENDIX B – FIXED ACCOUNT II	B-1
APPENDIX C – FIXED INTEREST DIVISION	C-1
APPENDIX D – SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE	D-1
APPENDIX E – SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES	E-1
APPENDIX F – EXAMPLES OF WITHDRAWAL ADJUSTMENTS FOR 7% SOLUTION MINIMUM GUARANTEED DEATH BENEFIT	F-1
STATEMENT OF ADDITIONAL INFORMATION	Back Cover

2

SPECIAL TERMS

The following terms have special meaning and are used throughout this prospectus.   Other special terms are generally defined in the sections where those terms appear.

Annuitant	The person designated by you to be the measuring life in determining annuity payments.
Annuity Start Date	The date you start receiving annuity payments under your Contract.
Cash Surrender Value	The amount you receive when you surrender the Contract.
Claim Date	The date on which we calculate the value of the Death Benefit, which is the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork.
Contract
The legal agreement between the Contract Owner(s) and the Company that governs the terms of the GoldenSelect Fleet Premium Plus variable annuity.  The Contract has two phases:
• The accumulation phase (the period between the Contract Date and the Annuity Start Date) during which the Contract Value may vary according to the investment experience of the Subaccounts of the Separate Account; and
• The payout phase (which begins on the Annuity Start Date) during which you receive regular annuity payments from the Contract).

Contract Date	The date the Contract became effective.
Contract Owner(s)	The person(s) or entity with all of the rights and options available through the Contract. Throughout this prospectus we use “you” and “your” to refer to the Contract Owner(s).
Contract Value	The total value of your investment in the Subaccounts of the Separate Account and the Fixed Interest Options available through the Contract.
Contract Year	The time period between each anniversary of the Contract Date.
Death Benefit	The amount paid to your designated beneficiaries upon your death. The Contract has a standard Death Benefit and optional enhanced Death Benefits.
Fixed Interest Options
Investment options that earn a stated amount of interest for a specified period of time (until its maturity date).  A withdrawal from a Fixed Interest Option more than 30 days before its maturity date may be subject to Market Value Adjustment.

Free Withdrawal Amount	The percentage of Contract Value that may be withdrawn from the Contract each year without incurring a surrender charge.
Funds	The underlying mutual funds in which the Subaccounts invest.
Market Value Adjustment	An adjustment to the Contract Value for transfers or withdrawals from a Fixed Interest Option more than 30 days from its maturity date. The adjustment may be positive, negative or have no effect.
Optional Benefits	Various features and benefits that you were able to choose to add to your Contract, typically when you applied for the Contract and for an additional cost.
Separate Account
Separate Account B, which is the separate investment account of the Company that supports the Contract.  It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Subaccounts	Divisions of the Separate Account, each which invests exclusively in one underlying Fund. The value of each Subaccount will vary with the performance of its underlying Fund.

3

KEY INFORMATION

Important information you should consider about the Contract:
FEES AND EXPENSES
Charges for Early Withdrawals
If you withdraw money from or surrender the Contract within nine (9) years following a premium payment, you may be assessed a surrender charge.   The surrender charge is generally a percentage of the premium withdrawn or surrendered, and the maximum surrender charge is 8% of each premium payment.   For example, if you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 premium payment.  See “Surrender Charge” for more information.

Transaction Charges
In addition to surrender charges, there may be an additional charge if:
• You transfer Contract Value between Subaccounts;
• You request that withdrawal proceeds be mailed for overnight delivery;
• State or local premium taxes become due; or
• You take a 403(b) Plan Loan.
See “Charges Deducted from the Contract Value.”

Ongoing Fees and Expenses (annual amounts)
Minimum and Maximum Annual Fee Table.  The table below describes the lowest and highest current fees and expenses that you may pay each year, depending on the options you choose.   Refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract class)	1.40%[1]	1. 60%[1]
	Investment options (Fund fees and expenses)	0.53%[2]	1. 51%[2]
	Optional Benefits available for an additional charge (for one optional benefit, if elected)	0.15%[3]	0.50%[3]
See “Charges Deducted from the Subaccounts” and “Optional Rider Charges” for more information.
Because your Contract is customizable, the choices you make affect how much you will pay.   To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.   This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,693	Highest Annual Cost: $ 3,315
Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Least expensive Contract class and Fund fees and expenses;
• No Optional Benefits;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

Assumes:
• Investment of $100,000;
• 5% annual appreciation;
• Most expensive Contract class and combination of Optional Benefits and Fund fees and expenses;
• No sales charges; and
• No additional purchase payments, transfers, or withdrawals.

1
As a percentage of Account Value in each Subaccount.  This fee includes the Mortality and Expense Risk Charge, the Annual Asset Based Administrative Charge as described in the Contract and in prior prospectuses, and annual dollar based Administrative Charge converted into an annual percentage.  The annual dollar based Administrative charge is waived if your total premium payments are $100,000 or more or if your Contract Value at the end of a Contract Year is $100,000 or more.  The minimum amount reflects this waiver, while the maximum amount does not.  Refer to your Contract schedule pages for the fees and charges that apply to your Contract.

2	As a percentage of Fund assets. These figures reflect the minimum and maximum Fund fees and expense before any expense reimbursements or fee waiver arrangements.
3
As a percentage of Contract Value or Benefit Base depending on the optional benefit elected.  Refer to your Contract schedule pages for the fees and charges that apply to the Optional Benefits you have elected.

4

RISKS See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” for more information
Risk of Loss	You can lose money investing in the Contract, including loss of principal.
Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate if you need ready access to cash.

Surrender charges apply for up to nine years after each premium payment.   They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time.   A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.   The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Risks Associated with the Investment Options
An investment in the Contract is subject to the risk of poor investment performance of the investment options you choose.

Each available Fund and Fixed Interest Option has its own unique risks, and you should review information about each investment option, including the Fund prospectuses, before making an investment decision.

The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “OPTIONAL LIVING BENEFIT RIDER” for more information.

Insurance Company Risks
Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Option, are subject to the financial strength and claims paying ability of the Company.   If the Company experiences financial distress, it may not be able to meet its obligations to you.   More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

RESTRICTIONS
Investment Options
There may be a $25 charge for each transfer between Subaccounts after the first 12 in a Contract Year.  See “Charges Deducted from the Contract Value” for more information.

We reserve the right to close or remove Funds to future investment and to substitute Funds that are available under the Contract.   Additionally, we may restrict or limit the Guaranteed Interest Periods that are available under the Fixed Interest Options.  See “Addition, Deletion or Substitution of Subaccounts and Other Changes” for more information.

The Contract is not designed to serve as a vehicle for frequent transfers.  We monitor for excessive trading and reserve the right to limit the number of transfers you may make between investment options and may otherwise modify or terminate transfer privileges.   We may also suspend electronic trading privileges for those that are found to have violated our Excessive Trading Policy.  See “TRANSFERS AMONG YOUR INVESTMENT OPTIONS - Excessive Trading Policy” for more information.

5

RESTRICTIONS (continued)
Optional Benefits
We may restrict or limit amounts that may be allocated to certain Funds.  Additionally, for many Optional Benefits we categorize Funds according to volatility, and investment in Funds outside of certain categories can have a negative impact those Optional Benefits.  We may change a category into which a Fund is placed in the future.  See “OPTIONAL LIVING BENEFIT RIDER” for more information.

A withdrawal may terminate or reduce the value of an optional living or death benefit by more than the amount of the withdrawal because withdrawals can reduce a benefit on a proportional basis.  A proportional reduction is based on the change in Contract Value resulting from the withdrawal, not the amount withdrawn.  See “OPTIONAL LIVING BENEFIT RIDER” and “DEATH BENEFIT” for more information.

Once elected, an Optional Benefit generally cannot be cancelled separately from the Contract.  None of the Optional Benefits are currently available for election.   See “DEATH BENEFIT” for more information.

TAXES See “FEDERAL TAX CONSIDERATIONS” for more information.
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

If you purchased the contract through a tax-qualified retirement plan or individual retirement arrangement (“IRA”) you do not get any additional tax deferral.

Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may pay a 10% additional tax for withdrawals and surrenders before age 59 ½.

CONFLICTS OF INTEREST See “Selling the Contract” for more information.
Investment Professional Compensation
Although the Contracts are no longer offered for new sales, firms and their registered representatives that sold the Contract may receive commissions on additional premium payments and may also be paid trail commissions for past sales activity based on the values of Contracts sold through the firm.  This compensation is not paid directly by Contract Owners or the Separate Account.  This compensation may have influenced your investment professional to offer or recommend the Contract over another investment and could influence your investment professional to recommend keeping the Contract.

Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the Contract you already own.   You should only exchange your Contract if you determine, after comparing the features, benefits, fees, and risks of both contracts, that it is preferable for you to exchange your Contract for a new contract rather than to continue to own your existing Contract.

6

OVERVIEW OF THE CONTRACT

Purposes of the Contract

The Contract is no longer available for new purchasers.  The Contract was available in connection with certain retirement arrangements that qualified for special federal income tax treatment (“qualified Contracts”) under the Internal Revenue Code of 1986, as amended (the “Tax Code”), as well as those that did not qualify for such special tax treatment (“nonqualified Contracts”).
The Contract has two principal phases:
•
The accumulation phase is the period between the date the Contract became effective (the “Contract Date”) and the date you start receiving annuity payments under your Contract (the “Annuity Start Date”).  During the accumulation phase your Contract Value may grow or decrease depending on the performance of the investment options you have selected; and

•
The income phase begins on the Annuity Start Date and is the period during which you receive regular annuity payments from your Contract according to the annuity option you choose.  Once you begin receiving annuity payments, you will not be able to take additional withdrawals, the Contract’s living benefits terminate and the Death Benefit, if any, will be as provided under the annuity option selected.

During the accumulation phase the Contract gives you the potential to grow your assets by allocating your Contract Value to one or more of the available investment options, which include:
•
Funds, which are available through an investment in the corresponding Subaccount of the Separate Account.  See APPENDIX A for more information about each available Fund, including its investment objective, adviser and subadviser(s), if any, current expenses, and performance; and

•
Fixed Interest Options, which may have various guaranteed interest periods, and provide a way to earn a fixed rate of interest.  The available Fixed Interest Options may vary by state of issue.  See APPENDIX B, APPENDIX C, and your Contract for more information.

The Contract also has various other features and benefits that may be available at an additional cost and that are summarized below.

Withdrawal Benefits.  The following three types of withdrawals are currently available under the Contract during the accumulation phase , which may be subject to surrender charges and a Market Value Adjustment :
•	Regular withdrawals, which must be at least $100;
•	Systematic withdrawals, which may be a fixed amount or a percentage of premiums not previously withdrawn, may be taken monthly, quarterly, or annually;
•	IRA withdrawals, which are available under a non-Roth IRA Contract, allow for withdrawals necessary to comply with the minimum distribution requirements under the Tax Code.

See “WITHDRAWALS” section for more information.

Annuity Options.  Various annuity options are available during the income phase of the Contract that allow for payments:
•	For a fixed number of years;
•	For the life of the annuitant with payments guaranteed for a fixed number of years;
•	For the lives of two persons; or
•	According to another annuity option we may make available.

See “ANNUITY OPTIONS” section for more information.

Death Benefits.  The Contract has a Standard Death Benefit and the following three optional Death Benefits were available, each which have the potential to enhance the Standard Death Benefit:
•	Annual Ratchet Enhanced Death Benefit; and
•	7% Solution/Max 7 Enhanced Death Benefit.

7

The applicable death benefit is paid when either the Contract Owner or the first of joint owners or the Annuitant (when the Contract owner is not an individual) dies before the Annuity Start Date.  See “DEATH BENEFIT” section for more information.

Additionally, the Earnings Multiplier Benefit Rider, if elected, enhances the applicable death benefit equal to a certain percentage of gain in the Contract, adjusted for withdrawals.

Optional Living Benefit.  The living benefit rider currently available with the Contract offered a level of protection against the investment risks with your Contract:
•	The Minimum Guaranteed Income Benefit rider, which may be appropriate if you are concerned about having a minimum amount of income in annuitizing your Contract.

See “OPTIONAL LIVING BENEFIT RIDER” section for more information.

Loans.  Loans are available through the Contracts issued in relation to 403(b) plans.  See “403(b) PLAN LOANS” section for more information.

You should regularly review with your investment professional your Contract’s features and benefits and its corresponding fees and charges to determine if it continues to meet your financial goals given your investment time horizon, liquidity needs and risk tolerance.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or taking withdrawals from the Contract.  Please refer to your Contract schedule pages for information about the specific fees you will pay each year based on the options you have elected.   See “CHARGES AND FEES” for more information.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender, or take withdrawals from the Contract or transfer Contract Value between investment options.  State premium taxes may also be deducted.

Transaction Expenses4

Standard Surrender Charge
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9+
Surrender Charge (as a percentage of each premium payment) [5]	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%
Transfer Charge	$25 per transfer, currently zero
Premium Tax [6]	0% to 3.5%
Overnight Charge [7]	$20
Loan Fee [8]	$25

4	If you invested in the Fixed Account, a Market Value Adjustment may apply to certain transactions. This may increase or decrease your Contract Value and/or your transfer or surrender amount.
5
Deducted upon surrender or a withdrawal of amounts in excess of the Free Withdrawal Amount, if applicable. The surrender charge percentage we use is determined by the number of years since receipt of the premium payment to which the charge relates.  See “Charges and Fees – Surrender Charge” for more information.

6	Any premium tax is deducted from the Contract Value.
7	You may choose to have this charge deducted from the net amount of a withdrawal you would like sent to you by overnight delivery service.
8	Loans are available only through Contracts issued in relation to certain 403(b) plans. The fee is deducted from the Contract Value for each loan.

8

The next table describes the maximum charges that you could pay each year during the time that you own the Contract (not including Fund fees and expenses), based on the most recently available Optional Benefits.  If you choose to purchase an Optional Benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expense [9]	$40
Base Contract Expenses [10]	1.40% or 1.45% of the average Contract Value in each Subaccount.
Optional Benefit Expense: [11]
• Annual Ratchet Enhanced Death Benefit[1] [2]	0.25% of the average Contract Value in each Subaccount.
• 7% Solution/Max 7 Enhanced Death Benefit[1] [3]	0.45% of the average Contract Value in each Subaccount.
• Minimum Guaranteed Income Benefit Rider [1] [4]	1.20% of MGIB Charge Base annually (the current charge is 0.50%)
Loan Interest Rate Spread	3.00% of the amount allocated to the special loan account

The next item shows the minimum and maximum total annual operating expenses of the Funds currently available for investment that you may pay periodically during the time that you own the Contract.  A complete list of Funds available through the Contract, including their annual expenses, can be found in Appendix A of this prospectus.

Total Annual Fund Expenses	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)[1] [5]	0.53%	1. 51%

9
We deduct this charge on each Contract anniversary and on surrender.  We waive this charge if the total of your premium payments is $100,000 or more, or if your Contract Value at the end of a Contract Year is $100,000 or more.

10
The Base Contract Expense includes the Mortality and Expense Risk Charge and the Annual Asset Based Administrative Charge described in the Contract and in prior prospectuses.  Refer to your Contract schedule pages for the fees and charges that apply to your Contract.

1 1
Optional Benefit charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  The basis for an Optional Benefit charge is sometimes a charge base or Contract Value, as applicable.  Optional Benefit charges are deducted from the Contract Value in your Subaccount allocations (and/or your Fixed Interest Option allocations if there is insufficient Contract Value in the Subaccounts).  The Optional Benefit charges vary depending on when the benefit was added to your Contract and the maximum charge for earlier versions may be greater than those shown above.  Refer to your Contract schedule pages for the charges applicable to the Optional Benefit(s) you elected.

1 2	The charge for the Annual Ratchet Enhanced Death Benefit varied over time.
1 3	For certain periods the 7% Solution, the Max 7 Enhanced Death Benefit or both were available.
1 4	Currently deducted quarterly.
1 5
These are the minimum and maximum Fund fees and expenses before any expense reimbursements or fee waiver arrangements.  Please note that the Fund fees shown in APPENDIX A are after (net of) any expense reimbursements or fee waiver arrangements.

9

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include annual Contract expenses, annual Fund expenses, and transaction expenses except any transfer charges, premium taxes, and overnight charges are excluded.

The examples assume that you invest $100,000 in the Contract for the time periods indicated.  The examples assume that your investment has a 5% return each year and assume the most expensive combination of annual Fund expenses and Optional Benefits available for an additional charge.  Although your costs may be higher or lower, based on these assumptions your costs would be:
Example 1: If you surrender or annuitize your Contract at the end of the applicable time period:
Contract Class	1 year	3 years	5 years	10 years
Base Contract Expense of 1.40%	$11,262	$17,957	$23,887	$35,293
Base Contract Expense of 1.45%	$12,704	$22,407	$31,525	$51,840

Example 2: If you do not surrender or annuitize your Contract:
Contract Class	1 year	3 years	5 years	10 years
Base Contract Expense of 1.00%	$3,262	$9,957	$16,887	$35,293
Base Contract Expense of 1.45%	$4,704	$14,407	$24,525	$51,840

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

There are several risks associated with purchasing and owning the Contract, which are summarized below.

Risk of Loss.  You can lose money investing in the Contract, including loss of principal and getting back less than you invested in the Contract.

Risk of Poor Investment Performance.  You should regularly evaluate the Contract's long-term investment potential and risks.  For amounts you allocate to the Subaccounts of the Separate Account:
•	Your values will fluctuate with the markets, interest rates, and the performance of the underlying Funds;
•	You assume the risk that your values may decline or not perform to your expectations;
•	Each Fund has various investment risks, and some funds are riskier than others;
•	There is no assurance that any of the Funds will achieve its stated investment objective;
•	The particular risks associated with each Fund are detailed in the Fund’s prospectus;
•	You should read each Fund's prospectus and understand the risks associated with it before allocating Contract Value to its corresponding Subaccount ; and
•
If you request a full surrender, the applicable surrender charge percentage will be applied to the total amount of each premium payment subject to a surrender charge, even if your Contract Value is less than the sum of your premium payments because of poor investment performance and/or fees and charges. The surrender charge assessed may be greater than the amount that would be assessed if the surrender charge percentage was applied only to the amount actually surrendered.

For amounts you allocate to the Fixed Interest Options:
•	Interest rates we declare will change over time to reflect then current market conditions; and
•	You assume the risk that interest rates for guaranteed interest periods in the future may be less than current interest rates for the same or similar guaranteed interest periods.

You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate given your financial goals, investment time horizon and risk tolerance.

10

The Contract is not a short-term investment.   The Contract is not appropriate if you need ready access to cash.  Surrender charges apply for nine years after each premium payment.  They will reduce the value of your Contract if you withdraw money from or surrender your Contract during that time.  A Market Value Adjustment may also apply for withdrawals or surrenders from the Fixed Interest Options before the end of its guaranteed interest period.  The benefits of tax deferral and the optional living benefit protections also mean the Contract is more beneficial to investors with a long-term investment time horizon.

Insurance Company and Business Continuity Risks.  Any obligations, guarantees, and benefits of the Contract, including those related to any Fixed Interest Options, are subject to the financial strength and claims paying ability of the Company.  If the Company experiences financial distress, it may not be able to meet its obligations to you.  More information about the Company, including its financial strength, is available on request by calling Customer Service at 1-800-366-0066.

All businesses are subject to potential business disruption because of, among other things, power outages, weather related events, natural disasters and public health and safety concerns, including those associated with pandemics.  To help prepare for these types of events, the Company has adopted a comprehensive approach to planning for possible disruptions to its critical business operations that allows it to quickly react in the event of a crisis or other major event.  This approach includes crisis management, business continuity, business impact, disaster recovery, and crisis communication elements that are regularly monitored and tested so as to reduce the risk that our business operations are materially disrupted for a significant period of time.

Cyber-Security Risks.  Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks.  These risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, denial of service attacks on websites, and other operational disruption , and unauthorized release of confidential customer information.  Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks.  In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third-party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value.  There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

VENERABLE INSURANCE AND ANNUITY COMPANY AND ITS SEPARATE ACCOUNT B

The Company

We are an Iowa stock life insurance company that is authorized to sell insurance and annuities in all states, except New York, and the District of Columbia.  We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuity contracts.  Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company.  Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company.  Prior to January 1, 2004, we were known as Golden American Life Insurance Company.  On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc.  (“Venerable”).

11

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract.  The obligations under the Contract are solely our responsibility.

Financial Statements.   Financial statements and the related notes to financial statements for Venerable Insurance and Annuity Company are included in the Statement of Additional Information (“SAI”). Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

Separate Account B

Separate Account B was established as a separate account of the Company on July 14, 1988.  It is registered with the SEC as a unit investment trust under the 1940 Act.  Separate Account B is a separate investment account used for our variable annuity contracts.  We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into Subaccounts.  Each Subaccount invests exclusively in shares of one Fund.  Each Fund has its own distinct investment objectives and policies.  Income, gains and losses, realized or unrealized, of a Fund are credited to or charged against the corresponding Subaccount of Separate Account B without regard to any other income, gains or losses of the Company.  Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company.  They may, however, be subject to liabilities arising from Subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account B.

If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account.  The fees we charge for the Contract constitute excess assets that we transfer to the general account.  We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Addition, Deletion or Substitution of Subaccounts and Other Changes.   We may make additional Subaccounts available to you under the Contract.  These Subaccounts will invest in Funds we find suitable for your Contract.  We may also withdraw or substitute Funds, subject to the conditions in your Contract, compliance with regulatory requirements and subject to SEC approval.

We do not guarantee that each Fund will always be available for investment through the Contract.  If we feel that investment in any of the Funds has become inappropriate for the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) combine two or more accounts or substitute another portfolio for existing and future investments.  Whether a Fund has become inappropriate for the purposes of the Contract will be determined by us based upon factors that include, but are not limited to, the Fund’s fees and expenses, performance history, actual or potential impact on our hedging program used to support our Contract guarantees, and the availability through the Contract of similarly styled and/or managed Funds.  If you elected the dollar cost averaging, systematic withdrawals, or automatic rebalancing programs, or if you have other outstanding instructions and we substitute or otherwise eliminate a Fund subject to those instructions, we will execute your instructions using the substituted or proposed replacement Fund, unless you request otherwise.  If the most recent allocation instructions we have on file do not include any available Subaccounts, the amount to be allocated will be returned unless you provide us with alternative allocation instructions.  The substitute or proposed replacement Fund may have higher fees and charges than any Fund it replaces.

Subject to SEC approval, we reserve the right to:
•	Deregister Separate Account B under the 1940 Act;
•	Operate Separate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;
•	Operate Separate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;
•	Restrict or eliminate any voting rights as to Separate Account B;
•	Combine Separate Account B with other accounts; and
•	Transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Contract belongs.

12

We will provide you with written notice before we make any of these changes.

Voting Rights.   We will vote the shares of a Fund owned by Separate Account B according to your instructions.  However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Fund in our own right, we may decide to do so.

We determine the number of shares that you have in a Subaccount by dividing the Contract’s Contract Value in that Subaccount by the net asset value of one share of the Fund in which a Subaccount invests.  We count fractional votes.  We will determine the number of shares you can instruct us to vote 180 days or less before a Fund shareholder meeting.  We will ask you for voting instructions by mail at least ten days before the meeting.  If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contract Owners invested in that Subaccount.  We will also vote shares we hold in Separate Account B which are not attributable to Contract Owners in the same proportion.  The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Financial Statements.   The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Separate Account B are included in the SAI.  Please see “STATEMENT OF ADDITIONAL INFORMATION” on the back cover of this prospectus for information about how to obtain copies of these financial statements.

THE FUNDS

You will find more detailed information about each Fund currently available under your Contract in “APPENDIX A” including each Fund’s name and share class, investment objective, investment adviser and subadviser(s), if applicable, current expenses, and performance.

If you received a summary prospectus for any of the underlying Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the contact information shown on the front of the Fund’s summary prospectus.

Please refer to the Fund prospectuses for additional information and read them carefully before investing.  Fund prospectuses may be obtained, free of charge, by calling Customer Service at 1-800-366-0066, by accessing the SEC’s website or by contacting the SEC Public Reference Branch.  Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon, and risk comfort level.  You should periodically review these factors to determine if you need to change your allocation among the Funds.

Selection of Underlying Funds

The underlying Funds available through the Contract described in this prospectus are determined by the Company.  When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts.  (For additional information on these arrangements, see “Revenue from the Funds.”) We review the Funds periodically and may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that a Fund no longer satisfies one or more of the selection criteria and/or if the Fund has not attracted significant allocations under the Contract.  We have included certain Funds at least in part because they were managed or subadvised by our affiliates or former affiliates.

13

We do not recommend or endorse any particular Fund and we do not provide investment advice.

Fund of Funds

Certain Funds are designated as “Fund of Funds.”  Funds offered in a Fund of Funds structure may have higher fees and expenses than a Fund that invests directly in debt and equity securities.  The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds.  These Funds are identified in Appendix A.

Funds with Managed Volatility Strategies

As described in more detail in the Fund prospectuses, certain Funds employ a managed volatility strategy that is intended to reduce the Fund’s overall volatility and downside risk.  Funds that employ a managed volatility strategy help us manage the risks associated with providing certain guarantees under the Contract.  During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies, and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on investment performance.  On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.  In such cases, your Contract Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected.  Funds that employ a managed volatility strategy are identified in Appendix A.

Restricted Funds

Currently, no Funds have been identified as Restricted Funds under the Contract.  Notwithstanding, we may, with 30 days’ notice to you, designate any investment option as a Restricted Fund and limit the amount you may allocate or transfer to a Restricted Fund.  We may also change the limitations on existing Contracts with respect to new premiums added to Funds and with respect to new transfers to Funds.  We may establish any limitations, at our discretion, as a percentage of premium or Contract Value, or as a specified dollar amount, and change the limitation at any time.  Currently, we have not designated any investment option as a Restricted Fund.  If we designate an investment option as a Restricted Fund or set applicable limitations, such change will apply only to transactions made after the designation.

We limit your investment in the Restricted Funds on an aggregate basis for all Restricted Funds and for each individual Restricted Fund.  Currently, we limit an investment in Restricted Funds to the following limitations:
•	No more than $999,999,999; and
•	No more than 30 percent of Contract Value.

We may change these limits, at our discretion, for new contracts, premiums, transfers or withdrawals.

We monitor the aggregate and individual limits on investments in Restricted Funds for each transaction (e.g., premium payments, reallocations, withdrawals, dollar cost averaging).  If the Contract Value in the Restricted Funds has increased beyond the applicable limit due to market growth, we will not require the reallocation or withdrawal of Contract Value from the Restricted Funds.  However, if the Contract Value in the Restricted Funds exceeds the aggregate limit, if you take a withdrawal, it must come from either the Restricted Funds or proportionally from all investment options in which Contract Value is allocated, so that the percentage of Contract Value in the Restricted Funds following the withdrawal is less than or equal to the percentage of Contract Value in the Restricted Funds prior to the withdrawal.

14

We will allocate proportionally the portion of any premium payment that exceeds the limits with a Restricted Fund to your other investment option choices not designated as Restricted Funds, or to a specially designated Subaccount if there are none (currently, the Voya Government Liquid Assets Portfolio), unless you instruct us otherwise.

We will not permit a transfer to the Restricted Funds if it would increase the Contract Value in the Restricted Fund or in all Restricted Funds to more than the applicable limits set forth above.  If the total amount of your requested transfer exceeds the applicable limits, we will inform you or your agent/registered representative that we will not process any part of the transfer and that new instructions will be required.  We will not limit transfers from Restricted Funds.  If the multiple reallocations lower the percentage of total Contract Value in Restricted Funds, we will permit the reallocation even if the percentage of Contract Value in a Restricted Fund is greater than its limit.

Please see “WITHDRAWALS” and “TRANSFERS AMONG YOUR INVESTMENT OPTIONS – Excessive Trading Policy” in this prospectus for more information on the effect of Restricted Funds.

Covered Funds, Special Funds and Excluded Funds

For purposes of determining Death Benefits and benefits under certain living benefit riders, we assign the investment options to one of three categories of Funds.  The categories are:
•	Covered Funds;
•	Special Funds; and
•	Excluded Funds.

Allocations to Covered Funds participate fully in all guaranteed benefits.  Allocations to Special Funds could affect the Death Benefit and/or optional benefit rider guarantee that may otherwise be provided.  Allocations to Excluded Funds do not participate in any guaranteed benefits, due to their potential for volatility.  No investment options are currently designated as Excluded Funds.

Designation of investment options under these categories may vary by benefit.  For example, we may designate an investment option a Special Fund for purposes of calculating a benefit under an optional benefit rider, but not a Death Benefit, or for calculating one Death Benefit and not another.  We may, with 30 days’ notice to you, designate any investment option as a Special or Excluded Fund with respect to new premiums added to such investment option and also with respect to new transfers to such investment option.  For more information about these categories of Funds with a Death Benefit, please see “DEATH BENEFIT – Death Benefit During the Accumulation Phase” and APPENDIX E for examples.  These categories of Funds also apply to the Minimum Guaranteed Income Benefit rider.  Please see “OPTIONAL LIVING BENEFIT RIDER – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”)” for more information.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the Funds or the Funds’ affiliates.  This revenue may include:
•	A share of the management fee or payment of other amounts (sometimes referred to as revenue sharing);
•	For certain share classes, 12b-1 fees; and
•	Service fees.

15

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity.  Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the Funds or the Funds’ affiliates, such as:
•	Communicating with customers about their Fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g., purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, Fund prospectuses, and other Fund communications to customers; and
•	Receiving, tabulating, and transmitting proxies executed by customers.

The management fee, 12b-1 fees, and service fees are deducted from Fund assets.  Any such fees deducted from Fund assets are disclosed in the Fund prospectuses.  Additional payments, which are not deducted from Fund assets and may be paid out of the legitimate profits of Fund advisers and/or other Fund affiliates, do not increase, directly or indirectly, Fund fees and expenses, and we may use these additional payments to finance the costs associated with past distribution of the Contract.

The amount of revenue the Company may receive from each of the Funds or from the Funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the Funds offered through the Contract.  This revenue is one of several factors we consider when determining Contract fees and expenses and whether to offer a Fund through our contracts.  Fund revenue is important to the Company’s profitability.

Assets allocated to Funds formerly affiliated with the Company, meaning Voya Funds managed by Voya Investments, LLC or another Voya affiliate, generally generate the largest dollar amount of revenue for the Company.  Assets allocated to Funds that were never affiliated with the Company generate lesser, but still substantial dollar amounts of revenue for the Company.  The Company expects to earn profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Formerly Affiliated Voya Funds.  The revenue received by the Company from the formerly affiliated Voya Funds may be based either on an annual percentage of average net assets held in the Fund by the Company or a share of the Fund’s management fee.

In the case of formerly affiliated Voya Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the formerly affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser.  Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the formerly affiliated investment adviser and ultimately shared with the Company.  The sharing of the management fee between the Company and the formerly affiliated investment adviser does not increase, directly or indirectly, Fund fees and expenses.  The Company may also receive additional compensation in the form of intercompany payments from a formerly affiliated Fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization.  The intercompany payments and other revenue received from the formerly affiliated Voya Funds provide the Company with a financial incentive to offer these Funds through the Contract rather than other Funds.

Additionally, in the case of formerly affiliated Voya Funds subadvised by third parties, no direct payments are made to the Company or the formerly affiliated investment adviser by the subadvisers.

16

Revenue Received from Funds Never Affiliated with the Company.  Revenue received by the Company from Funds that were never affiliated with the Company is based on an annual percentage of the average net assets held in that Fund by the Company.  Some of these Funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

The BlackRock Global Allocation V.  I.  Fund is the only Fund currently open and available for investment through the Contract that is not a formerly affiliated Voya Fund.  We receive more revenue from the formerly affiliated Voya Funds than we do from this BlackRock V.  I.  Fund.

Possible Conflicts of Interest

If, due to differences in tax treatment or other considerations, the interests of Contract Owners of various contracts participating in the Funds conflict, we, the Boards of Trustees or Directors of the Funds, and any other insurance companies participating in the Funds will monitor events to identify and resolve any material conflicts that may arise.

Fund Expenses

Fees are deducted from the value of the Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares.  Please see “CHARGES AND FEES – Fund Expenses” for more information.

CHARGES AND FEES

We deduct the Contract charges described below to compensate us for our costs and expenses, services provided, and risks assumed under the Contracts.  We incur certain costs and expenses for distributing and administering the Contracts, including compensation and expenses paid in connection with sales of the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts.  Some of the charges are for optional riders, so they are only deducted if you elect to purchase the rider.  The amount of a Contract charge will not always correspond to the actual costs associated with the charge.  For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided.  We expect to profit from the charges, including the Base Contract Expense and rider and benefit charges, and we may use such profits to finance the costs associated with past distribution of the Contract.

Charge Deduction Subaccount

You may elect to have all charges deducted from your Contract Value, except daily charges, deducted directly from a single Subaccount designated by the Company.  Currently, we use the Voya Government Liquid Assets Portfolio for this purpose.  If you do not elect this option, or if the amount of the charges is greater than the amount in the designated Subaccount, we will deduct the charges as discussed below.  You may cancel this option at any time by sending notice to Customer Service in a form satisfactory to us.

17

Charges Deducted from the Contract Value

We deduct the following charges from your Contract Value:

Surrender Charge.  We will deduct a surrender charge if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the nine year period from the date we receive and accept a premium payment.

The surrender charge generally equals a percentage of each premium payment withdrawn.  The surrender charge is based on the amount requested for withdrawal.  The surrender charge is deducted from the Contract Value remaining after you have received the amount requested for withdrawal.  This charge is intended to cover sales expenses that we have incurred.  We may reduce or waive the surrender charge in certain situations.  We will never charge more than the maximum surrender charge.  The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made.  We determine the surrender charge as a percentage of each premium payment as follows:
Complete Years Since Premium Payment	0	1	2	3	4	5	6	7	8	9+
Surrender Charge (as a percentage of each Premium Payment)	8%	8%	8%	8%	7%	6%	5%	3%	1%	0%

If you request a partial withdrawal, the applicable surrender charge percentage is applied to the amount of each premium payment withdrawn in excess of the Free Withdrawal Amount (described below). For example, assume the Contract was established with an initial premium payment of $100,000 no investment earnings and a $15,000 withdrawal was requested in the first Contract Year. The Free Withdrawal Amount is $10,000. The remaining $5,000 of the withdrawal request is subject to the 8% surrender charge percentage.

If you fully surrender your Contract , the applicable surrender charge percentage is applied to the total amount of each premium payment subject to a surrender charge, rather than the amount actually surrendered. This means that if the Contract Value is less than the sum of the premium payments at the time of the request (e.g., due to poor investment performance and/or fees and charges), the surrender charge assessed may be greater than the amount that would be assessed if the surrender charge percentage was applied to the amount actually surrendered. For example, assume the Contract was established with an initial premium payment of $100,000 and a full surrender was requested in the first Contract Year at a time when the Contract Value had declined to $90,000 due to poor investment performance and/or fees and charges.  The maximum surrender charge percentage associated with the Contract would be applied to the entire $100,000 premium payment, and not the $90,000 Contract Value surrendered.

Amounts withdrawn that are not subject to the surrender charge are not considered withdrawals of any premium payment.  We also treat premium payments that have been invested the longest as being withdrawn first. We treat premium payments as withdrawn before earnings for purposes of calculating the surrender charge. However, federal income tax rules treat earnings under your Contract as withdrawn first.  See “FEDERAL TAX CONSIDERATIONS.”

Waiver of Surrender Charge for Extended Medical Care or Terminal Illness.  We will waive the surrender charge in most states in the following events:
•
You begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during a 60-day period and we receive your request for the surrender or withdrawal, together with all required documentation at Customer Service during the term of your care or within 90 days after the last day of your care; or

•	You are first diagnosed by a qualified medical professional, on or after the first Contract anniversary, as having a qualifying terminal illness.

18

We have the right to require an examination by a physician of our choice.  If we require such an examination, we will pay for it.  You are required to send us satisfactory written proof of illness.  See your Contract for more information.  The waiver of surrender charge may not be available in all states.

Free Withdrawal Amount.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

Surrender Charge for Excess Withdrawals.  We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the Tax Code.  We consider a withdrawal to be an excess withdrawal when the amount you withdraw in any Contract Year exceeds the Free Withdrawal Amount.  If any single withdrawal or sum of withdrawals exceeds the Free Withdrawal Amount, then you will incur a surrender charge on the excess portion, no matter that the withdrawal is a regular withdrawal or a systematic withdrawal.  Premium taxes may also apply.  We will deduct such charges from the Contract Value in proportion to the Contract Value in each Subaccount or Fixed Interest Option from which the excess withdrawal was taken.  In instances where the excess withdrawal equals the entire Contract Value in such Subaccounts or Fixed Interest Options, we will deduct charges proportionately from all other Subaccounts and Fixed Interest Options in which you are invested.  Any withdrawal from the Fixed Account more than 30 days before its maturity date will trigger a Market Value Adjustment.  See APPENDIX B for more information.

For the purpose of calculating the surrender charge for an excess withdrawal:
•	We treat premiums as being withdrawn on a first-in, first-out basis; and
•	Amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments.

We have included an example of how this works in APPENDIX D.  Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

Premium Taxes.  We may charge for state and local premium taxes depending on your state of residence.  These taxes can range from 0% to 3.5% of the premium payment.  We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your Contract Value or in the case of a living benefit rider, the benefit base (e.g., MGIB Charge Base or LifePay Plus Base), if exercised, on the Annuity Start Date.  However, some jurisdictions impose a premium tax at the time initial and additional premiums are paid, regardless of when the annuity payments begin.  In those states, we may defer collection of the premium taxes from your Contract Value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the Annuity Start Date.

Annual Contract Administrative Charge.  We deduct an annual administrative charge on each Contract anniversary.  If you surrender your Contract prior to a Contract anniversary, we deduct an administrative charge when we determine the Cash Surrender Value payable to you.  The charge is $40 per Contract.  We waive this charge if your Contract Value is $100,000 or more at the end of a Contract Year or the total of your premium payments is $100,000 or more or under other conditions established by us.  We deduct the charge proportionately from all Subaccounts in which you are invested.  If there is no Contract Value in those Subaccounts, we will deduct the charge from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

Transfer Charge.  We currently do not deduct any charges for transfers made during a Contract Year.  We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a Contract Year.  The charge will not apply to any transfers due to the election of dollar cost averaging or automatic rebalancing.

19

Overnight Charge.  You may choose to have the $20 charge for overnight delivery deducted from the net amount of withdrawal you would like sent to you by overnight delivery service.

Loan Fee. We assess a $25 fee for processing loans, which may be available only through Contracts issued in relation to 403(b) plans.  Interest is also charged and credited on amounts taken as a loan from 403(b) contracts.  See “403(b) PLAN LOANS” for more information.

Redemption Fees.  If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of withdrawals, transfers, or other Fund transactions you initiate.  Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Contract Value.  For a more complete description of the Funds’ fees and expenses, review each Funds’ prospectus.

No underlying Fund currently charges a redemption fee.

Charges Deducted from the Subaccounts

Base Contract Expense varies by Contract class and the maximum charge is 1.45% annually of the average daily assets you have in each Subaccount.  Your Contract class depends on when you purchased your Contract.  Refer to your Contract Schedule Pages for the Base Contract Expense that applies to you.  The Base Contract Expense includes both the Mortality and Expense Risk Charge and the Asset Based Administrative Charge discussed in the Contract and in prior prospectuses.

There is an additional charge if you elected either of the optional enhanced death benefits.  The maximum charges for these optional enhanced death benefits are as follows:
	Base Contract Expense*	Additional Enhanced Death Benefit Expense	Total*
Standard Death Benefit	1.45%	--	1.45% annually
Annual Ratchet Enhanced Death Benefit*	1.45%	0.25%	1.70% annually
7% Solution/Max 7 Enhanced Death Benefit**	1.45%	0.45%	1.90% annually
*	For certain periods the charge for the Annual Ratchet Death Benefit varied. Refer to your Contract schedule pages for the fees and charges that apply for the benefits you have elected.
**
For certain periods the 7% Solution Enhanced Death Benefit, the Max 7 Enhanced Death Benefit or both were available.  Refer to your contract schedule for the fees and charges that apply for the benefits you have elected.

The charge is deducted on each business day and is a percentage of average daily assets based on the assets you have in each Subaccount.  The Base Contract Expense compensates the Company for the expenses incurred with administering the Contract, the risks that charges will not cover actual expenses incurred and Death Benefit and annuitization risks.  The Death Benefit risk is that actual mortality rates in the aggregate may exceed expected mortality rates.  The annuitization risk is that actual mortality rates may be lower than expected mortality rates.  If there are any profits from the Base Contract Expense, we may use such profits to finance the costs associated with past distribution of the Contract.

20

Optional Rider Charges

Some features and benefits of the Contract were available by rider for an additional charge.  The optional rider availability was subject to state approval and sometimes broker/dealer approval.  Once elected, a rider cannot be canceled independently of the Contract.  Below is information about the charge for each optional rider benefit available under existing Contracts.  Rider charges are expressed as a percentage, rounded to the nearest hundredth of one percent.  Rider benefits are subject to conditions and limitations.  For more information about how the living benefit rider works, including the defined terms used in connection with the rider, as well as the conditions and limitations, please see “OPTIONAL LIVING BENEFIT RIDER.”

Minimum Guaranteed Income Benefit (“MGIB”) Rider Charge. The charge for the MGIB rider, a living benefit, is deducted quarterly, and is a percentage of the MGIB Charge Base:
Maximum Annual Charge	Current Annual Charge
1.20%	0.50%

This charge is deducted from the Subaccounts in which you are invested.  We deduct this charge in arrears, meaning the first charge is deducted at the end of the first quarter from the rider effective date.   The charge is deducted even if you decide never to exercise your right to annuitize under this rider.  For more information about how this rider works, including how the MGIB Charge Base is determined, please see “OPTIONAL LIVING BENEFIT RIDER – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

If the Contract Value in the Subaccounts is insufficient for the charge, then we deduct it from any Fixed Interest Options, in which case a Market Value Adjustment may apply.  But currently, a Market Value Adjustment would not apply when this charge is deducted from a Fixed Interest Option.  With Fixed Interest Options, we deduct the charge from the Fixed Interest Option having the nearest maturity.  For more information about the Fixed Interest Option, including the Market Value Adjustment, please see APPENDIX B.

Fund Expenses

As shown in the Fund prospectuses and described herein, each Fund deducts management fees from the amounts allocated to the Fund.  In addition, each Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund.  Furthermore, certain Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares.  For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus and see Appendix A.

Less expensive share classes of the Funds offered through this Contract may be available for investment outside of this Contract.  You should evaluate the expenses associated with the Funds available through this Contract before deciding to allocate Contract Value to a Fund.

21

THE ANNUITY CONTRACT

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract.  The Contract provides a means for you to invest in one or more of the available Funds through Separate Account B.  See APPENDIX A for more information on the available Funds.  It also provides a means for you to invest in a Fixed Interest Option through the Fixed Account.  See APPENDIX B for more information on the Fixed Account and APPENDIX C for more information about the Fixed Interest Division.  If you have any questions concerning this Contract, contact your registered representative or call Customer Service at 1-800-366-0066.

We no longer offer the Contract for sale to new purchasers.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes.  The tax-deferred feature is more attractive to people in high federal and state tax brackets.  You should not own this Contract:
•	If you are looking for a short-term investment; or
•	If you cannot risk getting back less money than you put in.

IRAs and other qualified plans already provide for tax-deferral found in this Contract.  For an additional cost, the Contract provides other features and benefits including Death Benefits and the ability to receive a lifetime income.  Considering the additional costs, Contract Owners of qualified Contracts should regularly review their continued need for the additional features and benefits they have elected.  See “FEES AND EXPENSES” and “CHARGES AND FEES.”  If you have elected a Living Benefit or an Enhanced Death Benefit Option and your Contract is tax-qualified, see “FEDERAL TAX CONSIDERATIONS - Tax Consequences of Living Benefits and Enhanced Death Benefits.”

When considering your investment in the Contract, you should consult with your investment professional about your financial goals, investment time horizon and risk tolerance.

22

Contract Date, Contract Year and Annuity Start Date

The date the Contract became effective is the Contract Date.  Contract anniversaries are measured from the Contract Date.  Each 12-month period following the Contract Date is a Contract Year.  The Annuity Start Date is the date you start receiving annuity payments under your Contract

Contract Owner

You are the Contract Owner.  You have the rights and options described in the Contract.  One or more individuals may own the Contract.  If there are multiple owners named, the age of the oldest owner will determine the applicable Death Benefit if such Death Benefit is available for multiple owners.  In the event a selected Death Benefit is not available, the Standard Death Benefit will apply.  See “DEATH BENEFIT” below for more information about the Death Benefit during the accumulation phase and the Death Benefit during the income phase.

The Death Benefit becomes payable when you die.  If the owner is a non-natural person (an entity), the Death Benefit is payable upon the death of the Annuitant.  In the case of a sole Contract Owner who dies before the Annuity Start Date, we will pay the beneficiary the Death Benefit then due.  The sole Contract Owner’s estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the Contract Owner.  In the case of a joint owner of the Contract dying before the Annuity Start Date, we will designate the surviving Contract Owner as the beneficiary.  This will override any previous beneficiary designation.  See “Joint Owners” below.

Joint Owners

For nonqualified Contracts only, joint owners may be named.  Joint owners may independently exercise transfers and other transactions allowed under the Contract.  All other rights of ownership must be exercised by both owners.  Joint owners own equal shares of any benefits accruing or payments made to them.  All rights of a joint owner end at death of that owner if the other joint owner survives.  The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner and the Death Benefit will be payable.  Joint owners may only select the Standard Death Benefit option.

Any addition or deletion of a joint owner is treated as a change of owner which may affect the amount of the Death Benefit   and could have federal tax consequences .  See “Change of Contract Owner or Beneficiary” below.  Adding a joint owner to the Contract post issue with either the Annual Ratchet Enhanced Death Benefit or 7% Solution/Max 7 Enhanced Death Benefit will cause that Death Benefit to end, and if the older joint owner is under age 861 on the date of the ownership change the Standard Death Benefit will apply.  If the older joint owner is age 861 or over on the date of the ownership change, the Death Benefit will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  Please note that returning a Contract to single owner status will not restore either the Annual Ratchet Enhanced Death Benefit or the 7% Solution/Max 7 Enhanced Death Benefit.  Unless otherwise specified, the term “age” when used for joint owners shall mean the age of the oldest owner.

Annuitant

The Annuitant is the person designated by you to be the measuring life in determining annuity payments.  On and after May 1, 2009, a joint Annuitant may also be designated.  You are the Annuitant unless you name another Annuitant in the application.  The Annuitant’s age determines when the income phase must begin and the amount of the annuity payments to be paid.  In the case of an owner that is a non-natural person and joint Annuitants, the oldest Annuitant’s age is used.  The Contract Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Start Date.  You may not change the Annuitant after the Contract is in effect except as described below.

1	The age at which adding a joint owner causes a change in the Death Benefit varied over time. Refer to your contract schedule pages for the age that applies to your contract.

23

If the Contract Owner is an individual, and the Annuitant dies before the Annuity Start Date and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant.  If the Annuitant dies before the Annuity Start Date and there is no contingent Annuitant, the Contract Owner will become the Annuitant.  In the event of joint owners, the youngest joint owner will be the contingent Annuitant.  The Contract Owner may designate a new Annuitant within 60 days of the death of the Annuitant.  If the Annuitant was the sole Contract Owner and there is no beneficiary designation, the Annuitant’s estate will be the beneficiary.
If the Contract Owner is not an individual but is a non-natural person, and the Annuitant dies before the Annuity Start Date, we will pay the designated beneficiary the Death Benefit then due.  If a beneficiary has not been designated, or if there is no designated beneficiary living, the Contract Owner will be the beneficiary.

Regardless of whether a Death Benefit is payable, if the Annuitant dies and any Contract Owner is not an individual but is a non-natural person, distribution rules under federal tax law will apply.  You should consult your tax and/or legal adviser for more information if the Contract Owner is not an individual but is a non-natural person.

Please note that only the Standard Death Benefit is available on a Contract with joint Annuitants.

Beneficiary

The beneficiary is named by you in a written request.  The beneficiary is the person who receives any Death Benefit proceeds.  The beneficiary may become the successor Contract Owner if the beneficiary is the Contract Owner’s spouse and the Contract Owner dies before the Annuity Start Date.  We pay Death Benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner).

If the primary beneficiary dies before the Death Benefit is payable, we pay the Death Benefit proceeds to the contingent beneficiary, if any.  If there is no surviving beneficiary, we pay the Death Benefit proceeds to the Contract Owner’s estate.

One or more persons may be a beneficiary or contingent beneficiary.  In the case of more than one beneficiary, we will assume any Death Benefit proceeds are to be paid in equal shares to the surviving beneficiaries, unless you indicate otherwise in writing.

Change of Contract Owner or Beneficiary

During the Annuitant’s lifetime, you may transfer ownership of a nonqualified Contract.  A change in ownership may affect the amount of the Death Benefit, the guaranteed minimum Death Benefit and/or the Death Benefit option applied to the Contract, and the continuation of any other optional rider that you have elected.  The new owner’s age, as of the date of the change, will be used as the basis for determining the applicable benefits and charges (the Annuitant’s age if the owner is a non-natural person).  The new owner’s death will determine when a Death Benefit is payable (the Annuitant’s death if the owners is a non-natural person).

Before Ownership Change	Age of New Owner	After Ownership Change
Standard Death Benefit	85** and under	Standard Death Benefit
Annual Ratchet Enhanced Death Benefit*	79** and under	Annual Ratchet Enhanced Death Benefit*
Annual Ratchet Enhanced Death Benefit*	80 to 85**	Standard Death Benefit
7% Solution/Max 7 Enhanced Death Benefit*	79** and under	7% Solution/Max 7 Enhanced Death Benefit*
7% Solution/Max 7 Enhanced Death Benefit*	80 to 85**	Standard Death Benefit
*	The availability of these enhanced death benefits varied depending on when the benefit was elected. Refer to your Contract Schedule pages for the benefit that you elected.
**
For certain periods, the age of the new owner varied for determining the impact of a change in ownership on the availability of an enhanced death benefit after the change.  Refer to your Contract schedule pages for the maximum age that applies to your Contract.

24

In the event the new owner is over the age at which they can retain the Standard Death Benefit, or the new owner is not an individual but is a non-natural person (other than a trust for the benefit of the owner or Annuitant), the Death Benefit after the ownership change will be the Cash Surrender Value.  The Base Contract Expense going forward will reflect the change in Death Benefit.  Please note that once a Death Benefit has been changed due to a change in owner, a subsequent change to a younger owner will not restore any of the enhanced death benefit options.

An ownership change may cause a living benefit rider to terminate , depending on the rider and whether spousal continuation is allowed.  For more information about an ownership change with the MGIB rider, please see “OPTIONAL LIVING BENEFIT RIDER – Minimum Guaranteed Income Benefit Rider (the “MGIB rider”).”

A change of owner likely has tax consequences.  See “FEDERAL TAX CONSIDERATIONS.”

You have the right to change beneficiaries during the Annuitant’s lifetime unless you have designated an irrevocable beneficiary.  If you have designated an irrevocable beneficiary, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.  In the event of joint owners all must agree to change a beneficiary.

In the event of a death claim, we will honor the form of payment of the Death Benefit specified by the beneficiary to the extent permitted under Tax Code Section 72(s) or 401(a)(9), as applicable.  You may also be able to restrict a beneficiary’s right to elect an annuity payment option or receive a lump-sum payment.  If so, such rights or options must comply with applicable provisions for the Tax Code and will not be available to the beneficiary.

All requests for changes must be in writing and submitted to Customer Service.  Please date your requests.  The change will be effective as of the day we receive the request in good order.  The change will not affect any payment made or action taken by us before recording the change.

Crediting of Premium Payments

You may make additional premium payments of $500 or more ($50 for qualified Contracts) at any time up to the Contract anniversary after your 85th birthday.  We may change the additional premium requirements for certain group or sponsored arrangements.  An initial or additional premium payment that would cause the Contract Value of all annuities that you maintain with us to exceed $1,500,000 requires our prior approval.

We processed your initial premium within two business days after receipt and allocated the payment according to the instructions you specified at the Accumulation Unit value next determined once the application and all information necessary for processing the Contract were complete.  We will process additional premium payments within one business day if we receive all information necessary.  In certain states we also accept additional premium payments by wire order.  Wire transmittals must be accompanied by sufficient electronically transmitted data.  We may have retained your initial premium payment for up to five business days while attempting to complete an incomplete application.  If the application could not be completed within this period, we informed you of the reasons for the delay and returned the premium payment immediately unless you directed us to hold the premium payment until the application was completed.  If you chose to have us hold the premium payment, we held it in a non-interest bearing account.

25

If your premium payment is transmitted by wire order from your broker/dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state availability and the procedures of your broker/dealer:
•
If either your state or broker/dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within five days of the premium payment. If we do not receive the application or form within five days of the premium payment, we will refund the Contract Value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid; or

•
If your state and broker/dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with a Contract Acknowledgement and Delivery Statement for your execution. Until Customer Service receives the executed Contract Acknowledgement and Delivery Statement, neither you nor the broker/dealer may execute any financial transactions on your Contract unless they are requested in writing by you. We may require additional information before complying with your request (e.g., signature guarantee).

We will ask about any missing information related to additional premium payments.  We will allocate the additional premium payment(s) proportionally according to the current Subaccount allocation unless you specify otherwise.  Any fixed allocation(s) will not be considered in these calculations.  If a Subaccount is no longer available (including due to a Fund purchase restriction) or requested in error, we will allocate the additional premium payment(s) proportionally among the other Subaccount(s) in your current allocation.  For any additional premium payments, we will credit the payment designated for a Subaccount of Separate Account B at the Accumulation Unit value next determined after receipt of your premium payment and instructions.

Once we allocate your premium payment to the Subaccounts selected by you, we convert the premium payment into Accumulation Units.  We divide the amount of the premium payment and Premium Credit allocated to a particular Subaccount by the value of an Accumulation Unit for the Subaccount to determine the number of Accumulation Units of the Subaccount to be held in Separate Account B with respect to your Contract.  The net investment results of each Subaccount vary with its investment performance.

In some states, we may have required that an initial premium designated for a Subaccount of Separate Account B be allocated to a Subaccount specially designated by the Company (currently, the Voya Government Liquid Assets Portfolio) during the free look period.  After the free look period, we then converted your Contract Value (your initial premium plus any earnings less any expenses) into Accumulation Units of the Subaccounts you previously selected.  The Accumulation Units were allocated based on the Accumulation Unit value next computed for each Subaccount.  Initial premium that was to be allocated to the Fixed Interest Options was allocated to the Fixed Interest Options with the guaranteed interest period you had chosen.

Additional Credit to Premium

We will add a credit to your Contract Value based on each premium payment (“Premium Credit”). We will add the Premium Credit proportionally to each subaccount and Fixed Interest Option as the premium payment is allocated. The Premium Credit is a minimum of 4% of the premium payment. We may increase the Premium Credit at our discretion. If we increase the Premium Credit we may reduce it also at our discretion, but we will not reduce it below the minimum Premium Credit of 4%, and we will give at least 30 days’ notice of any planned reduction.

The Premium Credit constitutes earnings (and not premiums paid by you) for federal tax purposes.
In any of the following circumstances, we deduct a Premium Credit from the amount we pay to you or your beneficiary:
•	If a death benefit becomes payable, we will deduct any Premium Credits added to your contract within one year prior to death; and
•	If we waive any surrender charge, we will deduct any Premium Credit added to your Contract Value within one year.

If we deduct a Premium Credit from any amount we pay to you, we will only deduct the full dollar amount of the Premium Credit. You will retain any gains, and you will also bear any losses, that are attributable to the Premium Credit we deduct.

Once we have waived any surrender charge, we will not add any additional Premium Credit to any additional premium you pay on or after the date of any such waiver.

26

While no specific charge is made for the Premium Credit, the surrender charges are higher and the surrender charge period longer than under our products not offering a Premium Credit. Also, the Base Contract Expense is higher than that charged under other products providing comparable features, but which have no Premium Credit. We may use a portion of the surrender charge and mortality and expense risk charge to help recover the cost of providing the Premium Credit. In addition, there may be circumstances under which the Contract Owner may be worse off from having received a Premium Credit.  Negative performance associated with the Premium Credit at any time will reduce the Contract Value more than if the Premium Credit had not been applied.

Contract Value

We determine your Contract Value on a daily basis beginning on the Contract Date.  Your Contract Value is the sum of:
•	The Contract Value in the Fixed Interest Options; and
•	The Contract Value in each Subaccount in which you are invested.

On the Contract Date, we allocated your Contract Value to each Subaccount and/or a Fixed Interest Option specified by you, unless the Contract was issued in a state that required the return of premium payments during the free look period.  In such a case, the portion of your initial premium and added Premium Credit not allocated to a Fixed Interest Option may have been allocated to a Subaccount specially designated by the Company during the free look period for this purpose (the Voya Government Liquid Assets Portfolio)

Contract Value in Fixed Interest Options.  The Contract Value in your Fixed Interest Options is the sum of premium payments and Premium Credits allocated to the Fixed Interest Options under the Contract, plus Contract Value transferred to the Fixed Interest Options, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Options (including any Market Value Adjustment applied to such transfer or withdrawal), Contract fees (including, in some cases, fees for optional benefit riders) and premium taxes.

Contract Value in the Subaccounts.  On the Contract Date, the Contract Value in the Subaccounts in which you are invested is equal to the initial premium paid and added Premium Credit designated to be allocated to the Subaccounts.

On each business day after the Contract Date, we calculate the amount of Contract Value in each Subaccount as follows:
(1)	We take the Contract Value in the Subaccount at the end of the preceding business day;
(2)	We multiply (1) by the Subaccount’s Net Rate of Return since the preceding business day;
(3)	We add (1) and (2);
(4)	We add to (3) any additional premium payments and Premium Credits, and then add or subtract any transfers to or from that Subaccount; and
(5)	We subtract from (4) any withdrawals and any related charges, and then subtract any Contract fees and premium taxes.

The Net Rate of Return equals the Net Investment Factor minus one.

The Net Investment Factor is an index number that reflects certain charges under the Contract and the investment performance of the Subaccount.  The Net Investment Factor is calculated for each Subaccount as follows:
(1)	We take the net asset value of the Subaccount at the end of each business day;
(2)	We add to (1) the amount of any dividend or capital gains distribution declared for the Subaccount and reinvested in such Subaccount. We subtract from that amount a charge for our taxes, if any;
(3)	We divide (2) by the net asset value of the Subaccount at the end of the preceding business day; and
(4)	We then subtract the applicable daily charges from the Subaccount: the Base Contract Expense; and any optional rider charges.

27

Calculations for the Subaccounts are made on a per Accumulation Unit basis.  Each Subaccount of Separate Account B has its own Accumulation Unit value.  The Accumulation Units are valued at the close of each business day that the New York Stock Exchange (“NYSE”) is open for trading, normally 4:00 p.m. Eastern Time.  Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable Fund in which the Subaccount invests.  Shares in the Funds are valued at their net asset value.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value will fluctuate daily based on the investment results of the Subaccounts in which you are invested and interest credited to Fixed Interest Options and any Market Value Adjustment.  See APPENDIX B for a description of the calculation of Cash Surrender Value under any Fixed Interest Option.  We do not guarantee any minimum Cash Surrender Value.  On any date during the accumulation phase, your Cash Surrender Value equals:
•	Your Contract Value;
•	Adjusted for any Market Value Adjustment for amounts invested in the Fixed Interest Options; and
•
Reduced by any surrender charge, any charge for premium taxes, any redemption fees, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

Surrendering to Receive the Cash Surrender Value.  You may surrender the Contract at any time while the Annuitant is living and before the Annuity Start Date.  A surrender is effective on the date we receive your written request and the Contract at Customer Service.  After we receive all paperwork required for us to process your surrender, we will determine and pay the Cash Surrender Value at the price next determined.  Once paid, all benefits under the Contract will terminate.  You may receive the Cash Surrender Value in a single sum payment or apply it under one or more annuity options.  We will usually pay the Cash Surrender Value within seven days.

Consult your tax and/or legal adviser regarding the tax consequences associated with surrendering your Contract.  A surrender made before you reach age 59 1∕2 may result in a 10% additional tax.  See “FEDERAL TAX CONSIDERATIONS” for more details.

TRANSFERS AMONG YOUR INVESTMENT OPTIONS

Before the Annuity Start Date, you may transfer your Contract Value among the Subaccounts in which you are invested and your Fixed Interest Options.  We currently do not charge you for transfers made during a Contract Year but reserve the right to charge for each transfer after the twelfth transfer in a Contract Year.  We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if in our business judgment such modification or termination is necessary or in accordance with applicable law.  We will apply a Market Value Adjustment to transfers from a Fixed Interest Option taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program.  Keep in mind that transfers between Covered Funds, Special Funds and Excluded Funds and other Funds may negatively impact your Death Benefit or rider benefits.

If you allocate Contract Value to an investment option that has been designated as a Restricted Fund, your ability to transfer Contract Value to the Restricted Fund may be limited.  A transfer to the Restricted Funds will not be permitted to the extent that it would increase the Contract Value in the Restricted Fund to more than the applicable limits following the transfer.  We do not limit transfers from Restricted Funds.  If the result of multiple reallocations is to lower the percentage of total Contract Value in the Restricted Fund, the reallocation will be permitted even if the percentage of Contract Value in the Restricted Fund is greater than the limit.

Please be aware that the benefit we pay under an optional benefit rider may be affected by certain transfers you make while the rider is in effect.  Transfers, including those involving Special Funds or Excluded Funds, may also affect your optional rider base.  See “OPTIONAL LIVING BENEFIT RIDER.”

28

The minimum amount that you may transfer is $100 or, if less, your entire Contract Value held in a Subaccount or a Fixed Interest Option.  To make a transfer, you must notify Customer Service and all other administrative requirements must be met.  We will determine transfer values at the end of the business day on which we receive the transfer request at Customer Service.  If we receive your transfer request after 4 p.m. eastern time or the close of regular trading of the NYSE, we will make the transfer on the next business day.

Separate Account B and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine.  We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions, even if appropriate identifying information is provided.

Dollar Cost Averaging

You may elect to participate in our dollar cost averaging program through either the Voya Government Liquid Assets Portfolio or a Fixed Interest Option, subject to availability, starting 30 days after the Contract Date.  These investment options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount to the Subaccounts you specify.  There is no additional charge to participate in the dollar cost averaging program.  Dollar cost averaging is not available with automatic rebalancing and may be subject to limited availability with systematic withdrawals.

Fixed Interest Options with durations of six months and one year may be available for use exclusively with the dollar cost averaging program.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

Dollar cost averaging requires a minimum monthly transfer amount of $100.  We will transfer all your money allocated to that source account into the Subaccount(s) you specify in equal payments over the relevant duration.  The last payment will include earnings accrued over the duration.  If you make an additional premium payment into a Fixed Interest Option subject to dollar cost averaging, the amount of your transfers under the dollar cost averaging program remains the same, unless you instruct us to increase the transfer amount.

If we receive a transfer request that violates the reallocation limitations under the Contract, we will inform you or your agent/registered representative that we cannot process the transfer and that new instructions are required.  Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.

Transfers under the dollar cost averaging program are not subject to a Market Value Adjustment.  However, if you use a Fixed Interest Option as the source account for dollar cost averaging and terminate the dollar cost averaging program when there is money remaining in the dollar cost averaging Fixed Interest Option, we will transfer the remaining money to the Voya Government Liquid Assets Portfolio.  Such transfer will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the dollar cost averaging Fixed Interest Option.

If you do not specify to which Subaccounts you want to transfer the dollar amount of the source account, we will transfer the money to the Subaccounts in which you are invested proportionally, subject to any Fund purchase restrictions.  The transfer date is the same day each month as your Contract Date.  If, on any transfer date, your Contract Value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end.  You may terminate the dollar cost averaging program at any time by sending satisfactory notice to Customer Service at least seven days before the next transfer date.

29

Transfers under the dollar cost averaging program must comply with the investment restrictions for the living benefit riders.

You are permitted to transfer Contract Value to a Restricted Fund, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” Compliance with the individual and aggregate Restricted Fund limits will be reviewed when the dollar cost averaging program is established.  Transfers under the dollar cost averaging program must be within those limits.  We will not review again your dollar cost averaging election for compliance with the individual and aggregate limits for investment in the Restricted Funds except in the case of the transactions described below:
•
Amount added to source account: If you add amounts to the source account which would increase the amount to be transferred under the dollar cost averaging program, we will review the amounts to be transferred to ensure that the individual and aggregate limits are not being exceeded.  If such limits would be exceeded, we will require that the dollar cost averaging transfer amounts be changed to ensure that the transfers are within the limits based on the then-current allocation of Contract Value to the Restricted Fund(s) and the then-current value of the amount designated to be transferred to that Restricted Fund(s);

•
Additional premium paid: Up to the individual Restricted Fund percentage limit may be allocated to a Restricted Fund.  If you request more than the individual limit be allocated to a Restricted Fund, we will look at the aggregate limit, subtract the current allocation to Restricted Funds, and subtract the current value of amounts to be transferred under the dollar cost averaging program to Restricted Funds.  The excess, if any, is the maximum that may be allocated proportionally to the Restricted Funds; and

•
Reallocation request is made while the dollar cost averaging program is active: If the reallocation would increase the amount allocated to Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to Restricted Funds and less the current value of any remaining amounts to be transferred under the dollar cost averaging program to the Restricted Funds.

We may offer additional Subaccounts or Fixed Interest Options to be source accounts under the dollar cost averaging program or withdraw any Subaccount or Fixed Interest Option from the dollar cost averaging program.   We may also stop offering dollar cost averaging Fixed Interest Options or otherwise modify, suspend or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Automatic Rebalancing

If you have at least $10,000 of Contract Value invested in the Subaccounts of Separate Account B, you may elect to have your investments in the Subaccounts automatically rebalanced.  Automatic rebalancing is not available if you participate in the dollar cost averaging program.  Automatic rebalancing is subject to any Fund purchase restrictions; however, transfers made pursuant to automatic rebalancing do not count toward the 12-transfer limit on free transfers.  There is no additional charge for this feature.

Under automatic rebalancing we will transfer amounts under your Contract on a quarterly, semi-annual, or annual calendar year basis among the Subaccounts to maintain the investment blend of your selected Subaccounts.  Automatic rebalancing percentages must be in whole percentages.  Rebalancing does not affect any amounts that you have allocated to Fixed Interest Options.  The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken proportionally.

To participate in automatic rebalancing, send satisfactory notice to Customer Service.  We will begin the program on the last business day of the period in which we receive the notice.  You may cancel the program at any time.  The program will automatically terminate if you choose to reallocate your Contract Value among the Subaccounts or if you make an additional premium payment or partial withdrawal on other than a proportional basis.  Additional premium payments and partial withdrawals made proportionally will not cause the automatic rebalancing program to terminate.

You are permitted to reallocate between Restricted and non-Restricted Funds, subject to the limitations described in this section and in “THE FUNDS – Restricted Funds.” If the reallocation would increase the amount allocated to the Restricted Funds, the maximum that may be so allocated is the individual Restricted Fund percentage limit, less the current allocation to all Restricted Funds.

Upon advance notice we may modify, suspend, or terminate the automatic rebalancing program at any time.

30

Limits on Frequent or Disruptive Transfers

The Contract is not designed to serve as a vehicle for frequent transfers.  Frequent transfer activity can disrupt management of a Fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Contract Owners.

This in turn can have an adverse effect on Fund performance.  Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products; and

•	Each underlying Fund may limit or restrict Fund purchases and we will implement any limitation or restriction on transfers to an underlying Fund as directed by that underlying Fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the Contract.

Excessive Trading Policy.  We provide multi-fund variable insurance and retirement products and have adopted an Excessive Trading Policy to respond to the demands of the various Fund families that make their Funds available through our products to restrict excessive Fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor Fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy.  Our Excessive Trading Policy is violated if Fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:
•
More than one purchase and sale of the same Fund (including money market Funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same Fund is referred to as a “round-trip”).  This means two or more round-trips involving the same Fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same Fund within a twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-Fund transfers (for example, new premium payments, withdrawals and loans, if available);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Purchases and sales of Funds that affirmatively permit short-term trading in their Fund shares, and movement between such Funds and a money market Fund; and
•	Transactions initiated by us or a Fund.

31

If we determine that an individual or entity has made a purchase of a Fund within 60 days of a prior round-trip involving the same Fund, we will send them a letter warning that another sale of that same Fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate Fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”).  Likewise, if we determine that an individual or entity has made five round-trips involving the same Fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same Fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges.  According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity.  A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the Fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months.  Consequently, all Fund transfers or reallocations, not just those which involve the Fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail.  Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred.  During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible.  A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate Fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the Fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored.  We will continue to monitor the Fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges.  A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy.  We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular Fund, at any time without prior notice, depending on, among other factors, the needs of the underlying Fund(s), the best interests of Contract Owners and Fund investors and/or state or federal regulatory requirements.  If we modify our policy, it will be applied uniformly to all Contract Owners or, as applicable, to all Contract Owners investing in the underlying Fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity.  If it is not completely successful, Fund performance and management may be adversely affected, as noted above.

32

Limits Imposed by the Funds.  Each underlying Fund available through the variable insurance products issued by us, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of Fund shares are subject to acceptance or rejection by the underlying Fund.  We reserve the right, without prior notice, to implement Fund purchase restrictions and/or limitations on an individual or entity that the Fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a Subaccount if the corresponding Fund will not accept the allocation or transfer for any reason.  All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a Fund or all Funds within a Fund family) will be done in accordance with the directions we receive from the Fund.

Agreements to Share Information with Fund Companies.  As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the Fund companies whose Funds are offered through the Contract.  Contract Owner trading information is shared under these agreements as necessary for the Fund companies to monitor Fund trading and our implementation of our Excessive Trading Policy.  Under these agreements, we are required to share information regarding Contract Owner transactions, including but not limited to information regarding Fund transfers initiated by you.  In addition to information about Contract Owner transactions, this information may include personal Contract Owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a Fund company may direct us to restrict a Contract Owner’s transactions if the Fund determines that the Contract Owner has violated the Fund’s excessive/frequent trading policy.  This could include the Fund directing us to reject any allocations of premium or Contract Value to the Fund or all Funds within the Fund family.

WITHDRAWALS

Except under certain qualified Contracts, you may withdraw all or part of your money any time during the accumulation phase and before the death of the Contract Owner.  If you request a withdrawal for more than 90% of the Cash Surrender Value, and the remaining Cash Surrender Value after the withdrawal is less than $1,000, we will treat it as a request to surrender the Contract.  If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge.  The Free Withdrawal Amount in any Contract Year is 10% of your Contract Value, including any Premium Credits, on the date of the withdrawal less any prior withdrawals during that Contract Year.  The Free Withdrawal Amount does not constitute a withdrawal of premiums.

You need to submit to us a request specifying the Fixed Interest Options or Subaccounts from which to withdraw amounts, otherwise we will make the withdrawal proportionally from all of the Subaccounts in which you are invested.  If there is not enough Contract Value in the Subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Options starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.  We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Option taken more than 30 days before its maturity date.  Definitive guidance on the proper federal tax treatment of the Market Value Adjustment has not been issued.  You may want to discuss the potential tax consequences of a Market Value Adjustment with your tax and/or legal adviser.  We will determine the Contract Value as of the close of business on the day we receive your withdrawal request in good order at Customer Service.  The Contract Value may be more or less than the premium payments made.

If any limitation on allocations to the Restricted Funds has been exceeded, additional withdrawals must be taken so that the percentage of Contract Value in the Restricted Funds following the withdrawal would not be greater than the percentage of Contract Value in the Restricted Funds prior to the withdrawal.  In this event, you would either need to take your withdrawal from the Restricted Funds or proportionally from all Subaccounts.

Please be aware that the benefit we pay under certain optional benefit riders may be reduced by any withdrawals you take while the optional benefit rider is in effect.  Withdrawals described below are subject to taxation on an income first basis .  A withdrawal made before the taxpayer reaches age 59 ½ may result in a 10% additional tax.  See “FEDERAL TAX CONSIDERATIONS” for more details.  Consult your tax and/or legal adviser regarding the tax consequences associated with taking withdrawals.  You are responsible for determining that withdrawals comply with applicable law.

33

We offer three types of withdrawals: regular withdrawals, systematic withdrawals, and IRA withdrawals.

Regular Withdrawals.  You may make regular withdrawals.  Each withdrawal must be a minimum of $100.  We will apply a Market Value Adjustment to any regular withdrawal you take from a Fixed Interest Option more than 30 days before its maturity date.  See APPENDIX B for more information on the application of Market Value Adjustment.

Systematic Withdrawals.   You may choose to receive automatic systematic withdrawal payments from the Contract Value in the Subaccounts in which you are invested or from the interest earned in your Fixed Interest Options.  You may not elect the systematic withdrawal option if you are taking IRA withdrawals.  Systematic withdrawals may be taken monthly, quarterly or annually.  If you have Contract Value allocated to one or more Restricted Funds, and you elect to receive systematic withdrawals from the Subaccounts in which you are invested, the systematic withdrawals must be taken proportionally from all Subaccounts in which Contract Value is invested.  If you do not have Contract Value allocated to a Restricted Fund and choose systematic withdrawals on a non-proportional basis, we will monitor the withdrawals annually.  If you additionally allocate Contract Value to one or more Restricted Funds, we will require you to take your systematic withdrawals proportionally from all Subaccounts in which Contract Value is invested.  There is no additional charge for this feature.

You decide the date on which you would like your systematic withdrawals to start.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your systematic withdrawals will occur on the next business day after your Contract Date (or the monthly or quarterly anniversary thereof) for your desired frequency.

Each systematic withdrawal amount must be a minimum of $100.  The amount of your systematic withdrawal can either be a fixed amount or an amount based on a percentage of your Contract Value.  Both forms of systematic withdrawals are subject to the applicable maximum as shown below, which is calculated on each withdrawal date:
Frequency	Maximum Percentage of Premiums not Previously Withdrawn
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

If you want fixed amount systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature discussed below which you may add to your regular fixed amount systematic withdrawal program.

If your systematic withdrawal is based on a percentage of your Contract Value and the amount to be withdrawn based on that percentage would be less than $100, we will contact you and seek alternative instructions.  Unless you provide alternative instructions, if the systematic withdrawal would exceed the maximum percentage, we will send the amount and then automatically cancel your systematic withdrawal option.

We limit systematic withdrawals from Fixed Interest Options to interest earned during the prior month, quarter, or year, depending on the frequency you chose.  Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with distributions under Section s 72(q) and 72(t) of the Tax Code.  A Fixed Interest Option may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

34

You may change the amount or percentage of your systematic withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.  If you submit an additional premium payment after you have applied for systematic withdrawals, we will not adjust future withdrawals under the systematic withdrawal program unless you specifically request that we do so.  The systematic withdrawal option may commence in a Contract Year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a regular withdrawal.

Subject to availability, for nonqualified Contracts a spousal or non-spousal beneficiary may be able to elect to receive Death Benefits as payments over the beneficiary’s lifetime (“stretch”).  Stretch payments will be subject to the same limitations as systematic withdrawals, and nonqualified stretch payments will be reported on the same basis as other systematic withdrawals.  Subject to availability, for qualified Contracts stretch payments are available only to individuals that are eligible designated beneficiaries under federal tax law.   See “FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

Fixed Dollar Systematic Withdrawal Feature.   You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed amount systematic withdrawal program.  This feature allows you to receive a systematic withdrawal in a fixed dollar amount in addition to your systematic withdrawal program regardless of any potential impact of surrender charges or Market Value Adjustments.  Systematic withdrawals from Fixed Interest Options under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section s 72(q) and 72(t) distributions.  You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 10% of your Contract Value as determined on the day we receive your election of this feature.  We will not recalculate the maximum limit when you make additional premium payments, unless you instruct us to do so.  We will assess a surrender charge on the withdrawal date if the withdrawal exceeds the maximum limit as calculated on the withdrawal date.  We will assess a Market Value Adjustment on the withdrawal date if the withdrawal from a Fixed Interest Option exceeds your interest earnings on the withdrawal date.  We will apply the surrender charge and any Market Value Adjustment directly to your Contract Value (rather than to the withdrawal) so that the amount of each systematic withdrawal remains fixed.

Fixed dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum described above.  Such withdrawals are subject to surrender charges and Market Value Adjustments when they exceed the applicable maximum percentage.

IRA Withdrawals.   If you have a non-Roth IRA Contract and will be at least the “applicable age” (see “Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and non-Roth IRAs, Start Date” )   during the current calendar year, you may elect to have distributions made to you to satisfy minimum distribution requirements imposed by federal tax law.  IRA withdrawals provide payout of amounts required to be distributed by the Tax Code rules governing mandatory distributions under IRAs.  We will send you a notice before your distributions commence.  You may elect to take IRA withdrawals at that time, or at a later date.  You may not elect IRA withdrawals and participate in systematic withdrawals at the same time.  If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, you will need to take distributions adequate to satisfy the requirements imposed by federal tax law.  Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law, unless you are satisfying those mandatory distribution rules through withdrawals from other IRA accounts.

You choose the frequency of your IRA withdrawals (monthly, quarterly , or annually) and the start date.  This date must be at least 30 days after the Contract Date and no later than the 28th day of the month.  Subject to these rules, if you have not indicated the date, your IRA withdrawals will occur on the next business day after your Contract Date for your desired frequency.

We calculate the amount you are required to withdraw from your Contract each year based on the information you give us and various choices you make.  For information regarding the calculation and choices you have, see the SAI.  Or, we will accept your written instructions regarding the calculated amount required to be withdrawn from your Contract each year.  The minimum dollar amount you can withdraw is $100.  When we determine the required IRA withdrawal amount each year based on the frequency you select, if that amount is less than $100, we will pay $100.  At any time where the IRA withdrawal amount is greater than the Contract Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

35

You may change the payment frequency of your IRA withdrawals once each Contract Year or cancel this option at any time by sending satisfactory notice to Customer Service at least seven days before the next scheduled withdrawal date.

An IRA withdrawal from a Fixed Interest Option in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment and may be subject to surrender charges.

403(b) PLAN LOANS

Availability.  If your Contract was issued in relation to a 403(b) retirement plan, 403(b) Plan Loans may be available to you if specifically permitted by the terms of your plan and in your state.  If available, you may initiate a loan at any time during the accumulation phase prior to reaching age 72.  Some states may limit the number of loans that may be outstanding at any one time.

Loans are subject to requirements under the Tax Code and related loan regulations, as well as ERISA (if applicable). Further restrictions may apply due to our administrative practices. We reserve the right to deny a loan request if the participant has an outstanding loan in default.

Things to Consider Before Initiating a Loan.  When you initiate a loan we transfer an amount equal to the loan, on a pro-rata basis, from each of the investment options in which your Contract Value is allocated to a special loan account within our general account where it is held as collateral for your outstanding loan balance.  Consequently, consider the following before initiating a loan:

•	Loan Fee. A $25 loan fee is deducted from your Contract Value when initiating a loan;
•
Potential loss of Investment Return.  Taking a loan reduces your opportunity to participate in the investment performance of the Subaccounts and the interest guarantees of the Fixed Interest Options; and

•
Loan Interest.  Interest is both charged and credited on loan amounts allocated to the special loan account.  The interest rate charged is 6% annually, and the interest rate credited is 3% annually.  The difference between the rate charged and the rate credited on loans is called the loan interest rate spread, which is retained by the Company.

Loan Amount.  The minimum loan amount is $1,000, and the maximum loan amount is the lesser of:

•	The greater of:
o 50% of your Cash Surrender Value, less any outstanding loan balance; or
o $10,000 less any outstanding loan balance;
•	$50,000 less the highest outstanding loan balance in the last 12 months; or
•	The greater of:
o 90% of your Cash Surrender Value; or
o Your Cash Surrender Value minus $2,500.

Repayment.  You are required to establish a repayment schedule when initiating a loan.  Repayment terms may vary, but generally range from one to five years in duration.  When you initiate a loan, a repayment amount is determined and you choose whether to repay the loan over the term on a monthly or quarterly basis.  Once chosen, your repayment term and frequency cannot be changed.  You may always pay more than the agreed upon repayment amount, and you may pay off the loan before the end of its term.

Loan repayments received will reduce the outstanding loan balance and such amounts, net of loan interest, will be transferred on a pro rat a basis from the special loan account to the investment options in which your Contract Value is then allocated.

Past Due Loans.  A loan will become past due when a scheduled payment has not been received.  Any loan payments made on a past due loan will apply to the oldest delinquent payment first for the purposes of avoiding defaulting on the loan.  Any amount past due for more than three months will cause the loan to be in default.

36

Defaulted Loans.  When a loan is in default, the outstanding loan amount, including accrued interest, is treated as a normal disbursement for tax purposes and will be reported as a taxable distribution to the IRS.  The distribution may be subject to additional tax under Tax Code.  To the extent a loan that has been reported as a distribution remains unpaid, it will continue to count against your future loan availability.  If you have defaulted on a loan, interest will continue to accumulate on the balance until the loan is paid or you have a distributable event. Additionally, certain other tax rules apply to distributions from the contract.    See “FEDERAL TAX CONSIDERATIONS ‒ Taxation of Qualified Contracts” for additional information.

Withdrawals to Repay a Loan.  If permitted under the 403(b) plan, y ou may take a withdrawal from your Contract to make a loan payment or repay a loan that is in default, but any such withdrawal will be subject to the normal consequences of a withdrawal, including possible surrender charges and a Market Value Adjustment from amounts withdrawn from a Fixed Interest Option.   We cannot apply any amount withdrawn directly to a loan repayment.  Rather, you will need to take the withdrawal and return the loan payment to us with a personal check or in another accepted method of payment.

ANNUITY OPTIONS

Annuitization of Your Contract

If the Annuitant and Contract Owner are living on the Annuity Start Date, we will begin making payments to the Contract Owner under an annuity option.  Five fixed payment annuity options are currently available.  We will make these payments under the annuity option you choose.  You may change an annuity option by making a written request to us at least 30 days before the Annuity Start Date.  Living benefit riders automatically terminate when the income phase of your Contract begins.  The MGIB annuity benefit may be available if you have purchased the MGIB rider, provided any waiting period or other specified condition has been met.  The Maximum Annual Withdrawal may be available with the LifePay Plus or Joint LifePay Plus riders.  Except as provided under certain riders, there is no Death Benefit after the Annuity Start Date.

Your choice of an annuity option may be limited, depending on your use of the Contract.  Certain annuity options and/or certain period certain durations may not be available, depending on the age of the Annuitant and whether your Contract is a qualified Contract that is subject to the required minimum distribution rules in Tax Code Section 401(a)(9).  In addition, for qualified Contracts once annuity payments start under an annuity option, it may be necessary to modify those payments following the Annuitant’s death in order to comply with new requirements under the r equired m inimum d istribution rules.  See “FEDERAL TAX CONSIDERATIONS - Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

You may also elect an annuity option on surrender of the Contract for its Cash Surrender Value or you may choose one or more annuity options for the payment of Death Benefit proceeds while it is in effect and before the Annuity Start Date.  If, at the time of the Contract Owner’s death or the Annuitant’s death (if the Contract Owner is not an individual but is a non-natural person), no option has been chosen for paying Death Benefit proceeds, the beneficiary may choose an annuity option.  In such a case, the payments will be based on the life expectancy of the beneficiary rather than the life of the Annuitant.  In all events, payments of Death Benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity payment that we will make is $20.  We may require that a single sum payment be made if the Contract Value is less than $2,000 or if the calculated monthly annuity payment is less than $20.

For each annuity option, we will issue a separate written agreement putting the annuity option into effect.  Before we pay any annuity benefits, we require the return of your Contract.  If your Contract has been lost, we will require that you complete and return the applicable lost Contract form.  Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used , the interest credited to the Fixed Interest Options , and the investment performance of the Funds if variable options are available and selected.

37

Our current annuity options provide only for fixed payments.  Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us.  Payment under our current annuity options will last either for a specified period of time or for the life of the Annuitant, or both – depending on the option selected.  We will determine the amount of the annuity payments on the Annuity Start Date by multiplying the Contract Value (adjusted for any Market Value Adjustment and any rider charges that would be due) by the applicable payment factor provided under the Contract and dividing it by 1,000.  The applicable payment factor will depend on:
•	The annuity option selected;
•	The payment date;
•	The frequency of payments you choose; and
•	The age (and gender, where appropriate under applicable law) of the Annuitant or the beneficiary.

Surrender charges might apply depending on the annuity options.  As a general rule, more frequent annuity payments will result in smaller individual annuity payments.  Likewise, annuity payments that are anticipated over a longer period of time will also result in smaller individual annuity payments.  Because our current annuity options provide only for fixed payments, additional payments will not differ from the amount of your first annuity payment.

Our approval is needed for any option where:
•	The person named to receive payment is other than the Contract Owner or beneficiary;
•	The person named is not an individual but is a non-natural person, such as a corporation; or
•	Any annuity payment would be less than the minimum annuity payment allowed.

Selecting the Annuity Start Date

You select the Annuity Start Date, which is the date on which the annuity payments commence.  Unless we consent, the Annuity Start Date must be at least five years from the Contract Date but before the month immediately following the Annuitant’s 9 0 th birthday.  If on the Annuity Start Date a surrender charge remains and required minimum distributions are not required under the Tax Code, then the annuity option elected must include a period certain of at least 10 years.

If you do not select an Annuity Start Date, it will automatically begin in the month following the Annuitant’s 90th birthday.

If the Annuity Start Date occurs when the Annuitant is at an advanced age, such as over age 95 , it is possible that the Contract will not be considered an annuity for federal tax purposes.  For more information, see “FEDERAL TAX CONSIDERATIONS.”  For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you reach the “applicable age” (see “Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and non-Roth IRAs, Start Date”) or, in some cases, retire.  Distributions may be made through annuitization or withdrawals.  You should consult a tax adviser for tax advice when selecting an Annuity Start Date.

Frequency of Annuity Payments

You choose the frequency of the annuity payments.  They may be monthly, quarterly, semi-annually, or annually.  If we do not receive written notice from you, we will make the payments monthly.  There may be certain restrictions on minimum payments that we will allow.

Beneficiary Rights

A beneficiary’s right to elect an annuity option or receive a lump sum may have been restricted by the Contract Owner.  If so, such options may not be available to the beneficiary.  In addition, the beneficiary’s rights may be restricted by the distribution requirements of the applicable federal tax laws.

38

The Annuity Options

The Contract has five annuity options.  Payments under Options 1, 2, and 3 are fixed.  Payments under Option 4 may be fixed or variable, although only fixed payments are currently available.  For a fixed annuity option, the Contract Value in the Subaccounts is transferred to the Company’s general account.  If you do not choose an annuity option, Option 2 – Income for Life with a 10-year period certain will be selected for you, or a shorter period if required by law.  Monthly payment amounts for each of the available options are available on request.

The MGIB annuity options available under the MGIB rider are different from the options listed below.  For additional information, please see “OPTIONAL LIVING BENEFIT RIDER – Minimum Guaranteed Income Benefit Rider – MGIB Annuity Options.”

Option 1.  Income for a Fixed Period.  Under this option, we make monthly payments in equal installments for a fixed number of years based on the Contract Value on the Annuity Start Date.  The fixed period must be between 5 and 30 years.  We guarantee that each monthly payment will be at least the amount stated in your Contract.  If you prefer, you may request that payments be made in annual, semi-annual, or quarterly installments.  We will provide you with illustrations if you ask for them.  If the Cash Surrender Value or Contract Value is applied under this option, a 10% additional tax may apply to the taxable portion of each annuity payment until the Contract Owner reaches age 59½.

Option 2.  Income for Life with a Period Certain.  Under this option, we make payments for the life of the Annuitant in equal monthly installments and guarantee the payments for a period certain, such as 10 or 20 years.  Other periods certain may be available to you on request.  You may choose a refund period instead.  Under this arrangement, payments are guaranteed until their sum equals the value of your Contract used to determine the annuity payments.  If the person named lives beyond the guaranteed period, we will continue payments until his or her death.  We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person’s age on his or her last birthday before the Annuity Start Date.  Amounts for ages not shown in the Contract are available on request.

Option 3.  Joint Life Income.  This option is available when there are two persons named to determine annuity payments.  At least one of the persons named must be either the Contract Owner or beneficiary under the Contract.  We guarantee monthly payments will be made as long as at least one of the named persons is living.  There is no minimum number of payments.  Monthly payment amounts are available on request.

Option 4.  Annuity Plan.  Under this option, your Contract Value can be applied to any other annuitization option that we choose to offer on the Annuity Start Date.  Annuity payments under Option 4 may be fixed or variable, although only fixed payments are currently available.  If payments are variable, they will be subject to and comply with the requirements of the 1940 Act.

Payment When Named Person Dies

When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and the Company, subject to any minimum distribution requirements imposed by federal tax law.  The amounts we will pay are determined as follows:
•
For Options 1 and 2, we will continue any remaining guaranteed payments.  Under Options 2 and 3, the discounted values of the remaining guaranteed payments may be paid in a single sum.  This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early.  We will base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2.  For the refund option, the amount paid at the death of the annuitant is the value used to determine your annuity payments less the value of all annuity payments made;

•	For Option 3, no amounts are payable after both named persons have died; and
•	For Option 4, the annuity option agreement will state the amount we will pay, if any.

39

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits that are available through the Contract.  For details about each benefit, please see the corresponding section in this prospectus.

Name of Benefit	Purpose	Maximum Annual Fee	Current Annual Fee	Brief Description of Restrictions/ Limitations
Standard Death Benefit	Provides a Death Benefit payable upon the death of either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person).	Base Contract Expense – 1.45% of Contract Value in each Subaccount	Base Contract Expense – 1.40% or 1.45% of Contract Value in each.	Automatically comes with the Contract. Fund selection can impact the benefit. Benefit will increase with additional premium payments and decrease with withdrawals.
Optional Annual Ratchet Enhanced Death Benefit	Enhances the Standard Death Benefit with any positive investment performance.	0.25% of Contract Value in each Subaccount	0.15% or 0.25% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.
Optional 7% Solution Enhanced Death Benefit	Enhances the Standard Death Benefit with the return of a stated interest rate.	0.35% of Contract Value in each Subaccount	0.30% or 0.35% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.
Optional Max 7 Enhanced Death Benefit	Enhances the Standard Death Benefit with the greater of any positive investment performance or the 7% Solution Enhanced Death Benefit.	0.45% of Contract Value in each Subaccount	0.45% of Contract Value in each Subaccount	No longer available to purchase. Fund selection can impact the benefit. Withdrawals may reduce the benefit dollar for dollar or proportionally.
Optional Minimum Guaranteed Income Benefit Rider	Guarantees that a minimum amount of annuity income if you annuitize on the MGIB Date, regardless of fluctuating market conditions	1.20% of the MGIB Charge Base	0.50% of the MGIB Charge Base	No longer available to purchase. Fund selection can impact the benefit.

40

DEATH BENEFIT

Death Benefit Options

The Contract has a Standard Death Benefit and the following three optional death benefits that were available for election when you applied for the Contract:
•	The Annual Ratchet Enhanced Death Benefit; and
•	The 7% Solution/Max 7 Enhanced Death Benefit.

If you did not elect one of the optional Death Benefits at the time of application for the Contract, your Contract was issued with the Standard Death Benefit.  Not all Death Benefit options were available at all issue ages or with all of the living benefit riders.  Additionally, not all Death Benefit options were available in every state.  The Death Benefit option applicable to your Contract cannot be changed.

A change in ownership of the Contract may affect the amount of the Death Benefit.  See your Contract for the Death Benefit Option applicable to you.

Death Benefit During the Accumulation Phase

During the accumulation phase, a Death Benefit (and the Earning Multiplier Benefit, if elected) is payable when either the Contract Owner or the first of joint owners or the Annuitant (when a Contract Owner is not an individual but is a non-natural person) dies before the Annuity Start Date.  Upon the first joint owner’s death, the surviving owner will become the beneficiary under the Contract.  Assuming you are the Contract Owner, your beneficiary will receive a Death Benefit unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract.  We calculate the Death Benefit value as of the close of the business day on which we receive written notice and due proof of death, as well as any required paperwork, at Customer Service (“Claim Date”).  Surrender charges are waived in relation to premiums received before our receipt of due proof of death, and unless the sole beneficiary is your surviving spouse and he or she elects to continue the Contract, we will not accept additional premiums after we have received notice of death.

If there is a beneficiary who is not the spouse of the Contract Owner, the value of the Death Benefit may be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  If the spouse is the sole beneficiary of the Contract Owner, the value of the Death Benefit will remain allocated to the investment options in which Contract Value is allocated on the Claim Date and may be subject to market performance, positive or negative, from the Claim Date until the date of payment.  If your beneficiary wants to receive the Death Benefit on a date later than this, it may affect the amount of the benefit payable in the future.  Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, the proceeds may be received in a single lump-sum, applied to any of the annuity options, or, if available, paid over the beneficiary’s lifetime. See “Systematic Withdrawals” above. A beneficiary’s right to elect an annuity option or receive a lump-sum payment may have been restricted by the Contract Owner.  If so, such rights or options may not be available to the beneficiary.

If we do not receive a request to apply the Death Benefit proceeds to an annuity option, we will make a single payment in a lump-sum.  We will generally pay Death Benefit proceeds within seven days after Customer Service has received sufficient information to make the payment.  For information on required distributions under federal income tax laws, you should see “FEDERAL TAX CONSIDERATIONS.” Beneficiaries should carefully review all settlement and payment options available under the Contract and are encouraged to consult with a financial professional or tax and/or legal adviser before choosing a settlement or payment option.

Payment of the Death Benefit may be subject to certain mandatory distribution rules required by federal tax law.

41

In all cases described below, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

Standard Death Benefit.  The Standard Death Benefit equals the greater of:
•	The Standard Minimum Guaranteed Death Benefit (“Standard MGDB”) for amounts allocated to Covered Funds plus the Contract Value allocated to Excluded Funds; and
•	The greater of the Contract Value and the Cash Surrender Value (sometimes referred to as the “Base Death Benefit”), reduced by any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Standard Death Benefit.

The Standard MGDB allocated to both Covered Funds and Excluded Funds equals premium payments plus Premium Credits allocated to Covered Funds or Excluded Funds, respectively, less proportional adjustments for any withdrawals and transfers.  For Excluded Funds, this calculation is not used for benefit purposes but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version, withdrawals can reduce the Standard MGDB by the withdrawal amount, known as dollar for dollar, or proportionally.  If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal.  If the reduction is done proportionally, the percentage reduction in the Standard MGDB for each Fund category (i.e. Covered or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a Standard MGDB of $125,000.  After the withdrawal, the percentage reduction in the Standard MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the Standard MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Transfers among Fund categories do not reduce the overall Standard MGDB.

Enhanced Death Benefit Options.  The Contract has Enhanced Death Benefit options designed to protect the Contract Value from poor investment performance and the impact that poor investment performance could have on the Standard Death Benefit.  The Enhanced Death Benefit options enable you to lock in positive investment performance.  Under the Enhanced Death Benefit options, if you die before the Annuity Start Date, your beneficiary will receive the greater of the Standard Death Benefit or the Enhanced Death Benefit option elected.

Each Enhanced Death Benefit locks in positive investment performance in a different way.  The Annual Ratchet Enhanced Death Benefit annually locks in positive Fund performance, if any. The 7% Solution Death Benefit has an element that locks annually at a specified interest rate. The Max 7 Enhanced Death Benefit has an element associated with fund performance and a specified interest rate element, so your Death Benefit under the Max 7 Enhanced Death Benefit would be the greater of these two elements.  Which Enhanced Death Benefit option is right for you ultimately depends on whether you want the lock to include fund performance, a specified interest rate element and the associated additional charge.  Each Enhanced Death Benefit option is explained further below.

Allocation restrictions apply for purposes of determining Death Benefits.  Selecting a Special Fund or Excluded Fund may limit or reduce the Enhanced Death Benefit.  We may, with 30 days’ notice to you, designate any Fund as a Special Fund or Excluded Fund on existing Contracts with respect to new premiums and Premium Credits added to such Fund and also with respect to new transfers to such Fund.

For the period during which a portion of the Contract Value is allocated to a Special Fund or Excluded Fund, we may, at our discretion, reduce the Base Contract Expense attributable to that portion of the Contract Value.  The reduced Base Contract Expense will be applicable only during that period.

42

The Annual Ratchet Enhanced Death Benefit equals the greater of:
•	The Standard Death Benefit; and
•
The Annual Ratchet Minimum Guaranteed Death Benefit (“Annual Ratchet MGDB”) allocated to Covered Funds plus the Contract Value allocated to Excluded Funds less any Premium Credits applied since or within 12 months prior to death.

Covered Funds are all investment options not designated as Excluded Funds.  No investment options are currently designated as Excluded Funds for purposes of the Annual Ratchet MGDB.

The Annual Ratchet MGDB allocated to Covered Funds on the Contract Date equaled the premium and Premium Credits allocated to Covered Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90 (or age 80 for some versions of the rider), the Annual Ratchet MGDB in Covered Funds will be set to the greater of:
•	The current Contract Value in Covered Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in Covered Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Covered Funds is equal to the Annual Ratchet MGDB in the Covered Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Covered Funds, and transfers.

The Annual Ratchet MGDB allocated to Excluded Funds on the Contract Date equaled the premium plus Premium Credits allocated to Excluded Funds.  On each Contract anniversary that occurs on or prior to attainment of age 90 (or age 80 for some versions of the rider), the Annual Ratchet MGDB in Excluded Funds will be set to the greater of:
•	The current Contract Value in Excluded Funds (after deductions occurring as of that date); and
•
The Annual Ratchet MGDB in the Excluded Funds from the prior Contract anniversary (after deductions occurring on that date), adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

On dates other than Contract anniversaries, the Annual Ratchet MGDB in the Excluded Funds is equal to the Annual Ratchet MGDB in the Excluded Funds from the last Contract anniversary, adjusted for new premiums and Premium Credits, partial withdrawals attributable to Excluded Funds, and transfers.

Important Note:
The calculation of the Annual Ratchet MGDB allocated to Excluded Funds is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version, withdrawals can reduce the Annual Ratchet MGDB by the dollar amount of the withdrawal, also known as dollar for dollar, or proportionally.  If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal.  If the reduction is done proportionally, the proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and an Annual Ratchet MGDB of $125,000.  After the withdrawal, the percentage reduction in the Annual Ratchet MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the Annual Ratchet MGDB will be reduced by $12,500 (10% * $125,000 = $12,500).

Net transfers from Covered Funds to Excluded Funds will reduce the Annual Ratchet MGDB in Covered Funds proportionally.  The increase in the Annual Ratchet MGDB allocated to Excluded Funds, as applicable, will equal the decrease in the Annual Ratchet MGDB in Covered Funds.

Net transfers from Excluded Funds to Covered Funds will reduce the Annual Ratchet MGDB in Excluded Funds proportionally.  The increase in the Annual Ratchet MGDB allocated to Covered Funds will equal the lesser of the net Contract Value transferred and the reduction in the Annual Ratchet MGDB in Excluded Funds.

43

The 7% Solution Enhanced Death Benefit equals the 7% Solution Death Benefit Element, which is the greater of:
•	The Standard Death Benefit; and
•	The lesser of:
	o	3 times all premium payments adjusted for withdrawals (the “Cap”); and
o
The sum of the 7% Solution Minimum Guaranteed Death Benefit (“7% MGDB”) allocated to Covered Funds, the 7% MGDB allocated to Special Funds, and the Contract Value allocated to Excluded Funds, less any Premium Credits added within one year prior to the date of death.

Fund Categories.  For purposes of calculating the 7% MGDB, Covered Funds are all investment options not designated as Special Funds or Excluded Funds.

For purposes of calculating the 7% MGDB, the following investment options are designated as Special Funds:
•	The Voya Government Liquid Assets Portfolio;
•	The Fixed Interest Option; and
•	The Voya Limited Maturity Bond Portfolio (although it was closed to new allocations effective March 12, 2004).

No investment options are currently designated as Excluded Funds.  See APPENDIX E for examples of the impact on your 7% Solution Death Benefit of allocating Contract Value between Covered Funds and Special Funds.

The 7% MGDB allocated to Covered Funds equals premiums plus Premium Credits allocated to Covered Funds, adjusted for withdrawals and transfers, accumulated at 7% annually until age 80 or the 7% MGDB reaches the Cap.  There is no accumulation once the Cap is reached.  Payment of additional premiums may cause the accumulation to resume, but there is no catch-up for any period where accumulation was suspended.  The 7% Solution Enhanced Death Benefit available for some Contracts issued in 2000 or earlier allows for accumulation to continue beyond age 80, subject to the dollar amount Cap.  Please see your Contract for details regarding the terms of your Death Benefit.

The 7% MGDB allocated to Special Funds equals premiums plus Premium Credits allocated to Special Funds, adjusted for withdrawals and transfers.  There is no accumulation at 7% for amounts allocated to Special Funds.

The 7% MGDB allocated to Excluded Funds is determined in the same way as the 7% MGDB for Covered Funds, but the calculation is not used for benefit purposes, but only to determine the impact of transfers to and from Excluded Funds.

Depending on the version, withdrawals can reduce the 7% MGDB dollar for dollar or proportionally.  If the reduction is done on a dollar for dollar approach, the MGDB reduces by the dollar amount of the withdrawal.  If the reduction is done proportionally, the percentage reduction in the 7% MGDB for each Fund category (i.e.  Covered Funds, Special Funds or Excluded Funds) equals the percentage reduction in Contract Value in that Fund category resulting from the withdrawal.  The percentage reduction in the Cap equals the percentage reduction in total Contract Value resulting from the withdrawal.  The proportional adjustment is based on the change in Contract Value resulting from the withdrawal, not the amount requested.  For example, assume a $10,000 withdrawal from Covered Funds in a Contract with a Contract Value of $100,000 and a 7% MGDB of $125,000.  After the withdrawal, the percentage reduction in the 7% MGDB would be equal to the percentage reduction in Contract Value, which is 10% ($10,000 / $100,000 = 10%).  Therefore, although the reduction in Contract Value is just $10,000, the 7% MGDB will be reduced by $12,500 (10% * $125,000 = $12,500). See Appendix F for examples of the withdrawal adjustment for Contracts other than May 2002 Contracts.

Transfers among Fund categories do not reduce the overall 7% MGDB but do affect the amount of the 7% MGDB in a particular Fund category.  Net transfers from the Funds will reduce the 7% MGDB in the Funds proportionally.  The increase in the 7% MGDB allocated to Fund category to which the transfer is being made will equal the decrease in the Fund category from which the transfer is being made.

The Max 7 Enhanced Death Benefit equals the greater of the Annual Ratchet Enhanced Death Benefit and the 7% Solution Enhanced Death Benefit.  Each element of the Max 7 Enhanced Death Benefit is determined independently of the other at all times.

44

In all cases described above, the amount of the Death Benefit could be reduced by premium taxes owed and withdrawals not previously deducted.  The enhanced Death Benefit may not be available in all states.

Death Benefit During the Income Phase

Subject to the rules in Tax Code section 72(s) or 401(a)(9), as applicable, if any Contract Owner or any Annuitant dies after the Annuity Start Date, we will pay the beneficiary any certain benefit proceeds remaining under the Contract.

Contract Continuation After Death – Spouse

If at the Contract Owner’s death, the surviving spouse of the deceased Contract Owner is the sole beneficiary and such surviving spouse elects to continue the Contract as his or her own, if allowed under the requirements under the Tax Code, the following will apply:
•
If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value on that date is greater than zero, we will add such difference to the Contract Value.  We will allocate such addition to the Subaccounts in proportion to the Contract Value in the Subaccounts, unless you direct otherwise.  If there is no Contract Value in any Subaccount, we will allocate the addition to the Voya Government Liquid Assets Portfolio, or its successor.  Such addition to Contract Value will not affect the guaranteed Death Benefit or any living benefit rider values.  Any addition to Contract Value is available only to the spouse of the owner as of the date of death of the owner if such spouse under the provisions of the Contract elects to continue the Contract as his or her own;

•	The Death Benefits under each of the available options will continue, based on the surviving spouse’s age on the date that ownership changes to the surviving spouse;
•	Any premiums paid after the Contract is continued will be subject to applicable surrender charges; and
•
If you elected the Annual Ratchet Death Benefit or the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 90 (or 80 for certain versions of the enhanced death benefits), ratchets will continue (or resume if deceased owner had already reached age 90, or 80 for certain versions of the enhanced death benefits) until the new surviving spouse Contract Owner reaches age 90.  If you elected the Max 7 Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 80, the Max 7 Enhanced Death Benefit continues or resumes accumulation until either the Cap or the attained age of 80 is reached.  If you elected the 7% Solution Enhanced Death Benefit and the new surviving spouse Contract Owner is younger than attained age 80, the 7% Solution Enhanced Death Benefit continues for certain versions, while other versions allow the 7% Solution Enhanced Death Benefit to continue regardless of the spouse’s age.

Contract Continuation After Death – Not a Spouse

If the beneficiary or surviving joint owner is not the spouse of the owner, the payment of the Death Benefit may be deferred, subject to limits under Tax Code section 72(s) or 401(a)(9) as applicable.  See next section, “Required Distributions Upon Contract Owner’s Death.”  No additional premium payments may be made.

If the guaranteed Death Benefit as of the date we receive due proof of death, minus the Contract Value also on that date, is greater than zero, we will add such difference to the Contract Value.  Such addition will be allocated to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.

The death benefit will then terminate.  At subsequent surrender, any surrender charge applicable to premiums paid prior to the date we receive due proof of death of the Contract Owner will be waived.  No additional premium payments may be made.

If you elected the Earnings Multiplier Benefit rider, and the benefit would otherwise be payable, we will add the benefit to the Contract Value and allocate the benefit to the Fixed Interest Division and earn a fixed rate of interest from the Claim Date until the date of payment.  The Earnings Multiplier Benefit rider then terminates, whether or not a benefit was payable under the terms of the rider.

45

Required Distributions Upon Contract Owner’s Death

Nonqualified Contracts.  We will not allow any payment of benefits provided under a nonqualified Contract which does not satisfy the requirements of Section 72(s) of the Tax Code.

If any Contract Owner of a nonqualified Contract , or any Annuitant (when a Contract Owner is not an individual but is a non-natural person), dies before the Annuity Start Date, we will distribute the Death Benefit payable to the beneficiary:
•	Within five years of the Contract Owner’s date of death; or
•
If the beneficiary is an individual, such beneficiary may elect, within the one-year period after the Contract Owner’s date of death, to receive the Death Benefit in the form of an annuity from us, provided that:

	o	Such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and
	o	Such distributions begin no later than one year after the Contract Owner’s date of death.

If the sole beneficiary is not the deceased owner’s surviving spouse, the distribution provisions described immediately above will apply even if the Annuitant and/or contingent Annuitant are alive at the time of the Contract Owner’s death.

If we do not receive an election from an owner’s beneficiary who is not a spouse within the one-year period after the Contract Owner’s date of death, then we will pay the Death Benefit to the beneficiary in a cash payment within five years from the date of death.  We will determine the Death Benefit as of the date we receive proof of death.  Such cash payment will be in full settlement of all our liability under the Contract.

If the sole beneficiary is the deceased owner’s surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the Contract Owner’s death.  Upon receipt of such election from the spouse at Customer Service:
•	All rights of the spouse as Contract Owner’s beneficiary under the Contract in effect prior to such election will cease;
•	The spouse will become the owner of the Contract and will also be treated as the contingent Annuitant, if none has been named and only if the deceased owner was the Annuitant; and
•	All rights and privileges granted by the Contract or allowed by us will belong to the spouse as Contract Owner of the Contract.

We deem the spouse to have made the election to continue the Contract if such spouse makes a premium payment to the Contract or fails to make a timely election for payment of the Death Benefit as described above

Subject to availability, and our then current rules, a spousal or non-spousal beneficiary who is an individual may elect to receive Death Benefits as payments over the life expectancy of the beneficiary (“stretch”).  “Stretch” payments will be subject to the same limitations as systematic withdrawals, and nonqualified “stretch” payments will be reported on the same basis as other systematic withdrawals.

If any Contract Owner of a nonqualified Contract dies on or after the Annuity Start Date, all of the Contract Owner’s rights granted under the Contract, if any, or allowed by us will pass to the Contract Owner’s beneficiary and must be distributed at least as rapidly as under the method of distribution being used at the date of the Contract Owner’s death.

Qualified Contracts.   We will not allow any payment of benefits provided under a qualified Contract which does not satisfy the requirements of Section 401(a)(9) of the Tax Code.  While the required distributions upon death rules for qualified Contracts are similar to those for nonqualified Contracts, there are significant differences.   See “FEDERAL TAX CONSIDERATIONS – Required Distributions on Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs).”

46

OPTIONAL LIVING BENEFIT RIDER

Some features and benefits of the Contract, if selected, are available through an optional living benefit rider for an additional charge.  Once selected, the rider generally may not be cancelled.  You may not remove the rider and charges will be assessed regardless of the performance of your Contract.  Please see “CHARGES AND FEES – Optional Rider Charges” for information on rider charges.

The optional living benefit rider is no longer available to purchase, including purchase by existing Contract Owners.

The optional living benefit rider does not guarantee any return of principal or premium payments and does not guarantee performance of any specific Fund under the Contract.  You should consult a qualified financial adviser in evaluating the rider.  Customer Service may be able to answer your questions.  The telephone number is 1-800-366-0066.

MINIMUM GUARANTEED INCOME BENEFIT (“MGIB”) RIDER.  The MGIB rider is an optional benefit which guarantees a minimum amount of annuity income will be available to you if you annuitize on the MGIB Benefit Date, regardless of fluctuating market conditions. The amount of the Minimum Guaranteed Income Benefit will depend on the amount of premiums you pay and Premium Credits added during the five contract years after you purchase the rider, the amount of Contract Value you allocate or transfer to the Special Funds, the MGIB Rate, the adjustment for Special Fund transfers, and any withdrawals you take while the rider is in effect. Thus, investing in Special Funds may limit the MGIB benefit.  However, the MGIB Benefit Base is also subject to a "Floor" which may partially offset the effects of investing in Special Funds. For a discussion of the charges we deduct under the MGIB rider, see "Optional Rider Charges."  Ordinarily, the amount of income that will be available to you on the Annuity Start Date is based on your Contract Value, the annuity option you selected and the guaranteed or the income factors in effect on the date you annuitize.  If you purchase the MGIB rider, the amount of income that will be available to you upon annuitization on the MGIB Benefit Date is the greatest of:
•
Your annuity income based on your Contract Value adjusted for any Market Value Adjustment (see the Fixed Account prospectus) on the MGIB Benefit Date applied to the guaranteed income factors specified in your Contract for the annuity option you selected;

•
Your annuity income based on your Contract Value adjusted for any Market Value Adjustment on the MGIB Benefit Date applied to the then current income factors in effect for the annuity option you selected; and

•
The MGIB annuity income based on the greater of the Floor and your MGIB Benefit Base on the MGIB Benefit Date applied to the MGIB income factors specified in your rider for the MGIB annuity option you selected.  Prior to applying the MGIB income factors, we will adjust both the Floor and the MGIB Benefit Base for any premium tax recovery and Market Value Adjustment   that would otherwise apply at annuitization.

Prior to your latest Annuity Start Date, you may choose to exercise your right to receive payments under the MGIB rider. Payments under the rider begin on the MGIB Benefit Date.  We require a 10-year waiting period before you can annuitize the MGIB rider benefit.  The MGIB must be exercised in the 30-day period prior to the end of the waiting period or any subsequent contract anniversary.  At your request, the Company may in its discretion extend the latest contract Annuity Start Date without extending the MGIB Benefit Date.

Determining the MGIB Annuity Income.  On the MGIB Benefit Date, we calculate your MGIB annuity income as follows:

1.  We first determine your MGIB Benefit Base. The MGIB Benefit Base is only a calculation used to determine the MGIB.  The MGIB Benefit Base does not represent a Contract Value, nor does it guarantee performance of the subaccounts in which you are invested. It is also not used in determining the amount of your Cash Surrender Value and death benefits .  Any reset of Contract Value under provisions of the Contract or other riders will not increase the MGIB Base or MGIB Base Maximum.

The MGIB Base is tracked separately for Special and Non-Special Funds, based on initial allocation of eligible premium (or Contract Value) and subsequently allocated eligible premiums, withdrawals, and transfers.  Contract value is used as the initial value if the rider is added after the Contract Date. The MGIB Benefit Base equals the sum of the Contract Value of Special Funds and the MGIB Base for Non-Special Funds.

47

The MGIB Base is equal to the lesser of:
•
Your initial premium (or Contract Value on the rider effective date if you purchased the MGIB rider after the Contract Date), plus any eligible additional premiums and Premium Credits added to your Contract reduced pro-rata by all withdrawals taken while the MGIB rider is in effect, accumulated at the MGIB Rate to the earlier of the oldest owner reaching age 80 and reaching the MGIB Base Maximum, and at 0% thereafter; and

•	The MGIB Base Maximum, which equals 200% of allocated eligible premiums, adjusted for withdrawals and transfers.

Eligible additional premium payments are those added more than 5 years before the earliest MGIB Benefit Date and are included in the MGIB Base. Premiums paid after that are excluded from the MGIB Base.

Net transfers from Special Funds to Non-Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Special Funds on a pro rata basis.  The resulting increase in the MGIB Base for Non-Special Funds will equal the lesser of the reduction in the MGIB Base for Special Funds and the net Contract Value transferred.  The increase in the MGIB Base Maximum for Non-Special Funds equals the reduction in the MGIB Base Maximum for Special Funds.

Net transfers from Non-Special Funds to Special Funds will reduce the MGIB Base and MGIB Base Maximum allocated to Non-Special Funds on a pro rata basis.  The resulting increase in the MGIB Base and the MGIB Base Maximum for Special Funds equals the reduction in the MGIB Base and MGIB Base Maximum for Non-Special Funds.  Transfers to one or more Special Funds could reduce the MGIB Benefit.

The MGIB Rate is currently 7%.  The Company may at its discretion discontinue offering this rate.  The MGIB Rate is an annual effective rate.

2.  We then determine the Floor.  The Floor will be calculated in the same manner as the MGIB Base described above, except if you transfer Contract Value to a Special Fund, the Floor will not be reduced by the transfer. Instead, a portion of the Floor (equal to the percentage of Contract Value transferred) just prior to the transfer will be frozen (with 0% subsequent growth) unless the Contract Value is transferred back to the Non-Special Funds.  Upon such transfer back to Non-Special Funds, we will resume accumulating that portion of the Floor at the MGIB Rate described above, subject to the age limit and the Maximum described above.  Similarly, for Contract Value allocated directly to Special Funds, that portion of the Floor will be the Contract Value allocated, and will not accumulate while invested in Special Funds.  Withdrawals will reduce the Floor as described for the MGIB Base above.

3.  Then we determine the MGIB annuity income by multiplying the greater of the minimum Floor and your MGIB Benefit Base (adjusted for any Market Value Adjustment and premium taxes) by the applicable income factor, and then dividing by $1,000.

Two MGIB Income Options are available under the MGIB Rider:
•	Income for Life (Single Life or Joint with 100% Survivor) and 10-30 Year Period Certain; and
•	Income for a 20-30 Year Period Certain.

We reserve the right to offer other income plans in connection with the MGIB rider on the MGIB Benefit Date.

On the MGIB Benefit Date, we would apply the greater of the Floor and the MGIB Benefit Base under the Table of Income Factors specified in the MGIB rider for the Income Option you selected. The guaranteed factors contained in the MGIB rider generally provide lower payout per $1,000 of value applied than the guaranteed factors found in your Contract.

Then we compare the MGIB annuity income under the rider guarantee for the option selected with the annuity income under your Contract for the same option.  The greater amount of income will be available to you on the MGIB Benefit Date.

The MGIB Benefit Date.  If you purchased the MGIB rider on the Contract Date or added the MGIB rider within 30 days following the Contract Date, the MGIB Benefit Date is the contract anniversary next following or is incident with exercise of your option to annuitize after a ten-year waiting period from the Contract Date.  If you added the MGIB rider at any other time, your MGIB Benefit Date is the contract anniversary at least 10 years after the rider effective date when you decide to exercise your right to annuitize under the MGIB rider.

48

No Change of Annuitant. Once the MGIB rider is purchased, the Annuitant may not be changed unless an Annuitant who is not a Contract owner dies prior to annuitization, a new Annuitant may be named in accordance with the provisions of your Contract.  The MGIB Base is unaffected and continues to accumulate.

Notification. On or about 30 days prior to the MGIB Benefit Date, we will provide you with notification which will include an estimate of the amount of MGIB annuity benefit available if you choose to exercise.  The actual amount of the MGIB annuity benefit will be determined as of the MGIB Benefit Date.  THE MGIB RIDER DOES NOT RESTRICT OR LIMIT YOUR RIGHT TO ANNUITIZE THE CONTRACT AT ANY TIME PERMITTED UNDER THE CONTRACT.  THE MGIB RIDER DOES NOT RESTRICT YOUR RIGHT TO ANNUITIZE THE CONTRACT USING CONTRACT VALUES THAT MAY BE HIGHER THAN THE MGIB ANNUITY BENEFIT.

THE BENEFITS ASSOCIATED WITH THE MGIB RIDER ARE AVAILABLE ONLY IF YOU ANNUITIZE YOUR CONTRACT UNDER THE RIDER AND IN ACCORDANCE WITH THE PROVISIONS SET FORTH ABOVE.  ANNUITIZING USING THE MGIB MAY RESULT IN THE MORE FAVORABLE STREAM OF INCOME PAYMENTS UNDER YOUR CONTRACT.  BECAUSE THE MGIB RIDER IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY BE LESS THAN THE LEVEL THAT MIGHT BE PROVIDED BY THE APPLICATION OF YOUR CONTRACT VALUE TO THE CONTRACT'S APPLICABLE ANNUITY FACTORS.  YOU SHOULD CONSIDER ALL OF YOUR OPTIONS AT THE TIME YOU BEGIN THE INCOME PHASE OF YOUR CONTRACT.

The MGIB rider does not restrict or limit your right to annuitize the Contract at any time permitted under the Contract.  The MGIB rider does not restrict your right to annuitize the Contract using Contract income factors that may be higher than the MGIB rider income factors.

The benefits associated with the MGIB rider are available only if you annuitize your Contract under the rider and in accordance with the provisions set forth above.  Annuitizing using the MGIB rider may result in a more favorable stream of annuity payments and different tax consequences under your Contract.  Because the MGIB rider income factors are generally more conservative than the Contract income factors, the level of lifetime income that it guarantees may be less than the level that might be provided by the application of your Contract Value to the Contract’s applicable annuity factors.  You should consider all of your options at the time you begin the income phase of your Contract.

49

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes.  This section discusses our understanding of current federal income tax laws affecting the Contract.  The U.S. federal income tax treatment of the Contract is complex and sometimes uncertain.  You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules related to owning, making elections and/or initiating transactions under the Contract and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and
•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

You should consult with a qualified tax and/or legal adviser before making elections or initiating transactions under the Contract.   When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986, as amended, (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice.  No attempt is made to provide more than a general summary of information about the use of the Contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary.  You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts: Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified Contracts) or on a tax-qualified basis (qualified Contracts).

Nonqualified Contracts.  Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans.  You may not deduct the amount of your premium payments to a nonqualified Contract.  Rather, nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts.  Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408, 408A or 457(b) of the Tax Code.  Qualified Contracts may also be offered in connection with deferred compensation plans under Tax Code Section 457(f).  Employers or individuals intending to use the Contract with such plans should seek legal and tax advice.

50

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General.  Tax Code Section 72 governs the federal income taxation of annuities in general.  We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a nonqualified Contract until a distribution occurs or until annuity payments begin.  This assumes that the Contract will qualify as an annuity contract for federal income tax purposes.  In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification.  Tax Code Section 817(h) requires that in a nonqualified Contract the investments of the Funds be “adequately diversified” in accordance with Treasury Regulations in order for the Contract to qualify as an annuity contract under federal tax law.  The separate account, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec.  1.817-5, which affects how the Funds’ assets may be invested.  If it is determined, however, that your Contract does not satisfy the applicable diversification requirements because a Subaccount’s corresponding Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such requirements, and we reserve the right to modify your Contract as necessary to do so;

•
Investor Control.  Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets.  In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income.  Future guidance regarding the extent to which owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing Contracts.  The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Post-Death Distributions.  In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death.  The nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued.  When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them, if necessary, to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract.  If the owner of the Contract is not a natural person (in other words, is not an individual), a nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income.  Income on the Contract is any increase in the contract value over the “investment in the Contract” (generally, the premium payments or other consideration you paid for the Contract less any nontaxable withdrawals) during the taxable year.  There are some exceptions to this rule and a non-natural owner should consult with a tax and/or legal adviser before purchasing the Contract.  When the contract owner is not a natural person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date.  If the Contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g. after age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes.  In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General.  When a withdrawal from a nonqualified Contract occurs before the Contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the Contract at that time.  A Market Value Adjustment, if applicable, could increase the contract value.  Investment in the Contract is generally equal to the amount of all premium payments to the Contract, plus amounts previously included in your gross income as the result of certain loans, if available, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

51

In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the Contract.

10% Additional Tax.  A distribution from a nonqualified Contract may be subject to a tax equal to an additional 10% of the amount treated as income.  In general, however, there is no additional tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a Contract Owner (or the primary Annuitant if the Contract Owner is a non-natural person);
•	Attributable to the taxpayer becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% additional tax does not apply to distributions from a nonqualified Contract that is an immediate annuity as defined in the Tax Code.  Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  A tax and/or legal adviser should be consulted with regard to exceptions from the additional tax.

Tax-Free Exchanges.  Section 1035 of the Tax Code permits the exchange of a life insurance, endowment, or annuity contract for an annuity contract on a tax-free basis.  In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract.  You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982, and exchanged into the Contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any “income on the contract” attributable to investments made after August 13, 1982; and
•	Lastly, from any remaining “investment in the contract” made after August 13, 1982.

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange.  Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange.  If the partial exchange is retroactively negated, the amount exchanged from the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% tax.  We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange.  We strongly advise you to discuss any proposed 1035 exchange or distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments.  Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the Contract has been fully recovered, however, the full amount of each additional annuity payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio.  Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity Contract, provided that annuity payments are made for a period of ten years or more or for life.  Please consult your tax and/or legal adviser before electing a partial annuitization.

52

Death Benefits.  Subject to the Tax Code section 72(s), as applicable, amounts may be distributed from a nonqualified Contract because of your death or the death of the annuitant.  Different distribution requirements apply if your death occurs:
•	On for after you begin receiving annuity payments under the Contract; or
•	Before you begin receiving such distributions.

If your death occurs on or after you begin receiving annuity payments, any remaining distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death.  For example, if you die on September 1, 2020, your entire balance must be distributed by August 31, 2025.  However, if distributions begin within one year of your death to a designated beneficiary, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the Contract may be continued with the surviving spouse as the new contract owner.  For this purpose, a “designated beneficiary” is an individual designated as beneficiary by the owner.  If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of the contract owner.

Generally, amounts distributed from a Contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some Contracts offer a Death Benefit that may exceed the greater of the premium payments and the contract value.  Certain charges are imposed with respect to these Death Benefits.  It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.

Collateral Assignments, Pledges, Gratuitous Transfers, and Other Issues.  A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified Contract is treated as a distribution of such amount or portion.  If the entire contract value is pledged or collaterally assigned, additional increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place.  The investment in the Contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified Contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the Contract at the time of the transfer.  In such case, the transferee’s investment in the Contract will be increased to reflect the amount that is included in the transferor’s income.  The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

53

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other transactions , should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts.  Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e).  In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

Net Investment Income Tax.  A net investment income tax of 3.8% will apply to some types of investment income.  This tax will apply to all taxable distributions from nonqualified contracts.  This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld.  Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages.  In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments.  Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents.  Generally, an election out of federal withholding will also be considered an election out of state withholding.  In some states, you may elect out of state withholding, even if federal withholding applies.  If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies.  We may require additional documentation prior to processing any requested transaction.

If the payee of a distribution from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial Owner of the Contract or the distribution.  The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Taxation of Qualified Contracts

Temporary Rules under the CARES Act.  On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), which includes temporary relief during 2020 from certain of the tax rules applicable to IRAs and qualified plans.  For example, the CARES Act modified the required minimum distribution rules for 2020 and provided more favorable tax treatment for certain qualified “coronavirus-related distributions” in 2020.  Some of this temporary relief may continue to impact federal income taxes for years after 2020.  You should consult with a tax and/or legal adviser to determine if if any CARES Act relief you may have received affects your taxes for years after 2020.

54

Eligible Retirement Plans and Programs

The Contract may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k) and 403(a) Plans.  Sections 401(a), 401(k), and 403(a) of the Tax Code permit certain employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees;

•
403(b) Plans.  Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, to a Contract that will provide an annuity for the employee’s retirement;

•
Individual Retirement Annuities (“IRA”) and Roth IRA.  Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”).  Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees.  Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions.  Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS.  The IRS has not reviewed the Contract described in this prospectus for qualification as an IRA or Roth IRA, as applicable,  and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA or Roth IRA, as applicable,  qualification requirements; and

•
457 Plans.  Section 457 of the Tax Code permits certain employers to offer deferred compensation plans for their employees.  These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities (governmental employers), as well as non-governmental, tax-exempt organizations (non-governmental employers).  A 457 plan may be either a 457(b) plan or a 457(f) plan.  Participation in a 457(b) plan maintained by a non-governmental employer is generally limited to a select group of management and highly-compensated employees (other than 457(b) plans maintained by nonqualified, church-controlled organizations).  Depending on the plan design, the participant may be entitled to determine the investment allocation of their deferred compensation account.  There is no further information specific to 457 plans in this prospectus.

The Company may offer or may have offered the Contract for use with certain other types of plans.  Please see your Contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs.  IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence.  Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan.  Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA.

Distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs.  Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute.  Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan.  Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA.  Such rollovers and conversions are subject to tax, and other special rules may apply.  A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.  Sales of a Contract for use with a Roth IRA may be subject to special requirements of the IRS.

55

Limits on IRA and Roth IRA Rollovers. You may roll over a distribution from an IRA to an IRA only once in any 12 month period.  You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period.  This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs effectively treating them as one IRA for purposes of this limit.  Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs.  Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Taxation

The tax rules applicable to qualified Contracts vary according to the type of qualified Contract and the specific terms and conditions of the qualified Contract and the terms and conditions of the qualified plan or program.  The ultimate effect of federal income taxes on the amounts held under a qualified Contract, or on income phase (i.e.  annuity) payments from a qualified Contract, depends upon the type of qualified Contract or program as well as your particular facts and circumstances.  Special favorable tax treatment may be available for certain types of contributions and distributions.  In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Certain other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus.  No attempt is made to provide more than general information about the use of the Contract with qualified plans and programs.  Contract Owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract.  The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract unless we consent in writing.

Contract Owners, sponsoring employers, participants, annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.  Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation.  The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral.  Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn.  However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself.  Annuities do provide other features and benefits (such as the guaranteed Death Benefit or the option of lifetime income phase options at established rates) that may be valuable to you.  You should discuss your alternatives with a qualified agent/registered representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code.  We provide general information on these requirements for certain plans and programs below.  You should consult with a tax and/or legal adviser in connection with contributions to a qualified Contract.

56

401(a), 401(k), 403(a) and 403(b) Plans.  The total annual contributions (including pre-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $6 6 ,000 (202 3 ).  Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125, 132(f)(4), or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf.  An additional requirement limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $2 2 ,500 (202 3 ).  Contribution limits are subject to annual adjustments for cost-of-living increases.  Your own limit may be higher or lower, depending upon certain conditions.

Contributions and premium payments to your account(s) will generally be excluded from your gross income unless contributed to a designated Roth account in the plan.

Catch-up Contributions.  Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k), Roth 401(k) or 403(b) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount not to exceed the lesser of:
•	$ 7 ,500 (202 3 ); or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Traditional and Roth IRAs.  You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year.  For 202 3 , the contribution to your traditional IRA generally cannot exceed the lesser of $6, 500 or your taxable compensation.  If you are age 50 or older, you can make an additional catch-up contribution of $1,000.  Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year.  For 202 3 , the contribution to a Roth IRA cannot exceed the lesser of $6, 500 or your taxable compensation.  If you are age 50 or older, you can make an additional catch up contribution of $1,000.  The amount you can contribute to a Roth IRA is generally reduced by the amount of any contributions you make to an individual retirement plan for your benefit.  Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status.  Contributions to a Roth IRA are not deductible.

Distributions − General

Certain tax rules apply to distributions from the Contract.  A distribution is any amount taken from a Contract including withdrawals, income phase (i.e. annuity) payments and Death Benefit proceeds.  If a portion of a distribution is taxable, the distribution will be reported to the IRS.

Section 401(a), 401(k), 403(a) and 403(b) Plans.  Distributions from these plans are taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan.  In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code;

•	The distribution is a qualified distribution from a designated Roth account; or
•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

57

A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise recognized under applicable regulations as not eligible for rollover.

Traditional IRAs.  All distributions from a traditional IRA are generally taxed as received unless either one of the following is true:
•	The distribution is directly transferred or rolled over within 60 days to another traditional IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the traditional IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax.  The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a qualified Contract .

Exceptions to the 10% additional tax apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for relief extended to victims of certain natural disasters; or
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).

Additional exceptions may apply to distributions from a traditional or Roth IRA if:
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the join lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:
•	You have separated from service with the plan sponsor at or after age 55;
•
You are a qualified public safety employee or a private sector firefighter taking a distribution from a governmental plan or from a qualified plan, a 403(b) plan, or a 403(b) contract and you separated from service after age 50;

•
You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary; or

•	The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other additional taxes in other circumstances. You should consult your tax adviser regarding whether an exception applies in your circumstances.

58

Roth IRAs.  A qualified distribution from a Roth IRA is not includible in gross income.  A qualified distribution from a Roth IRA is a payment or distribution that meets the following two requirements:
•	It is made after the five-year period beginning with the first taxable year for which a contribution was made to any Roth IRA established for the benefit of the owner; and
•	It is:
	o	Made on or after the date on which the owner attains age 59 ½;
	o	Made to a beneficiary (or to the estate of the owner) on or after the death of the owner;
	o	Attributable to the owner being disabled (within the meaning of the Tax Code); or
	o	A qualified first-time homebuyer distribution (within the meaning of the Tax Code).

If a payment or a distribution from a Roth IRA is not a qualified distribution, the portion allocable to earnings is includible in gross income and may be subject to the additional 10% additional tax discussed above.

Special ordering rules apply for purposes of determining the taxable portion of a payment or distribution from a Roth account under a qualified plan.

Distributions − Eligibility

Distributions generally may occur only upon the occurrence of certain events.  The terms of your 401(a), 401(k), 403(a) or 403(b) plan will govern when you are eligible to take a distribution from the plan.  The following describes circumstances when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans.  Subject to the terms of your 401(a) pension plan, distributions generally may occur only upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59 ½;
•	Termination of the plan ; or
•	Meeting other circumstances as allowed by federal law, regulations, or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

401(k) Plans.  Subject to the term of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•
•	Financial hardship;
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

59

403(b) Plans.  Subject to the terms of your 403(b) Contract, distribution of certain salary reduction contributions and earnings generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•
•	Financial hardship (contributions only);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions that generally apply to 403(b)(7) accounts under the set forth in Tax Code.

Before we process a withdrawal request we generally are required to confirm with your 403(b) plan sponsor or otherwise, that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (401(a), 401(k), 403(a), 403(b) and IRAs).  To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code.  These rules dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your Contract(s) must be distributed; and
•	Distribution amounts.

60

Start Date.  Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the “applicable age” or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:
•
Under 401(a), 401(k), 403(a), or 403(b) plans that are not governmental or church plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain the “applicable age” ; or

•
Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986.  In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75.  However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Applicable Age.   The “applicable age” for purpose of starting required minimum distributions is:
If you were born…	Your “applicable age” is…
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73*
After 1958*	75*
*If you were born in 1959, you should consult your tax advisor regarding your “applicable age,” because it is not clear under SECURE 2.0 whether your “applicable age” is age 73 or age 75.

Time Period.  You must receive distributions from the Contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts.  The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9).  Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable denominator.  The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain.  If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made might need to be accelerated at the end of the maximum allowed period (or otherwise modified after your death if permitted under federal tax law and by the Company) in order to comply with the post-death distribution requirements (described below).

61

25 % Excise Tax.  If you fail to receive the required minimum distribution for any tax year, a 25 % excise tax is imposed on the required amount that was not distributed.  The excise tax is reduced to 10% if a taxpayer receives a distribution during the “correction window” of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.  In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs.  Required minimum distributions are not applicable to Roth IRAs during your lifetime.  Required minimum distributions during your lifetime are applicable to designated Roth accounts under 401(k) and 403(b) plans. Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (401(a), 401(k), 403(a), 403(b), IRAs and Roth IRAs)

Upon your death under a qualified Contract, any remaining interest must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code.   The Death Benefit provisions of your qualified Contract shall be interpreted to comply with those requirements.   The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Setting Every Community Up for Retirement Enhancement Act (“SECURE Act”), which was part of the larger Further Consolidated Appropriations Act, 2020.  The post-death distribution requirements under prior law continue to apply in certain circumstances.

Death before your required beginning date.  In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant.  An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you.  An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within a year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death.  Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Death on or after your required beginning date.  In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed over the longer of your remaining life expectancy and your beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death.  If your beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death.  Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and beneficiaries that are not individuals.

Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

Certain transition rules may apply.   Please consult your tax adviser.

62

The minimum distribution requirements are complex and unclear in numerous respects.   The manner in which these requirements will apply will depend on your particular facts and circumstances.   You should consult a professional tax adviser for tax advice as to your particular situation

Withholding

In general, the withholding rules described above for nonqualified Contracts also apply to Qualified Contract.  In addition, special withholding rules apply to eligible rollover distributions from 401(a), 401(k), 403(a) and 403(b) plans.

401(a), 401(k), 403(a) and 403(b) Plans.  Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding.  However, mandatory withholding will not be required if you elect a direct rollover of the distribution to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

Assignment and Other Transfers

401(a), 401(k), 403(a) and 403(b) Plans.  Your beneficial interest in the Contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan, if available; or
•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs.  The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances.  Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce.  Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Tax Consequences of Living Benefits and Enhanced Death Benefits

Living Benefits.  Except as otherwise noted below, when a full or partial withdrawal from a Contract occurs under a LifePay Plus or Joint LifePay Plus rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the Contract at that time.

Investment in the Contract is generally equal to the amount of all contributions to the Contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans (if available), assignments, or gifts, less the aggregate amount of non-taxable distributions previously made.  The income on the Contract for purposes of calculating the taxable amount of a distribution may be unclear.  For example, the living benefits provided under the LifePay Plus or Joint LifePay Plus rider, as well as any applicable Market Value Adjustment, could increase the contract value that applies.  Thus, the income on the Contract could be higher than the amount of income that would be determined without regard to such a benefit.  As a result, you could have higher amounts of income than will be reported to you.  In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes.  Please consult your tax and/or legal adviser about the tax consequences of living benefits.

63

If applicable, payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer under the LifePay Plus or Joint LifePay Plus rider are designed to be treated as annuity payments for withholding and tax reporting purposes.  A portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when your payments of the Maximum Annual Withdrawal pursuant to the Income Optimizer start.  Any withdrawals in addition to the Maximum Annual Withdrawal payments you are receiving pursuant to the Income Optimizer constitute Excess Withdrawals under the LifePay Plus or Joint LifePay Plus rider, causing a proportional reduction of the LifePay Plus Base and Maximum Annual Withdrawal.  This reduction will result in a proportional reduction in the non-taxable portion of your future Maximum Annual Withdrawal payments.  Once your investment in the Contract has been fully recovered, the full amount of each of your future Maximum Annual Withdrawal payments would be subject to tax as ordinary income.

For qualified Contracts issued with a LifePay Plus or Joint LifePay Plus rider it is possible that the Death Benefit could raise an issue under the “minimum income threshold test” described in Treasury Reg.  section 1.401(a)(9)-6 as the Death Benefit under these riders could be viewed as providing an increasing benefit.   Please consult your legal and/or tax adviser about the tax consequences of living benefits Death Benefits.

Enhanced Death Benefits.  The Contract offers a Death Benefit that may exceed the greater of premium payments and the contract value.  It is possible that the IRS could characterize such a Death Benefit as other than an incidental Death Benefit, which may result in currently taxable income and could affect the amount of required minimum distributions.  Additionally, because certain charges are imposed with respect to some of the available Death Benefits it is possible those charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the Contract.  Please consult your legal and/or tax adviser about the tax consequences of enhanced Death Benefits.

Same-Sex Marriages

If allowed under the requirements of the Tax Code, the Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit.  All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law.  U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile.  As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the Contract.  Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings, and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means.  It is also possible that any change could be retroactive (that is, effective before the date of the change).  You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code.  The separate account is not a separate entity from us.  Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

64

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Contracts.  Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts.  In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the Separate Account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes.  However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to the separate account.  In this case we may impose a charge against the separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes.  We may deduct this amount from the separate account, including from your contract value invested in the Subaccounts.

OTHER INFORMATION

Reports to Contract Owners

We confirm purchase, transfer, and withdrawal transactions usually within five business days of processing.  We may also send you a quarterly report within 31 days after the end of each calendar quarter.  The report will show the Contract Value, Cash Surrender Value, and the Death Benefit as of the end of the calendar quarter.  The report will also show the allocation of your Contract Value and reflects the amounts deducted from or added to the Contract Value.  You have 30 days to notify Customer Service of any errors or discrepancies.  We will notify you when any shareholder reports of the Funds in which Separate Account B invests are available.  We will also send any other reports, notices or documents we are required by law to furnish to you.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment of benefits or processing these transactions beyond the seven permitted days, under any of the following circumstances:
•	On any business day when the NYSE is closed (except customary weekend and holiday closings);
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

In Case of Errors in Your Application

If an age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought had the age or gender not been misstated.

Assigning the Contract as Collateral

You may assign a nonqualified Contract as collateral security for a loan, but you should understand that your rights and any beneficiary’s rights may be subject to the terms of the assignment.  An assignment likely has federal tax consequences.  You should consult a tax adviser for tax advice.  You must give us satisfactory written notice to Customer Service in order to make or release an assignment.  We are not responsible for the validity of any assignment.

65

Contract Changes – Applicable Tax Law

We have the right to make changes in the Contract to continue to qualify the Contract as an annuity under applicable federal tax law and to conform to applicable laws or governmental regulations.  We will give you advance notice of such changes.

Free Look

When you purchased the Contract, you had the right to cancel your Contract within your ten-day free look period.  We deemed the free look period to expire 15 days after we mailed the Contract to you.  Some states may have required a longer free look period.  Those that cancelled their Contracts during the free look period received a refund equal to the greater of the Contract Value (which may have been more or less than the premium payments made) or, if required by your state, the original amount of the premium payment.

Because the Contract is no longer offered for new sales and the free look period for all existing Contracts have expired, there will generally be no more discussion of the free look period except to the extent it is relevant in relation to other Contract features or benefits.

Special Arrangements

We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates.  We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

Selling the Contract

Our affiliate, Directed Services LLC, 1475 Dunwoody Drive, Suite 200, West Chester, Pennsylvania 19380 is the principal underwriter and distributor of the Contract as well as for our other variable contracts.  Directed Services LLC, a Delaware limited liability company, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc.  (“FINRA”).

Directed Services LLC does not retain any commissions or compensation paid to it by the Company for Contract sales.  Directed Services LLC entered into selling agreements with affiliated and unaffiliated broker/dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products (“selling firms”).  Selling firms are also registered with the SEC and are FINRA member firms.

Although the Contracts are no longer offered for new sales, Directed Services LLC may still pay selling firms compensation for the past promotion and sale of the Contracts.  Registered representatives of the selling firms who solicited sales of the Contracts typically receive a portion of the compensation paid by Directed Services LLC to the selling firm in the form of commissions or other compensation, depending on the agreement between the selling firm and the registered representative.  This compensation, as well as other incentives or payments, is not paid directly by Contract Owners or the Separate Account.  We intend to recoup this compensation and other sales expenses paid to selling firms through fees and charges imposed under the Contracts.

Directed Services LLC pays selling firms for past Contract sales according to one or more schedules.  This compensation is generally based on a percentage of premium payments.  Selling firms may receive commissions of up to 6.00% of premium payments.  In addition, selling firms may receive ongoing annual compensation of up to 0.75% of all, or a portion, of values of Contracts sold through the firm.  Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on the firm’s practices.  Commissions and annual compensation, when combined, could exceed 6.00% of total premium payments.

66

Directed Services LLC has special compensation arrangements with certain selling firms based on those firms’ aggregate sales of the Contracts or other criteria.  These special compensation arrangements were not offered to all selling firms, and the terms of such arrangements may differ among selling firms based on various factors.  Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

In addition to the direct cash compensation for sales of Contracts described above, Directed Services LLC may also pay selling firms additional compensation or reimbursement of expenses for their past efforts in selling the Contracts to you and other customers.  These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives).  These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales; and

•	Additional cash or noncash compensation and reimbursements permissible under existing law.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

Directed Services LLC may also compensate wholesalers/distributors, and their management personnel, for past Contract sales within the wholesale/distribution channel.  This compensation may be based on a percentage of premium payments and/or a percentage of Contract Values.  Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker-dealers or “focus firms.”

We do not pay any additional compensation on the sale or exercise of any of the Contract’s optional benefit riders described in this prospectus.

This is a general discussion of the types and levels of compensation paid by us for the past sale of our variable annuity contracts.  It is important for you to know that the payment of volume or sales-based compensation to a selling firm or registered representative may have provided that registered representative a financial incentive to promote our contracts over those of another company, and may also have provided a financial incentive to promote one of our contracts over another.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements.  We will process your request at the Contract Value next determined only after you have met all administrative requirements.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile withdrawal request form), even if appropriate identifying information is provided.  You are responsible for keeping information about your Contract and appropriate identifying information confidential.  If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions.  We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine.  If a loss occurs when we rely on such instruction, you will bear the loss.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws.  Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments, if applicable, are not derived from improper sources.

67

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (including but not limited to cash, traveler’s cheques, starter checks from a new account, credit card checks and certain third-party checks) or restrict the amount of certain forms of premium payments or loan repayments (including but not limited to cashier’s checks, bank drafts, bank checks and treasurer’s checks totaling more than $10,000).  In addition, we may require information as to why a particular form of payment was used and the source of the Funds of such payment in order to determine whether or not we will accept it.  Use of an unacceptable form of payment may result in us returning the payment.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator.  We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, beneficiaries, and other payees of proceeds.  Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their beneficiaries’ and other payees’ information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers.  Such updates should be communicated to Customer Service in writing or by calling 1-800-366-0066.

68

State Variations

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus.  See your Contract, including any endorsements and riders, for details.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed.  In such circumstances, we may incur a loss or receive a gain depending upon the price of the Fund when the order was executed and the price of the Fund when the order is corrected.  Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect on Separate Account B, the Company’s ability to meet its obligations under the Contract, or Directed Services LLC’s (“DSL”) ability to perform its obligations with respect to the Contract.  Notwithstanding the foregoing:
•
Litigation.  The Company and/or DSL are or may be involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business.  Due to the climate in insurance and business litigation/arbitration, suits sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief.  Certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals.  In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves.  This litigation is generally known as cost of insurance litigation.  While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on either the Company's or DSL’s operations or financial position.

•
Regulatory Matters.  As with other financial services companies, the Company and its affiliates, including DSL, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry.  It is the practice of the Company and DSL to cooperate fully in these matters.  Regulatory investigations, exams, inquiries, and audits could result in regulatory action against the Company and/or DSL or subject the Company and/or DSL to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s and/or DSL’s policies and procedures.

The outcome of a litigation/arbitration or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment.  It is not possible to predict the ultimate outcome for all pending litigation/arbitration and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s and/or DSL’s results of operations or cash flows in a particular quarterly or annual period.

69

APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT

The following is a list of the Funds available through the Subaccounts under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://docs.venerable.com/#/landing?prod=NRVA01439&doctype=spros.

You can also request this information at no cost by calling 1-800-366-0066 or by sending an email request to smb-usa-mailbox@venerable.com. The Funds you choose may impact the benefits under the Optional Benefits you chose.  See “OPTIONAL LIVING BENEFIT RIDER” for more information.

The current expenses and performance information below reflects fee and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included.  Each Fund’s past performance is not necessarily an indication of future performance

Consult with your investment professional to determine if the Funds may be suited to your financial needs, investment time horizon and risk tolerance.  You should periodically review these factors to determine if you need to change your investment strategy.

Open Funds

Subaccounts that invest in the following Funds are open to new premiums and transfers of Contract Value.

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES[1]	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.85%	-5.11%	4.54%	6.60%
Seeks high level of current income consistent with the preservation of capital and liquidity.	Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.40%	1.34%	0.94%	0.53%

1
Current Expenses are each Fund’s total net annual operating expenses and reflect any temporary expense reimbursements or fee waiver arrangements that are in place and reported in the Fund’s prospectus.

A-1

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.73%	-12.52%	1.59%	3.27%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	-19.23%	7.75%	11.65%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.80%	-14.68%	-0.27%	1.36%
Seeks maximum total return.	Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC Uses managed volatility strategies.	Class S 0.97%	-9.07%	-0.11%	2.89%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.	Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%	-14.87%	1.11%	4.04%

A-2

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.92%	-30.66%	7.04%	11.47%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.68%	-30.21%	10.96%	14.08%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%	-20.26%	9.22%	12.25%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.60%	-5.71%	6.50%	9.75%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.65%	-27.16%	6.92%	10.69%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.70%	-20.89%	3.54%	8.49%

A-3

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index.	Voya U.S. Bond Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Class S 0.61%	-13.37%	-0.52%	0.48%
Seeks total return including capital appreciation and current income.	VY® CBRE Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	(Class S) 0.93%	-27.14%	4.14%	6.24%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.89%	-7.83%	5.33%	8.12%
Seeks long-term growth of capital and income.	VY® Invesco Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Class S 0.86%	-5.84%	6.14%	10.16%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J. P. Morgan Investment Management Inc.	Class S 1.46%	-26.11%	-0.56%	2.32%
A non-diversified Portfolio that seeks long-term capital appreciation	VY® Morgan Stanley Global Franchise Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Morgan Stanley Investment Management Inc.	Class S 1.20%	-17.58%	7.63%	9.74%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk	VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Class S 0.89%	-12.18%	8.92%	10.64%

A-4

Closed Funds

Subaccounts that invest in the following Funds are closed to new premiums and transfers of Contract Value.  Contract Owners who have value in any of the closed Funds may leave their Contract Value allocated to the Subaccounts that invest in these Funds.
INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
			(as of 12/31/ 2022 )
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio – Large Cap Growth Fund Investment Adviser: Columbia Management Investment Advisers, LLC	Class 1 0.70%	-31.38%	9.21%	12.60%
Seeks long term capital appreciation.	Columbia Variable Portfolio – Small Company Growth Fund Investment Adviser: Columbia Management Investment Advisers, LLC	(Class 1) 0.88%	-35.77%	8.09%	11.57%
Seeks highest current income consistent with low risk to principal and liquidity and secondarily, seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.	Voya Limited Maturity Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co.	Class S 0.53%	-4.94%	0.59%	0.74%

A-5

APPENDIX B – FIXED ACCOUNT II

Fixed Account II (“Fixed Account”) is an optional Fixed Interest Option offered during the accumulation phase of your variable annuity Contract.  The Fixed Account, which is a segregated asset account within the Company’s general account, provides a means for you to invest on a tax-deferred basis and earn a guaranteed interest for guaranteed interest periods (Fixed Interest Option(s)).  We will credit your Fixed Interest Option(s) with a fixed rate of interest.  We currently offer Fixed Interest Options with guaranteed interest periods that may vary by maturity, state of issue, and rate.  In addition, we may offer dollar cost averaging Fixed Interest Options, which are six-month and one-year Fixed Interest Options available exclusively in connection with our dollar cost averaging program.  We may offer additional guaranteed interest periods in some or all states, may not offer all guaranteed interest periods on all Contracts or in all states and the rates for a given guaranteed interest period may vary among Contracts.  We set the interest rates periodically.  We may credit a different interest rate for each guaranteed interest period.  The interest you earn in the Fixed Account as well as your principal is guaranteed by the Company, as long as you do not take your money out before the maturity date for the applicable guaranteed interest period.  If you take your money out from a Fixed Interest Option more than 30 days before the applicable maturity date, we will apply a Market Value Adjustment.  A Market Value Adjustment could increase or decrease your Contract Value and/or the amount you take out.  A surrender charge may also apply to withdrawals from your Contract.

For Contracts sold in some states, not all Fixed Interest Options are available.  You have a right to return your Contract for a refund as described in the Contract prospectus.

The Fixed Account

You may allocate premium payments and transfer your Contract Value to the guaranteed interest periods of the Fixed Account during the accumulation period as described in the Contract prospectus.  Every time you allocate money to the Fixed Account, we set up a Fixed Interest Option for the guaranteed interest period you select.  We will credit your Fixed Interest Option with a guaranteed interest rate for the guaranteed interest period you select, so long as you do not withdraw money from that Fixed Interest Option before the end of the guaranteed interest period.  Each guaranteed interest period ends on its maturity date which is the last day of the month in which the guaranteed interest period is scheduled to expire.

Your Contract Value in the Fixed Account is the sum of your Fixed Interest Options and the interest credited as adjusted for any withdrawals, transfers, or other charges we may impose, including any Market Value Adjustment.  Your Fixed Interest Option will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of Contract Value.  We will credit interest daily at a rate that yields the quoted guaranteed interest rate.

If you surrender, withdraw, transfer, or annuitize your investment in a Fixed Interest Option more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction.  A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer, or annuitize, depending on current interest rates at the time of the transaction.

Guaranteed Interest Rates

Each Fixed Interest Option will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date.  We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods.  We determine guaranteed interest rates at our sole discretion.  We cannot predict the level of future interest rates.

B-1

Transfers from a Fixed Interest Option

You may transfer your Contract Value in a Fixed Interest Option to one or more new Fixed Interest Options with new guaranteed interest periods or to any of the Subaccounts of the Separate Account as described in the Contract prospectus on the maturity date of a guaranteed interest period.  The minimum amount that you can transfer to or from any Fixed Interest Option is $100.  Transfers from a Fixed Interest Option may be subject to a Market Value Adjustment.  If you have a special Fixed Interest Option that was offered exclusively with our dollar cost averaging program, canceling dollar cost averaging will cause a transfer of the entire Contract Value in such Fixed Interest Option to the Voya Government Liquid Assets Portfolio, and such a transfer will be subject to a Market Value Adjustment.

Please be aware that the benefit we pay under certain optional benefit riders will be adjusted by any transfers you make to and from the Fixed Interest Options during specified periods while the rider is in effect.

Withdrawals from a Fixed Interest Option

During the accumulation phase, you may withdraw a portion of your Contract Value in any Fixed Interest Option.  You may make systematic withdrawals of only the interest earned during the prior month, quarter, or year, depending on the frequency chosen, from a Fixed Interest Option under our systematic withdrawal option.  A withdrawal from a Fixed Interest Option may be subject to a Market Value Adjustment and a Contract surrender charge.  Be aware that withdrawals may have federal income tax consequences, including a 10% additional tax, as well as state income tax consequences.

Please be aware that the benefit we pay under any of the optional benefit riders will be reduced by any withdrawals you made from the Fixed Interest Options during the period while the rider is in effect.

Market Value Adjustment

A Market Value Adjustment may decrease, increase, or have no effect on your Contract Value.  We will apply a Market Value Adjustment:
•
Whenever you withdraw or transfer money from a Fixed Interest Option (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program); and

•	If on the Annuity Start Date a guaranteed interest period for any Fixed Interest Option does not end on or within 30 days of the Annuity Start Date.

A Market Value Adjustment may be positive, negative, or result in no change.  In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your Contract Value.  On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your Contract Value.  In the event of a full surrender, transfer, or annuitization from a Fixed Interest Option, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred, or annuitized.  In the event of a partial withdrawal, transfer, or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred,   or annuitized (hereinafter referred to as a “Withdrawal”) in order to provide the amount requested.

B-2

Effective February 13, 2018 (the “Effective Date”), your Contract was endorsed or otherwise amended to limit any negative Market Value Adjustment that we may apply to a Withdrawal from the Fixed Account.  More specifically, on and after the Effective Date, we will limit future negative Market Value Adjustments that we may apply to any Withdrawals from the Fixed Account so that any such Market Value Adjustments will not cause your applicable Fixed Account value to be less than the following “Floor Guarantee”:
•
100% of premiums or other amounts allocated to the Fixed Account, accumulated while so allocated with interest at an effective annual rate equal to the greater of (i) any guaranteed minimum interest rate (“GMIR”) applicable to the Fixed Account and (ii) 1.5%; minus

•	The amount of any Withdrawals from the Fixed Account (before applying any positive or negative Market Value Adjustments); minus
•	Any applicable surrender charges.

If your Fixed Account value after application of any Market Value Adjustment or upon any Withdrawal not subject to a Market Value Adjustment is less than the Floor Guarantee, then we will reset your applicable Fixed Account value to equal the amount of your Floor Guarantee.

In applying any Market Value Adjustment, each Fixed Interest Option will be considered separately, meaning that amounts allocated to the Fixed Account at different points in time, and earning different rates of interest for different guaranteed interest periods, will be considered separately.  The Floor Guarantee has no impact on any positive Market Value Adjustments that may apply to a Withdrawal from a Fixed Interest Option.

Additionally, on the Effective Date the GMIR for the Fixed Account is increased to 1.5% if prior to the Effective Date the applicable GMIR was less than 1.5%.  As a result of the above-referenced endorsement or amendment to the Contract, on and after the Effective Date interests in the Fixed Account are no longer securities registered under the Securities Act of 1933.

Contract Value in the Fixed Interest Options

On the Contract Date, the Contract Value in any Fixed Interest Option in which you are invested is equal to the portion of the initial premium paid and designated for allocation to the Fixed Interest Option.  On each business day after the Contract Date, we calculate the amount of Contract Value in each Fixed Interest Option as follows:
(1)	We take the Contract Value in the Fixed Interest Option at the end of the preceding business day;
(2)	We credit a daily rate of interest on (1) at the guaranteed rate since the preceding business day;
(3)	We add (1) and (2);
(4)	We subtract from (3) any transfers from that Fixed Interest Option; and
(5)	We subtract from (4) any withdrawals, and then subtract any Contract fees (including any rider charges) and premium taxes.

Additional premium payments and transfers allocated to the Fixed Account will be placed in a new Fixed Interest Option.  The Contract Value on the date of allocation will be the amount allocated.  Several examples which illustrate how the Market Value Adjustment works, including the Floor Guarantee, are included below at the end of this Appendix.

Cash Surrender Value

The Cash Surrender Value is the amount you receive when you surrender the Contract.  The Cash Surrender Value of amounts allocated to the Fixed Account will fluctuate daily based on the interest credited to Fixed Interest Options, any Market Value Adjustment and any surrender charge.  We guarantee the Cash Surrender Value of amounts allocated to the Fixed Account will never be less than the Floor Guarantee.  On any date during the accumulation phase, we calculate the Cash Surrender Value as follows: we start with your Contract Value, then we adjust for any Market Value Adjustment, and then we deduct any surrender charge, any charge for premium taxes, the annual Contract administrative fee (unless waived), any optional benefit rider charge, and any other charges incurred but not yet deducted.

B-3

Dollar Cost Averaging from Fixed Interest Options

You may elect to participate in our dollar cost averaging program from a Fixed Account Interest Option with a guaranteed interest period of one year or less.  The Fixed Interest Options serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other Fixed Interest Options or Fund Subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment.  Since we transfer the same dollar amount to Subaccounts each month, more units of a Subaccount are purchased if the value of its unit is low and fewer units are purchased if the value of its unit is high.  Therefore, a lower than average value per unit may be achieved over the long term.  However, we cannot guarantee this.  When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels.  You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program.  Each monthly transfer must be at least $100.  You may change the transfer amount once each Contract Year.

Transfers from a Fixed Interest Option under the dollar cost averaging program are not subject to a Market Value Adjustment.

We may in the future offer additional Fixed Interest Options to the dollar cost averaging program or withdraw any Fixed Interest Option from the dollar cost averaging program, or otherwise modify, suspend, or terminate this program.  Such change will not affect any dollar cost averaging programs in operation at the time.

Suspension of Payments

We have the right to delay payment of amounts from a Fixed Interest Option for up to six months.

Market Value Adjustment Examples with Application of the Floor Guarantee

The following examples show the application of the Floor Guarantee in relation to any negative MVA on Withdrawals from the Fixed Account.

Assumptions used for Examples #1 and #2:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, the full amount invested in the Fixed Account is renewed into another 10 year guaranteed interest period;
•	A Withdrawal request is made on March 30, 2018, when the Fixed Account value is $350,000;
•	No prior Withdrawals affecting the Fixed Account have been taken;
•	A 3% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #1: Full Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Fixed Account value after the MVA (without the Floor Guarantee).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

Step 2: Calculate the Floor Guarantee.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee on the date of the Withdrawal as a result of this calculation equals $339,330.

B-4

Step 3: Compare the result from Step 1 (the Fixed Account value after the MVA) to the result from Step 2 (the Floor Guarantee).

The amount paid will be the greater of:
•	The calculated Fixed Account value after application of the MVA; and
•	The Floor Guarantee.

Consequently, in this example the amount paid as a result of the full Withdrawal request is the Floor Guarantee amount of $339,330.  The Floor Guarantee limits the amount of the MVA actually assessed, which is effectively -3.05% (the “Effective MVA”) instead of the normal -10%.

The Effective MVA may limit the MVA calculated under the Contract to ensure that upon full Withdrawal the net proceeds do not fall below the Floor Guarantee.  The Effective MVA is calculated as follows [Floor Guarantee ÷ Fixed Account value]-1.  Therefore, in this example the Effective MVA calculation is [$339,330 ÷ $350,000] – 1 = -3.05%.

Example #2: $100,000 Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken (see Example #1).

In this example, the Fixed Account value ($350,000) after application of the -10% MVA (-$35,000) equals $315,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  As a result of this calculation, the Floor Guarantee on the date of the Withdrawal equals $339,330.

Because the Floor Guarantee ($339,330) exceeds the Fixed Account value after application of the negative MVA, but does not exceed the total Fixed Account value immediately prior to the Withdrawal, the Fixed Account value ($350,000) is adjusted to equal the amount of the Floor Guarantee.  In this example, the Fixed Account value is reduced by -3.05%, which is the Effective MVA actually assessed instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested plus the amount needed to cover the Effective MVA of -3.05%.  The total amount withdrawn is calculated as we normally do, except that the Effective MVA percentage is used: [Withdrawal amount requested] ÷ [1 + (Effective MVA%)].  Therefore, in this example the total amount withdrawn is: [$100,000] ÷ [1 + (-3.05%)] = $103,145.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($350,000) after the $100,000 partial Withdrawal and application of the -3.05% Effective MVA (-$3,145) equals $246,855.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 3% interest annually (because the GMIR under the Contract is more than 1.5%).  The Floor Guarantee immediately prior to the Withdrawal as a result of this calculation equals $339,330.  This amount is reduced by the $100,000 partial Withdrawal (without taking into account the negative Effective MVA), and the Floor Guarantee after the partial Withdrawal equals $239,330.

B-5

Assumptions used for Example #3:
•	On May 15, 2000, $200,000 is invested in the Fixed Account with a guaranteed interest period of 10 years;
•	On the Maturity Date, a partial Withdrawal of $90,000 is taken;
•	The full amount invested in the Fixed Account less the aforementioned $90,000 Withdrawal is renewed into another 10 year guaranteed interest period;
•	A $100,000 partial Withdrawal request is made on March 30, 2018, when the Fixed Account value is $150,000;
•	A 0% GMIR applies to the Fixed Account under the Contract;
•	A 10% negative MVA would normally apply to full Withdrawal absent the Floor Guarantee; and
•	Any applicable surrender charges are not applied.

Example #3: Partial Withdrawal with a negative MVA limited by the Floor Guarantee

Step 1: Calculate the Effective MVA as if a full Withdrawal were being taken.

In this example, the Fixed Account value on the date of the second Withdrawal ($150,000) after application of the -10% MVA (-$15,000) equals $135,000.

The Floor Guarantee is calculated by accruing the $200,000 invested in the Fixed Account with 1.5% interest annually (because the GMIR under the Contract is less than 1.5%).  On May 15, 2010, the Floor Guarantee is equal to $232,127.  On this date, $90,000 is withdrawn and the new Floor Guarantee is $142,127, which will continue to accrue 1.5% interest annually.  As a result of this calculation, the Floor Guarantee on the date of the second Withdrawal equals $159,818.

Because the Floor Guarantee ($159,818) exceeds the Fixed Account value after application of the negative MVA and also exceeds the Fixed Account value immediately prior to the Withdrawal, the Fixed Account value is reset to equal the amount of the Floor Guarantee (here, $159,818).  Because the Floor Guarantee and Fixed Account value are equal, the Effective MVA actually assessed is 0% instead of the normal -10%.

Step 2: Apply the Effective MVA to the amount withdrawn as a consequence of the partial Withdrawal request.

A partial Withdrawal request for $100,000 will result in a reduction of the Fixed Account value equal to the amount requested ($100,000).  No negative MVA is assessed because the Effective MVA is 0%.

Step 3: Calculate the new Fixed Account value after the partial Withdrawal and the Effective MVA.

In this example, the Fixed Account value ($159,818) after the $100,000 partial Withdrawal equals $59,818.

Step 4: Calculate the new Floor Guarantee after the partial Withdrawal.

Based on the calculation above, the Floor Guarantee immediately prior to the Withdrawal equals $159,818.  When this amount is reduced by the $100,000 partial Withdrawal, the Floor Guarantee is the same as the Fixed Account value after the partial Withdrawal and application of the 0% Effective MVA, $59,818.

B-6

APPENDIX C – Fixed Interest Division

A Fixed Interest Division option is available through certain group and individual deferred variable annuity contracts offered by the Company. The Fixed Interest Division is part of the VIAC General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.   Except in a few states, the Fixed Interest Division is closed to new investments.

Where available, i nterests in the Fixed Interest Division are offered through an Offering Brochure , which has more complete information. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division . The Fixed Interest Division is different from the Fixed Account, which is described in Appendix B and which may not be available in your state. If you are unsure whether the Fixed Interest Division is available in your state, please contact Customer Service at 1-800-366-0066. When reading through the Prospectus, the Fixed Interest Division should be counted among the various investment options available for the allocation of your premiums, in lieu of the Fixed Account. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

You will find more complete information relating to the Fixed Interest Division in the Offering Brochure. Please read the Offering Brochure carefully before you invest in the Fixed Interest Division.

C-1

APPENDIX D - SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumptions are used in this example:
•	You made an initial premium payment of $10,000;
•	You made additional premium payments of $10,000 in each of the second and third Contract Years (for total premium payments under the Contract of $30,000); and
•	You make a withdrawal at the end of the third Contract Year of 30% of the Contract Value, which is then $35,000.
In this example, $8,000 is the maximum Free Withdrawal Amount that you may withdraw without a surrender charge.
•	10% of the total premium payments of $30,000, which is $3,000, plus cumulative earnings, which is $35,000 less $30,000, which equals $5,000
The total amount withdrawn from the Contract would be $10,500
•	$35,000 x .30 = $10,500
Therefore, $2,500 is considered an excess withdrawal as part of the initial premium payment of $10,000 and would be subject to a 8% surrender charge
•	$10,500 - $8,000 = $2,500
•	8% is the applicable Surrender Charge (as a percentage of Premium Payment withdrawn) according to the Surrender Charge schedule
The withdrawal charge is calculated as follows:
•	The 8% withdrawal charge is assessed against the $2,500 excess withdrawal:
•	= $2,500 x 8% = $200
The amount of the withdrawal paid to you will be $10,500, and in addition, $200 will be deducted from your Contract Value.

This example does not consider any Market Value Adjustment or deduction of any premium taxes.

D-1

APPENDIX E - SPECIAL FUNDS AND EXCLUDED FUNDS EXAMPLES

Example #1: The following tables are intended to demonstrate the impact on your 7% Solution Minimum Guaranteed Death Benefit Element (7% MGDB) of allocating your Contract Value between Covered Funds and Special Funds, assuming a $1,000 of Contract Value.

7% MGDB if 100% allocated to Covered Funds and 0% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	0	1,000
1	1,070	0	1,070
2	1,145	0	1,145
3	1,225	0	1,225
4	1,311	0	1,311
5	1,403	0	1,403
6	1,501	0	1,501
7	1,606	0	1,606
8	1,718	0	1,718
9	1,838	0	1,838
10	1,967	0	1,967

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	500	500	1,000
1	535	500	1,035
2	572	500	1,072
3	613	500	1,113
4	655	500	1,155
5	701	500	1,201
6	750	500	1,250
7	803	500	1,303
8	859	500	1,359
9	919	500	1,419
10	984	500	1,484

7% MGDB if 0% allocated to Covered Funds and 100% allocated to Special Funds
End of Year	Covered Funds	Special Funds	7% MGDB
0	0	1,000	1,000
1	0	1,000	1,000
2	0	1,000	1,000
3	0	1,000	1,000
4	0	1,000	1,000
5	0	1,000	1,000
6	0	1,000	1,000
7	0	1,000	1,000
8	0	1,000	1,000
9	0	1,000	1,000
10	0	1,000	1,000

E-1

7% MGDB if allocation transferred to Special Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	1,000	—	1,000
1	1,070	—	1,070
2	1,145	—	1,145
3	1,225	—	1,225
4	1,311	—	1,311
5	1,403	—	1,403
6	—	1,403	1,403
7	—	1,403	1,403
8	—	1,403	1,403
9	—	1,403	1,403
10	—	1,403	1,403

7% MGDB if allocation transferred to Covered Funds at the beginning of year 6
End of Year	Covered Funds	Special Funds	7% MGDB
0	—	1,000	1,000
1	—	1,000	1,000
2	—	1,000	1,000
3	—	1,000	1,000
4	—	1,000	1,000
5	—	1,000	1,000
6	1,070	—	1,070
7	1,145	—	1,145
8	1,225	—	1,225
9	1,311	—	1,311
10	1,403	—	1,403

Example #2: The following tables are intended to demonstrate the impact on your 7% Solution MGDB of allocating your Contract Value between Covered Funds and Excluded Funds (assuming an initial $1,000 allocation and market fluctuations thereafter).

7% MGDB if 50% allocated to Covered Funds and 50% allocated to Excluded Funds
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	500	500	500	500	1,000	1,000	1,000
1	535	510	535	510	1,045	1,020	1,045
2	572	490	572	490	1,062	980	1,062
3	613	520	613	520	1,133	1,040	1,133
4	655	550	655	550	1,205	1,100	1,205
5	701	450	701	450	1,151	900	1,151
6	750	525	750	525	1,275	1,050	1,275
7	803	600	803	600	1,403	1,200	1,403
8	859	750	859	750	1,609	1,500	1,609
9	919	500	919	500	1,419	1,000	1,419
10	984	300	984	300	1,284	600	1,284

E-2

7% MGDB if 100% is allocated to Covered Funds and 0% allocated to Excluded Funds				7% MGDB if 0% is allocated to Covered Funds and 100% allocated to Excluded Funds
End of Year	7% MGDB	Contract Value	Death Benefit	End of Year	7% MGDB	Contract Value	Death Benefit
0	1,000	1,000	1,000	0	1,000	1,000	1,000
1	1,070	1,020	1,070	1	1,070	1,020	1,020
2	1,145	980	1,145	2	1,145	980	980
3	1,225	1,040	1,225	3	1,225	1,040	1,040
4	1,311	1,100	1,311	4	1,311	1,100	1,100
5	1,403	900	1,403	5	1,403	900	900
6	1,501	1,050	1,501	6	1,501	1,050	1,050
7	1,606	1,200	1,606	7	1,606	1,200	1,200
8	1,718	1,500	1,718	8	1,718	1,500	1,500
9	1,838	1,000	1,838	9	1,838	1,000	1,000
10	1,967	600	1,967	10	1,967	600	600
Important Note:

Values shown are hypothetical illustrative values and not a projection.  “7% MGDB” for amounts allocated to Excluded Funds is not payable as a benefit.  The Death Benefit for amounts allocated to Excluded Funds equals Contract Value.

7% MGDB if allocation transferred from Covered Funds to Excluded Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	1,000	1,000	—	—	1,000	1,000	1,000
1	1,070	1,020	—	—	1,070	1,020	1,070
2	1,145	980	—	—	1,145	980	1,145
3	1,225	1,040	—	—	1,225	1,040	1,225
4	1,311	1,100	—	—	1,311	1,100	1,311
5	1,403	900	—	—	1,403	900	1,403
6	—	—	1,501	1,050	1,050	1,050	1,050
7	—	—	1,606	1,200	1,200	1,200	1,200
8	—	—	1,718	1,500	1,500	1,500	1,500
9	—	—	1,838	1,000	1,000	1,000	1,000
10	—	—	1,967	600	600	600	600

Important Note:

7% MGDB transferred to Excluded Funds equals the 7% MGDB in Covered Funds (or proportional portion thereof for partial transfer).  Transfers from Special Funds to Excluded Funds work the same as Covered to Excluded (except 7% MGDB in Special Funds does not accumulate).

E-3

7% MGDB if allocation transferred from Excluded Funds to Covered Funds at the beginning of year 6
End of Year	Covered Funds		Excluded Funds		Totals		Death Benefit
	7% MGDB	Contract Value	7% MGDB	Contract Value	7% MGDB	Contract Value
0	—	—	1,000	1,000	1,000	1,000	1,000
1	—	—	1,070	1,020	1,020	1,020	1,020
2	—	—	1,145	980	980	980	980
3	—	—	1,225	1,040	1,040	1,040	1,040
4	—	—	1,311	1,100	1,100	1,100	1,100
5	—	—	1,403	900	900	900	900
6	963	1,050	—	—	963	1,050	1,050
7	1,030	1,200	—	—	1,030	1,200	1,200
8	1,103	1,500	—	—	1,103	1,500	1,500
9	1,180	1,000	—	—	1,180	1,000	1,180
10	1,262	600	—	—	1,262	600	1,262
Important Note:

7% MGDB transferred to Covered Funds is the lesser of 7% MGDB in Excluded Funds (or portion thereof for partial transfer) and Contract Value transferred to Covered Funds.  Transfers from Excluded Funds to Special Funds work the same as transfers from Excluded Funds to Covered Funds (except 7% MGDB in Special Funds does not accumulate).

E-4

APPENDIX F - EXAMPLES OF WITHDRAWAL ADJUSTMENTS FOR 7% SOLUTION MINIMUM GUARANTEED DEATH BENEFIT

FOR CONTRACTS OTHER THAN MAY 2002 CONTRACTS

EXAMPLE #1: THE CONTRACT VALUE IS LOWER THAN THE DEATH BENEFIT

Assume the following:
•	A premium payment of $100,000 (including Premium Credits);
•	At the time of the withdrawal a Contract Value of $87,000 and a 7% Solution MGDB of $127,000;
•	A $27,000 withdrawal is taken; and
•	The withdrawal is a combination of a special withdrawal and a pro rata withdrawal.

CALCULATE THE EFFECT OF THE WITHDRAWAL

1.	The special withdrawal is $7,000 (7% of $100,000).
MGDB after special withdrawal = $120,000 ($127,000 - $7,000)
Contract Value after special withdrawal = $80,000 ($87,000 - $7,000)
The pro rata withdrawal is $20,000 ($27,000 - $7,000).
2.	Pro rata withdrawal adjustment to MGDB = $30,000 ($120,000 * ($20,000 / $80,000))
MGDB after pro rata withdrawal = $90,000 ($120,000 - $30,000)
Contract Value after pro rata withdrawal = $60,000 ($80,000 - $20,000)

EXAMPLE #2: THE CONTRACT VALUE IS GREATER THAN THE DEATH BENEFIT

Assume the following:
•	A premium payment of $100,000 (including Premium Credits);
•	At the time of the withdrawal a Contract Value of $167,000 and a 7% Solution MGDB of $127,000;
•	A $27,000 withdrawal is taken; and
•	The withdrawal is a combination of a special withdrawal and a pro rata withdrawal.

CALCULATE THE EFFECT OF THE WITHDRAWAL

1.	The special withdrawal is $7,000 (7% of $100,000).
MGDB after special withdrawal = $120,000 ($127,000 - $7,000)
Contract Value after special withdrawal = $160,000 ($167,000 - $7,000)
The pro rata withdrawal is $20,000 ($27,000 - $7,000).
2.	Pro rata withdrawal adjustment to MGDB = $15,000 ($120,000 * ($20,000 / $160,000))
MGDB after pro rata withdrawal = $105,000 ($120,000 - $15,000)
Contract Value after pro rata withdrawal = $140,000 ($160,000 - $20,000)

F-1

EXAMPLE #3: THE CONTRACT VALUE IS EQUAL TO THE DEATH BENEFIT

Assume the following:
•	A premium payment of $100,000 (including Premium Credits);
•	At the time of the withdrawal a Contract Value of $127,000 and a 7% Solution MGDB of $127,000;
•	A $27,000 withdrawal is taken; and
•	The withdrawal is a combination of a special withdrawal and a pro rata withdrawal.

CALCULATE THE EFFECT OF THE WITHDRAWAL

1.	The special withdrawal is $7,000 (7% of $100,000).
MGDB after special withdrawal = $120,000 ($127,000 - $7,000)
Contract Value after special withdrawal = $120,000 ($127,000 - $7,000)
The pro rata withdrawal is $20,000 ($27,000 - $7,000).
2.	Pro rata withdrawal adjustment to MGDB = $20,000 ($120,000 * ($20,000 / $120,000))
MGDB after pro rata withdrawal = $100,000 ($120,000 - $20,000)
Contract Value after pro rata withdrawal = $100,000 ($120,000 - $20,000)

F-2

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”) that includes the financial statements and the related notes to financial statements for the Company and for Separate Account B and additional information about the Company, Separate Account B and the Contracts has been filed with the SEC.  It is available without charge on request.  To obtain a copy of the SAI or inquire about your Contract, write to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066.  The SAI is included in this prospectus by reference.

Reports and other information about the Contract, the Company and the Separate Account are also available on the SEC’s website at http://www.sec.gov, and that copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.  When looking for information regarding the Contracts offered through this prospectus on the SEC’s website, you may find it useful to use the number assigned to the registration statement under the Securities Act of 1933.  This number is 333-28755.

GoldenSelect Fleet Premium Plus®, Contract I.D. C00002976	May 1, 2023

STATEMENT OF ADDITIONAL INFORMATION

GOLDENSELECT PREMIUM PLUS®
GOLDENSELECT FLEET PREMIUM PLUS

Deferred Combination Variable and Fixed Annuity Contracts

issued by
SEPARATE ACCOUNT B
of
VENERABLE INSURANCE AND ANNUITY COMPANY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectuses for the group and individual deferred combination variable and fixed annuity contracts (each a “Contract” or collectively the “Contracts”) issued by Venerable Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) through Separate Account B (the “Separate Account”), which are included herein by reference. The Prospectuses sets forth information that a prospective investor ought to know before investing.  For a copy of a Prospectus, send a written request to Venerable Insurance and Annuity Company, Customer Service, P.O. Box 9271 Des Moines, Iowa  50306-9271 or telephone 1-800-366-0066, or access the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

DATE OF PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

1

General Information and History

Venerable Insurance and Annuity Company.  We are an Iowa stock life insurance company, which was originally organized in 1973 under the insurance laws of Minnesota. Prior to September 1, 2019, we were known as Voya Insurance and Annuity Company. Prior to September 1, 2014, we were known as ING USA Annuity and Life Insurance Company. Prior to January 1, 2004, we were known as Golden American Life Insurance Company. On June 1, 2018 we became an indirect wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”).  Our direct parent company is Venerable Holdings, Inc. (“Venerable”).  Before June 1, 2018, we were an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”) The June 1, 2018, sale of the Company by Voya to VA Capital did not change the terms, features and benefits of your Contract.

Although we are a subsidiary of VA Capital and Venerable, neither VA Capital nor Venerable are responsible for the obligations under the Contract. The obligations under the Contract are solely our responsibility.

We are engaged in the business of administering insurance and annuities, and we no longer sell or issue any new insurance or annuities. Our principal office is located at 699 Walnut Street, Suite 1350, Des Moines, Iowa 50309-3942.

Separate Account B.  Separate Account B was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Separate Account B is a separate investment account used for our variable annuity Contract s. We own all the assets in Separate Account B but such assets are kept separate from our other accounts.

Separate Account B is divided into subaccounts. Each subaccount invests exclusively in shares of one fund. Each fund has its own distinct investment objectives and policies. Income, gains and losses, whether or not realized, of a fund are credited to or charged against the corresponding subaccount of Separate Account B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other Contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity Contracts supported by Separate Account B. If the assets in Separate Account B exceed the required reserves and other liabilities, we may transfer the excess to our general account. When we deduct the fees we charge for the Contract, these would constitute excess assets that we would transfer to the general account. We are obligated to pay all benefits and make all payments provided under the Contracts and will keep the Separate Account fully funded to cover such liabilities.

Services

Safekeeping of Assets.  Venerable Insurance and Annuity Company acts as its own custodian for Separate Account B.

Experts.  The financial statements of Separate Account B as of December 31, 2022, and the financial statements of the Company as of December 31, 2022 and 2021, and for each of the two years in the period ended December 31, 2022, have been audited by Ernst & Young LLP, an independent registered public accounting firm, with respect to Separate Account B, and Ernst & Young LLP, independent auditors, with respect to the Company as set forth in their reports thereon appearing elsewhere herein.  Such financial statements have been included herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Distribution of Contracts.  The offering of Contracts under the prospectus associated with this Statement of Additional Information is continuous. Directed Services LLC, an affiliate of Venerable Insurance and Annuity Company, acts as the principal underwriter (as defined in the Securities Act of 1933  (the “1933 Act”) and the 1940 Act, as amended) of the variable insurance products (the “variable insurance products”) previously issued by Venerable Insurance and Annuity Company. The Contracts were distributed through registered representatives of other broker-dealers who have entered into selling agreements with Directed Services LLC. For the years ended 2022, 2021, and 2020 commissions paid by Venerable Insurance and Annuity Company, to Directed Services LLC equaled 113,539,245 , $142,771,803, and $133,508,134, respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the Contracts. Directed Services LLC is located at 1475 Dunwoody Drive, West Chester, PA 19380.

2

Under a pricing agreement, Venerable Insurance and Annuity Company receives a monthly fee from Directed Services LLC based on annual contractual rates by fund. This fee, calculated as a percentage of average assets in the variable separate accounts, was 40,361,772 , $52,527,065, and $49,679.797, for the years ended 2022, 2021, and 2020, respectively.

Accumulation Unit Value

The calculation of the Accumulation Unit Value (“AUV”) is discussed in the prospectus and below. Note that in your Contract, Accumulation Unit value is referred to as the Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below do not reflect the mortality and expense risk charge for this product and are for illustration purposes only.

ILLUSTRATION OF CALCULATION OF AUV EXAMPLE 1
(1)	AUV, beginning of period	$10.00
(2)	Value of securities, beginning of period	$10.00
(3)	Change in value of securities	$0.10
(4)	Gross investment return (3) divided by (2)	0.01
(5)	Daily mortality and expense charge	0.00004280
(6)	Asset based administrative charge	0.00000411
(7)	Net investment return (4) minus (5) minus (6)	0.009953092
(8)	Net investment factor (1.000000) plus (7)	1.009953092
(9)	AUV, end of period (1) multiplied by (8)	$10.09953092

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX) EXAMPLE 2
(1)	Initial premium payment	$1,000
(2)	AUV on effective date of purchase (see EXAMPLE 1)	$10.00
(3)	Number of units purchased (1) divided by (2)	100
(4)	AUV for valuation date following purchase (see EXAMPLE 1)	$10.09953092
(5)	Contract Value in account for valuation date following purchase (3) multiplied by (4)	$1,009.95

Other Information

Registration statements have been filed with the SEC under the 1933 Act, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

3

Financial Statements

Included in this Statement of Additional Information are the financial statements of Separate Account B and Venerable Insurance and Annuity Company, as follows:
•	Financial Statements of Separate Account B:
	o	Report of Independent Registered Public Accounting Firm
	o	Statements of Assets and Liabilities as of December 31, 2022
	o	Statements of Operations for the year ended December 31, 2022
	o	Statements of Changes in Net Assets for the years ended December 31, 2022and 2021
	o	Notes to Financial Statements

•	Financial Statements of Venerable Insurance and Annuity Company:
	o	Report of Independent Auditors
	o	Balance Sheets – as of December 31, 2022 and 2021
	o	Statements of Operations – for the years ended December 31, 2022 and 2021
	o	Statements of Changes in Capital and Surplus – for the years ended December 31, 2022 and 2021
	o	Statements of Cash Flows – for the years ended December 31, 2022 and 2021
	o	Notes to Financial Statements

4

FINANCIAL STATEMENTS

Venerable Insurance and Annuity Company
Separate Account B

VENERABLE®

 FINANCIAL STATEMENTS - STATUTORY BASIS AND SUPPLEMENTARY INFORMATION  Venerable Insurance and Annuity Company For the years ended December 31, 2022 and 2021 with Report of Independent Auditors

This page intentionally left blank.

This page intentionally left blank.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Venerable Insurance and Annuity Company and Contract Owners of Venerable Insurance and Annuity Company Separate Account B

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Venerable Insurance and Annuity Company Separate Account B (the Separate Account), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Accounts auditor since 1988. Philadelphia, Pennsylvania
March 30, 2023

This page intentionally left blank.

Appendix
Subaccounts comprising Venerable Insurance and Annuity Company Separate Account B
Subaccount	Statement of Operations	Statement of Changes in Net Assets
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Insurance Series Capital Income Builder Fund - Class 4
American Funds Insurance Series Global Growth Fund - Class 4
American Funds Insurance Series Growth Fund - Class 4
American Funds Insurance Series International Fund - Class 4
American Funds Insurance Series New World Fund - Class 4
American Funds Insurance Series® The Bond Fund of America - Class 4
American Funds Insurance Series® Washington Mutual Investors - Class 4
BlackRock Equity Dividend V.I. Fund - Class III
BlackRock Global Allocation V.I. Fund - Class III
BlackRock High Yield V.I. Fund - Class III
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
Columbia VP Seligman Global Technology Fund - Class 2
Columbia Small Cap Value Fund, Variable Series - Class 2
Columbia Small Company Growth Fund, Variable Series - Class 1
Columbia VP Large Cap Growth Fund - Class 1
DWS Core Equity VIP - Class B
DWS Alternative Asset Allocation VIP - Class B
DWS High Income VIP - Class B
Eaton Vance VT Floating-Rate Income Fund - Initial Class
Federated Hermes High Income Bond Fund II - Service Shares
Federated Hermes Kaufmann Fund II - Service Shares
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
Franklin Small Cap Value VIP Fund - Class 2
Franklin Strategic Income VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 2
Delaware VIP Real Estate Securities - Class II
Delaware Ivy VIP Asset Strategy
Delaware Ivy VIP Balanced
Delaware Ivy VIP Energy
Delaware Ivy VIP High Income
Delaware Ivy VIP International Core Equity
Delaware Ivy VIP Mid Cap Growth
Delaware Ivy VIP Science and Technology
Delaware Ivy VIP Small Cap Core - Class II
Delaware Ivy VIP Small Cap Growth
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Flexible Bond Portfolio - Service Shares
ClearBridge Var Aggressive Growth Portfolio II
ClearBridge Variable Mid Cap Portfolio - Class II
Western Asset Core Plus VIT Portfolio - Class I
MFS VIT II Income Portfolio - Service Class
MFS VIT Research Series Portfolio - Service Class
MFS VIT International Intrinsic Value Portfolio - Service Class
MFS VIT Value Series - Service Class
MFS VIT III Global Real Estate Portfolio - Service Class
Invesco V.I. Main Street Fund - Series II
Invesco V.I. Main Street Small Cap Fund - Series II
Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco Oppenheimer V.I. International Growth Fund - Series II
PIMCO All Asset Portfolio - Administrative Class
PIMCO Low Duration Portfolio - Administrative Class
PIMCO Real Return Portfolio - Administrative Class
PIMCO Short-Term Portfolio - Administrative Class
PIMCO Total Return Portfolio - Administrative Class
ProFund VP Europe 30
ProFund VP Rising Rates Opportunity	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Income Fund - Class 1B
Putnam VT International Equity Fund - Class 1B
Putnam VT International Value Fund - Class 1B
Putnam VT Mortgage Securities Fund - Class 1B
Putnam VT Multi-Cap Core Fund - Class IB Shares
Putnam VT Small Cap Value Fund - Class 1B
T. Rowe Price Blue Chip Growth Portfolio - II
T. Rowe Price Health Sciences Portfolio - II
MFS VIT Utilities Series Portfolio - Service Class
Voya Balanced Portfolio - Class S
Voya Intermediate Bond Portfolio - Class A
Voya Intermediate Bond Portfolio - Class S
Voya Balanced Income Portfolio - Adviser Class
Voya Balanced Income Portfolio - Service Class
Voya Balanced Income Portfolio - Service 2 Class
Voya Global Perspectives® Portfolio - Class A
Voya Government Liquid Assets Portfolio - Class I
Voya Government Liquid Assets Portfolio - Service Class
Voya Government Liquid Assets Portfolio - Service 2 Class
Voya High Yield Portfolio - Adviser Class
Voya High Yield Portfolio - Service Class
Voya Large Cap Growth Portfolio - Adviser Class
Voya Large Cap Growth Portfolio - Institutional Class
Voya Large Cap Growth Portfolio - Service Class
Voya Large Cap Growth Portfolio - Service 2 Class
Voya Limited Maturity Bond Portfolio - Service Class
Voya Retirement Conservative Portfolio - Adviser Class
Voya Retirement Growth Portfolio - Adviser Class
Voya Retirement Moderate Growth Portfolio - Adviser Class
Voya Retirement Moderate Portfolio - Adviser Class
Voya U.S. Stock Index Portfolio - Service Class
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
VY CBRE Global Real Estate Portfolio - Adviser Class
VY CBRE Global Real Estate Portfolio - Service Class
VY CBRE Global Real Estate Portfolio - Service 2 Class
VY CBRE Real Estate Portfolio - Adviser Class
VY CBRE Real Estate Portfolio - Service Class
VY CBRE Real Estate Portfolio - Service 2 Class
VY® Invesco Growth and Income Portfolio - Adviser Class
VY® Invesco Growth and Income Portfolio - Service Class
VY® Invesco Growth and Income Portfolio - Service 2 Class
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
VY® Morgan Stanley Global Franchise Portfolio - Service Class
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
Voya Global Bond Portfolio - Adviser Class
Voya Global Bond Portfolio - Service Class
Voya International High Dividend Low Volatility Portfolio - Adviser Class
Voya International High Dividend Low Volatility Portfolio - Service Class
Voya Solution 2025 Portfolio - Adviser Class
Voya Solution 2025 Portfolio - Service Class
Voya Solution 2035 Portfolio - Adviser Class
Voya Solution 2035 Portfolio - Service Class
Voya Solution 2045 Portfolio - Adviser Class
Voya Solution 2045 Portfolio - Service Class
Voya Solution 2055 Portfolio - Adviser Class
Voya Solution Income Portfolio - Adviser Class
Voya Solution Income Portfolio - Service Class
Voya Solution Moderately Aggressive Portfolio - Service Class	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class
VY® American Century Small-Mid Cap Value Portfolio - Service Class
VY® Baron Growth Portfolio - Adviser Class
VY® Columbia Contrarian Core Portfolio - Adviser Class
VY® Columbia Small Cap Value II Portfolio - Adviser Class
VY® Columbia Small Cap Value II Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Adviser Class
VY® Invesco Equity and Income Portfolio - Initial Class
VY® Invesco Equity and Income Portfolio - Service Class
VY® Invesco Equity and Income Portfolio - Service 2 Class
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class
VY® JPMorgan Mid Cap Value Portfolio - Service Class
VY® Invesco Global Portfolio - Adviser Class
VY® Invesco Global Portfolio - Initial Class
VY® Invesco Global Portfolio - Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
Voya Strategic Allocation Conservative Portfolio - Class S
Voya Strategic Allocation Growth Portfolio - Class S
Voya Strategic Allocation Moderate Portfolio - Class S
Voya Global High Dividend Low Volatility Portfolio - Class A
Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Index Plus LargeCap Portfolio - Class S
Voya Index Plus MidCap Portfolio - Class S
Voya Index Plus SmallCap Portfolio - Class S
Voya International Index Portfolio - Class A
Voya International Index Portfolio - Class S
Voya Russell™ Large Cap Growth Index Portfolio - Class S
Voya Russell™ Large Cap Index Portfolio - Class A
Voya Russell™ Large Cap Index Portfolio - Class I
Voya Russell™ Large Cap Index Portfolio - Class S
Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Russell™ Mid Cap Index Portfolio - Class A
Voya Russell™ Mid Cap Index Portfolio - Class S
Voya Russell™ Small Cap Index Portfolio - Class A
Voya Russell™ Small Cap Index Portfolio - Class S
Voya Small Company Portfolio - Class A
Voya Small Company Portfolio - Class S
Voya U.S. Bond Index Portfolio - Class S
Voya SmallCap Opportunities Portfolio - Class A
Voya SmallCap Opportunities Portfolio - Class S
Allspring VT Omega Growth Fund - Class 2
Allspring VT Index Asset Allocation Fund - Class 2
Allspring VT Small Cap Growth Fund - Class 2
Subaccount	Statement of Operations	Statement of Changes in Net Assets
Invesco V.I. Core Plus Bond Fund - Series II	For the period from April 29, 2022 (commencement of operations) through December 31, 2022	For the period from April 29, 2022 (commencement of operations) through December 31, 2022
Subaccount	Statement of Operations	Statement of Changes in Net Assets
Voya Growth and Income Portfolio - Class S	For the period from January 1, 2022 through February 3, 2022 (termination of operations)	For the year ended December 31, 2021 and the period from January 1, 2022 through February 3, 2022 (termination of operations)
Invesco V.I. Core Bond Fund - Series II	For the period from January 1, 2022 through April 29, 2022 (termination of operations)	For the year ended December 31, 2021 and the period from January 1, 2022 through April 29, 2022 (termination of operations)
VY® T. Rowe Price International Stock Portfolio - Adviser Class	For the period from January 1, 2022 through July 8, 2022 (termination of operations)	For the year ended December 31, 2021 and the period from January 1, 2022 through July 8, 2022 (termination of operations)
VY® T. Rowe Price International Stock Portfolio - Service Class

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series® -- Washington Mutual Investors Fund - Class 4	American Funds Insurance Series® -- The Bond Fund of America - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4	American Funds Insurance Series Global Growth Fund - Class 4
Assets
Investments in mutual funds
at fair value	$969	$4,732	$1,536	$1,915	$1,627
Total assets	969	4,732	1,536	1,915	1,627
Net assets	$969	$4,732	$1,536	$1,915	$1,627

Net assets
Accumulation units	969	4,732	1,536	1,915	1,627
Total net assets	$969	$4,732	$1,536	$1,915	$1,627

Total number of mutual fund shares	121,540	383,511	166,425	174,720	55,140

Cost of mutual fund shares	$1,250	$5,183	$1,914	$1,855	$1,823

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III
Assets
Investments in mutual funds
at fair value	$7,737	$1,317	$960	$4,383	$388,721
Total assets	7,737	1,317	960	4,383	388,721
Net assets	$7,737	$1,317	$960	$4,383	$388,721

Net assets
Accumulation units	7,737	1,317	960	4,383	388,721
Total net assets	$7,737	$1,317	$960	$4,383	$388,721

Total number of mutual fund shares	105,075	87,880	43,973	433,073	32,750,277

Cost of mutual fund shares	$9,013	$1,715	$1,142	$5,022	$474,800

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Small Cap Value Fund, Variable Series - Class 2	Columbia Small Company Growth Fund, Variable Series - Class 1
Assets
Investments in mutual funds
at fair value	$1,596	$262	$2,693	$45,059	$46
Total assets	1,596	262	2,693	45,059	46
Net assets	$1,596	$262	$2,693	$45,059	$46

Net assets
Accumulation units	1,596	262	2,693	45,059	46
Total net assets	$1,596	$262	$2,693	$45,059	$46

Total number of mutual fund shares	246,140	22,566	153,432	3,970,236	5,030

Cost of mutual fund shares	$1,793	$302	$3,330	$56,127	$74

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B	Eaton Vance VT Floating-Rate Income Fund - Initial Class
Assets
Investments in mutual funds
at fair value	$99	$959	$627	$115	$3,658
Total assets	99	959	627	115	3,658
Net assets	$99	$959	$627	$115	$3,658

Net assets
Accumulation units	99	959	627	115	3,658
Total net assets	$99	$959	$627	$115	$3,658

Total number of mutual fund shares	3,810	91,660	48,306	21,587	433,420

Cost of mutual fund shares	$64	$1,056	$625	$133	$3,921

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Federated Hermes High Income Bond Fund II - Service Shares	Federated Hermes Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Assets
Investments in mutual funds
at fair value	$220	$196	$2,918	$336	$905
Total assets	220	196	2,918	336	905
Net assets	$220	$196	$2,918	$336	$905

Net assets
Accumulation units	220	196	2,918	336	905
Total net assets	$220	$196	$2,918	$336	$905

Total number of mutual fund shares	41,372	14,288	294,789	24,586	90,385

Cost of mutual fund shares	$252	$299	$3,352	$424	$1,038

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Assets
Investments in mutual funds
at fair value	$1,098	$63	$6,586	$617	$2,475
Total assets	1,098	63	6,586	617	2,475
Net assets	$1,098	$63	$6,586	$617	$2,475

Net assets
Accumulation units	1,098	63	6,586	617	2,475
Total net assets	$1,098	$63	$6,586	$617	$2,475

Total number of mutual fund shares	126,995	6,057	525,669	70,678	198,316

Cost of mutual fund shares	$1,334	$88	$7,751	$742	$3,074

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Delaware VIP Real Estate Securities - Class II	Delaware Ivy VIP Asset Strategy - Class II	Delaware Ivy VIP Balanced - Class II	Delaware Ivy VIP Energy - Class II	Delaware Ivy VIP High Income - Class II
Assets
Investments in mutual funds
at fair value	$103	$258	$477	$2,285	$1,083
Total assets	103	258	477	2,285	1,083
Net assets	$103	$258	$477	$2,285	$1,083

Net assets
Accumulation units	103	258	477	2,285	1,083
Total net assets	$103	$258	$477	$2,285	$1,083

Total number of mutual fund shares	16,366	32,863	101,678	450,623	384,155

Cost of mutual fund shares	$124	$284	$675	$1,440	$1,325

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Delaware Ivy VIP International Core Equity - Class II	Delaware Ivy VIP Mid Cap Growth - Class II	Delaware Ivy VIP Science and Technology - Class II	Delaware Ivy VIP Small Cap Core - Class II	Delaware Ivy VIP Small Cap Growth - Class II
Assets
Investments in mutual funds
at fair value	$62	$302	$758	$165	$498
Total assets	62	302	758	165	498
Net assets	$62	$302	$758	$165	$498

Net assets
Accumulation units	62	302	758	165	498
Total net assets	$62	$302	$758	$165	$498

Total number of mutual fund shares	4,402	31,942	43,434	14,848	82,476

Cost of mutual fund shares	$78	$359	$1,098	$179	$687

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II	ClearBridge Variable Mid Cap Portfolio - Class II
Assets
Investments in mutual funds
at fair value	$2,957	$1,586	$598	$187	$157
Total assets	2,957	1,586	598	187	157
Net assets	$2,957	$1,586	$598	$187	$157

Net assets
Accumulation units	2,957	1,586	598	187	157
Total net assets	$2,957	$1,586	$598	$187	$157

Total number of mutual fund shares	69,617	25,268	54,425	12,589	7,765

Cost of mutual fund shares	$2,762	$1,776	$695	$329	$198

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Income Portfolio - Service Class	MFS VIT Research Series Portfolio - Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class	MFS VIT Value Series - Service Class
Assets
Investments in mutual funds
at fair value	$5	$194	$382	$393	$686
Total assets	5	194	382	393	686
Net assets	$5	$194	$382	$393	$686

Net assets
Accumulation units	5	194	382	393	686
Total net assets	$5	$194	$382	$393	$686

Total number of mutual fund shares	976	24,194	14,058	14,683	32,603

Cost of mutual fund shares	$6	$239	$414	$401	$643

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	MFS VIT III Global Real Estate Portfolio - Service Class	Invesco V.I. Main Street Fund - Series II	Invesco V.I. Main Street Small Cap Fund - Series II	Invesco V.I. Core Plus Bond Fund - Series II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Assets
Investments in mutual funds
at fair value	$479	$484	$1,116	$527	$320
Total assets	479	484	1,116	527	320
Net assets	$479	$484	$1,116	$527	$320

Net assets
Accumulation units	479	484	1,116	527	320
Total net assets	$479	$484	$1,116	$527	$320

Total number of mutual fund shares	31,225	30,776	49,453	95,892	6,692

Cost of mutual fund shares	$539	$718	$1,151	$559	$455

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Invesco Oppenheimer V.I. International Growth Fund - Series II	PIMCO All Asset Portfolio - Administrative Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class	PIMCO Short-Term Portfolio - Administrative Class
Assets
Investments in mutual funds
at fair value	$650	$290	$2,096	$3,194	$4,514
Total assets	650	290	2,096	3,194	4,514
Net assets	$650	$290	$2,096	$3,194	$4,514

Net assets
Accumulation units	650	290	2,096	3,194	4,514
Total net assets	$650	$290	$2,096	$3,194	$4,514

Total number of mutual fund shares	365,164	33,614	221,073	277,772	446,969

Cost of mutual fund shares	$861	$343	$2,252	$3,574	$4,581

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity	Putnam VT Income Fund - Class 1B	Putnam VT International Equity Fund - Class 1B
Assets
Investments in mutual funds
at fair value	$3,997	$1,122	$1,271	$754	$22
Total assets	3,997	1,122	1,271	754	22
Net assets	$3,997	$1,122	$1,271	$754	$22

Net assets
Accumulation units	3,997	1,122	1,271	754	22
Total net assets	$3,997	$1,122	$1,271	$754	$22

Total number of mutual fund shares	445,112	49,813	28,895	89,878	1,699

Cost of mutual fund shares	$4,847	$1,082	$1,118	$977	$27

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Putnam VT International Value Fund - Class 1B	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II
Assets
Investments in mutual funds
at fair value	$17	$664	$448	$377	$3,538
Total assets	17	664	448	377	3,538
Net assets	$17	$664	$448	$377	$3,538

Net assets
Accumulation units	17	664	448	377	3,538
Total net assets	$17	$664	$448	$377	$3,538

Total number of mutual fund shares	1,654	92,995	27,385	35,585	121,048

Cost of mutual fund shares	$19	$859	$553	$383	$4,367

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S	Voya Intermediate Bond Portfolio - Class A	Voya Intermediate Bond Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$4,837	$1,478	$1,871	$2,502	$1,412,883
Total assets	4,837	1,478	1,871	2,502	1,412,883
Net assets	$4,837	$1,478	$1,871	$2,502	$1,412,883

Net assets
Accumulation units	4,837	1,478	1,871	2,502	1,412,883
Total net assets	$4,837	$1,478	$1,871	$2,502	$1,412,883

Total number of mutual fund shares	92,104	41,561	144,281	238,084	133,804,026

Cost of mutual fund shares	$4,345	$1,391	$2,079	$3,062	$1,695,892

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class	Voya Global Perspectives® Portfolio - Class A	Voya Government Liquid Assets Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$1,333	$173,915	$2,691	$61,595	$—
Total assets	1,333	173,915	2,691	61,595	$—
Net assets	$1,333	$173,915	$2,691	$61,595	$—

Net assets
Accumulation units	1,333	173,915	2,691	61,595	$—
Total net assets	$1,333	$173,915	$2,691	$61,595	$—

Total number of mutual fund shares	168,076	20,754,866	321,919	7,015,861	$63

Cost of mutual fund shares	$1,719	$217,542	$3,321	$73,760	$—
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$280,434	$12,344	$434	$148,623	$971,484
Total assets	280,434	12,344	434	148,623	971,484
Net assets	$280,434	$12,344	$434	$148,623	$971,484

Net assets
Accumulation units	280,434	12,344	434	148,623	971,484
Total net assets	$280,434	$12,344	$434	$148,623	$971,484

Total number of mutual fund shares	280,451,089	12,344,878	52,775	18,059,823	126,338,919

Cost of mutual fund shares	$280,451	$12,345	$497	$174,908	$1,647,419

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$57	$784,126	$9,129	$10,664	$226,885
Total assets	57	784,126	9,129	10,664	226,885
Net assets	$57	$784,126	$9,129	$10,664	$226,885

Net assets
Accumulation units	57	784,126	9,129	10,664	226,885
Total net assets	$57	$784,126	$9,129	$10,664	$226,885

Total number of mutual fund shares	5,786	85,702,202	1,024,608	1,123,790	30,374,696

Cost of mutual fund shares	$91	$1,262,777	$14,892	$11,437	$269,092

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$1,703,538	$1,133,055	$610,253	$182,885	$1,569
Total assets	1,703,538	1,133,055	610,253	182,885	1,569
Net assets	$1,703,538	$1,133,055	$610,253	$182,885	$1,569

Net assets
Accumulation units	1,703,538	1,133,055	610,253	182,885	1,569
Total net assets	$1,703,538	$1,133,055	$610,253	$182,885	$1,569

Total number of mutual fund shares	160,569,956	114,805,132	65,693,321	11,746,764	179,067

Cost of mutual fund shares	$1,894,170	$1,338,776	$733,201	$198,835	$1,761

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Adviser Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Service 2 Class	VY® CBRE Real Estate Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$127,101	$141	$35,535	$543	$451
Total assets	127,101	141	35,535	543	451
Net assets	$127,101	$141	$35,535	$543	$451

Net assets
Accumulation units	127,101	141	35,535	543	451
Total net assets	$127,101	$141	$35,535	$543	$451

Total number of mutual fund shares	14,045,244	15,435	3,792,660	57,368	18,094

Cost of mutual fund shares	$138,748	$165	$40,966	$599	$561

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	VY® CBRE Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service 2 Class	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class
Assets
Investments in mutual funds
at fair value	$70,436	$6,241	$884	$229,934	$19,116
Total assets	70,436	6,241	884	229,934	19,116
Net assets	$70,436	$6,241	$884	$229,934	$19,116

Net assets
Accumulation units	70,436	6,241	884	229,934	19,116
Total net assets	$70,436	$6,241	$884	$229,934	$19,116

Total number of mutual fund shares	2,620,554	233,746	42,621	10,760,352	906,022

Cost of mutual fund shares	$79,090	$7,128	$835	$244,307	$19,906

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$877	$158,052	$5,511	$1,026	$1,810
Total assets	877	158,052	5,511	1,026	1,810
Net assets	$877	$158,052	$5,511	$1,026	$1,810

Net assets
Accumulation units	877	158,052	5,511	1,026	1,810
Total net assets	$877	$158,052	$5,511	$1,026	$1,810

Total number of mutual fund shares	81,809	13,429,254	480,088	82,275	135,485

Cost of mutual fund shares	$1,422	$218,450	$7,694	$1,243	$2,082

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
Assets
Investments in mutual funds
at fair value	$180,688	$27,063	$43,997	$1,912,779	$40,142
Total assets	180,688	27,063	43,997	1,912,779	40,142
Net assets	$180,688	$27,063	$43,997	$1,912,779	$40,142

Net assets
Accumulation units	180,688	27,063	43,997	1,912,779	40,142
Total net assets	$180,688	$27,063	$43,997	$1,912,779	$40,142

Total number of mutual fund shares	12,152,000	1,844,920	1,912,958	77,039,896	1,635,207

Cost of mutual fund shares	$198,822	$29,775	$50,111	$2,086,072	$44,031

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Global Bond Portfolio - Advisor	Voya Global Bond Portfolio - Service Class	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$346	$2,067	$718	$194,985	$516
Total assets	346	2,067	718	194,985	516
Net assets	$346	$2,067	$718	$194,985	$516

Net assets
Accumulation units	346	2,067	718	194,985	516
Total net assets	$346	$2,067	$718	$194,985	$516

Total number of mutual fund shares	43,025	252,737	80,184	21,666,378	62,198

Cost of mutual fund shares	$456	$2,714	$796	$233,954	$702

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class	Voya Solution 2045 Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$10,047	$262	$6,014	$68	$607
Total assets	10,047	262	6,014	68	607
Net assets	$10,047	$262	$6,014	$68	$607

Net assets
Accumulation units	10,047	262	6,014	68	607
Total net assets	$10,047	$262	$6,014	$68	$607

Total number of mutual fund shares	1,183,426	30,870	692,073	8,231	71,953

Cost of mutual fund shares	$13,055	$365	$7,780	$88	$775

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$7	$398	$8,987	$384,717	$1,706
Total assets	7	398	8,987	384,717	1,706
Net assets	$7	$398	$8,987	$384,717	$1,706

Net assets
Accumulation units	7	398	8,987	384,717	1,706
Total net assets	$7	$398	$8,987	$384,717	$1,706

Total number of mutual fund shares	742	42,875	947,051	37,756,689	157,657

Cost of mutual fund shares	$11	$486	$10,693	$441,872	$1,817

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Service Class
Assets
Investments in mutual funds
at fair value	$2,345	$1,091	$1,211	$818	$52,102
Total assets	2,345	1,091	1,211	818	52,102
Net assets	$2,345	$1,091	$1,211	$818	$52,102

Net assets
Accumulation units	2,345	1,091	1,211	818	52,102
Total net assets	$2,345	$1,091	$1,211	$818	$52,102

Total number of mutual fund shares	201,262	57,251	85,246	53,589	3,260,647

Cost of mutual fund shares	$2,505	$1,246	$1,510	$920	$48,864

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Global Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$1,893	$490	$296,588	$260,517	$645
Total assets	1,893	490	296,588	260,517	645
Net assets	$1,893	$490	$296,588	$260,517	$645

Net assets
Accumulation units	1,893	490	296,588	260,517	645
Total net assets	$1,893	$490	$296,588	$260,517	$645

Total number of mutual fund shares	47,280	11,978	7,309,178	6,544,410	46,083

Cost of mutual fund shares	$2,118	$525	$319,278	$282,835	$863

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	VY® Invesco Global Portfolio - Initial Class	VY® Invesco Global Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
Assets
Investments in mutual funds
at fair value	$2,127	$80,552	$1,491	$68,539	$700
Total assets	2,127	80,552	1,491	68,539	700
Net assets	$2,127	$80,552	$1,491	$68,539	$700

Net assets
Accumulation units	2,127	80,552	1,491	68,539	700
Total net assets	$2,127	$80,552	$1,491	$68,539	$700

Total number of mutual fund shares	139,928	5,665,067	102,742	4,584,819	104,205

Cost of mutual fund shares	$2,521	$104,298	$1,747	$79,538	$1,019

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S	Voya Strategic Allocation Moderate Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$5,624	$2,402	$1,987	$379	$631
Total assets	$5,624	$2,402	$1,987	$379	$631
Net assets	$5,624	$2,402	$1,987	$379	$631

Net assets
Accumulation units	$5,624	$2,402	$1,987	$379	$631
Total net assets	$5,624	$2,402	$1,987	$379	$631

Total number of mutual fund shares	$718,244	$49,356	$190,928	$32,006	$54,804

Cost of mutual fund shares	$7,516	$3,803	$2,351	$436	$735

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
	Voya Global High Dividend Low Volatility Portfolio - Class A	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$22	$357,093	$85,556	$46,722	$35,425
Total assets	22	357,093	85,556	46,722	35,425
Net assets	$22	$357,093	$85,556	$46,722	$35,425

Net assets
Accumulation units	22	357,093	85,556	46,722	35,425
Total net assets	$22	$357,093	$85,556	$46,722	$35,425

Total number of mutual fund shares	2,025	32,318,147	4,137,372	2,759,866	1,842,271

Cost of mutual fund shares	$20	$318,123	$103,109	$51,946	$36,662

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Voya International Index Portfolio - Class A	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class I
Assets
Investments in mutual funds
at fair value	$343,135	$96,057	$421,067	$13,443	$950
Total assets	343,135	96,057	421,067	13,443	950
Net assets	$343,135	$96,057	$421,067	$13,443	$950

Net assets
Accumulation units	343,135	96,057	421,067	13,443	950
Total net assets	$343,135	$96,057	$421,067	$13,443	$950

Total number of mutual fund shares	35,340,548	9,772,410	9,218,337	526,558	36,203

Cost of mutual fund shares	$336,527	$90,892	$399,104	$15,581	$1,139

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A
Assets
Investments in mutual funds
at fair value	$1,263,654	$5	$1,102,572	$847,848	$2,954
Total assets	1,263,654	5	1,102,572	847,848	2,954
Net assets	$1,263,654	$5	$1,102,572	$847,848	$2,954

Net assets
Accumulation units	1,263,654	5	1,102,572	847,848	2,954
Total net assets	$1,263,654	$5	$1,102,572	$847,848	$2,954

Total number of mutual fund shares	48,586,505	199	42,214,479	27,158,949	290,428

Cost of mutual fund shares	$1,417,233	$4	$1,066,219	$1,136,526	$3,586

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class A	Voya Small Company Portfolio - Class S
Assets
Investments in mutual funds
at fair value	$140,734	$2,099	$245,560	$346	$46,691
Total assets	140,734	2,099	245,560	346	46,691
Net assets	$140,734	$2,099	$245,560	$346	$46,691

Net assets
Accumulation units	140,734	2,099	245,560	346	46,691
Total net assets	$140,734	$2,099	$245,560	$346	$46,691

Total number of mutual fund shares	13,265,103	174,041	19,709,181	29,912	3,817,953

Cost of mutual fund shares	$164,512	$2,346	$264,872	$479	$61,971
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)

	Voya U.S. Bond Index Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class A	Voya SmallCap Opportunities Portfolio - Class S	Allspring VT Omega Growth Fund - Class 2	Allspring VT Index Asset Allocation Fund - Class 2
Assets
Investments in mutual funds
at fair value	$129,998	$1,049	$17,419	$261	$582
Total assets	129,998	1,049	17,419	261	582
Net assets	$129,998	$1,049	$17,419	$261	$582

Net assets
Accumulation units	129,998	1,049	17,419	261	582
Total net assets	$129,998	$1,049	$17,419	$261	$582

Total number of mutual fund shares	14,286,348	81,023	1,227,638	13,145	34,940

Cost of mutual fund shares	$152,608	$1,598	$25,022	$372	$592

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Assets and Liabilities
December 31, 2022
(Dollars in thousands)
Allspring VT Small Cap Growth Fund - Class 2
Assets
Investments in mutual funds
at fair value	$99
Total assets	99
Net assets	$99

Net assets
Accumulation units	99
Total net assets	$99

Total number of mutual fund shares	13,119

Cost of mutual fund shares	$140

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022

	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series® -- Washington Mutual Investors Fund - Class 4	American Funds Insurance Series® -- The Bond Fund of America - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4	American Funds Insurance Series Global Growth Fund - Class 4
Net investment income (loss)
Investment Income:
Dividends	$78	$84	$46	$51	$8
Expenses:
Mortality and expense risk charges	12	51	16	18	16
Total expenses	12	51	16	18	16
Net investment income (loss)	66	33	30	33	(8)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(7)	38	(125)	13	(4)
Capital gains distributions	38	1,127	23	—	236
Total realized gain (loss) on investments
and capital gains distributions	31	1,165	(102)	13	232
Net unrealized appreciation
(depreciation) of investments	(272)	(1,730)	(243)	(231)	(919)
Net realized and unrealized gain (loss)
on investments	(241)	(565)	(345)	(218)	(687)
Net increase (decrease) in net assets
resulting from operations	$(175)	$(532)	$(315)	$(185)	$(695)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III
Net investment income (loss)
Investment Income:
Dividends	$9	$22	$12	$65	$—
Expenses:
Mortality and expense risk charges	81	11	10	37	7,598
Total expenses	81	11	10	37	7,598
Net investment income (loss)	(72)	11	2	28	(7,598)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	61	(22)	(31)	(8)	(10,796)
Capital gains distributions	1,320	200	105	518	6,714
Total realized gain (loss) on investments
and capital gains distributions	1,381	178	74	510	(4,082)
Net unrealized appreciation
(depreciation) of investments	(4,877)	(563)	(426)	(772)	(79,201)
Net realized and unrealized gain (loss)
on investments	(3,496)	(385)	(352)	(262)	(83,283)
Net increase (decrease) in net assets
resulting from operations	$(3,568)	$(374)	$(350)	$(234)	$(90,881)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Small Cap Value Fund, Variable Series - Class 2	Columbia Small Company Growth Fund, Variable Series - Class 1
Net investment income (loss)
Investment Income:
Dividends	$101	$5	$—	$239	$—
Expenses:
Mortality and expense risk charges	17	3	32	908	1
Total expenses	17	3	32	908	1
Net investment income (loss)	84	2	(32)	(669)	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(60)	(8)	86	(608)	(3)
Capital gains distributions	—	—	837	18,784	22
Total realized gain (loss) on investments
and capital gains distributions	(60)	(8)	923	18,176	19
Net unrealized appreciation
(depreciation) of investments	(297)	(56)	(2,301)	(23,521)	(46)
Net realized and unrealized gain (loss)
on investments	(357)	(64)	(1,378)	(5,345)	(27)
Net increase (decrease) in net assets
resulting from operations	$(273)	$(62)	$(1,410)	$(6,014)	$(28)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Columbia VP Large Cap Growth Fund - Class 1	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B	Eaton Vance VT Floating-Rate Income Fund - Initial Class
Net investment income (loss)
Investment Income:
Dividends	$—	$5	$48	$6	$182
Expenses:
Mortality and expense risk charges	2	12	8	1	36
Total expenses	2	12	8	1	36
Net investment income (loss)	(2)	(7)	40	5	146

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	5	(5)	9	(2)	(92)
Capital gains distributions	—	156	1	—	—
Total realized gain (loss) on investments
and capital gains distributions	5	151	10	(2)	(92)
Net unrealized appreciation
(depreciation) of investments	(53)	(358)	(114)	(18)	(223)
Net realized and unrealized gain (loss)
on investments	(48)	(207)	(104)	(20)	(315)
Net increase (decrease) in net assets
resulting from operations	$(50)	$(214)	$(64)	$(15)	$(169)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Federated Hermes High Income Bond Fund II - Service Shares	Federated Hermes Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Net investment income (loss)
Investment Income:
Dividends	$39	$—	$105	$2	$21
Expenses:
Mortality and expense risk charges	4	2	24	4	11
Total expenses	4	2	24	4	11
Net investment income (loss)	35	(2)	81	(2)	10

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(59)	(33)	(32)	(50)	(4)
Capital gains distributions	—	33	3	96	66
Total realized gain (loss) on investments
and capital gains distributions	(59)	—	(29)	46	62
Net unrealized appreciation
(depreciation) of investments	(43)	(116)	(487)	(152)	(184)
Net realized and unrealized gain (loss)
on investments	(102)	(116)	(516)	(106)	(122)
Net increase (decrease) in net assets
resulting from operations	$(67)	$(118)	$(435)	$(108)	$(112)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2	Franklin Strategic Income VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2
Net investment income (loss)
Investment Income:
Dividends	$19	$1	$70	$29	$—
Expenses:
Mortality and expense risk charges	11	1	77	4	23
Total expenses	11	1	77	4	23
Net investment income (loss)	8	—	(7)	25	(23)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(18)	—	(111)	(14)	(159)
Capital gains distributions	191	14	1,327	—	—
Total realized gain (loss) on investments
and capital gains distributions	173	14	1,216	(14)	(159)
Net unrealized appreciation
(depreciation) of investments	(388)	(27)	(2,108)	(97)	(4)
Net realized and unrealized gain (loss)
on investments	(215)	(13)	(892)	(111)	(163)
Net increase (decrease) in net assets
resulting from operations	$(207)	$(13)	$(899)	$(86)	$(186)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Delaware VIP Real Estate Securities - Class II	Delaware Ivy VIP Asset Strategy - Class II	Delaware Ivy VIP Balanced - Class II	Delaware Ivy VIP Energy - Class II	Delaware Ivy VIP High Income - Class II
Net investment income (loss)
Investment Income:
Dividends	$2	$4	$6	$67	$76
Expenses:
Mortality and expense risk charges	2	2	8	24	8
Total expenses	2	2	8	24	8
Net investment income (loss)	—	2	(2)	43	68

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	3	4	7	350	(16)
Capital gains distributions	25	21	201	—	—
Total realized gain (loss) on investments
and capital gains distributions	28	25	208	350	(16)
Net unrealized appreciation
(depreciation) of investments	(86)	(80)	(408)	500	(202)
Net realized and unrealized gain (loss)
on investments	(58)	(55)	(200)	850	(218)
Net increase (decrease) in net assets
resulting from operations	$(58)	$(53)	$(202)	$893	$(150)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Delaware Ivy VIP International Core Equity - Class II	Delaware Ivy VIP Mid Cap Growth - Class II	Delaware Ivy VIP Science and Technology - Class II	Delaware Ivy VIP Small Cap Core - Class II	Delaware Ivy VIP Small Cap Growth - Class II
Net investment income (loss)
Investment Income:
Dividends	$1	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	1	2	6	2	6
Total expenses	1	2	6	2	6
Net investment income (loss)	—	(2)	(6)	(2)	(6)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	9	(8)	3	(81)
Capital gains distributions	5	72	109	44	168
Total realized gain (loss) on investments
and capital gains distributions	4	81	101	47	87
Net unrealized appreciation
(depreciation) of investments	(16)	(226)	(461)	(83)	(328)
Net realized and unrealized gain (loss)
on investments	(12)	(145)	(360)	(36)	(241)
Net increase (decrease) in net assets
resulting from operations	$(12)	$(147)	$(366)	$(38)	$(247)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II	ClearBridge Variable Mid Cap Portfolio - Class II
Net investment income (loss)
Investment Income:
Dividends	$32	$1	$13	$—	$—
Expenses:
Mortality and expense risk charges	30	17	4	2	2
Total expenses	30	17	4	2	2
Net investment income (loss)	2	(16)	9	(2)	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	185	(14)	(9)	(13)	(42)
Capital gains distributions	100	319	12	25	16
Total realized gain (loss) on investments
and capital gains distributions	285	305	3	12	(26)
Net unrealized appreciation
(depreciation) of investments	(1,104)	(644)	(123)	(82)	(82)
Net realized and unrealized gain (loss)
on investments	(819)	(339)	(120)	(70)	(108)
Net increase (decrease) in net assets
resulting from operations	$(817)	$(355)	$(111)	$(72)	$(110)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Income Portfolio - Service Class	MFS VIT Research Series Portfolio - Service Class	MFS VIT International Intrinsic Value Portfolio - Service Class	MFS VIT Value Series - Service Class
Net investment income (loss)
Investment Income:
Dividends	$—	$6	$1	$2	$10
Expenses:
Mortality and expense risk charges	—	2	3	4	6
Total expenses	—	2	3	4	6
Net investment income (loss)	—	4	(2)	(2)	4

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	(19)	1	1	20
Capital gains distributions	—	2	53	18	54
Total realized gain (loss) on investments
and capital gains distributions	(1)	(17)	54	19	74
Net unrealized appreciation
(depreciation) of investments	(1)	(32)	(134)	(143)	(149)
Net realized and unrealized gain (loss)
on investments	(2)	(49)	(80)	(124)	(75)
Net increase (decrease) in net assets
resulting from operations	$(2)	$(45)	$(82)	$(126)	$(71)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	MFS VIT III Global Real Estate Portfolio - Service Class	Invesco V.I. Main Street Fund - Series II	Invesco V.I. Main Street Small Cap Fund - Series II	Invesco V.I. Core Bond Fund - Series II	Invesco V.I. Core Plus Bond Fund - Series II
Net investment income (loss)
Investment Income:
Dividends	$6	$6	$3	$18	$3
Expenses:
Mortality and expense risk charges	6	6	13	2	4
Total expenses	6	6	13	2	4
Net investment income (loss)	—	—	(10)	16	(1)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	5	6	53	(165)	(3)
Capital gains distributions	33	199	149	—	—
Total realized gain (loss) on investments
and capital gains distributions	38	205	202	(165)	(3)
Net unrealized appreciation
(depreciation) of investments	(233)	(343)	(447)	67	(31)
Net realized and unrealized gain (loss)
on investments	(195)	(138)	(245)	(98)	(34)
Net increase (decrease) in net assets
resulting from operations	$(195)	$(138)	$(255)	$(82)	$(35)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Invesco V.I. Discovery Mid Cap Growth Fund - Series II	Invesco Oppenheimer V.I. International Growth Fund - Series II	PIMCO All Asset Portfolio - Admin. Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class
Net investment income (loss)
Investment Income:
Dividends	$—	—	$21	$36	$251
Expenses:
Mortality and expense risk charges	4	6	3	17	36
Total expenses	4	6	3	17	36
Net investment income (loss)	(4)	(6)	18	19	215

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(56)	(37)	(21)	(9)	(25)
Capital gains distributions	134	137	20	—	—
Total realized gain (loss) on investments
and capital gains distributions	78	100	(1)	(9)	(25)
Net unrealized appreciation
(depreciation) of investments	(257)	(402)	(60)	(162)	(690)
Net realized and unrealized gain (loss)
on investments	(179)	(302)	(61)	(171)	(715)
Net increase (decrease) in net assets
resulting from operations	$(183)	$(308)	$(43)	$(152)	$(500)
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	PIMCO Short-Term Portfolio - Administrative Class	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity	Putnam VT Income Fund - Class 1B
Net investment income (loss)
Investment Income:
Dividends	$72	$123	$15	$—	$46
Expenses:
Mortality and expense risk charges	29	41	21	24	7
Total expenses	29	41	21	24	7
Net investment income (loss)	43	82	(6)	(24)	39

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(16)	(190)	13	(29)	(21)
Capital gains distributions	8	—	44	—	—
Total realized gain (loss) on investments
and capital gains distributions	(8)	(190)	57	(29)	(21)
Net unrealized appreciation
(depreciation) of investments	(57)	(725)	(174)	625	(152)
Net realized and unrealized gain (loss)
on investments	(65)	(915)	(117)	596	(173)
Net increase (decrease) in net assets
resulting from operations	$(22)	$(833)	$(123)	$572	$(134)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B	Putnam VT Mortgage Securities Fund - Class 1B	Putnam VT Multi-Cap Core Fund - Class IB Shares	Putnam VT Small Cap Value Fund - Class 1B
Net investment income (loss)
Investment Income:
Dividends	$3	$—	$72	$5	$1
Expenses:
Mortality and expense risk charges	1	—	6	5	3
Total expenses	1	—	6	5	3
Net investment income (loss)	2	—	66	—	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(79)	—	(33)	(21)	4
Capital gains distributions	25	1	—	136	53
Total realized gain (loss) on investments
and capital gains distributions	(54)	1	(33)	115	57
Net unrealized appreciation
(depreciation) of investments	(3)	(2)	(120)	(212)	(112)
Net realized and unrealized gain (loss)
on investments	(57)	(1)	(153)	(97)	(55)
Net increase (decrease) in net assets
resulting from operations	$(55)	$(1)	$(87)	$(97)	$(57)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	T. Rowe Price Blue Chip Growth Portfolio - II	T. Rowe Price Health Sciences Portfolio - II	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S	Voya Intermediate Bond Portfolio - Class A
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$32	$31	$63
Expenses:
Mortality and expense risk charges	37	42	14	23	20
Total expenses	37	42	14	23	20
Net investment income (loss)	(37)	(42)	18	8	43

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(17)	113	44	(14)	(74)
Capital gains distributions	198	82	57	268	8
Total realized gain (loss) on investments
and capital gains distributions	181	195	101	254	(66)
Net unrealized appreciation
(depreciation) of investments	(2,628)	(1,025)	(127)	(728)	(482)
Net realized and unrealized gain (loss)
on investments	(2,447)	(830)	(26)	(474)	(548)
Net increase (decrease) in net assets
resulting from operations	$(2,484)	$(872)	$(8)	$(466)	$(505)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Intermediate Bond Portfolio - Class S	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class	Voya Global Perspectives® Portfolio - Class A
Net investment income (loss)
Investment Income:
Dividends	$40,119	$29	$4,644	$68	$2,053
Expenses:
Mortality and expense risk charges	26,858	13	3,612	59	1,195
Total expenses	26,858	13	3,612	59	1,195
Net investment income (loss)	13,261	16	1,032	9	858

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(31,236)	(24)	(7,916)	(135)	(1,173)
Capital gains distributions	4,474	125	16,725	272	5,726
Total realized gain (loss) on investments
and capital gains distributions	(26,762)	101	8,809	137	4,553
Net unrealized appreciation
(depreciation) of investments	(278,522)	(364)	(45,914)	(734)	(21,642)
Net realized and unrealized gain (loss)
on investments	(305,284)	(263)	(37,105)	(597)	(17,089)
Net increase (decrease) in net assets
resulting from operations	$(292,023)	$(247)	$(36,073)	$(588)	$(16,231)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Government Liquid Assets Portfolio - Class I	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class	Voya High Yield Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$1	$3,742	$142	$24	$9,081
Expenses:
Mortality and expense risk charges	3	4,753	136	4	2,977
Total expenses	3	4,753	136	4	2,977
Net investment income (loss)	(2)	(1,011)	6	20	6,104

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	—	—	(3)	(3,707)
Capital gains distributions	—	—	—	—	—
Total realized gain (loss) on investments
and capital gains distributions	—	—	—	(3)	(3,707)
Net unrealized appreciation
(depreciation) of investments	—	—	—	(88)	(29,550)
Net realized and unrealized gain (loss)
on investments	—	—	—	(91)	(33,257)
Net increase (decrease) in net assets
resulting from operations	$(2)	$(1,011)	$6	$(71)	$(27,153)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Limited Maturity Bond Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$—	$—	$190
Expenses:
Mortality and expense risk charges	20,811	1	16,531	206	194
Total expenses	20,811	1	16,531	206	194
Net investment income (loss)	(20,811)	(1)	(16,531)	(206)	(4)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(89,317)	(2)	(56,959)	(578)	(111)
Capital gains distributions	455,259	22	332,445	3,898	—
Total realized gain (loss) on investments
and capital gains distributions	365,942	20	275,486	3,320	(111)
Net unrealized appreciation
(depreciation) of investments	(843,667)	(46)	(656,724)	(7,717)	(719)
Net realized and unrealized gain (loss)
on investments	(477,725)	(26)	(381,238)	(4,397)	(830)
Net increase (decrease) in net assets
resulting from operations	$(498,536)	$(27)	$(397,769)	$(4,603)	$(834)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$5,529	$21,129	$17,018	$11,477	$2,151
Expenses:
Mortality and expense risk charges	4,465	33,845	22,460	11,866	3,621
Total expenses	4,465	33,845	22,460	11,866	3,621
Net investment income (loss)	1,064	(12,716)	(5,442)	(389)	(1,470)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(3,870)	2,235	(14,440)	(9,246)	1,382
Capital gains distributions	24,210	253,255	152,651	75,773	19,571
Total realized gain (loss) on investments
and capital gains distributions	20,340	255,490	138,211	66,527	20,953
Net unrealized appreciation
(depreciation) of investments	(66,795)	(658,467)	(402,665)	(199,402)	(67,254)
Net realized and unrealized gain (loss)
on investments	(46,455)	(402,977)	(264,454)	(132,875)	(46,301)
Net increase (decrease) in net assets
resulting from operations	$(45,391)	$(415,693)	$(269,896)	$(133,264)	$(47,771)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Adviser Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Service 2 Class
Net investment income (loss)
Investment Income:
Dividends	$73	$6,174	$4	$1,257	$18
Expenses:
Mortality and expense risk charges	14	2,578	1	702	12
Total expenses	14	2,578	1	702	12
Net investment income (loss)	59	3,596	3	555	6

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(39)	(388)	2	(47)	2
Capital gains distributions	—	—	8	2,154	32
Total realized gain (loss) on investments
and capital gains distributions	(39)	(388)	10	2,107	34
Net unrealized appreciation
(depreciation) of investments	(304)	(26,908)	(63)	(16,258)	(246)
Net realized and unrealized gain (loss)
on investments	(343)	(27,296)	(53)	(14,151)	(212)
Net increase (decrease) in net assets
resulting from operations	$(284)	$(23,700)	$(50)	$(13,596)	$(206)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® CBRE Real Estate Portfolio - Adviser Class	VY® CBRE Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service 2 Class	VY® Invesco Growth and Income Portfolio - Adviser Class	VY® Invesco Growth and Income Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$7	$1,374	$101	$9	$3,160
Expenses:
Mortality and expense risk charges	3	1,524	143	8	4,231
Total expenses	3	1,524	143	8	4,231
Net investment income (loss)	4	(150)	(42)	1	(1,071)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	1,697	79	21	1,007
Capital gains distributions	94	14,617	1,299	123	31,407
Total realized gain (loss) on investments
and capital gains distributions	94	16,314	1,378	144	32,414
Net unrealized appreciation
(depreciation) of investments	(274)	(46,708)	(4,067)	(217)	(50,891)
Net realized and unrealized gain (loss)
on investments	(180)	(30,394)	(2,689)	(73)	(18,477)
Net increase (decrease) in net assets
resulting from operations	$(176)	$(30,544)	$(2,731)	$(72)	$(19,548)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® Invesco Growth and Income Portfolio - Service 2 Class	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$223	$—	$—	$—	$—
Expenses:
Mortality and expense risk charges	386	10	3,189	114	10
Total expenses	386	10	3,189	114	10
Net investment income (loss)	(163)	(10)	(3,189)	(114)	(10)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	154	(71)	(8,167)	(271)	(20)
Capital gains distributions	2,627	296	50,553	1,778	223
Total realized gain (loss) on investments
and capital gains distributions	2,781	225	42,386	1,507	203
Net unrealized appreciation
(depreciation) of investments	(4,354)	(572)	(105,811)	(3,684)	(450)
Net realized and unrealized gain (loss)
on investments	(1,573)	(347)	(63,425)	(2,177)	(247)
Net increase (decrease) in net assets
resulting from operations	$(1,736)	$(357)	$(66,614)	$(2,291)	$(257)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$6	$1,197	$129	$482	$25,544
Expenses:
Mortality and expense risk charges	16	3,633	577	369	36,858
Total expenses	16	3,633	577	369	36,858
Net investment income (loss)	(10)	(2,436)	(448)	113	(11,314)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(14)	(474)	(118)	(236)	8,340
Capital gains distributions	190	17,422	2,671	6,319	258,500
Total realized gain (loss) on investments
and capital gains distributions	176	16,948	2,553	6,083	266,840
Net unrealized appreciation
(depreciation) of investments	(609)	(62,131)	(9,398)	(13,379)	(587,030)
Net realized and unrealized gain (loss)
on investments	(433)	(45,183)	(6,845)	(7,296)	(320,190)
Net increase (decrease) in net assets
resulting from operations	$(443)	$(47,619)	$(7,293)	$(7,183)	$(331,504)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	VY® T. Rowe Price International Stock Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Global Bond Portfolio - Adviser Class	Voya Global Bond Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$472	$2	$1,062	$9	$62
Expenses:
Mortality and expense risk charges	820	2	885	3	25
Total expenses	820	2	885	3	25
Net investment income (loss)	(348)	—	177	6	37

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	32	(85)	(14,775)	(17)	(87)
Capital gains distributions	5,531	50	11,790	—	—
Total realized gain (loss) on investments
and capital gains distributions	5,563	(35)	(2,985)	(17)	(87)
Net unrealized appreciation
(depreciation) of investments	(12,293)	(46)	(17,559)	(83)	(504)
Net realized and unrealized gain (loss)
on investments	(6,730)	(81)	(20,544)	(100)	(591)
Net increase (decrease) in net assets
resulting from operations	$(7,078)	$(81)	$(20,367)	$(94)	$(554)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class	Voya Solution 2025 Portfolio - Service Class	Voya Solution 2035 Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$23	$8,942	$26	$475	$11
Expenses:
Mortality and expense risk charges	6	3,722	7	118	3
Total expenses	6	3,722	7	118	3
Net investment income (loss)	17	5,220	19	357	8

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(9)	(6,639)	(93)	(212)	(1)
Capital gains distributions	—	—	99	1,637	45
Total realized gain (loss) on investments
and capital gains distributions	(9)	(6,639)	6	1,425	44
Net unrealized appreciation
(depreciation) of investments	(73)	(24,504)	(207)	(4,252)	(116)
Net realized and unrealized gain (loss)
on investments	(82)	(31,143)	(201)	(2,827)	(72)
Net increase (decrease) in net assets
resulting from operations	$(65)	$(25,923)	$(182)	$(2,470)	$(64)
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class	Voya Solution 2045 Portfolio - Service Class	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$270	$3	$27	$10	$24
Expenses:
Mortality and expense risk charges	69	1	8	1	4
Total expenses	69	1	8	1	4
Net investment income (loss)	201	2	19	9	20

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(69)	—	(1)	(135)	(54)
Capital gains distributions	1,035	13	115	46	66
Total realized gain (loss) on investments
and capital gains distributions	966	13	114	(89)	12
Net unrealized appreciation
(depreciation) of investments	(2,717)	(32)	(288)	24	(150)
Net realized and unrealized gain (loss)
on investments	(1,751)	(19)	(174)	(65)	(138)
Net increase (decrease) in net assets
resulting from operations	$(1,550)	$(17)	$(155)	$(56)	$(118)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class	VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$397	$14,680	$20	$28	$—
Expenses:
Mortality and expense risk charges	106	7,461	15	23	9
Total expenses	106	7,461	15	23	9
Net investment income (loss)	291	7,219	5	5	(9)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(67)	1,184	(4)	116	(22)
Capital gains distributions	1,006	59,090	360	406	159
Total realized gain (loss) on investments
and capital gains distributions	939	60,274	356	522	137
Net unrealized appreciation
(depreciation) of investments	(3,082)	(173,821)	(505)	(689)	(517)
Net realized and unrealized gain (loss)
on investments	(2,143)	(113,547)	(149)	(167)	(380)
Net increase (decrease) in net assets
resulting from operations	$(1,852)	$(106,328)	$(144)	$(162)	$(389)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® Columbia Contrarian Core Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class
Net investment income (loss)
Investment Income:
Dividends	$1	$—	$11	$25	$9
Expenses:
Mortality and expense risk charges	11	9	1,034	17	5
Total expenses	11	9	1,034	17	5
Net investment income (loss)	(10)	(9)	(1,023)	8	4

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(1)	2	1,699	1	15
Capital gains distributions	227	129	8,082	280	73
Total realized gain (loss) on investments
and capital gains distributions	226	131	9,781	281	88
Net unrealized appreciation
(depreciation) of investments	(512)	(271)	(19,157)	(468)	(165)
Net realized and unrealized gain (loss)
on investments	(286)	(140)	(9,376)	(187)	(77)
Net increase (decrease) in net assets
resulting from operations	$(296)	$(149)	$(10,399)	$(179)	$(73)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Global Portfolio - Adviser Class	VY® Invesco Global Portfolio - Initial Class	VY® Invesco Global Portfolio - Service Class
Net investment income (loss)
Investment Income:
Dividends	$4,576	$3,707	$—	$—	$—
Expenses:
Mortality and expense risk charges	5,616	4,797	6	29	1,622
Total expenses	5,616	4,797	6	29	1,622
Net investment income (loss)	(1,040)	(1,090)	(6)	(29)	(1,622)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	2,383	1,732	(33)	4	(1,373)
Capital gains distributions	45,856	40,287	127	362	14,985
Total realized gain (loss) on investments
and capital gains distributions	48,239	42,019	94	366	13,612
Net unrealized appreciation
(depreciation) of investments	(81,243)	(70,000)	(443)	(1,442)	(56,511)
Net realized and unrealized gain (loss)
on investments	(33,004)	(27,981)	(349)	(1,076)	(42,899)
Net increase (decrease) in net assets
resulting from operations	$(34,044)	$(29,071)	$(355)	$(1,105)	$(44,521)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
Net investment income (loss)
Investment Income:
Dividends	$11	$664	$—	$—	$—
Expenses:
Mortality and expense risk charges	15	1,295	9	67	22
Total expenses	15	1,295	9	67	22
Net investment income (loss)	(4)	(631)	(9)	(67)	(22)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	3	(236)	(27)	(146)	(142)
Capital gains distributions	265	11,889	224	1,598	628
Total realized gain (loss) on investments
and capital gains distributions	268	11,653	197	1,452	486
Net unrealized appreciation
(depreciation) of investments	(436)	(19,506)	(465)	(3,486)	(2,297)
Net realized and unrealized gain (loss)
on investments	(168)	(7,853)	(268)	(2,034)	(1,811)
Net increase (decrease) in net assets
resulting from operations	$(172)	$(8,484)	$(277)	$(2,101)	$(1,833)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S	Voya Strategic Allocation Moderate Portfolio - Class S	Voya Growth and Income Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio - Class A
Net investment income (loss)
Investment Income:
Dividends	$72	$12	$21	$—	$—
Expenses:
Mortality and expense risk charges	23	4	8	—	—
Total expenses	23	4	8	—	—
Net investment income (loss)	49	8	13	—	—

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(16)	—	(17)	—	—
Capital gains distributions	176	52	79	—	1
Total realized gain (loss) on investments
and capital gains distributions	160	52	62	—	1
Net unrealized appreciation
(depreciation) of investments	(651)	(159)	(252)	—	(3)
Net realized and unrealized gain (loss)
on investments	(491)	(107)	(190)	—	(2)
Net increase (decrease) in net assets
resulting from operations	$(442)	$(99)	$(177)	$—	$(2)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Index Plus LargeCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A
Net investment income (loss)
Investment Income:
Dividends	$9,331	$548	$314	$249	$11,078
Expenses:
Mortality and expense risk charges	6,555	1,611	867	682	6,441
Total expenses	6,555	1,611	867	682	6,441
Net investment income (loss)	2,776	(1,063)	(553)	(433)	4,637

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	7,638	(1,696)	(357)	292	2,077
Capital gains distributions	12,716	24,812	11,412	6,245	—
Total realized gain (loss) on investments
and capital gains distributions	20,354	23,116	11,055	6,537	2,077
Net unrealized appreciation
(depreciation) of investments	(52,744)	(46,670)	(20,461)	(13,401)	(81,340)
Net realized and unrealized gain (loss)
on investments	(32,390)	(23,554)	(9,406)	(6,864)	(79,263)
Net increase (decrease) in net assets
resulting from operations	$(29,614)	$(24,617)	$(9,959)	$(7,297)	$(74,626)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class I	Voya Russell™ Large Cap Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$439	$623	$37	$7	$8,309
Expenses:
Mortality and expense risk charges	929	9,052	153	14	25,791
Total expenses	929	9,052	153	14	25,791
Net investment income (loss)	(490)	(8,429)	(116)	(7)	(17,482)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(71)	25,966	(90)	(38)	(4,498)
Capital gains distributions	—	44,337	611	41	56,833
Total realized gain (loss) on investments
and capital gains distributions	(71)	70,303	521	3	52,335
Net unrealized appreciation
(depreciation) of investments	1,827	(270,363)	(4,293)	(245)	(415,573)
Net realized and unrealized gain (loss)
on investments	1,756	(200,060)	(3,772)	(242)	(363,238)
Net increase (decrease) in net assets
resulting from operations	$1,266	$(208,489)	$(3,888)	$(249)	$(380,720)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S
Net investment income (loss)
Investment income:
Dividends	$—	$14,070	$0	$18	$1,119
Expenses:
Mortality and expense risk charges	—	20,584	17,034	27	2,777
Total expenses	—	20,584	17,034	27	2,777
Net investment income (loss)	—	(6,514)	(17,034)	(9)	(1,658)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	—	7,363	(41,178)	(80)	(2,682)
Capital gains distributions	—	—	100,112	288	12,647
Total realized gain (loss) on investments
and capital gains distributions	—	7,363	58,934	208	9,965
Net unrealized appreciation
(depreciation) of investments	(1)	(97,625)	(417,794)	(959)	(43,942)
Net realized and unrealized gain (loss)
on investments	(1)	(90,262)	(358,860)	(751)	(33,977)
Net increase (decrease) in net assets
resulting from operations	$(1)	$(96,776)	$(375,894)	$(760)	$(35,635)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S	Voya Small Company Portfolio - Class A	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S
Net investment income (loss)
Investment Income:
Dividends	$7	$1,392	$—	$—	$2,814
Expenses:
Mortality and expense risk charges	18	4,979	4	895	2,463
Total expenses	18	4,979	4	895	2,463
Net investment income (loss)	(11)	(3,587)	(4)	(895)	351

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	19	1,199	(9)	(2,548)	(3,631)
Capital gains distributions	204	24,362	106	14,135	—
Total realized gain (loss) on investments
and capital gains distributions	223	25,561	97	11,587	(3,631)
Net unrealized appreciation
(depreciation) of investments	(817)	(99,132)	(175)	(21,962)	(20,683)
Net realized and unrealized gain (loss)
on investments	(594)	(73,571)	(78)	(10,375)	(24,314)
Net increase (decrease) in net assets
resulting from operations	$(605)	$(77,158)	$(82)	$(11,270)	$(23,963)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
 Statements of Operations
For the Year Ended December 31, 2022
	Voya SmallCap Opportunities Portfolio - Class A	Voya SmallCap Opportunities Portfolio - Class S	Allspring VT Omega Growth Fund - Class 2	Allspring VT Index Asset Allocation Fund - Class 2	Allspring VT Small Cap Growth Fund - Class 2
Net investment income (loss)
Investment Income:
Dividends	$—	$—	$—	$4	$—
Expenses:
Mortality and expense risk charges	10	341	6	12	2
Total expenses	10	341	6	12	2
Net investment income (loss)	(10)	(341)	(6)	(8)	(2)

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments	(85)	(1,014)	—	6	(1)
Capital gains distributions	285	4,373	70	73	19
Total realized gain (loss) on investments
and capital gains distributions	200	3,359	70	79	18
Net unrealized appreciation
(depreciation) of investments	(564)	(9,293)	(230)	(208)	(72)
Net realized and unrealized gain (loss)
on investments	(364)	(5,934)	(160)	(129)	(54)
Net increase (decrease) in net assets
resulting from operations	$(374)	$(6,275)	$(166)	$(137)	$(56)

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	American Funds Insurance Series® -- Washington Mutual Investors Fund - Class 4	American Funds Insurance Series® -- The Bond Fund of America - Class 4	American Funds Insurance Series Capital Income Builder Fund - Class 4
Net assets at January 1, 2021	$106	$4,902	$4,235	$1,930

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	13	6	34
Total realized gain (loss) on investments
and capital gains distributions	6	104	168	86
Net unrealized appreciation (depreciation)
of investments	(8)	1,097	(235)	171
Net increase (decrease) in net assets resulting from
operations	(1)	1,214	(61)	291
Changes from principal transactions:
Premiums	2	175	150	48
Death benefits	—	(49)	(18)	(10)
Surrenders and withdrawals	(2)	(423)	(68)	(98)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	936	(166)	(1,709)	(17)
Increase (decrease) in net assets derived from
principal transactions	936	(463)	(1,645)	(77)
Total increase (decrease) in net assets	935	751	(1,706)	214
Net assets at December 31, 2021	1,041	5,653	2,529	2,144

Increase (decrease) in net assets
Operations:
Net investment income (loss)	66	33	30	33
Total realized gain (loss) on investments
and capital gains distributions	31	1,165	(102)	13
Net unrealized appreciation (depreciation)
of investments	(272)	(1,730)	(243)	(231)
Net increase (decrease) in net assets resulting from
operations	(175)	(532)	(315)	(185)
Changes from principal transactions:
Premiums	3	17	3	(2)
Death benefits	—	(12)	(16)	(26)
Surrenders and withdrawals	(20)	(371)	(389)	(107)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	120	(23)	(276)	91
Increase (decrease) in net assets derived from
principal transactions	103	(389)	(678)	(44)
Total increase (decrease) in net assets	(72)	(921)	(993)	(229)
Net assets at December 31, 2022	$969	$4,732	$1,536	$1,915
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	American Funds Insurance Series Global Growth Fund - Class 4	American Funds Insurance Series Growth Fund - Class 4	American Funds Insurance Series International Fund - Class 4	American Funds Insurance Series New World Fund - Class 4
Net assets at January 1, 2021	$2,282	$10,343	$1,769	$1,398

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(16)	(96)	24	(5)
Total realized gain (loss) on investments
and capital gains distributions	230	2,069	23	111
Net unrealized appreciation (depreciation)
of investments	149	141	(86)	(53)
Net increase (decrease) in net assets resulting from
operations	363	2,114	(39)	53
Changes from principal transactions:
Premiums	3	168	138	45
Death benefits	—	(91)	(19)	—
Surrenders and withdrawals	(108)	(783)	(51)	(72)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	216	199	(68)	129
Increase (decrease) in net assets derived from
principal transactions	111	(507)	—	102
Total increase (decrease) in net assets	474	1,607	(39)	155
Net assets at December 31, 2021	2,756	11,950	1,730	1,553

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8)	(72)	11	2
Total realized gain (loss) on investments
and capital gains distributions	232	1,381	178	74
Net unrealized appreciation (depreciation)
of investments	(919)	(4,877)	(563)	(426)
Net increase (decrease) in net assets resulting from
operations	(695)	(3,568)	(374)	(350)
Changes from principal transactions:
Premiums	43	240	30	11
Death benefits	(4)	(84)	(8)	(1)
Surrenders and withdrawals	(368)	(580)	(23)	(103)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(105)	(221)	(38)	(150)
Increase (decrease) in net assets derived from
principal transactions	(434)	(645)	(39)	(243)
Total increase (decrease) in net assets	(1,129)	(4,213)	(413)	(593)
Net assets at December 31, 2022	$1,627	$7,737	$1,317	$960

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	BlackRock Equity Dividend V.I. Fund - Class III	BlackRock Global Allocation V.I. Fund - Class III	BlackRock High Yield V.I. Fund - Class III	BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
Net assets at January 1, 2021	$4,258	$573,393	$2,375	$215

Increase (decrease) in net assets
Operations:
Net investment income (loss)	23	(5,174)	84	3
Total realized gain (loss) on investments
and capital gains distributions	660	100,804	10	42
Net unrealized appreciation (depreciation)
of investments	132	(69,786)	9	(13)
Net increase (decrease) in net assets resulting from
operations	815	25,844	103	32
Changes from principal transactions:
Premiums	91	2,493	106	12
Death benefits	(13)	(13,420)	(21)	—
Surrenders and withdrawals	(393)	(54,615)	(78)	(2)
Contract charges	—	(4,864)	—	—
Cost of insurance and administrative charges	—	(53)	—	—
Transfers between Divisions
(including fixed account), net	291	7,938	60	188
Increase (decrease) in net assets derived from
principal transactions	(24)	(62,521)	67	198
Total increase (decrease) in net assets	791	(36,677)	170	230
Net assets at December 31, 2021	5,049	536,716	2,545	445

Increase (decrease) in net assets
Operations:
Net investment income (loss)	28	(7,598)	84	2
Total realized gain (loss) on investments
and capital gains distributions	510	(4,082)	(60)	(8)
Net unrealized appreciation (depreciation)
of investments	(772)	(79,201)	(297)	(56)
Net increase (decrease) in net assets resulting from
operations	(234)	(90,881)	(273)	(62)
Changes from principal transactions:
Premiums	(1)	1,710	2	1
Death benefits	—	(8,397)	(23)	—
Surrenders and withdrawals	(428)	(40,017)	(383)	(50)
Contract charges	—	(4,401)	—	—
Cost of insurance and administrative charges	—	(52)	—	—
Transfers between Divisions
(including fixed acccount), net	(3)	(5,957)	(272)	(72)
Increase (decrease) in net assets derived from
principal transactions	(432)	(57,114)	(676)	(121)
Total increase (decrease) in net assets	(666)	(147,995)	(949)	(183)
Net assets at December 31, 2022	$4,383	$388,721	$1,596	$262

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Columbia VP Seligman Global Technology Fund - Class 2	Columbia Small Cap Value Fund, Variable Series - Class 2	Columbia Small Company Growth Fund, Variable Series - Class 1	Columbia VP Large Cap Growth Fund - Class 1
Net assets at January 1, 2021	$3,195	$55,925	$83	$129

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(28)	(815)	(1)	(2)
Total realized gain (loss) on investments
and capital gains distributions	586	1,231	16	5
Net unrealized appreciation (depreciation)
of investments	698	13,887	(18)	32
Net increase (decrease) in net assets resulting from
operations	1,256	14,303	(3)	35
Changes from principal transactions:
Premiums	145	90	—	—
Death benefits	(40)	(1,478)	—	—
Surrenders and withdrawals	(147)	(8,508)	(3)	(4)
Contract charges	—	(395)	—	—
Cost of insurance and administrative charges	—	(11)	—	—
Transfers between Divisions
(including fixed account), net	205	(1,470)	—	(1)
Increase (decrease) in net assets derived from
principal transactions	163	(11,772)	(3)	(5)
Total increase (decrease) in net assets	1,419	2,531	(6)	30
Net assets at December 31, 2021	4,614	58,456	77	159

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(32)	(669)	(1)	(2)
Total realized gain (loss) on investments
and capital gains distributions	923	18,176	19	5
Net unrealized appreciation (depreciation)
of investments	(2,301)	(23,521)	(46)	(53)
Net increase (decrease) in net assets resulting from
operations	(1,410)	(6,014)	(28)	(50)
Changes from principal transactions:
Premiums	45	23	—	—
Death benefits	(19)	(1,385)	—	(4)
Surrenders and withdrawals	(410)	(4,888)	(3)	(5)
Contract charges	—	(358)	—	—
Cost of insurance and administrative charges	—	(10)	—	—
Transfers between Divisions
(including fixed acccount), net	(127)	(765)	—	(1)
Increase (decrease) in net assets derived from
principal transactions	(511)	(7,383)	(3)	(10)
Total increase (decrease) in net assets	(1,921)	(13,397)	(31)	(60)
Net assets at December 31, 2022	$2,693	$45,059	$46	$99

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	DWS Core Equity VIP - Class B	DWS Alternative Asset Allocation VIP - Class B	DWS High Income VIP - Class B	Eaton Vance VT Floating-Rate Income Fund - Initial Class
Net assets at January 1, 2021	$1,326	$768	$128	$3,601

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8)	4	4	74
Total realized gain (loss) on investments
and capital gains distributions	29	6	—	(10)
Net unrealized appreciation (depreciation)
of investments	242	71	(1)	35
Net increase (decrease) in net assets resulting from
operations	263	81	3	99
Changes from principal transactions:
Premiums	(2)	—	11	87
Death benefits	—	—	—	(25)
Surrenders and withdrawals	(60)	(72)	(4)	(49)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(220)	1	—	25
Increase (decrease) in net assets derived from
principal transactions	(282)	(71)	7	38
Total increase (decrease) in net assets	(19)	10	10	137
Net assets at December 31, 2021	1,307	778	138	3,738

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	40	5	146
Total realized gain (loss) on investments
and capital gains distributions	151	10	(2)	(92)
Net unrealized appreciation (depreciation)
of investments	(358)	(114)	(18)	(223)
Net increase (decrease) in net assets resulting from
operations	(214)	(64)	(15)	(169)
Changes from principal transactions:
Premiums	5	—	(1)	237
Death benefits	(8)	—	—	(10)
Surrenders and withdrawals	(78)	(87)	(1)	(548)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(53)	—	(6)	410
Increase (decrease) in net assets derived from
principal transactions	(134)	(87)	(8)	89
Total increase (decrease) in net assets	(348)	(151)	(23)	(80)
Net assets at December 31, 2022	$959	$627	$115	$3,658

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Federated Hermes High Income Bond Fund II - Service Shares	Federated Hermes Kaufmann Fund II - Service Shares	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
Net assets at January 1, 2021	$343	$518	$3,646	$208

Increase (decrease) in net assets
Operations:
Net investment income (loss)	28	(5)	57	(2)
Total realized gain (loss) on investments
and capital gains distributions	(4)	82	60	13
Net unrealized appreciation (depreciation)
of investments	(3)	(73)	(20)	36
Net increase (decrease) in net assets resulting from
operations	21	4	97	47
Changes from principal transactions:
Premiums	11	34	199	75
Death benefits	—	—	(10)	(31)
Surrenders and withdrawals	(34)	(31)	(217)	(7)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	478	(21)	(132)	172
Increase (decrease) in net assets derived from
principal transactions	455	(18)	(160)	209
Total increase (decrease) in net assets	476	(14)	(63)	256
Net assets at December 31, 2021	819	504	3,583	464

Increase (decrease) in net assets
Operations:
Net investment income (loss)	35	(2)	81	(2)
Total realized gain (loss) on investments
and capital gains distributions	(59)	—	(29)	46
Net unrealized appreciation (depreciation)
of investments	(43)	(116)	(487)	(152)
Net increase (decrease) in net assets resulting from
operations	(67)	(118)	(435)	(108)
Changes from principal transactions:
Premiums	11	6	9	46
Death benefits	—	(4)	—	(40)
Surrenders and withdrawals	(79)	(108)	(137)	(192)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(464)	(84)	(102)	166
Increase (decrease) in net assets derived from
principal transactions	(532)	(190)	(230)	(20)
Total increase (decrease) in net assets	(599)	(308)	(665)	(128)
Net assets at December 31, 2022	$220	$196	$2,918	$336

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	Franklin Small Cap Value VIP Fund - Class 2
Net assets at January 1, 2021	$894	$1,158	$73	$7,685

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	—	—	(6)
Total realized gain (loss) on investments
and capital gains distributions	3	9	13	(15)
Net unrealized appreciation (depreciation)
of investments	20	113	(3)	1,822
Net increase (decrease) in net assets resulting from
operations	22	122	10	1,801
Changes from principal transactions:
Premiums	125	60	—	8
Death benefits	—	—	—	(200)
Surrenders and withdrawals	—	(69)	(8)	(509)
Contract charges	—	—	—	(39)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	—	(12)	1	(394)
Increase (decrease) in net assets derived from
principal transactions	125	(21)	(7)	(1,134)
Total increase (decrease) in net assets	147	101	3	667
Net assets at December 31, 2021	1,041	1,259	76	8,352

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10	8	—	(7)
Total realized gain (loss) on investments
and capital gains distributions	62	173	14	1,216
Net unrealized appreciation (depreciation)
of investments	(184)	(388)	(27)	(2,108)
Net increase (decrease) in net assets resulting from
operations	(112)	(207)	(13)	(899)
Changes from principal transactions:
Premiums	—	32	—	—
Death benefits	—	—	—	(67)
Surrenders and withdrawals	(25)	(107)	—	(638)
Contract charges	—	—	—	(37)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	1	121	—	(125)
Increase (decrease) in net assets derived from
principal transactions	(24)	46	—	(867)
Total increase (decrease) in net assets	(136)	(161)	(13)	(1,766)
Net assets at December 31, 2022	$905	$1,098	$63	$6,586

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Franklin Strategic Income VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 2	Delaware VIP Real Estate Securities - Class II	Delaware Ivy VIP Asset Strategy - Class II
Net assets at January 1, 2021	$843	$3,578	$188	$378

Increase (decrease) in net assets
Operations:
Net investment income (loss)	22	(26)	—	4
Total realized gain (loss) on investments
and capital gains distributions	(2)	(148)	7	51
Net unrealized appreciation (depreciation)
of investments	(8)	(19)	67	(18)
Net increase (decrease) in net assets resulting from
operations	12	(193)	74	37
Changes from principal transactions:
Premiums	21	301	(8)	5
Death benefits	—	(18)	(12)	(8)
Surrenders and withdrawals	(55)	(242)	(9)	(37)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(12)	(277)	32	(1)
Increase (decrease) in net assets derived from
principal transactions	(46)	(236)	3	(41)
Total increase (decrease) in net assets	(34)	(429)	77	(4)
Net assets at December 31, 2021	809	3,149	265	374

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25	(23)	—	2
Total realized gain (loss) on investments
and capital gains distributions	(14)	(159)	28	25
Net unrealized appreciation (depreciation)
of investments	(97)	(4)	(86)	(80)
Net increase (decrease) in net assets resulting from
operations	(86)	(186)	(58)	(53)
Changes from principal transactions:
Premiums	(5)	12	5	2
Death benefits	(23)	—	—	—
Surrenders and withdrawals	(59)	(434)	(79)	(67)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(19)	(66)	(30)	2
Increase (decrease) in net assets derived from
principal transactions	(106)	(488)	(104)	(63)
Total increase (decrease) in net assets	(192)	(674)	(162)	(116)
Net assets at December 31, 2022	$617	$2,475	$103	$258
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Delaware Ivy VIP Balanced - Class II	Delaware Ivy VIP Energy - Class II	Delaware Ivy VIP High Income - Class II	Delaware Ivy VIP International Core Equity - Class II
Net assets at January 1, 2021	$1,080	$1,223	$1,244	$10

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	8	65	—
Total realized gain (loss) on investments
and capital gains distributions	77	582	(2)	1
Net unrealized appreciation (depreciation)
of investments	82	151	3	—
Net increase (decrease) in net assets resulting from
operations	158	741	66	1
Changes from principal transactions:
Premiums	7	336	69	1
Death benefits	—	—	—	—
Surrenders and withdrawals	(25)	(533)	(45)	—
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(14)	701	(22)	56
Increase (decrease) in net assets derived from
principal transactions	(32)	504	2	57
Total increase (decrease) in net assets	126	1,245	68	58
Net assets at December 31, 2021	1,206	2,468	1,312	68

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	43	68	—
Total realized gain (loss) on investments
and capital gains distributions	208	350	(16)	4
Net unrealized appreciation (depreciation)
of investments	(408)	500	(202)	(16)
Net increase (decrease) in net assets resulting from
operations	(202)	893	(150)	(12)
Changes from principal transactions:
Premiums	70	3	(5)	1
Death benefits	(17)	(2)	(3)	—
Surrenders and withdrawals	(34)	(1,022)	(29)	(2)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(546)	(55)	(42)	7
Increase (decrease) in net assets derived from
principal transactions	(527)	(1,076)	(79)	6
Total increase (decrease) in net assets	(729)	(183)	(229)	(6)
Net assets at December 31, 2022	$477	$2,285	$1,083	$62

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Delaware Ivy VIP Mid Cap Growth - Class II	Delaware Ivy VIP Science and Technology - Class II	Delaware Ivy VIP Small Cap Core - Class II	Delaware Ivy VIP Small Cap Growth - Class II
Net assets at January 1, 2021	$501	$1,110	$212	$1,105

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	(8)	(3)	1
Total realized gain (loss) on investments
and capital gains distributions	93	378	1	154
Net unrealized appreciation (depreciation)
of investments	(18)	(219)	46	(117)
Net increase (decrease) in net assets resulting from
operations	72	151	44	38
Changes from principal transactions:
Premiums	(1)	5	(7)	44
Death benefits	—	(13)	—	(37)
Surrenders and withdrawals	(17)	(42)	(10)	(39)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(56)	(49)	30	(117)
Increase (decrease) in net assets derived from
principal transactions	(74)	(99)	13	(149)
Total increase (decrease) in net assets	(2)	52	57	(111)
Net assets at December 31, 2021	499	1,162	269	994

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(6)	(2)	(6)
Total realized gain (loss) on investments
and capital gains distributions	81	101	47	87
Net unrealized appreciation (depreciation)
of investments	(226)	(461)	(83)	(328)
Net increase (decrease) in net assets resulting from
operations	(147)	(366)	(38)	(247)
Changes from principal transactions:
Premiums	5	15	—	27
Death benefits	(22)	(19)	—	(13)
Surrenders and withdrawals	(31)	(34)	(84)	(241)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(2)	—	18	(22)
Increase (decrease) in net assets derived from
principal transactions	(50)	(38)	(66)	(249)
Total increase (decrease) in net assets	(197)	(404)	(104)	(496)
Net assets at December 31, 2022	$302	$758	$165	$498

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	ClearBridge Var Aggressive Growth Portfolio II
Net assets at January 1, 2021	$4,870	$2,011	$925	$105

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	(14)	13	(2)
Total realized gain (loss) on investments
and capital gains distributions	279	249	24	88
Net unrealized appreciation (depreciation)
of investments	395	58	(54)	(69)
Net increase (decrease) in net assets resulting from
operations	675	293	(17)	17
Changes from principal transactions:
Premiums	40	53	47	1
Death benefits	(29)	—	—	—
Surrenders and withdrawals	(66)	(70)	(136)	(5)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(729)	(141)	(21)	146
Increase (decrease) in net assets derived from
principal transactions	(784)	(158)	(110)	142
Total increase (decrease) in net assets	(109)	135	(127)	159
Net assets at December 31, 2021	4,761	2,146	798	264

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2	(16)	9	(2)
Total realized gain (loss) on investments
and capital gains distributions	285	305	3	12
Net unrealized appreciation (depreciation)
of investments	(1,104)	(644)	(123)	(82)
Net increase (decrease) in net assets resulting from
operations	(817)	(355)	(111)	(72)
Changes from principal transactions:
Premiums	85	17	(5)	12
Death benefits	(186)	—	—	—
Surrenders and withdrawals	(174)	(186)	(63)	(2)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(712)	(36)	(21)	(15)
Increase (decrease) in net assets derived from
principal transactions	(987)	(205)	(89)	(5)
Total increase (decrease) in net assets	(1,804)	(560)	(200)	(77)
Net assets at December 31, 2022	$2,957	$1,586	$598	$187

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	ClearBridge Variable Mid Cap Portfolio - Class II	Western Asset Core Plus VIT Portfolio - Class I	MFS VIT II Income Portfolio - Service Class	MFS VIT Research Series Portfolio - Service Class
Net assets at January 1, 2021	$135	$18	$534	$381

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	—	8	(3)
Total realized gain (loss) on investments
and capital gains distributions	42	—	21	33
Net unrealized appreciation (depreciation)
of investments	11	(1)	(33)	59
Net increase (decrease) in net assets resulting from
operations	51	(1)	(4)	89
Changes from principal transactions:
Premiums	16	—	6	16
Death benefits	(18)	—	(47)	—
Surrenders and withdrawals	(2)	(2)	—	(22)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	194	1	(87)	(9)
Increase (decrease) in net assets derived from
principal transactions	190	(1)	(128)	(15)
Total increase (decrease) in net assets	241	(2)	(132)	74
Net assets at December 31, 2021	376	16	402	455

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	—	4	(2)
Total realized gain (loss) on investments
and capital gains distributions	(26)	(1)	(17)	54
Net unrealized appreciation (depreciation)
of investments	(82)	(1)	(32)	(134)
Net increase (decrease) in net assets resulting from
operations	(110)	(2)	(45)	(82)
Changes from principal transactions:
Premiums	7	—	10	18
Death benefits	(12)	—	(2)	—
Surrenders and withdrawals	(174)	(9)	(20)	(8)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	70	—	(151)	(1)
Increase (decrease) in net assets derived from
principal transactions	(109)	(9)	(163)	9
Total increase (decrease) in net assets	(219)	(11)	(208)	(73)
Net assets at December 31, 2022	$157	$5	$194	$382

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	MFS VIT International Intrinsic Value Portfolio - Service Class	MFS VIT Value Series - Service Class	MFS VIT III Global Real Estate Portfolio - Service Class	Invesco V.I. Main Street Fund - Series II
Net assets at January 1, 2021	$497	$700	$623	$604

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	2	—	(5)
Total realized gain (loss) on investments
and capital gains distributions	25	33	16	42
Net unrealized appreciation (depreciation)
of investments	25	126	146	115
Net increase (decrease) in net assets resulting from
operations	46	161	162	152
Changes from principal transactions:
Premiums	2	(10)	22	18
Death benefits	(5)	(43)	(11)	—
Surrenders and withdrawals	(33)	(26)	(48)	(51)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	4	54	(22)	1
Increase (decrease) in net assets derived from
principal transactions	(32)	(25)	(59)	(32)
Total increase (decrease) in net assets	14	136	103	120
Net assets at December 31, 2021	511	836	726	724

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	4	—	—
Total realized gain (loss) on investments
and capital gains distributions	19	74	38	205
Net unrealized appreciation (depreciation)
of investments	(143)	(149)	(233)	(343)
Net increase (decrease) in net assets resulting from
operations	(126)	(71)	(195)	(138)
Changes from principal transactions:
Premiums	6	(3)	2	19
Death benefits	—	—	—	(16)
Surrenders and withdrawals	(7)	(219)	(52)	(114)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	9	143	(2)	9
Increase (decrease) in net assets derived from
principal transactions	8	(79)	(52)	(102)
Total increase (decrease) in net assets	(118)	(150)	(247)	(240)
Net assets at December 31, 2022	$393	$686	$479	$484

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Invesco V.I. Main Street Small Cap Fund - Series II	Invesco V.I. Core Bond Fund - Series II	Invesco V.I. Core Plus Bond Fund - Series II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Net assets at January 1, 2021	$1,520	$1,400	$—	$433

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(13)	12	—	(5)
Total realized gain (loss) on investments
and capital gains distributions	175	41	—	72
Net unrealized appreciation (depreciation)
of investments	148	(90)	—	14
Net increase (decrease) in net assets resulting from
operations	310	(37)	—	81
Changes from principal transactions:
Premiums	4	13	—	(21)
Death benefits	(14)	—		—
Surrenders and withdrawals	(127)	(47)	—	(9)
Contract charges	(8)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(164)	(282)	—	74
Increase (decrease) in net assets derived from
principal transactions	(309)	(316)	—	44
Total increase (decrease) in net assets	1	(353)	—	125
Net assets at December 31, 2021	1,521	1,047	—	558

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(10)	16	(1)	(4)
Total realized gain (loss) on investments
and capital gains distributions	202	(165)	(3)	78
Net unrealized appreciation (depreciation)
of investments	(447)	67	(31)	(257)
Net increase (decrease) in net assets resulting from
operations	(255)	(82)	(35)	(183)
Changes from principal transactions:
Premiums	4	—	1	27
Death benefits	(38)	—	—	—
Surrenders and withdrawals	(153)	(35)	(74)	(156)
Contract charges	(8)	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	45	(930)	635	74
Increase (decrease) in net assets derived from
principal transactions	(150)	(965)	562	(55)
Total increase (decrease) in net assets	(405)	(1,047)	527	(238)
Net assets at December 31, 2022	$1,116	$—	$527	$320

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Invesco Oppenheimer V.I. International Growth Fund - Series II	PIMCO All Asset Portfolio - Administrative Class	PIMCO Low Duration Portfolio - Administrative Class	PIMCO Real Return Portfolio - Administrative Class
Net assets at January 1, 2021	$1,231	$70	$2,516	$3,871

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	26	(7)	152
Total realized gain (loss) on investments
and capital gains distributions	151	—	3	34
Net unrealized appreciation (depreciation)
of investments	(30)	1	(37)	(16)
Net increase (decrease) in net assets resulting from
operations	112	27	(41)	170
Changes from principal transactions:
Premiums	31	2	39	3
Death benefits	—	—	—	(29)
Surrenders and withdrawals	(65)	—	(197)	(416)
Contract charges	—	—	—	(15)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(98)	194	41	333
Increase (decrease) in net assets derived from
principal transactions	(132)	196	(117)	(124)
Total increase (decrease) in net assets	(20)	223	(158)	46
Net assets at December 31, 2021	1,211	293	2,358	3,917

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	18	19	215
Total realized gain (loss) on investments
and capital gains distributions	100	(1)	(9)	(25)
Net unrealized appreciation (depreciation)
of investments	(402)	(60)	(162)	(690)
Net increase (decrease) in net assets resulting from
operations	(308)	(43)	(152)	(500)
Changes from principal transactions:
Premiums	44	2	2	—
Death benefits	(11)	—	—	(46)
Surrenders and withdrawals	(141)	—	(75)	(265)
Contract charges	—	—	—	(15)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(145)	38	(37)	103
Increase (decrease) in net assets derived from
principal transactions	(253)	40	(110)	(223)
Total increase (decrease) in net assets	(561)	(3)	(262)	(723)
Net assets at December 31, 2022	$650	$290	$2,096	$3,194
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	PIMCO Short-Term Portfolio - Administrative Class	PIMCO Total Return Portfolio - Administrative Class	ProFund VP Europe 30	ProFund VP Rising Rates Opportunity
Net assets at January 1, 2021	$1,879	$5,804	$1,405	$1,238

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	53	(13)	(23)
Total realized gain (loss) on investments
and capital gains distributions	—	245	66	(301)
Net unrealized appreciation (depreciation)
of investments	(22)	(420)	248	324
Net increase (decrease) in net assets resulting from
operations	(17)	(122)	301	—
Changes from principal transactions:
Premiums	125	406	—	5
Death benefits	—	(62)	(43)	(28)
Surrenders and withdrawals	(86)	(372)	(233)	(103)
Contract charges	—	—	(9)	(7)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	113	88	(45)	97
Increase (decrease) in net assets derived from
principal transactions	152	60	(330)	(36)
Total increase (decrease) in net assets	135	(62)	(29)	(36)
Net assets at December 31, 2021	2,014	5,742	1,376	1,202

Increase (decrease) in net assets
Operations:
Net investment income (loss)	43	82	(6)	(24)
Total realized gain (loss) on investments
and capital gains distributions	(8)	(190)	57	(29)
Net unrealized appreciation (depreciation)
of investments	(57)	(725)	(174)	625
Net increase (decrease) in net assets resulting from
operations	(22)	(833)	(123)	572
Changes from principal transactions:
Premiums	20	135	—	—
Death benefits	—	(2)	(32)	(62)
Surrenders and withdrawals	(361)	(733)	(98)	(58)
Contract charges	—	—	(8)	(9)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	2,863	(312)	7	(374)
Increase (decrease) in net assets derived from
principal transactions	2,522	(912)	(131)	(503)
Total increase (decrease) in net assets	2,500	(1,745)	(254)	69
Net assets at December 31, 2022	$4,514	$3,997	$1,122	$1,271

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Putnam VT Income Fund - Class 1B	Putnam VT International Equity Fund - Class 1B	Putnam VT International Value Fund - Class 1B	Putnam VT Mortgage Securities Fund - Class 1B
Net assets at January 1, 2021	$1,130	$19	$10	$961

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	—	—	(7)
Total realized gain (loss) on investments
and capital gains distributions	46	3	—	(7)
Net unrealized appreciation (depreciation)
of investments	(111)	(5)	—	(24)
Net increase (decrease) in net assets resulting from
operations	(60)	(2)	—	(38)
Changes from principal transactions:
Premiums	110	2	—	43
Death benefits	(18)	(17)	—	—
Surrenders and withdrawals	(89)	(1)	—	(116)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(96)	162	13	(18)
Increase (decrease) in net assets derived from
principal transactions	(93)	146	13	(91)
Total increase (decrease) in net assets	(153)	144	13	(129)
Net assets at December 31, 2021	977	163	23	832

Increase (decrease) in net assets
Operations:
Net investment income (loss)	39	2	—	66
Total realized gain (loss) on investments
and capital gains distributions	(21)	(54)	1	(33)
Net unrealized appreciation (depreciation)
of investments	(152)	(3)	(2)	(120)
Net increase (decrease) in net assets resulting from
operations	(134)	(55)	(1)	(87)
Changes from principal transactions:
Premiums	4	—	—	51
Death benefits	—	—	—	—
Surrenders and withdrawals	(92)	(167)	(2)	(59)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(1)	81	(3)	(73)
Increase (decrease) in net assets derived from
principal transactions	(89)	(86)	(5)	(81)
Total increase (decrease) in net assets	(223)	(141)	(6)	(168)
Net assets at December 31, 2022	$754	$22	$17	$664

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Putnam VT Multi-Cap Core Fund - Class IB Shares	Putnam VT Small Cap Value Fund - Class 1B	T. Rowe Price Blue Chip Growth Portfolio - II	T. Rowe Price Health Sciences Portfolio - II
Net assets at January 1, 2021	$216	$310	$6,399	$6,207

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1)	—	(53)	(55)
Total realized gain (loss) on investments
and capital gains distributions	41	—	1,267	699
Net unrealized appreciation (depreciation)
of investments	72	116	(209)	85
Net increase (decrease) in net assets resulting from
operations	112	116	1,005	729
Changes from principal transactions:
Premiums	(3)	4	15	201
Death benefits	—	(14)	(38)	(27)
Surrenders and withdrawals	(3)	(30)	(446)	(370)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	278	39	(432)	(229)
Increase (decrease) in net assets derived from
principal transactions	272	(1)	(901)	(425)
Total increase (decrease) in net assets	384	115	104	304
Net assets at December 31, 2021	600	425	6,503	6,511

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(2)	(37)	(42)
Total realized gain (loss) on investments
and capital gains distributions	115	57	181	195
Net unrealized appreciation (depreciation)
of investments	(212)	(112)	(2,628)	(1,025)
Net increase (decrease) in net assets resulting from
operations	(97)	(57)	(2,484)	(872)
Changes from principal transactions:
Premiums	—	13	114	38
Death benefits	—	(1)	(10)	(92)
Surrenders and withdrawals	(38)	(25)	(421)	(642)
Contract charges	—	—	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(17)	22	(164)	(106)
Increase (decrease) in net assets derived from
principal transactions	(55)	9	(481)	(802)
Total increase (decrease) in net assets	(152)	(48)	(2,965)	(1,674)
Net assets at December 31, 2022	$448	$377	$3,538	$4,837

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	MFS VIT Utilities Series Portfolio - Service Class	Voya Balanced Portfolio - Class S	Voya Intermediate Bond Portfolio - Class A	Voya Intermediate Bond Portfolio - Class S
Net assets at January 1, 2021	$1,461	$2,628	$4,069	$2,025,972

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	10	66	20,758
Total realized gain (loss) on investments
and capital gains distributions	94	145	6	3,036
Net unrealized appreciation (depreciation)
of investments	73	210	(158)	(78,009)
Net increase (decrease) in net assets resulting from
operations	176	365	(86)	(54,215)
Changes from principal transactions:
Premiums	9	3	131	6,835
Death benefits	—	—	—	(43,998)
Surrenders and withdrawals	(125)	(289)	(167)	(194,443)
Contract charges	—	(4)	—	(14,198)
Cost of insurance and administrative charges	—	—	—	(208)
Transfers between Divisions
(including fixed account), net	(26)	19	(485)	135,936
Increase (decrease) in net assets derived from
principal transactions	(142)	(271)	(521)	(110,076)
Total increase (decrease) in net assets	34	94	(607)	(164,291)
Net assets at December 31, 2021	1,495	2,722	3,462	1,861,681

Increase (decrease) in net assets
Operations:
Net investment income (loss)	18	8	43	13,261
Total realized gain (loss) on investments
and capital gains distributions	101	254	(66)	(26,762)
Net unrealized appreciation (depreciation)
of investments	(127)	(728)	(482)	(278,522)
Net increase (decrease) in net assets resulting from
operations	(8)	(466)	(505)	(292,023)
Changes from principal transactions:
Premiums	(3)	3	5	6,547
Death benefits	(4)	(168)	(5)	(37,889)
Surrenders and withdrawals	(222)	(153)	(154)	(138,458)
Contract charges	—	(4)	—	(14,019)
Cost of insurance and administrative charges	—	—	—	(204)
Transfers between Divisions
(including fixed acccount), net	220	(63)	(301)	27,248
Increase (decrease) in net assets derived from
principal transactions	(9)	(385)	(455)	(156,775)
Total increase (decrease) in net assets	(17)	(851)	(960)	(448,798)
Net assets at December 31, 2022	$1,478	$1,871	$2,502	$1,412,883

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Balanced Income Portfolio - Adviser Class	Voya Balanced Income Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class	Voya Global Perspectives® Portfolio - Class A
Net assets at January 1, 2021	$1,650	$251,340	$5,188	$96,451

Increase (decrease) in net assets
Operations:
Net investment income (loss)	20	1,474	13	1,473
Total realized gain (loss) on investments
and capital gains distributions	(15)	(1,053)	(95)	4,361
Net unrealized appreciation (depreciation)
of investments	117	16,793	389	(2,178)
Net increase (decrease) in net assets resulting from
operations	122	17,214	307	3,656
Changes from principal transactions:
Premiums	53	3,028	3	446
Death benefits	(57)	(8,812)	(325)	(1,707)
Surrenders and withdrawals	(80)	(22,122)	(1,062)	(9,513)
Contract charges	—	(1,588)	(39)	(832)
Cost of insurance and administrative charges	—	(32)	—	(10)
Transfers between Divisions
(including fixed account), net	(9)	2,348	35	(344)
Increase (decrease) in net assets derived from
principal transactions	(93)	(27,178)	(1,388)	(11,960)
Total increase (decrease) in net assets	29	(9,964)	(1,081)	(8,304)
Net assets at December 31, 2021	1,679	241,376	4,107	88,147

Increase (decrease) in net assets
Operations:
Net investment income (loss)	16	1,032	9	858
Total realized gain (loss) on investments
and capital gains distributions	101	8,809	137	4,553
Net unrealized appreciation (depreciation)
of investments	(364)	(45,914)	(734)	(21,642)
Net increase (decrease) in net assets resulting from
operations	(247)	(36,073)	(588)	(16,231)
Changes from principal transactions:
Premiums	20	1,492	61	180
Death benefits	—	(8,029)	(295)	(1,128)
Surrenders and withdrawals	(106)	(18,590)	(645)	(6,751)
Contract charges	—	(1,500)	(34)	(736)
Cost of insurance and administrative charges	—	(30)	—	(9)
Transfers between Divisions
(including fixed acccount), net	(13)	(4,731)	85	(1,877)
Increase (decrease) in net assets derived from
principal transactions	(99)	(31,388)	(828)	(10,321)
Total increase (decrease) in net assets	(346)	(67,461)	(1,416)	(26,552)
Net assets at December 31, 2022	$1,333	$173,915	$2,691	$61,595

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Government Liquid Assets Portfolio - Class I	Voya Government Liquid Assets Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service 2 Class	Voya High Yield Portfolio - Adviser Class
Net assets at January 1, 2021	$—	$336,356	$9,269	$646

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	(5,107)	(113)	22
Total realized gain (loss) on investments
and capital gains distributions	—	90	2	1
Net unrealized appreciation (depreciation)
of investments	—	—	—	(2)
Net increase (decrease) in net assets resulting from
operations	(6)	(5,017)	(111)	21
Changes from principal transactions:
Premiums	395	7,505	2,429	21
Death benefits	—	(15,249)	(816)	(16)
Surrenders and withdrawals	—	(137,883)	(8,946)	(50)
Contract charges	—	(1,979)	(31)	—
Cost of insurance and administrative charges	(6)	(83)	(1)	—
Transfers between Divisions
(including fixed account), net	6	97,524	6,004	(92)
Increase (decrease) in net assets derived from
principal transactions	395	(50,165)	(1,361)	(137)
Total increase (decrease) in net assets	389	(55,182)	(1,472)	(116)
Net assets at December 31, 2021	389	281,174	7,797	530

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(1,011)	6	20
Total realized gain (loss) on investments
and capital gains distributions	—	—	—	(3)
Net unrealized appreciation (depreciation)
of investments	—	—	—	(88)
Net increase (decrease) in net assets resulting from
operations	(2)	(1,011)	6	(71)
Changes from principal transactions:
Premiums	(263)	7,616	482	(2)
Death benefits	—	(17,006)	(268)	—
Surrenders and withdrawals	(123)	(67,094)	(4,020)	(9)
Contract charges	—	(2,003)	(23)	—
Cost of insurance and administrative charges	—	(79)	(1)	—
Transfers between Divisions
(including fixed acccount), net	(1)	78,837	8,371	(14)
Increase (decrease) in net assets derived from
principal transactions	(387)	271	4,541	(25)
Total increase (decrease) in net assets	(389)	(740)	4,547	(96)
Net assets at December 31, 2022	$—	$280,434	$12,344	$434

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya High Yield Portfolio - Service Class	Voya Large Cap Growth Portfolio - Adviser Class	Voya Large Cap Growth Portfolio - Institutional Class	Voya Large Cap Growth Portfolio - Service Class
Net assets at January 1, 2021	$219,808	$1,609,128	$74	$1,321,854

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,940	(28,270)	(1)	(22,623)
Total realized gain (loss) on investments
and capital gains distributions	(1,020)	360,943	15	286,298
Net unrealized appreciation (depreciation)
of investments	592	(81,603)	(1)	(55,516)
Net increase (decrease) in net assets resulting from
operations	6,512	251,070	13	208,159
Changes from principal transactions:
Premiums	1,082	9,198	(2)	864
Death benefits	(8,739)	(39,164)	—	(37,030)
Surrenders and withdrawals	(22,163)	(163,084)	—	(138,459)
Contract charges	(1,105)	(9,864)	—	(6,965)
Cost of insurance and administrative charges	(28)	(146)	—	(167)
Transfers between Divisions
(including fixed account), net	6,023	(45,032)	1	(48,340)
Increase (decrease) in net assets derived from
principal transactions	(24,930)	(248,092)	(1)	(230,097)
Total increase (decrease) in net assets	(18,418)	2,978	12	(21,938)
Net assets at December 31, 2021	201,390	1,612,106	86	1,299,916

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,104	(20,811)	(1)	(16,531)
Total realized gain (loss) on investments
and capital gains distributions	(3,707)	365,942	20	275,486
Net unrealized appreciation (depreciation)
of investments	(29,550)	(843,667)	(46)	(656,724)
Net increase (decrease) in net assets resulting from
operations	(27,153)	(498,536)	(27)	(397,769)
Changes from principal transactions:
Premiums	629	5,371	(2)	(5)
Death benefits	(6,119)	(32,437)	—	(27,873)
Surrenders and withdrawals	(14,315)	(101,419)	—	(78,340)
Contract charges	(1,003)	(8,535)	—	(5,965)
Cost of insurance and administrative charges	(26)	(133)	—	(151)
Transfers between Divisions
(including fixed acccount), net	(4,780)	(4,933)	—	(5,687)
Increase (decrease) in net assets derived from
principal transactions	(25,614)	(142,086)	(2)	(118,021)
Total increase (decrease) in net assets	(52,767)	(640,622)	(29)	(515,790)
Net assets at December 31, 2022	$148,623	$971,484	$57	$784,126
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Large Cap Growth Portfolio - Service 2 Class	Voya Limited Maturity Bond Portfolio - Service Class	Voya Retirement Conservative Portfolio - Adviser Class	Voya Retirement Growth Portfolio - Adviser Class
Net assets at January 1, 2021	$14,306	$16,680	$332,789	$2,386,823

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(271)	(30)	1,168	(1,788)
Total realized gain (loss) on investments
and capital gains distributions	3,078	15	9,798	232,759
Net unrealized appreciation (depreciation)
of investments	(544)	(250)	(2,027)	72,427
Net increase (decrease) in net assets resulting from
operations	2,263	(265)	8,939	303,398
Changes from principal transactions:
Premiums	6	2	3,385	10,761
Death benefits	(309)	(1,192)	(12,028)	(47,285)
Surrenders and withdrawals	(1,182)	(1,261)	(38,047)	(255,495)
Contract charges	(96)	(13)	(2,696)	(20,475)
Cost of insurance and administrative charges	(1)	(6)	(43)	(417)
Transfers between Divisions
(including fixed account), net	(119)	(45)	12,122	(12,297)
Increase (decrease) in net assets derived from
principal transactions	(1,701)	(2,515)	(37,307)	(325,208)
Total increase (decrease) in net assets	562	(2,780)	(28,368)	(21,810)
Net assets at December 31, 2021	14,868	13,900	304,421	2,365,013

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(206)	(4)	1,064	(12,716)
Total realized gain (loss) on investments
and capital gains distributions	3,320	(111)	20,340	255,490
Net unrealized appreciation (depreciation)
of investments	(7,717)	(719)	(66,795)	(658,467)
Net increase (decrease) in net assets resulting from
operations	(4,603)	(834)	(45,391)	(415,693)
Changes from principal transactions:
Premiums	—	1	1,715	5,898
Death benefits	(275)	(1,184)	(8,316)	(45,269)
Surrenders and withdrawals	(859)	(1,006)	(29,153)	(188,111)
Contract charges	(82)	(12)	(2,438)	(18,640)
Cost of insurance and administrative charges	(1)	(5)	(41)	(393)
Transfers between Divisions
(including fixed acccount), net	81	(196)	6,088	733
Increase (decrease) in net assets derived from
principal transactions	(1,136)	(2,402)	(32,145)	(245,782)
Total increase (decrease) in net assets	(5,739)	(3,236)	(77,536)	(661,475)
Net assets at December 31, 2022	$9,129	$10,664	$226,885	$1,703,538

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Retirement Moderate Growth Portfolio - Adviser Class	Voya Retirement Moderate Portfolio - Adviser Class	Voya U.S. Stock Index Portfolio - Service Class	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
Net assets at January 1, 2021	$1,607,353	$866,539	$223,170	$1,645

Increase (decrease) in net assets
Operations:
Net investment income (loss)	272	1,406	(2,192)	28
Total realized gain (loss) on investments
and capital gains distributions	134,746	60,085	30,112	34
Net unrealized appreciation (depreciation)
of investments	45,572	2,226	26,437	7
Net increase (decrease) in net assets resulting from
operations	180,590	63,717	54,357	69
Changes from principal transactions:
Premiums	7,240	7,137	1,166	81
Death benefits	(46,675)	(28,939)	(5,963)	(10)
Surrenders and withdrawals	(153,805)	(79,782)	(21,576)	(96)
Contract charges	(12,144)	(6,603)	(1,538)	—
Cost of insurance and administrative charges	(234)	(132)	(17)	—
Transfers between Divisions
(including fixed account), net	(3,348)	10,638	(2,901)	136
Increase (decrease) in net assets derived from
principal transactions	(208,966)	(97,681)	(30,829)	111
Total increase (decrease) in net assets	(28,376)	(33,964)	23,528	180
Net assets at December 31, 2021	1,578,977	832,575	246,698	1,825

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(5,442)	(389)	(1,470)	59
Total realized gain (loss) on investments
and capital gains distributions	138,211	66,527	20,953	(39)
Net unrealized appreciation (depreciation)
of investments	(402,665)	(199,402)	(67,254)	(304)
Net increase (decrease) in net assets resulting from
operations	(269,896)	(133,264)	(47,771)	(284)
Changes from principal transactions:
Premiums	7,442	4,214	836	5
Death benefits	(45,092)	(27,631)	(4,715)	—
Surrenders and withdrawals	(125,203)	(60,458)	(16,384)	(280)
Contract charges	(11,115)	(6,099)	(1,529)	—
Cost of insurance and administrative charges	(223)	(125)	(18)	—
Transfers between Divisions
(including fixed acccount), net	(1,835)	1,041	5,768	303
Increase (decrease) in net assets derived from
principal transactions	(176,026)	(89,058)	(16,042)	28
Total increase (decrease) in net assets	(445,922)	(222,322)	(63,813)	(256)
Net assets at December 31, 2022	$1,133,055	$610,253	$182,885	$1,569

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® BlackRock Inflation Protected Bond Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Adviser Class	VY® CBRE Global Real Estate Portfolio - Service Class	VY® CBRE Global Real Estate Portfolio - Service 2 Class
Net assets at January 1, 2021	$151,903	$191	$49,104	$663

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,152	4	505	4
Total realized gain (loss) on investments
and capital gains distributions	2,628	—	2,803	27
Net unrealized appreciation (depreciation)
of investments	851	53	11,108	162
Net increase (decrease) in net assets resulting from
operations	4,631	57	14,416	193
Changes from principal transactions:
Premiums	1,291	(14)	52	3
Death benefits	(4,537)	—	(1,081)	(1)
Surrenders and withdrawals	(25,126)	(16)	(5,220)	(54)
Contract charges	(1,164)	—	(360)	(6)
Cost of insurance and administrative charges	(16)	—	(6)	—
Transfers between Divisions
(including fixed account), net	38,042	(17)	(3,637)	(12)
Increase (decrease) in net assets derived from
principal transactions	8,490	(47)	(10,252)	(70)
Total increase (decrease) in net assets	13,121	10	4,164	123
Net assets at December 31, 2021	165,024	201	53,268	786

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,596	3	555	6
Total realized gain (loss) on investments
and capital gains distributions	(388)	10	2,107	34
Net unrealized appreciation (depreciation)
of investments	(26,908)	(63)	(16,258)	(246)
Net increase (decrease) in net assets resulting from
operations	(23,700)	(50)	(13,596)	(206)
Changes from principal transactions:
Premiums	663	2	3	—
Death benefits	(3,016)	—	(748)	(17)
Surrenders and withdrawals	(16,030)	(13)	(3,181)	(18)
Contract charges	(1,256)	—	(330)	(6)
Cost of insurance and administrative charges	(17)	—	(6)	—
Transfers between Divisions
(including fixed acccount), net	5,433	1	125	4
Increase (decrease) in net assets derived from
principal transactions	(14,223)	(10)	(4,137)	(37)
Total increase (decrease) in net assets	(37,923)	(60)	(17,733)	(243)
Net assets at December 31, 2022	$127,101	$141	$35,535	$543

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® CBRE Real Estate Portfolio - Adviser Class	VY® CBRE Real Estate Portfolio - Service Class	VY® CBRE Real Estate Portfolio - Service 2 Class	VY® Invesco Growth and Income Portfolio - Adviser Class
Net assets at January 1, 2021	$576	$93,697	$8,420	$783

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6	(7)	(28)	3
Total realized gain (loss) on investments
and capital gains distributions	16	12,460	1,031	—
Net unrealized appreciation (depreciation)
of investments	240	29,448	2,665	220
Net increase (decrease) in net assets resulting from
operations	262	41,901	3,668	223
Changes from principal transactions:
Premiums	(50)	147	8	(2)
Death benefits	—	(3,246)	(219)	—
Surrenders and withdrawals	(127)	(12,587)	(1,172)	(28)
Contract charges	—	(487)	(72)	—
Cost of insurance and administrative charges	—	(24)	(1)	—
Transfers between Divisions
(including fixed account), net	(21)	(5,681)	(704)	91
Increase (decrease) in net assets derived from
principal transactions	(198)	(21,878)	(2,160)	61
Total increase (decrease) in net assets	64	20,023	1,508	284
Net assets at December 31, 2021	640	113,720	9,928	1,067

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	(150)	(42)	1
Total realized gain (loss) on investments
and capital gains distributions	94	16,314	1,378	144
Net unrealized appreciation (depreciation)
of investments	(274)	(46,708)	(4,067)	(217)
Net increase (decrease) in net assets resulting from
operations	(176)	(30,544)	(2,731)	(72)
Changes from principal transactions:
Premiums	5	4	—	(11)
Death benefits	(3)	(3,081)	(246)	(1)
Surrenders and withdrawals	(15)	(8,771)	(630)	(74)
Contract charges	—	(447)	(67)	—
Cost of insurance and administrative charges	—	(23)	(1)	—
Transfers between Divisions
(including fixed acccount), net	—	(422)	(12)	(25)
Increase (decrease) in net assets derived from
principal transactions	(13)	(12,740)	(956)	(111)
Total increase (decrease) in net assets	(189)	(43,284)	(3,687)	(183)
Net assets at December 31, 2022	$451	$70,436	$6,241	$884

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® Invesco Growth and Income Portfolio - Service Class	VY® Invesco Growth and Income Portfolio - Service 2 Class	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Net assets at January 1, 2021	$235,456	$22,758	$1,558	$322,905

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,076)	(162)	(15)	(5,264)
Total realized gain (loss) on investments
and capital gains distributions	(3,337)	(633)	175	37,250
Net unrealized appreciation (depreciation)
of investments	64,831	6,367	(332)	(65,514)
Net increase (decrease) in net assets resulting from
operations	60,418	5,572	(172)	(33,528)
Changes from principal transactions:
Premiums	2,789	57	96	1,823
Death benefits	(10,469)	(639)	(35)	(6,883)
Surrenders and withdrawals	(24,489)	(3,409)	(100)	(29,927)
Contract charges	(1,005)	(158)	—	(1,997)
Cost of insurance and administrative charges	(40)	(2)	—	(34)
Transfers between Divisions
(including fixed account), net	4,281	(842)	43	(3,070)
Increase (decrease) in net assets derived from
principal transactions	(28,933)	(4,993)	4	(40,088)
Total increase (decrease) in net assets	31,485	579	(168)	(73,616)
Net assets at December 31, 2021	266,941	23,337	1,390	249,289

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,071)	(163)	(10)	(3,189)
Total realized gain (loss) on investments
and capital gains distributions	32,414	2,781	225	42,386
Net unrealized appreciation (depreciation)
of investments	(50,891)	(4,354)	(572)	(105,811)
Net increase (decrease) in net assets resulting from
operations	(19,548)	(1,736)	(357)	(66,614)
Changes from principal transactions:
Premiums	1,179	105	21	728
Death benefits	(7,659)	(660)	(6)	(4,015)
Surrenders and withdrawals	(22,011)	(1,713)	(106)	(18,368)
Contract charges	(1,131)	(145)	—	(1,459)
Cost of insurance and administrative charges	(41)	(2)	—	(28)
Transfers between Divisions
(including fixed acccount), net	12,204	(70)	(65)	(1,481)
Increase (decrease) in net assets derived from
principal transactions	(17,459)	(2,485)	(156)	(24,623)
Total increase (decrease) in net assets	(37,007)	(4,221)	(513)	(91,237)
Net assets at December 31, 2022	$229,934	$19,116	$877	$158,052

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	VY® Morgan Stanley Global Franchise Portfolio - Service Class
Net assets at January 1, 2021	$11,304	$1,362	$2,260	$254,888

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(186)	(12)	(8)	(2,870)
Total realized gain (loss) on investments
and capital gains distributions	1,348	44	227	27,420
Net unrealized appreciation (depreciation)
of investments	(2,295)	189	204	20,355
Net increase (decrease) in net assets resulting from
operations	(1,133)	221	423	44,905
Changes from principal transactions:
Premiums	13	(2)	15	1,410
Death benefits	(300)	(21)	—	(6,372)
Surrenders and withdrawals	(1,357)	(59)	(195)	(33,291)
Contract charges	(77)	—	—	(1,588)
Cost of insurance and administrative charges	(1)	—	—	(24)
Transfers between Divisions
(including fixed account), net	90	(125)	(68)	(6,207)
Increase (decrease) in net assets derived from
principal transactions	(1,632)	(207)	(248)	(46,072)
Total increase (decrease) in net assets	(2,765)	14	175	(1,167)
Net assets at December 31, 2021	8,539	1,376	2,435	253,721

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(114)	(10)	(10)	(2,436)
Total realized gain (loss) on investments
and capital gains distributions	1,507	203	176	16,948
Net unrealized appreciation (depreciation)
of investments	(3,684)	(450)	(609)	(62,131)
Net increase (decrease) in net assets resulting from
operations	(2,291)	(257)	(443)	(47,619)
Changes from principal transactions:
Premiums	2	13	6	787
Death benefits	(118)	—	—	(5,007)
Surrenders and withdrawals	(586)	(87)	(194)	(17,913)
Contract charges	(55)	—	—	(1,474)
Cost of insurance and administrative charges	(1)	—	—	(23)
Transfers between Divisions
(including fixed acccount), net	21	(19)	6	(1,784)
Increase (decrease) in net assets derived from
principal transactions	(737)	(93)	(182)	(25,414)
Total increase (decrease) in net assets	(3,028)	(350)	(625)	(73,033)
Net assets at December 31, 2022	$5,511	$1,026	$1,810	$180,688

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
Net assets at January 1, 2021	$37,478	$48,425	$2,449,652	$52,174

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(515)	(111)	(24,154)	(661)
Total realized gain (loss) on investments
and capital gains distributions	3,701	7,103	349,100	7,797
Net unrealized appreciation (depreciation)
of investments	3,513	1,103	51,901	784
Net increase (decrease) in net assets resulting from
operations	6,699	8,095	376,847	7,920
Changes from principal transactions:
Premiums	59	2,045	16,497	68
Death benefits	(1,039)	(71)	(58,133)	(1,156)
Surrenders and withdrawals	(3,794)	(3,350)	(254,356)	(6,583)
Contract charges	(258)	—	(15,301)	(378)
Cost of insurance and administrative charges	(4)	(1)	(237)	(5)
Transfers between Divisions
(including fixed account), net	(307)	6	(8,950)	296
Increase (decrease) in net assets derived from
principal transactions	(5,343)	(1,371)	(320,480)	(7,758)
Total increase (decrease) in net assets	1,356	6,724	56,367	162
Net assets at December 31, 2021	38,834	55,149	2,506,019	52,336

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(448)	113	(11,314)	(348)
Total realized gain (loss) on investments
and capital gains distributions	2,553	6,083	266,840	5,563
Net unrealized appreciation (depreciation)
of investments	(9,398)	(13,379)	(587,030)	(12,293)
Net increase (decrease) in net assets resulting from
operations	(7,293)	(7,183)	(331,504)	(7,078)
Changes from principal transactions:
Premiums	91	933	11,489	233
Death benefits	(1,156)	(213)	(52,125)	(1,097)
Surrenders and withdrawals	(3,056)	(3,565)	(182,496)	(3,341)
Contract charges	(239)	—	(14,799)	(353)
Cost of insurance and administrative charges	(4)	(1)	(233)	(4)
Transfers between Divisions
(including fixed acccount), net	(114)	(1,123)	(23,572)	(554)
Increase (decrease) in net assets derived from
principal transactions	(4,478)	(3,969)	(261,736)	(5,116)
Total increase (decrease) in net assets	(11,771)	(11,152)	(593,240)	(12,194)
Net assets at December 31, 2022	$27,063	$43,997	$1,912,779	$40,142
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® T. Rowe Price International Stock Portfolio - Adviser Class	VY® T. Rowe Price International Stock Portfolio - Service Class	Voya Global Bond Portfolio - Adviser Class	Voya Global Bond Portfolio - Service Class
Net assets at January 1, 2021	$484	$130,851	$497	$3,425

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(3)	(1,447)	8	52
Total realized gain (loss) on investments
and capital gains distributions	28	9,843	12	80
Net unrealized appreciation (depreciation)
of investments	(27)	(8,275)	(50)	(329)
Net increase (decrease) in net assets resulting from
operations	(2)	121	(30)	(197)
Changes from principal transactions:
Premiums	67	952	20	3
Death benefits	—	(2,854)	—	(11)
Surrenders and withdrawals	(42)	(15,313)	—	(326)
Contract charges	—	(825)	—	(14)
Cost of insurance and administrative charges	—	(11)	—	—
Transfers between Divisions
(including fixed account), net	19	137	2	42
Increase (decrease) in net assets derived from
principal transactions	44	(17,914)	22	(306)
Total increase (decrease) in net assets	42	(17,793)	(8)	(503)
Net assets at December 31, 2021	526	113,058	489	2,922

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	177	6	37
Total realized gain (loss) on investments
and capital gains distributions	(35)	(2,985)	(17)	(87)
Net unrealized appreciation (depreciation)
of investments	(46)	(17,559)	(83)	(504)
Net increase (decrease) in net assets resulting from
operations	(81)	(20,367)	(94)	(554)
Changes from principal transactions:
Premiums	11	240	(49)	53
Death benefits	—	(1,215)	—	(96)
Surrenders and withdrawals	(104)	(4,128)	—	(205)
Contract charges	—	(366)	—	(13)
Cost of insurance and administrative charges	—	(6)	—	—
Transfers between Divisions
(including fixed acccount), net	(352)	(87,216)	—	(40)
Increase (decrease) in net assets derived from
principal transactions	(445)	(92,691)	(49)	(301)
Total increase (decrease) in net assets	(526)	(113,058)	(143)	(855)
Net assets at December 31, 2022	$—	$—	$346	$2,067

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya International High Dividend Low Volatility Portfolio - Service Class	Voya Solution 2025 Portfolio - Adviser Class	Voya Solution 2025 Portfolio - Service Class
Net assets at January 1, 2021	$785	$256,009	$718	$13,782

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	1,033	23	242
Total realized gain (loss) on investments
and capital gains distributions	(46)	1,211	76	853
Net unrealized appreciation (depreciation)
of investments	119	21,947	(18)	177
Net increase (decrease) in net assets resulting from
operations	81	24,191	81	1,272
Changes from principal transactions:
Premiums	25	710	3	4
Death benefits	—	(5,686)	—	(23)
Surrenders and withdrawals	(47)	(26,869)	(45)	(1,139)
Contract charges	—	(1,662)	—	(79)
Cost of insurance and administrative charges	—	(29)	—	—
Transfers between Divisions
(including fixed account), net	(85)	(314)	324	(6)
Increase (decrease) in net assets derived from
principal transactions	(107)	(33,850)	282	(1,243)
Total increase (decrease) in net assets	(26)	(9,659)	363	29
Net assets at December 31, 2021	759	246,350	1,081	13,811

Increase (decrease) in net assets
Operations:
Net investment income (loss)	17	5,220	19	357
Total realized gain (loss) on investments
and capital gains distributions	(9)	(6,639)	6	1,425
Net unrealized appreciation (depreciation)
of investments	(73)	(24,504)	(207)	(4,252)
Net increase (decrease) in net assets resulting from
operations	(65)	(25,923)	(182)	(2,470)
Changes from principal transactions:
Premiums	6	618	14	3
Death benefits	—	(5,300)	—	(106)
Surrenders and withdrawals	(71)	(18,891)	(49)	(983)
Contract charges	—	(1,571)	—	(76)
Cost of insurance and administrative charges	—	(27)	—	—
Transfers between Divisions
(including fixed acccount), net	89	(271)	(348)	(132)
Increase (decrease) in net assets derived from
principal transactions	24	(25,442)	(383)	(1,294)
Total increase (decrease) in net assets	(41)	(51,365)	(565)	(3,764)
Net assets at December 31, 2022	$718	$194,985	$516	$10,047

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Solution 2035 Portfolio - Adviser Class	Voya Solution 2035 Portfolio - Service Class	Voya Solution 2045 Portfolio - Adviser Class	Voya Solution 2045 Portfolio - Service Class
Net assets at January 1, 2021	$112	$8,867	$88	$935

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1	86	1	4
Total realized gain (loss) on investments
and capital gains distributions	9	669	8	74
Net unrealized appreciation (depreciation)
of investments	4	293	5	55
Net increase (decrease) in net assets resulting from
operations	14	1,048	14	133
Changes from principal transactions:
Premiums	—	1	—	1
Death benefits	—	(23)	—	—
Surrenders and withdrawals	(39)	(1,710)	(17)	(287)
Contract charges	—	(48)	—	(4)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	240	(14)	—	(18)
Increase (decrease) in net assets derived from
principal transactions	201	(1,794)	(17)	(308)
Total increase (decrease) in net assets	215	(746)	(3)	(175)
Net assets at December 31, 2021	327	8,121	85	760

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8	201	2	19
Total realized gain (loss) on investments
and capital gains distributions	44	966	13	114
Net unrealized appreciation (depreciation)
of investments	(116)	(2,717)	(32)	(288)
Net increase (decrease) in net assets resulting from
operations	(64)	(1,550)	(17)	(155)
Changes from principal transactions:
Premiums	—	1	—	36
Death benefits	—	—	—	(24)
Surrenders and withdrawals	—	(537)	—	(14)
Contract charges	—	(44)	—	(3)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(1)	23	—	7
Increase (decrease) in net assets derived from
principal transactions	(1)	(557)	—	2
Total increase (decrease) in net assets	(65)	(2,107)	(17)	(153)
Net assets at December 31, 2022	$262	$6,014	$68	$607

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Solution 2055 Portfolio - Adviser Class	Voya Solution Income Portfolio - Adviser Class	Voya Solution Income Portfolio - Service Class	Voya Solution Moderately Aggressive Portfolio - Service Class
Net assets at January 1, 2021	$8	$799	$12,750	$535,011

Increase (decrease) in net assets
Operations:
Net investment income (loss)	4	15	226	(606)
Total realized gain (loss) on investments
and capital gains distributions	35	54	649	13,968
Net unrealized appreciation (depreciation)
of investments	(28)	(28)	(231)	64,151
Net increase (decrease) in net assets resulting from
operations	11	41	644	77,513
Changes from principal transactions:
Premiums	—	18	8	1,747
Death benefits	—	—	(121)	(12,676)
Surrenders and withdrawals	—	(1)	(1,053)	(48,275)
Contract charges	—	—	(66)	(4,454)
Cost of insurance and administrative charges	—	—	—	(65)
Transfers between Divisions
(including fixed account), net	281	(78)	(11)	(4,631)
Increase (decrease) in net assets derived from
principal transactions	281	(61)	(1,243)	(68,354)
Total increase (decrease) in net assets	292	(20)	(599)	9,159
Net assets at December 31, 2021	300	779	12,151	544,170

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	20	291	7,219
Total realized gain (loss) on investments
and capital gains distributions	(89)	12	939	60,274
Net unrealized appreciation (depreciation)
of investments	24	(150)	(3,082)	(173,821)
Net increase (decrease) in net assets resulting from
operations	(56)	(118)	(1,852)	(106,328)
Changes from principal transactions:
Premiums	—	—	129	1,184
Death benefits	—	(22)	(433)	(11,301)
Surrenders and withdrawals	—	(202)	(768)	(37,546)
Contract charges	—	—	(62)	(4,145)
Cost of insurance and administrative charges	—	—	—	(63)
Transfers between Divisions
(including fixed acccount), net	(237)	(39)	(178)	(1,254)
Increase (decrease) in net assets derived from
principal transactions	(237)	(263)	(1,312)	(53,125)
Total increase (decrease) in net assets	(293)	(381)	(3,164)	(159,453)
Net assets at December 31, 2022	$7	$398	$8,987	$384,717

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	VY® American Century Small-Mid Cap Value Portfolio - Service Class	VY® Baron Growth Portfolio - Adviser Class	VY® Columbia Contrarian Core Portfolio - Adviser Class
Net assets at January 1, 2021	$1,234	$2,155	$1,582	$1,203

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2)	(5)	(11)	(8)
Total realized gain (loss) on investments
and capital gains distributions	17	83	88	155
Net unrealized appreciation (depreciation)
of investments	368	464	193	139
Net increase (decrease) in net assets resulting from
operations	383	542	270	286
Changes from principal transactions:
Premiums	23	—	39	49
Death benefits	—	—	(23)	(25)
Surrenders and withdrawals	(100)	(179)	(68)	(90)
Contract charges	—	(11)	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	526	(175)	(265)	110
Increase (decrease) in net assets derived from
principal transactions	449	(365)	(317)	44
Total increase (decrease) in net assets	832	177	(47)	330
Net assets at December 31, 2021	2,066	2,332	1,535	1,533

Increase (decrease) in net assets
Operations:
Net investment income (loss)	5	5	(9)	(10)
Total realized gain (loss) on investments
and capital gains distributions	356	522	137	226
Net unrealized appreciation (depreciation)
of investments	(505)	(689)	(517)	(512)
Net increase (decrease) in net assets resulting from
operations	(144)	(162)	(389)	(296)
Changes from principal transactions:
Premiums	12	39	78	23
Death benefits	(18)	(39)	(34)	(11)
Surrenders and withdrawals	(282)	(524)	(109)	(30)
Contract charges	—	(12)	—	—
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	72	711	10	(8)
Increase (decrease) in net assets derived from
principal transactions	(216)	175	(55)	(26)
Total increase (decrease) in net assets	(360)	13	(444)	(322)
Net assets at December 31, 2022	$1,706	$2,345	$1,091	$1,211

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® Columbia Small Cap Value II Portfolio - Adviser Class	VY® Columbia Small Cap Value II Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Adviser Class	VY® Invesco Equity and Income Portfolio - Initial Class
Net assets at January 1, 2021	$527	$64,815	$1,329	$766

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(1,100)	2	5
Total realized gain (loss) on investments
and capital gains distributions	6	10,793	40	22
Net unrealized appreciation (depreciation)
of investments	213	9,957	232	100
Net increase (decrease) in net assets resulting from
operations	212	19,650	274	127
Changes from principal transactions:
Premiums	(3)	213	11	—
Death benefits	—	(1,787)	(40)	(50)
Surrenders and withdrawals	(48)	(8,019)	(127)	(33)
Contract charges	—	(496)	—	—
Cost of insurance and administrative charges	—	(6)	—	—
Transfers between Divisions
(including fixed account), net	313	(4,586)	478	1
Increase (decrease) in net assets derived from
principal transactions	262	(14,681)	322	(82)
Total increase (decrease) in net assets	474	4,969	596	45
Net assets at December 31, 2021	1,001	69,784	1,925	811

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	(1,023)	8	4
Total realized gain (loss) on investments
and capital gains distributions	131	9,781	281	88
Net unrealized appreciation (depreciation)
of investments	(271)	(19,157)	(468)	(165)
Net increase (decrease) in net assets resulting from
operations	(149)	(10,399)	(179)	(73)
Changes from principal transactions:
Premiums	8	6	13	—
Death benefits	—	(1,586)	(24)	(213)
Surrenders and withdrawals	(72)	(4,771)	(47)	(33)
Contract charges	—	(466)	—	—
Cost of insurance and administrative charges	—	(7)	—	—
Transfers between Divisions
(including fixed acccount), net	30	(459)	205	(2)
Increase (decrease) in net assets derived from
principal transactions	(34)	(7,283)	147	(248)
Total increase (decrease) in net assets	(183)	(17,682)	(32)	(321)
Net assets at December 31, 2022	$818	$52,102	$1,893	$490

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® Invesco Equity and Income Portfolio - Service Class	VY® Invesco Equity and Income Portfolio - Service 2 Class	VY® Invesco Global Portfolio - Adviser Class	VY® Invesco Global Portfolio - Initial Class
Net assets at January 1, 2021	$379,822	$302,757	$936	$3,245

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2,320)	(2,181)	(8)	(41)
Total realized gain (loss) on investments
and capital gains distributions	8,338	8,270	50	322
Net unrealized appreciation (depreciation)
of investments	52,775	41,069	89	165
Net increase (decrease) in net assets resulting from
operations	58,793	47,158	131	446
Changes from principal transactions:
Premiums	181	2,438	27	2
Death benefits	(14,597)	(7,179)	—	(12)
Surrenders and withdrawals	(36,814)	(31,070)	(14)	(208)
Contract charges	(1,842)	(2,567)	—	—
Cost of insurance and administrative charges	(65)	(31)	—	—
Transfers between Divisions
(including fixed account), net	(9,117)	2,589	12	(45)
Increase (decrease) in net assets derived from
principal transactions	(62,254)	(35,820)	25	(263)
Total increase (decrease) in net assets	(3,461)	11,338	156	183
Net assets at December 31, 2021	376,361	314,095	1,092	3,428

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,040)	(1,090)	(6)	(29)
Total realized gain (loss) on investments
and capital gains distributions	48,239	42,019	94	366
Net unrealized appreciation (depreciation)
of investments	(81,243)	(70,000)	(443)	(1,442)
Net increase (decrease) in net assets resulting from
operations	(34,044)	(29,071)	(355)	(1,105)
Changes from principal transactions:
Premiums	63	2,517	41	—
Death benefits	(13,346)	(8,168)	(5)	(47)
Surrenders and withdrawals	(27,728)	(25,462)	(117)	(155)
Contract charges	(1,747)	(2,528)	—	—
Cost of insurance and administrative charges	(62)	(31)	—	—
Transfers between Divisions
(including fixed acccount), net	(2,909)	9,165	(11)	6
Increase (decrease) in net assets derived from
principal transactions	(45,729)	(24,507)	(92)	(196)
Total increase (decrease) in net assets	(79,773)	(53,578)	(447)	(1,301)
Net assets at December 31, 2022	$296,588	$260,517	$645	$2,127
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® Invesco Global Portfolio - Service Class	VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	VY® JPMorgan Mid Cap Value Portfolio - Service Class	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
Net assets at January 1, 2021	$136,896	$1,693	$82,572	$1,245

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(2,373)	(9)	(998)	(14)
Total realized gain (loss) on investments
and capital gains distributions	13,243	42	1,251	272
Net unrealized appreciation (depreciation)
of investments	6,558	409	20,995	(123)
Net increase (decrease) in net assets resulting from
operations	17,428	442	21,248	135
Changes from principal transactions:
Premiums	703	5	90	35
Death benefits	(3,297)	(22)	(2,828)	—
Surrenders and withdrawals	(14,117)	(120)	(9,365)	(133)
Contract charges	(864)	—	(574)	—
Cost of insurance and administrative charges	(12)	—	(7)	—
Transfers between Divisions
(including fixed account), net	1,834	(80)	(4,133)	(87)
Increase (decrease) in net assets derived from
principal transactions	(15,753)	(217)	(16,817)	(185)
Total increase (decrease) in net assets	1,675	225	4,431	(50)
Net assets at December 31, 2021	138,571	1,918	87,003	1,195

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,622)	(4)	(631)	(9)
Total realized gain (loss) on investments
and capital gains distributions	13,612	268	11,653	197
Net unrealized appreciation (depreciation)
of investments	(56,511)	(436)	(19,506)	(465)
Net increase (decrease) in net assets resulting from
operations	(44,521)	(172)	(8,484)	(277)
Changes from principal transactions:
Premiums	662	(1)	13	7
Death benefits	(2,066)	—	(1,866)	—
Surrenders and withdrawals	(9,192)	(206)	(6,573)	(208)
Contract charges	(697)	—	(558)	—
Cost of insurance and administrative charges	(9)	—	(8)	—
Transfers between Divisions
(including fixed acccount), net	(2,196)	(48)	(988)	(17)
Increase (decrease) in net assets derived from
principal transactions	(13,498)	(255)	(9,980)	(218)
Total increase (decrease) in net assets	(58,019)	(427)	(18,464)	(495)
Net assets at December 31, 2022	$80,552	$1,491	$68,539	$700

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	Voya Strategic Allocation Conservative Portfolio - Class S	Voya Strategic Allocation Growth Portfolio - Class S
Net assets at January 1, 2021	$9,094	$4,399	$2,424	$470

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(93)	(32)	33	4
Total realized gain (loss) on investments
and capital gains distributions	1,841	555	31	20
Net unrealized appreciation (depreciation)
of investments	(722)	237	125	49
Net increase (decrease) in net assets resulting from
operations	1,026	760	189	73
Changes from principal transactions:
Premiums	—	41	—	—
Death benefits	(134)	—	(25)	—
Surrenders and withdrawals	(650)	(184)	(138)	(31)
Contract charges	(44)	—	(7)	(3)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed account), net	(813)	(486)	117	(19)
Increase (decrease) in net assets derived from
principal transactions	(1,641)	(629)	(53)	(53)
Total increase (decrease) in net assets	(615)	131	136	20
Net assets at December 31, 2021	8,479	4,530	2,560	490

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(67)	(22)	49	8
Total realized gain (loss) on investments
and capital gains distributions	1,452	486	160	52
Net unrealized appreciation (depreciation)
of investments	(3,486)	(2,297)	(651)	(159)
Net increase (decrease) in net assets resulting from
operations	(2,101)	(1,833)	(442)	(99)
Changes from principal transactions:
Premiums	18	52	—	1
Death benefits	(241)	—	—	—
Surrenders and withdrawals	(464)	(320)	(123)	(9)
Contract charges	(38)	—	(7)	(3)
Cost of insurance and administrative charges	—	—	—	—
Transfers between Divisions
(including fixed acccount), net	(29)	(27)	(1)	(1)
Increase (decrease) in net assets derived from
principal transactions	(754)	(295)	(131)	(12)
Total increase (decrease) in net assets	(2,855)	(2,128)	(573)	(111)
Net assets at December 31, 2022	$5,624	$2,402	$1,987	$379

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Strategic Allocation Moderate Portfolio - Class S	Voya Growth and Income Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio - Class A	Voya Global High Dividend Low Volatility Portfolio - Class S
Net assets at January 1, 2021	$869	$445,454	$20	$428,150

Increase (decrease) in net assets
Operations:
Net investment income (loss)	9	(6,534)	—	2,431
Total realized gain (loss) on investments
and capital gains distributions	42	111,006	—	14,384
Net unrealized appreciation (depreciation)
of investments	54	(16,694)	4	57,415
Net increase (decrease) in net assets resulting from
operations	105	87,778	4	74,230
Changes from principal transactions:
Premiums	—	281	—	1,223
Death benefits	—	(12,635)	—	(8,060)
Surrenders and withdrawals	(29)	(36,127)	—	(48,403)
Contract charges	(4)	(1,652)	—	(3,316)
Cost of insurance and administrative charges	—	(57)	—	(63)
Transfers between Divisions
(including fixed account), net	(2)	(482,965)	—	(9,381)
Increase (decrease) in net assets derived from
principal transactions	(35)	(533,155)	—	(68,000)
Total increase (decrease) in net assets	70	(445,377)	4	6,230
Net assets at December 31, 2021	939	77	24	434,380

Increase (decrease) in net assets
Operations:
Net investment income (loss)	13	—	—	2,776
Total realized gain (loss) on investments
and capital gains distributions	62	—	1	20,354
Net unrealized appreciation (depreciation)
of investments	(252)	—	(3)	(52,744)
Net increase (decrease) in net assets resulting from
operations	(177)	—	(2)	(29,614)
Changes from principal transactions:
Premiums	—	(27)	—	1,126
Death benefits	(14)	21	—	(9,588)
Surrenders and withdrawals	(116)	(51)	—	(33,895)
Contract charges	(4)	1	—	(3,252)
Cost of insurance and administrative charges	—	—	—	(63)
Transfers between Divisions
(including fixed acccount), net	3	(21)	—	(2,001)
Increase (decrease) in net assets derived from
principal transactions	(131)	(77)	—	(47,673)
Total increase (decrease) in net assets	(308)	(77)	(2)	(77,287)
Net assets at December 31, 2022	$631	$—	$22	$357,093

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Index Plus LargeCap Portfolio - Class S	Voya Index Plus MidCap Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class S	Voya International Index Portfolio - Class A
Net assets at January 1, 2021	$117,869	$60,410	$45,273	$478,243

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(959)	(619)	(590)	(313)
Total realized gain (loss) on investments
and capital gains distributions	17,818	1,220	5,432	12,755
Net unrealized appreciation (depreciation)
of investments	12,143	13,941	6,469	26,888
Net increase (decrease) in net assets resulting from
operations	29,002	14,542	11,311	39,330
Changes from principal transactions:
Premiums	107	76	99	2,101
Death benefits	(3,900)	(1,858)	(1,357)	(12,338)
Surrenders and withdrawals	(15,371)	(7,022)	(5,517)	(46,661)
Contract charges	(511)	(327)	(257)	(3,021)
Cost of insurance and administrative charges	(16)	(7)	(5)	(44)
Transfers between Divisions
(including fixed account), net	(2,606)	(1,698)	(1,418)	1,112
Increase (decrease) in net assets derived from
principal transactions	(22,297)	(10,836)	(8,455)	(58,851)
Total increase (decrease) in net assets	6,705	3,706	2,856	(19,521)
Net assets at December 31, 2021	124,574	64,116	48,129	458,722

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(1,063)	(553)	(433)	4,637
Total realized gain (loss) on investments
and capital gains distributions	23,116	11,055	6,537	2,077
Net unrealized appreciation (depreciation)
of investments	(46,670)	(20,461)	(13,401)	(81,340)
Net increase (decrease) in net assets resulting from
operations	(24,617)	(9,959)	(7,297)	(74,626)
Changes from principal transactions:
Premiums	31	10	3	1,828
Death benefits	(3,186)	(1,634)	(1,550)	(9,690)
Surrenders and withdrawals	(9,886)	(4,820)	(3,296)	(30,251)
Contract charges	(474)	(295)	(230)	(2,716)
Cost of insurance and administrative charges	(16)	(7)	(5)	(42)
Transfers between Divisions
(including fixed acccount), net	(870)	(689)	(329)	(90)
Increase (decrease) in net assets derived from
principal transactions	(14,401)	(7,435)	(5,407)	(40,961)
Total increase (decrease) in net assets	(39,018)	(17,394)	(12,704)	(115,587)
Net assets at December 31, 2022	$85,556	$46,722	$35,425	$343,135

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya International Index Portfolio - Class S	Voya Russell™ Large Cap Growth Index Portfolio - Class S	Voya Russell™ Large Cap Index Portfolio - Class A	Voya Russell™ Large Cap Index Portfolio - Class I
Net assets at January 1, 2021	$17,978	$654,409	$3,084	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	33	(9,480)	(34)	(2)
Total realized gain (loss) on investments
and capital gains distributions	548	81,198	307	1
Net unrealized appreciation (depreciation)
of investments	941	91,900	1,496	56
Net increase (decrease) in net assets resulting from
operations	1,522	163,618	1,769	55
Changes from principal transactions:
Premiums	15	4,626	(81)	878
Death benefits	(368)	(13,095)	(23)	—
Surrenders and withdrawals	(1,733)	(78,820)	(508)	—
Contract charges	(114)	(4,075)	(15)	—
Cost of insurance and administrative charges	(2)	(55)	—	—
Transfers between Divisions
(including fixed account), net	(245)	(24,694)	14,685	(1)
Increase (decrease) in net assets derived from
principal transactions	(2,447)	(116,113)	14,058	877
Total increase (decrease) in net assets	(925)	47,505	15,827	932
Net assets at December 31, 2021	17,053	701,914	18,911	932

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(490)	(8,429)	(116)	(7)
Total realized gain (loss) on investments
and capital gains distributions	(71)	70,303	521	3
Net unrealized appreciation (depreciation)
of investments	1,827	(270,363)	(4,293)	(245)
Net increase (decrease) in net assets resulting from
operations	1,266	(208,489)	(3,888)	(249)
Changes from principal transactions:
Premiums	27	3,480	45	266
Death benefits	(1,121)	(11,258)	(184)	—
Surrenders and withdrawals	(5,019)	(48,431)	(1,310)	—
Contract charges	(423)	(3,715)	(73)	—
Cost of insurance and administrative charges	(6)	(51)	—	—
Transfers between Divisions
(including fixed acccount), net	84,280	(12,383)	(58)	1
Increase (decrease) in net assets derived from
principal transactions	77,738	(72,358)	(1,580)	267
Total increase (decrease) in net assets	79,004	(280,847)	(5,468)	18
Net assets at December 31, 2022	$96,057	$421,067	$13,443	$950

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Russell™ Large Cap Index Portfolio - Class S	Voya Russell™ Large Cap Value Index Portfolio - Class I	Voya Russell™ Large Cap Value Index Portfolio - Class S	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Net assets at January 1, 2021	$443,697	$6	$680,566	$588,673

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(8,914)	—	(1,258)	(13,010)
Total realized gain (loss) on investments
and capital gains distributions	100,186	—	20,653	70,519
Net unrealized appreciation (depreciation)
of investments	95,493	1	132,188	(14,539)
Net increase (decrease) in net assets resulting from
operations	186,765	1	151,583	42,970
Changes from principal transactions:
Premiums	3,948	—	3,427	3,902
Death benefits	(20,634)	—	(20,866)	(17,413)
Surrenders and withdrawals	(81,378)	—	(91,659)	(91,247)
Contract charges	(3,862)	—	(4,853)	(4,118)
Cost of insurance and administrative charges	(85)	—	(98)	(84)
Transfers between Divisions
(including fixed account), net	1,306,128	—	620,497	838,669
Increase (decrease) in net assets derived from
principal transactions	1,204,117	—	506,448	729,709
Total increase (decrease) in net assets	1,390,882	1	658,031	772,679
Net assets at December 31, 2021	1,834,579	7	1,338,597	1,361,352

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(17,482)	—	(6,514)	(17,034)
Total realized gain (loss) on investments
and capital gains distributions	52,335	—	7,363	58,934
Net unrealized appreciation (depreciation)
of investments	(415,573)	(1)	(97,625)	(417,794)
Net increase (decrease) in net assets resulting from
operations	(380,720)	(1)	(96,776)	(375,894)
Changes from principal transactions:
Premiums	6,737	—	5,695	4,659
Death benefits	(45,235)	—	(37,611)	(32,098)
Surrenders and withdrawals	(123,766)	(1)	(104,165)	(86,308)
Contract charges	(8,885)	—	(7,774)	(5,896)
Cost of insurance and administrative charges	(202)	—	(173)	(164)
Transfers between Divisions
(including fixed acccount), net	(18,854)	—	4,779	(17,803)
Increase (decrease) in net assets derived from
principal transactions	(190,205)	(1)	(139,249)	(137,610)
Total increase (decrease) in net assets	(570,925)	(2)	(236,025)	(513,504)
Net assets at December 31, 2022	$1,263,654	$5	$1,102,572	$847,848

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Russell™ Mid Cap Index Portfolio - Class A	Voya Russell™ Mid Cap Index Portfolio - Class S	Voya Russell™ Small Cap Index Portfolio - Class A	Voya Russell™ Small Cap Index Portfolio - Class S
Net assets at January 1, 2021	$3,604	$169,982	$2,767	$375,290

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(7)	(1,956)	(15)	(5,387)
Total realized gain (loss) on investments
and capital gains distributions	335	17,839	69	17,343
Net unrealized appreciation (depreciation)
of investments	396	17,259	305	34,042
Net increase (decrease) in net assets resulting from
operations	724	33,142	359	45,998
Changes from principal transactions:
Premiums	12	996	65	2,135
Death benefits	—	(3,387)	—	(8,625)
Surrenders and withdrawals	(347)	(20,205)	(255)	(49,302)
Contract charges	—	(1,311)	—	(2,665)
Cost of insurance and administrative charges	—	(14)	—	(34)
Transfers between Divisions
(including fixed account), net	144	11,308	20	(4,610)
Increase (decrease) in net assets derived from
principal transactions	(191)	(12,613)	(170)	(63,101)
Total increase (decrease) in net assets	533	20,529	189	(17,103)
Net assets at December 31, 2021	4,137	190,511	2,956	358,187

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(9)	(1,658)	(11)	(3,587)
Total realized gain (loss) on investments
and capital gains distributions	208	9,965	223	25,561
Net unrealized appreciation (depreciation)
of investments	(959)	(43,942)	(817)	(99,132)
Net increase (decrease) in net assets resulting from
operations	(760)	(35,635)	(605)	(77,158)
Changes from principal transactions:
Premiums	34	1,318	23	1,938
Death benefits	(20)	(3,441)	(7)	(7,015)
Surrenders and withdrawals	(381)	(13,746)	(105)	(24,596)
Contract charges	—	(1,228)	—	(2,146)
Cost of insurance and administrative charges	—	(13)	—	(30)
Transfers between Divisions
(including fixed acccount), net	(56)	2,968	(163)	(3,620)
Increase (decrease) in net assets derived from
principal transactions	(423)	(14,142)	(252)	(35,469)
Total increase (decrease) in net assets	(1,183)	(49,777)	(857)	(112,627)
Net assets at December 31, 2022	$2,954	$140,734	$2,099	$245,560
The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya Small Company Portfolio - Class A	Voya Small Company Portfolio - Class S	Voya U.S. Bond Index Portfolio - Class S	Voya SmallCap Opportunities Portfolio - Class A
Net assets at January 1, 2021	$473	$63,710	$195,730	$1,528

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(6)	(1,161)	283	(13)
Total realized gain (loss) on investments
and capital gains distributions	(2)	435	3,034	170
Net unrealized appreciation (depreciation)
of investments	67	8,605	(10,556)	(108)
Net increase (decrease) in net assets resulting from
operations	59	7,879	(7,239)	49
Changes from principal transactions:
Premiums	—	224	1,084	79
Death benefits	—	(1,117)	(3,994)	—
Surrenders and withdrawals	(44)	(6,030)	(18,677)	(84)
Contract charges	—	(468)	(1,375)	—
Cost of insurance and administrative charges	—	(6)	(21)	—
Transfers between Divisions
(including fixed account), net	8	(212)	638	22
Increase (decrease) in net assets derived from
principal transactions	(36)	(7,609)	(22,345)	17
Total increase (decrease) in net assets	23	270	(29,584)	66
Net assets at December 31, 2021	496	63,980	166,146	1,594

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(4)	(895)	351	(10)
Total realized gain (loss) on investments
and capital gains distributions	97	11,587	(3,631)	200
Net unrealized appreciation (depreciation)
of investments	(175)	(21,962)	(20,683)	(564)
Net increase (decrease) in net assets resulting from
operations	(82)	(11,270)	(23,963)	(374)
Changes from principal transactions:
Premiums	—	256	517	15
Death benefits	—	(899)	(3,989)	—
Surrenders and withdrawals	(69)	(4,844)	(13,958)	(164)
Contract charges	—	(427)	(1,287)	—
Cost of insurance and administrative charges	—	(6)	(17)	—
Transfers between Divisions
(including fixed acccount), net	1	(99)	6,549	(22)
Increase (decrease) in net assets derived from
principal transactions	(68)	(6,019)	(12,185)	(171)
Total increase (decrease) in net assets	(150)	(17,289)	(36,148)	(545)
Net assets at December 31, 2022	$346	$46,691	$129,998	$1,049

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Statements of Changes in Net Assets
For the Years Ended December 31, 2022 and 2021
	Voya SmallCap Opportunities Portfolio - Class S	Allspring VT Omega Growth Fund - Class 2	Allspring VT Index Asset Allocation Fund - Class 2	Allspring VT Small Cap Growth Fund - Class 2
Net assets at January 1, 2021	$29,257	$710	$700	$385

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(478)	(12)	(10)	(6)
Total realized gain (loss) on investments
and capital gains distributions	3,260	245	98	155
Net unrealized appreciation (depreciation)
of investments	(1,950)	(145)	6	(122)
Net increase (decrease) in net assets resulting from
operations	832	88	94	27
Changes from principal transactions:
Premiums	16	—	—	—
Death benefits	(350)	—	—	—
Surrenders and withdrawals	(3,104)	(352)	(29)	(250)
Contract charges	(140)	(3)	(4)	(2)
Cost of insurance and administrative charges	(5)	—	—	—
Transfers between Divisions
(including fixed account), net	(373)	1	(7)	(1)
Increase (decrease) in net assets derived from
principal transactions	(3,956)	(354)	(40)	(253)
Total increase (decrease) in net assets	(3,124)	(266)	54	(226)
Net assets at December 31, 2021	26,133	444	754	159

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(341)	(6)	(8)	(2)
Total realized gain (loss) on investments
and capital gains distributions	3,359	70	79	18
Net unrealized appreciation (depreciation)
of investments	(9,293)	(230)	(208)	(72)
Net increase (decrease) in net assets resulting from
operations	(6,275)	(166)	(137)	(56)
Changes from principal transactions:
Premiums	50	—	—	—
Death benefits	(479)	(11)	—	—
Surrenders and withdrawals	(1,871)	(2)	(27)	(3)
Contract charges	(116)	(2)	(4)	(1)
Cost of insurance and administrative charges	(4)	—	—	—
Transfers between Divisions
(including fixed acccount), net	(19)	(2)	(4)	—
Increase (decrease) in net assets derived from
principal transactions	(2,439)	(17)	(35)	(4)
Total increase (decrease) in net assets	(8,714)	(183)	(172)	(60)
Net assets at December 31, 2022	$17,419	$261	$582	$99

The accompanying notes are an integral part of these financial statements.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
1.	Organization
Venerable Insurance and Annuity Company (“VIAC” or the “Company”) is an Iowa stock life insurance company that was originally organized in 1973 under the insurance laws of Minnesota. On June 1, 2018, the Company became an indirectly wholly owned subsidiary of VA Capital Company LLC, an insurance holding company organized under Delaware law (“VA Capital”). The Company’s direct parent is Venerable Holdings, Inc. (Venerable”). Before June 1, 2018, the Company was an indirectly wholly owned subsidiary of Voya Financial, Inc.

Separate Account B of the Company (the “Account”) was established by the Company on July 14, 1988, to support operations of the Company’s variable annuity contracts (the “Contracts”). None of the Contracts are currently available for new purchasers but existing Contract owners may continue to invest in their Contracts.
The variable annuity Contracts supported by the Account are:
•	Architect Variable Annuity
•	GoldenSelect Landmark
•	GoldenSelect Legends
•	Wells Fargo Landmark
•	GoldenSelect Access
•	Golden Select Fleet Premium Plus (previously Golden Select Premium Plus Featuring the Galaxy VIP Fund)
•	Golden Select Premium Plus
•	GoldenSelect ESII
•	GoldenSelect Opportunities
•	GoldenSelect Generations
•	Wells Fargo Opportunities
•	GoldenSelect DVA Plus
•	GoldenSelect Granite PrimElite
•	Preferred Advantage Variable Annuity
•	Potential Plus Annuity
•	Simplicity Variable Annuity
•	SmartDesign Signature
•	Focus Variable Annuity
•	Rollover Choice Variable Annuity
•	GoldenSelect Value
•	SmartDesign Advantage
•	SmartDesign Variable Annuity
•	GoldenSelect Access One
•	GoldenSelect Fund for Life
•	GoldenSelect DVA
•	GoldenSelect DVA Series 100

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
The Account is registered as a unit investment trust with the Securities Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. VIAC provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to one or more divisions within the Account or the VIAC guaranteed interest division, the VIAC fixed interest division and the fixed account (an investment option in the Company’s general account), as directed by the Contract owners. The portion of the Account’s assets applicable to Contracts will not be charged with liabilities arising out of any other business VIAC may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of VIAC. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of VIAC.

At December 31, 2022, the Account had 176 investment divisions (the “Divisions”),  each which invests in shares of a designated independently managed mutual fund (“Fund”) of various investment trusts (“the Trusts”).

The Divisions with assets balances at December 31, 2022 and related Trusts are as follows:
AIM Variable Insurance Funds:	Fidelity® Variable Insurance Products II:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
American Funds Insurance Series®:	Fidelity® Variable Insurance Products V:
Capital Income Builder Fund - Class 4	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
Global Growth Fund - Class 4	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
Growth Fund - Class 4	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
International Fund - Class 4	Franklin Templeton Variable Insurance Products Trust:
New World Fund - Class 4	Franklin Small Cap Value VIP Fund - Class 2
The Bond Fund of America - Class 4	Franklin Strategic Income VIP Fund - Class 2
Washington Mutual Investors - Class 4	Templeton Global Bond VIP Fund - Class 2
BlackRock Variable Series Funds, Inc.:	Delaware Equity Funds:
BlackRock Equity Dividend V.I. Fund - Class III	Delaware VIP Real Estate Securities - Class II
BlackRock Global Allocation V.I. Fund - Class III	Delaware Ivy Funds Variable Insurance Portfolios:
BlackRock High Yield V.I. Fund - Class III	Delaware Ivy VIP Asset Strategy
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	Delaware Ivy VIP Balanced
Columbia Funds Series Trust II:	Delaware Ivy VIP Energy
Columbia VP Seligman Global Technology Fund - Class 2	Delaware Ivy VIP High Income
Columbia Funds Variable Insurance Trust:	Delaware Ivy VIP International Core Equity
Columbia Small Cap Value Fund, Variable Series - Class 2	Delaware Ivy VIP Mid Cap Growth
Columbia Small Company Growth Fund, Variable Series - Class 1	Delaware Ivy VIP Science and Technology
Columbia Funds Variable Series Trust II:	Delaware Ivy VIP Small Cap Core - Class II
Columbia VP Large Cap Growth Fund - Class 1	Delaware Ivy VIP Small Cap Growth
Deutsche DWS Variable Series I:	Janus Aspen Series:
DWS Core Equity VIP - Class B	Janus Henderson Balanced Portfolio - Service Shares
Deutsche DWS Variable Series II:	Janus Henderson Enterprise Portfolio - Service Shares
DWS Alternative Asset Allocation VIP - Class B	Janus Henderson Flexible Bond Portfolio - Service Shares
DWS High Income VIP - Class B	Legg Mason Partners Equity Trust:
Eaton Vance Variable Trust:	ClearBridge Variable Aggressive Growth Portfolio II
Eaton Vance VT Floating-Rate Income Fund - Initial Class	Legg Mason Partners Variable Equity Trust:
Federated Hermes Insurance Series	ClearBridge Variable Mid Cap Portfolio - Class II
Federated Hermes High Income Bond Fund II - Service Shares	Legg Mason Partners Variable Income Trust:
Federated Hermes Kaufmann Fund II - Service Shares	Western Asset Core Plus VIT Portfolio - Class I
Fidelity® Variable Insurance Products:	MFS® Series Trust VIII:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	MFS VIT II Income Portfolio - Service Class

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

MFS® Variable Insurance Trust:	Voya Investors Trust:
MFS VIT Research Series Portfolio - Service Class	Voya Balanced Income Portfolio - Adviser Class
MFS® Variable Insurance Trust II:	Voya Balanced Income Portfolio - Service Class
MFS VIT International Intrinsic Value Portfolio - Service Class	Voya Balanced Income Portfolio - Service 2 Class
MFS VIT Value Series - Service Class	Voya Global Perspectives® Portfolio - Class A
MFS® Variable Insurance Trust III:	Voya Government Liquid Assets Portfolio - Class I
MFS VIT III Global Real Estate Portfolio - Service Class	Voya Government Liquid Assets Portfolio - Service Class
Invesco Main Street Fund®:	Voya Government Liquid Assets Portfolio - Service 2 Class
Invesco V.I. Main Street Fund - Series II	Voya High Yield Portfolio - Adviser Class
Invesco V.I. Main Street Small Cap Fund - Series II	Voya High Yield Portfolio - Service Class
Invesco Variable Insurance Fund:	Voya Large Cap Growth Portfolio - Adviser Class
Invesco V.I. Core Plus Bond Fund - Series II	Voya Large Cap Growth Portfolio - Institutional Class
Invesco V.I. Discovery Mid Cap Growth Fund - Series II	Voya Large Cap Growth Portfolio - Service Class
Invesco Oppenheimer V.I. International Growth Fund - Series II	Voya Large Cap Growth Portfolio - Service 2 Class
PIMCO Variable Insurance Trust:	Voya Limited Maturity Bond Portfolio - Service Class
PIMCO All Asset Portfolio - Administrative Class	Voya Retirement Conservative Portfolio - Adviser Class
PIMCO Low Duration Portfolio - Administrative Class	Voya Retirement Growth Portfolio - Adviser Class
PIMCO Real Return Portfolio - Administrative Class	Voya Retirement Moderate Growth Portfolio - Adviser Class
PIMCO Short-Term Portfolio - Administrative Class	Voya Retirement Moderate Portfolio - Adviser Class
PIMCO Total Return Portfolio - Administrative Class	Voya U.S. Stock Index Portfolio - Service Class
ProFunds:	VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
ProFund VP Europe 30	VY® BlackRock Inflation Protected Bond Portfolio - Service Class
ProFund VP Rising Rates Opportunity	VY® CBRE Global Real Estate Portfolio - Adviser Class
Putnam Variable Trust:	VY® CBRE Global Real Estate Portfolio - Service Class
Putnam VT Income Fund - Class 1B	VY® CBRE Global Real Estate Portfolio - Service 2 Class
Putnam VT International Equity Fund - Class 1B	VY® CBRE Real Estate Portfolio - Adviser Class
Putnam VT International Value Fund - Class 1B	VY® CBRE Real Estate Portfolio - Service Class
Putnam VT Mortgage Securities Fund - Class 1B	VY® CBRE Real Estate Portfolio - Service 2 Class
Putnam VT Multi-Cap Core Fund - Class IB Shares	VY® Invesco Growth and Income Portfolio - Adviser Class
Putnam VT Small Cap Value Fund - Class 1B	VY® Invesco Growth and Income Portfolio - Service Class
T. Rowe Price Equity Series, Inc.:	VY® Invesco Growth and Income Portfolio - Service 2 Class
T. Rowe Price Blue Chip Growth Portfolio - II	VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
T. Rowe Price Health Sciences Portfolio - II	VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
Variable Insurance Trust:	VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
MFS VIT Utilities Series Portfolio - Service Class	VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
Voya Balanced Portfolio, Inc.:	VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
Voya Balanced Portfolio - Class S	VY® Morgan Stanley Global Franchise Portfolio - Service Class
Voya Intermediate Bond Portfolio:	VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
Voya Intermediate Bond Portfolio - Class A	VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
Voya Intermediate Bond Portfolio - Class S	VY® T. Rowe Price Capital Appreciation Portfolio - Service Class

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

Voya Investors Trust (continued):	Voya Variable Portfolios, Inc.:
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	Voya Global High Dividend Low Volatility Portfolio - Class A
Voya Partners, Inc.:	Voya Global High Dividend Low Volatility Portfolio - Class S
Voya Global Bond Portfolio - Adviser Class	Voya Index Plus LargeCap Portfolio - Class S
Voya Global Bond Portfolio - Service Class	Voya Index Plus MidCap Portfolio - Class S
Voya International High Dividend Low Volatility Portfolio - Adviser Class	Voya Index Plus SmallCap Portfolio - Class S
Voya International High Dividend Low Volatility Portfolio - Service Class	Voya International Index Portfolio - Class A
Voya Solution 2025 Portfolio - Adviser Class	Voya International Index Portfolio - Class S
Voya Solution 2025 Portfolio - Service Class	Voya Russell™ Large Cap Growth Index Portfolio - Class S
Voya Solution 2035 Portfolio - Adviser Class	Voya Russell™ Large Cap Index Portfolio - Class A
Voya Solution 2035 Portfolio - Service Class	Voya Russell™ Large Cap Index Portfolio - Class I
Voya Solution 2045 Portfolio - Adviser Class	Voya Russell™ Large Cap Index Portfolio - Class S
Voya Solution 2045 Portfolio - Service Class	Voya Russell™ Large Cap Value Index Portfolio - Class I
Voya Solution 2055 Portfolio - Adviser Class	Voya Russell™ Large Cap Value Index Portfolio - Class S
Voya Solution Income Portfolio - Adviser Class	Voya Russell™ Mid Cap Growth Index Portfolio - Class S
Voya Solution Income Portfolio - Service Class	Voya Russell™ Mid Cap Index Portfolio - Class A
Voya Solution Moderately Aggressive Portfolio - Service Class	Voya Russell™ Mid Cap Index Portfolio - Class S
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	Voya Russell™ Small Cap Index Portfolio - Class A
VY® American Century Small-Mid Cap Value Portfolio - Service Class	Voya Russell™ Small Cap Index Portfolio - Class S
VY® Baron Growth Portfolio - Adviser Class	Voya Small Company Portfolio - Class A
VY® Columbia Contrarian Core Portfolio - Adviser Class	Voya Small Company Portfolio - Class S
VY® Columbia Small Cap Value II Portfolio - Adviser Class	Voya U.S. Bond Index Portfolio - Class S
VY® Columbia Small Cap Value II Portfolio - Service Class	Voya Variable Products Trust:
VY® Invesco Equity and Income Portfolio - Adviser Class	Voya SmallCap Opportunities Portfolio - Class A
VY® Invesco Equity and Income Portfolio - Initial Class	Voya SmallCap Opportunities Portfolio - Class S
VY® Invesco Equity and Income Portfolio - Service Class	Allspring Funds Trust:
VY® Invesco Equity and Income Portfolio - Service 2 Class	Allspring VT Omega Growth Fund - Class 2
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	Allspring Variable Trust:
VY® JPMorgan Mid Cap Value Portfolio - Service Class	Allspring VT Index Asset Allocation Fund - Class 2
VY® Invesco Global Portfolio - Adviser Class	Allspring VT Small Cap Growth Fund - Class 2
VY® Invesco Global Portfolio - Initial Class
VY® Invesco Global Portfolio - Service Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S
Voya Strategic Allocation Growth Portfolio - Class S
Voya Strategic Allocation Moderate Portfolio - Class S

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
The names of certain Divisions were changed during 2022 because of fund name changes or mergers. The following is a summary of current and former names for those Divisions:

Current Name	Former Name
American Funds Insurance Series®:	American Funds Insurance Series®:
The Bond Fund of America - Class 4	Bond Fund - Class 4
Washington Mutual Investors - Class 4	Blue Chip Income and Growth Fund

Delaware Equity Funds:	Delaware Ivy Equity Funds:
Delaware VIP Real Estate Securities - Class II	Delaware Ivy VIP Securian Real Estate Securities - Class II

Voya Investors Trust:	Voya Investors Trust:
VY® CBRE Global Real Estate Portfolio - Adviser Class	VY® Clarion Global Real Estate Portfolio - Adviser Class
VY® CBRE Global Real Estate Portfolio - Service Class	VY® Clarion Global Real Estate Portfolio - Service Class
VY® CBRE Global Real Estate Portfolio - Service 2 Class	VY® Clarion Global Real Estate Portfolio - Service 2 Class
VY® CBRE Real Estate Portfolio - Adviser Class	VY® Clarion Real Estate Portfolio - Adviser Class
VY® CBRE Real Estate Portfolio - Service Class	VY® Clarion Real Estate Portfolio - Service Class
VY® CBRE Real Estate Portfolio - Service 2 Class	VY® Clarion Real Estate Portfolio - Service 2 Class

During 2022, the following Divisions were closed to all contract owners because of fund substitutions:
Invesco Variable Insurance Fund:
Invesco V.I. Core Bond Fund - Series II

Voya Investors Trust:
VY® T. Rowe Price International Stock Portfolio - Adviser Class
VY® T. Rowe Price International Stock Portfolio - Service Class

Voya Variable Funds:
Voya Growth and Income Portfolio - Class A
During 2022, the following Division was open to all contract owners:
Invesco Variable Insurance Fund:
Invesco V.I. Core Plus Bond Fund - Serries II

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
2. Significant Accounting Policies
The following is a summary of the significant accounting policies of the Account:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments are made in shares of a Division and are recorded at fair value, determined by the net asset value per share of the respective Division. Investment transactions in each Division are recorded on the trade date. Distributions of net investment income and capital gains from each Division are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Division are determined on a first-in, first-out basis. The difference between cost and current fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the total operations of VIAC, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to contract owners.  Accordingly, earnings and realized capital gains of the Account attributable to the contract owners are excluded in the determination of the federal income tax liability of VIAC, and no charge is being made to the Account for federal income taxes for these amounts. The Company will review this tax accounting in the event of changes in the tax law. Such changes in the law may result in a charge for federal income taxes. Uncertain tax positions are assessed at the parent level on a consolidated basis, including taxes of the operations of the Separate Account.

Contract Owner Reserves

The annuity reserves of the Account are represented by net assets on the Statements of Assets and Liabilities and are equal to the aggregate account values of the contract owners invested in the Account Divisions. To the extent that benefits to be paid to the contract owners exceed their account values, VIAC will contribute additional funds to the benefit proceeds. Conversely, if amounts allocated exceed amounts required, transfers may be made to VIAC. Prior to the annuitization date, the Contracts are redeemable for the net cash surrender value of the Contracts.

Changes from Principal Transactions

Included in Changes from principal transactions on the Statements of Changes in Net Assets are items which relate to contract owner activity, including premiums, death benefits,  surrenders and withdrawals, contract charges, and cost of insurance and administrative charges. Also included are transfers between the fixed account and the Divisions, transfers between Divisions, and transfers to (from) VIAC related to gains and losses resulting from actual mortality experience (the full responsibility for which is assumed by VIAC).

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
Subsequent Events

The Account has evaluated subsequent events for recognition and disclosure through the date the financial statements were issued.

3. Financial Instruments
The Account invests assets in shares of open-end mutual funds, which process orders to purchase and redeem shares on a daily basis at the fund's next computed net asset values (“NAV”). The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the transfer agents or fund companies and reflect the fair values of the mutual fund investments. The NAV is calculated daily upon close of the New York Stock Exchange and is based on the fair values of the underlying securities.

The Account’s assets are recorded at fair value on the Statements of Assets and Liabilities and are categorized as Level 1 as of December 31, 2022. There were no transfers among the levels for the year ended December 31, 2022. The Account had no liabilities as of December 31, 2022.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

▪
Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market. The Account defines an active market as a market in which transactions take place with sufficient frequency and volume to provide pricing information on an ongoing basis.

▪
Level 2 - Quoted prices in markets that are not active or valuation techniques that require inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

4.	Charges and Fees
Under the terms of all Contracts, certain charges and fees are incurred by the Contracts to cover VIAC’s expenses in connection with the issuance and administration of the Contracts.

Following is a summary of these charges and fees:

Mortality and Expense Risk Charges

VIAC assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account.  Daily charges are deducted at annual rates of 0.35% to 2.20% of the average daily net asset value of each Division of the Account to cover these risks, as specified in the Contracts. These charges are assessed through a reduction in unit values.

Asset Based Administrative Charges

A charge to cover administrative expenses of the Account is deducted at annual rates of up to 0.15% of the assets attributable to certain Contracts. For the Preferred Advantage Variable Annuity Contract ("Preferred Advantage") the Account deducts this charge at annual rates of 0.60% to cover the mortality and expense risks, as specified in the contract. For Preferred Advantage contracts with contract dates on and after November 21, 2016, the maximum daily asset based administrative fee increased to 1.15% annually. These charges are assessed through a reduction in unit values.

Contract Maintenance Charges

An annual Contract maintenance fee of up to $50 may be deducted from the accumulation value of Contracts to cover ongoing administrative expenses, as specified in the Contracts. These charges are assessed through the redemption of units.

Contingent Deferred Sales Charges

For certain Contracts, a contingent deferred sales charge (“Surrender Charge”) is imposed as a percentage that ranges up to 8.00% of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken as specified in the Contract. These charges are assessed through the redemption of units.

Withdrawal and Distribution Charges

For certain Contracts, a charge is deducted from the accumulation value for contract owners taking more than one conventional partial withdrawal during a Contract year. For certain Contracts, annual distribution fees are deducted from the Contracts’ accumulation values. These charges are assessed through the redemption of units.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
Other Contract Charges

For certain Contracts, an additional charge up to 0.60% is deducted daily from the accumulation values for contract owners who select the Premium Bonus Option feature. These charges are assessed through a reduction in unit values.

Certain Contracts contain optional riders that are available for an additional charge, such as minimum guaranteed income benefits and minimum guaranteed withdrawal benefits. The amounts charged for these optional benefits vary based on a number of factors and are defined in the Contracts. These charges are assessed through a reduction in unit values.

Fees Waived by VIAC

Certain charges and fees for various types of Contracts may be waived by VIAC. VIAC reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
5. Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 follow:
	Purchases	Sales
	(Dollars in thousands)
AIM Variable Insurance Funds:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	$240	$34
American Funds Insurance Series®:
Washington Mutual Investors Fund - Class 4	1,266	494
The Bond Fund of America - Class 4	91	715
Capital Income Builder Fund - Class 4	239	249
Global Growth Fund - Class 4	418	623
Growth Fund - Class 4	1,504	902
International Fund - Class 4	250	78
New World Fund - Class 4	125	261
BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class III	836	723
BlackRock Global Allocation V.I. Fund - Class III	10,151	68,124
BlackRock High Yield V.I. Fund - Class III	106	705
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	6	125
Columbia Funds Series Trust II:
Columbia VP Seligman Global Technology Fund - Class 2	925	632
Columbia Funds Variable Insurance Trust:
Columbia Small Cap Value Fund, Variable Series - Class 2	19,239	8,503
Columbia Small Company Growth Fund, Variable Series - Class 1	22	3
Columbia Funds Variable Series Trust II:
Columbia VP Large Cap Growth Fund - Class 1	—	11
Deutsche Variable Series I:
DWS Core Equity VIP - Class B	166	151
Deutsche Variable Series II:
DWS Alternative Asset Allocation VIP - Class B	49	95
DWS High Income VIP - Class B	6	10
Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,835	1,600
Federated Hermes Insurance Series
Federated Hermes High Income Bond Fund II - Service Shares	72	570
Federated Hermes Kaufmann Fund II - Service Shares	37	195
Fidelity® Variable Insurance Products:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	175	320
Fidelity® Variable Insurance Products II:
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	262	189
Fidelity® Variable Insurance Products V:
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	87	35
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	363	118
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	15	1

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Purchases	Sales
	(Dollars in thousands)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	$1,497	$1,043
Franklin Strategic Income VIP Fund - Class 2	29	110
Templeton Global Bond VIP Fund - Class 2	106	616
Ivy Equity Funds:
Delaware VIP Real Estate Securities - Class II	87	166
Ivy Funds Variable Insurance Portfolios:
Delaware Ivy VIP Asset Strategy - Class II	29	69
Delaware Ivy VIP Balanced - Class II	396	724
Delaware Ivy VIP Energy - Class II	246	1,279
Delaware Ivy VIP High Income - Class II	78	89
Delaware Ivy VIP International Core Equity - Class II	16	5
Delaware Ivy VIP Mid Cap Growth - Class II	75	54
Delaware Ivy VIP Science and Technology - Class II	122	56
Delaware Ivy VIP Small Cap Core - Class II	63	87
Delaware Ivy VIP Small Cap Growth - Class II	191	278
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares	407	1,292
Janus Henderson Enterprise Portfolio - Service Shares	358	261
Janus Henderson Flexible Bond Portfolio - Service Shares	27	95
Legg Mason Partners Equity Trust:
ClearBridge Var Aggressive Growth Portfolio II	37	19
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class II	110	206
Legg Mason Partners Variable Income Trust:
Western Asset Core Plus VIT Portfolio - Class I	—	9
MFS® Series Trust VIII:
MFS VIT II Income Portfolio - Service Class	19	176
MFS Variable Insurance Trust:
MFS VIT Research Series Portfolio - Service Class	72	11
MFS® Variable Insurance Trust II:
MFS VIT International Intrinsic Value Portfolio - Service Class	36	12
MFS VIT Value Series - Service Class	207	228
MFS® Variable Insurance Trust III:
MFS VIT III Global Real Estate Portfolio - Service Class	42	60
Invesco Oppenheimer Main Street Fund®:
Invesco V.I. Main Street Fund - Series II	217	119
Invesco V.I. Main Street Small Cap Fund - Series II	353	365
Invesco Variable Insurance Fund:
Invesco V.I. Core Bond Fund - Series II	18	968
Invesco V.I. Core Plus Bond Fund - Series II	660	98
Invesco V.I. Discovery Mid Cap Growth Fund - Series II	234	160
Invesco Oppenheimer V.I. International Growth Fund - Series II	169	291
PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio - Administrative Class	771	694
PIMCO Low Duration Portfolio - Administrative Class	118	209
PIMCO Real Return Portfolio - Administrative Class	473	480
PIMCO Short-Term Portfolio - Administrative Class	3,326	754
PIMCO Total Return Portfolio - Administrative Class	440	1269

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Purchases	Sales
	(Dollars in thousands)
ProFunds:
ProFund VP Europe 30	$64	$158
ProFund VP Rising Rates Opportunity	15	541
Putnam Variable Trust:
Putnam VT Income Fund - Class 1B	69	119
Putnam VT International Equity Fund - Class 1B	133	193
Putnam VT International Value Fund - Class 1B	1	5
Putnam VT Mortgage Securities Fund - Class 1B	129	144
Putnam VT Multi-Cap Core Fund - Class IB Shares	163	82
Putnam VT Small Cap Value Fund - Class 1B	91	30
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio - II	299	619
T. Rowe Price Health Sciences Portfolio - II	215	977
Variable Insurance Trust:
MFS VIT Utilities Series Portfolio - Service Class	426	361
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class S	442	551
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class A	141	545
Voya Intermediate Bond Portfolio - Class S	96,227	235,181
Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	173	131
Voya Balanced Income Portfolio - Service Class	32,006	45,626
Voya Balanced Income Portfolio - Service 2 Class	479	1,025
Voya Global Perspectives® Portfolio - Class A	8,553	12,285
Voya Government Liquid Assets Portfolio - Class I	124	512
Voya Government Liquid Assets Portfolio - Service Class	108,943	109,667
Voya Government Liquid Assets Portfolio - Service 2 Class	10,024	5,475
Voya High Yield Portfolio - Adviser Class	24	28
Voya High Yield Portfolio - Service Class	15,102	34,602
Voya Large Cap Growth Portfolio - Adviser Class	474,154	181,730
Voya Large Cap Growth Portfolio - Institutional Class	22	3
Voya Large Cap Growth Portfolio - Service Class	342,096	144,154
Voya Large Cap Growth Portfolio - Service 2 Class	4,005	1,449
Voya Limited Maturity Bond Portfolio - Service Class	222	2,626
Voya Retirement Conservative Portfolio - Adviser Class	46,099	52,957
Voya Retirement Growth Portfolio - Adviser Class	285,670	290,804
Voya Retirement Moderate Growth Portfolio - Adviser Class	185,483	214,229
Voya Retirement Moderate Portfolio - Adviser Class	96,389	110,026
Voya U.S. Stock Index Portfolio - Service Class	35,369	33,298
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	525	439
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	28,146	38,765
VY® CBRE Global Real Estate Portfolio - Adviser Class	15	14
VY® CBRE Global Real Estate Portfolio - Service Class	4,133	5,558
VY® CBRE Global Real Estate Portfolio - Service 2 Class	54	53
VY® CBRE Real Estate Portfolio - Adviser Class	106	21
VY® CBRE Real Estate Portfolio - Service Class	16,740	15,008
VY® CBRE Real Estate Portfolio - Service 2 Class	1,505	1,205

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Purchases	Sales
	(Dollars in thousands)
Voya Investors Trust (continued):
VY® Invesco Growth and Income Portfolio - Adviser Class	$141	$127
VY® Invesco Growth and Income Portfolio - Service Class	53,917	41,025
VY® Invesco Growth and Income Portfolio - Service 2 Class	3,530	3,550
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	329	200
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	56,174	33,423
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	1,957	1,030
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	241	121
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	226	228
VY® Morgan Stanley Global Franchise Portfolio - Service Class	26,095	36,511
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	3,139	5,393
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	8,363	5,899
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	311,355	325,784
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	6,440	6,371
VY® T. Rowe Price International Stock Portfolio - Adviser Class	69	464
VY® T. Rowe Price International Stock Portfolio - Service Class	15,858	96,583
Voya Partners, Inc.:
Voya Global Bond Portfolio - Adviser Class	19	62
Voya Global Bond Portfolio - Service Class	69	332
Voya International High Dividend Low Volatility Portfolio - Adviser Class	212	172
Voya International High Dividend Low Volatility Portfolio - Service Class	16,444	36,653
Voya Solution 2025 Portfolio - Adviser Class	179	444
Voya Solution 2025 Portfolio - Service Class	2,142	1,442
Voya Solution 2035 Portfolio - Adviser Class	56	3
Voya Solution 2035 Portfolio - Service Class	1,330	651
Voya Solution 2045 Portfolio - Adviser Class	16	1
Voya Solution 2045 Portfolio - Service Class	186	51
Voya Solution 2055 Portfolio - Adviser Class	56	238
Voya Solution Income Portfolio - Adviser Class	100	277
Voya Solution Income Portfolio - Service Class	1,546	1,561
Voya Solution Moderately Aggressive Portfolio - Service Class	76,617	63,409
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	511	363
VY® American Century Small-Mid Cap Value Portfolio - Service Class	1,260	675
VY® Baron Growth Portfolio - Adviser Class	275	180
VY® Columbia Contrarian Core Portfolio - Adviser Class	243	52
VY® Columbia Small Cap Value II Portfolio - Adviser Class	176	90
VY® Columbia Small Cap Value II Portfolio - Service Class	8,456	8,676
VY® Invesco Equity and Income Portfolio - Adviser Class	553	119
VY® Invesco Equity and Income Portfolio - Initial Class	82	253
VY® Invesco Equity and Income Portfolio - Service Class	52,100	52,994
VY® Invesco Equity and Income Portfolio - Service 2 Class	58,181	43,474
VY® Invesco Global Portfolio - Adviser Class	172	144
VY® Invesco Global Portfolio - Initial Class	394	257
VY® Invesco Global Portfolio - Service Class	21,153	21,284
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	360	353
VY® JPMorgan Mid Cap Value Portfolio - Service Class	12,823	11,541
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	229	231
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	1,756	980
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	679	367

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Purchases	Sales
	(Dollars in thousands)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S	$248	$153
Voya Strategic Allocation Growth Portfolio - Class S	65	17
Voya Strategic Allocation Moderate Portfolio - Class S	105	145
Voya Variable Funds:
Voya Growth and Income Portfolio - Class S	29	106
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class A	1	—
Voya Global High Dividend Low Volatility Portfolio - Class S	27,877	60,036
Voya Index Plus LargeCap Portfolio - Class S	25,735	16,382
Voya Index Plus MidCap Portfolio - Class S	11,884	8,457
Voya Index Plus SmallCap Portfolio - Class S	6,652	6,245
Voya International Index Portfolio - Class A	17,909	54,211
Voya International Index Portfolio - Class S	86,421	9,167
Voya Russell™ Large Cap Growth Index Portfolio - Class S	68,744	105,167
Voya Russell™ Large Cap Index Portfolio - Class I	480	180
Voya Russell™ Large Cap Index Portfolio - Class A	1,008	2,093
Voya Russell™ Large Cap Index Portfolio - Class S	78,031	228,803
Voya Russell™ Large Cap Value Index Portfolio - Class I	—	1
Voya Russell™ Large Cap Value Index Portfolio - Class S	40,162	185,854
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	114,566	169,044
Voya Russell™ Mid Cap Index Portfolio - Class A	344	490
Voya Russell™ Mid Cap Index Portfolio - Class S	27,425	30,568
Voya Russell™ Small Cap Index Portfolio - Class A	244	302
Voya Russell™ Small Cap Index Portfolio - Class S	34,725	49,403
Voya Small Company Portfolio - Class A	107	73
Voya Small Company Portfolio - Class S	16,942	9,718
Voya U.S. Bond Index Portfolio - Class S	19,454	31,280
Voya Variable Products Trust:
Voya SmallCap Opportunities Portfolio - Class A	301	197
Voya SmallCap Opportunities Portfolio - Class S	4,728	3,133
Wells Fargo Funds Trust:
Allspring VT Omega Growth Fund - Class 2	70	22
Wells Fargo Variable Trust:
Allspring VT Index Asset Allocation Fund - Class 2	77	47
Allspring VT Small Cap Growth Fund - Class 2	19	6

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
6.	Changes in Units
The changes in units outstanding for the years ended December 31, 2022 and 2021 are shown in the following table:

	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
AIM Variable Insurance Funds:
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	9,622	1,867	7,755	87,439	18,729	68,710
American Funds Insurance Series®:
Washington Mutual Investors Fund - Class 4	3,479	27,063	(23,584)	28,995	59,011	(30,016)
The Bond Fund of America - Class 4	1,954	66,844	(64,890)	63,309	207,656	(144,347)
Capital Income Builder Fund - Class 4	14,057	18,180	(4,123)	36,749	40,263	(3,514)
Global Growth Fund - Class 4	8,659	33,567	(24,908)	23,822	18,299	5,523
Growth Fund - Class 4	7,912	33,130	(25,218)	40,727	57,369	(16,642)
International Fund - Class 4	2,599	6,170	(3,571)	12,147	11,660	487
New World Fund - Class 4	575	18,321	(17,746)	17,220	11,267	5,953
BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class III	14,624	38,867	(24,243)	31,408	33,612	(2,204)
BlackRock Global Allocation V.I. Fund - Class III	242,015	4,073,941	(3,831,926)	1,916,047	5,576,084	(3,660,037)
BlackRock High Yield V.I. Fund - Class III	1,050	56,347	(55,297)	21,799	17,135	4,664
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III	53	8,323	(8,270)	14,832	2,025	12,807
Columbia Funds Series Trust II:
Columbia VP Seligman Global Technology Fund - Class 2	3,654	23,282	(19,628)	21,131	14,007	7,124
Columbia Funds Variable Insurance Trust:
Columbia Small Cap Value Fund, Variable Series - Class 2	4,845	184,212	(179,367)	76,554	339,632	(263,078)
Columbia Small Company Growth Fund, Variable Series - Class 1	—	49	(49)	—	35	(35)
Columbia Funds Variable Series Trust II:
Columbia VP Large Cap Growth Fund - Class 1	5	382	(377)	—	129	(129)
Deutsche Variable Series I:
DWS Core Equity VIP - Class B	320	7,477	(7,157)	2,168	18,043	(15,875)
Deutsche Variable Series II:
DWS Alternative Asset Allocation VIP - Class B	—	7,230	(7,230)	8	6,012	(6,004)
DWS High Income VIP - Class B	—	714	(714)	881	309	572

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class	148,998	143,091	5,907	50,830	46,372	4,458
Federated Hermes Insurance Series:
Federated Hermes High Income Bond Fund II - Service Shares	2,909	50,437	(47,528)	43,086	4,205	38,881
Federated Hermes Kaufmann Fund II - Service Shares	257	11,017	(10,760)	6,910	7,866	(956)
Fidelity® Variable Insurance Products:
Fidelity® VIP Strategic Income Portfolio - Service Class 2	5,949	26,623	(20,674)	24,286	37,078	(12,792)
Fidelity® Variable Insurance Products II:
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2	9,662	12,420	(2,758)	14,869	2,945	11,924
Fidelity® Variable Insurance Products V:
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2	—	2,217	(2,217)	10,252	—	10,252
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2	10,410	7,347	3,063	3,802	5,440	(1,638)
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2	16	—	16	3,354	3,809	(455)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value VIP Fund - Class 2	2,157	20,591	(18,434)	8,683	31,720	(23,037)
Franklin Strategic Income VIP Fund - Class 2	33	9,796	(9,763)	1,851	5,922	(4,071)
Templeton Global Bond VIP Fund - Class 2	11,637	68,781	(57,144)	42,779	66,576	(23,797)
Ivy Equity Funds:
Delaware VIP Real Estate Securities - Class II	4,088	12,054	(7,966)	3,710	3,893	(183)
Ivy Funds Variable Insurance Portfolios:
Delaware Ivy VIP Asset Strategy - Class II	259	5,144	(4,885)	424	3,211	(2,787)
Delaware Ivy VIP Balanced - Class II	12,150	50,204	(38,054)	510	2,396	(1,886)
Delaware Ivy VIP Energy - Class II	24,306	194,782	(170,476)	427,758	291,619	136,139
Delaware Ivy VIP High Income - Class II	190	6,648	(6,458)	6,377	6,178	199
Delaware Ivy VIP International Core Equity - Class II	736	355	381	4,735	766	3,969
Delaware Ivy VIP Mid Cap Growth - Class II	174	2,297	(2,123)	31	2,936	(2,905)
Delaware Ivy VIP Science and Technology - Class II	706	2,294	(1,588)	420	4,553	(4,133)
Delaware Ivy VIP Small Cap Core - Class II	1,360	6,157	(4,797)	2,306	1,280	1,026
Delaware Ivy VIP Small Cap Growth - Class II	1,428	17,045	(15,617)	6,036	13,455	(7,419)
Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares	16,001	79,332	(63,331)	9,493	56,758	(47,265)
Janus Henderson Enterprise Portfolio - Service Shares	1,892	11,761	(9,869)	3,787	10,974	(7,187)
Janus Henderson Flexible Bond Portfolio - Service Shares	220	8,642	(8,422)	4,033	13,512	(9,479)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Legg Mason Partners Equity Trust:
ClearBridge Var Aggressive Growth Portfolio II	980	1,388	(408)	12,817	3,476	9,341
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio - Class II	5,149	13,483	(8,334)	12,012	1,626	10,386
Legg Mason Partners Variable Income Trust:
Western Asset Core Plus VIT Portfolio - Class I	—	314	(314)	—	52	(52)
MFS® Series Trust VIII:
MFS VIT II Income Portfolio - Service Class	1,015	15,936	(14,921)	539	11,360	(10,821)
MFS Variable Insurance Trust:
MFS VIT Research Series Portfolio - Service Class	975	396	579	1,349	2,071	(722)
MFS® Variable Insurance Trust II:
MFS VIT International Intrinsic Value Portfolio - Service Class	1,126	524	602	607	2,494	(1,887)
MFS VIT Value Series - Service Class	9,024	15,056	(6,032)	9,388	11,597	(2,209)
MFS® Variable Insurance Trust III:
MFS VIT III Global Real Estate Portfolio - Service Class	145	3,964	(3,819)	2,494	7,054	(4,560)
Invesco Oppenheimer Main Street Fund®:
Invesco V.I. Main Street Fund - Series II	821	6,777	(5,956)	1,421	3,424	(2,003)
Invesco V.I. Main Street Small Cap Fund - Series II	3,500	6,278	(2,778)	695	5,675	(4,980)
Invesco Variable Insurance Fund:
Invesco V.I. Core Bond Fund - Series II	14	91,767	(91,753)	13,904	41,870	(27,966)
Invesco V.I. Core Plus Bond Fund - Series II	66,005	9,837	56,168	—	—	—
Invesco V.I. Discovery Mid Cap Growth Fund - Series II	4,559	7,966	(3,407)	3,722	2,002	1,720
Invesco Oppenheimer V.I. International Growth Fund - Series II	2,735	22,324	(19,589)	8,370	16,906	(8,536)
PIMCO Variable Insurance Trust:
PIMCO All Asset Portfolio - Administrative Class	54,990	52,291	2,699	14,656	—	14,656
PIMCO Low Duration Portfolio - Administrative Class	8,224	19,339	(11,115)	10,516	21,872	(11,356)
PIMCO Real Return Portfolio - Administrative Class	13,835	28,733	(14,898)	30,992	38,638	(7,646)
PIMCO Short-Term Portfolio - Administrative Class	304,570	68,927	235,643	26,659	11,959	14,700
PIMCO Total Return Portfolio - Administrative Class	29,368	118,910	(89,542)	77,874	73,215	4,659
ProFunds:
ProFund VP Europe 30	649	12,536	(11,887)	973,627	1,002,927	(29,300)
ProFund VP Rising Rates Opportunity	9,964	401,014	(391,050)	6,646,139	6,660,553	(14,414)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Putnam Variable Trust:
Putnam VT Income Fund - Class 1B	2,346	10,714	(8,368)	13,671	21,889	(8,218)
Putnam VT International Equity Fund - Class 1B	7,407	16,947	(9,540)	11,224	1,291	9,933
Putnam VT International Value Fund - Class 1B	—	373	(373)	1,584	754	830
Putnam VT Mortgage Securities Fund - Class 1B	5,683	14,189	(8,506)	4,698	13,121	(8,423)
Putnam VT Multi-Cap Core Fund - Class IB Shares	1,128	3,863	(2,735)	14,787	934	13,853
Putnam VT Small Cap Value Fund - Class 1B	2,359	1,692	667	5,517	5,647	(130)
T. Rowe Price Equity Series, Inc.:
T. Rowe Price Blue Chip Growth Portfolio - II	5,543	30,903	(25,360)	11,445	46,157	(34,712)
T. Rowe Price Health Sciences Portfolio - II	7,840	52,001	(44,161)	21,867	42,283	(20,416)
Variable Insurance Trust:
MFS VIT Utilities Series Portfolio - Service Class	20,594	21,675	(1,081)	5,616	15,117	(9,501)
Voya Balanced Portfolio, Inc.:
Voya Balanced Portfolio - Class S	6,620	24,889	(18,269)	6,254	17,060	(10,806)
Voya Intermediate Bond Portfolio:
Voya Intermediate Bond Portfolio - Class A	7,186	50,170	(42,984)	19,129	64,529	(45,400)
Voya Intermediate Bond Portfolio - Class S	3,993,018	14,399,062	(10,406,044)	19,144,651	25,858,999	(6,714,348)
Voya Investors Trust:
Voya Balanced Income Portfolio - Adviser Class	1,572	9,476	(7,904)	4,056	11,073	(7,017)
Voya Balanced Income Portfolio - Service Class	620,462	2,501,379	(1,880,917)	1,406,548	2,878,396	(1,471,848)
Voya Balanced Income Portfolio - Service 2 Class	8,411	57,348	(48,937)	20,942	99,935	(78,993)
Voya Global Perspectives® Portfolio - Class A	62,653	879,332	(816,679)	181,009	1,002,533	(821,524)
Voya Government Liquid Assets Portfolio - Class I	12,620	52,278	(39,658)	39,681	—	39,681
Voya Government Liquid Assets Portfolio - Service Class	8,611,422	8,385,964	225,458	31,407,795	35,566,887	(4,159,092)
Voya Government Liquid Assets Portfolio - Service 2 Class	1,053,713	577,004	476,709	1,341,894	1,471,342	(129,448)
Voya High Yield Portfolio - Adviser Class	19	2,110	(2,091)	3,530	14,237	(10,707)
Voya High Yield Portfolio - Service Class	299,675	1,531,880	(1,232,205)	1,751,075	2,856,105	(1,105,030)
Voya Large Cap Growth Portfolio - Adviser Class	726,081	5,661,049	(4,934,968)	1,766,581	9,099,166	(7,332,585)
Voya Large Cap Growth Portfolio - Institutional Class	—	99	(99)	—	64	(64)
Voya Large Cap Growth Portfolio - Service Class	236,780	2,816,953	(2,580,173)	463,990	4,789,885	(4,325,895)
Voya Large Cap Growth Portfolio - Service 2 Class	2,648	28,699	(26,051)	1,655	35,307	(33,652)
Voya Limited Maturity Bond Portfolio - Service Class	1,704	121,396	(119,692)	206,180	322,283	(116,103)
Voya Retirement Conservative Portfolio - Adviser Class	1,407,499	4,174,468	(2,766,969)	2,725,452	5,645,858	(2,920,406)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Investors Trust: (continued)
Voya Retirement Growth Portfolio - Adviser Class	659,693	13,923,220	(13,263,527)	2,122,085	18,192,648	(16,070,563)
Voya Retirement Moderate Growth Portfolio - Adviser Class	932,457	10,739,133	(9,806,676)	1,804,756	12,480,964	(10,676,208)
Voya Retirement Moderate Portfolio - Adviser Class	605,007	6,146,524	(5,541,517)	2,155,972	7,717,550	(5,561,578)
Voya U.S. Stock Index Portfolio - Service Class	1,088,479	2,297,372	(1,208,893)	1,258,771	3,509,636	(2,250,865)
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class	41,547	41,257	290	37,709	27,687	10,022
VY® BlackRock Inflation Protected Bond Portfolio - Service Class	1,864,782	3,157,387	(1,292,605)	5,230,176	4,553,651	676,525
VY® CBRE Global Real Estate Portfolio - Adviser Class	208	997	(789)	3	3,637	(3,634)
VY® CBRE Global Real Estate Portfolio - Service Class	48,780	306,907	(258,127)	202,951	795,324	(592,373)
VY® CBRE Global Real Estate Portfolio - Service 2 Class	285	2,664	(2,379)	3,509	8,044	(4,535)
VY® CBRE Real Estate Portfolio - Adviser Class	381	1,258	(877)	74	13,431	(13,357)
VY® CBRE Real Estate Portfolio - Service Class	9,644	124,349	(114,705)	97,213	290,395	(193,182)
VY® CBRE Real Estate Portfolio - Service 2 Class	2,961	29,867	(26,906)	3,718	58,259	(54,541)
VY® Invesco Growth and Income Portfolio - Adviser Class	498	7,349	(6,851)	10,093	5,712	4,381
VY® Invesco Growth and Income Portfolio - Service Class	329,533	593,324	(263,791)	672,554	1,181,118	(508,564)
VY® Invesco Growth and Income Portfolio - Service 2 Class	20,840	99,151	(78,311)	20,774	176,172	(155,398)
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class	2,387	13,521	(11,134)	13,300	12,736	564
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class	242,768	1,252,557	(1,009,789)	2,853,033	3,999,104	(1,146,071)
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class	5,815	30,583	(24,768)	10,217	45,721	(35,504)
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class	1,198	7,326	(6,128)	6,945	18,556	(11,611)
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class	1,661	11,458	(9,797)	2,092	15,058	(12,966)
VY® Morgan Stanley Global Franchise Portfolio - Service Class	169,395	764,805	(595,410)	405,355	1,396,631	(991,276)
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class	8,265	109,996	(101,731)	9,994	127,303	(117,309)
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class	91,068	319,218	(228,150)	180,834	258,084	(77,250)
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class	362,320	3,320,717	(2,958,397)	1,515,781	4,822,763	(3,306,982)
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class	10,641	133,408	(122,767)	41,955	221,754	(179,799)
VY® T. Rowe Price International Stock Portfolio - Adviser Class	1,317	37,078	(35,761)	7,171	4,328	2,843
VY® T. Rowe Price International Stock Portfolio - Service Class	159,352	5,553,689	(5,394,337)	753,682	1,564,209	(810,527)
Voya Partners, Inc.:
Voya Global Bond Portfolio - Adviser Class	995	6,213	(5,218)	6,028	4,250	1,778
Voya Global Bond Portfolio - Service Class	574	23,761	(23,187)	6,654	26,151	(19,497)
Voya International High Dividend Low Volatility Portfolio - Adviser Class	17,106	14,444	2,662	6,037	14,999	(8,962)
Voya International High Dividend Low Volatility Portfolio - Service Class	678,043	2,891,656	(2,213,613)	1,710,532	4,457,458	(2,746,926)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Partners, Inc.: (continued)
Voya Solution 2025 Portfolio - Adviser Class	4,105	33,350	(29,245)	38,012	18,668	19,344
Voya Solution 2025 Portfolio - Service Class	1,521	65,308	(63,787)	778	55,258	(54,480)
Voya Solution 2035 Portfolio - Adviser Class	—	34	(34)	14,445	2,358	12,087
Voya Solution 2035 Portfolio - Service Class	1,227	25,427	(24,200)	264	72,375	(72,111)
Voya Solution 2045 Portfolio - Adviser Class	—	4	(4)	—	965	(965)
Voya Solution 2045 Portfolio - Service Class	1,766	1,687	79	95	11,663	(11,568)
Voya Solution 2055 Portfolio - Adviser Class	—	16,537	(16,537)	16,534	3	16,531
Voya Solution Income Portfolio - Adviser Class	732	23,014	(22,282)	7,534	12,144	(4,610)
Voya Solution Income Portfolio - Service Class	8,410	82,901	(74,491)	2,263	67,014	(64,751)
Voya Solution Moderately Aggressive Portfolio - Service Class	222,031	4,044,740	(3,822,709)	724,488	5,183,065	(4,458,577)
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class	7,417	21,113	(13,696)	40,315	10,585	29,730
VY® American Century Small-Mid Cap Value Portfolio - Service Class	14,624	11,658	2,966	1,457	8,061	(6,604)
VY® Baron Growth Portfolio - Adviser Class	5,466	8,882	(3,416)	7,880	20,835	(12,955)
VY® Columbia Contrarian Core Portfolio - Adviser Class	819	2,116	(1,297)	10,902	7,907	2,995
VY® Columbia Small Cap Value II Portfolio - Adviser Class	2,983	5,404	(2,421)	23,212	5,104	18,108
VY® Columbia Small Cap Value II Portfolio - Service Class	16,274	336,022	(319,748)	204,842	815,589	(610,747)
VY® Invesco Equity and Income Portfolio - Adviser Class	16,752	7,054	9,698	37,523	12,760	24,763
VY® Invesco Equity and Income Portfolio - Initial Class	—	8,570	(8,570)	65	2,932	(2,867)
VY® Invesco Equity and Income Portfolio - Service Class	65,141	1,930,287	(1,865,146)	364,997	2,835,185	(2,470,188)
VY® Invesco Equity and Income Portfolio - Service 2 Class	937,674	2,499,271	(1,561,597)	866,834	3,104,755	(2,237,921)
VY® Invesco Global Portfolio - Adviser Class	2,881	9,328	(6,447)	2,573	1,352	1,221
VY® Invesco Global Portfolio - Initial Class	995	7,452	(6,457)	10,422	16,926	(6,504)
VY® Invesco Global Portfolio - Service Class	209,674	683,691	(474,017)	460,034	883,295	(423,261)
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class	5,545	21,871	(16,326)	10,016	25,443	(15,427)
VY® JPMorgan Mid Cap Value Portfolio - Service Class	7,203	325,179	(317,976)	141,015	669,818	(528,803)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class	348	12,338	(11,990)	3,628	12,865	(9,237)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class	2,878	17,164	(14,286)	1,950	27,577	(25,627)
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class	2,797	18,926	(16,129)	3,952	29,890	(25,938)
Voya Strategic Allocation Portfolios, Inc.:
Voya Strategic Allocation Conservative Portfolio - Class S	—	5,590	(5,590)	6,911	8,813	(1,902)
Voya Strategic Allocation Growth Portfolio - Class S	33	404	(371)	393	1,851	(1,458)
Voya Strategic Allocation Moderate Portfolio - Class S	155	5,108	(4,953)	422	1,592	(1,170)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Year ended December 31,
	2022			2021
	Units	Units	Net Increase	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Voya Variable Funds:
Voya Growth and Income Portfolio - Class S	1,064	3,823	(2,759)	268,856	20,127,965	(19,859,109)
Voya Variable Portfolios, Inc.:
Voya Global High Dividend Low Volatility Portfolio - Class A	—	—	—	—	—	—
Voya Global High Dividend Low Volatility Portfolio - Class S	466,679	3,963,714	(3,497,035)	844,516	5,808,206	(4,963,690)
Voya Index Plus LargeCap Portfolio - Class S	12,774	497,563	(484,789)	267,829	976,701	(708,872)
Voya Index Plus MidCap Portfolio - Class S	5,575	232,233	(226,658)	158,680	477,892	(319,212)
Voya Index Plus SmallCap Portfolio - Class S	4,723	184,912	(180,189)	125,698	394,817	(269,119)
Voya International Index Portfolio - Class A	682,960	4,380,536	(3,697,576)	3,038,371	7,683,503	(4,645,132)
Voya International Index Portfolio - Class S	9,009,440	846,111	8,163,329	211,854	415,221	(203,367)
Voya Russell™ Large Cap Index Portfolio - Class I	44,855	19,628	25,227	88,455	2,338	86,117
Voya Russell™ Large Cap Growth Index Portfolio - Class S	433,993	1,650,526	(1,216,533)	1,146,694	3,021,919	(1,875,225)
Voya Russell™ Large Cap Index Portfolio - Class A	32,307	176,625	(144,318)	1,442,463	97,653	1,344,810
Voya Russell™ Large Cap Index Portfolio - Class S	490,272	6,932,525	(6,442,253)	43,122,398	5,778,379	37,344,019
Voya Russell™ Large Cap Value Index Portfolio - Class I	—	70	(70)	—	2	(2)
Voya Russell™ Large Cap Value Index Portfolio - Class S	854,755	5,163,251	(4,308,496)	20,008,914	5,120,595	14,888,319
Voya Russell™ Mid Cap Growth Index Portfolio - Class S	364,259	3,560,317	(3,196,058)	15,856,611	3,003,463	12,853,148
Voya Russell™ Mid Cap Index Portfolio - Class A	2,356	28,555	(26,199)	15,918	26,835	(10,917)
Voya Russell™ Mid Cap Index Portfolio - Class S	516,810	1,044,672	(527,862)	1,574,551	1,976,370	(401,819)
Voya Russell™ Small Cap Index Portfolio - Class A	2,350	18,002	(15,652)	17,174	26,675	(9,501)
Voya Russell™ Small Cap Index Portfolio - Class S	400,724	1,923,267	(1,522,543)	2,233,128	4,462,182	(2,229,054)
Voya Small Company Portfolio - Class A	9	5,448	(5,439)	848	3,648	(2,800)
Voya Small Company Portfolio - Class S	126,783	373,776	(246,993)	271,067	547,798	(276,731)
Voya U.S. Bond Index Portfolio - Class S	1,547,990	2,645,025	(1,097,035)	3,807,481	5,642,722	(1,835,241)
Voya Variable Products Trust:
Voya SmallCap Opportunities Portfolio - Class A	1,297	14,267	(12,970)	7,377	6,388	989
Voya SmallCap Opportunities Portfolio - Class S	14,295	132,084	(117,789)	63,105	218,911	(155,806)
Wells Fargo Funds Trust:
Allspring VT Omega Growth Fund - Class 2	—	378	(378)	10	6,892	(6,882)
Wells Fargo Variable Trust:
Allspring VT Index Asset Allocation Fund - Class 2	—	1,248	(1,248)	—	1,389	(1,389)
Allspring VT Small Cap Growth Fund - Class 2	—	88	(88)	—	4,020	(4,020)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
7.	Financial Highlights
A summary of unit values, units outstanding, and net assets for variable annuity Contracts, expense ratios, excluding expenses of underlying Funds, investment income ratios, and total return for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, follows:

Fund						Investment
Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
2022	85	$11.99	to	$11.38	969	7.72%	0.60%	to	1.15%	(15.11)%	to	(15.57)%
2021	77	$14.11	to	$13.47	1,041	0.52%	0.60%	to	1.15%	8.62%	to	8.02%
2020	8	$12.99	to	$12.47	106	7.81%	0.60%	to	1.15%	9.34%	to	8.72%
2019	11	$11.88	to	$11.47	124	—%	0.60%	to	1.15%	14.23%	to	13.56%
2018	12	$10.96	to	$11.22	135	3.88%	0.60%	to	1.15%		9.14%
Washington Mutual Investors Fund - Class 4
2022	295	$17.15	to	$15.76	4,732	1.63%	0.60%	to	1.15%	(9.23)%	to	(9.73)%
2021	318	$18.90	to	$17.46	5,653	1.27%	0.60%	to	1.15%	26.76%	to	26.06%
2020	348	$14.91	to	$13.85	4,902	1.47%	0.60%	to	1.15%	7.81%	to	7.20%
2019	343	$13.83	to	$12.92	4,508	1.94%	0.60%	to	1.15%	20.37%	to	19.63%
2018	369	$10.80	to	$11.49	4,039	1.97%	0.60%	to	1.15%	(9.53)%	to	(9.92)%
The Bond Fund of America - Class 4
2022	152	$10.24	to	$9.79	1,536	2.27%	0.60%	to	1.15%	(12.71)%	to	(13.19)%
2021	217	$11.80	to	$11.35	2,529	0.89%	0.60%	to	1.15%	(1.17)%	to	(1.73)%
2020	362	$11.94	to	$11.55	4,235	1.73%	0.60%	to	1.15%	8.64%	to	8.15%
2019	206	$10.99	to	$10.68	2,233	2.78%	0.60%	to	1.15%	8.49%	to	7.77%
2018	157	$9.91	to	$10.13	1,578	2.11%	0.60%	to	1.15%	(1.46)%	to	(1.98)%
Capital Income Builder Fund - Class 4
2022	149	$12.87	to	$12.87	1,915	2.51%	0.60%	to	1.15%	(7.93)%	to	(8.43)%
2021	153	$13.98	to	$14.05	2,144	2.75%	0.60%	to	1.15%	14.03%	to	13.31%
2020	156	$12.26	to	$12.40	1,930	2.45%	0.60%	to	1.15%	3.46%	to	2.99%
2019	186	$11.85	to	$12.04	2,226	2.63%	0.60%	to	1.15%	16.98%	to	16.22%
2018	228	$10.13	to	$10.36	2,341	2.75%	0.60%	to	1.15%	(7.83)%	to	(8.32)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Global Growth Fund - Class 4
2022		95	$17.22	to	$17.00	$1,627	0.37%	0.60%	to	1.15%	(25.38)%	to	(25.79)%
2021		120	$23.08	to	$22.90	$2,756	0.24%	0.60%	to	1.15%	15.46%	to	14.79%
2020		114	$19.99	to	$19.95	$2,282	0.14%	0.60%	to	1.15%	29.39%	to	28.63%
2019		122	$15.45	to	$15.51	$1,882	0.96%	0.60%	to	1.15%	34.11%	to	33.36%
2018		142	$11.52	to	$11.63	$1,643	0.57%	0.60%	to	1.15%	(9.79)%	to	(10.26)%
Growth Fund - Class 4
2022		362	$22.47	to	$20.50	$7,737	0.09%	0.60%	to	1.15%	(31.44)%	to	(31.82)%
2021		388	$32.35	to	$29.67	$11,950	0.06%	0.60%	to	1.15%	20.93%	to	20.27%
2020		404	$26.75	to	$24.67	$10,343	0.21%	0.60%	to	1.15%	50.79%	to	49.97%
2019		458	$17.74	to	$16.45	$7,805	0.58%	0.60%	to	1.15%	29.68%	to	28.92%
2018		542	$12.76	to	$13.68	$7,143	0.28%	0.60%	to	1.15%	(1.08)%	to	(1.62)%
International Fund - Class 4
2022		120	$10.89	to	$11.31	$1,317	1.41%	0.60%	to	1.15%	(21.63)%	to	(22.06)%
2021		123	$13.87	to	$14.48	$1,730	2.17%	0.60%	to	1.15%	(2.32)%	to	(2.82)%
2020		123	$14.20	to	$14.90	$1,769	0.40%	0.60%	to	1.15%	12.97%	to	12.28%
2019		133	$12.57	to	$13.27	$1,711	1.21%	0.60%	to	1.15%	21.92%	to	21.30%
2018		151	$10.31	to	$10.94	$1,595	1.65%	0.60%	to	1.15%	(13.94)%	to	(14.40)%
New World Fund - Class 4
2022		72	$13.50	to	$13.28	$960	0.94%	0.60%	to	1.15%	(22.89)%	to	(23.31)%
2021		89	$17.47	to	$17.28	$1,553	0.68%	0.60%	to	1.15%	3.99%	to	3.41%
2020		83	$16.80	to	$16.71	$1,398	—%	0.60%	to	1.15%	22.54%	to	21.88%
2019		91	$13.71	to	$13.71	$1,244	0.79%	0.60%	to	1.15%	28.13%	to	27.30%
2018		97	$10.70	to	$10.77	$1,038	0.76%	0.60%	to	1.15%	(14.81)%	to	(15.20)%
BlackRock Equity Dividend V.I. Fund - Class III
2022		255	$17.92	to	$16.11	$4,383	1.38%	0.60%	to	1.15%	(5.76)%	to	(6.28)%
2021		279	$18.80	to	$17.00	$5,049	1.33%	0.60%	to	1.15%	19.52%	to	18.88%
2020		281	$15.73	to	$14.30	$4,258	1.71%	0.60%	to	1.15%	2.95%	to	2.44%
2019		323	$15.28	to	$13.96	$4,750	1.82%	0.60%	to	1.15%	26.70%	to	25.99%
2018		367	$11.08	to	$12.06	$4,270	1.89%	0.60%	to	1.15%	(7.94)%	to	(8.51)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
179
	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
BlackRock Global Allocation V.I. Fund - Class III
2022		27,692	$12.66	to	$12.79	388,721	—%	0.60%	to	2.35%	(16.63)%	to	(18.09)%
2021		31,526	$15.18	to	$15.61	536,715	0.82%	0.60%	to	2.35%	5.78%	to	3.93%
2020		35,185	$14.35	to	$15.02	573,393	1.17%	0.60%	to	2.35%	19.98%	to	17.80%
2019		40,288	$11.96	to	$12.75	553,667	1.23%	0.60%	to	2.35%	17.03%	to	15.07%
2018		46,731	$10.22	to	$12.91	555,086	0.84%	0.60%	to	2.35%	(8.09)%	to	(9.77)%
BlackRock High Yield V.I. Fund - Class III
2022		134	$12.30	to	$11.49	1,596	4.55%	0.60%	to	1.15%	(10.98)%	to	(11.47)%
2021		189	$13.83	to	$13.00	2,545	4.27%	0.60%	to	1.15%	4.54%	to	4.00%
2020		185	$13.23	to	$12.50	2,375	4.85%	0.60%	to	1.15%	6.44%	to	5.84%
2019		232	$12.43	to	$11.81	2,816	5.27%	0.60%	to	1.15%	14.14%	to	13.45%
2018		228	$10.41	to	$10.89	2,418	5.61%	0.60%	to	1.15%	(3.46)%	to	(3.97)%
BlackRock 60/40 Target Allocation ETF V.I. Fund - Class III
2022		19	$13.59	to	$13.57	262	1.53%	0.60%	to	1.15%	(15.73)%	to	(16.19)%
2021		28	$16.09	to	$16.16	445	2.12%	0.60%	to	1.15%	10.97%	to	10.38%
2020		15	$14.50	to	$14.64	215	1.69%	0.60%	to	1.15%	13.73%	to	13.05%
2019		11	$12.75	to	$12.95	139	2.34%	0.60%	to	1.15%	20.51%	to	19.80%
2018		11	$10.58	to	$10.81	117	0.83%	0.60%	to	1.15%	(5.79)%	to	(6.24)%
Columbia VP Seligman Global Technology Fund - Class 2
2022		126	$21.89	to	$21.21	2,693	—%	0.60%	to	1.15%	(32.77)%	to	(33.14)%
2021		145	$32.31	to	$31.48	4,614	0.31%	0.60%	to	1.15%	37.84%	to	37.11%
2020		138	$23.44	to	$22.96	3,195	—%	0.60%	to	1.15%	44.96%	to	44.13%
2019		136	$16.17	to	$15.93	2,167	—%	0.60%	to	1.15%	54.00%	to	53.17%
2018		140	$10.40	to	$10.50	1,460	—%	0.60%	to	1.15%	(9.01)%	to	(9.49)%
Columbia Small Cap Value Fund, Variable Series - Class 2
2022		1,100	$32.98	to	$24.06	45,059	0.46%	0.95%	to	2.35%	(11.09)%	to	(12.33)%
2021		1,279	$36.58	to	$27.07	58,456	0.54%	0.95%	to	2.35%	27.59%	to	25.79%
2020		1,543	$28.67	to	$21.52	55,925	0.27%	0.95%	to	2.35%	7.54%	to	6.01%
2019		1,777	$26.66	to	$20.30	60,537	0.27%	0.95%	to	2.35%	19.82%	to	18.16%
2018		1,777	$26.66	to	$20.30	60,537	0.28%	0.95%	to	2.35%	19.82%	to	18.16%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Columbia Small Company Growth Fund, Variable Series - Class 1
2022		1	$50.55	to	$49.05	$46	—%	1.40%	to	1.55%	(36.74)%	to	(36.83)%
2021		1	$79.81	to	$77.57	$77	—%	1.40%	to	1.55%	(4.26)%	to	(4.40)%
2020		1	$83.36	to	$81.14	$83	—%	1.40%	to	1.55%	68.71%	to	86.57%
2019		1		$49.41		$49	—%		1.40%			38.75%
2018		1		$35.61		$35	—%		1.40%			(3.15)%
Columbia VP Large Cap Growth Fund - Class 1
2022		5	$22.09	to	$20.82	$99	—%	1.40%	to	1.90%	(32.55)%	to	(32.89)%
2021		5	$32.65	to	$30.92	$159	—%	1.40%	to	1.90%	26.94%	to	26.26%
2020		5	$25.72	to	$24.49	$129	—%	1.40%	to	1.90%	32.85%	to	32.16%
2019		6	$19.36	to	$18.53	$112	—%	1.40%	to	1.90%	28.30%	to	33.31%
2018		5	$13.90	to	$14.39	$71	—%	1.45%	to	1.90%	(5.33)%	to	(5.76)%
DWS Core Equity VIP - Class B
2022		55	$19.41	to	$17.33	$959	0.45%	0.60%	to	1.15%	(16.63)%	to	(17.09)%
2021		62	$23.17	to	$20.81	$1,307	0.38%	0.60%	to	1.15%	24.17%	to	23.50%
2020		78	$18.66	to	$16.85	$1,326	0.93%	0.60%	to	1.15%	14.97%	to	14.31%
2019		84	$16.23	to	$14.74	$1,249	0.79%	0.60%	to	1.15%	29.12%	to	28.51%
2018		88	$11.47	to	$12.57	$1,022	1.77%	0.60%	to	1.15%	(6.54)%	to	(7.13)%
DWS Alternative Asset Allocation VIP - Class B
2022		55	$11.29	to	$11.45	$627	6.89%	0.60%	to	1.15%	(8.11)%	to	(8.61)%
2021		62	$12.31	to	$12.55	$778	1.68%	0.60%	to	1.15%	11.71%	to	11.06%
2020		68	$11.02	to	$11.30	$768	2.24%	0.60%	to	1.15%	4.65%	to	4.05%
2019		69	$10.53	to	$10.86	$751	3.56%	0.60%	to	1.15%	13.71%	to	13.13%
2018		74	$9.26	to	$9.60	$711	1.16%	0.60%	to	1.15%	(9.92)%	to	(10.45)%
DWS High Income VIP - Class B
2022		10	$12.10	to	$11.38	$115	4.86%	0.60%	to	1.15%	(9.77)%	to	(10.27)%
2021		11	$13.43	to	$12.70	$138	3.76%	0.60%	to	1.15%	3.15%	to	2.58%
2020		10	$13.02	to	$12.38	$128	5.23%	0.60%	to	1.15%	5.17%	to	4.56%
2019		12	$12.38	to	$11.84	$140	5.39%	0.60%	to	1.15%	14.63%	to	14.07%
2018		11	$10.80	to	$10.38	$120	8.30%	0.60%	to	1.15%	(3.31)%	to	(3.89)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Eaton Vance VT Floating-Rate Income Fund - Initial Class
2022		331	$11.54	to	$10.74	$3,658	4.93%	0.60%	to	1.15%	(3.34)%	to	(3.87)%
2021		325	$11.93	to	$11.17	$3,738	2.94%	0.60%	to	1.15%	2.93%	to	2.48%
2020		321	$11.59	to	$10.90	$3,601	3.03%	0.60%	to	1.15%	1.40%	to	0.83%
2019		418	$11.43	to	$10.81	$4,659	4.36%	0.60%	to	1.15%	6.42%	to	5.77%
2018		555	$10.22	to	$10.74	$5,850	3.98%	0.60%	to	1.15%	(0.65)%	to	(1.16)%
Federated Hermes High Income Bond Fund II - Service Shares
2022		21	$10.71	to	$10.38	$220	7.45%	0.60%	to	1.15%	(12.45)%	to	(12.93)%
2021		68	$12.23	to	$11.92	$819	6.19%	0.60%	to	1.15%	3.82%	to	3.29%
2020		30	$11.78	to	$11.54	$343	5.03%	0.60%	to	1.15%	4.80%	to	4.25%
2019		30	$11.24	to	$11.07	$333	6.03%	0.60%	to	1.15%	13.42%	to	12.73%
2018		34	$9.82	to	$9.91	$331	9.14%	0.60%	to	1.15%	(3.97)%	to	(4.47)%
Federated Hermes Kaufmann Fund II - Service Shares
2022		14	$14.39	to	$13.94	$196	—%	0.60%	to	1.15%	(30.46)%	to	(30.84)%
2021		25	$20.76	to	$20.22	$504	—%	0.60%	to	1.15%	1.67%	to	1.10%
2020		26	$20.42	to	$20.00	$518	—%	0.60%	to	1.15%	27.70%	to	26.98%
2019		15	$15.99	to	$15.75	$237	—%	0.60%	to	1.15%	32.70%	to	32.02%
2018		20	$11.93	to	$12.05	$234	—%	0.60%	to	1.15%	2.99%	to	2.32%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
2022		262	$11.35	to	$10.62	$2,918	3.24%	0.60%	to	1.15%	(11.82)%	to	(12.30)%
2021		283	$12.91	to	$12.15	$3,583	2.35%	0.60%	to	1.15%	2.95%	to	2.36%
2020		296	$12.54	to	$11.87	$3,646	2.79%	0.60%	to	1.15%	6.54%	to	5.98%
2019		335	$11.77	to	$11.20	$3,882	3.09%	0.60%	to	1.15%	10.00%	to	9.37%
2018		343	$10.24	to	$10.70	$3,616	3.66%	0.60%	to	1.15%	(3.43)%	to	(3.94)%
Fidelity® VIP Disciplined Small Cap Portfolio - Service Class 2
2022		23	$14.82	to	$13.81	$336	0.61%	0.60%	to	1.15%	(19.76)%	to	(20.20)%
2021		26	$18.28	to	$17.13	$464	0.30%	0.60%	to	1.15%	19.71%	to	18.96%
2020		14	$15.27	to	$14.40	$208	0.34%	0.60%	to	1.15%	17.37%	to	16.79%
2019		29	$13.01	to	$12.33	$373	0.78%	0.60%	to	1.15%	22.62%	to	21.96%
2018		38	$10.11	to	$10.61	$399	0.86%	0.60%	to	1.15%	(13.81)%	to	(14.32)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Fidelity® VIP FundsManager 20% Portfolio - Service Class 2
2022		83	$11.49	to	$10.91	$905	2.12%	0.60%	to	1.15%	(10.00)%	to	(10.49)%
2021		85	$12.81	to	$12.23	$1,041	0.93%	0.60%	to	1.15%	2.89%	to	2.34%
2020		75	$12.45	to	$11.95	$894	0.93%	0.60%	to	1.15%	7.42%	to	6.79%
2019		74	$11.59	to	$11.19	$834	1.75%	0.60%	to	1.15%	9.55%	to	8.85%
2018		74	$10.28	to	$10.58	$765	2.93%	0.60%	to	1.15%		(2.49)%
Fidelity® VIP FundsManager 60% Portfolio - Service Class 2
2022		79	$14.30	to	$13.53	$1,098	1.63%	0.60%	to	1.15%	(15.69)%	to	(16.15)%
2021		76	$16.98	to	$16.15	$1,259	0.91%	0.60%	to	1.15%	11.56%	to	10.92%
2020		78	$15.22	to	$14.56	$1,158	0.83%	0.60%	to	1.15%	14.26%	to	13.57%
2019		77	$13.32	to	$12.82	$1,001	1.50%	0.60%	to	1.15%	19.46%	to	18.81%
2018		67	$10.79	to	$11.15	$728	1.38%	0.60%	to	1.15%	(7.08)%	to	(7.54)%
Fidelity® VIP FundsManager 85% Portfolio - Service Class 2
2022		4	$16.15	to	$15.29	$63	0.92%	0.60%	to	1.15%	(17.79)%	to	(18.24)%
2021		4	$19.63	to	$18.69	$76	1.34%	0.60%	to	1.15%	16.98%	to	16.30%
2020		4	$16.78	to	$16.07	$73	—%	0.60%	to	1.15%	16.53%	to	15.95%
2019		4	$14.40	to	$13.86	$60	1.78%	0.60%	to	1.15%	25.44%	to	24.64%
2018		5	$11.12	to	$11.48	$52	—%	0.60%	to	1.15%	(9.68)%	to	(10.11)%
Franklin Small Cap Value VIP Fund - Class 2
2022		144	$47.37	to	$43.60	$6,586	0.94%	0.75%	to	1.35%	(11.14)%	to	(11.67)%
2021		162	$53.06	to	$49.15	$8,352	1.10%	0.75%	to	1.35%	24.41%	to	23.68%
2020		185	$42.65	to	$39.74	$7,685	1.25%	0.75%	to	1.35%	4.41%	to	3.79%
2019		200	$40.85	to	$38.29	$7,983	1.08%	0.75%	to	1.35%	25.38%	to	24.64%
2018		222	$30.68	to	$32.58	$7,070	0.93%	0.75%	to	1.35%	(13.51)%	to	(14.07)%
Franklin Strategic Income VIP Fund - Class 2
2022		60	$10.27	to	$9.80	$617	4.04%	0.60%	to	1.15%	(11.20)%	to	(11.68)%
2021		70	$11.58	to	$11.11	$809	3.27%	0.60%	to	1.15%	1.49%	to	1.00%
2020		74	$11.41	to	$11.00	$843	4.46%	0.60%	to	1.15%	2.79%	to	2.23%
2019		90	$11.10	to	$10.76	$996	5.15%	0.60%	to	1.15%	7.45%	to	6.75%
2018		96	$10.08	to	$10.33	$986	3.07%	0.60%	to	1.15%	(2.73)%	to	(3.26)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Templeton Global Bond VIP Fund - Class 2
2022		285	$8.55	to	$8.91	$2,475	—%	0.60%	to	1.15%	(5.30)%	to	(5.82)%
2021		342	$9.04	to	$9.48	$3,149	—%	0.60%	to	1.15%	(5.64)%	to	(6.14)%
2020		366	$9.58	to	$10.10	$3,578	7.84%	0.60%	to	1.15%	(5.80)%	to	(6.39)%
2019		393	$10.17	to	$10.79	$4,101	7.08%	0.60%	to	1.15%	1.40%	to	0.84%
2018		400	$10.03	to	$10.70	$4,123	—%	0.60%	to	1.15%	1.31%	to	0.85%
Delaware VIP Real Estate Securities - Class II
2022		9	$12.12	to	$11.75	$103	0.91%	0.60%	to	1.15%	(24.88)%	to	(25.29)%
2021		17	$16.24	to	$15.83	$265	0.88%	0.60%	to	1.15%	42.83%	to	42.10%
2020		17	$11.37	to	$11.14	$188	1.58%	0.60%	to	1.15%	(3.73)%	to	(4.30)%
2019		27	$11.81	to	$11.64	$318	1.18%	0.60%	to	1.15%	23.66%	to	23.04%
2018		18	$10.14	to	$10.18	$184	(a)	0.60%	to	1.15%		(a)
Delaware Ivy VIP Asset Strategy - Class II
2022		21	$12.07	to	$13.71	$258	1.35%	0.60%	to	1.15%	(15.20)%	to	(15.66)%
2021		26	$14.24	to	$16.26	$374	1.60%	0.60%	to	1.15%	9.79%	to	9.13%
2020		29	$12.97	to	$14.90	$378	1.75%	0.60%	to	1.15%	13.18%	to	12.62%
2019		37	$11.46	to	$13.23	$423	1.97%	0.60%	to	1.15%	21.01%	to	20.38%
2018		51	$9.47	to	$10.99	$490	1.87%	0.60%	to	1.15%	(5.96)%	to	(6.55)%
Delaware Ivy VIP Balanced - Class II
2022		34	$14.66	to	$13.75	$477	0.71%	0.60%	to	1.15%	(16.36)%	to	(16.82)%
2021		72	$17.57	to	$16.57	$1,206	0.96%	0.60%	to	1.15%	15.29%	to	14.59%
2020		74	$15.24	to	$14.46	$1,080	1.36%	0.60%	to	1.15%	13.39%	to	12.79%
2019		65	$13.44	to	$12.82	$834	1.48%	0.60%	to	1.15%	21.41%	to	20.72%
2018		48	$10.62	to	$11.07	$513	1.50%	0.60%	to	1.15%	(3.82)%	to	(4.32)%
Delaware Ivy VIP Energy - Class II
2022		281	$7.96	to	$8.18	$2,285	2.80%	0.60%	to	1.15%	45.89%	to	45.09%
2021		451	$5.32	to	$5.50	$2,468	1.95%	0.60%	to	1.15%	41.11%	to	40.31%
2020		315	$3.77	to	$3.92	$1,223	2.42%	0.60%	to	1.15%	(37.27)%	to	(37.48)%
2019		70	$6.01	to	$6.27	$430	—%	0.60%	to	1.15%	2.91%	to	2.28%
2018		67	$5.84	to	$6.13	$400	—%	0.60%	to	1.15%	(34.53)%	to	(34.93)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Delaware Ivy VIP High Income - Class II
2022		93	$11.89	to	$11.14	$1,083	6.39%	0.60%	to	1.15%	(11.56)%	to	(12.04)%
2021		99	$13.43	to	$12.66	$1,312	5.79%	0.60%	to	1.15%	5.42%	to	4.80%
2020		99	$12.74	to	$12.08	$1,244	6.40%	0.60%	to	1.15%	5.38%	to	4.86%
2019		102	$12.09	to	$11.52	$1,225	6.59%	0.60%	to	1.15%	10.51%	to	9.92%
2018		102	$10.48	to	$10.94	$1,112	6.41%	0.60%	to	1.15%	(2.67)%	to	(3.32)%
Delaware Ivy VIP International Core Equity - Class II
2022		5	$12.40	to	$12.04	$62	2.25%	0.60%	to	1.15%	(15.11)%	to	(15.57)%
2021		5		$14.21		$68	—%		1.15%			12.87%
2020		1		$12.59		$10	—%		1.15%			5.98%
2019		1		$11.88		$9	—%		1.15%			17.28%
2018		1		$10.13		$7	15.38%		1.15%			(18.77)%
Delaware Ivy VIP Mid Cap Growth - Class II
2022		16		$19.13		$302	—%		0.60%			(30.88)%
2021		18		$27.81		$499	—%		0.60%			15.63%
2020		21	$24.05	to	$25.26	$501	—%	0.60%	to	1.15%	48.09%	to	47.29%
2019		30	$16.24	to	$17.15	$494	—%	0.60%	to	1.15%	37.16%	to	36.33%
2018		47	$11.84	to	$12.58	$556	—%	0.60%	to	1.15%	(0.67)%	to	(1.18)%
Delaware Ivy VIP Science and Technology - Class II
2022		43	$17.59	to	$19.31	$758	—%	0.60%	to	1.15%	(32.72)%	to	(33.09)%
2021		44	$25.97	to	$28.66	$1,162	—%	0.60%	to	1.15%	14.51%	to	13.87%
2020		48	$22.68	to	$25.17	$1,110	—%	0.60%	to	1.15%	34.52%	to	33.81%
2019		58	$16.86	to	$18.81	$988	—%	0.60%	to	1.15%	48.55%	to	47.76%
2018		65	$11.35	to	$12.73	$751	—%	0.60%	to	1.15%	(5.73)%	to	(6.33)%
Delaware Ivy VIP Small Cap Core - Class II
2022		13	$13.21	to	$12.79	$165	—%	0.60%	to	1.15%	(15.80)%	to	(16.27)%
2021		18	$15.59	to	$15.19	$269	—%	0.60%	to	1.15%	20.02%	to	19.32%
2020		16	$12.99	to	$12.73	$212	—%	0.60%	to	1.15%	6.39%	to	5.82%
2019		20	$12.21	to	$12.03	$241	—%	0.60%	to	1.15%	23.58%	to	22.88%
2018		18	$9.79	to	$9.88	$174	—%	0.60%	to	1.15%	(11.07)%	to	(11.48)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Delaware Ivy VIP Small Cap Growth - Class II
2022		35	$14.16	to	$14.70	$498	—%	0.60%	to	1.15%	(27.57)%	to	(27.96)%
2021		50	$19.45	to	$20.31	$994	0.95%	0.60%	to	1.15%	3.40%	to	2.78%
2020		58	$18.81	to	$19.76	$1,105	—%	0.60%	to	1.15%	36.80%	to	36.09%
2019		55	$13.75	to	$14.52	$763	—%	0.60%	to	1.15%	22.66%	to	21.91%
2018		50	$11.21	to	$11.91	$576	0.41%	0.60%	to	1.15%	(4.68)%	to	(5.18)%
Janus Henderson Balanced Portfolio - Service Shares
2022		190	$15.72	to	$15.34	$2,957	0.82%	0.60%	to	1.15%	(17.19)%	to	(17.65)%
2021		253	$18.96	to	$18.61	$4,761	0.81%	0.60%	to	1.15%	16.18%	to	15.59%
2020		300	$16.32	to	$16.10	$4,870	1.97%	0.60%	to	1.15%	13.33%	to	12.67%
2019		312	$14.40	to	$14.29	$4,478	1.62%	0.60%	to	1.15%	21.52%	to	20.90%
2018		319	$11.82	to	$11.85	$3,776	1.99%	0.60%	to	1.15%	(0.17)%	to	(0.76)%
Janus Henderson Enterprise Portfolio - Service Shares
2022		81	$20.63	to	$18.96	$1,586	0.08%	0.60%	to	1.15%	(16.83)%	to	(17.29)%
2021		91	$24.75	to	$22.87	$2,146	0.24%	0.60%	to	1.15%	15.82%	to	15.21%
2020		98	$21.37	to	$19.85	$2,011	0.04%	0.60%	to	1.15%	18.46%	to	17.80%
2019		141	$18.04	to	$16.85	$2,455	0.04%	0.60%	to	1.15%	34.33%	to	33.62%
2018		154	$12.61	to	$13.43	$1,991	0.17%	0.60%	to	1.15%	(1.25)%	to	(1.87)%
Janus Henderson Flexible Bond Portfolio - Service Shares
2022		60	$10.05	to	$9.66	$598	1.89%	0.60%	to	1.15%	(13.96)%	to	(14.43)%
2021		68	$11.75	to	$11.35	$798	2.09%	0.60%	to	1.15%	(1.67)%	to	(2.24)%
2020		78	$11.95	to	$11.61	$925	2.32%	0.60%	to	1.15%	9.53%	to	8.91%
2019		97	$10.91	to	$10.66	$1,060	2.75%	0.60%	to	1.15%	8.67%	to	8.11%
2018		112	$9.86	to	$10.04	$1,121	2.45%	0.60%	to	1.15%	(1.86)%	to	(2.47)%
ClearBridge Var Aggressive Growth Portfolio II
2022		16	$13.24	to	$11.80	$187	—%	0.60%	to	1.15%	(27.61)%	to	(28.01)%
2021		16	$18.15	to	$16.27	$264	0.54%	0.60%	to	1.15%	9.40%	to	8.83%
2020		7	$16.59	to	$14.95	$105	1.03%	0.60%	to	1.15%	17.00%	to	16.34%
2019		7	$14.18	to	$12.85	$89	1.36%	0.60%	to	1.15%	24.06%	to	23.32%
2018		5	$10.42	to	$11.43	$58	—%	0.60%	to	1.15%	(9.14)%	to	(9.63)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
ClearBridge Variable Mid Cap Portfolio - Class II
2022		11	$14.78	to	$14.10	$157	0.07%	0.60%	to	1.15%	(25.77)%	to	(26.18)%
2021		19	$19.96	to	$19.15	$376	—%	0.60%	to	1.15%	27.62%	to	26.91%
2020		9	$15.64	to	$15.09	$135	—%	0.60%	to	1.15%	14.41%	to	13.80%
2019		10	$13.67	to	$13.26	$133	—%	0.60%	to	1.15%	31.82%	to	31.16%
2018		11	$10.11	to	$10.37	$117	—%	0.60%	to	1.15%	(13.29)%	to	(13.81)%
Western Asset Core Plus VIT Portfolio - Class I
2022		0		$25.56		$5	1.01%		1.40%			(17.69)%
2021		0		$31.32		$16	—%		1.40%			(3.33)%
2020		1		$32.40		$18	—%		1.40%			7.78%
2019		0		$30.06		$10	—%		1.40%			10.60%
2018		0		$27.18		$9	—%		1.40%			(3.62)%
MFS VIT II Income Portfolio - Service Class
2022		19	$10.21	to	$9.89	$194	2.04%	0.60%	to	1.15%	(13.92)%	to	(14.39)%
2021		34	$11.93	to	$11.62	$402	2.57%	0.60%	to	1.15%	(0.50)%	to	(1.02)%
2020		45	$11.99	to	$11.74	$534	3.60%	0.60%	to	1.15%	8.51%	to	7.81%
2019		27	$11.05	to	$10.89	$299	3.41%	0.60%	to	1.15%	10.61%	to	10.00%
2018		29	$9.90	to	$9.99	$287	3.89%	0.60%	to	1.15%	(2.73)%	to	(3.23)%
MFS VIT Research Series Portfolio - Service Class
2022		21	$18.96	to	$17.67	$382	0.19%	0.60%	to	1.15%	(17.95)%	to	(18.40)%
2021		20	$23.10	to	$21.65	$455	0.24%	0.60%	to	1.15%	23.73%	to	23.08%
2020		21	$18.67	to	$17.59	$381	0.47%	0.60%	to	1.15%	15.60%	to	14.97%
2019		30	$16.15	to	$15.30	$468	0.71%	0.60%	to	1.15%	31.84%	to	31.11%
2018		31	$11.67	to	$12.25	$373	0.56%	0.60%	to	1.15%	(5.19)%	to	(5.74)%
MFS VIT International Intrinsic Value Portfolio - Service Class
2022		31	$12.99	to	$12.58	$393	0.45%	0.60%	to	1.15%	(24.13)%	to	(24.54)%
2021		30	$17.13	to	$16.69	$511	0.20%	0.60%	to	1.15%	9.60%	to	9.01%
2020		32	$15.63	to	$15.31	$497	0.79%	0.60%	to	1.15%	19.50%	to	18.77%
2019		40	$13.08	to	$12.89	$515	1.38%	0.60%	to	1.15%	24.93%	to	24.18%
2018		34	$10.38	to	$10.47	$353	1.12%	0.60%	to	1.15%	(10.28)%	to	(10.75)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
MFS VIT Value Series - Service Class
2022		45	$15.35	to	$14.87	$686	1.35%	0.60%	to	1.15%	(6.39)%	to	(6.91)%
2021		51	$16.45	to	$16.03	$836	1.04%	0.60%	to	1.15%	24.34%	to	23.69%
2020		53	$13.23	to	$12.96	$700	1.16%	0.60%	to	1.15%	2.64%	to	2.05%
2019		53	$12.89	to	$12.70	$680	2.22%	0.60%	to	1.15%	28.77%	to	28.02%
2018		40	$9.92	to	$10.01	$403	1.87%	0.60%	to	1.15%	(10.94)%	to	(11.43)%
MFS VIT III Global Real Estate Portfolio - Service Class
2022		41	$12.02	to	$11.65	$479	1.03%	0.60%	to	1.15%	(26.96)%	to	(27.36)%
2021		45	$16.60	to	$16.18	$726	1.04%	0.60%	to	1.15%	29.08%	to	28.41%
2020		49	$12.86	to	$12.60	$623	3.17%	0.60%	to	1.15%	0.55%	to	—%
2019		75	$12.79	to	$12.60	$953	3.22%	0.60%	to	1.15%	25.89%	to	25.25%
2018		72	$10.06	to	$10.16	$724	3.68%	0.60%	to	1.15%	(3.88)%	to	(4.46)%
Invesco V.I. Main Street Fund - Series II
2022		34	$14.86	to	$14.39	$484	0.95%	0.60%	to	1.15%	(21.10)%	to	(21.53)%
2021		40	$18.76	to	$18.27	$724	0.45%	0.60%	to	1.15%	26.50%	to	25.74%
2020		42	$14.83	to	$14.53	$604	1.06%	0.60%	to	1.15%	13.03%	to	12.37%
2019		40	$13.12	to	$12.93	$523	0.80%	0.60%	to	1.15%	30.94%	to	30.21%
2018		48	$9.93	to	$10.02	$476	0.85%	0.60%	to	1.15%	(8.66)%	to	(9.15)%
Invesco V.I. Main Street Small Cap Fund - Series II
2022		21	$55.47	to	$49.84	$1,116	0.24%	0.75%	to	1.35%	(17.26)%	to	(17.75)%
2021		24	$66.57	to	$60.18	$1,521	0.20%	0.75%	to	1.35%	21.35%	to	20.63%
2020		29	$54.86	to	$49.89	$1,520	0.32%	0.75%	to	1.35%	18.74%	to	18.03%
2019		35	$46.20	to	$42.27	$1,571	—%	0.75%	to	1.35%	25.17%	to	24.43%
2018		35	$33.97	to	$36.91	$1,260	0.07%	0.75%	to	1.35%	(11.21)%	to	(11.77)%
Invesco V.I. Core Plus Bond Fund - Series II
2022	4/29/2022	56	$9.41	to	$9.37	$527	(c)	0.60%	to	1.15%	(c)	to	(c)
2021		(c)	(c)	to	(c)	(c)	(c)	(c)	to	(c)	(c)	to	(c)
2020		(c)	(c)	to	(c)	(c)	(c)	(c)	to	(c)	(c)	to	(c)
2019		(c)	(c)	to	(c)	(c)	(c)	(c)	to	(c)	(c)	to	(c)
2018		(c)	(c)	to	(c)	(c)	(c)	(c)	to	(c)	(c)	to	(c)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Invesco V.I. Discovery Mid Cap Growth Fund - Series II
2022		17	$19.20	to	$18.08	$320	—%	0.60%	to	1.15%	(30.05)%	to	(30.43)%
2021		20	$28.04	to	$26.56	$558	—%	0.60%	to	1.15%	18.06%	to	17.42%
2020		19	$23.75	to	$22.62	$433	—%	0.60%	to	1.15%	39.38%	to	38.69%
2019		23	$17.04	to	$16.31	$381	—%	0.60%	to	1.15%	38.20%	to	37.41%
2018		27	$11.87	to	$12.33	$324	—%	0.60%	to	1.15%	(6.87)%	to	(7.41)%
Invesco Oppenheimer V.I. International Growth Fund - Series II
2022		56	$11.43	to	$11.88	$650	—%	0.60%	to	1.15%	(27.84)%	to	(28.23)%
2021		76	$15.78	to	$16.50	$1,211	—%	0.60%	to	1.15%	9.43%	to	8.84%
2020		84	$14.42	to	$15.16	$1,231	0.64%	0.60%	to	1.15%	20.27%	to	19.65%
2019		79	$11.99	to	$12.67	$958	0.75%	0.60%	to	1.15%	27.28%	to	26.45%
2018		122	$9.42	to	$10.02	$1,167	0.61%	0.60%	to	1.15%	(20.03)%	to	(20.48)%
PIMCO All Asset Portfolio - Administrative Class
2022		23	$13.07	to	$12.56	$290	7.21%	0.60%	to	1.15%	(12.22)%	to	(12.70)%
2021		20	$14.92	to	$14.41	$293	15.99%	0.60%	to	1.15%	15.57%	to	14.91%
2020		6	$12.91	to	$12.54	$70	4.26%	0.60%	to	1.15%	7.40%	to	6.72%
2019		18	$12.02	to	$11.75	$212	3.01%	0.60%	to	1.15%	11.19%	to	10.64%
2018		17	$10.62	to	$10.81	$186	3.13%	0.60%	to	1.15%	(6.00)%	to	(6.51)%
PIMCO Low Duration Portfolio - Administrative Class
2022		216	$9.80	to	$9.48	$2,096	1.63%	0.60%	to	1.15%	(6.21)%	to	(6.73)%
2021		228	$10.46	to	$10.17	$2,358	0.53%	0.60%	to	1.15%	(1.60)%	to	(2.12)%
2020		239	$10.63	to	$10.39	$2,516	1.29%	0.60%	to	1.15%	2.41%	to	1.86%
2019		207	$10.38	to	$10.20	$2,131	2.98%	0.60%	to	1.15%	3.39%	to	2.82%
2018		163	$9.92	to	$10.04	$1,630	2.06%	0.60%	to	1.15%	(0.20)%	to	(0.80)%
PIMCO Real Return Portfolio - Administrative Class
2022		214	$15.57	to	$13.99	$3,194	7.06%	0.75%	to	1.35%	(12.01)%	to	(12.54)%
2021		229	$17.81	to	$16.10	$3,917	4.88%	0.75%	to	1.35%	4.76%	to	4.21%
2020		237	$17.00	to	$15.45	$3,871	1.42%	0.75%	to	1.35%	10.89%	to	10.20%
2019		255	$15.33	to	$14.02	$3,755	1.62%	0.75%	to	1.35%	7.65%	to	6.94%
2018		292	$13.11	to	$14.24	$3,999	2.54%	0.75%	to	1.35%	(3.00)%	to	(3.53)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
PIMCO Short-Term Portfolio - Administrative Class
2022		426	$10.70	to	$10.19	$4,514	2.20%	0.60%	to	1.15%	(0.75)%	to	(1.29)%
2021		190	$10.79	to	$10.32	$2,014	1.08%	0.60%	to	1.15%	(0.64)%	to	(1.24)%
2020		175	$10.86	to	$10.45	$1,879	1.19%	0.60%	to	1.15%	1.69%	to	1.06%
2019		204	$10.68	to	$10.34	$2,150	2.29%	0.60%	to	1.15%	2.10%	to	1.67%
2018		222	$10.17	to	$10.46	$2,299	2.19%	0.60%	to	1.15%	0.97%	to	0.30%
PIMCO Total Return Portfolio - Administrative Class
2022		407	$10.02	to	$9.63	$3,997	2.52%	0.60%	to	1.15%	(14.18)%	to	(14.65)%
2021		496	$11.76	to	$11.36	$5,742	1.75%	0.60%	to	1.15%	(1.84)%	to	(2.41)%
2020		492	$11.98	to	$11.64	$5,804	2.06%	0.60%	to	1.15%	7.93%	to	7.38%
2019		471	$11.10	to	$10.84	$5,171	3.06%	0.60%	to	1.15%	7.77%	to	7.11%
2018		512	$10.12	to	$10.30	$5,227	2.61%	0.60%	to	1.15%	(1.15)%	to	(1.75)%
ProFund VP Europe 30
2022		106	$12.66	to	$9.51	$1,122	1.19%	0.95%	to	2.25%	(10.04)%	to	(11.21)%
2021		118	$13.85	to	$11.54	$1,376	1.01%	0.95%	to	2.35%	23.33%	to	21.60%
2020		147	$11.23	to	$9.49	$1,405	2.24%	0.95%	to	2.35%	(10.09)%	to	(11.31)%
2019		170	$12.49	to	$10.70	$1,815	2.93%	0.95%	to	2.35%	16.62%	to	15.05%
2018		196	$8.48	to	$10.71	$1,808	2.62%	0.95%	to	2.35%	(14.93)%	to	(16.22)%
ProFund VP Rising Rates Opportunity
2022		813	$1.79	to	$1.39	$1,271	—%	0.95%	to	2.25%	50.68%	to	48.73%
2021		1,203	$1.14	to	$0.90	$1,202	—%	0.95%	to	2.25%	(0.87)%	to	(2.17)%
2020		1,217	$1.15	to	$0.92	$1,238	0.65%	0.95%	to	2.25%	(27.67)%	to	(28.13)%
2019		1,076	$1.59	to	$1.28	$1,516	0.19%	0.95%	to	2.25%	(18.04)%	to	(19.50)%
2018		957	$1.59	to	$1.97	$1,661	—%	0.95%	to	2.25%	3.19%	to	1.79%
Putnam VT Income Fund - Class 1B
2022		78	$9.74	to	$9.58	$754	5.28%	0.60%	to	1.15%	(13.91)%	to	(14.38)%
2021		86	$11.37	to	$11.24	$977	1.33%	0.60%	to	1.15%	(5.17)%	to	(5.70)%
2020		94	$11.99	to	$11.92	$1,130	4.90%	0.60%	to	1.15%	5.08%	to	4.47%
2019		87	$11.41	to	$11.41	$992	2.80%	0.60%	to	1.15%	11.21%	to	10.67%
2018		71	$10.26	to	$10.31	$725	3.19%	0.60%	to	1.15%	(0.39)%	to	(0.96)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Putnam VT International Equity Fund - Class 1B
2022		2	$12.12	to	$12.58	$22	3.71%	0.60%	to	1.15%	(15.03)%	to	(15.49)%
2021		11	$14.31	to	$14.93	$163	—%	0.60%	to	1.15%	8.16%	to	7.56%
2020		1	$13.23	to	$13.88	$19	—%	0.60%	to	1.15%	11.46%	to	10.77%
2019		2	$11.87	to	$12.53	$21	—%	0.60%	to	1.15%	23.69%	to	24.42%
2018		2	$9.54	to	$10.13	$20	—%	0.60%	to	1.15%	(19.63)%	to	(20.05)%
Putnam VT International Value Fund - Class 1B
2022		1	$13.02	to	$12.96	$17	1.83%	0.60%	to	1.15%	(7.28)%	to	(7.79)%
2021		2	$14.06	to	$14.07	$23	—%	0.60%	to	1.15%	14.22%	to	(2.83)%
2020		1		$12.31		$10	—%		0.60%			3.36%
2019		1		$11.91		$9	—%		0.60%			19.46%
2018		1		$9.97		$7	—%		0.60%			(18.08)%
Putnam VT Mortgage Securities Fund - Class 1B
2022		73	$9.18	to	$9.03	$664	9.60%	0.60%	to	1.15%	(10.92)%	to	(11.41)%
2021		81	$10.27	to	$10.16	$832	—%	0.60%	to	1.15%	(4.38)%	to	(4.87)%
2020		90	$10.74	to	$10.68	$961	10.23%	0.60%	to	1.15%	(2.10)%	to	(2.64)%
2019		82	$10.97	to	$10.97	$897	2.22%	0.60%	to	1.15%	12.51%	to	11.82%
2018		93	$9.75	to	$9.81	$906	2.91%	0.60%	to	1.15%	(1.52)%	to	(2.00)%
Putnam VT Multi-Cap Core Fund - Class IB
2022		23	$20.64	to	$18.78	$448	0.98%	0.60%	to	1.15%	(16.79)%	to	(17.25)%
2021		26	$24.65	to	$22.56	$600	0.74%	0.60%	to	1.15%	30.22%	to	29.51%
2020		12	$18.93	to	$17.42	$216	0.98%	0.60%	to	1.15%	16.64%	to	15.98%
2019		12	$16.23	to	$15.02	$191	1.04%	0.60%	to	1.15%	30.78%	to	30.16%
2018		16	$11.54	to	$12.41	$192	1.03%	0.60%	to	1.15%	(8.14)%	to	(8.70)%
Putnam VT Small Cap Value Fund - Class 1B
2022		25	$15.59	to	$14.07	$377	0.16%	0.60%	to	1.15%	(14.55)%	to	(15.01)%
2021		24	$18.02	to	$16.36	$425	0.82%	0.60%	to	1.15%	39.04%	to	38.29%
2020		24	$12.96	to	$11.83	$310	0.99%	0.60%	to	1.15%	3.35%	to	2.78%
2019		24	$12.54	to	$11.51	$298	0.71%	0.60%	to	1.15%	23.55%	to	22.84%
2018		26	$9.37	to	$10.15	$265	0.43%	0.60%	to	1.15%	(20.45)%	to	(20.86)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
T. Rowe Price Blue Chip Growth Portfolio - II
2022		211	$17.07	to	$16.12	$3,538	—%	0.60%	to	1.15%	(39.37)%	to	(39.70)%
2021		237	$27.99	to	$26.58	$6,503	—%	0.60%	to	1.15%	16.63%	to	15.97%
2020		271	$24.00	to	$22.92	$6,399	—%	0.60%	to	1.15%	33.11%	to	32.41%
2019		302	$18.03	to	$17.31	$5,371	—%	0.60%	to	1.15%	28.79%	to	28.03%
2018		353	$13.52	to	$14.00	$4,881	—%	0.60%	to	1.15%	1.01%	to	0.52%
T. Rowe Price Health Sciences Portfolio - II
2022		271	$17.36	to	$18.69	$4,837	—%	0.60%	to	1.15%	(12.72)%	to	(13.20)%
2021		315	$20.00	to	$21.66	$6,511	—%	0.60%	to	1.15%	12.11%	to	11.53%
2020		335	$17.84	to	$19.42	$6,207	—%	0.60%	to	1.15%	28.53%	to	27.76%
2019		343	$13.88	to	$15.20	$4,952	—%	0.60%	to	1.15%	27.81%	to	27.20%
2018		408	$10.86	to	$11.95	$4,618	—%	0.60%	to	1.15%	0.28%	to	(0.33)%
MFS VIT Utilities Series Portfolio - Service Class
2022		89	$15.57	to	$16.96	$1,478	2.17%	0.60%	to	1.15%	0.33%	to	(0.22)%
2021		90	$15.59	to	$17.08	$1,495	1.56%	0.60%	to	1.15%	13.13%	to	12.52%
2020		100	$13.78	to	$15.18	$1,461	1.76%	0.60%	to	1.15%	4.95%	to	4.40%
2019		116	$13.13	to	$14.54	$1,611	4.35%	0.60%	to	1.15%	24.10%	to	23.43%
2018		86	$10.58	to	$11.78	$966	0.78%	0.60%	to	1.15%	0.19%	to	(0.34)%
Voya Balanced Portfolio - Class S
2022		88	$24.14	to	$14.93	$1,871	1.33%	0.75%	to	2.00%	(18.27)%	to	(19.29)%
2021		106	$29.48	to	$18.46	$2,722	1.50%	0.75%	to	2.00%	14.75%	to	13.32%
2020		117	$25.69	to	$16.29	$2,628	2.04%	0.75%	to	2.00%	9.74%	to	8.38%
2019		115	$23.41	to	$15.03	$2,360	2.28%	0.75%	to	2.00%	17.93%	to	16.42%
2018		137	$12.91	to	$19.85	$2,385	1.91%	0.75%	to	2.00%	(7.76)%	to	(8.89)%
Voya Intermediate Bond Portfolio - Class A
2022		256	$9.93	to	$9.40	$2,502	2.13%	0.60%	to	1.15%	(14.95)%	to	(15.42)%
2021		299	$11.73	to	$11.17	$3,462	2.47%	0.60%	to	1.15%	(2.01)%	to	(2.53)%
2020		344	$11.97	to	$11.46	$4,069	2.94%	0.60%	to	1.15%	6.68%	to	6.01%
2019		314	$11.22	to	$10.81	$3,487	2.81%	0.60%	to	1.15%	8.62%	to	8.10%
2018		285	$10.00	to	$10.33	$2,914	3.04%	0.60%	to	1.15%	(1.71)%	to	(2.25)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Intermediate Bond Portfolio - Class S
2022		102,906	$17.18	to	$10.97	$1,412,883	2.45%	0.75%	to	2.35%	(14.80)%	to	(16.16)%
2021		113,309	$20.29	to	$13.17	$1,861,681	2.74%	0.75%	to	2.35%	(1.84)%	to	(3.45)%
2020		120,026	$20.67	to	$13.64	$2,025,972	3.18%	0.75%	to	2.35%	6.77%	to	5.08%
2019		129,622	$19.36	to	$12.98	$2,070,231	3.18%	0.75%	to	2.35%	8.70%	to	6.92%
2018		143,182	$12.14	to	$17.81	$2,124,524	3.40%	0.75%	to	2.35%	(1.55)%	to	(3.11)%
Voya Balanced Income Portfolio - Adviser Class
2022		114	$11.99	to	$11.36	$1,333	1.90%	0.60%	to	1.15%	(14.73)%	to	(15.20)%
2021		122	$14.07	to	$13.41	$1,679	2.10%	0.60%	to	1.15%	7.98%	to	7.37%
2020		129	$13.03	to	$12.49	$1,650	3.21%	0.60%	to	1.15%	2.20%	to	1.63%
2019		172	$12.75	to	$12.29	$2,153	4.44%	0.60%	to	1.15%	17.19%	to	16.60%
2018		182	$10.54	to	$10.88	$1,945	5.37%	0.60%	to	1.15%	(5.96)%	to	(6.48)%
Voya Balanced Income Portfolio - Service Class
2022		10,861	$18.40	to	$14.51	$173,915	2.24%	0.95%	to	2.35%	(14.71)%	to	(15.90)%
2021		12,742	$21.59	to	$17.28	$241,376	2.37%	0.95%	to	2.35%	8.06%	to	6.54%
2020		14,213	$19.98	to	$16.22	$251,340	3.45%	0.95%	to	2.35%	2.04%	to	0.62%
2019		15,916	$19.58	to	$16.12	$278,046	4.65%	0.95%	to	2.35%	17.32%	to	15.64%
2018		17,837	$13.94	to	$16.69	$267,955	5.17%	0.95%	to	2.35%	(5.92)%	to	(7.25)%
Voya Balanced Income Portfolio - Service 2 Class
2022		174	$16.63	to	$14.52	$2,691	1.99%	1.40%	to	2.20%	(15.26)%	to	(15.94)%
2021		223	$19.65	to	$17.29	$4,107	2.02%	1.40%	to	2.20%	7.38%	to	6.47%
2020		302	$18.30	to	$16.24	$5,188	3.42%	1.40%	to	2.20%	1.61%	to	0.74%
2019		334	$18.01	to	$16.12	$5,677	4.22%	1.40%	to	2.20%	16.49%	to	15.56%
2018		317	$13.95	to	$15.46	$4,648	5.08%	1.40%	to	2.20%	(6.53)%	to	(7.25)%
Voya Global Perspectives® Portfolio - Class A
2022		5,148	$12.01	to	$11.20	$61,595	2.74%	0.60%	to	2.35%	(18.12)%	to	(19.55)%
2021		5,966	$14.67	to	$13.94	$88,147	3.30%	0.60%	to	2.35%	5.09%	to	3.26%
2020		6,787	$13.96	to	$13.50	$96,451	2.92%	0.60%	to	2.35%	15.09%	to	13.07%
2019		7,565	$12.13	to	$11.94	$94,485	3.35%	0.60%	to	2.35%	17.31%	to	15.25%
2018		8,703	$10.34	to	$11.24	$93,724	2.61%	0.60%	to	2.35%	(8.09)%	to	(9.68)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Government Liquid Assets Portfolio - Class I
2022		—		$9.79		$—	0.48%		1.50%			(0.01)%
2021	10/15/2021	40		$9.79		$389	(b)		1.50%			(b)
2020		(b)		(b)		(b)	(b)		(b)			(b)
2019		(b)		(b)		(b)	(b)		(b)			(b)
2018		(b)		(b)		(b)	(b)		(b)			(b)
Voya Government Liquid Assets Portfolio - Service Class
2022		22,343	$18.55	to	$7.97	$280,434	1.33%	0.75%	to	2.35%	0.59%	to	(1.02)%
2021		22,120	$18.44	to	$8.06	$281,174	—%	0.75%	to	2.35%	(0.75)%	to	(2.30)%
2020		26,278	$18.58	to	$8.25	$336,356	0.19%	0.75%	to	2.35%	(0.48)%	to	(2.14)%
2019		20,724	$18.67	to	$8.43	$273,886	1.66%	0.75%	to	2.35%	0.97%	to	(0.59)%
2018		23,843	$8.48	to	$18.49	$317,669	1.29%	0.75%	to	2.35%	0.60%	to	(1.05)%
Voya Government Liquid Assets Portfolio - Service 2 Class
2022		1,341	$10.00	to	$8.10	$12,344	1.05%	0.60%	to	2.20%	0.64%	to	(0.96)%
2021		864	$9.93	to	$8.18	$7,796	—%	0.60%	to	2.20%	(0.60)%	to	(2.15)%
2020		994	$9.99	to	$8.36	$9,269	0.16%	0.60%	to	2.20%	(0.40)%	to	(1.99)%
2019		795	$10.03	to	$8.53	$7,491	1.50%	0.60%	to	2.20%	1.01%	to	(0.58)%
2018		978	$8.58	to	$9.93	$9,175	1.11%	0.60%	to	2.20%	0.61%	to	(1.04)%
Voya High Yield Portfolio - Adviser Class
2022		39	$11.76	to	$10.70	$434	4.92%	0.60%	to	1.15%	(13.29)%	to	(13.77)%
2021		41	$13.57	to	$12.42	$530	4.59%	0.60%	to	1.15%	4.06%	to	3.50%
2020		52	$13.04	to	$12.00	$646	4.70%	0.60%	to	1.15%	4.57%	to	3.99%
2019		49	$12.47	to	$11.54	$588	4.50%	0.60%	to	1.15%	14.19%	to	13.58%
2018		70	$10.16	to	$10.92	$746	5.60%	0.60%	to	1.15%	(4.13)%	to	(4.69)%
Voya High Yield Portfolio - Service Class
2022		7,539	$22.60	to	$16.58	$148,623	5.19%	0.75%	to	2.35%	(13.12)%	to	(14.51)%
2021		8,771	$26.03	to	$19.41	$201,390	5.06%	0.75%	to	2.35%	4.25%	to	2.54%
2020		9,876	$24.97	to	$18.93	$219,808	4.96%	0.75%	to	2.35%	4.83%	to	3.16%
2019		11,649	$23.82	to	$18.35	$249,872	5.41%	0.75%	to	2.35%	14.35%	to	12.51%
2018		13,103	$16.31	to	$21.72	$248,526	5.78%	0.75%	to	2.35%	(3.92)%	to	(5.50)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Large Cap Growth Portfolio - Adviser Class
2022		39,369	$17.53	to	$23.14	$971,484	—%	0.60%	to	2.35%	(31.39)%	to	(32.58)%
2021		44,303	$25.56	to	$34.33	$1,612,107	—%	0.60%	to	2.35%	18.17%	to	16.10%
2020		51,639	$21.63	to	$29.57	$1,609,128	—%	0.60%	to	2.35%	29.37%	to	27.02%
2019		59,780	$16.72	to	$23.28	$1,457,697	0.09%	0.60%	to	2.35%	31.14%	to	28.83%
2018		70,169	$12.53	to	$20.14	$1,321,041	0.05%	0.60%	to	2.35%	(2.67)%	to	(4.39)%
Voya Large Cap Growth Portfolio - Institutional Class
2022		3		$20.54		$57	—%		0.75%			(31.05)%
2021		3		$29.78		$86	—%		0.75%			18.65%
2020		3		$25.10		$74	—%		0.75%			29.92%
2019		3		$19.32		$57	—%		0.75%			31.79%
2018		4	$14.27	to	$14.66	$61	—%	0.75%	to	1.35%	(2.27)%	to	(2.79)%
Voya Large Cap Growth Portfolio - Service Class
2022		19,920	$49.51	to	$33.83	$784,126	—%	0.75%	to	2.35%	(31.21)%	to	(32.31)%
2021		22,500	$71.94	to	$49.96	$1,299,916	—%	0.75%	to	2.35%	18.38%	to	16.48%
2020		26,827	$60.77	to	$42.89	$1,321,854	0.24%	0.75%	to	2.35%	29.60%	to	27.50%
2019		31,805	$46.89	to	$33.64	$1,221,580	0.43%	0.75%	to	2.35%	31.42%	to	29.33%
2018		37,634	$14.11	to	$35.68	$1,111,621	0.40%	0.75%	to	2.35%	(2.46)%	to	(4.06)%
Voya Large Cap Growth Portfolio - Service 2 Class
2022		246	$40.80	to	$33.84	$9,129	—%	1.40%	to	2.20%	(31.76)%	to	(32.31)%
2021		272	$59.80	to	$50.01	$14,868	—%	1.40%	to	2.20%	17.44%	to	16.49%
2020		305	$50.92	to	$42.93	$14,306	0.11%	1.40%	to	2.20%	28.59%	to	27.54%
2019		366	$39.60	to	$33.66	$13,412	0.28%	1.40%	to	2.20%	30.31%	to	29.26%
2018		436	$26.04	to	$30.39	$12,351	0.22%	1.40%	to	2.20%	(3.22)%	to	(4.02)%
Voya Limited Maturity Bond Portfolio - Service Class
2022		539	$29.30	to	$16.06	$10,664	1.55%	0.50%	to	2.25%	(5.33)%	to	(6.98)%
2021		659	$30.98	to	$17.28	$13,900	1.43%	0.50%	to	2.25%	(0.67)%	to	(2.43)%
2020		775	$31.19	to	$17.71	$16,680	1.94%	0.50%	to	2.25%	2.67%	to	0.85%
2019		890	$30.38	to	$17.56	$18,878	1.59%	0.50%	to	2.25%	3.54%	to	1.74%
2018		1,041	$10.62	to	$29.34	$21,661	1.48%	0.50%	to	2.25%	0.58%	to	(1.20)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Retirement Conservative Portfolio - Adviser Class
2022		20,646	$11.50	to	$10.13	$226,885	2.08%	0.60%	to	2.35%	(14.24)%	to	(15.74)%
2021		23,415	$13.45	to	$12.06	$304,422	2.11%	0.60%	to	2.35%	4.02%	to	2.29%
2020		26,330	$12.93	to	$11.79	$332,789	1.77%	0.60%	to	2.35%	9.67%	to	7.67%
2019		27,643	$11.79	to	$10.95	$322,441	1.88%	0.60%	to	2.35%	12.93%	to	10.94%
2018		29,697	$9.87	to	$11.25	$310,189	1.92%	0.60%	to	2.35%	(3.33)%	to	(5.00)%
Voya Retirement Growth Portfolio - Adviser Class
2022		97,421	$13.95	to	$16.13	$1,703,538	1.04%	0.60%	to	2.35%	(17.43)%	to	(18.87)%
2021		110,691	$16.85	to	$19.83	$2,365,013	1.69%	0.60%	to	2.35%	14.78%	to	12.80%
2020		126,749	$14.68	to	$17.58	$2,386,823	2.17%	0.60%	to	2.35%	13.01%	to	10.98%
2019		144,391	$12.99	to	$15.84	$2,435,436	1.87%	0.60%	to	2.35%	20.84%	to	18.74%
2018		165,782	$10.75	to	$15.21	$2,342,173	1.69%	0.60%	to	2.35%	(8.04)%	to	(9.68)%
Voya Retirement Moderate Growth Portfolio - Adviser Class
2022		66,752	$13.55	to	$15.63	$1,133,055	1.26%	0.60%	to	2.35%	(16.92)%	to	(18.37)%
2021		76,557	$16.28	to	$19.13	$1,578,977	1.76%	0.60%	to	2.35%	13.21%	to	11.29%
2020		87,243	$14.38	to	$17.19	$1,607,353	2.08%	0.60%	to	2.35%	12.43%	to	10.48%
2019		98,979	$12.79	to	$15.56	$1,640,581	1.92%	0.60%	to	2.35%	19.31%	to	17.17%
2018		113,710	$10.65	to	$15.13	$1,598,446	1.76%	0.60%	to	2.35%	(6.86)%	to	(8.48)%
Voya Retirement Moderate Portfolio - Adviser Class
2022		40,235	$12.58	to	$13.94	$610,253	1.59%	0.60%	to	2.35%	(15.67)%	to	(17.14)%
2021		45,775	$14.92	to	$16.83	$832,576	1.89%	0.60%	to	2.35%	8.98%	to	7.06%
2020		51,337	$13.69	to	$15.72	$866,539	2.02%	0.60%	to	2.35%	11.48%	to	9.55%
2019		57,904	$12.28	to	$14.35	$886,812	1.97%	0.60%	to	2.35%	16.51%	to	14.43%
2018		64,965	$10.47	to	$14.30	$864,522	1.83%	0.60%	to	2.35%	(5.72)%	to	(7.32)%
Voya U.S. Stock Index Portfolio - Service Class
2022		15,152	$12.46	to	$11.85	$182,885	1.00%	0.75%	to	2.35%	(19.63)%	to	(20.91)%
2021		16,360	$15.40	to	$14.89	$246,698	0.87%	0.75%	to	2.35%	27.06%	to	25.02%
2020		18,612	$12.12	to	$11.91	$223,170	1.54%	0.75%	to	2.35%	16.99%	to	15.07%
2019	12/13/2019	21,514	$10.36	to	$10.35	$222,779	(a)	0.75%	to	2.35%		(a)
2018		(a)		(a)		(a)	(a)		(a)			(a)

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® BlackRock Inflation Protected Bond Portfolio - Adviser Class
2022		156	$10.15	to	$9.88	$1,569	4.33%	0.60%	to	1.15%	(13.45)%	to	(13.92)%
2021		156	$11.78	to	$11.54	$1,825	2.36%	0.60%	to	1.15%	3.88%	to	3.41%
2020		146	$11.34	to	$11.16	$1,645	1.18%	0.60%	to	1.15%	9.88%	to	9.20%
2019		71	$10.32	to	$10.22	$731	1.95%	0.60%	to	1.15%	7.05%	to	6.46%
2018		73	$9.60	to	$9.64	$707	1.68%	0.60%	to	1.15%	(3.02)%	to	(3.52)%
VY® BlackRock Inflation Protected Bond Portfolio - Service Class
2022		11,601	$12.57	to	$10.06	$127,101	4.23%	0.75%	to	2.35%	(13.20)%	to	(14.58)%
2021		12,893	$14.57	to	$11.85	$165,024	2.44%	0.75%	to	2.35%	4.15%	to	2.51%
2020		12,216	$13.99	to	$11.56	$151,903	1.51%	0.75%	to	2.35%	10.07%	to	8.24%
2019		12,222	$12.71	to	$10.68	$139,743	2.22%	0.75%	to	2.35%	7.26%	to	5.53%
2018		13,753	$10.12	to	$11.85	$148,078	2.11%	0.75%	to	2.35%	(2.79)%	to	(4.35)%
VY CBRE Global Real Estate Portfolio - Adviser Class
2022		13	$10.55	to	$11.34	$141	2.42%	0.60%	to	1.15%	(25.33)%	to	(25.74)%
2021		14	$14.23	to	$15.38	$201	2.55%	0.60%	to	1.15%	32.87%	to	32.13%
2020		18	$10.71	to	$11.64	$191	4.22%	0.60%	to	1.15%	(5.97)%	to	(6.51)%
2019		25	$11.39	to	$12.45	$284	2.22%	0.60%	to	1.15%	23.27%	to	22.54%
2018		28	$9.24	to	$10.16	$256	4.17%	0.60%	to	1.15%	(9.68)%	to	(10.09)%
VY CBRE Global Real Estate Portfolio - Service Class
2022		2,488	$13.24	to	$12.96	$35,535	2.83%	0.75%	to	2.35%	(25.14)%	to	(26.33)%
2021		2,746	$17.81	to	$17.72	$53,268	2.71%	0.75%	to	2.35%	33.11%	to	30.97%
2020		3,338	$13.38	to	$13.53	$49,104	5.03%	0.75%	to	2.35%	(5.77)%	to	(7.27)%
2019		3,731	$14.20	to	$14.59	$58,765	2.73%	0.75%	to	2.35%	23.48%	to	21.38%
2018		4,393	$10.78	to	$14.39	$56,621	5.22%	0.75%	to	2.35%	(9.45)%	to	(10.90)%
VY CBRE Global Real Estate Portfolio - Service 2 Class
2022		40	$14.85	to	$12.96	$543	2.71%	1.40%	to	2.20%	(25.75)%	to	(26.35)%
2021		42	$20.15	to	$17.73	$786	2.48%	1.40%	to	2.20%	32.04%	to	30.95%
2020		47	$15.26	to	$13.54	$663	4.75%	1.40%	to	2.20%	(6.50)%	to	(7.26)%
2019		50	$16.32	to	$14.60	$768	2.66%	1.40%	to	2.20%	22.34%	to	21.36%
2018		58	$12.03	to	$13.34	$734	5.13%	1.40%	to	2.20%	(10.11)%	to	(10.82)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY CBRE Real Estate Portfolio - Adviser Class
2022		37	$12.22	to	$12.53	$451	1.23%	0.60%	to	1.15%	(27.21)%	to	(27.61)%
2021		38	$16.93	to	$17.45	$640	1.64%	0.60%	to	1.15%	50.49%	to	49.66%
2020		51	$11.25	to	$11.66	$576	1.94%	0.60%	to	1.15%	(7.41)%	to	(7.97)%
2019		54	$12.15	to	$12.67	$662	1.91%	0.60%	to	1.15%	26.96%	to	26.32%
2018		62	$9.57	to	$10.03	$591	2.57%	0.60%	to	1.15%	(8.60)%	to	(9.07)%
VY CBRE Real Estate Portfolio - Service Class
2022		746	$178.86	to	$21.79	$70,436	1.49%	0.50%	to	2.35%	(26.89)%	to	(28.25)%
2021		860	$246.74	to	$30.63	$113,720	1.77%	0.50%	to	2.35%	51.20%	to	48.40%
2020		1,054	$163.19	to	$20.64	$93,697	2.11%	0.50%	to	2.35%	(7.00)%	to	(8.75)%
2019		1,211	$175.48	to	$22.62	$117,079	2.21%	0.50%	to	2.35%	27.51%	to	25.18%
2018		1,431	$16.76	to	$137.62	$110,260	2.68%	0.50%	to	2.35%	(8.11)%	to	(9.88)%
VY CBRE Real Estate Portfolio - Service 2 Class
2022		193	$43.77	to	$21.81	$6,241	1.24%	1.40%	to	2.20%	(27.66)%	to	(28.24)%
2021		220	$61.01	to	$30.65	$9,928	1.56%	1.40%	to	2.20%	49.61%	to	48.43%
2020		274	$40.78	to	$20.65	$8,420	2.03%	1.40%	to	2.20%	(8.01)%	to	(8.75)%
2019		306	$44.33	to	$22.63	$10,363	2.05%	1.40%	to	2.20%	26.19%	to	25.17%
2018		357	$18.08	to	$35.13	$9,719	2.54%	1.40%	to	2.20%	(9.08)%	to	(9.83)%
VY® Invesco Growth and Income Portfolio - Adviser Class
2022		56	$16.42	to	$14.73	$884	0.96%	0.60%	to	1.15%	(7.81)%	to	(8.31)%
2021		63	$17.60	to	$15.88	$1,067	1.19%	0.60%	to	1.15%	27.72%	to	27.04%
2020		59	$13.78	to	$12.50	$783	1.67%	0.60%	to	1.15%	1.92%	to	1.38%
2019		59	$13.52	to	$12.33	$770	1.91%	0.60%	to	1.15%	23.58%	to	22.81%
2018		94	$10.04	to	$10.94	$1,010	1.11%	0.60%	to	1.15%	(14.40)%	to	(14.84)%
VY® Invesco Growth and Income Portfolio - Service Class
2022		3,957	$95.25	to	$24.29	$229,934	1.27%	0.50%	to	2.35%	(7.38)%	to	(9.09)%
2021		4,220	$101.67	to	$26.42	$266,941	1.37%	0.50%	to	2.35%	28.32%	to	25.99%
2020		4,729	$79.23	to	$20.97	$235,456	1.81%	0.50%	to	2.35%	2.39%	to	0.43%
2019		5,513	$77.38	to	$20.88	$272,325	2.46%	0.50%	to	2.35%	24.11%	to	21.82%
2018		6,486	$16.17	to	$62.35	$260,912	1.44%	0.50%	to	2.35%	(14.02)%	to	(15.61)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® Invesco Growth and Income Portfolio - Service 2 Class
2022		607	$38.19	to	$24.30	$19,116	1.05%	1.40%	to	2.20%	(8.36)%	to	(9.10)%
2021		686	$41.19	to	$26.43	$23,337	1.24%	1.40%	to	2.20%	26.97%	to	25.98%
2020		841	$32.44	to	$20.98	$22,758	1.74%	1.40%	to	2.20%	1.34%	to	0.53%
2019		947	$32.01	to	$20.87	$25,447	2.40%	1.40%	to	2.20%	22.74%	to	21.69%
2018		1,093	$17.15	to	$26.08	$24,265	1.30%	1.40%	to	2.20%	(14.91)%	to	(15.56)%
VY® JPMorgan Emerging Markets Equity Portfolio - Adviser Class
2022		71	$12.01	to	$12.55	$877	—%	0.60%	to	1.15%	(27.20)%	to	(27.60)%
2021		82	$16.40	to	$17.23	$1,390	—%	0.60%	to	1.15%	(10.92)%	to	(11.41)%
2020		81	$18.41	to	$19.45	$1,558	0.06%	0.60%	to	1.15%	32.16%	to	31.42%
2019		116	$13.93	to	$14.80	$1,674	—%	0.60%	to	1.15%	30.43%	to	29.71%
2018		142	$10.68	to	$11.41	$1,568	0.35%	0.60%	to	1.15%	(17.53)%	to	(18.03)%
VY® JPMorgan Emerging Markets Equity Portfolio - Service Class
2022		7,060	$11.96	to	$21.65	$158,052	—%	0.75%	to	2.35%	(27.08)%	to	(28.24)%
2021		8,071	$16.31	to	$30.01	$249,289	—%	0.75%	to	2.35%	(10.68)%	to	(12.15)%
2020		9,216	$18.26	to	$34.16	$322,905	0.30%	0.75%	to	2.35%	32.32%	to	30.23%
2019		11,011	$13.80	to	$26.23	$294,721	0.01%	0.75%	to	2.35%	30.81%	to	28.64%
2018		12,476	$9.56	to	$26.06	$258,107	0.58%	0.75%	to	2.35%	(17.38)%	to	(18.73)%
VY® JPMorgan Emerging Markets Equity Portfolio - Service 2 Class
2022		190	$38.30	to	$21.66	$5,511	—%	1.40%	to	2.20%	(27.67)%	to	(28.25)%
2021		215	$52.66	to	$30.02	$8,539	—%	1.40%	to	2.20%	(11.42)%	to	(12.17)%
2020		250	$59.45	to	$34.18	$11,304	0.18%	1.40%	to	2.20%	31.32%	to	30.26%
2019		287	$45.27	to	$26.24	$9,996	—%	1.40%	to	2.20%	29.75%	to	28.69%
2018		331	$20.39	to	$34.89	$8,933	0.41%	1.40%	to	2.20%	(18.10)%	to	(18.73)%
VY® JPMorgan Small Cap Core Equity Portfolio - Adviser Class
2022		68	$15.36	to	$14.66	$1,026	—%	0.60%	to	1.15%	(19.12)%	to	(19.56)%
2021		74	$18.87	to	$18.11	$1,376	—%	0.60%	to	1.15%	17.28%	to	16.61%
2020		86	$16.09	to	$15.53	$1,362	—%	0.60%	to	1.15%	15.09%	to	14.44%
2019		90	$13.98	to	$13.57	$1,235	0.08%	0.60%	to	1.15%	25.27%	to	24.50%
2018		113	$10.90	to	$11.16	$1,248	0.08%	0.60%	to	1.15%	(11.36)%	to	(11.81)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® Morgan Stanley Global Franchise Portfolio - Adviser Class
2022		101	$18.31	to	$17.14	$1,810	0.30%	0.60%	to	1.15%	(17.94)%	to	(18.39)%
2021		111	$22.44	to	$21.12	$2,435	0.47%	0.60%	to	1.15%	20.52%	to	19.86%
2020		124	$18.62	to	$17.62	$2,260	0.50%	0.60%	to	1.15%	12.17%	to	11.59%
2019		132	$16.60	to	$15.79	$2,145	0.64%	0.60%	to	1.15%	28.19%	to	27.44%
2018		150	$12.39	to	$12.95	$1,906	0.84%	0.60%	to	1.15%	(2.70)%	to	(3.20)%
VY® Morgan Stanley Global Franchise Portfolio - Service Class
2022		4,316	$52.38	to	$33.11	$180,688	0.55%	0.90%	to	2.35%	(17.87)%	to	(19.06)%
2021		4,911	$64.14	to	$41.14	$253,721	0.65%	0.90%	to	2.35%	20.56%	to	18.80%
2020		5,903	$53.20	to	$34.63	$254,888	0.68%	0.90%	to	2.35%	12.26%	to	10.64%
2019		6,700	$47.39	to	$31.30	$260,382	0.84%	0.90%	to	2.35%	28.19%	to	26.31%
2018		7,761	$20.48	to	$36.97	$238,037	1.05%	0.90%	to	2.35%	(2.58)%	to	(4.03)%
VY® Morgan Stanley Global Franchise Portfolio - Service 2 Class
2022		672	$49.26	to	$33.12	$27,063	0.39%	1.40%	to	2.20%	(18.41)%	to	(19.06)%
2021		774	$60.72	to	$41.16	$38,834	0.52%	1.40%	to	2.20%	19.83%	to	18.86%
2020		891	$50.67	to	$34.63	$37,478	0.55%	1.40%	to	2.20%	11.46%	to	10.57%
2019		996	$45.46	to	$31.32	$37,886	0.69%	1.40%	to	2.20%	27.37%	to	26.34%
2018		1,141	$24.79	to	$35.69	$34,473	0.87%	1.40%	to	2.20%	(3.28)%	to	(4.06)%
VY® T. Rowe Price Capital Appreciation Portfolio - Adviser Class
2022		2,526	$17.92	to	$16.29	$43,997	0.97%	0.60%	to	1.15%	(12.94)%	to	(13.42)%
2021		2,754	$20.60	to	$18.83	$55,149	0.56%	0.60%	to	1.15%	17.25%	to	16.59%
2020		2,831	$17.57	to	$16.15	$48,425	1.01%	0.60%	to	1.15%	16.82%	to	16.19%
2019		2,953	$15.04	to	$13.90	$43,265	1.31%	0.60%	to	1.15%	23.28%	to	22.57%
2018		2,934	$11.34	to	$12.20	$34,998	2.06%	0.60%	to	1.15%	(0.49)%	to	(1.05)%
VY® T. Rowe Price Capital Appreciation Portfolio - Service Class
2022		22,555	$32.34	to	$30.43	$1,912,779	1.16%	0.75%	to	2.35%	(12.77)%	to	(14.16)%
2021		25,512	$37.11	to	$35.49	$2,506,019	0.77%	0.75%	to	2.35%	17.51%	to	15.64%
2020		28,821	$31.58	to	$30.69	$2,449,652	1.20%	0.75%	to	2.35%	17.09%	to	15.20%
2019		32,134	$26.97	to	$26.64	$2,373,225	1.47%	0.75%	to	2.35%	23.43%	to	21.42%
2018		35,838	$20.48	to	$117.60	$2,189,453	2.10%	0.75%	to	2.35%	(0.27)%	to	(1.83)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® T. Rowe Price Capital Appreciation Portfolio - Service 2 Class
2022		991	$49.21	to	$30.45	$40,142	1.02%	1.40%	to	2.20%	(13.44)%	to	(14.13)%
2021		1,114	$56.91	to	$35.50	$52,336	0.62%	1.40%	to	2.20%	16.55%	to	15.60%
2020		1,293	$48.83	to	$30.71	$52,174	1.04%	1.40%	to	2.20%	16.15%	to	15.23%
2019		1,509	$42.04	to	$26.65	$53,293	1.29%	1.40%	to	2.20%	22.46%	to	21.47%
2018		1,762	$21.94	to	$34.33	$51,188	2.02%	1.40%	to	2.20%	(1.07)%	to	(1.88)%
Voya Global Bond Portfolio - Adviser Class
2022		38	$9.26	to	$8.74	$346	2.24%	0.60%	to	1.15%	(18.77)%	to	(19.22)%
2021		43	$11.47	to	$10.89	$489	2.43%	0.60%	to	1.15%	(5.75)%	to	(6.28)%
2020		42	$12.17	to	$11.62	$497	2.28%	0.60%	to	1.15%	7.89%	to	7.29%
2019		42	$11.28	to	$10.83	$466	2.39%	0.60%	to	1.15%	6.72%	to	6.18%
2018		52	$10.20	to	$10.57	$539	3.52%	0.60%	to	1.15%	(2.94)%	to	(3.59)%
Voya Global Bond Portfolio - Service Class
2022		168	$12.97	to	$11.65	$2,067	2.48%	0.75%	to	1.35%	(18.73)%	to	(19.21)%
2021		191	$16.03	to	$14.49	$2,922	2.65%	0.75%	to	1.35%	(5.76)%	to	(6.27)%
2020		210	$17.01	to	$15.46	$3,425	2.55%	0.75%	to	1.35%	8.07%	to	7.36%
2019		230	$15.74	to	$14.40	$3,477	2.71%	0.75%	to	1.35%	6.78%	to	6.19%
2018		255	$13.56	to	$14.74	$3,612	3.61%	0.75%	to	1.35%	(2.90)%	to	(3.49)%
Voya International High Dividend Low Volatility Portfolio - Adviser Class
2022		65	$10.53	to	$11.22	$718	3.13%	0.60%	to	1.15%	(10.15)%	to	(10.64)%
2021		62	$11.68	to	$12.53	$759	2.07%	0.60%	to	1.15%	10.82%	to	10.30%
2020		71	$10.54	to	$11.36	$785	3.04%	0.60%	to	1.15%	(1.77)%	to	(2.32)%
2019		58	$10.73	to	$11.63	$661	1.58%	0.60%	to	1.15%	15.38%	to	14.81%
2018		61	$9.30	to	$10.13	$604	1.70%	0.60%	to	1.15%	(15.84)%	to	(16.35)%
Voya International High Dividend Low Volatility Portfolio - Service Class
2022		17,214	$11.22	to	$10.29	$194,985	4.05%	0.75%	to	2.35%	(10.01)%	to	(11.45)%
2021		19,430	$12.43	to	$11.59	$246,350	2.22%	0.75%	to	2.35%	10.98%	to	9.13%
2020		22,177	$11.20	to	$10.62	$256,009	3.05%	0.75%	to	2.35%	(1.67)%	to	(3.28)%
2019		24,651	$11.39	to	$10.98	$292,457	1.88%	0.75%	to	2.35%	15.52%	to	13.66%
2018		27,902	$9.06	to	$12.25	$289,679	1.88%	0.75%	to	2.35%	(15.80)%	to	(17.15)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Solution 2025 Portfolio - Adviser Class
2022		41	$12.73	to	$12.44	$516	3.31%	0.60%	to	1.15%	(18.12)%	to	(18.56)%
2021		70	$15.56	to	$15.29	$1,081	3.67%	0.60%	to	1.15%	9.73%	to	9.14%
2020		51	$14.18	to	$14.01	$718	1.99%	0.60%	to	1.15%	12.54%	to	11.99%
2019		39	$12.60	to	$12.51	$487	2.61%	0.60%	to	1.15%	17.10%	to	16.48%
2018		40	$10.74	to	$10.76	$431	1.69%	0.60%	to	1.15%	(6.52)%	to	(7.09)%
Voya Solution 2025 Portfolio - Service Class
2022		517	$19.53	to	$18.35	$10,047	3.99%	1.00%	to	1.35%	(18.21)%	to	(18.50)%
2021		581	$23.90	to	$22.53	$13,811	2.81%	1.00%	to	1.35%	9.53%	to	9.16%
2020		636	$21.82	to	$20.64	$13,782	1.87%	1.00%	to	1.35%	12.42%	to	11.99%
2019		698	$19.41	to	$18.43	$13,467	2.33%	1.00%	to	1.35%	16.93%	to	16.57%
2018		795	$15.81	to	$17.18	$13,131	2.08%	0.75%	to	1.35%	(6.43)%	to	(7.00)%
Voya Solution 2035 Portfolio - Adviser Class
2022		20	$13.49	to	$13.32	$262	3.67%	0.60%	to	1.15%	(19.51)%	to	(19.95)%
2021		20	$16.72	to	$16.61	$327	0.91%	0.60%	to	1.15%	13.05%	to	12.46%
2020		8	$14.79	to	$14.77	$112	1.14%	0.60%	to	1.15%	13.51%	to	12.92%
2019		18	$13.03	to	$13.08	$240	2.55%	0.60%	to	1.15%	20.76%	to	20.11%
2018		21	$10.79	to	$10.89	$230	2.03%	0.60%	to	1.15%	(9.02)%	to	(9.63)%
Voya Solution 2035 Portfolio - Service Class
2022		278	$22.77	to	$20.46	$6,014	3.83%	0.75%	to	1.35%	(19.41)%	to	(19.89)%
2021		302	$28.19	to	$25.48	$8,121	2.08%	0.75%	to	1.35%	13.21%	to	12.54%
2020		374	$24.90	to	$22.64	$8,867	1.71%	0.75%	to	1.35%	13.59%	to	12.92%
2019		404	$21.92	to	$20.05	$8,445	2.25%	0.75%	to	1.35%	21.04%	to	20.28%
2018		430	$16.67	to	$18.11	$7,448	1.78%	0.75%	to	1.35%	(9.04)%	to	(9.60)%
Voya Solution 2045 Portfolio - Adviser Class
2022		5	$14.01	to	$13.94	$68	3.62%	0.60%	to	1.15%	(20.50)%	to	(20.94)%
2021		5	$17.56	to	$17.57	$85	2.31%	0.60%	to	1.15%	16.21%	to	15.67%
2020		6	$15.11	to	$15.19	$88	1.07%	0.60%	to	1.15%	15.43%	to	14.73%
2019		8	$13.09	to	$13.24	$99	1.17%	0.60%	to	1.15%	22.80%	to	22.14%
2018		7	$10.66	to	$10.84	$72	1.41%	0.60%	to	1.15%	(11.02)%	to	(11.58)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Solution 2045 Portfolio - Service Class
2022		27	$23.31	to	$21.90	$607	3.93%	1.00%	to	1.35%	(20.60)%	to	(20.88)%
2021		27	$29.26	to	$27.58	$760	1.65%	1.00%	to	1.35%	16.11%	to	15.69%
2020		38	$25.20	to	$23.84	$935	1.57%	1.00%	to	1.35%	15.12%	to	14.73%
2019		40	$21.89	to	$20.78	$845	1.95%	1.00%	to	1.35%	22.63%	to	22.24%
2018		46	$17.00	to	$17.85	$794	1.35%	1.00%	to	1.35%	(11.11)%	to	(11.46)%
Voya Solution 2055 Portfolio - Adviser Class
2022		1	$14.03	to	$13.96	$7	6.19%	0.60%	to	1.15%	(20.73)%	to	(21.16)%
2021		17	$17.63	to	$17.63	$300	3.25%	0.60%	to	1.15%	16.37%	to	15.68%
2020		1	$15.15	to	$15.24	$8	—%	0.60%	to	1.15%	15.03%	to	14.41%
2019		1	$13.17	to	$13.32	$7	—%	0.60%	to	1.15%	23.43%	to	22.65%
2018		8	$10.67	to	$10.86	$89	1.06%	0.60%	to	1.15%	(11.31)%	to	(11.71)%
Voya Solution Income Portfolio - Adviser Class
2022		34	$11.57	to	$11.21	$398	4.09%	0.60%	to	1.15%	(15.63)%	to	(16.09)%
2021		57	$13.75	to	$13.39	$779	2.53%	0.60%	to	1.15%	5.53%	to	4.94%
2020		61	$13.03	to	$12.76	$799	2.14%	0.60%	to	1.15%	10.99%	to	10.29%
2019		60	$11.74	to	$11.57	$698	2.05%	0.60%	to	1.15%	12.13%	to	11.57%
2018		73	$10.37	to	$10.47	$766	1.78%	0.60%	to	1.15%	(3.86)%	to	(4.34)%
Voya Solution Income Portfolio - Service Class
2022		544	$17.40	to	$15.63	$8,987	3.75%	0.75%	to	1.35%	(15.44)%	to	(15.95)%
2021		618	$20.62	to	$18.64	$12,151	2.86%	0.75%	to	1.35%	5.58%	to	4.95%
2020		683	$19.53	to	$17.76	$12,750	2.26%	0.75%	to	1.35%	11.09%	to	10.38%
2019		798	$17.58	to	$16.09	$13,449	2.84%	0.75%	to	1.35%	12.26%	to	11.66%
2018		900	$14.41	to	$15.66	$13,547	2.39%	0.75%	to	1.35%	(3.75)%	to	(4.38)%
Voya Solution Moderately Aggressive Portfolio - Service Class
2022		29,895	$13.80	to	$12.24	$384,717	3.16%	0.75%	to	2.35%	(19.74)%	to	(21.02)%
2021		33,716	$17.14	to	$15.45	$544,170	1.62%	0.75%	to	2.35%	16.28%	to	14.44%
2020		38,172	$14.74	to	$13.50	$535,011	1.76%	0.75%	to	2.35%	13.04%	to	11.20%
2019		43,152	$13.04	to	$12.14	$540,082	2.29%	0.75%	to	2.35%	21.76%	to	19.72%
2018		49,143	$10.14	to	$10.71	$510,312	1.81%	0.75%	to	2.35%	(9.85)%	to	(11.29)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® American Century Small-Mid Cap Value Portfolio - Adviser Class
2022		104	$17.19	to	$15.25	$1,706	1.05%	0.60%	to	1.15%	(6.94)%	to	(7.45)%
2021		118	$18.37	to	$16.39	$2,066	0.85%	0.60%	to	1.15%	26.17%	to	25.50%
2020		88	$14.56	to	$13.06	$1,234	1.00%	0.60%	to	1.15%	2.75%	to	2.11%
2019		86	$14.17	to	$12.79	$1,173	1.17%	0.60%	to	1.15%	29.41%	to	28.67%
2018		99	$9.94	to	$10.95	$1,050	0.85%	0.60%	to	1.15%	(15.05)%	to	(15.48)%
VY® American Century Small-Mid Cap Value Portfolio - Service Class
2022		43	$52.94	to	$51.09	$2,345	1.20%	0.75%	to	1.35%	(6.86)%	to	(7.41)%
2021		40	$56.51	to	$54.86	$2,332	0.85%	0.75%	to	1.35%	26.36%	to	25.60%
2020		47	$44.72	to	$43.68	$2,155	1.16%	0.75%	to	1.35%	2.73%	to	2.13%
2019		56	$43.53	to	$42.77	$2,481	1.31%	0.75%	to	1.35%	29.71%	to	28.90%
2018		66	$31.65	to	$35.04	$2,269	1.00%	0.75%	to	1.35%	(14.99)%	to	(15.51)%
VY® Baron Growth Portfolio - Adviser Class
2022		57	$19.02	to	$20.18	$1,091	—%	0.60%	to	1.15%	(22.98)%	to	(23.41)%
2021		60	$25.14	to	$26.83	$1,535	—%	0.60%	to	1.15%	19.43%	to	18.77%
2020		73	$21.05	to	$22.59	$1,582	—%	0.60%	to	1.15%	32.06%	to	31.34%
2019		87	$15.94	to	$17.20	$1,423	—%	0.60%	to	1.15%	37.41%	to	36.62%
2018		97	$11.60	to	$12.59	$1,156	—%	0.60%	to	1.15%	(2.68)%	to	(3.23)%
VY® Columbia Contrarian Core Portfolio - Adviser Class
2022		68	$18.22	to	$16.85	$1,211	0.05%	0.60%	to	1.15%	(19.94)%	to	(20.38)%
2021		70	$22.59	to	$21.01	$1,533	0.22%	0.60%	to	1.15%	22.91%	to	22.22%
2020		67	$18.38	to	$17.19	$1,203	—%	0.60%	to	1.15%	20.45%	to	19.79%
2019		65	$15.26	to	$14.35	$979	1.39%	0.60%	to	1.15%	31.67%	to	30.93%
2018		66	$10.96	to	$11.59	$750	0.79%	0.60%	to	1.15%	(9.81)%	to	(10.31)%
VY® Columbia Small Cap Value II Portfolio - Adviser Class
2022		57	$15.05	to	$14.05	$818	—%	0.60%	to	1.15%	(15.45)%	to	(15.91)%
2021		60	$17.63	to	$16.55	$1,001	0.26%	0.60%	to	1.15%	33.06%	to	32.29%
2020		42	$13.25	to	$12.51	$527	0.35%	0.60%	to	1.15%	8.61%	to	8.03%
2019		52	$12.20	to	$11.58	$610	—%	0.60%	to	1.15%	19.14%	to	18.53%
2018		75	$9.77	to	$10.24	$750	—%	0.60%	to	1.15%	(18.47)%	to	(18.92)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® Columbia Small Cap Value II Portfolio - Service Class
2022		2,403	$24.83	to	$19.58	$52,102	0.02%	0.95%	to	2.35%	(15.54)%	to	(16.72)%
2021		2,722	$29.11	to	$23.30	$69,784	0.26%	0.95%	to	2.35%	32.92%	to	31.12%
2020		3,333	$21.90	to	$17.77	$64,815	0.58%	0.95%	to	2.35%	8.52%	to	6.92%
2019		3,780	$20.18	to	$16.62	$68,324	0.34%	0.95%	to	2.35%	19.06%	to	17.46%
2018		4,380	$14.15	to	$18.48	$67,084	0.26%	0.95%	to	2.35%	(18.55)%	to	(19.74)%
VY® Invesco Equity and Income Portfolio - Adviser Class
2022		133	$14.90	to	$13.66	$1,893	1.30%	0.60%	to	1.15%	(9.18)%	to	(9.68)%
2021		123	$16.30	to	$15.03	$1,925	1.11%	0.60%	to	1.15%	17.52%	to	16.96%
2020		99	$13.96	to	$12.94	$1,329	1.34%	0.60%	to	1.15%	8.78%	to	8.07%
2019		97	$12.75	to	$11.89	$1,204	1.64%	0.60%	to	1.15%	18.72%	to	18.19%
2018		107	$10.06	to	$10.74	$1,116	1.56%	0.60%	to	1.15%	(10.43)%	to	(10.97)%
VY® Invesco Equity and Income Portfolio - Initial Class
2022		17	$29.58	to	$27.30	$490	1.35%	0.75%	to	1.20%	(8.87)%	to	(9.28)%
2021		25	$32.26	to	$29.90	$811	1.39%	0.75%	to	1.20%	17.95%	to	17.39%
2020		28	$27.44	to	$25.56	$766	1.55%	0.75%	to	1.20%	9.14%	to	8.66%
2019		37	$25.06	to	$23.44	$915	2.06%	0.75%	to	1.20%	19.22%	to	18.62%
2018		40	$19.76	to	$21.02	$834	2.02%	0.75%	to	1.20%	(10.17)%	to	(10.55)%
VY® Invesco Equity and Income Portfolio - Service Class
2022		12,443	$29.59	to	$21.23	$296,588	1.36%	0.50%	to	2.35%	(8.88)%	to	(10.56)%
2021		14,308	$32.27	to	$23.59	$376,361	1.15%	0.50%	to	2.35%	17.95%	to	15.75%
2020		16,780	$27.45	to	$20.47	$379,822	1.46%	0.50%	to	2.35%	9.13%	to	7.09%
2019		19,511	$25.07	to	$19.03	$409,156	1.78%	0.50%	to	2.35%	19.21%	to	16.96%
2018		22,801	$15.69	to	$24.17	$406,188	1.70%	0.50%	to	2.35%	(10.13)%	to	(11.77)%
VY® Invesco Equity and Income Portfolio - Service 2 Class
2022		17,200	$16.44	to	$14.29	$260,517	1.29%	0.80%	to	2.35%	(9.24)%	to	(10.65)%
2021		18,762	$18.00	to	$15.90	$314,095	1.06%	0.80%	to	2.35%	17.42%	to	15.64%
2020		21,002	$15.42	to	$13.84	$302,757	1.37%	0.80%	to	2.35%	8.65%	to	7.00%
2019		24,124	$14.11	to	$12.85	$322,425	1.68%	0.80%	to	2.35%	18.67%	to	16.82%
2018		27,692	$11.00	to	$11.89	$314,791	1.57%	0.80%	to	2.35%	(10.47)%	to	(11.93)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® JPMorgan Mid Cap Value Portfolio - Adviser Class
2022		103	$14.96	to	$14.24	$1,491	0.65%	0.60%	to	1.15%	(9.67)%	to	(10.16)%
2021		119	$16.51	to	$15.80	$1,918	0.44%	0.60%	to	1.15%	28.38%	to	27.63%
2020		134	$12.86	to	$12.38	$1,693	0.76%	0.60%	to	1.15%	(0.54)%	to	(1.04)%
2019		158	$12.93	to	$12.51	$2,015	0.73%	0.60%	to	1.15%	25.05%	to	24.35%
2018		181	$10.06	to	$10.34	$1,841	1.00%	0.60%	to	1.15%	(12.89)%	to	(13.35)%
VY® JPMorgan Mid Cap Value Portfolio - Service Class
2022		2,237	$51.08	to	$23.37	$68,539	0.85%	0.75%	to	2.35%	(9.58)%	to	(11.02)%
2021		2,555	$56.32	to	$26.20	$87,003	0.64%	0.75%	to	2.35%	28.56%	to	26.51%
2020		3,083	$43.81	to	$20.71	$82,572	0.95%	0.75%	to	2.35%	(0.48)%	to	(2.08)%
2019		3,618	$44.02	to	$21.15	$97,865	0.94%	0.75%	to	2.35%	25.23%	to	23.25%
2018		4,218	$17.16	to	$35.15	$92,097	1.09%	0.75%	to	2.35%	(12.84)%	to	(14.29)%
VY® Invesco Global Portfolio - Adviser Class
2022		47	$13.75	to	$14.18	$645	—%	0.60%	to	1.15%	(32.65)%	to	(33.02)%
2021		53	$20.42	to	$21.19	$1,092	—%	0.60%	to	1.15%	14.08%	to	13.50%
2020		52	$17.90	to	$18.67	$936	0.53%	0.60%	to	1.15%	26.41%	to	25.72%
2019		67	$14.16	to	$14.85	$956	—%	0.60%	to	1.15%	30.39%	to	29.58%
2018		91	$10.86	to	$11.46	$1,004	1.25%	0.60%	to	1.15%	(14.15)%	to	(14.61)%
VY® Invesco Global Portfolio - Initial Class
2022		75	$30.68	to	$24.74	$2,127	—%	0.75%	to	1.95%	(32.41)%	to	(33.22)%
2021		81	$45.42	to	$37.07	$3,428	—%	0.75%	to	1.95%	14.52%	to	13.12%
2020		88	$39.66	to	$32.77	$3,245	1.04%	0.75%	to	1.95%	26.83%	to	25.27%
2019		100	$31.27	to	$26.16	$2,923	0.51%	0.75%	to	1.95%	30.78%	to	29.25%
2018		114	$20.10	to	$23.91	$2,562	1.48%	0.75%	to	2.00%	(13.84)%	to	(14.94)%
VY® Invesco Global Portfolio - Service Class
2022		3,158	$34.18	to	$21.99	$80,552	—%	0.75%	to	2.35%	(32.58)%	to	(33.65)%
2021		3,632	$50.72	to	$33.17	$138,571	—%	0.75%	to	2.35%	14.29%	to	12.44%
2020		4,055	$44.38	to	$29.50	$136,896	0.84%	0.75%	to	2.35%	26.47%	to	24.42%
2019		4,878	$35.09	to	$23.71	$131,160	0.22%	0.75%	to	2.35%	30.45%	to	28.37%
2018		5,777	$15.67	to	$28.21	$120,046	1.38%	0.75%	to	2.35%	(14.03)%	to	(15.43)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Adviser Class
2022		44	$16.37	to	$15.86	$700	—%	0.60%	to	1.15%	(24.23)%	to	(24.65)%
2021		56	$21.85	to	$21.29	$1,195	—%	0.60%	to	1.15%	12.51%	to	11.93%
2020		65	$19.42	to	$19.02	$1,245	0.10%	0.60%	to	1.15%	30.51%	to	29.74%
2019		57	$14.88	to	$14.66	$844	0.26%	0.60%	to	1.15%	35.77%	to	34.99%
2018		64	$10.86	to	$10.96	$696	—%	0.60%	to	1.15%	(4.36)%	to	(4.90)%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Service Class
2022		112	$44.70	to	$48.62	$5,624	—%	0.75%	to	1.35%	(24.17)%	to	(24.62)%
2021		127	$59.64	to	$65.25	$8,479	—%	0.75%	to	1.35%	12.74%	to	12.04%
2020		152	$52.90	to	$58.24	$9,094	0.10%	0.75%	to	1.35%	30.42%	to	29.65%
2019		167	$40.56	to	$44.92	$7,683	0.24%	0.75%	to	1.35%	35.88%	to	35.06%
2018		194	$28.12	to	$35.13	$6,589	—%	0.75%	to	1.35%	(4.17)%	to	(4.75)%
VY® T. Rowe Price Growth Equity Portfolio - Adviser Class
2022		150	$16.18	to	$15.36	$2,402	—%	0.60%	to	1.15%	(41.38)%	to	(41.70)%
2021		166	$27.59	to	$26.36	$4,530	—%	0.60%	to	1.15%	18.71%	to	18.10%
2020		192	$23.19	to	$22.27	$4,399	—%	0.60%	to	1.15%	35.22%	to	34.48%
2019		203	$17.15	to	$16.56	$3,439	—%	0.60%	to	1.15%	29.34%	to	28.67%
2018		228	$12.87	to	$13.26	$3,000	—%	0.60%	to	1.15%	(2.14)%	to	(2.72)%
Voya Strategic Allocation Conservative Portfolio - Class S
2022		91	$23.02	to	$20.68	$1,987	3.17%	0.75%	to	1.35%	(17.25)%	to	(17.75)%
2021		96	$27.84	to	$25.17	$2,560	2.37%	0.75%	to	1.35%	8.07%	to	7.43%
2020		98	$25.76	to	$23.43	$2,424	2.12%	0.75%	to	1.35%	9.38%	to	8.72%
2019		97	$23.55	to	$21.55	$2,195	2.33%	0.75%	to	1.35%	13.60%	to	12.95%
2018		88	$19.08	to	$20.73	$1,760	2.34%	0.75%	to	1.35%	(5.00)%	to	(5.54)%
Voya Strategic Allocation Growth Portfolio - Class S
2022		13	$31.27	to	$28.86	$379	2.76%	0.75%	to	1.20%	(20.38)%	to	(20.73)%
2021		13	$39.16	to	$36.31	$490	1.88%	0.75%	to	1.20%	16.10%	to	15.60%
2020		15	$33.73	to	$31.41	$470	1.56%	0.75%	to	1.20%	13.30%	to	12.78%
2019		15	$29.77	to	$27.85	$426	3.20%	0.75%	to	1.20%	21.56%	to	21.03%
2018		28	$22.54	to	$24.49	$638	2.00%	0.75%	to	1.35%	(9.20)%	to	(9.73)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Strategic Allocation Moderate Portfolio - Class S
2022		24	$27.26	to	$24.49	$631	2.73%	0.75%	to	1.35%	(19.09)%	to	(19.58)%
2021		29	$33.64	to	$30.40	$939	2.10%	0.75%	to	1.35%	12.73%	to	12.01%
2020		31	$29.84	to	$27.14	$869	1.78%	0.75%	to	1.35%	11.59%	to	10.96%
2019		36	$26.74	to	$24.46	$929	2.53%	0.75%	to	1.35%	18.06%	to	17.31%
2018		37	$20.85	to	$22.65	$807	2.72%	0.75%	to	1.35%	(7.02)%	to	(7.58)%
Voya Global High Dividend Low Volatility Portfolio - Class A
2022		2	$14.20	to	$14.50	$22	2.16%	0.60%	to	1.15%	(5.71)%	to	(6.23)%
2021		2	$15.10	to	$15.50	$24	—%	0.60%	to	1.15%	19.46%	to	18.87%
2020		2	$12.64	to	$13.04	$20	—%	0.60%	to	1.15%	(1.86)%	to	(2.40)%
2019		2	$12.88	to	$13.36	$21	—%	0.60%	to	1.15%	20.37%	to	19.61%
2018		2	$10.70	to	$11.17	$19	4.35%	0.60%	to	1.15%	(9.78)%	to	(10.28)%
Voya Global High Dividend Low Volatility Portfolio - Class S
2022		26,068	$15.87	to	$12.45	$357,093	2.36%	0.75%	to	2.35%	(5.59)%	to	(7.10)%
2021		29,565	$16.85	to	$13.44	$434,380	2.32%	0.75%	to	2.35%	19.67%	to	17.79%
2020		34,531	$14.08	to	$11.41	$428,150	2.02%	0.75%	to	2.35%	(1.88)%	to	(3.47)%
2019		39,094	$14.35	to	$11.82	$498,785	2.46%	0.75%	to	2.35%	20.49%	to	18.56%
2018		31,609	$9.97	to	$11.91	$338,627	4.56%	0.75%	to	2.35%	(9.77)%	to	(11.22)%
Voya Index Plus LargeCap Portfolio - Class S
2022		3,111	$32.87	to	$24.77	$85,556	0.52%	0.75%	to	2.35%	(20.25)%	to	(21.52)%
2021		3,596	$41.01	to	$31.40	$124,574	0.83%	0.75%	to	2.35%	27.96%	to	25.90%
2020		4,305	$32.05	to	$24.94	$117,869	1.25%	0.75%	to	2.35%	14.75%	to	12.90%
2019		5,047	$27.93	to	$22.09	$121,338	1.44%	0.75%	to	2.35%	28.77%	to	26.66%
2018		6,101	$16.63	to	$26.28	$114,697	1.02%	0.75%	to	2.35%	(7.74)%	to	(9.21)%
Voya Index Plus MidCap Portfolio - Class S
2022		1,511	$40.96	to	$23.93	$46,722	0.57%	0.75%	to	2.35%	(15.25)%	to	(16.61)%
2021		1,738	$48.28	to	$28.66	$64,116	0.74%	0.75%	to	2.35%	26.55%	to	24.50%
2020		2,057	$38.15	to	$23.02	$60,410	1.05%	0.75%	to	2.35%	7.16%	to	5.40%
2019		2,331	$35.60	to	$21.84	$64,681	1.12%	0.75%	to	2.35%	25.80%	to	23.81%
2018		2,684	$17.06	to	$28.58	$59,709	0.80%	0.75%	to	2.35%	(15.17)%	to	(16.56)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Index Plus SmallCap Portfolio - Class S
2022		1,267	$39.12	to	$20.98	$35,425	0.60%	0.75%	to	2.35%	(15.72)%	to	(17.07)%
2021		1,447	$45.94	to	$25.04	$48,129	0.54%	0.75%	to	2.35%	27.19%	to	25.14%
2020		1,716	$36.12	to	$20.01	$45,273	0.75%	0.75%	to	2.35%	4.30%	to	2.62%
2019		1,916	$34.63	to	$19.50	$49,188	0.78%	0.75%	to	2.35%	20.66%	to	18.69%
2018		2,169	$16.43	to	$28.70	$46,564	0.65%	0.75%	to	2.35%	(13.29)%	to	(14.65)%
Voya International Index Portfolio - Class A
2022		31,799	$11.53	to	$10.20	$343,135	2.76%	0.60%	to	2.35%	(15.75)%	to	(17.22)%
2021		35,494	$13.66	to	$12.30	$458,722	1.70%	0.60%	to	2.35%	9.81%	to	7.89%
2020		40,142	$12.44	to	$11.40	$478,243	2.04%	0.60%	to	2.35%	6.60%	to	4.68%
2019		45,059	$11.67	to	$10.89	$509,295	2.67%	0.60%	to	2.35%	20.19%	to	18.11%
2018		52,059	$9.22	to	$10.57	$495,552	2.40%	0.60%	to	2.35%	(14.67)%	to	(16.18)%
Voya International Index Portfolio - Class S
2022		9,560	$21.05	to	$9.13	$96,057	0.78%	0.75%	to	2.35%	(15.72)%	to	(17.07)%
2021		1,397	$24.92	to	$10.99	$17,053	1.93%	0.75%	to	2.35%	9.78%	to	8.06%
2020		1,600	$22.70	to	$10.17	$17,978	2.26%	0.75%	to	2.35%	6.82%	to	5.06%
2019		1,898	$21.25	to	$9.68	$20,185	2.94%	0.75%	to	2.35%	20.12%	to	18.19%
2018		2,198	$8.19	to	$17.69	$19,635	2.63%	0.75%	to	2.35%	(14.50)%	to	(15.91)%
Voya Russell® Large Cap Index Portfolio - Class I
2022		111	$8.58	to	$8.47	$950	0.77%	0.95%	to	2.00%	(21.51)%	to	(22.33)%
2021	10/15/2021	86	$10.84	to	$10.81	$932	(b)	0.95%	to	2.00%	6.59%	to	4.55%
2020		(b)		(b)		(b)	(b)		(b)			(b)
2019		(b)		(b)		(b)	(b)		(b)			(b)
2018		(b)		(b)		(b)	(b)		(b)			(b)
Voya Russell™ Large Cap Growth Index Portfolio - Class S
2022		8,501	$22.94	to	$46.11	$421,067	0.11%	0.60%	to	2.35%	(31.37)%	to	(32.56)%
2021		9,717	$33.07	to	$67.66	$701,913	0.31%	0.60%	to	2.35%	29.58%	to	27.30%
2020		11,592	$25.52	to	$53.15	$654,409	0.44%	0.60%	to	2.35%	37.28%	to	34.86%
2019		13,094	$18.59	to	$39.41	$544,818	0.48%	0.60%	to	2.35%	34.71%	to	32.29%
2018		7,040	$12.90	to	$34.88	$218,468	0.87%	0.60%	to	2.35%	(1.85)%	to	(3.53)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements
	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Russell™ Large Cap Index Portfolio - Class A
2022		1,382	$17.09	to	$8.48	$13,443	0.23%	0.60%	to	1.35%	(21.63)%	to	(22.22)%
2021		1,526	$21.62	to	$10.81	$18,911	0.26%	0.60%	to	1.35%	26.06%	to	6.40%
2020		181	$17.15	to	$16.80	$3,084	1.11%	0.60%	to	1.15%	20.52%	to	19.83%
2019		205	$14.23	to	$14.02	$2,888	1.34%	0.60%	to	1.15%	29.84%	to	29.10%
2018		187	$10.86	to	$10.96	$2,033	1.18%	0.60%	to	1.15%	(4.45)%	to	(4.99)%
Voya Russell™ Large Cap Index Portfolio - Class S
2022		46,963	$8.57	to	$24.73	$1,263,653	0.54%	0.75%	to	2.35%	(21.56)%	to	(22.80)%
2021		53,404	$10.83	to	$31.76	$1,834,579	0.38%	0.75%	to	2.35%	6.49%	to	24.16%
2020		16,060	$48.34	to	$25.58	$443,697	1.20%	0.90%	to	2.35%	20.49%	to	18.70%
2019		17,432	$25.60	to	$21.55	$403,442	1.49%	0.80%	to	2.35%	29.95%	to	27.89%
2018		19,370	$16.85	to	$30.92	$349,036	1.42%	0.80%	to	2.35%	(4.46)%	to	(5.97)%
Voya Russell™ Large Cap Value Index Portfolio - Class I
2022		0		$15.99		$5	1.17%		1.40%			(7.32)%
2021		0	$17.32	to	$17.15	$7	—%	1.25%	to	1.40%	21.46%	to	21.20%
2020		0	$14.26	to	$14.15	$6	—%	1.25%	to	1.40%	0.21%	to	0.07%
2019		3	$14.23	to	$14.14	$42	2.45%	1.25%	to	1.40%	24.28%	to	24.14%
2018		3	$11.39	to	$11.45	$40	3.39%	1.25%	to	1.40%	(7.74)%	to	(7.92)%
Voya Russell™ Large Cap Value Index Portfolio - Class S
2022		34,399	$38.81	to	$30.01	$1,102,572	1.15%	0.50%	to	2.35%	(6.71)%	to	(8.43)%
2021		38,708	$41.37	to	$32.59	$1,338,597	1.33%	0.50%	to	2.35%	22.11%	to	19.86%
2020		23,819	$33.88	to	$27.19	$680,566	0.91%	0.50%	to	2.35%	0.68%	to	(1.20)%
2019		27,668	$33.65	to	$27.52	$795,759	0.94%	0.50%	to	2.35%	1.36%	to	22.69%
2018		8,531	$10.74	to	$25.76	$193,129	2.10%	0.60%	to	2.35%	(7.41)%	to	(9.08)%
Voya Russell™ Mid Cap Growth Index Portfolio - Class S
2022		21,445	$7.32	to	$37.18	$847,848	—%	0.60%	to	2.35%	(26.88)%	to	(28.16)%
2021		24,641	$10.11	to	$52.27	$1,361,352	0.01%	0.60%	to	2.35%	(1.37)%	to	9.40%
2020		11,787	$13.65	to	$47.78	$588,673	0.16%	0.75%	to	2.35%	33.43%	to	31.34%
2019		13,981	$10.23	to	$36.38	$528,903	0.34%	0.75%	to	2.35%	1.49%	to	31.38%
2018		7,112	$27.69	to	$31.95	$208,853	0.44%	0.90%	to	2.35%	(6.22)%	to	(7.61)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Russell™ Mid Cap Index Portfolio - Class A
2022		189	$15.75	to	$15.43	$2,954	0.50%	0.60%	to	1.15%	(18.32)%	to	(18.76)%
2021		215	$19.34	to	$19.05	$4,137	0.62%	0.60%	to	1.15%	20.88%	to	20.19%
2020		226	$16.00	to	$15.85	$3,604	0.89%	0.60%	to	1.15%	15.36%	to	14.69%
2019		273	$13.87	to	$13.82	$3,787	1.13%	0.60%	to	1.15%	28.54%	to	27.84%
2018		290	$10.79	to	$10.81	$3,128	1.01%	0.60%	to	1.15%	(10.38)%	to	(10.81)%
Voya Russell™ Mid Cap Index Portfolio - Class S
2022		5,595	$28.49	to	$23.11	$140,734	0.68%	0.95%	to	2.35%	(18.31)%	to	(19.46)%
2021		6,123	$34.98	to	$28.78	$190,511	0.82%	0.95%	to	2.35%	20.62%	to	18.97%
2020		6,524	$29.00	to	$24.19	$169,982	1.03%	0.95%	to	2.35%	15.22%	to	13.57%
2019		7,710	$25.17	to	$21.30	$175,703	1.37%	0.95%	to	2.35%	28.48%	to	26.71%
2018		8,839	$16.81	to	$19.59	$158,292	1.21%	0.95%	to	2.35%	(10.43)%	to	(11.71)%
Voya Russell™ Small Cap Index Portfolio - Class A
2022		152	$14.04	to	$13.52	$2,099	0.26%	0.60%	to	1.15%	(22.41)%	to	(22.83)%
2021		167	$17.88	to	$17.32	$2,956	0.31%	0.60%	to	1.15%	13.09%	to	12.47%
2020		177	$15.81	to	$15.40	$2,767	0.53%	0.60%	to	1.15%	18.25%	to	17.56%
2019		219	$13.37	to	$13.10	$2,901	0.69%	0.60%	to	1.15%	23.80%	to	23.12%
2018		215	$10.64	to	$10.80	$2,310	0.72%	0.60%	to	1.15%	(12.20)%	to	(12.64)%
Voya Russell™ Small Cap Index Portfolio - Class S
2022		11,345	$24.63	to	$19.82	$245,560	0.46%	0.90%	to	2.35%	(22.53)%	to	(23.65)%
2021		12,868	$31.41	to	$25.66	$358,187	0.51%	0.90%	to	2.35%	12.99%	to	11.37%
2020		15,097	$27.80	to	$23.04	$375,290	0.85%	0.90%	to	2.35%	18.30%	to	16.54%
2019		17,853	$23.50	to	$19.77	$378,740	0.49%	0.90%	to	2.35%	23.62%	to	21.81%
2018		8,290	$16.23	to	$19.01	$143,579	0.90%	0.90%	to	2.35%	(12.23)%	to	(13.49)%
Voya Small Company Portfolio - Class A
2022		31	$11.60	to	$11.23	$346	—%	0.60%	to	1.15%	(18.24)%	to	(18.69)%
2021		36	$14.06	to	$13.70	$496	—%	0.60%	to	1.15%	13.48%	to	12.85%
2020		39	$12.39	to	$12.14	$473	—%	0.60%	to	1.15%	11.02%	to	10.46%
2019		39	$11.16	to	$10.99	$425	—%	0.60%	to	1.15%	24.83%	to	24.18%
2018		40	$8.85	to	$8.94	$356	—%	0.60%	to	1.15%	(16.68)%	to	(17.21)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Voya Small Company Portfolio - Class S
2022		2,059	$37.33	to	$20.04	$46,691	—%	0.75%	to	2.35%	(18.20)%	to	(19.51)%
2021		2,306	$45.24	to	$24.68	$63,980	—%	0.75%	to	2.35%	13.61%	to	11.78%
2020		2,582	$39.82	to	$22.08	$63,710	0.26%	0.75%	to	2.35%	11.20%	to	9.42%
2019		3,046	$35.81	to	$20.18	$68,075	0.14%	0.75%	to	2.35%	24.90%	to	22.90%
2018		3,605	$16.42	to	$31.64	$65,109	0.24%	0.75%	to	2.35%	(16.68)%	to	(18.02)%
Voya U.S. Bond Index Portfolio - Class S
2022		12,553	$11.99	to	$9.44	$129,998	1.90%	0.75%	to	2.35%	(13.38)%	to	(14.76)%
2021		13,650	$13.95	to	$11.16	$166,146	1.86%	0.75%	to	2.35%	(2.86)%	to	(4.37)%
2020		15,485	$14.36	to	$11.67	$195,730	2.52%	0.75%	to	2.35%	6.29%	to	4.48%
2019		13,739	$13.51	to	$11.17	$165,561	2.20%	0.75%	to	2.35%	7.14%	to	5.48%
2018		13,953	$10.59	to	$12.62	$158,502	2.07%	0.75%	to	2.35%	(1.33)%	to	(2.93)%
Voya SmallCap Opportunities Portfolio - Class A
2022		86	$12.42	to	$12.05	$1,049	—%	0.60%	to	1.15%	(24.40)%	to	(24.81)%
2021		99	$16.32	to	$15.92	$1,594	—%	0.60%	to	1.15%	3.49%	to	2.91%
2020		98	$15.77	to	$15.47	$1,528	—%	0.60%	to	1.15%	24.96%	to	24.26%
2019		119	$12.62	to	$12.45	$1,494	—%	0.60%	to	1.15%	24.33%	to	23.63%
2018		141	$10.07	to	$10.15	$1,432	—%	0.60%	to	1.15%	16.80%	to	(17.26)%
Voya SmallCap Opportunities Portfolio - Class S
2022		921	$22.02	to	$24.01	$17,419	—%	0.75%	to	2.35%	(24.33)%	to	(25.54)%
2021		1,039	$28.93	to	$32.05	$26,133	—%	0.75%	to	2.35%	3.58%	to	1.94%
2020		1,195	$27.93	to	$31.44	$29,257	—%	0.75%	to	2.35%	25.13%	to	23.10%
2019		1,443	$22.32	to	$25.54	$28,450	—%	0.75%	to	2.35%	24.41%	to	22.44%
2018		1,726	$13.71	to	$32.36	$27,772	—%	0.75%	to	2.35%	(16.71)%	to	(18.07)%
Allspring VT Omega Growth Fund - Class 2
2022		8	$33.20	to	$30.96	$261	—%	1.65%	to	2.20%	(37.78)%	to	(38.13)%
2021		9	$53.75	to	$50.41	$444	—%	1.65%	to	2.20%	13.06%	to	12.45%
2020		15	$47.54	to	$44.83	$710	—%	1.65%	to	2.20%	40.82%	to	40.05%
2019		20	$34.58	to	$32.01	$658	—%	1.40%	to	2.20%	35.13%	to	34.05%
2018		23	$23.88	to	$25.59	$572	—%	1.40%	to	2.20%	(1.12)%	to	(1.97)%

VENERABLE INSURANCE AND ANNUITY COMPANY
SEPARATE ACCOUNT B
Notes to Financial Statements

	Fund						Investment
	Inception	Units	Unit Fair Value			Net Assets	Income	Expense RatioC			Total ReturnD
	DateA	(000's)	(lowest to highest)			(000's)	RatioB	(lowest to highest)			(lowest to highest)
Allspring VT Index Asset Allocation Fund - Class 2
2022		23	$26.88	to	$24.62	$582	0.60%	1.65%	to	2.10%	(18.49)%	to	(18.86)%
2021		24	$32.94	to	$30.30	$754	0.55%	1.65%	to	2.10%	14.10%	to	13.53%
2020		25	$28.87	to	$26.69	$700	0.87%	1.65%	to	2.10%	14.65%	to	14.16%
2019		28	$25.18	to	$23.38	$684	0.93%	1.65%	to	2.10%	18.16%	to	17.66%
2018		50	$19.87	to	$21.31	$1,039	1.01%	1.65%	to	2.10%	(4.48)%	to	(4.97)%
Allspring VT Small Cap Growth Fund - Class 2
2022		3	$41.81	to	$38.29	$99	—%	1.65%	to	2.10%	(35.77)%	to	(36.06)%
2021		3	$64.83	to	$59.64	$159	—%	1.65%	to	2.10%	5.88%	to	5.37%
2020		7	$61.23	to	$56.60	$385	—%	1.65%	to	2.10%	55.17%	to	54.48%
2019		7	$39.46	to	$36.64	$266	—%	1.65%	to	2.10%	22.78%	to	22.21%
2018		7	$29.98	to	$32.14	$224	—%	1.65%	to	2.10%	(0.37)%	to	(0.83)%

(a)	As investment Division had no investments until 2019, this data is not meaningful and is therefore not presented.
(b)	As investment Division had no investments until 2021, this data is not meaningful and is therefore not presented.
(c)	As investment Division had no investments until 2022, this data is not meaningful and is therefore not presented.

A	The Fund Inception Date represents the first date the fund received money.
B
The Investment Income Ratio represents dividends received by the Division, excluding capital gains distributions, divided by the average net assets. The recognition of investments income is determined by the timing of declaration of dividends by the underlying fund in which the Division invests.

C
The Expense Ratio considers only the annualized contract expenses borne directly by the Account, excluding expenses charged through the redemption of  units, and is equal to the mortality and expense risks, administrative, and other charges, as defined in the Charges and Fees note. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

D
Total Return is calculated as the change in unit value for each Contract presented in the Statements of Assets and Liabilities. Certain items in this table are presented as a range of minimum and maximum values; however, such information is calculated independently for each column in the table.

Contents

Report of Independent Auditors	1

Audited Financial Statements - Statutory Basis
Balance Sheets - as of December 31, 2022 and 2021	4
Statements of Operations - for the years ended December 31, 2022 and 2021	6
Statements of Changes in Capital and Surplus - for the years ended December 31, 2022 and 2021	7
Statements of Cash Flows - for the years ended December 31, 2022 and 2021	8
Notes to Financial Statements	9

Supplementary Information
Report of Independent Auditors on Supplementary Information	61
Supplemental Schedule of Selected Statutory Basis Financial Data	62
Investment Risk Interrogatories	65
Summary Investment Schedule	70
Supplemental Schedule of Life and Health Reinsurance Disclosures	71
Note to Supplementary Information	73

Report of Independent Auditors

The Board of Directors and Stockholder Venerable Insurance and Annuity Company

Opinion

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company), which comprise the balance sheets as of December 31, 2022 and 2021, and the related statements of operations, changes in capital and surplus and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2022 and 2021, or the results of its operations or its cash flows for the years then ended.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in

Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 30, 2023

VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2022	2021
Admitted Assets	(In Thousands)
Cash and invested assets:
Bonds	$8,513,944	$8,548,520
Preferred stocks	45,310	60,491
Common stocks	112,068	124,195
Investment in and advances to subsidiaries	1,386,698	1,578,483
Mortgage loans	1,788,620	2,195,274
Contract loans	3,283	3,676
Other invested assets	406,058	670,868
Cash and short-term investments	206,621	125,942
Total cash and invested assets	12,462,602	13,307,449

Deferred and uncollected premiums	(50,342)	(51,233)
Accrued investment income	93,741	81,200
Reinsurance balances recoverable	61,717	141,219
Indebtedness from related parties	2,895	62,873
Federal income tax recoverable (including $0 and $0 on realized capital losses at December 31, 2022 and 2021, respectively)	56,736	52,149
Other assets	14,946	10,935
Separate account assets	18,254,229	25,372,984
Total admitted assets	$30,896,524	$38,977,576

 The accompanying notes are an integral part of these financial statements.
4

VENERABLE INSURANCE AND ANNUITY COMPANY
Balance Sheets — Statutory Basis

	December 31
	2022	2021
	(In Thousands, except share amounts)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$9,204,810	$10,189,551
Deposit type contracts	1,128,799	928,304
Policy and contract claims	(6,692)	(16,516)
Total policy and contract liabilities	10,326,917	11,101,339

Interest maintenance reserve	105,483	118,014
Accounts payable and accrued expenses	1,838	9,186
Reinsurance balances	43,139	66,415
Asset valuation reserve	92,899	134,248
Net transfers from separate accounts due or accrued	(45,354)	(43,227)
Other liabilities	118,443	131,413
Separate account liabilities	18,254,229	25,372,984
Total liabilities	28,897,594	36,890,372

Capital and surplus:
Common stock: authorized 250,000 shares of $10 par value; 250,000 shares issued and outstanding	2,500	2,500
Special surplus funds	234,385	246,451
Surplus notes	252,109	334,879
Paid in and contributed surplus	1,160,463	1,160,463
Unassigned surplus	349,473	342,911
Total capital and surplus	1,998,930	2,087,204
Total liabilities and capital and surplus	$30,896,524	$38,977,576

 The accompanying notes are an integral part of these financial statements.
5

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Operations — Statutory Basis

	Year ended December 31
	2022	2021
	(In Thousands)
Premiums and other revenues:
Life, annuity, and accident and health premiums	$1,502	$(4,618,622)
Policy proceeds and dividends left on deposit	—	26,150
Net investment income	697,904	480,810
Amortization of interest maintenance reserve	15,268	(3,284)
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	(1,378,912)	(1,137,736)
Other revenue	10,733	27,809
Total premiums and other revenues	(653,505)	(5,224,873)

Benefits paid or provided:
Annuity benefits	918,628	1,055,864
Surrender benefits and withdrawals	1,444,422	2,239,392
Interest and adjustments on contract or deposit-type funds	—	46,119
Other benefits	—	89,868
Decrease in life, annuity, and accident and health reserves	(984,696)	(3,148,513)
Net transfers from separate accounts	(2,398,558)	(3,291,212)
Total benefits paid or provided	(1,020,204)	(3,008,482)

Insurance expenses and other deductions:
Commissions	120,874	148,821
General expenses	73,476	97,210
Insurance taxes, licenses, and fees	3,167	3,757
Other expense (income)	10,962	(1,721,629)
Total insurance (income) expenses and other deductions	208,479	(1,471,841)
Gain (loss) from operations before federal income taxes and net realized capital losses	158,220	(744,550)
Federal income tax expense	(42,421)	(39,431)
Gain (loss) from operations before net realized capital losses	200,641	(705,119)
Net realized capital gain (loss)	(3,444)	(563,814)
Net income (loss)	$197,197	$(1,268,933)

 The accompanying notes are an integral part of these financial statements.
6

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31
	2022	2021
	(In Thousands)
Common stock:
Balance at beginning and end of year	$2,500	$2,500

Surplus notes:
Balance at beginning of year	334,879	350,000
Surplus notes paid	(82,770)	(15,121)
Balance at end of year	252,109	334,879

Paid-in and contributed surplus:
Balance at beginning of year	$1,160,463	$1,240,463
Return of capital	—	(80,000)
Balance at end of year	1,160,463	1,160,463

Special surplus funds:
Balance at beginning of year	246,451	258,517
Amortization of gain on reinsurance	(12,066)	(12,066)
Balance at end of year	234,385	246,451

Unassigned surplus:
Balance at beginning of year	342,911	834,348
Net income (loss)	197,197	(1,268,933)
Change in net unrealized capital gains	(211,903)	589,704
Change in nonadmitted assets	11,868	(517)
Change in asset valuation reserve	41,349	258,309
Dividends to stockholder	(32,000)	(70,000)
Other changes in surplus	$51	$—
Balance at end of year	349,473	342,911

Total capital and surplus	$1,998,930	$2,087,204

 The accompanying notes are an integral part of these financial statements.
7

VENERABLE INSURANCE AND ANNUITY COMPANY
Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2022	2021
	(In Thousands)
Operating Activities
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$4,372	$1,329
Net investment income received	486,369	430,986
Commissions and expenses paid	(486,578)	2,740
Benefits paid	(3,522,061)	(3,258,646)
Net transfers from separate accounts	2,397,560	3,692,570
Miscellaneous income	128,301	68,762
Net cash (used in) provided by operations	(992,037)	937,741

Investment Activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,404,297	4,936,089
Stocks	26,669	77,435
Mortgage loans	435,728	461,361
Other invested assets	494,553	62,982
Miscellaneous proceeds	(27,552)	(15,720)
Total investment proceeds	2,333,695	5,522,147

Cost of investments acquired:
Bonds	1,368,835	3,558,765
Stocks	16,500	76,683
Mortgage loans	30,852	24,454
Other invested assets	191,292	503,232
Miscellaneous applications	(10,332)	531,958
Total cost of investments acquired	1,597,147	4,695,092

Net decrease in contract loans	393	745
Net cash provided by (used in) investment activities	736,941	827,800

Financing and Miscellaneous Activities
Other cash provided (applied):
Surplus notes	(82,770)	(415,121)
Capital and paid-in surplus, less treasury stock	—	(1,329,505)
Net deposits (withdrawals) on deposit type contracts	200,495	(11,711)
Dividends paid to stockholder	158,000	(70,000)
Other cash provided (applied)	60,050	(600,667)
Net cash provided by (used in) financing and miscellaneous activities	335,775	(2,427,004)
Net increase (decrease) in cash and short-term investments	80,679	(661,463)
Cash and short-term investments:
Beginning of year	125,942	787,405
End of year	$206,621	$125,942

 The accompanying notes are an integral part of these financial statements.
8

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

1.	Organization and Significant Accounting Policies
Venerable Insurance and Annuity Company ("VIAC" or the “Company”), is domiciled in the State of Iowa ("Iowa") and is a direct, wholly-owned subsidiary of Venerable Holdings, Inc. (“Venerable Holdings”), a holding company domiciled in the State of Delaware. Venerable Holdings is a direct, wholly-owned subsidiary of VA Capital Company LLC ("VA Capital"), a limited liability company domiciled in the State of Delaware.

Venerable Holdings owns all outstanding shares of the capital stock of the Company and VIAC Services Company ("VSC"), and all of the membership interest of Directed Services LLC ("DSL"). VSC, a corporation domiciled in the State of Delaware, provides services to Venerable Holdings and its subsidiaries, including the Company. DSL, a limited liability company domiciled in the State of Delaware, is a registered Broker Dealer and provides underwriting and wholesale distribution services to the Company.

The Company has two direct, wholly-owned subsidiaries, Rocky Range, Inc. ("Rocky Range") and Corporate Solutions Life Reinsurance Company ("CSLR"). Rocky Range is an insurance company domiciled in the State of Arizona that is licensed as a pure captive reinsurer by the Arizona Department of Insurance and Financial Institutions (“DIFI”).CSLR is an insurance company domiciled in the State of Delaware and operates as a reinsurance company. The Company acquired 100% of the issued and outstanding capital stock of CSLR on June 1, 2021, from Equitable Holdings, Inc. ("Equitable Holdings").

Description of Business

The Company historically offered various insurance products including immediate and deferred variable and fixed annuities, fixed indexed annuities, traditional life insurance, supplemental contracts consisting of life insurance proceeds and payout annuities for pre-retirement wealth accumulation and post-retirement income management. The Company ceased the issuance of new fixed and indexed annuity products in 2018, ceased the issuance of new variable annuity products in 2010, and ceased the issuance of new life insurance policies in 2001, placing them in run-off. New amounts may continue to be deposited as add-on premiums to certain existing contracts. The Company has a significant concentration of reinsurance. See, "Reinsurance" in the Notes to Financial Statements for further discussion of the Company's reinsurance arrangements.

Use of Estimates

The preparation of the financial statements of the Company requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates are primarily based on historical experience and at times may differ from the actual results. Estimates are regularly revised and updated by management as more information becomes known, which could impact the amounts reported and disclosed herein.

Recently Adopted Accounting Principles

The Company does not have any recently adopted accounting principles as of December 31, 2022 and 2021.

Correction of Errors

The Company does not have any correction of errors to disclose as of December 31, 2022 and 2021.

Unusual or Infrequent Events

The Company continues to monitor developments related to the coronavirus disease 2019 (“COVID-19”). The Company can experience losses resulting from the payment of greater than anticipated death benefits as a result of an increase in the national mortality rate from events such as COVID-19. For the years ended December 31, 2022 and 2021, COVID-19 has not resulted in a material adverse impact to the Company's financial statements.

9

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from United States Generally Accepted Accounting Principles ("U.S. GAAP"). The more significant variances from U.S. GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on a rating assigned by the National Association of Insurance Commissioners ("NAIC").

The Company periodically reviews the value of its investments in bonds and mandatorily redeemable preferred stocks. If the fair value of any investment falls below its cost basis, the decline is analyzed to determine whether it is an other-than-temporary decline. To make this determination for each security, the following are some of the factors considered:

•	The length of time and the extent to which the fair value has been below cost.
•	The financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations or earnings potential.
•	The Company's intent to sell the security prior to its maturity at an amount below its carrying value.
•	The Company's intent and ability to hold the security long enough for it to recover its cost.

Based on the analysis, the Company makes a judgment as to whether the decline in fair value is other-than-temporary. When an other-than-temporary impairment ("OTTI") is recorded because there is intent to sell or the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, the security is written down to fair value. The interest related OTTI is deferred through the interest maintenance reserve ("IMR") and the non-interest related OTTI is included in the asset valuation reserve ("AVR") in the period that the OTTI is considered to have occurred as prescribed by the NAIC. Losses resulting from OTTI charges, net of transfers to IMR, are recorded within net realized capital gains (losses) in the statements of operations.

The Company invests in structured securities, including mortgage-backed securities/collateralized mortgage obligations, asset backed securities, collateralized debt obligations, and commercial mortgage-backed securities. Structured securities are reported at amortized cost or fair value based on a rating assigned by the NAIC. They are amortized using the interest method over the period which repayment of principal is expected to occur. For structured securities in unrealized loss positions, the Company determines whether it has the intent to sell or the intent and ability to hold the security for a period of time sufficient to recover the amortized cost.

Net realized gains and losses on disposed investments are reported in the statements of operations, net of federal income tax and transfers to the IMR.

Under U.S. GAAP, fixed maturities are designated at purchase as held to maturity, trading or available-for-sale, except for those accounted for using the fair value option ("FVO"). Held to maturity investments are reported at amortized cost and the remaining fixed maturity investments are reported at fair value. For those designated as trading, changes in fair value are reported in the statements of operations. Available-for-sale securities are reported at fair value with changes in fair value reported as a separate component of other comprehensive income (loss) in shareholder's equity. Using the FVO, securities are reported at fair value with changes in fair value reported in the statements of operations.

10

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

When an intent impairment is determined, the individual security is written down from amortized cost to fair value, and a corresponding charge is recorded in net realized capital gains (losses) in the statements of operations as an OTTI. If the Company does not intend to sell the security, the Company determines whether or not it has intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis. If the Company does not have the intent and ability to retain the investment for the time sufficient to recover the amortized cost basis, an OTTI should be considered to have occurred.

Asset Valuation Reserves: The AVR is intended to establish a reserve to offset potential credit related investment losses on most invested asset categories. AVR is determined by a NAIC prescribed formula and is reported as a liability rather than as a valuation allowance or an appropriation of surplus. The change in AVR is reported directly to unassigned surplus. AVR is not applicable under U.S. GAAP.

Interest Maintenance Reserve: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds, derivatives and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. The Company reports the net deferral of IMR as a liability on the accompanying balance sheets. When the net deferral of IMR is negative, the amount is reported as a component of other assets and nonadmitted. IMR is not applicable under U.S. GAAP.

Cash and Short-term Investments: Cash and short-term investments represent cash balances, demand deposits and short-term fixed maturity investments with initial maturities of one year or less at the date of acquisition.

Under U.S. GAAP, the corresponding caption of cash and cash equivalents includes cash on hand, amounts due from banks and other highly liquid investments, such as money market instruments and debt instruments with maturities of three months or less at the time of purchase. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase.

Derivatives: The Company follows the hedge accounting guidance in SSAP No. 86, Derivatives ("SSAP No. 86") for derivative transactions. Under SSAP No. 86, derivatives that are deemed effective hedges are accounted for entirely in a manner which is consistent with the underlying hedged item. Derivatives used in hedging transactions that do not meet the requirements of SSAP No. 86 as an effective hedge are carried at fair value with the change in value recorded in surplus as unrealized gains or losses. The Company has deemed that none of its derivatives meet the requirements for an effective hedge, and effective June 1, 2021, the Company transferred its derivative instruments to its direct, wholly-owned subsidiary, CSLR.

Under U.S. GAAP, the Company recognizes derivatives at fair value with the change in value recorded in earnings as realized gain or loss, consistent with requirements for ineffective hedges. Similar to SSAP No. 86, U.S. GAAP allows separation of effective and ineffective hedges; however, the Company does not consider any of its hedges effective for U.S. GAAP, and effective June 1, 2021, the Company transferred its derivative instruments to its direct, wholly-owned subsidiary, CSLR.

Mortgage Loans: Mortgage loans are reported at amortized cost, less write downs for impairments. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the lesser of either the present value of expected cash flows from the loan, discounted at the loan's original purchase yield or fair value of the collateral. For those mortgages that are determined to require foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell at the point of foreclosure. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in net realized capital gains (losses).

Under U.S. GAAP, the Company recognizes mortgage loans at fair value with unrealized gain or loss recorded in surplus.

11

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Deferred Income Taxes: Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company's assets and liabilities. Deferred tax assets are provided for and admitted to an amount determined under a standard formula in accordance with SSAP No. 101, Income Taxes ("SSAP No. 101"). A valuation allowance is required if based on the available evidence, it is more likely than not (a likelihood of more than 50 percent) that some portion or all of the gross deferred tax assets will not be realized. This assessment is determined on a separate reporting entity basis.

After reduction for any valuation allowance, the Company follows the admissibility formula prescribed under SSAP No. 101. These provisions limit the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limitation is based on availability of taxes paid in prior years that could be recovered through carrybacks, the expected timing of reversals for accumulated temporary differences over the next three years to offset future taxes, surplus limits, and the amount of gross deferred tax liabilities available for offset. Any deferred tax assets not covered under the formula are nonadmitted.

SSAP No. 101 requires all changes in deferred tax balances to be included as surplus adjustments; under U.S. GAAP, however, most changes in deferred tax balances are recorded in the income statement as a component of the total income tax provision.

U.S. GAAP also requires that deferred taxes be included for all jurisdictions that determine taxes based on income. Thus, deferred state income taxes must be recorded under U.S. GAAP. SSAP No. 101, however, specifically prohibits establishing deferred state income tax assets and liabilities.
Premiums: Life premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Under U.S. GAAP, premiums related to traditional life insurance contracts and payout contracts with life contingencies are recognized as revenue when due. Amounts received for investment- type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts are reported as deposits to contract owner account balances. Revenues from these contracts consist primarily of fees assessed against the contract owner account balance for mortality and policy administration charges.

Benefits Paid or Provided: Benefits incurred for universal life and annuity policies represent the total of death benefits paid and the change in policy reserves.

Under U.S. GAAP, benefits and expenses for investment-type, universal life-type, fixed annuities, payout contracts without life contingencies and fixed-indexed annuity contracts include claims in excess of related account balances, expenses of contract administration and interest credited to contract owner account balances.

Benefit and Contract Reserves: Life policy and contract reserves under Statutory accounting practices are calculated based upon both the net level premium method and Commissioners' Reserve Valuation method ("CRVM") using statutory rates for mortality and interest. Annuity policy and contract reserves under statutory accounting practices are calculated based upon the Commissioners' Annuity Reserve Valuation method ("CARVM") using statutory rates for mortality and interest.

12

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Under U.S. GAAP policy reserves for traditional products are based upon the net level premium method utilizing best estimates of mortality, interest, and withdrawals prevailing when the policies were sold. For interest sensitive products, the U.S. GAAP policy reserve is equal to the policy fund balance plus an unearned revenue reserve which reflects the unamortized balance of early year policy loads over renewal year policy loads.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. For business ceded to unauthorized reinsurers, statutory accounting practices require that reinsurance credits permitted by the treaty be recorded as an offsetting liability and charged against unassigned surplus.

Under U.S. GAAP, ceded future policy benefits and contract owner liabilities are reported gross on the balance sheets. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheets and are stated net of allowances for uncollectible reinsurance, which are charged to earnings. Gains and losses on reinsurance, including commission and expense allowances, are deferred and amortized over the remaining life of the business.

Nonadmitted Assets: Certain assets designated as "nonadmitted," principally past due agents' balances and commission advances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. In addition, non- admitted assets include deferred tax assets that are not admissible under SSAP No. 101. See Deferred Income Taxes above.

Under U.S. GAAP, all assets are included in the balance sheets.

Policyholder Dividends: Policyholder dividends are recognized when declared.

Under U.S. GAAP, dividends allocable to participating contract owners are based on published dividend projections or expected dividend scales.

Surplus Notes: Surplus notes issued are reported as a component of surplus on the balance sheets. Under statutory accounting practices, no interest expense is recorded on the surplus notes until payment has been approved by the Iowa Insurance Division.

Under U.S. GAAP, surplus notes are reported as long-term debt, and the related interest is reported as a charge to earnings over the term of the notes.

Separate Accounts: The assets and liabilities of the separate accounts are carried at fair value, and the reserves are calculated based upon the CARVM.

Under U.S. GAAP, separate account assets supporting variable options under variable annuity contracts are equal to cumulative deposits, less charges and withdrawals, plus interest credited thereon. The Market Value Adjustment ("MVA") and Collared Annuity Product ("CAP") separate accounts do not qualify as separate accounts and are reported as assets and liabilities of the Company's general account. Reserves for individual and group deferred annuity contracts are equal to cumulative deposits, less charges and withdrawals, net of adjustments for investment experience that the Company is entitled to reflect in future credit interest.

Reconciliation to U.S. GAAP:  The effects of the preceding variances from U.S. GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

13

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Significant accounting practices are as follows:

Investments: Investments are stated at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are stated at either amortized cost using the interest method or the lower of cost or fair value.

Loan-backed securities are stated at either amortized cost or fair market value. Amortized cost is determined using the interest method and includes anticipated prepayments. The retrospective adjustment method is used to determine the amortized cost for the majority of loan–backed and structured securities. For certain securities, the prospective adjustment methodology is utilized, including interest-only securities and securities that have experienced an other-than-temporary impairment ("OTTI").

Preferred stocks are stated in accordance with SSAP No. 32, Preferred Stock.

Common stocks are stated at fair market value. Federal Home Loan Bank ("FHLB") common stock is priced at par value.

Short-term investments are stated at amortized cost.

Residual collateralized mortgage obligations, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Surplus notes acquired, which are included in other invested assets on the balance sheets, are reported at amortized cost using the effective interest method.

Realized capital gains and losses are generally determined using the first in first out method.

Derivative Instruments

The Company transferred its derivative instruments to its wholly-owned subsidiary, CSLR, effective June 1, 2021. As of December 31, 2022 and 2021, the Company has not entered into any derivative transactions. The Company's use of derivative instruments for the period of January 1, 2021 through May 31, 2021 is described below:
The Company entered into various derivative transactions to reduce and manage the risk of a change in value, yield, price, cash flow or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company had acquired or incurred. The Company entered into credit default swaps to replicate the investment characteristics of permissible investments using the derivative in conjunction with other investments. The replication (synthetic asset) and the derivative and other cash instrument were carried at amortized cost. The replication practices were in accordance with SSAP No. 86 hedge accounting practices. The Company also entered into interest rate swaps to manage the interest rate exposure of certain mortgage backed related securities. These interest rate swaps were designated as cash flow hedges in accordance with SSAP No. 86 hedge accounting practices and were carried at amortized cost. The Company did not receive hedge accounting treatment for any other derivative transactions.

The Company entered into the following types of derivatives:

Credit Contracts:

Credit default swaps: Credit default swaps were used to reduce credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure on certain assets that the Company does not own. Payments were made to or received from the counterparty at specified intervals. In the event of a default on the underlying credit exposure, the Company either received a payment (purchased credit protection) or were required to make a payment (sold credit protection) equal to the par minus recovery value of the swap contract. The Company utilized these contracts in replication relationships for sold credit protection and non-qualifying relationships for purchased credit protection.

14

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Equity Contracts:

Futures: Futures contracts were used to hedge against a decrease in certain equity indices. Such decreases may have resulted in a decrease in variable annuity account values which would have increased the possibility of the Company incurring an expense for guaranteed benefits in excess of account values.The Company entered into exchange traded futures with regulated futures commissions that were members of the exchange. The Company also posted initial and variation margins, with the exchange, on a daily basis.

Options: The Company used options to manage the equity and equity volatility risk of the economic liabilities associated with certain variable annuity minimum guaranteed benefits. The Company may have paid or received upfront premium to enter into these options. The Company utilized these options in non-qualifying hedging relationships.

Total return swaps: The Company used total return swaps as a hedge against a decrease in variable annuity account values, which were invested in funds holding equity instruments. Using total return swaps, the Company agreed with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash was exchanged at the onset of the contracts. Cash was paid and received over the life of the contract based upon the terms of the swaps. The Company utilizes these contracts in non-qualifying hedging relationships.

Variance swaps: The Company used variance swaps to manage equity volatility risk on the economic liabilities associated with certain minimum guaranteed living benefits. An increase in the equity volatility may have resulted in a higher valuation of such liabilities and may also have prospectively increased the cost of hedging equity risk with options. In an equity variance swap, the Company agreed with another party to exchange amounts in the future, based on the changes in equity volatility over a defined period. The Company utilized equity variance swaps in non-qualifying hedging relationships.
Foreign Exchange Contracts:

Foreign exchange swaps: The Company used foreign exchange or currency swaps to reduce the risk of change in the value, yield or cash flows associated with certain foreign denominated invested assets. Foreign exchange swaps represented contracts that require the exchange of foreign currency cash flows against U.S. dollar cash flows at regular periods, typically quarterly or semi-annually. The Company utilized these contracts in nonqualifying hedging relationships.

Currency forwards: The Company utilized currency forward contracts to hedge currency exposure related to its invested assets. The Company utilized these contracts in non-qualifying hedging relationships.

Interest Rate Contracts:

Interest rate swaps: Interest rate swaps were used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and/or liabilities and to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Interest rate swaps were also used to hedge the interest rate risk associated with the value of assets it owns or in an anticipation of acquiring them. Using interest rate swaps, the Company agreed with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest payments, calculated by reference to an agreed upon notional principal amount. These transactions were entered into pursuant to master agreements that provide for a single net payment to be made to/from the counterparty at each due date. The Company utilized these contracts in qualifying hedging relationships as well as non-qualifying hedging relationships.

15

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Swaptions: A swaption is an option to enter into a swap with a forward starting effective date. The Company used swaptions to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. The Company paid or received a premium when it purchased the swaption. The Company utilized these contracts in non-qualifying hedging relationships.

Total return swaps: The Company used total return swaps to hedge the interest rate exposure associated with certain variable annuity minimum guaranteed benefits. Using total return swaps, the Company agreed with another party to exchange, at specified intervals or maturity, the difference between the economic performance of assets or a market index and a funding amount, calculated by reference to an agreed upon notional principal amount. No cash was exchanged at the onset of the contracts. Cash was paid and received over the life of the contract based upon the terms of the swaps. The Company utilized these contracts in non-qualifying hedging relationships.

Futures: The Company used interest rate futures contracts to hedge interest rate risks associated with certain variable annuity minimum guaranteed benefits and CMO-B portfolio. Changes in the general level of interest rates could result in the potential for adverse changes in the portfolio and/or certain variable annuity minimum guaranteed benefits. The Company entered into exchange traded futures with regulated futures commissions that were members of the exchange. The Company also posted initial and variation margins, with the exchange, on a daily basis. The Company utilized exchange-traded futures in non-qualifying hedging relationships.

Interest rate caps and floors: The Company used interest rate cap contracts to hedge the interest rate exposure arising from duration mismatches between assets and liabilities. Interest rate caps were also used to hedge interest rate exposure if rates rise above a specified level. The Company used interest rate floor contracts to hedge interest rate exposure if rates decreased below a specified level. The Company paid an upfront premium for these caps and floors. The Company utilized these contracts in non-qualifying hedging relationships.

Other Accounting Practices

Contract Loans: Contract Loans are reported at unpaid principal balances but not in excess of the cash surrender value.

Aggregate Reserve for Life Policies and Contracts: Life, annuity, and accident and health reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates ranged from 1.00% to 13.25% for 2022.

The Company waives deduction of deferred fractional premiums upon the death, the larger of the variable insurance amount or the amount of the death benefits as of the prior processing date plus the amount of any subsequent additional premium payments minus withdrawals. Surrender values are not promised in excess of the legally computed reserves.
16

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The methods used in valuation of substandard policies are as follows:

For life, endowment and term policies issued substandard, the standard reserve during the premium paying period is increased by 50% of the gross annual extra premium. Standard reserves are held on Paid-Up Limited Pay contracts.

For reinsurance accepted with table rating, the reserve established is a multiple of the standard reserve corresponding to the table rating.

For reinsurance with flat extra premiums, the standard reserve is increased by 50% of the flat extra.

The amount of insurance in force for which the gross premiums are less than the net premiums, according to the standard of valuation required by the Iowa Insurance Division, is $6.0 and $17.3 at December 31, 2022 and 2021, respectively. Reserves to cover the above insurance were immaterial at December 31, 2022 and 2021, respectively.

The tabular interest has been determined from the basic data for the calculation of policy reserves for all direct ordinary life insurance and for the portion of group life insurance. The method of determination of tabular interest of funds not involving life contingencies is as follows: current year reserves, plus payments, less prior year reserves, less funds added.

Reinsurance: Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits expense. Amounts applicable to reinsurance ceded for reserves and unpaid claim liabilities have been reported as reductions of these items, and expense allowances received in connection with reinsurance ceded have been reflected in operations. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contracts.

Participating Insurance: Participating business approximates less than 20% of the Company’s life insurance in force. For the year ended December 31, 2022, premiums on participating policies were $4.3, or less than 31% of life insurance premium income, as compared to $4.8, or less than 31% of life insurance premium income in 2021. The amount of dividends to be paid to participating policyholders is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends expense of $6.3 was incurred in 2022, as compared to $6.8 in 2021. The participating business and related results are 100% ceded to ReliaStar Life Insurance Company, ("ReliaStar"), an indirect, wholly-owned subsidiary of Voya Financial, Inc.

Benefit Plans: VSC created and sponsors the Venerable 401(k) Savings Plan ("Venerable Savings Plan"), which is a tax qualified defined contribution plan for substantially all its employees. The Company's workforce in its entirety is directly employed by VSC and not by the Company itself, and amounts are allocated to the Company for this contributory retirement plan. Certain employees of Venerable Holdings participate in the Venerable Holdings, Inc. Equity Incentive Plan (the "Plan") with respect to awards granted in 2018 and 2021. Venerable Holdings allocates expenses associated with the Plan to its direct and indirect subsidiaries, including the Company. See Note 8 for additional detail.

17

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
Nonadmitted Assets: Nonadmitted assets are summarized as follows:
	December 31
	2022	2021
	(In Thousands)
Healthcare and other amounts receivable	590	8,561
Other	146	4,044
Total nonadmitted assets	$736	$12,605

Changes in nonadmitted assets are generally reported directly in unassigned surplus as an increase or decrease in nonadmitted assets.

Claims and Claims Adjustment Expenses: Claims expenses represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2022. The Company does not discount claims and claims adjustment expense reserves. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are considered to be reasonable and adequate to discharge the Company’s obligations for claims incurred but unpaid as of December 31, 2022.

Guaranteed Benefits:  For variable annuity guarantees, Valuation Manual 21 - Requirements for Principle-Based Reserves for Variable Annuities ("VM-21") is followed. This guideline interprets how to apply the CARVM. The result under the average of the most severe 30% randomly generated stochastic scenarios is held as the reserve. Additionally, two sets of assumptions are used, and the reserve is based on the greater of the two. The first is the "Standard Projection", which largely uses a prescribed set of assumptions, and the second uses Company prudent best estimate assumptions. Both reinsurance and hedging are also reflected. Taxes are not incorporated. Stochastic scenarios must meet VM-21 requirements, which effectively require either the use of prescribed scenario generator directly, or a non-prescribed scenario generator that does not materially lower the reserve.

Separate Accounts: Most separate account assets and liabilities held by the Company represent funds held for the benefit of the Company’s variable life and annuity policy and contract holders who bear all of the investment risk associated with the policies. Such policies are of a non-guaranteed nature. All net investment experience, positive or negative, is attributed to the policy and contract holders’ account values. The assets and liabilities of these accounts, excluding the Market Value Adjustment Separate Account ("MVA"), are carried at fair value and are legally segregated and are not subject to claims that arise out of any other business of the Company. There are no product classification differences between statutory accounting practices and U.S. GAAP. (See Note 3 for details related the Company's prescribed practices related to the MVA.)

2.  Business Combinations and Goodwill

The Company purchased 100% of the issued and outstanding capital stock of CSLR, an insurance company domiciled in the State of Delaware, on June 1, 2021 from Equitable Holdings. CSLR is authorized in 49 states and the District of Columbia, and operates as a reinsurance company, primarily assuming variable annuity guaranteed minimum death benefit ("GMDB"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB") riders.

The transaction was accounted for as a statutory purchase under SSAP No. 68, Business Combinations and Goodwill ("SSAP No. 68"). Goodwill represents the excess of what the Company paid to acquire CSLR over the fair value of CSLR's net assets at the acquisition date. The Company has elected to amortize goodwill into surplus over ten years in accordance with SSAP No. 68. On a quarterly basis, the Company compares goodwill to VIAC's total surplus to determine if any goodwill should be non-admitted in compliance with SSAP No. 68's non-admission requirement for goodwill in excess of 10% of the acquiring company's surplus.

18

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The table below reflects goodwill at the acquisition date and as of December 31, 2022:

1	2	3	4	5
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill
		(In Thousands)
CSLR	06/01/2021	$215,580	$121,269	$121,269

1	6	7	8	9
Purchased entity	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill Col. 6/Col. 8
	(In Thousands)
CSLR	$102,068	$12,127	$1,488,516	6.9%

The subcomponents and calculation of adjusted surplus and total admitted goodwill as of December 31, 2022 is as follows:

	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	(In Thousands)

(1) Capital & Surplus	$1,898,502	XXX
Less:
(2) Admitted Positive Goodwill	105,100	XXX
(3) Admitted EDP Equipment & Operating System Software	—	XXX
(4) Admitted Net Deferred Taxes	—	XXX
(5) Adjusted Capital and Surplus	1,793,402	XXX

(6) Limitation on amount of goodwill (adjusted capital and surplus times 10% goodwill limitation)	179,340	XXX

(7) Current period reported Admitted Goodwill	XXX	$# $102,068
(8) Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus	XXX	5. 55.7%

3.	Permitted and Prescribed Statutory Basis Accounting Practices
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Iowa Insurance Division. The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner of the Iowa Insurance Division ("Commissioner") has the right to permit other specific practices that deviate from prescribed practices.

The Company is required to identify those significant accounting practices that are permitted or prescribed, and obtain written approval of the practices from the Iowa Insurance Division.

19

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
For the years ended December 31, 2022 and 2021, the Company had no such permitted accounting practices.

MVA Prescribed Practice
The Company, with the explicit permission of the Commissioner, carries the assets of the Market Value Adjustment Separate Account (“MVA”) at amortized cost instead of fair value as required by SSAP No. 56, Separate Accounts (“SSAP No. 56”). The impact to the Company’s capital and surplus as a result of this prescribed practice was a decrease of $8.2 as of December 31, 2022 and a decrease of $10.4 as of December 31, 2021. The Company’s net income was decreased by $2.2 for the year ended December 31, 2022 and net loss was increased by $1.0 for the year ended December 31, 2021 as a result of the prescribed practice. The Company’s risk-based capital would not have triggered a regulatory event had the Company not used this prescribed practice.

Quasi-Reorganization Permitted Practice
On May 8, 2013, the Company, with the permission of the Commissioner, restated the gross paid-in and contributed surplus and the unassigned funds components of surplus, as of December 31, 2012, similar to the restatement of surplus that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization under SSAP No. 72, Surplus and Quasi-Reorganizations (“SSAP No. 72”). The restatement resulted in a decrease to gross paid-in and contributed surplus and an increase in unassigned surplus of $1,659.0. This permitted practice had no impact on net income, total capital and surplus or risk-based capital.

The Company’s risk-based capital would not have triggered a regulatory event had the Company not used any of these prescribed practices.

20

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
4. Investments

Bonds and Equity Securities

The cost or amortized cost and fair value of bonds and equity securities are as follows:
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2022
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$20,694	$—	$554	$20,141
States, municipalities, and political subdivisions	117,130	—	11,863	105,268
Foreign other (par value - $2,686,484)	2,694,702	5,717	221,328	2,479,091
Foreign government (par value - $105,761)	112,184	82	18,683	93,582
Corporate securities	3,987,611	12,431	389,739	3,610,304
Residential mortgage-backed securities	183,903	7,925	15,836	175,992
Commercial mortgage-backed securities	260,781	6	33,482	227,306
Other asset backed securities	1,138,743	5,421	85,051	1,059,113
Total bonds	8,515,748	31,582	776,536	7,770,797
Preferred stocks	49,347	14,496	12,717	51,126
Common stocks	10,000	—	—	10,000
Total equity securities	59,347	14,496	12,717	61,126
Total	$8,575,095	$46,078	$789,253	$7,831,923

At December 31, 2021
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,777	$2	$60	9,719
States, municipalities, and political subdivisions	120,159	12,312	6	132,464
Foreign other (par value - $2,800,402)	2,806,407	135,789	8,534	2,933,662
Foreign government (par value - $100,761)	108,247	5,974	1,026	113,196
Corporate securities	3,989,348	370,165	8,694	4,350,818
Residential mortgage-backed securities	165,602	22,939	100	188,442
Commercial mortgage-backed securities	188,665	5,347	3,095	190,917
Other asset backed securities	1,160,058	22,847	7,753	1,175,151
Total bonds	8,548,263	575,375	29,268	9,094,369
Preferred stocks	59,759	1,983	839	60,903
Common stocks	10,000	—	—	10,000
Total equity securities	69,759	1,983	839	70,903
Total	$8,618,022	$577,358	$30,107	$9,165,272

21

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
Reconciliation of bonds from amortized cost to carrying value is as follows:
	December 31
	2022	2021
	(In Thousands)
Cost or amortized cost	$8,515,748	$8,548,263
Adjustment for FX and below investment grade bonds	(1,804)	(258)
Carrying value	$8,513,944	$8,548,005

The aggregate fair value of bonds with unrealized losses and the time period that cost exceeded fair value are as follows:
	Less than 6 Months Below Cost	More than 6 Months and Less than 12 Months Below Cost	More than 12 Months Below Cost	Total
	(In Thousands)
At December 31, 2022
Fair value	$812,979	$4,709,751	$1,731,451	$7,254,181
Unrealized loss	32,032	427,080	317,423	776,535

At December 31, 2021
Fair value	$1,471,140	$244,463	$135,666	$1,851,269
Unrealized loss	16,051	6,760	6,458	29,269

The amortized cost and fair value of investments in bonds at December 31, 2022, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Amortized Cost	Fair Value
	(In Thousands)
Maturity:
Due in 1 year or less	$282,378	$278,847
Due after 1 year through 5 years	1,647,807	1,570,899
Due after 5 years through 10 years	1,898,763	1,711,997
Due after 10 years	3,103,373	2,746,641
	6,932,321	6,308,384
Residential mortgage-backed securities	183,903	175,992
Commercial mortgage-backed securities	260,781	227,306
Other asset-backed securities	1,138,743	1,059,113
Total	$8,515,748	$7,770,795

22

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The Company does not have direct exposure through investments in subprime mortgage loans as of December 31, 2022 and 2021.

The following table summarizes the Company’s indirect exposure through other investments as of December 31, 2022 and 2021, respectively:
	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
	(In Thousands)
December 31, 2022
Residential mortgage-backed securities	$53,418	$53,321	$51,623	$(1,620)
Structured securities	3,429	1,432	5,466	(2)
Total	$56,847	$54,753	$57,089	$(1,622)

December 31, 2021
Residential mortgage-backed securities	$44,291	$44,063	$47,738	$(819)
Structured securities	3,874	$1,723	9,574	—
Total	$48,165	$45,786	$57,312	$(819)

The Company does not have underwriting exposure to subprime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage as of December 31, 2022 and 2021.

The following table shows prepayment penalty and acceleration fees at December 31, 2022 and 2021:
	General Account	Separate Account
December 31, 2022	(In Thousands)
Number of CUSIPs	15	2
Aggregate Amount of Investment Income	$4,386	$373

December 31, 2021
Number of CUSIPs	73	8
Aggregate Amount of Investment Income	$37,446	$528

Mortgage Loans and Real Estate

All mortgage loans are evaluated by seasoned underwriters, including an appraisal of loan-specific credit quality, property characteristics, and market trends. The Company's mortgage loans on real estate are all commercial mortgage loans, held for investment.

The maximum and minimum lending rates for mortgage loans initiated during 2022 were 3.3% and 7.9%, respectively.

The Company did not have any taxes, assessments and any amounts advanced and not included in the mortgage loan total as of December 31, 2022 and 2021.

23

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

During 2022, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75.0% on commercial properties.

The Company's commercial mortgage loans of $1.8 billion and $2.2 billion as of December 31, 2022 and 2021, respectively, were current, from an age analysis perspective. The amount of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement were $1.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

The Company did not have any investments in impaired mortgage loans with or without an allowance for credit losses or in any impaired loans subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2022 and 2021.

The Company recognizes interest income on its impaired loans upon receipt.

The Company has no allowances for credit losses as of December 31, 2022 and 2021.

The Company has no mortgage loans derecognized as a result of foreclosure as of December 31, 2022 and 2021.

Real Estate

The Company did not have any real estate transactions as of December 31, 2022 and 2021.

Net Realized Capital Gains and Losses

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:
	December 31
	2022	2021
	(In Thousands)
Realized capital (losses) gains	$41,714	$(484,377)
Amount transferred to IMR (net of related taxes of $728 in 2022, $3,319 in 2021)	(2,737)	(40,007)
Federal income tax benefit (expense)	(42,421)	(39,431)
Net realized capital (losses) gains	$(3,444)	$(563,815)

Realized capital losses include losses of $16.8 and $55.8 related to securities that have experienced other-than-temporary declines in value during 2022 and 2021, respectively.

Proceeds from sales of investments in bonds and other fixed maturity interest securities were $1.4 billion and $4.9 billion in 2022 and 2021, respectively. Gross gains of $11.7 and $975.2 and gross losses of $5.8 and $69.5 during 2022 and 2021, respectively, were realized on those sales. A portion of the gains and losses realized in 2022 and 2021 has been deferred to future periods in the IMR. In addition, gross losses of $0.0 and gross losses of $201.4 during 2022 and 2021, respectively, were due to the impact of derivatives.

The Company did not recognize any other-than-temporary impairments ("OTTI") in accordance with structured securities subject to SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) due to intent to sell or inability or lack of intent to hold to recovery as of the years ended December 31, 2022 and 2021.

24

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The following table discloses in detail the OTTI’s recognized by the Company in accordance with structured securities subject to SSAP No. 43R, exclusive of intent impairments, as of December 31, 2022:
CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than-Temporary Impairment	Amortized Cost After Other-Than-Temporary Impairment	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
	(In Thousands)
17314RAF2	$7,451,920	$6,717	$735	$6,717	$6,717	9/30/2022
00075WAP4	268,609	235	34	235	235	12/31/2022
02147RAT7	65,226	64	1	64	64	12/31/2022
05531RAE7	1,978,938	1,793	186	1,793	1,793	12/31/2022
058933AG7	748,984	661	88	661	661	12/31/2022
05946XZD8	262,468	251	11	251	251	12/31/2022
05949CMU7	1,483,070	1,360	123	1,360	1,360	12/31/2022
07386HQW4	1,637,790	1,510	128	1,510	1,510	12/31/2022
07386HZG9	3,406,382	3,207	199	3,207	3,207	12/31/2022
0738794H8	116,444	115	2	115	115	12/31/2022
17314RAF2	6,516,527	6,450	67	6,450	6,450	12/31/2022
17321HAD0	2,251,825	1,984	268	1,984	1,984	12/31/2022
17326CBE3	203,884	190	14	190	190	12/31/2022
2254582C1	217,305	192	25	192	192	12/31/2022
2254582J6	209,547	122	87	122	122	12/31/2022
225470B77	5,589,435	5,249	340	5,249	5,249	12/31/2022
36185MAD4	167,734	157	10	157	157	12/31/2022
362341XE4	950,147	880	70	880	880	12/31/2022
36245RAA7	677,952	582	96	582	582	12/31/2022
41161UAC6	1,951,342	1,754	198	1,754	1,754	12/31/2022
41161UAE2	255,053	244	11	244	244	12/31/2022
466247UG6	628,439	585	44	585	585	12/31/2022
46631JAA6	820,795	697	123	697	697	12/31/2022
59565HAY1	2,659,284	2,450	209	2,450	2,450	12/31/2022
59565HBA2	407,715	402	5	402	402	12/31/2022
59565HBB0	48,133	47	1	47	47	12/31/2022
59565HBF1	952,646	925	28	925	925	12/31/2022
61758LAD1	2,112,319	1,763	349	1,763	1,763	12/31/2022
61760CAN5	1,094,872	826	268	826	826	12/31/2022
761118QM3	2,196,652	1,838	359	1,838	1,838	12/31/2022
86359DBX4	588,739	11	578	11	11	12/31/2022
92922FWE4	307,477	293	15	293	293	12/31/2022
93935YAA8	195,382	153	43	153	153	12/31/2022
94982XAD4	916,727	817	100	817	817	12/31/2022
94983JAC6	308,903	296	13	296	296	12/31/2022
94984MAA2	185,282	177	8	177	177	12/31/2022
Total	XXX	XXX	$4,838	XXX	XXX	XXX

The total amount of OTTI's recognized by the Company arising from the present value of expected cash flows being less than the amortized cost of structured securities subject to SSAP No. 43R was $4.8 and $0.4 in 2022 and 2021, respectively.

25

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The following table shows for the years ended December 31, 2022 and 2021, all impaired securities in the aggregate for which an OTTI has not been recognized in earnings as a realized loss, including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains:
	December 31, 2022
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$138,531	$1,774,079
Greater than 12 months	71,355	506,295
Total	$209,886	$2,280,374

	December 31, 2021
	Aggregate Amount of Unrealized Losses	Aggregate Fair Value of Securities with Unrealized Losses
	(In Thousands)
Less than 12 months	$12,290	$1,025,943
Greater than 12 months	4,338	124,748
Total	$16,628	$1,150,691

Impairments on Joint Ventures, Partnerships, and Limited Liability Companies

Impairments on joint venture, partnerships and limited liability company holdings are taken when it is determined that these values are not recoverable. The fair value of these investments is based upon the Company’s overall proportional ownership interest in the underlying partnership. The Company did not have any impairments for the years ended December 31, 2022 and 2021.

Investment Income

Major categories of net investment income are summarized as follows:
	Year ended December 31
	2022	2021
	(In Thousands)
Income:
Bonds	$390,992	$556,906
Mortgage loans	102,573	128,248
Equity securities	2,866	4,658
Subsidiary	190,000	(3,031)
Contract loans	435	214
Derivatives	—	(243,546)
Other	31,228	73,101
Total investment income	718,093	516,550
Investment expenses	(20,189)	(35,740)
Net investment income	$697,904	$480,810

26

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
Federal Home Loan Bank Agreements

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (entered into advances) with the FHLB as part of the Company's liquidity strategy. The Company has determined the estimated maximum borrowing capacity as $9.2 billion at December 31, 2022. The Company has the ability to obtain funding from the FHLB based on a percentage of the value of its assets and subject to the availability of eligible collateral. The limit across all programs is 30% of the general and separate accounts net admitted assets of the Company, one quarter in arrears.

The amount of FHLB capital stock held by the Company is as follows:
	2022			2021
	General Account	Separate Account	Total	General Account	Separate Account	Total
	(In Thousands)
Membership stock - Class A	$—	$—	$—	$—	$—	$—
Membership stock - Class B	10,000	—	10,000	10,000	—	10,000
Activity stock	—	—	—	—	—	—
Excess stock	—	—	—	—	—	—
Aggregate total	$10,000	$—	$10,000	$10,000	$—	$10,000

The actual collateral as determined by the Company is $0.0 at December 31, 2022 and 2021.

All FHLB membership stock is not eligible for redemption.

The Company did not have any amount of collateral pledged to FHLB as of December 31, 2022, and did not have any maximum amount that was pledged to FHLB as of December 31, 2022. The amount of collateral pledged to FHLB and the maximum amount that was pledged to FHLB as of December 31, 2021 is as follows:

	Amount Pledged at End of Reporting Period			Maximum Amount Pledged During Reporting Period
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Thousands)
As of December 31, 2021
General account	$—	$—	$—	$734,195	$654,182	$—
Separate account	—	—	—	—	—	—
Total	$—	$—	$—	$734,195	$654,182	$—

27

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The Company did not have any amount borrowed from the FHLB  at December 31, 2022, and did not have any maximum amount the general account borrowed from FHLB during the year ended December 31, 2022..

The Company did not have any amount borrowed from the FHLB at December 31, 2021. The maximum amount the general account borrowed from FHLB during the year ended December 31, 2021 was $365.0. The effective rate at which interest accrued on the amount borrowed from the FHLB ranged between 0.28% and 0.31% for the year ended December 31, 2021. The Company paid an immaterial amount of interest for the year ended December 31, 2021.

The Company does not have any outstanding FHLB borrowings at December 31, 2022, and therefore is not currently subject to prepayment penalties.

Restricted Assets

The following table shows assets pledged as collateral or restricted at December 31, 2022:
	Gross (Admitted & Nonadmitted) Restricted
	General Account		Separate Account	Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*	Supporting General Account Activity**
(In Thousands)
FHLB capital stock	10,000	—	—	10,000	10,000	—	—	10,000	0.03%	0.03%
On deposit with states	9,975	—	—	9,975	9,923	52	—	9,975	0.03%	0.03%
Total restricted assets	$19,975	$—	$—	$19,975	$19,923	$52	$—	$19,975	0.06%	0.06%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2022.
The following table shows assets pledged as collateral or restricted at December 31, 2021:
	Gross (Admitted & Nonadmitted) Restricted
	General Account		Total Assets	Total From Prior Year	Increase/(Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Asset Category	Total Assets	Supporting Separate Account Activity*
(In Thousands)
FHLB capital stock	10,000	—	10,000	10,000	—		10,000	0.03%	0.03%
On deposit with states	9,923	—	9,923	9,905	18	—	9,923	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	662,772	(662,772)	—	—	—%	—%
Derivative Pledged Collateral	—	—	—	746,669	(746,669)	—	—	—%	—%
Total restricted assets	$19,923	$—	$19,923	$1,429,346	$(1,409,423)	$—	$19,923	0.06%	0.06%

* Subset of Total General Account Gross Restricted Assets

There were no restricted assets within the separate accounts at December 31, 2021.

28

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The Company did not have any collateral received and reflected as assets within its financial statements at December 31, 2022 and at December 31, 2021.

5.	Concentrations of Credit Risk

The Company held below investment grade corporate bonds with a carrying value of $275.0 and $362.8 and a fair value of $243.0 and $388.8 at December 31, 2022 and 2021, respectively. Those holdings amounted to 3.2% and 4.0% of the Company’s investments in bonds and 2.2% and 2.7% of total admitted assets excluding separate accounts, at December 31, 2022 and 2021, respectively. The holdings of below investment grade bonds are widely diversified and of satisfactory quality based on the Company’s investment policies and credit standards.

The Company held unrated bonds with a carrying value of $0.0 and $1.0 with a fair value of $0.0 and $1.0 at December 31, 2022 and 2021, respectively. The carrying value of these holdings amounted to 0.0% and 0.0% of the Company’s investment in bonds and 0.0% and 0.0% of the Company’s total admitted assets excluding separate accounts, at December 31, 2022 and 2021, respectively.

Loan-to-value ("LTV") and debt service coverage ("DSC") ratios are measures commonly used to assess the risk and quality of commercial mortgage loans. The LTV ratio, calculated at time of origination, is expressed as a percentage of the amount of the loan relative to the value of the underlying property. An LTV ratio in excess of 100% indicates the unpaid loan amount exceeds the value of the underlying collateral. The DSC ratio, based upon the most recently received financial statements, is expressed as a percentage of the amount of a property's net income (loss) to its debt service payments. A DSC ratio of less than 1.0 indicates that property's operations do not generate sufficient income to cover debt payments. These ratios are utilized as part of the review process described above. LTV and DSC ratios as of the dates indicated are presented below:

	As of December 31, 2022		As of December 31, 2021
	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Origination Loan-to-Value
0% - 50%	$444,926	24.9%	$582,671	26.5%
50% - 60%	769,287	43.0%	888,363	40.5%
60% - 70%	545,009	30.5%	608,613	27.7%
70% - 80%	29,398	1.6%	115,627	5.3%
80% - 90%	—	—%	—	—%
Total	$1,788,620	100.0%	$2,195,274	100.0%

Debt Service Coverage Ratio
Greater than 1.5x	$1,287,216	72.0%	$1,933,259	88.0%
1.25x to 1.5x	242,739	13.6%	81,662	3.7%
1.0x to 1.25x	163,796	9.2%	163,862	7.5%
Less than 1.0x	79,233	4.3%	16,491	0.8%
Not Applicable*	15,636	0.9%	—	—%
Total	$1,788,620	100.0%	$2,195,274	100.0%

*Commercial mortgage loans secured by land or construction loans

If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect on all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to either the present value of expected cash flows from the loan, discounted at the loan’s effective interest rate, or fair value of the collateral.

29

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company's mortgage loan portfolio diversification by property type:
	As of December 31, 2022		As of December 31, 2021
Property Type	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Retail	$545,287	30.5%	$652,256	29.7%
Apartments	366,539	20.5%	477,174	21.7%
Office	450,440	25.2%	464,381	21.2%
Industrial	176,122	9.8%	294,226	13.4%
Other	167,963	9.4%	220,778	10.1%
Hotel/Motel	82,269	4.6%	86,459	3.9%
Total	$1,788,620	100.0%	$2,195,274	100.0%

The following table shows the Company's mortgage loan portfolio diversification by region:
	As of December 31, 2022		As of December 31, 2021
Region	Carrying Value	%	Carrying Value	%
	(In Thousands)		(In Thousands)
Pacific	$417,237	23.3%	$477,409	21.8%
South Atlantic	368,333	20.6%	504,395	23.0%
West South Central	118,890	6.6%	179,726	8.2%
East North Central	264,776	14.8%	273,056	12.4%
Middle Atlantic	362,287	20.3%	425,665	19.4%
Mountain	178,516	10.0%	241,160	11.0%
West North Central	21,832	1.2%	33,750	1.5%
New England	28,061	1.6%	37,898	1.7%
East South Central	28,688	1.6%	22,213	1.0%
Total	$1,788,620	100.0%	$2,195,274	100.0%

The following table shows the carrying value of the Company's mortgage loan portfolio breakdown by year of origination:
Year of Origination	As of December 31, 2022	As of December 31, 2021
	(In Thousands)
2022	$26,756	$—
2021	767	11,229
2020	65,909	73,468
2019	76,854	93,731
2018	296,633	344,345
2017	236,405	244,463
2016	281,434	355,874
2015	217,447	291,631
2014	251,533	304,997
2013	257,849	314,730
2012 and prior	77,033	160,805
Total	$1,788,620	$2,195,273

30

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
6.	Reserves
At December 31, 2022, the Company’s annuity reserves, including those held in separate accounts and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

A. INDIVIDUAL ANNUITIES
	General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
	(In Thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$5,485,263	$110,138	$—	$5,595,401	27.2%
b. At book value less current surrender charge of 5% or more	400,940	689	—	401,629	1.9%
c. At fair value	—	—	7,026,402	7,026,402	34.1%
d. Total with market value adjustment or at fair value (total of a through c)	5,886,203	110,827	7,026,402	13,023,432	63.2%
e. At book value without adjustment (minimal or no charge or adjustment)	3,917,092	14,668	—	3,931,759	19.1%

(2) Not subject to discretionary withdrawal	3,644,031	—	—	3,644,031	17.7%
(3) Total (gross: direct + assumed)	13,447,326	125,495	7,026,402	20,599,222	100.0%
(4). Reinsurance ceded	4,435,590	—	—	4,435,590
(5) Total (net) (3) - (4)	9,011,736	125,495	7,026,402	16,163,632

(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	267,985	—	—	267,985

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

B. GROUP ANNUITIES
	General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
	(In Thousands)
(1) Subject to discretionary withdrawal:
a. With market value adjustment	$163,122	$159,884	$—	$323,006	2.9%
b. At book value less current surrender charge of 5% or more	899	526	—	1,425	—%
c. At fair value	—	—	10,843,647	10,843,647	96.3%
d. Total with market value adjustment or at fair value (total of a through c)	164,021	160,410	10,843,647	11,168,078	99.2%
e. At book value without adjustment (minimal or no charge or adjustment)	89,065	11	—	89,076	0.8%

(2) Not subject to discretionary withdrawal	—	—	—	—	—%
(3) Total (gross: direct + assumed)	253,086	160,421	10,843,647	11,257,154	100.0%
(4). Reinsurance ceded	89,193	—	—	89,193
(5) Total (net) (3) - (4)	163,893	160,421	10,843,647	11,167,961

(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:	878	—	—	878

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

31

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
C. DEPOSIT-TYPE CONTRACTS (no life contingencies):
		General Account	Separate Account with Guarantees*	Separate Account Nonguaranteed	Total	% of Total
		(In Thousands)
(1) Subject to discretionary withdrawal:
	a. With market value adjustment	$—	$—	$—	$—	—%
	b. At book value less current surrender charge of 5% or more	—	—	—	—	—%
	c. At fair value	—	—	—	—	—%
	d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—%
	e. At book value without adjustment (minimal or no charge or adjustment)	62,758	—	—	62,758	1.8%

(2) Not subject to discretionary withdrawal		3,405,119	—	—	3,405,119	98.2%
(3) Total (gross: direct + assumed)		3,467,877	—	—	3,467,877	100.0%
(4). Reinsurance ceded		2,339,078	—	—	2,339,078
(5) Total (net) (3) - (4)		1,128,799	—	—	1,128,799

(6) Amount included in A(1) above that will move to A(1) for the first time within the year after the statement date:		—	—	—	—

*These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 1, Summary of Significant Accounting Polices for additional information.

D.
Life & Accident & Health Annual Statement:		Amount
		(In Thousands)
(1)	Exhibit 5, Annuities Section, Total (net)	$8,157,810
(2)	Exhibit 5, Supplemental Contracts with Life Contingencies Section, Total (net)	1,017,820
(3)	Exhibit 7, Deposit - Type Contracts, line 14, column 1	1,128,799
(4)	Subtotal (1+2+3)	$10,304,429

Separate Accounts Annual Statement:
(5)	Exhibit 3, line 0299999, column 2	$18,155,965
(6)	Exhibit 3, line 0399999, column 2	—
(7)	Policyholder dividend and coupon accumulations	—
(8)	Policyholder premiums	—
(9)	Guaranteed interest contracts	—
(10)	Other contract deposit funds	—
(11)	Subtotal (5+6+7+8+9+10)	$18,155,965
(12)	Combined total (4+11)	$28,460,394
32

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Analysis of life actuarial reserves by withdrawal characteristics as of December 31, 2022  are summarized as follows:

	Account Value	Cash Value	Reserve
	(In Thousands)
General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	223,362	224,095	265,991
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	63,419	312,428	359,845
h. Variable Life	—	—	—
i. Variable Universal Life	6,655	6,651	6,651
j. Miscellaneous Reserves	—	—	3,924
(2) Not Subject to Discretionary Withdrawal or No Cash Value:
a. Term Policies without Cash Value	XXX	XXX	391
b. Accidental Death Benefits	XXX	XXX	188
c. Disability - Active Lives	XXX	XXX	1,027
d. Disability - Disabled Lives	XXX	XXX	1,542
e. Miscellaneous Reserves	XXX	XXX	5,639
(3) Total (gross: direct + assumed)	293,436	543,174	645,198
(4) Reinsurance Ceded	293,436	543,174	645,198
(5) Total (net) (3) - (4)	—	—	—

33

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

	Account Value	Cash Value	Reserve
(In Thousands)
Separate Account with Guarantees
(1) Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
a. Term Policies with Cash Value	—	—	—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	—	—	—
j. Miscellaneous Reserves	—	—	—
(2) Not Subject to Discretionary Withdrawal or No Cash Value:
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	—	—	—

	Account Value	Cash Value	Reserve
(In Thousands)
Separate Account Nonguaranteed
(1) Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	32,832	32,754	32,754
j. Miscellaneous Reserves	—	—	—
(2) Not Subject to Discretionary Withdrawal or No Cash Value:
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
(3) Total (gross: direct + assumed)	32,832	32,754	32,754
(4) Reinsurance Ceded	—	—	—
(5) Total (net) (3) - (4)	32,832	32,754	32,754

34

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
Life & Accident & Health Annual Statement:		Amount
(In Thousands)
(1)	Exhibit 5, Life Insurance Section, Total (net)	$—
(2)	Exhibit 5, Accidental Death Benefits Section, Total (net)	—
(3)	Exhibit 5, Disability - Active Lives Section, Total (net)	—
(4)	Exhibit 5, Disability - Disabled Lives Section, Total (net)	—
(5)	Exhibit 5, Miscellaneous Reserves Section, Total (net)	—
(6)	Subtotal (1+2+3+4+5)	$—

Separate Accounts Annual Statement:
(7)	Exhibit 3, line 0199999, column 2	$32,754
(8)	Exhibit 3, line 0499999, column 2	—
(9)	Exhibit 3, line 0599999, column 2	—
(10)	Subtotal (7+8+9)	$32,754
(11)	Combined total (6+10)	$32,754

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2022 and 2021 are as follows:
Type	Gross	Net of Loading
	(In Thousands)
December 31, 2022
Ordinary renewal	$(50,254)	$(50,254)
Group Life	540	540
Group Annuity	(121)	(121)
Totals	$(49,835)	$(49,835)

December 31, 2021
Ordinary renewal	(51,232)	(51,232)
Group Life	172	172
Group Annuity	(173)	(173)
Totals	$(51,233)	$(51,233)

7.	Employee Benefit Plans
The Company's workforce in its entirety is directly employed by VSC, and not by the Company itself. VSC created and sponsors the Venerable 401 (k) Savings Plan (the “Venerable Savings Plan”). The Venerable Savings Plan is a tax qualified defined contribution plan. Substantially all employees of VSC are eligible to participate, and are automatically enrolled in the Venerable Savings Plan with a minimum deferral of 3% of eligible compensation (unless participation is affirmatively declined). VSC will also match employee pretax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a four year graded vesting schedule. All contributions made to the Savings Plan were subject to certain limits imposed by applicable law. Venerable Savings Plan benefits are not guaranteed by the Pension Benefit Guaranty Corporation ("PBGC"). The Venerable Savings Plan may also allocate amongst eligible participants, a profit sharing contribution of up to a maximum 4% of eligible compensation. Amounts allocated to the Company for the Venerable Savings Plan were $3.1 and $3.5 for the years ended December 31, 2022 and 2021, respectively.

35

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The Company is a party to a deferred compensation plan for eligible employees of VSC and certain other individuals who meet the eligibility criteria. The liability for the deferred compensation commitment for VSC's employees is held on VSC and fluctuates with market conditions. The Company has no legal obligation for benefits under the plan. Amounts allocated to the Company were  $(0.2) and $0.3 for the years ended December 31, 2022 and 2021, respectively.
Certain employees of Venerable Holdings participate in the Venerable Holdings, Inc. Equity Incentive Plan (the "Plan") with respect to awards granted in 2018 and 2021. The Plan permits the Parent to grant stock options to participants subject to vesting. The Company has no legal obligation for benefits under the Plan. Venerable Holdings allocates expenses associated with the Plan to its direct and indirect subsidiaries including the Company. Amounts allocated to the Company for the Plan were $2.7 and $0.0 for the years ended December 31,  2022 and 2021, respectively.
36

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
8.	Separate Accounts
Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders.

The general nature and characteristics of the separate accounts business follows:
	Indexed	Non-Indexed Guarantee Less than/equal to 4%	Non-Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2022
Premium, consideration or deposits for the year	$—	$53	$19,610	$19,663

Reserves for separate accounts with assets at:
Fair value	$—	$—	$17,902,804	$17,902,804
Amortized cost*	—	285,916	—	285,916
Total separate account reserves	$—	$285,916	$17,902,804	$18,188,720
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$285,916	$—	$285,916
At fair value	—	—	17,902,804	17,902,804
Subtotal	—	285,916	17,902,804	18,188,720
Total separate account aggregate reserves	$—	$285,916	$17,902,804	$18,188,720

	Indexed	Non-Indexed Guarantee Less than/equal to 4%	Non-Guaranteed Separate Accounts	Total
	(In Thousands)
December 31, 2021
Premium, consideration or deposits for the year	$—	$(6)	$43,432	$43,426

Reserves for separate accounts with assets at:
Fair value	$—	$—	$24,934,607	$24,934,607
Amortized cost*	—	379,528	—	379,528
Total separate account reserves	$—	$379,528	$24,934,607	$25,314,135

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment*	$—	$379,528	$—	$379,528
At fair value	—	—	24,934,607	24,934,607
Subtotal	—	379,528	24,934,607	25,314,135
Total separate account aggregate reserves	$—	$379,528	$24,934,607	$25,314,135

* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

37

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. For the years ended December 31, 2022 and 2021, the Company reported assets and liabilities from the following product lines in a separate account: Individual Annuity, Group Annuity, Individual Life and Group Life.

Some assets in the separate account are considered legally insulated from the general account, providing protection of such assets from being available to satisfy claims resulting in the general account. The assets legally and not legally insulated from the general account are summarized in the following table, by product or transaction type, as of December 31, 2022 and 2021:
Product or Transaction	Legally Insulated Assets	Not Legally Insulated Assets*
	(In Thousands)
December 31, 2022
Individual Annuity	$7,038,294	$140,949
Group Annuity	10,862,000	180,176
Individual Life	9,083	—
Group Life	23,727	—
Total	$17,933,104	$321,125

December 31, 2021
Individual Annuity	$9,795,800	$163,468
Group Annuity	15,126,308	241,407
Individual Life	12,595	—
Group Life	33,406	—
Total	$24,968,109	$404,875
* These amounts reflect prescribed practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

Separate account assets for products registered with the U.S. Securities and Exchange Commission ("SEC") totaled $18.3 billion and $25.4 billion as of the years ended December 31, 2022 and 2021, respectively. The Company did not have any separate account assets from products excluded from registration as of December 31, 2022 and 2021.

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid the following amounts in risk charges:
Year ended	Risk Charges
(In Thousands)

2022	$154,011
2021	166,800
2020	175,289
2019	189,437
2018	199,389

38

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

 Total separate account guarantees paid by the Company’s general account are as follows:
Year ended	Guarantees Paid
(In Thousands)
2022	$46,302
2021	26,078
2020	33,298
2019	31,335
2018	12,084

The Company does not engage in securities lending transactions within its separate accounts.

A reconciliation of the amounts transferred to and from the separate accounts is presented below:
	Year ended December 31
	2022	2021
	(In Thousands)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$19,805	$44,515
Transfers from separate accounts	(2,418,363)	(3,335,727)
Transfers as reported in the Statements of Operations	$(2,398,558)	$(3,291,212)

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2022 and 2021, was $17.9 billion and $25.0 billion, respectively.

The Company has products classified within the separate account for which the investment directive is not determined by the contract holder. If these investments had been included in the general account, the Company would not have exceeded the investment limitations imposed on the general account.

The Company has separate account assets for which less than 100% of investment proceeds, net of contract fees and assessments, are attributed to the contract holder. The reinvestment of these investment proceeds within the separate account would not have resulted in a combined investment portfolio that exceeds the state investment limitations imposed on the general account.

9.	Federal Income Taxes
On June 1, 2021, the Company purchased 100% of the issued and outstanding capital stock of CSLR. Equitable Holdings and VIAC elected to treat the sale and purchase of the capital stock of CSLR as an asset sale and purchase by making the election under Internal Revenue Code section 338(h)(10). The Company charged goodwill for the purchase price of the shares of capital stock over the statutory surplus and capital of CSLR. The amortization of this statutory goodwill is not deductible for Federal income tax purpose.

The Company treated the cession of its deferred variable annuity business and payout annuity business to CSLR on June 1, 2021 as taxable reinsurance. Consequently, the Company realized net capital gain on investment securities transferred to CSLR. Under the consolidated return regulations – the Company and CSLR join in the filing of consolidated Federal income tax returns – the Company deferred the net capital gain. This deferred intercompany gain gave rise to a significant deferred tax liability.

39

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The Inflation Reduction Act ("Act") was enacted on August 16, 2022 and included a new corporate alternative minimum tax ("CAMT"). The Company has determined that it does not expect to be liable for the CAMT in 2023.

The Company has entered into a federal tax sharing agreement with members of an affiliated group as defined in Section 1504 of the Internal Revenue Code of 1986, as amended. The agreement provides for the manner of calculation and the amounts/timing of the payments between the parties as well as other related matters in connection with the filing of consolidated federal income tax returns. The federal tax sharing agreement provides that the Company pays its subsidiaries for the tax benefits of ordinary and capital losses only to the extent the consolidated tax group actually uses the tax benefit of losses generated.

The following is a list of affiliated companies that participate in the filing of the Company's consolidated federal income tax return for the year ended December 31, 2022:
Venerable Insurance and Annuity Company
Corporate Solutions Life Reinsurance Company
The following is a list of affiliated companies that participated in the filing of the Company's consolidated federal income tax return for the year ended December 31, 2021:
Venerable Insurance and Annuity Company	Rocky Range, Inc.
Corporate Solutions Life Reinsurance Company

Under the intercompany tax sharing agreement, the Company recorded a payable of $50.9 at December 31, 2022 to its subsidiary CSLR, for its portion of the consolidated federal income taxes. At December 31, 2021, an additional $394.8 due from CSLR was considered forgiven by VIAC and was recorded as a capital contribution from VIAC to CSLR at that time.

Current income taxes incurred consisted of the following major components:
	Year ended December 31
	2022	2021
	(In Thousands)
Federal tax expense (benefit) on operations	$(42,421)	$(39,431)
Federal tax expense (benefit) on capital gain/losses	42,421	39,431
Total current tax expense (benefit) incurred	$—	$—

40

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The components of deferred tax asset and deferred tax liability  that make up a Net Deferred Tax Asset (DTA) at December 31, 2022 and 2021 are as follows:
	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Thousands)
Gross DTAs	$797,152	$—	$797,152	$879,599	$—	$879,599	$(82,447)	$—	$(82,447)
Statutory Valuation Allowance Adjustments	547,630	—	547,630	539,283	—	539,283	8,347	—	8,347
Adjusted gross DTAs	249,522	—	249,522	340,316	—	340,316	(90,794)	—	(90,794)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—
Admitted Adjusted Gross DTAs	249,522	—	249,522	340,316	—	340,316	(90,794)	—	(90,794)
Gross Deferred tax liabilities	112,003	137,519	249,522	157,068	183,248	340,316	(45,065)	(45,729)	(90,794)
Net Admitted Adjusted Gross DTAs	$137,519	$(137,519)	$—	$183,248	$(183,248)	$—	$(45,729)	$45,729	$—

The admission calculation components by tax character of admitted adjusted gross deferred tax assets as the result of the application of SSAP No. 101 as of December 31, 2022 and December 31, 2021 are as follows:
		December 31, 2022			December 31, 2021			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
		(In Thousands)
a.	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b.	Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from (a)) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—	—	—	—	—	—	—
	1. Adjusted gross DTAs expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
	2. Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	310,695	XXX	XXX	322,147	XXX	XXX	(11,452)
c.	Adjusted gross DTAs (excluding the amount of DTAs from (a) and (b) above) offset by gross deferred tax liabilities	249,522	—	249,522	340,316	—	340,316	(90,794)	—	(90,794)
d.	Deferred tax assets admitted as the result of application SSAP No. 101 Total	$249,522	$—	$249,522	$340,316	$—	$340,316	$(90,794)	$—	$(90,794)

41

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The ratio percentage and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation is as follows:

	2022	2021
	(Amounts in Thousands)
Ratio percentage used to determine recovery period and threshold limitation amount	1,020.4%	919.8%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$2,071,299	$2,147,649

Below shows the calculation to determine the impact of tax planning strategies on adjusted gross and net admitted DTAs:
	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
	(Amounts in Thousands)
Adjusted gross DTAs	$249,522	$—	$340,316	$—	$(90,794)	$—
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$249,522	$—	$340,316	$—	$(90,794)	$—
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Does the Company's tax-planning strategies include the use of reinsurance?					Yes_____	No___X__

The Company’s tax planning strategies do not include the use of reinsurance.

42

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The significant components of deferred tax assets and deferred tax liabilities are as follows:
	December 31, 2022	December 31, 2021	Change
	(In Thousands)
Deferred Tax Assets
Ordinary:
Policyholder reserves	$50,336	$64,155	$(13,819)
Investments	187,757	246,406	$(58,649)
Deferred acquisition costs	1,573	—	$1,573
Compensation and benefits accrual	3,463	2,504	$959
Receivables - nonadmitted	1,832	2,647	$(815)
Tax credit carry-forward	5,600	10	$5,590
Net operating loss	545,268	562,420	$(17,152)
Other	1,323	1,457	$(134)
Subtotal	797,152	879,599	(82,447)
Statutory valuation allowance adjustment	547,630	539,283	8,347
Nonadmitted	—	—	—
Admitted ordinary deferred tax assets	$249,522	$340,316	$(90,794)
Capital:
Investments	$—	$—	$—
Subtotal	—	—	—
Statutory valuation allowance adjustment	—	—	—
Admitted capital deferred tax assets	$—	$—	$—
Admitted deferred tax assets	$249,522	$340,316	$(90,794)

Deferred Tax Liabilities
Ordinary:
Investments	$50,621	$55,897	$(5,276)
Policyholder reserves	39,948	77,190	(37,242)
Other	21,434	23,981	(2,547)
Subtotal	$112,003	$157,068	$(45,065)
Capital:
Investments	$137,519	$183,248	$(45,729)
Other	—	—	—
Subtotal	137,519	183,248	(45,729)
Total deferred tax liabilities	$249,522	$340,316	$(90,794)

Net deferred tax assets/liabilities	$—	$—	$—

Valuation allowances are provided when it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. Considering the historical financial information and projections of future taxable losses, we have determined that it is more likely than not, the portion of gross deferred tax assets subject to reversal from future taxable income exclusive of the reversing of temporary differences, will not be realized as of December 31, 2022. As of December 31, 2022 and 2021, the Company had valuation allowances of $547.6 and $539.3, respectively.

43

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The provision for federal income tax expense and change in deferred taxes differs from the amount which would be obtained by applying the statutory federal income tax rate to income (including capital items) before income taxes. The significant items causing this difference are as follow:
	Year Ended December 31
	2022		2021
	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	(Amounts In Thousands)
Ordinary income (loss)	$158,220		$(744,550)
Capital gain (loss)	38,977		(524,383)
Total pretax income (loss)	197,197		(1,268,933)
Expected tax expense (benefit) at 21% statutory rate	41,411	21.0%	(266,476)	21.0%
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(10,899)	(5.5)%	(23,055)	1.8%
Interest maintenance reserve	(2,632)	(1.3)%	(21,239)	1.7%
Hedge losses	—	—%	293,178	(23.1)%
Reinsurance	(2,534)	(1.3)%	(2,534)	0.2%
Change in valuation allowance	8,347	4.2%	178,953	(14.1)%
Prior year tax	8,064	4.1%	3,054	(0.2%
Intercompany dividend	(39,900)	(20.2)%	637	(0.1)%
Sec 332 liquidation adjustment	—	—%	(176,808)	13.9%
Other	(125)	(0.1)%	(43)	—%
Total income tax reported	$1,732	0.9%	$(14,333)	1.1%

Current income taxes incurred	$—	—%	$—	—%
Change in deferred income tax*	1,732	0.9%	(14,333)	1.1%
Total income tax reported	$1,732	0.9%	$(14,333)	1.1%
* Excluding tax on unrealized gains (losses) and other surplus items

The Company is not under examination by any taxing authorities as of the years ended December 31, 2022, 2021, with years 2019, 2020, and 2021 still open for examination.

As of December 31, 2022, the Company's tax credit carry forwards are as follows:

Year of Expiration	Amount
(In Thousands)
2038	$2
2039	6
2040	2
2041	5,589
Total	$5,599

44

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

As of December 31, 2022 the Company's net operating loss carry forwards originated and expire as follows:
Year of Origination	Year of Expiration	Amount
		(In Thousands)
2018	N/A	$484,393
2019	N/A	653,786
2020	N/A	87,480
2021	N/A	1,366,201
2022	N/A	$4,655

There are no amounts of federal income tax incurred that will be available for recoupment in the event of future net losses from 2022, 2021, and 2020.

There were no deposits admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2022.

The Company has no unrecorded tax liability as of December 31, 2022 and December 31, 2021.

The Company does not have any nonadmitted state tax credits at December 31, 2022 or 2021.

The Company does not have any tax loss contingencies as of December 31, 2022 and 2021.

The Company recognizes accrued interest and penalties related to tax contingencies in federal income taxes and federal income tax expense on the balance sheets and statements of operations, respectively. The Company had no accrued interest as of December 31, 2022 and 2021.

10. Investment in Subsidiaries

The Company has two direct, wholly-owned subsidiaries as of December 31, 2022, Rocky Range and CSLR.

Rocky Range, an insurance company domiciled in the State of Arizona that is licensed as a pure captive reinsurer by the DIFI, is a direct, wholly-owned subsidiary of the Company. Effective June 1, 2021, the Company recaptured all of the deferred variable annuity business and liabilities it previously reinsured to Rocky Range, and the Company and Rocky Range terminated the reinsurance agreement and all agreements then in place related to the reinsurance arrangement, including but not limited to the Funds Withheld Trust Agreement and Reinsurance Credit Trust Agreement, and the related Funds Withheld Trust and Reinsurance Credit Trust accounts. The Company no longer reinsures any business to Rocky Range as of June 1, 2021, and Rocky Range maintains capital of $0.3 (minimum capital of $0.1 is required as prescribed under Arizona Revised Statutes Section 20-1096.03(A)(6)).
On June 1, 2021, the Company purchased 100% of the issued and outstanding capital stock of CSLR, an insurance company domiciled in the State of Delaware, from Equitable Holdings as seller. CSLR is authorized in 49 states and the District of Columbia, and operates as a reinsurance company, primarily assuming deferred variable annuity GMDB, GMWB, and GMIB riders, payout annuity contracts, and also assumes smaller blocks of structured settlements, group long-term disability, and ordinary life insurance business. The Company entered into a reinsurance agreement with CSLR under which the Company cedes its deferred variable annuity and payout annuity business to CSLR, effective June 1, 2021.

45

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Pursuant to SSAP No. 97, Investments in Subsidiary Controlled and Affiliated entities, the Company reports its investments in Rocky Range and CSLR based on the subsidiary's statutory surplus.

The carrying value on the Company's financial statements as of December 31, 2022 and 2021 are as follows:
	December 31
	2022	2021
	(In Thousands)
Rocky Range	$250	$250
CSLR	$1,386,448	$1,578,233
Total carrying value of subsidiaries	$1,386,698	$1,578,483

Summarized financial information of the Company's subsidiary of Rocky Range for the years ended December 31, 2022 and 2021 are as follows:
	December 31
	2022	2021
	(In Thousands)
Revenues	$13	$626,085
Income (Loss) before net realized gains and losses	—	(1,568,111)
Net (loss) income	—	(1,528,815)
Admitted assets	250	250
Liabilities	—	—

Summarized financial information of the Company's subsidiary of CSLR for the year ended December 31, 2022 and 2021  are as follows:
	December 31
	2022	2021
	(In Thousands)
Revenues	$2,940,751	$15,722,107
Income (Loss) before net realized gains and losses	1,046,457	(352,196)
Net income	1,043,435	30,525
Admitted assets	21,280,612	20,868,255
Liabilities	19,642,055	18,965,144

11. Reinsurance
The Company utilizes reinsurance transactions to manage its overall risk profile. The Company bases its selection of a reinsurer on the financial strength of the reinsurer. Reinsurance treaties can be either in the form of ceding or assuming and are structured as monthly or yearly renewable term, coinsurance, modified coinsurance, funds withheld or a combination thereof. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company’s primary liability as the direct insurer of the risks. To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurer and monitors concentrations of credit risk.

46

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.

The Company did not have any assumed premiums for the years ended December 31, 2022 and 2021.

Reinsurance Transactions

The Company recaptured its deferred variable annuity business previously reinsured to Rocky Range, effective June 1, 2021. As a result, the Company is no longer a party to a captive reinsurance agreement as of December 31, 2022 and 2021. For the five months ended May 31, 2021, the Company was a party to a reinsurance agreement with Rocky Range, under which the Company ceded, on a funds withheld coinsurance and modified coinsurance basis, certain variable annuity business to Rocky Range, which completes its financial statements on a modified U.S. GAAP basis.

The agreement had the economic impact of ceding 100% of the closed block variable annuity contracts previously issued by the Company, which included contracts with multiple rider guarantees, including minimum accumulation, income, death, and withdrawal benefits policies. Also, as a result of the reinsurance agreement at that time, Rocky Range could use letters of credit, which would not be admitted assets to the Company, to back some or all of the reserves. Under the terms of the agreement, the Company reinsured to Rocky Range on a funds withheld basis, 100% of the general account liabilities of the reinsured policies. The agreement also ceded on a modified coinsurance basis, 100% of the separate account liabilities. Under the modified coinsurance structure, the Company retained control and owned all assets contained in the separate account and held separate account reserves.

The Company is no longer a party to a captive reinsurer agreement, effective June 1, 2021, and therefore did not take a reserve credit as of December 31, 2022 and 2021 for any captive reinsurer agreements.

Effective June 1, 2021, the Company entered into a reinsurance agreement with CSLR, its direct, wholly-owned subsidiary. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its deferred variable annuity business and payout annuity business to CSLR, with the Company retaining administration of such reinsured contracts. The Company ceded reserves of $5.3 billion and $5.6 billion as of December 31, 2022 and 2021, respectively. The Company received/accrued $222.2 and $61.4 from CSLR as of December 31, 2022 and 2021, respectively, related to reinsurance activity. CSLR maintains a variable annuity hedge program that is designed to mitigate market risk arising primarily from the minimum guarantees within the variable annuity products it assumes from the Company and other cedant insurers, whose economic costs are primarily dependent on future equity market returns, interest rate levels, equity volatility levels and policyholder behavior. The hedge target of the variable annuity hedge program is regulatory and economic capital and their sensitivities to immediate market movements.

The Company cedes 100% of its previously issued, fixed and fixed indexed annuity contracts to affiliated reinsurers, Athene Annuity Re Ltd. ("AARe") and Athene Annuity & Life Assurance Company ("AADE"), indirect and wholly-owned subsidiaries of Athene Holding, Ltd. ("Athene").

The Company has entered into a reinsurance agreement with AARe, a Bermuda reinsurer and an indirect, wholly owned subsidiary of Athene. Under this agreement, the Company cedes on a modified coinsurance basis, an eighty percent (80%) quota share of certain liabilities with respect to certain fixed annuity business, and an eighty percent (80%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company. Under this modified coinsurance agreement, the Company holds all related assets and reserves on the balance sheet, with an additional modco adjustment recorded within reinsurance recoverables representing balances due to or due from AARe. This modco adjustment fluctuates with valuation changes in the related assets and liabilities such that all results are transferred to AARe with no net impact to the Company. The Company held $10.5 billion and $11.3 billion in reserves as of December 31, 2022 and 2021, respectively, on behalf of AARe, and received/accrued $1.2 billion and $1.1 billion from AARe as of December 31, 2022 and 2021, respectively, related to reinsurance activity.

47

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The Company has entered into a reinsurance agreement with AADE, an insurance company domiciled in the State of Delaware and an indirect wholly-owned subsidiary of Athene. Under this agreement, the Company cedes on a coinsurance basis, a twenty percent (20%) quota share of certain liabilities with respect to certain fixed annuity business, and a twenty percent (20%) quota share of the net liability associated with the GMIB-annuitized contracts as they arise out of the variable annuity business of the Company. Under this agreement, all assets and liabilities are transferred to AADE and are not presented on the Company's balance sheet. The Company ceded reserves of $2.6 billion and $2.8 billion to AADE as of December 31, 2022 and 2021, respectively, and received/accrued $280.4 and $267.1 from AADE as of December 31, 2022 and 2021, respectively, related to reinsurance activity.

The Company reinsures its remaining business to third party reinsurers. The Company held reserves of $905.2 and $979.9 as of December 31, 2022 and 2021 related to these agreements, respectively, most notable of which was the reinsurance agreement with ReliaStar, an insurance company domiciled in the State of Minnesota and an indirect wholly-owned subsidiary of Voya Financial. Under this agreement, the Company cedes on a coinsurance and modified coinsurance basis, its traditional individual life insurance, supplemental contracts consisting of life insurance proceeds, and certain deferred annuity and investment-only policies of the Company.

The Company also serves as a third-party administrator for certain closed blocks of business on behalf of Voya Retirement Insurance and Annuity Company ("VRIAC"), an indirect wholly-owned subsidiary of Voya Financial.

12.	Capital and Surplus
Under Iowa insurance regulations, the Company is required to maintain a minimum total capital and surplus of the greater of $5.0 or Risk Based Capital ("RBC"). Additionally, an extraordinary dividend or distribution is defined as a dividend or distribution that, together with other dividends and distributions made within the preceding twelve months, exceeds the greater of (1) 10% of the insurer's policyholder surplus as of the preceding December 31; or (2) the insurer's net gain from operations for the twelve-month period ended the preceding December 31, in each case determined in accordance with statutory accounting principles. Dividends are paid as determined by the Company's Board of Directors. An extraordinary dividend or distribution cannot be paid without the prior approval of the Iowa Insurance Division.  In addition, no dividend or other distribution exceeding an amount equal to an insurance company's earned surplus may be paid without the domiciliary insurance regulator's prior approval.

A surplus note with a carrying value of $96.1 as of December 31, 2022 was issued to VRIAC, an insurance company domiciled in the State of Connecticut and at the time of issue, an affiliate of the Company. The principal amount at issue on December 29, 2004 was $175.0, with December 29, 2034 as the date of maturity. Principal payments in the amounts of $16.2, $8.5, $8.5, and $8.3 were made on February 15, 2022, May 13, 2022, August 15, 2022, and November 15, 2022, respectively. As of December 31, 2022, a total of $78.9 in life-to-date principal payments have been made. Interest expense for the years ended December 31, 2022 and 2021 was $7.2 and $10.6, respectively. As of December 31, 2022 a total of $195.6 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2022 and 2021.
48

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
A surplus note with a carrying value of $96.1 as of December 31, 2022 was issued to ReliaStar, an insurance company domiciled in the State of Minnesota and at the time of issue, an affiliate of the Company. The principal amount at issue on December 29, 2004 was $175.0, with December 29, 2034 as the date of maturity. Principal payments in the amounts of $16.2, $8.5, $8.5, and $8.3 were made on February 15, 2022, May 13, 2022, August 15, 2022, and November 15, 2022, respectively. As of December 31, 2022, a total of $78.9 in life-to-date principal payments have been made. Interest expense for the year ended December 31, 2022 and 2021 was $7.2 and $10.6, respectively. As of December 31, 2022, a total of $195.6 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 6.3%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2022 and 2021.

A surplus note with a carrying value of $60.0 as of December 31, 2022 was issued to Equitable Financial Life Insurance Company ("EFLIC"), an insurance company domiciled in the State of New York. The principal amount at issue on June 1, 2021 was $50.0. The Company and EFLIC amended this surplus note and increased the principal sum to $60.0 on December 31, 2021, with June 1, 2041 as the date of maturity. Interest expense for the period ended December 31, 2022 was $3.0. As of December 31, 2022, a total of $4.4 in interest expense has been recognized life-to-date. The interest rate associated with this surplus debenture is 5.00%. There was an immaterial amount of unapproved interest and/or principal associated with this surplus note as of December 31, 2022 and 2021.

Payment of the notes and related accrued interest is subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors, other than surplus note holders, of the Company in the event of (a) the institution of bankruptcy, reorganization, insolvency, or liquidation proceedings by or against the Company, or (b) the appointment of a Trustee, receiver or other conservator for a substantial part of the Company’s properties. Any payment of principal and/or interest made is subject to the prior approval of the Iowa Insurance Commissioner.

The Company paid an ordinary dividend in the amount of $32.0 to its sole shareholder, Venerable Holdings, on December 9, 2022, after providing notice to the Iowa Insurance Division.

On April 25, 2022, the Company received an ordinary dividend in the amount of $190.0 from its direct, wholly-owned subsidiary, CSLR, after CSLR provided notice to the Delaware Department of Insurance per the notice requirements.

The Company paid an ordinary dividend and return of capital distribution in the amounts of $70.0 and $80.0 respectively, for an aggregate amount of $150.0 to its sole shareholder, Venerable Holdings, on November 15, 2021 after providing notice to the Iowa Insurance Division.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. The Company exceeded the minimum RBC requirements that would require any regulatory or corrective action for all periods presented herein.

13.	Fair Values of Financial Instruments
The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

49

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, fair value can be estimated using methods, models and assumptions market participants would use to determine a current transaction price. These valuation techniques involve some level of estimation and judgment which becomes more significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the financial instrument. Accordingly, the aggregate fair value amounts presented herein do not represent the underlying value of the Company.

Life insurance liabilities that contain mortality risk and all non-financial instruments have been excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following methods and assumptions are used by the Company in estimating the fair value disclosures for financial instruments in the accompanying financial statements and notes thereto:

Cash, cash equivalents and short-term investments:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and equity securities: The Company utilizes a number of valuation methodologies to determine the fair values of its bonds, preferred stocks and common stocks reported herein in conformity with the concepts of “exit price” and the fair value measurement as prescribed in SSAP No. 100, Fair Value ("SSAP No. 100").  Valuations are obtained from third party commercial pricing services and asset managers.

Mortgage loans: Estimated fair values for commercial real estate loans were provided by asset managers.

Individual and group annuities: The fair values for individual and group annuities with defined maturities are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual and group annuities, fair value is estimated to be the present surrender value.

Assets held in separate accounts:  Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate account. The underlying investments include mutual funds, short-term investments and cash, the valuation of which are based upon quoted market prices.

The carrying value of all other financial instruments approximates their fair value.

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

50

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The Company's financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. Financial assets and liabilities recorded at fair value on the balance sheets are categorized as follows:

▪	Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.
▪
Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;
b)	Quoted prices for identical or similar assets or liabilities in non-active markets;
c)	Inputs other than quoted market prices that are observable; and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
▪
Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following valuation methods and assumptions were used by the Company in estimating the reported values for the investments described below:

Bonds and other invested assets: Securities that are carried at fair value on the balance sheet are classified as Level 1, Level 2 or Level 3. The fair value of bonds and other invested assets classified as Level 1 are obtained through unadjusted quoted prices for identical assets or liabilities in an active market. Level 2 bond prices are obtained through several commercial pricing services, which incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data to provide estimated fair values. The fair value for privately placed bonds and other invested assets are provided by asset managers and are classified as Level 3 assets.

Preferred and Common Stocks:  Fair values of publicly traded equity securities are based upon quoted market prices and are classified as Level 1 assets. Fair values of private equities or equity securities not traded on an exchange, are provided by asset managers and are classified as Level 3 assets.

Cash and short-term investments: The carrying amounts for cash reflect the assets’ fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

Assets held in separate accounts: Assets held in separate accounts, excluding MVA’s, are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments can include mutual funds, short-term investments and cash, the valuation of which are based upon a quoted market price and are included in Level 1. The underlying investments can also include bonds the valuation of which are obtained from third party commercial pricing services and brokers and are classified in the fair value hierarchy as either Level 2 or Level 3, consistent with the policies described above for fixed maturities.
Mortgage loans: The fair values for mortgage loans are provided by asset managers. Mortgage loans are classified as Level 3.

51

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

Contract loans: The fair value of contract loans approximates the carrying value of the loans. Contract loans are collateralized by the cash surrender value of the associated insurance contracts and are classified as Level 1.

Deposit type contracts: Fair value is estimated as the present value of expected cash flows associated with the contract liabilities discounted using risk-free rates plus an adjustment for nonperformance risk. The valuation is consistent with current market parameters. Margins for non-financial risks associated with the contract liabilities are also included. These liabilities are classified as Level 3.

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2022:

	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$7,770,796	$8,513,944	$20,141	$7,594,572	$156,083
Preferred stock	51,126	45,310	7,036	38,413	5,678
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	1,682,889	1,788,620	—	3,378	1,679,511
Contract loans	3,283	3,283	3,283	—	—
Other invested assets	66,322	81,097	—	66,322	—
Cash, cash equivalents and short-term investments	153,441	153,462	138,786	1,811	12,844
Separate account assets*	18,235,611	18,254,229	17,945,123	246,531	43,957
Total assets	$27,973,468	$28,849,945	$18,114,369	$7,961,027	$1,898,073

Liabilities:
Deposit type contracts	$1,130,015	$1,128,799	$—	$—	$1,130,015
Total liabilities	$1,130,015	$1,128,799	$—	$—	$1,130,015
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3, Summary of Significant Accounting Polices for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2022.

52

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The following table shows the Company’s financial instruments and the Level within the fair value hierarchy in which the fair value measurements fall as of December 31, 2021:
	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Fixed maturities, including securities pledged	$9,094,369	$8,548,520	$9,718	$8,874,546	$210,104
Preferred stock	60,903	60,491	9,074	40,605	11,224
Common stock	10,000	10,000	—	10,000	—
Mortgage loans	2,301,551	2,195,274	—	—	2,301,551
Contract loans	3,676	3,676	3,676	—	—
Other invested assets	43,185	37,415	—	43,186	—
Cash, cash equivalents and short-term investments	173,873	173,873	172,870	1,003	—
Separate account assets*	25,410,484	25,372,984	25,014,682	325,944	69,858
Total assets	$37,098,041	$36,402,233	$25,210,020	$9,295,284	$2,592,737

Liabilities:
Deposit type contracts	$939,562	$928,304	$—	$—	$939,562
Total liabilities	$939,562	$928,304	$—	$—	$939,562
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

The Company did not have any financial instruments for which it was not practicable to estimate fair value as of December 31, 2021.

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Industrial and Misc	—	11,046	—	11,046
Total Bonds	—	11,046	—	11,046
Preferred stock	7,036	24,965	—	32,001
Common stock	—	10,000	—	10,000
Separate account assets*	17,933,104	—	—	17,933,104
Total assets	$17,940,140	$46,011	$—	$17,986,151

Liabilities:
Total liabilities	$—	$—	$—	$—
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.

53

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The Company did not have any security transfers between Level 1 and Level 2 during 2022. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The following tables show assets and liabilities measured and reported at fair value in which the fair value measurements use quoted prices in active markets for identical assets or liabilities (Level 1), significant other observable inputs (Level 2) and significant unobservable inputs (Level 3) as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(In Thousands)
Assets:
Bonds
Foreign	—	11,911	—	11,911
Total Bonds	—	11,911	—	11,911
Preferred stock	9,074	36,601	—	45,675
Common stock	—	10,000	—	10,000
Other long-term assets	—	2,845	—	2,845
Separate account assets*	24,968,109	—	—	24,968,109
Total assets	$24,977,183	$61,357	$—	$25,038,540

Liabilities:
Total liabilities	$—	$—	$—	$—
* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3 for additional information.
The Company did not have any security transfers between Level 1 and Level 2 during 2021. The Company’s policy is to recognize transfers in and transfers out as of the beginning of the most recent quarterly reporting period.

The Company did not have any changes in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2022.

There were no transfers in and out of Level 3 during the year ended December 31, 2022.

54

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The following table summarizes the changes in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2021.
Description	Beginning of the Year	Transfers into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	End of the Year
	(In Thousands)
Preferred Stock	—	4	—	—	—	—	—	(4)	—	—
Common Stock	12	—	—	—	—	—	—	(12)	—	—
Separate accounts*	1,690	—	—	—	—	—	—	(1,690)	—	—
Total	$1,702	$4	$—	$—	$—	$—	$—	$(1,706)	$—	$—

* These amounts reflect prescribed or permitted practices that depart from the NAIC Accounting Practices and Procedures Manual, see Note 3, Summary of Significant Accounting Polices for additional information.

Transfers in and out of Level 3 during the year ended December 31, 2021 are due to the variation in inputs relied upon for valuation each quarter. Securities that are primarily valued using independent broker quotes when prices are not available from one of the commercial pricing services are reflected as transfers into Level 3, as these securities are generally less liquid with very limited trading activity or where less transparency exists corroborating the inputs to the valuation methodologies. When securities are valued using more widely available information, the securities are transferred out of Level 3 and into Level 1 or 2, as appropriate.

14.	Commitments and Contingencies
Legal Proceedings - The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Certain claims may be asserted as class actions, purporting to represent a group of similarly situated individuals. In addition, the life insurance industry has experienced litigation alleging, for example, that insurance companies have breached the terms of their life insurance policies by increasing the insurance rates of the applicable policies inappropriately or by factoring into rate adjustments elements not disclosed under the terms of the applicable policies, and, consequently, unjustly enriched themselves. This litigation is generally known as cost of insurance litigation. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a material adverse effect on the Company's operations or financial position.

Regulatory Matters - As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Any such investigations, examinations, audits and inquiries could result in regulatory action against the Company. The potential outcome of such regulatory action would be difficult to predict but could subject the Company to adverse consequences, including, but not limited to, additional payments to beneficiaries, settlement payments, penalties, fines and other financial liability, and changes to the Company's policies and procedures. The potential economic consequences cannot be predicted, but management does not believe that the outcome of any such action would have a material adverse effect on the Company's financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

55

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

The outcome of lawsuits/arbitrations or regulatory matters and the amount or range of potential loss is difficult to forecast, and estimating potential losses requires significant management judgement. It is not possible to predict the ultimate outcome for all pending lawsuits/arbitrations and regulatory matters, and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain lawsuits/arbitrations or regulatory matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in the period.

Investment Purchase Commitments: As part of its overall investment strategy, the Company has entered into agreements to purchase private placements and commercial mortgages of $10.5 and $15.0 at December 31, 2022 and 2021, respectively. The Company is also committed to provide additional capital contributions to partnerships of $0.0 and $317.7 at December 31, 2022 and 2021, respectively.

Liquidity: The Company’s principal sources of liquidity are product charges, investment income, premiums, proceeds from the maturity and sale of investments, and capital contributions. Primary uses of these funds are payments of commissions and operating expenses, interest credits, investment purchases, and contract maturities, death benefits, withdrawals, surrenders, and dividends to its parent.

The Company’s liquidity position is managed by maintaining adequate levels of liquid assets, such as cash, cash equivalents, and short-term investments. In addition, the investment portfolio is primarily composed of high quality fixed income investments, which include holdings of U.S. Government securities, high quality corporate bonds and agency backed residential mortgage-backed securities. Asset/liability management is integrated into many aspects of the Company’s operations, including investment decisions, product development, and determination of crediting rates. As part of the risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables in the modeling process include interest rates, anticipated contract owner behavior, and variable separate account performance. Contract owners bear the investment risk related to variable annuity products, subject, in limited cases, to certain minimum guaranteed rates.

The fixed account liabilities are supported by a general account portfolio principally composed of fixed rate investments with matching duration characteristics that can generate predictable, steady rates of return. The portfolio management strategy for the general account considers the assets available-for-sale. This strategy enables the Company to respond to changes in market interest rates, prepayment risk, relative values of asset sectors and individual securities and loans, credit quality outlook, and other relevant factors. The Company’s asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change. In executing this strategy, the Company may use derivative instruments to manage these risks. The Company’s derivative counterparties are of high credit quality.

On May 27, 2022, Kroll Bond Rating Agency ("KBRA") affirmed an insurance financial strength rating of A- to the Company, and affirmed its debt rating of BBB to the Company's surplus notes.

On June 1, 2021, KBRA affirmed an insurance financial strength rating of A- to the Company, and affirmed its debt rating of BBB to the Company's surplus notes.

The ratings of the Company by the rating agency are based on the rating agency's specific views of the Company’s financial strength.

56

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)

15.	Financing Agreements
The Company maintains a reciprocal loan agreement with Venerable Holdings to promote efficient management of cash and liquidity and to provide for short-term cash requirements. Under this agreement, which expires June 1, 2028, the Company and Venerable Holdings can lend funds to or borrow from each other up to 3% of the Company’s admitted assets excluding separate accounts as of the 31st day of December next preceding.

The Company borrowed $22.0 on March 30, 2022 under this agreement, which matured and was paid on April 8, 2022, and incurred an immaterial amount of interest expense.

The Company borrowed $10.0 on April 7, 2022 under this agreement, which matured and was paid on April 20, 2022, and incurred an immaterial amount of interest expense.

The Company borrowed $27.0 on April 13, 2022 under this agreement, which matured and was paid on April 19, 2022, and incurred an immaterial amount of interest expense.

The Company borrowed $15.0 on April 19, 2022 under this agreement, which matured and was paid on April 26, 2022, and incurred an immaterial amount of interest expense.

The Company borrowed $30.0 on April 20, 2022 under this agreement, which matured and was paid on April 27, 2022, and incurred an immaterial amount of interest expense.

As of December 31, 2022, the Company had no outstanding receivable or outstanding payable balance with Venerable Holdings under the reciprocal loan agreement. The Company did not engage in any lending or borrowing under this agreement during the year ended December 31, 2021, and therefore did not incur any interest expense or receive any interest income.

16.	Related Party Transactions
The Company has entered into various management and services contracts and cost sharing arrangements with other affiliated Venerable Holdings companies which are allocated among companies in accordance with systematic cost allocation methods. The Company's material related party agreements are detailed below:

Investment Management: The Company has entered into an investment advisory agreement with Apollo Insurance Solutions Group ("Apollo ISG") under which Apollo ISG provides the Company with investment management services. For the year ended December 31, 2022 and 2021, expenses incurred related to this agreement were $32.3 and $35.3, respectively.

Service Agreements: The Company has entered into an inter-company agreement with its affiliates whereby the affiliates provide certain administrative, management, professional, advisory, consulting, and other services to each other. Management and service contracts and all cost-sharing arrangements are allocated among companies in accordance with systematic cost allocation methods. For the year ended December 31, 2022 and 2021, expenses incurred related to this agreement were $86.9 and $98.0, respectively.

57

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The Company receives a monthly fee from DSL based on annual contractual rates by fund. This fee is calculated as a percentage of average assets in the variable separate accounts. Revenue earned by the Company under this arrangement was $40.4 and $52.5 for the years ended December 31, 2022 and 2021, respectively.

The Company has entered into an underwriting and distribution agreement with DSL, whereby DSL serves as the principal underwriter for annuity contracts issued by the Company. DSL is authorized to enter into agreements with broker-dealers to distribute the Company's annuity contracts and appoint representatives of the broker-dealers as agents. For the periods ended December 31, 2022 and 2021, commissions were incurred in the amounts of $114.6 and $143.3, respectively.

See Note 11 regarding reinsurance agreements with related parties.

Tax Sharing Agreements: See Note 9 for disclosure related to the federal tax sharing agreement.

17.	Guaranty Fund Assessments
Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues for the cost of potential future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of premiums written in each state. The accrual methodology follows a retrospective-premium-based guaranty-fund assessments construct. The Company has estimated and recorded this liability to be $0.1 and $0.1 as of December 31, 2022 and 2021, respectively, and is reflected in accounts payable and accrued expenses on the balance sheets. The Company has also recorded an asset in other assets on the balance sheets of $0.5 and $0.5 as of December 31, 2022 and 2021, respectively, for future credits to premium taxes for assessments already paid and/or accrued. The periods over which the guaranty fund assessments are expected to be paid, the related premium tax offsets are expected to be realized and the additional industry support is expected to be paid are unknown at this time.

There are no premium tax offsets where it is reasonably possible that an impairment has occurred in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets ("SSAP No. 5R").

A reconciliation of assets recognized is presented below:
	Year ended December 31
	2022	2021
	(In Thousands)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2021	$522	$528

Decreases current year:
Premium tax offset applied	43	33
Changes in premium tax offset capacity/other adjustments	29	7

Increases current year:
GFA Liability Adjustment to estimate	9	29
Creditable assessments remitted	3	5

Assets recognized from paid and accrued premium tax offsets as of December 31, 2022	$462	$522

58

VENERABLE INSURANCE AND ANNUITY COMPANY
Notes to Financial Statements – Statutory Basis
December 31, 2022

(Dollar amounts in millions, unless otherwise stated)
The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2022:
Discount Rate Applied	2.50%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
(In Thousands)
Senior American Life Insurance Company	$ 3	$ 2	$ 3	$ 2

The Company did not have any number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables by insolvency as of December 31, 2022.

The following tables show guaranty fund liabilities and assets related to assessments from insolvencies as of December 31, 2021:
Discount Rate Applied	2.50%

The undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency:

	Guaranty Fund Assessment		Related Assets
Name of Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
	(In Dollars)
Penn Treaty	$14	$13	$14	$13
Senior American Life Insurance Company	$4,474	$3,955	$4,474	$3,955

The Company did not have any number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables by insolvency as of December 31, 2021.

18.	Subsequent Events
The Company paused its reinsurance of GMIB annuitizations to AARe and AADE, indirect and wholly-owned subsidiaries of Athene, effective January 1, 2023, and for a minimum period of twelve months. GMIB annuitizations previously reinsured to AARe and AADE remain with each company, while GMIB annuitizations occurring on or after January 1, 2023 will be held by CSLR, the Company's direct, wholly-owned subsidiary, pursuant to the coinsurance and modified coinsurance agreement in place between the Company and CSLR.

The Company is not aware of any additional events occurring subsequent to December 31, 2022 that may have a material effect on the Company’s financial statements. The Company evaluated events subsequent to December 31, 2022 through March 30, 2023, the date the statutory financial statements were available to be issued.

59

Supplementary Information

60

Report of Independent Auditors on Supplementary Information

The Board of Directors and Stockholder Venerable Insurance and Annuity Company

We have audited the statutory-basis financial statements of Venerable Insurance and Annuity Company (the Company) as of and for the year ended December 31, 2022 and 2021, and have issued our report thereon dated March 30, 2023, which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa on those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The accompanying supplemental schedule of selected statutory-basis financial data, supplemental schedule of life and health reinsurance disclosures, and supplemental investment disclosures are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

March 30, 2023

61

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2022
(In Thousands)

Investment Income Earned:
U.S. government bonds	$295
Other bonds (unaffiliated)	389,100
Bonds of affiliates	1,597
Preferred stocks (unaffiliated)	2,404
Common stocks (unaffiliated)	462
Common stocks of affiliates	190,000
Mortgage loans	102,573
Contract loans	435
Cash on hand and on deposit	4,050
Short-term investments	159
Other invested assets	27,018
Gross investment income	$718,093

Mortgage Loans (Book Value):
Commercial mortgages	$1,788,620
Total mortgage loans	$1,788,620

Mortgage Loans by Standing (Book Value):
Good standing	$1,788,620
Total mortgage loans by standing	$1,788,620

Other long-term assets (statement value)	$401,531

Contract loans	$3,283

Bonds and Stocks of Parents, Subsidiaries and Affiliates (Book Value):
Bonds	$500,955
Common Stocks	1,488,766
Total Bonds and Stocks of Parents, Subsidiaries and Affiliates	$1,989,721

62

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2022
(In Thousands)

Bonds and Short-term Investments by NAIC Designation and Maturity:
Bonds and Short-term Investments by Maturity (Statement Value):
Due within 1 year or less	$578,133
Over 1 year through 5 years	2,784,835
Over 5 years through 10 years	2,668,447
Over 10 years through 20 years	1,679,830
Over 20 years	819,020
Total by maturity	$8,530,265

Bonds and Short-term Investments by NAIC Designation (Statement Value):
NAIC 1	$3,922,032
NAIC 2	4,333,278
NAIC 3	208,548
NAIC 4	58,445
NAIC 5	4,096
NAIC 6	3,866
Total by NAIC Designation	$8,530,265

Total bonds and short-term investments publicly traded	$2,898,521

Total bonds and short-term investments privately placed	$5,631,744

Preferred stocks (statement value)	$45,310

Common stocks, including subsidiaries (market value)	$1,498,766

Short-term investments (book value)	$18,734

Cash equivalents	$66,753

Financial options owned (statement value)	$—

Financial options written and in force (statement value)	$—

Financial collar, swap and forward agreements open (statement value)	$—

Financial futures contracts open (current value)	$—

Cash on deposit	$121,133

Life Insurance in Force:
Ordinary	$1,696

Group life	$52

Amount of accidental death insurance in force under ordinary policies	$32
63

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Selected Statutory Basis Financial Data
December 31, 2022
(In Thousands)

Life Insurance Policies with Disability Provisions in Force:
Ordinary	$52

Group life	$—

Supplementary Contracts in Force:
Ordinary-not involving life contingencies:
Amount on deposit	$628

Income payable	$110,276

Ordinary-involving life contingencies:
Amount on deposit	$—

Amount of income payable	$98,828

Group-not involving life contingencies:
Amount on deposit	$—

Amount of income payable	$—

Group-involving life contingencies:
Amount on deposit	$—

Amount of income payable	$—

Annuities:
Ordinary:
Immediate-amount of income payable	$41,793

Deferred-fully paid account balance	$11,239,481

Deferred-not fully paid account balance	$5,441,945

Group:
Amount of income payable	$3

Fully paid account balance	$10,970,257

Not fully paid account balance	$162,544

Accident and Health Insurance Premiums in Force:
Ordinary	$—

Group	$—

Deposit Funds and Dividend Accumulations:
Deposit funds-account balance	$—

Dividend accumulations-account balance	$—

64

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2022
(In Thousands)

I.	Investment Risk Interrogatories
The Company’s total admitted assets (excluding separate account assets) as reported on page two of its Annual Statement for the year ended December 31, 2022 is $12.6 billion.

1.
Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) contract loans:

	Issuer	Investment Category	Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	Common Stock	$1,488,516	11.8%
ii.	SVF II FINCO (CAYMAN) LP	Bonds	144,088	1.1
iii.	Ap Tundra Holdings LLC	Bonds	133,922	1.1
iv.	Ace Credit Fund, LP	Bonds	131,423	1.0
v.	Cayman Universe Holdings LLC	Bonds	116,117	0.9
vi.	H&R NNN POOL 3	Mortgage Loans	94,281	0.7
vii.	Aa Infrastructure Fund 1 Ltd	Bonds	87,429	0.7
viii.	Altsco - Core (feeder A)	Joint Venture-Common Stock	68,325	0.5
ix.	Goldman Sachs Trust - Goldman Sachs Financial Square Government Fund	Money Market Mutual Fund	56,000	0.4
x.	AOP Finance Partners, L.P.	Bonds	54,245	0.4

2.	The Company’s total admitted assets held in bonds and short-term investments (excluding reciprocal borrowings) and preferred stocks, by NAIC designating at December 31, 2022, are:
Bonds			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets*	NAIC Rating	Amount	Percentage of Total Admitted Assets*
NAIC-1	$3,922,032	31.0%	P/RP-1	$11,209	0.1%
NAIC-2	4,333,278	34.3	P/RP-2	29,687	0.2
NAIC-3	208,548	1.6	P/RP-3	4,414	0.0
NAIC-4	58,445	0.5	P/RP-4	—	—
NAIC-5	4,096	0.0	P/RP-5	—	—
NAIC-6	3,866	0.0	P/RP-6	—	—
	$8,530,265			$45,310

3.
Following are the Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 86, including: (i) foreign currency denominated investments of $0 million supporting insurance liabilities denominated in that same foreign currency of $0 million, and excluding (ii) Canadian investments of $221.5 million which includes unhedged currency exposure of $0 million as of December 31, 2022):

65

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2022
(In Thousands)
a.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		Amount	Percentage of Total Admitted Assets*
i.	Countries rated NAIC-1	$2,409,787	19.1%
ii.	Countries rated NAIC-2	176,003	1.4
iii.	Countries rated NAIC-3 or below	22,071	0.2

b.	Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:
		Amount	Percentage of Total Admitted Assets*
i.	Countries Rated NAIC-1:
	Country: Cayman Islands	$1,181,167	9.3%
	Country: Australia	282,253	2.2

ii.	Countries Rated NAIC-2:
	Country: Mexico	54,591	0.4
	Country: Indonesia	31,927	0.3

iii.	Countries Rated NAIC-3 or Below:
	Country: Brazil	8,646	0.1
	Country: Dominican Republic	7,355	0.1

c.	Aggregate unhedged foreign currency exposure: Not applicable.

d.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designating: Not applicable.

e.	The two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: Not applicable.

f.	The ten largest non–sovereign (i.e. non–governmental) foreign issues:
	Name	NAIC Rating	Amount	Percentage of Total Admitted Assets*
i.	Cayman Universe Holdings LLC	1	$116,117	0.9%
ii.	Aa Infrastructure Fund 1 Ltd	1	87,429	0.7
iii.	RR 19 Ltd.	1,2	52,110	0.4
iv.	Crédit Agricole S.A.	1,2	36,489	0.3
v.	HSBC Holdings plc	1,2	27,848	0.2
vi.	Severn Trent Water Limited	2	26,000	0.2
vii.	Diameter Credit Funding I Ltd	1,2	24,719	0.2
viii.	Golub Capital Partners Clo 24 M-R Ltd	1	23,521	0.2
ix.	Agl Clo 6 Ltd.	1,2	23,425	0.2
x.	RRPF Engine Leasing Limited	2	23,002	0.2

66

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2022
(In Thousands)
4.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

5.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets.

6.	Assets held in equity interests are greater than 2.5% of the Company’s total admitted assets.
		Amount	Percentage of Total Admitted Assets*
i.	Corporate Solutions Life Reinsurance Company	$1,488,516	11.8%
ii.	Altsco - Core (feeder A)	68,325	0.5
iii.	The Doctors Company	20,000	0.2
iv.	The Bank of New York Mellon Corporation	15,838	0.1
v.	Farmers Exchange Capital II	15,376	0.1
vi.	Federal Home Loan Bank of Des Moines	10,000	0.1
vii.	The Western and Southern Life Insurance Company	8,957	0.1
viii.	New York Life Insurance Company	8,613	0.1
ix.	Teachers Insurance and Annuity Association of America	7,464	0.1
x.	The Charles Schwab Corporation	7,210	0.1

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

8.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

9.	With respect to mortgage loans, the Company’s total admitted assets are as follows:

a.	The 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:
Type/Property		Amount	Percentage of Total Admitted Assets*
i.	H&R NNN POOL 3	$94,281	0.7%
ii.	RENAISSANCE SQUARE	39,940	0.3
iii.	181 Fremont Office Senior Mezz LLC	35,154	0.3
iv.	666 5TH AVENUE	30,000	0.2
v.	AON CENTER	30,000	0.2
vi.	245 PARK AVENUE MEZZ A LLC	29,923	0.2
vii.	Hpa Jv Borrower 2019-1 Ath Llc	29,188	0.2
viii.	Win Ridge Shopping Center-DE LLC	28,897	0.2
ix.	Palm Springs Mile Associates, Ltd	27,394	0.2
x.	Mericle 3 Great Valley, LLC	21,350	0.2

67

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2022
(In Thousands)
b.	The Company's total admitted assets held in the following categories of mortgage loans as of December 31, 2022:
	Amount	Percentage of Total Admitted Assets*

i. Construction loans	$—	0.0%
ii. Mortgage loans over 90 days past due	—	—
iii. Mortgage loans in the process of foreclosure	—	—
iv. Mortgage loans foreclosed	—	—
v. Restructured mortgage loans	—	—

c.	Aggregate mortgage loans having the following loan to value ratios as determined from the most current appraisal as of December 31, 2022:
		Residential		Commercial		Agricultural
	Loan-to-Value	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	above 95%	$—	—%	$—	—%	$—	—%
ii.	91% to 95%	—	—	—	—	—	—
iii.	81% to 90%	—	—	—	0.0	—	—
iv.	71% to 80%	—	—	166,467	1.3	—	—
v.	below 70%	—	—	1,622,153	12.8	—	—
		$—		$1,788,620		$—

10.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate are less than 2.5% of the Company’s total admitted assets.

11.	The Company’s total admitted assets subject to the following types of agreements as of December 31, 2022:
Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Securities lending (do not include assets held as collateral for such transactions)	$—	—%	$—	$—	$—
ii.	Repurchase agreements	—	—	—	—	—
iii.	Reverse repurchase agreements	—	—	—	—	—
iv.	Dollar repurchase agreements	—	—	—	—	—
v.	Dollar reverse repurchase agreements	—	—	—	—	—

68

VENERABLE INSURANCE AND ANNUITY COMPANY
Investment Risk Interrogatories
December 31, 2022
(In Thousands)

12.	Amounts and percentages of the Company’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors as of December 31, 2022:
		Owned		Written
		Amount	Percentage of Total Admitted Assets*	Amount	Percentage of Total Admitted Assets*
i.	Hedging	$—	—%	$—	0.0%
ii.	Income generation	—	—	—	—
iii.	Other	—	—	—	—

13.	The Company’s potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of December 31, 2022:
Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$—	—%	$—	$—	$—
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	—	—	—	—	—

14.	The Company’s potential exposure (defined as the amount determined in accordance with NAIC Annual Statement Instructions) for futures contracts as of December 31, 2022:
Unaudited At End of Each Quarter
		At Year End		1st Quarter	2nd Quarter	3rd Quarter
		Amount	Percentage of Total Admitted Assets*	Amount	Amount	Amount
i.	Hedging	$—	—%	$—	$—	$—
ii.	Income Generation	—	—	—	—	—
iii.	Replications	—	—	—	—	—
iv.	Other	—	—	—	—	—

69

VENERABLE INSURANCE AND ANNUITY COMPANY
Summary Investment Schedule
December 31, 2022
(In Thousands)

II.	Summary Investment Schedule
	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage of Total
Long-Term Bonds (Schedule D, Part 1)
U.S. governments	$20,694	0.2%	$20,694	$—	$20,694	0.2%
All Other governments	112,184	0.9%	112,184	—	112,184	0.9%
U.S. states, territories and possessions, etc. guaranteed	35,302	0.3%	35,302	—	35,302	0.3%
U.S. political subdivisions of states, territories and possessions, guaranteed	76,945	0.6%	76,945	—	76,945	0.6%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	5,372	—%	5,372	—	5,372	—%
Industrial and miscellaneous	7,647,600	61.4%	7,647,600	—	7,647,600	61.4%
Hybrid securities	98,019	0.8%	98,019	—	98,019	0.8%
Parent, subsidiaries and affiliates	500,955	4.0%	500,955	—	500,955	4.0%
Unaffiliated Bank loans	16,874	0.1%	16,874	—	16,874	0.1%
Total long-term bonds	8,513,945	68.3%	8,513,945	—	8,513,945	68.3%
Preferred stocks (Schedule D Part 2, Section 1)
Industrial and miscellaneous (Unaffiliated)	45,310	0.4%	45,310	—	45,310	0.4%
Total preferred stocks	45,310	0.4%	45,310	—	45,310	0.4%
Common stocks (Schedule D Part 2, Section 2)
Industrial and miscellaneous other (Unaffiliated)	10,000	0.1%	10,000	—	10,000	0.1%
Parent, subsidiaries and affiliates Other	1,488,766	11.9%	1,488,766	—	1,488,766	11.9%
Total common stocks	1,498,766	12.0%	1,498,766	—	1,498,766	12.0%
Mortgage loans (Schedule B)
Commercial mortgages	1,788,620	14.4%	1,788,620		1,788,620	14.4%
Total mortgage loans	1,788,620	14.4%	1,788,620	—	1,788,620	14.4%
Cash, cash equivalents and short-term investments
Cash (Schedule E, Part 1)	121,133	1.0%	121,133	—	121,133	1.0%
Cash equivalents (Schedule E, Part 2)	66,753	0.5%	66,753	—	66,753	0.5%
Short-term investments (Schedule DA)	18,734	0.2%	18,734	—	18,734	0.2%
Total cash, cash equivalents and short-term investments	206,620	1.7%	206,620	—	206,620	1.7%
Contract loans	3,283	—%	3,283	—	3,283	—%
Other invested assets (Schedule BA)	401,531	3.2%	401,531	—	401,531	3.2%
Receivables for securities	4,527	—%	4,527	—	4,527	—%
Total invested assets	$12,462,602	100.0%	$12,462,602	$—	$12,462,602	100.0%

70

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP No. 61R"), which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.
Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes No ☑

If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes No N/A ☑

2.
Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes No ☑

If yes, the number of reinsurance contracts to which such provisions apply would be disclosed here.

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes No N/A ☑

3.
Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.	Provisions that permit settlements to be made less frequently than quarterly;
c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
Yes No ☑

4.
Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

71

VENERABLE INSURANCE AND ANNUITY COMPANY
Supplemental Schedule of Life and Health Reinsurance Disclosures
December 31, 2022
Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes No ☑	N/A	Yes No N/A ☑
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No ☑	N/A	Yes No N/A ☑

5.
Has the Company ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes No N/A ☑

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes No N/A ☑

If the answer to item (a) or item (b) was yes, relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP would be disclosed here.
72

VENERABLE INSURANCE AND ANNUITY COMPANY
Note to Supplementary Information
December 31, 2022

1. Basis of Presentation

The accompanying supplemental information presents selected statutory basis financial data as of December 31, 2022 and for the year then ended for purposes of complying with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company's 2022 Statutory Annual Statement as filed with the Iowa Insurance Division.
73

Part C
OTHER INFORMATION
Item 27	Exhibits

(a)
Resolution of the Board of Directors of ING USA Annuity and Life Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Post-Effective Amendment No. 29 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 30, 1999; File No. 033-23351.)

(b)	Not Applicable

(c)	(1)
Service Agreement by and between Golden American Life Insurance Company and Directed Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 28 to a Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on May 4, 1998; File No. 033-23351.)

(2)
Amendment to and Restatement of the Distribution Agreement between ING USA and Directed Services, Inc. effective January 1, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 9, 2004; File No. 333-90516.)

(3)
Form of Dealers Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 30, 1999; File No. 033-23351.)

(4)
Master Selling Agreement. (Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed May 12, 2006; File No. 333-70600).

(5)
Form of Amendment to Master Selling Agreement effective June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(6)
Form of Master Selling Agreement between Voya Insurance and Annuity Company, Directed Services, LLC and Broker-Dealers and General Agents. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(d)	(1)
Individual Deferred Combination Variable and Fixed Annuity Contract (GA-IA-1036) (02/97) (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed April 23, 1999; File No. 333-28755.)

(2)
Group Deferred Combination Variable and Fixed Annuity Contract (GA-CA-1036) (02/97). (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 333-28755.)

(3)
Individual Deferred Variable Annuity Contract (GA-IA-1037) (02/97). (Incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 23, 1999; File No. 333-28755.)

(4)
Individual Retirement Annuity Rider (GA-RA-1009) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B; filed on April 15, 2003; File No. 033-23351.)

(5)
ROTH Individual Retirement Annuity Rider (GA-RA-1038) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B; filed on April 15, 2003; File No. 033-23351.)

(6)
Minimum Guaranteed Income Benefit Rider (IU-RA-1047) (01/05). (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on  April 20, 2005; File No. 333-28755.)

(7)
Minimum Guaranteed Income Benefit Rider (IU-RA-1047) (08-06). (Incorporated herein by reference to an Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B; filed on May 9, 2006; File No. 333-133944.)

(8)
Minimum Guaranteed Withdrawal Benefit Rider (GA-RA-1048) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(9)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING PrincipalGuard) (GA-RA-1046). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28755.)

(10)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING LifePay) (IU-RA-3023). (Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on August 5, 2005; File No. 333-28755.)

(11)
Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (ING Joint LifePay) (IU-RA-3029). (Incorporated herein by reference to an Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006 (File No. 333-133944.)

(12)
Excluded Funds Endorsement. (In-force Riders). (Incorporated herein by reference to Post-Effective Amendment No.12 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 24, 2001; File No. 333-28769.)

(13)
Guaranteed Death Benefit Transfer Endorsement No. 1 (7% Solution Enhanced) (GA-RA-1044-1) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(14)
Guaranteed Death Benefit Transfer Endorsement No. 2 (Ratchet Enhanced) (GA-RA-1044-2) (10/03). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(15)
Guaranteed Death Benefit Transfer Endorsement No. 3 (Standard) (GA-RA-1044-3) (01/02). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(16)
Guaranteed Death Benefit Transfer Endorsement No. 4 (Max 7 Enhanced) (GA-RA-1044-4) (10/03). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(17)
Guaranteed Death Benefit Transfer Endorsement No. 5 (Base Death Benefit). (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(18)
Guaranteed Death Benefit Transfer Endorsement No. 6 (In-force Contracts) (GA-RA-1044-6) (01/02)/ (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(19)
Earnings Enhancement Death Benefit Rider (GA-RA-1086). (Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 24, 2001; File No. 333-28755.)

(20)
Simple Retirement Account Rider (GA-RA-1026) (12/02). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

(21)
403(b) Rider (GA-RA-1040). (Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on April 15, 2003; File No. 033-23351.)

(22)
Section 72 Rider (GA-RA-1001) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(23)
Section 72 Rider (GA-RA-1002) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(24)
Nursing Home Waiver for Group Certificates (GA-RA-1003) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(25)
Nursing Home Waiver for Individual Certificates (GA-RA-1004) (12/94). (Incorporated herein by reference to Initial Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on May 9, 2006; File No. 333-133944.)

(26)
Company Address and Name Change Endorsement. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(27)
Minimum Guaranteed Withdrawal Benefit Rider with Automatic Reset (ING LifePay Plus) (IU-RA-3061). (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed with on July 25, 2007; File No. 333-28679.)

(28)
Minimum Guaranteed Withdrawal Benefit Rider with Automatic Reset (ING Joint LifePay Plus) (IU-RA-3062). (Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on July 25, 2007; File No. 333-28679.)

(29)
Combination Minimum Guaranteed Withdrawal Benefit and Death Benefit Rider (ING LifePay Plus) (IU-RA-3077). (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 7, 2008; File No. 333-28755.)

(31)
Combination Minimum Guaranteed Withdrawal Benefit and Death Benefit Rider (ING Joint LifePay Plus) (IU-RA-3078). (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 7, 2008; File No. 333-28755.)

(32)
Company Name Change Endorsement IU-RA-3140 to the Contract, Policy and/or Certificate (ING USA Annuity and Life Insurance Company changed to Voya Insurance and Annuity Company). (Incorporated herein by reference to Post-Effective Amendment No. 65 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company, filed on April 15, 2015; File No. 333-28679.)

(33)
Individual Non-Qualified Stretch Annuity Endorsement VI-RA-3164(2016). (Incorporated herein by reference to Post-Effective Amendment No. 49 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 4, 2016; File No. 033-59261.)

(34)
Enhanced Surrender Value Endorsement VI-RA-4049(2016). (Incorporated herein by reference to Post-Effective Amendment No. 31 to Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on October 24, 2016; File No. 333-133944.)

(35)
Guaranteed Minimum Interest Rate and Market Value Adjustment Floor Endorsement VI-RA-4050(2017). (Incorporated herein by reference Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(e)	(1)
Group Deferred Combination Variable and Fixed Annuity Enrollment Form. (Incorporated herein by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 for Golden American Life Insurance Company and its Separate Account B, filed on December 3, 1999; File No. 333-28755.)

(2)
Deferred Variable Annuity Application (137098) (1/12/2009). (Incorporated herein by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 29, 2008; File No. 333-28769.)

(f)	(1)
Restated Articles of Incorporation dated July 2 and 3, 2003 (effective January 1, 2004) providing for the redomestication of Golden American Life Insurance Company. (Incorporated herein by reference to the ING USA Annuity and Life Insurance Company’s 10-K filed with the Securities and Exchange Commission on March 29, 2004; File No. 033-87270.)

(2)
Amendment to Articles of Incorporation dated November 21, 2003 (effective January 1, 2004) providing for the name change of Golden American Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

(3)
Amendment to Articles of Incorporation dated March 3 and March 4, 2004 (effective March 11, 2004) providing for the change in purpose and powers of ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to the ING USA Annuity and Life Insurance Company’s 10-Q, filed on May 17, 2004; File No. 033-87270.)

(4)
Amendment to Articles of Incorporation dated March 4, 2004, providing for the change in purpose and powers of ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

(5)
Amended and Restated By-Laws of ING USA Annuity and Life Insurance Company dated December 15, 2004. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 for ING USA Annuity and Life Insurance Company, filed on April 9, 2007; File No. 333-133076.)

(6)
Resolution of the Board of Directors for Powers of Attorney, dated April 23, 1999. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Golden American Life Insurance Separate and its Separate Account B, filed on April 30, 1999; File No. 333-28679.)

(7)
Articles of Merger and Agreement and Plan of Merger of USGALC, ULAIC, ELICI into GALIC and renamed ING USA Annuity and Life Insurance Company dated June 25, 2003. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on February 13, 2004; File No. 333-28679.)

(8)
Restated Articles of Incorporation for Voya Insurance and Annuity Company dated May 30, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(9)
Amended and Restated Bylaws of Voya Insurance and Annuity Company dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(10)
Board Resolutions to Amend Articles and Bylaws to Change Company’s Name. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(11)
Amendment to Restated Articles of Incorporation Providing for the Name Change of Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-4 for Venerable Insurance and Annuity Company and its Separate Account B, filed on April 20, 2020; File No. 333-133944.)

(g)
Coinsurance and Modified Coinsurance Agreement between Corporate Solutions Life Reinsurance Company and Venerable Insurance and Annuity Company, effective June 1, 2021.  (Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-4 for Venerable Insurance and Annuity Company and its Separate Account B, filed on April 18, 2022; File No 333-133944.)

(h)	(1) (a)
Participation Agreement dated April 25, 2008, by and among BlackRock Variable Series Funds, Inc., BlackRock Distributors, Inc., ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No. 033-57244.)

(b)
Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to the Participation Agreement dated April 25, 2008, by and between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC., ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on August 18, 2009; File No. 033-57244.)

(c)
Amendment No. 2, dated as of March 31, 2015, and effective as of April 1, 2015, to the Participation Agreement dated April 25, 2008, by and between BlackRock Investments, LLC., Voya Insurance and Annuity Company (formerly ING USA Annuity and Life Insurance Company), ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(d)
Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on April 7, 2009; File No. 033-57244.)

(e)
Amendment No. 1, dated as of April 24, 2009, and effective as of May 1, 2009, to Administrative Services Agreement dated April 25, 2008, by and among BlackRock Advisors, LLC and ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Form N-6 Registration Statement of ReliaStar Life Insurance Company and its Select*Life Separate Account, filed on August 18, 2009; File No. 033-57244.)

(f)
Amendment No. 2, dated as of May 28, 2015, and effective as of April 1, 2015, to Administrative Services Agreement dated April 25, 2008, as amended, by and between BlackRock Advisors, LLC and Voya Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(g)
Rule 22C-2 Agreement, dated no later than April 16, 2007, and effective as of October 16, 2007, between BlackRock Distributors, Inc., on behalf of and as distributor for the BlackRock Funds and the Merrill Lynch family of funds and ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on form N-4, filed on April 7, 2008; File No. 333-28755.)

(h)
Notice and Acknowledgement dated April 18, 2018, from BlackRock Investments, LLC and BlackRock Advisors, Inc. to Voya Insurance and Annuity Company and Directed Services LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(i)
Form of Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc., BlackRock Variable Series Funds II, Inc. and Voya Insurance and Annuity Company dated June 1, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(j)
Amendment Number 3 to Fund Participation Agreement between BlackRock Investments, LLC, BlackRock Variable Series Funds, Inc., Blackrock Variable Series Funds II, Inc.  and Voya Insurance and Annuity Company, Dated August 28, 2018. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(2) (a)
Participation Agreement by and between Liberty Variable Investment Trust, Columbia Management Advisors, Inc. and ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective amendment No. 8 to a Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company Separate Account B filed with the Securities and Exchange Commission on December 2, 2005 (File Nos. 333-33914).

(b)
Rule 22c-2 Agreement dated April 16, 2007, and effective as of October 16, 2007, among Columbia Management Services, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Life Insurance Company and Systematized Benefits Administrators Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4, filed on July 27, 2007; File No. 333-134760.)

(c)
Services Agreement with Investment Adviser, effective April 1, 2005, between Liberty Funds Distributor, Inc. and ING USA Annuity and Life Insurance Company.  .  (Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 17, 2019; File No. 333-28769.)

(d)
Joinder and Amendment to Service Agreement effective July 1, 2017, between Voya Insurance and Annuity Company, Columbia Management Investment Distributors, Inc. and Columbia Management Investment Services Corp.  (Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 17, 2019; File No. 333-28769.)

(3) (a)
Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC.  (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

(b)
Amendment to Participation Agreement by and between ProFunds, Golden American Life Insurance Company and ProFunds Advisors LLC.  (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on December 2, 2005; File No. 333-33914.)

(c)
Notice and Acknowledgement dated April 18, 2018, from ProFunds and ProFund Advisors LLC to Voya Insurance and Annuity Company and Directed Services LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(4) (a)
Fund Distribution, Administrative and Shareholder Service Agreement made and entered into as of July 25, 2016, and effective December 31, 2015, by and between Voya Insurance and Annuity Company, Directed Services LLC and Voya Investments Distributor, LLC, Voya Balanced Portfolio, Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Strategic Allocation Portfolios, Inc. Voya Variable Funds, Voya Variable Insurance Trust, Voya Variable Portfolios, Inc. and Voya Variable Products Trust. (Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on August 30, 2016; File No. 333-133944.)

(b)
Amended and Restated Fund Participation, Administrative and Shareholder Services Agreement dated May 9, 2018, between Voya Insurance and Annuity Company, Directed Services, LLC, Voya Investments Distributor, LLC and each Voya insurance dedicated funds. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(c)
Rule 22C-2 Agreement dated May 30, 2018, between Voya Investments, LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(d)
Confidentiality and Non-Disclosure Agreement dated September 24, 2018, between VIAC Services Company, Voya Investments, LLC and Voya Investment Management Co. LLC. (Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2019; File No. 333-133944.)

(i)	Not Applicable

(j)	(1)
Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC and ING USA Annuity and Life Insurance and Company. (Incorporated herein by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 6, 2011; File No. 333-28679.)

(2)
Amendment No. 1, dated December 1, 2013 (effective December 23, 2013), to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment LLC and ING USA Annuity and Life Insurance Company. (Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4 for ING USA Annuity and Life Insurance Company and its Separate Account B, filed on April 10, 2014 (File No. 333-30180.)

(3)
Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING USA Annuity and Life Insurance Company (now known as “Voya Insurance and Annuity Company” or “VIAC”). (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 30, 2014 File No. 333-133944.)

(4)
Amendment No. 3, effective as of May 1, 2015, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) by and between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on December 7, 2015; File No. 333-202174.)

(5)
Amendment No. 4, effective as of March 1, 2016, to the Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) by and between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Voya Insurance and Annuity Company and its Separate Account B, filed on June 24, 2016; File No. 333-133944.)

(6)
Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(7)
Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Insurance and Annuity Company. (Incorporated herein by reference Post-Effective Amendment No. 35 to the Form N-4 Registration Statement of Voya Insurance and Annuity Company and its Separate Account B, filed on April 16, 2018; File No. 333-133944.)

(k)	Opinion and Consent of Counsel (Exhibit 99(k))

(l)	Consent of Independent Registered Public Accounting Firm (Exhibit 99(l))

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)	Powers of Attorney (Exhibit 99(p))

Item 28	Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Peter C. Aberg, 590 Madison Avenue, 41st Floor, New York, NY 10022	Director
Daniel G. Kilpatrick, 590 Madison Avenue, 42nd Floor, New York, NY 10022	Director
Brenna Haysom Romando, 16 Sterling Lake Road, Tuxedo Park, NY 10987	Director
Nedim (Ned) Sadaka, 600 Madison Avenue, 11th Floor, New York, NY 10022	Director
Howard L. Shecter, 2929 Arch Street, Suite 800, Philadelphia, PA 19104	Director and Chairperson of the Board
Vishal N. Sheth, 9 West 57th Street, New York, NY 10019	Director
Jasjit Singh, 9 West 57th Street, New York, NY 10019	Director
Timothy W. Brown, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	President, Chief Executive Officer, Chief Legal Officer, and Secretary
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Financial Officer
Kenneth L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Executive Vice President and Chief Operating Officer
Thomas N. Hanson, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Risk Officer
Heather A. Kleis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Executive Vice President and Chief Human Resources Officer
Timothy D. Billow, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Information Officer
Lindsey A. Bollinger, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Executive Vice President and Chief Implementation Officer
Gregory S. Smith, Jr., 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Chief Accounting Officer
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Senior Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer
Timothy P. Henry, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President and Senior Insurance Portfolio Manager
Parul Bhatia, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President, Chief Actuary and Appointed Actuary
John E. Herlihy, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Senior Vice President, Head of Trading, and Co-Head of Hedging
Glenn A. Black, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Tax
Kelly M. Hennigan, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Head of Investment Operations
Simon B. Scully, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Chief Information Security Officer
James R. Eckis, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer
Jennifer M. Ogren, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Lee M. Barnard, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Ron J. Tanner, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary
Jay M. Lemoncelli, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary
Lori L. DeMarco, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Secretary

Item 29	Persons Controlled by or Under Common Control with the Depositor or the Registrant

1.	The depositor, Venerable Insurance and Annuity Company, is a wholly-owned subsidiary of Venerable Holdings, Inc.
2.	Venerable Holdings, Inc. is a wholly-owned subsidiary of VA Capital Company LLC.
3.	As of January 24, 2023, the following entities had a greater than 1% ownership interest in VA Capital Company:
•	AP Violet, L.P.
Jurisdiction – Delaware
Percentage Holdings – 25.77%
•	Crestview Indigo III Holdings, L.P.
Jurisdiction – Delaware
Percentage Holdings – 24.04%
•	Reverence Capital Partners Opportunities Fund II, L.P.
Jurisdiction – Delaware
Percentage Holdings – 13.78%
•	Athene Asset L.P.
Jurisdiction – Bermuda
Percentage Holdings – 12.76%
•	Equitable Holdings, Inc.
Jurisdiction – Delaware
Percentage Holdings – 9.07%
•	Reverence Capital Partners Opportunities Fund II (Cayman), L.P.
Jurisdiction – Cayman
Percentage Holdings – 6.54%
•	Apollo Venerable Co-Investors L.P.
Jurisdiction – Cayman
Percentage Holdings – 2.82%
•	RCP Indigo Co-Invest, L.P.
Jurisdiction – Cayman
Percentage Holdings – 2.59%
•	VA Capital Management Co-Investors, L.P.
Jurisdiction – Cayman
Percentage Holdings - 1.22%
•	RCP Credit Opportunities Fund Dislocation SPV (Fund III), L.P.
Jurisdiction - Delaware
Percentage Holdings - 1.06%

Item 30	Indemnification

Venerable Insurance and Annuity Company (the “Company” and the “Depositor”) shall indemnify to the full extent permitted by Chapter 490 of the Code of Iowa, as may be amended from time to time, or by other provisions of applicable law, each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, wherever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer, fiduciary or employee of the Company, or is or was serving at the request of the Company as a director, officer, fiduciary, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if he or she acted in good faith and in a manner reasonably believed to be in and not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Any indemnification as described in the preceding paragraph (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that the indemnification is proper in the circumstances because the person claiming indemnification has met the applicable standard of conduct set forth in therein. Such determination shall be made by the Company’s Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding in question. If such a quorum is not obtainable, the Board shall retain independent legal counsel who shall make such a determination in a written opinion.

Expenses (including attorney’s fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Company in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of a person entitled to claim indemnification to repay such amount, if it is ultimately determined that he or she is not entitled to be indemnified by the Company.

To the extent permitted by law, the Company or its parents may purchase and maintain insurance on behalf of any person or persons described in the preceding paragraphs of this Item 30 against any liability asserted against and incurred by him or her, whether or not the Company would have power to indemnify him or her as described above.

Consistent with the laws of the State of Iowa, VA Capital Company LLC (“VA Capital”) maintains various insurance policies issued by reputable insurers covering VA Capital and any company in which VA Capital has a controlling interest, including the Company and Directed Services LLC, the principal underwriter. These policies cover the indemnification obligations of VA Capital and its subsidiaries. The policies include, but are not limited to, the following types of coverages: Professional Liability, Directors & Officers Liability, Cyber Liability, Employment Practices Liability, Fiduciary Liability, and Financial Institutional Bond.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company separate account (the “Registrant”), as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant may, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31	Principal Underwriter

(a)	Directed Services LLC serves as principal underwriter for all contracts issued by Venerable Insurance and Annuity Company through its Separate Accounts A, B EQ, U and the Alger Separate Account A.

(b)	The following information is furnished with respect to the principal officers and directors of Directed Services, LLC, the Registrant’s Distributor.

Name and Principal Business Address	Positions and Offices with Underwriter
Kenneth .L. Brown, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Director, President and Chief Executive Officer
David P. Wiland, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Director
Richard E. Gelfand, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Chief Financial Officer, Treasurer, and Assistant Secretary
Kristi L. Harding, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Senior Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer
Simon B. Scully, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Chief Information Security Officer
Janet E. Myers, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Assistant Treasurer and Assistant Secretary
Angela L. Ellis, 699 Walnut Street, Suite 1350, Des Moines, IA 50309	Vice President and Assistant Secretary
J. Neil McMurdie, 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380	Vice President and Assistant Secretary

(c)	Compensation from the Registrant.

(1) Name of Principal Underwriter	(2) 2020 Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Directed Services LLC	$0	$0	$113,539,245	$0

Item 32	Location of Accounts and Records

Contained in the Registrant’s most recently filed Form N-CEN.

Item 33	Management Services

None.

Item 34	Fee Representation

Venerable Insurance and Annuity Company hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by Venerable Insurance and Annuity Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account B of Venerable Insurance and Annuity Company, has duly caused this Post-Effective Amendment to its Registration Statement on Form N-4 (File No. 333-28755) to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of West Chester, Commonwealth of Pennsylvania, on the 17th day of April, 2023.

SEPARATE ACCOUNT B		VENERABLE INSURANCE AND ANNUITY COMPANY
(Registrant)		(Depositor)

By:	Timothy W. Brown* Timothy W. Brown	By:	Timothy W. Brown* Timothy W. Brown
	President of the Depositor (principal executive officer of the Depositor)		President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 75 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title

Timothy W. Brown*	President and Chief Executive Officer
Timothy W. Brown	(principal executive officer)

David P. Wiland*	Executive Vice President and Chief Financial Officer
David P. Wiland

Gregory S. Smith*	Senior Vice President and Chief Accounting Officer
Gregory S. Smith	(principal accounting officer)

Peter C. Aberg*	Director
Peter C. Aberg		April 17, 2023

Susan L. Gooding*	Director
Susan L. (Susy) Gooding

Daniel G. Kilpatrick*	Director
Daniel G. Kilpatrick

Brenna Haysom Romando*	Director
Brenna Haysom Romando

Nedim Sadaka*	Director
Nedim (Ned) Sadaka

Howard L. Shecter*	Director
Howard L. Shecter

Vishal N. Sheth*	Director
Vishal N. Sheth

By: /s/ Jay Lemoncelli
*Attorney-in-Fact

*	Executed by Jay Lemoncelli on behalf of those indicated pursuant to Powers of Attorney filed as an exhibit to this Registration Statement.

EXHIBIT INDEX

Item 27 Exhibit No.	Exhibit
99(k)	Opinion and Consent of Counsel

99(l)	Consent of Independent Registered Public Accounting Firm

99(p)	Powers of Attorney